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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Concho Resources Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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JOINT LETTER TO STOCKHOLDERS OF CONOCOPHILLIPS
AND STOCKHOLDERS OF CONCHO RESOURCES INC.

Dear Stockholders:

         ConocoPhillips and Concho Resources Inc. (which we refer to as "Concho") have entered into a merger agreement (which, as it may be amended from time to time, we refer to as the "merger agreement") providing for the acquisition of Concho by ConocoPhillips pursuant to a merger between a wholly owned subsidiary of ConocoPhillips and Concho (which we refer to as the "merger"). ConocoPhillips stockholders as of the close of business on December 11, 2020, the record date, are invited to virtually attend a special meeting of ConocoPhillips stockholders on January 15, 2021, at 9:00 a.m., Central Time, to consider and vote upon a proposal to approve the issuance of shares of ConocoPhillips common stock in connection with the merger. Concho stockholders as of the close of business on the record date are invited to virtually attend a special meeting of Concho stockholders on January 15, 2021, at 9:00 a.m., Central Time, to consider and vote upon a proposal to adopt the merger agreement and a non-binding advisory proposal to approve certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger.

         For Concho stockholders, if the merger is completed, you will be entitled to receive, for each issued and outstanding share of Concho common stock owned by you immediately prior to the effective time of the merger, 1.46 shares of ConocoPhillips common stock (which we refer to as the "merger consideration") as further described in the joint proxy statement/prospectus accompanying this notice. The market value of the merger consideration will fluctuate with the price of ConocoPhillips common stock. Based on the closing price of ConocoPhillips common stock on October 16, 2020, the last trading day before the public announcement of the signing of the merger agreement, the value of the per share merger consideration payable to holders of Concho common stock upon completion of the merger was approximately $49.30. Based on the closing price of ConocoPhillips common stock on December 2, 2020, the last practicable date before the date of the joint proxy statement/prospectus accompanying this notice, the value of the merger consideration payable to holders of Concho common stock upon completion of the merger was approximately $58.36. Concho stockholders should obtain current stock price quotations for ConocoPhillips common stock and Concho common stock. ConocoPhillips common stock is traded on the New York Stock Exchange under the symbol "COP," and Concho common stock is traded on the New York Stock Exchange under the symbol "CXO."

         The ConocoPhillips board of directors has unanimously determined that the merger agreement and the transactions contemplated by the merger agreement, including the issuance of shares of ConocoPhillips common stock in connection with the merger, are fair to, and in the best interests of, ConocoPhillips stockholders; has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the issuance of shares of ConocoPhillips common stock in connection with the merger; and unanimously recommends that ConocoPhillips stockholders vote "FOR" the issuance of shares of ConocoPhillips common stock in connection with the merger.

         The Concho board of directors has unanimously determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are fair to, and in the best interests of, Concho stockholders; has unanimously approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the merger; and unanimously recommends that Concho stockholders vote "FOR" the adoption of the merger agreement and "FOR" the other proposal described in the accompanying joint proxy statement/prospectus.

         ConocoPhillips and Concho will each hold a virtual special meeting of its stockholders to consider certain matters relating to the merger. ConocoPhillips and Concho cannot complete the merger unless, among other things, ConocoPhillips stockholders approve the issuance of shares of ConocoPhillips common stock in connection with the merger and Concho stockholders adopt the merger agreement.

         Your vote is very important. To ensure your representation at your company's special meeting, complete and return the applicable enclosed proxy card or submit your proxy by phone or the Internet. Please vote promptly whether or not you expect to virtually attend your company's special meeting. Submitting a proxy now will not prevent you from being able to vote at your company's special meeting.

         The joint proxy statement/prospectus accompanying this notice is also being delivered to Concho's stockholders as ConocoPhillips' prospectus for its offering of shares of ConocoPhillips common stock in connection with the merger.

         The obligations of ConocoPhillips and Concho to complete the merger are subject to the satisfaction or waiver of the conditions set forth in the merger agreement, a copy of which is included as part of the accompanying joint proxy statement/prospectus. The joint proxy statement/prospectus provides you with detailed information about the merger. It also contains or references information about ConocoPhillips and Concho and certain related matters. You are encouraged to read the joint proxy statement/prospectus carefully and in its entirety. In particular, you should carefully read the section entitled "Risk Factors" beginning on page 41 of the joint proxy statement/prospectus for a discussion of risks you should consider in evaluating the merger and the issuance of shares of ConocoPhillips common stock in connection with the merger and how they will affect you.

Sincerely,	Sincerely,

Ryan M. Lance Chairman and Chief Executive Officer ConocoPhillips	Tim Leach Chairman of the Board and Chief Executive Officer Concho Resources Inc.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under the accompanying joint proxy statement/prospectus or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

         The joint proxy statement/prospectus is dated December 11, 2020 and is first being mailed to stockholders of ConocoPhillips and Concho on or about December 11, 2020.

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA THE INTERNET ON JANUARY 15, 2021

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of ConocoPhillips will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time, to consider and vote on a proposal to approve the issuance of shares of ConocoPhillips common stock (which we refer to as the "ConocoPhillips issuance proposal") in connection with the merger between a wholly owned subsidiary of ConocoPhillips and Concho Resources Inc. (which we refer to as "Concho"), as contemplated by the Agreement and Plan of Merger, dated as of October 18, 2020, among ConocoPhillips, Falcon Merger Sub Corp. and Concho (which, as it may be amended from time to time, we refer to as the "merger agreement").

        In light of the ongoing COVID-19 (coronavirus) pandemic and to be consistent with ConocoPhillips' SPIRIT values, the ConocoPhillips special meeting will be held in a virtual meeting format only, via live webcast, and there will not be a physical meeting location. You will be able to attend the ConocoPhillips special meeting online and to vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/COP2021SM, which we refer to as the "ConocoPhillips special meeting website."

        ConocoPhillips stockholder approval of the ConocoPhillips issuance proposal is required to complete the merger. ConocoPhillips will transact no other business at the ConocoPhillips special meeting. The record date for the ConocoPhillips special meeting has been set as December 11, 2020. Only ConocoPhillips stockholders of record as of the close of business on such record date are entitled to notice of, and to vote at, the ConocoPhillips special meeting via the ConocoPhillips special meeting website or any adjournments and postponements of the ConocoPhillips special meeting. For additional information regarding the ConocoPhillips special meeting, see the section entitled "Special Meeting of ConocoPhillips Stockholders."

        The ConocoPhillips board of directors unanimously recommends that you vote "FOR" the ConocoPhillips issuance proposal.

        The ConocoPhillips issuance proposal is described in more detail in the accompanying joint proxy statement/prospectus, which you should read carefully and in its entirety before you vote. A copy of the merger agreement is attached as Annex A to the accompanying joint proxy statement/prospectus.

        PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE CONOCOPHILLIPS SPECIAL MEETING VIA THE CONOCOPHILLIPS SPECIAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS. FOR FURTHER INFORMATION CONCERNING THE PROPOSAL BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

Your vote is very important. Approval of the ConocoPhillips issuance proposal by the ConocoPhillips stockholders is a condition to the merger and requires the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. ConocoPhillips stockholders are requested to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States, or to submit their votes by phone or the Internet. Simply follow the instructions provided on the enclosed proxy card. Abstentions will have the same effect as a vote "AGAINST" the ConocoPhillips issuance proposal and broker non-votes will have no effect on the outcome of the vote.

BY ORDER OF THE BOARD OF DIRECTORS,

Ryan M. Lance Chairman and Chief Executive Officer ConocoPhillips December 11, 2020

NOTICE OF THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD VIRTUALLY VIA THE INTERNET ON JANUARY 15, 2021

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Concho Resources Inc. (which we refer to as "Concho") will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time, to consider and vote on a proposal:

  •
  to adopt the Agreement and Plan of Merger, dated as of October 18, 2020 (which, as it may be amended from time to time, we refer to as the "merger agreement"), among ConocoPhillips, Falcon Merger Sub Corp. (which we refer to as "Merger Sub") and Concho (which we refer to as the "merger proposal"); and

  •
  to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger contemplated by the merger agreement (which we refer to as the "non-binding compensation advisory proposal").

        In light of the ongoing COVID-19 (coronavirus) pandemic, the Concho special meeting will be held in a virtual meeting format only, via live webcast, and there will not be a physical meeting location. You will be able to attend the Concho special meeting online and to vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/CXO2021SM, which we refer to as the "Concho special meeting website."

        Concho stockholder approval of the merger proposal is required to complete the merger between Merger Sub and Concho, as contemplated by the merger agreement. Concho stockholders will also be asked to approve the non-binding compensation advisory proposal. Concho will transact no other business at the Concho special meeting. The record date for the Concho special meeting has been set as December 11, 2020. Only Concho stockholders of record as of the close of business on such record date are entitled to notice of, and to vote at, the Concho special meeting via the Concho special meeting website or any adjournments and postponements of the Concho special meeting. For additional information regarding the Concho special meeting, see the section entitled "Special Meeting of Concho Stockholders" beginning on page 64 of the joint proxy statement/prospectus accompanying this notice.

        The Concho board of directors unanimously recommends that you vote "FOR" the merger proposal and "FOR" the non-binding compensation advisory proposal.

        The Concho stockholder proposals are described in more detail in the accompanying joint proxy statement/prospectus, which you should read carefully and in its entirety before you vote. A copy of the merger agreement is attached as Annex A to the accompanying joint proxy statement/prospectus.

        PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE CONCHO SPECIAL MEETING VIA THE CONCHO SPECIAL MEETING WEBSITE. IF YOU LATER DESIRE TO REVOKE OR CHANGE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS. FOR FURTHER INFORMATION CONCERNING THE PROPOSALS BEING VOTED UPON, USE OF THE PROXY AND OTHER RELATED MATTERS, YOU ARE URGED TO READ THE ACCOMPANYING JOINT PROXY STATEMENT/PROSPECTUS.

Your vote is very important. Approval of the merger proposal by the Concho stockholders is a condition to the merger and requires the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Concho stockholders are requested to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States, or to submit their votes by phone or the Internet. Simply follow the instructions provided on the enclosed proxy card. Abstentions, failure to submit a proxy or vote via the Concho special meeting website and broker non-votes will have the same effect as a vote "AGAINST" the merger proposal.

BY ORDER OF THE BOARD OF DIRECTORS,

Tim Leach Chairman of the Board and Chief Executive Officer Concho Resources Inc. December 11, 2020

REFERENCES TO ADDITIONAL INFORMATION

        This joint proxy statement/prospectus incorporates by reference important business and financial information about ConocoPhillips (which we refer to as "ConocoPhillips") and Concho Resources Inc. (which we refer to as "Concho") from other documents that are not included in or delivered with this joint proxy statement/prospectus, including documents that ConocoPhillips and Concho have filed with the U.S. Securities and Exchange Commission (which we refer to as the "SEC"). For a listing of documents incorporated by reference herein, see the section entitled "Where You Can Find More Information." This information is available for you to review free of charge at the public reference room of the SEC located at 100 F Street, N.E., Washington, DC 20549, and through the SEC's website at www.sec.gov.

        You may request copies of this joint proxy statement/prospectus and any of the documents incorporated by reference herein or other information concerning ConocoPhillips or Concho, without charge, upon written or oral request to the applicable company's principal executive offices. The respective addresses and phone numbers of such principal executive offices are listed below.

For ConocoPhillips Stockholders:	For Concho Stockholders:
ConocoPhillips 925 N. Eldridge Parkway Houston, Texas 77079 Attention: Investor Relations (281) 293-1000	Concho Resources Inc. One Concho Center 600 West Illinois Avenue Midland, Texas 79701 Attention: Investor Relations (432) 683-7443

        To obtain timely delivery of these documents before the ConocoPhillips special meeting, ConocoPhillips stockholders must request the information no later than January 8, 2021 (which is five business days before the date of the ConocoPhillips special meeting).

        To obtain timely delivery of these documents before the Concho special meeting, Concho stockholders must request the information no later than January 8, 2021 (which is five business days before the date of the Concho special meeting).

        In addition, if you have questions about the merger or this joint proxy statement/prospectus, would like additional copies of this joint proxy statement/prospectus or need to obtain proxy cards or other information related to the proxy solicitation, contact Morrow Sodali LLC, the proxy solicitor for ConocoPhillips, at (800) 662-5200 (toll-free in North America), or +1 (203) 658-9400 (outside of North America), or by email at COP@investor.morrowsodali.com, or MacKenzie Partners, Inc., the proxy solicitor for Concho, toll-free at (800) 322-2885, or for brokers and banks, collect at (212) 929-5500, or by email at proxy@mackenziepartners.com. You will not be charged for any of these documents that you request.

 ABOUT THIS JOINT PROXY STATEMENT/PROSPECTUS

        This document, which forms part of a registration statement on Form S-4 filed with the SEC by ConocoPhillips (File No. 333-250183), constitutes a prospectus of ConocoPhillips under Section 5 of the Securities Act of 1933, as amended (which we refer to as the "Securities Act"), with respect to the shares of common stock of ConocoPhillips, par value $0.01 per share (which we refer to as "ConocoPhillips common stock") to be issued to Concho stockholders pursuant to the Agreement and Plan of Merger, dated as of October 18, 2020 (which, as it may be amended from time to time, we refer to as the "merger agreement"), among ConocoPhillips, Falcon Merger Sub Corp. (which we refer to as "Merger Sub") and Concho.

        This document also constitutes a notice of meeting and proxy statement of each of ConocoPhillips and Concho under Section 14(a) of the Securities Exchange Act of 1934, as amended (which we refer to as the "Exchange Act").

        ConocoPhillips has supplied all information contained or incorporated by reference herein relating to ConocoPhillips, and Concho has supplied all information contained or incorporated by reference herein relating to Concho. ConocoPhillips and Concho have both contributed to the information relating to the merger agreement contained in this joint proxy statement/prospectus.

        You should rely only on the information contained in or incorporated by reference herein in connection with any vote, the giving or withholding of any proxy or any investment decision in connection with the merger agreement. ConocoPhillips and Concho have not authorized anyone to provide you with information that is different from that contained in or incorporated by reference herein. This joint proxy statement/prospectus is dated December 11, 2020, and you should not assume that the information contained in this joint proxy statement/prospectus is accurate as of any date other than such date unless otherwise specifically provided herein. Further, you should not assume that the information incorporated by reference herein is accurate as of any date other than the date of the incorporated document. Neither the mailing of this joint proxy statement/prospectus to ConocoPhillips or Concho stockholders nor the issuance by ConocoPhillips of shares of ConocoPhillips common stock pursuant to the merger agreement will create any implication to the contrary.

        All currency amounts referenced in this joint proxy statement/prospectus are in U.S. dollars.

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QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETINGS

        The following are answers to certain questions that you may have regarding the ConocoPhillips and Concho special meetings. ConocoPhillips and Concho urge you to read carefully the remainder of this document because the information in this section may not provide all the information that might be important to you in determining how to vote. Additional important information is also contained in the annexes to, and the documents incorporated by reference in, this document.

Q:    Why am I receiving this joint proxy statement/prospectus?

A:
You are receiving this joint proxy statement/prospectus because ConocoPhillips, Concho and Merger Sub have entered into the merger agreement, pursuant to which, on the terms and subject to the conditions included in the merger agreement, ConocoPhillips has agreed to acquire Concho by means of a merger of Merger Sub with and into Concho (which we refer to as the "merger"), with Concho surviving the merger as a wholly owned subsidiary of ConocoPhillips, and your vote is required in connection with the merger. The merger agreement, which governs the terms of the merger, is attached to this joint proxy statement/prospectus as Annex A.

ConocoPhillips.    The issuance of shares of ConocoPhillips common stock in connection with the merger must be approved by the ConocoPhillips stockholders in accordance with the rules of the New York Stock Exchange (which we refer to as the "NYSE") in order for the merger to be consummated. ConocoPhillips is holding a virtual special meeting of its stockholders (which we refer to as the "ConocoPhillips special meeting") to obtain that approval. Your vote is very important. We encourage you to submit a proxy to have your shares of ConocoPhillips common stock voted as soon as possible.

Concho.    The merger agreement must be adopted by the Concho stockholders in accordance with the General Corporation Law of the State of Delaware (which we refer to as the "DGCL") in order for the merger to be consummated. Concho is holding a virtual special meeting of its stockholders (which we refer to as the "Concho special meeting") to obtain that approval. Concho stockholders will also be asked to vote on a non-binding advisory proposal to approve certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger. Your vote is very important. We encourage you to submit a proxy to have your shares of common stock, par value $0.001 per share, of Concho (which we refer to as "Concho common stock") voted as soon as possible.

Q:    When and where will the special meetings take place?

A:
ConocoPhillips.    The ConocoPhillips special meeting will be held virtually via the Internet at 9:00 a.m., Central Time, on January 15, 2021. The ConocoPhillips special meeting will be held solely via live webcast and there will not be a physical meeting location. ConocoPhillips stockholders will be able to attend the ConocoPhillips special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/COP2021SM, which we refer to as the "ConocoPhillips special meeting website."

Concho.    The Concho special meeting will be held virtually via the Internet at 9:00 a.m. Central Time, on January 15, 2021. The Concho special meeting will be held solely via live webcast and there will not be a physical meeting location. Concho stockholders will be able to attend the Concho special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CXO2021SM, which we refer to as the "Concho special meeting website."

Q:    What matters will be considered at the special meetings?

A:
ConocoPhillips.    The ConocoPhillips stockholders are being asked to consider and vote on a proposal to approve the issuance of shares of ConocoPhillips common stock in connection with the merger as contemplated by the merger agreement (which we refer to as the "ConocoPhillips issuance proposal").

Concho.    The Concho stockholders are being asked to consider and vote on:

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a proposal to adopt the merger agreement (which we refer to as the "merger proposal"); and

•
a proposal to approve, by a non-binding advisory vote, certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger (which we refer to as the "non-binding compensation advisory proposal").

Q:    Is my vote important?

A:
ConocoPhillips.    Yes. Your vote is very important. The merger cannot be completed unless the ConocoPhillips issuance proposal is approved by the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. Only ConocoPhillips stockholders as of the close of business on the record date are entitled to vote at the ConocoPhillips special meeting. The board of directors of ConocoPhillips (which we refer to as the "ConocoPhillips board" or the "ConocoPhillips board of directors") unanimously recommends that such ConocoPhillips stockholders vote "FOR" the approval of the ConocoPhillips issuance proposal.

Concho.    Yes. Your vote is very important. The merger cannot be completed unless the merger proposal is approved by the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Only Concho stockholders as of the close of business on the record date are entitled to vote at the Concho special meeting. The board of directors of Concho (which we refer to as the "Concho board" or the "Concho board of directors") unanimously recommends that such Concho stockholders vote "FOR" the approval of the merger proposal and "FOR" the approval of the non-binding compensation advisory proposal.

Q:
If my shares of ConocoPhillips and/or Concho common stock are held in "street name" by my broker, bank or other nominee, will my broker, bank or other nominee automatically vote those shares for me?

A:
If your shares are held through a broker, bank or other nominee, you are considered the "beneficial holder" of the shares held for you in what is known as "street name." The "record holder" of such shares is your broker, bank or other nominee, and not you. If this is the case, this joint proxy statement/prospectus has been forwarded to you by your broker, bank or other nominee. You must provide the record holder of your shares with instructions on how to vote your shares. Otherwise, your broker, bank or other nominee may not vote your shares on any of the proposals to be considered at the ConocoPhillips special meeting or the Concho special meeting, as applicable. A so called "broker non-vote" will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter.

  Under the current rules of the NYSE, brokers, banks or other nominees do not have discretionary authority to vote on the ConocoPhillips issuance proposal. Because the only proposal for consideration at the ConocoPhillips special meeting is a non-discretionary proposal, it is not expected that there will be any broker non-votes at the ConocoPhillips special meeting. However, if there are any broker non-votes, they will have no effect on the ConocoPhillips issuance proposal.

  Under the current rules of the NYSE, brokers, banks or other nominees do not have discretionary authority to vote on any of the proposals at the Concho special meeting. Because the only proposals for consideration at the Concho special meeting are nondiscretionary proposals, it is not expected that there will be any broker non-votes at the Concho special meeting. However, if there are any broker non-votes, they will have (i) the same effect as a vote "AGAINST" the merger proposal and (ii) no effect on the non-binding compensation advisory proposal.

Q:
What ConocoPhillips stockholder vote is required for the approval of the ConocoPhillips issuance proposal?

A:
Approval of the ConocoPhillips issuance proposal requires the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

Q:
What Concho stockholder vote is required for the approval of the merger proposal and non-binding compensation advisory proposal?

A:
The Concho merger proposal.    Approval of the merger proposal requires the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Failure to vote on the merger proposal will have the same effect as a vote "AGAINST" the merger proposal.

The Concho non-binding compensation advisory proposal.    Approval of the non-binding compensation advisory proposal requires the affirmative vote of a majority of the shares of Concho common stock present via the Concho special meeting website or by proxy at the Concho special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote. As an advisory vote, this proposal is not binding upon Concho or the Concho board or ConocoPhillips or the ConocoPhillips board, and approval of this proposal is not a condition to completion of the merger.

Q:    Who will count the votes?

A:
The votes at the ConocoPhillips special meeting will be counted by an independent inspector of elections appointed by the ConocoPhillips board. The votes at the Concho special meeting will be counted by an independent inspector of elections appointed by the Concho board.

Q:    What will Concho stockholders receive if the merger is completed?

A:
As a result of the merger, each share of Concho common stock issued and outstanding immediately prior to the effective time of the merger (other than any excluded shares and converted shares, as defined in the section entitled "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration," and any Concho restricted stock awards, as defined and discussed in the Question and Answer directly below, not treated as shares of Concho common stock) will be converted into the right to receive 1.46 shares of ConocoPhillips common stock (which we refer to as the "merger consideration"). We refer to such shares of Concho common stock eligible to receive the merger consideration as "eligible shares."

  If you receive the merger consideration and would otherwise be entitled to receive a fractional share of ConocoPhillips common stock, you will receive cash in lieu of such fractional share, and you will not be entitled to dividends, voting rights or any other rights in respect of such fractional share. For additional information regarding the merger consideration, see the sections entitled "The Merger—Consideration to Concho Stockholders" and "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

Q:    What will holders of Concho equity awards receive in the merger?

A:
At the effective time of the merger, each outstanding Concho equity award will be treated as a share of Concho common stock, including the right to receive the merger consideration.

Concho Restricted Stock.    At the effective time of the merger, each outstanding award of restricted Concho common stock (which we refer to as the "Concho restricted stock" and other than those awards that fully vest by their terms at the effective time) granted under Concho's 2019 Stock Incentive Plan (which we refer to as the "Concho stock plan") will be converted into an award in respect of the number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the number of shares of Concho common stock subject to the award multiplied by the exchange ratio. Each outstanding award of Concho restricted stock that fully vests by its terms at the effective time will vest and be converted into the right to receive the merger consideration in respect of each share subject to the award.

Concho Performance Units.    At the effective time of the merger, each outstanding award of Concho performance units (which we refer to as the "Concho performance units" other than those awards that might be granted following October 18, 2020, the date of execution of the merger agreement), will vest and be converted into the right to receive an amount in cash equal to the value of the merger consideration in respect of each share subject to the award. Applicable performance goals for such Concho performance units will be deemed satisfied at two-thirds (2/3) of maximum performance (which is 200% of target) for active employees and any former employee who, as of the effective time of the merger, serves on the Concho board, and based on actual performance for former employees (and, for former employees, the number of shares subject to the award will be prorated to the extent contemplated by the applicable award agreement). Each outstanding Concho performance unit granted after October 18, 2020 will be converted into a time-vesting award in respect of a number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the target number of shares of Concho common stock subject to the award multiplied by the exchange ratio. The cash value of the merger consideration will be determined based on the volume weighted average price of ConocoPhillips common stock for the five (5) consecutive trading days ending two (2) trading days prior to the closing date as reported by Bloomberg, L.P.

  For additional information regarding the treatment of Concho equity awards, see the section entitled "The Merger Agreement—Treatment of Concho Equity Awards in the Merger."

Q:
What equity stake will Concho stockholders hold in ConocoPhillips immediately following the merger?

A:
Based on the number of issued and outstanding shares of ConocoPhillips and Concho common stock as of December 2, 2020, and the exchange ratio of 1.46 shares of ConocoPhillips common stock for each share of Concho common stock, holders of shares of Concho common stock as of immediately prior to the effective time of the merger would hold, in the aggregate, approximately 21% of the issued and outstanding shares of ConocoPhillips common stock immediately following the effective time of the merger. The exact equity stake of Concho stockholders in ConocoPhillips immediately following the effective time of the merger will depend on the number of shares of ConocoPhillips common stock and Concho common stock issued and outstanding immediately prior to the effective time of the merger, as provided in the section entitled "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

Q:    How do the ConocoPhillips and Concho boards recommend that I vote?

A:
ConocoPhillips.    The ConocoPhillips board unanimously recommends that ConocoPhillips stockholders vote "FOR" the approval of the ConocoPhillips issuance proposal. For additional information regarding how the ConocoPhillips board recommends that ConocoPhillips stockholders vote, see the section entitled "The Merger—Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger."

  Concho.    The Concho board unanimously recommends that Concho stockholders vote "FOR" the approval of the merger proposal and "FOR" the approval of the non-binding compensation advisory proposal. For additional information regarding how the Concho board recommends that Concho stockholders vote, see the section entitled "The Merger—Recommendation of the Concho Board of Directors and Reasons for the Merger."

Q:    Why are Concho stockholders being asked to vote on executive officer compensation?

A:
The SEC has adopted rules that require Concho to seek a non-binding advisory vote on certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger. Concho urges its stockholders to read the section entitled "The Merger—Interests of Concho Directors and Executive Officers in the Merger."

Q:    Who is entitled to vote at the special meeting?

A:
ConocoPhillips special meeting.    The ConocoPhillips board has fixed December 11, 2020 as the record date for the ConocoPhillips special meeting. All holders of record of shares of ConocoPhillips common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the ConocoPhillips special meeting via the ConocoPhillips special meeting website, provided that those shares remain outstanding on the date of the ConocoPhillips special meeting. As of December 9, 2020 (the last practicable date prior to the record date), there were 1,068,034,619 shares of ConocoPhillips common stock issued and outstanding and entitled to vote at the ConocoPhillips special meeting. Attendance at the ConocoPhillips special meeting via the ConocoPhillips special meeting website is not required to vote. Instructions on how to vote your shares without virtually attending the ConocoPhillips special meeting are provided in this section below.

Concho special meeting.    The Concho board has fixed December 11, 2020 as the record date for the Concho special meeting. All holders of record of shares of Concho common stock as of the close of business on the record date are entitled to receive notice of, and to vote at, the Concho special meeting via the Concho special meeting website, provided that those shares remain outstanding on the date of the Concho special meeting. As of December 9, 2020 (the last practicable date prior to the record date), there were 196,294,626 shares of Concho common stock issued and outstanding and entitled to vote at the Concho special meeting. Attendance at the Concho special meeting via the Concho special meeting website is not required to vote. Instructions on how to vote your shares without virtually attending the Concho special meeting are provided in this section below.

Q:    How many votes do I have?

A:
ConocoPhillips stockholders.    Each ConocoPhillips stockholder of record is entitled to one vote for each share of ConocoPhillips common stock held of record by him or her as of the close of business on the record date.

Concho stockholders.    Each Concho stockholder of record is entitled to one vote for each share of Concho common stock held of record by him or her as of the close of business on the record date.

Q:    What constitutes a quorum for the ConocoPhillips and/or Concho special meetings?

A:
A quorum is the minimum number of stockholders necessary to hold a valid meeting.

Quorum for ConocoPhillips special meeting.    The presence at the ConocoPhillips special meeting, via the ConocoPhillips special meeting website or by proxy, of the shares of ConocoPhillips common stock entitled to cast a majority of the votes which could be cast at the ConocoPhillips special meeting by the holders of all the outstanding shares of ConocoPhillips common stock entitled to vote at such meeting constitutes a quorum. If you submit a properly executed proxy card, even if you do not vote for the proposal or vote to "abstain" in respect of the proposal, your shares of ConocoPhillips common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the ConocoPhillips special meeting. Broker non-votes will not be treated as present for purposes of determining the presence of a quorum at the ConocoPhillips special meeting.

Quorum for Concho special meeting.    The presence at the Concho special meeting, via the Concho special meeting website or by proxy, of the holders of a majority of the outstanding shares of Concho common stock entitled to vote at the Concho special meeting constitutes a quorum. If you submit a properly executed proxy card, even if you do not vote for the proposals or vote to "abstain" in respect of the proposals, your shares of Concho common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the Concho special meeting. Broker non-votes will not be treated as present for purposes of determining the presence of a quorum at the Concho special meeting.

Q:    What will happen to Concho as a result of the merger?

A:
If the merger is completed, Merger Sub will merge with and into Concho. As a result of the merger, the separate corporate existence of Merger Sub will cease, and Concho will continue as the surviving corporation in the merger and as a wholly owned subsidiary of ConocoPhillips. Furthermore, shares of Concho common stock will be delisted from the NYSE and will no longer be publicly traded.

Q:
I own shares of Concho common stock. What will happen to those shares as a result of the merger?

A:
If the merger is completed, your shares of Concho common stock will be converted into the right to receive the merger consideration. All such shares of Concho common stock, when so converted, will cease to be outstanding and will automatically be cancelled. Each holder of a share of Concho common stock that was outstanding immediately prior to the effective time of the merger will cease to have any rights with respect to shares of Concho common stock except the right to receive the merger consideration, any dividends or distributions made with respect to shares of ConocoPhillips common stock with a record date after the effective time of the merger, and any cash to be paid in lieu of any fractional shares of ConocoPhillips common stock, in each case to be issued or paid upon the exchange of any certificates or book-entry shares of Concho common stock for merger consideration. For additional information, see the sections entitled "The Merger—Consideration to Concho Stockholders" and "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

Q:
Where will the ConocoPhillips common stock that Concho stockholders receive in the merger be publicly traded?

A:
Assuming the merger is completed, the shares of ConocoPhillips common stock that Concho stockholders receive in the merger will be listed and traded on the NYSE.

Q:    What happens if the merger is not completed?

A:
If the merger proposal is not approved by Concho stockholders or if the ConocoPhillips issuance proposal is not approved by ConocoPhillips stockholders or if the merger is not completed for any other reason, Concho stockholders will not receive any merger consideration in connection with the merger, and their shares of Concho common stock will remain outstanding. Concho will remain an independent public company and Concho common stock will continue to be listed and traded on the NYSE. Additionally, if the merger proposal is not approved by Concho stockholders or if the merger is not completed for any other reason, ConocoPhillips will not issue shares of ConocoPhillips common stock to Concho stockholders, regardless of whether the ConocoPhillips issuance proposal is approved. If the merger agreement is terminated under specified circumstances, either Concho or ConocoPhillips (depending on the circumstances) may be required to pay the other party a termination fee, reverse termination fee or other termination-related payment. For a more detailed discussion of the termination-related fees, see "The Merger Agreement—Termination."

Q:    What happens if the non-binding compensation advisory proposal is not approved?

A:
This vote is advisory and non-binding, and the merger is not conditioned or dependent upon the approval of the non-binding compensation advisory proposal. However, Concho and ConocoPhillips value the opinions of Concho stockholders and ConocoPhillips expects to consider the outcome of the vote, along with other relevant factors, when considering future executive compensation, assuming the merger is completed.

Q:
What is a proxy and how can I vote my shares via the ConocoPhillips special meeting website or the Concho special meeting website?

A:
A proxy is a legal designation of another person to vote the stock you own.

ConocoPhillips.    Shares of ConocoPhillips common stock held directly in your name as the stockholder of record as of the close of business on December 11, 2020, the record date, may be voted at the ConocoPhillips special meeting via the ConocoPhillips special meeting website. If you choose to attend the ConocoPhillips special meeting and vote your shares via the ConocoPhillips special meeting website, you will need the 16-digit control number included on your proxy card. If you are a beneficial owner of ConocoPhillips common stock but not the stockholder of record of such shares of ConocoPhillips common stock, you will need to obtain a control number from your broker, bank or other nominee holder of record giving you the right to vote the shares.

Concho.    Shares of Concho common stock held directly in your name as the stockholder of record as of the close of business on December 11, 2020, the record date, may be voted at the Concho special meeting via the Concho special meeting website. If you choose to attend the Concho special meeting and vote your shares via the Concho special meeting website, you will need the 16-digit control number included on your proxy card. If you are a beneficial owner of Concho common stock but not the stockholder of record of such shares of Concho common stock, you will need to obtain a control number from your broker, bank or other nominee holder of record giving you the right to vote the shares.

Q:    How can I vote my shares without attending the special meetings?

A:
ConocoPhillips.    If you are a stockholder of record of ConocoPhillips common stock as of the close of business on December 11, 2020, the record date, you can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner, you may vote by submitting voting instructions to your broker, bank or other nominee, or otherwise by following instructions provided by your broker, bank or other nominee. Phone and Internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or other nominee.

  Concho.    If you are a stockholder of record of Concho common stock as of the close of business on December 11, 2020, the record date, you can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card. Please note that if you are a beneficial owner, you may vote by submitting voting instructions to your broker, bank or other nominee, or otherwise by following instructions provided by your broker, bank or other nominee. Phone and Internet voting may be available to beneficial owners. Please refer to the vote instruction form provided by your broker, bank or other nominee.

Q:
What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
ConocoPhillips.    If your shares of ConocoPhillips common stock are registered directly in your name with ConocoPhillips' transfer agent, Computershare Trust Company, N.A. you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in "street name." Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.

Concho.    If your shares of Concho common stock are registered directly in your name with Concho's transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the stockholder of record with respect to those shares, and access to proxy materials is being provided directly to you. If your shares are held in a stock brokerage account or by a broker, bank or other nominee, then you are considered the beneficial owner of those shares, which are considered to be held in "street name." Access to proxy materials is being provided to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares.

Q:    What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials relating to the ConocoPhillips special meeting and/or the Concho special meeting if you hold shares of both ConocoPhillips and Concho common stock or if you hold shares of ConocoPhillips and/or Concho common stock in "street name" and also directly in your name as a stockholder of record or otherwise or if you hold shares of ConocoPhillips and/or Concho common stock in more than one brokerage account.

Direct holders (stockholders of record).    For shares of ConocoPhillips and/or Concho common stock held directly, complete, sign, date and return each proxy card (or cast your vote by phone or the Internet as provided on each proxy card) or otherwise follow the voting instructions provided in this joint proxy statement/prospectus in order to ensure that all of your shares of ConocoPhillips and/or Concho common stock are voted.

  Shares in "street name."    For shares of ConocoPhillips and/or Concho common stock held in "street name" through a broker, bank or other nominee, follow the instructions provided by your broker, bank or other nominee to vote your shares.

Q:
I hold shares of both ConocoPhillips and Concho common stock. Do I need to vote separately for each company?

A:
Yes. You will need to separately follow the applicable procedures described in this joint proxy statement/prospectus both with respect to the voting of shares of ConocoPhillips common stock and with respect to the voting of shares of Concho common stock in order to effectively vote the shares of common stock you hold in each company.

Q:
If a stockholder gives a proxy, how will the shares of ConocoPhillips or Concho common stock, as applicable, covered by the proxy be voted?

A:
If you provide a proxy, regardless of whether you provide that proxy by phone, the Internet or completing and returning the applicable enclosed proxy card, the individuals named on the enclosed proxy card will vote your shares of ConocoPhillips common stock or your shares of Concho common stock, as applicable, in the way that you indicate when providing your proxy in respect of the shares of common stock you hold in such company. When completing the phone or Internet processes or the proxy card, you may specify whether your shares of ConocoPhillips or Concho common stock, as applicable, should be voted for or against, or abstain from voting on, all, some or none of the specific items of business to come before the ConocoPhillips special meeting or the Concho special meeting, as applicable.

Q:    How will my shares of common stock be voted if I return a blank proxy?

A:
ConocoPhillips.    If you sign, date and return your proxy and do not indicate how you want your shares of ConocoPhillips common stock to be voted, then your shares of ConocoPhillips common stock will be voted "FOR" the approval of the ConocoPhillips issuance proposal.

Concho.    If you sign, date and return your proxy and do not indicate how you want your shares of Concho common stock to be voted, then your shares of Concho common stock will be voted "FOR" the approval of the merger proposal and "FOR" the approval of the non-binding compensation advisory proposal.

Q:    Can I change my vote after I have submitted my proxy?

A:
ConocoPhillips.    Yes. If you are a stockholder of record of ConocoPhillips common stock as of the close of business on the record date, whether you vote by phone, the Internet or mail, you can change or revoke your proxy before it is voted at the ConocoPhillips special meeting in one of the following ways:

•
submit a new proxy card bearing a later date;

•
vote again by phone or the Internet at a later time;

•
give written notice of your revocation to the ConocoPhillips Corporate Secretary at the following address: ConocoPhillips, P.O. Box 4783, Houston, Texas 77210-4783; or

•
attend the ConocoPhillips special meeting and vote your shares. Please note that your attendance at the meeting via the ConocoPhillips special meeting website will not alone serve to revoke your proxy; instead, you must vote your shares via the ConocoPhillips special meeting website.

  If you are a beneficial owner of ConocoPhillips common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

  Concho.    Yes. If you are a stockholder of record of Concho common stock as of the close of business on the record date, whether you vote by phone, the Internet or mail, you can change or revoke your proxy before it is voted at the Concho special meeting in one of the following ways:

  •
  submit a new proxy card bearing a later date;

  •
  vote again by phone or the Internet at a later time;

  •
  give written notice of your revocation to the Concho Senior Vice President, General Counsel and Corporate Secretary at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701; or

  •
  attend the Concho special meeting and vote your shares. Please note that your attendance at the meeting via the Concho special meeting website will not alone serve to revoke your proxy; instead, you must vote your shares via the Concho special meeting website.

  If you are a beneficial owner of Concho common stock as of the close of business on the record date, you must follow the instructions of your broker, bank or other nominee to revoke or change your voting instructions.

Q:    Where can I find the voting results of the special meetings?

A:
Within four business days following certification of the final voting results, ConocoPhillips and Concho each intend to file the final voting results of its special meeting with the SEC in a Current Report on Form 8-K.

Q:
If I do not favor the merger as a ConocoPhillips and/or Concho stockholder, what are my rights?

A:
ConocoPhillips stockholders.    Under Delaware law, ConocoPhillips stockholders are not entitled to appraisal rights in connection with the issuance of shares of ConocoPhillips common stock as contemplated by the merger agreement. ConocoPhillips stockholders may vote against the ConocoPhillips issuance proposal if they do not favor the merger.

Concho stockholders.    Because shares of Concho common stock are listed on the NYSE and holders of shares of Concho common stock are not required to receive consideration other than shares of ConocoPhillips common stock, which are listed on the NYSE, and cash in lieu of fractional shares in the merger, holders of shares of Concho common stock are not entitled to exercise appraisal rights under Delaware law in connection with the merger. Concho stockholders may vote against the merger proposal if they do not favor the merger.

Q:
Are there any risks that I should consider as a ConocoPhillips and/or Concho stockholder in deciding how to vote?

A:
Yes. You should read and carefully consider the risk factors set forth in the section entitled "Risk Factors" beginning on page 41. You also should read and carefully consider the risk factors of ConocoPhillips and Concho contained in the documents that are incorporated by reference in this joint proxy statement/prospectus.

Q:    What happens if I sell my shares before the special meetings?

A:
ConocoPhillips stockholders.    The record date for ConocoPhillips stockholders entitled to vote at the ConocoPhillips special meeting is earlier than the date of the ConocoPhillips special meeting. If you transfer your shares of ConocoPhillips common stock after the record date but before the ConocoPhillips special meeting, you will, unless special arrangements are made, retain your right to vote at the ConocoPhillips special meeting.

Concho stockholders.    The record date for Concho stockholders entitled to vote at the Concho special meeting is earlier than the date of the Concho special meeting. If you transfer your shares of Concho common stock after the record date but before the Concho special meeting, you will, unless special arrangements are made, retain your right to vote at the Concho special meeting but will have transferred the right to receive the merger consideration to the person to whom you transferred your shares of Concho common stock.

Q:
What are the material U.S. federal income tax consequences of the merger to Concho stockholders?

A:
Concho and ConocoPhillips intend for the merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (which we refer to as the "Code"). It is expected that U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger") of shares of Concho common stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of ConocoPhillips common stock in exchange for Concho common stock in the merger, other than gain or loss, if any, with respect to any cash received in lieu of a fractional share of ConocoPhillips common stock. The completion of the merger is not conditioned on the merger qualifying for the intended tax treatment or upon the receipt of an opinion of counsel or Internal Revenue Service (which we refer to as the "IRS") ruling to that effect.

  The material U.S. federal income tax consequences of the merger are discussed in more detail in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger." The discussion of the material U.S. federal income tax consequences contained in this joint proxy statement/prospectus is intended to provide only a general discussion and is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger that may vary with, or are dependent on, individual circumstances. In addition, it does not address the effects of any foreign, state or local tax laws or any U.S. federal tax laws other than U.S. federal income tax laws.

  TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO YOU IN YOUR PARTICULAR CIRCUMSTANCES.

Q:    When is the merger expected to be completed?

A:
ConocoPhillips and Concho are working to complete the merger as quickly as possible. Subject to the satisfaction or waiver of the conditions described in the section entitled "The Merger Agreement—Conditions to the Completion of the Merger," including the approval of the merger proposal by Concho stockholders at the Concho special meeting and the approval of the ConocoPhillips issuance proposal by ConocoPhillips stockholders at the ConocoPhillips special meeting, the transaction is expected to close in the first quarter of 2021. However, neither ConocoPhillips nor Concho can predict the actual date on which the merger will be completed, nor can the parties assure that the merger will be completed, because completion is subject to conditions beyond either company's control. In addition, if the merger is not completed by April 30, 2021, either ConocoPhillips or Concho may choose not to proceed with the merger by terminating the merger agreement.

Q:
If I am a Concho stockholder, how will I receive the merger consideration to which I am entitled?

A:
If you are a holder of certificates that represent eligible shares of Concho common stock (which we refer to as "Concho common stock certificates"), a notice advising you of the effectiveness of the merger and a letter of transmittal and instructions for the surrender of your Concho common stock certificates will be mailed to you as soon as practicable after the effective time of the merger. After receiving proper documentation from you, Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A. (which we refer to as the "exchange agent"), will send to you (i) a statement reflecting the aggregate whole number of shares of ConocoPhillips common stock (which will be in uncertificated book-entry form) that you have a right to receive pursuant to the merger agreement and (ii) a check in the amount equal to the cash payable in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable to you as merger consideration.

  If you are a holder of book-entry shares representing eligible shares of Concho common stock (which we refer to as "Concho book-entry shares") which are held through the Depository Trust Company (which we refer to as "DTC"), the exchange agent will transmit to DTC or its nominees as soon as reasonably practicable on or after the closing date, the merger consideration, cash in lieu of any fractional shares of ConocoPhillips common stock and any dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration, in each case, that DTC has the right to receive.

  If you are a holder of record of Concho book-entry shares which are not held through DTC, the exchange agent will deliver to you, as soon as practicable after the effective time of the merger, (i) a notice advising you of the effectiveness of the merger, (ii) a statement reflecting the aggregate whole number of shares of ConocoPhillips common stock (which will be in uncertificated book-entry form) that you have a right to receive pursuant to the merger agreement and (iii) a check in the amount equal to the cash payable in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable to you as merger consideration.

  No interest will be paid or accrued on any amount payable for shares of Concho common stock eligible to receive the merger consideration pursuant to the merger agreement.

  For additional information on the exchange of Concho common stock for the merger consideration, see the section entitled "The Merger Agreement—Payment for Securities; Exchange."

Q:
If I am a holder of Concho common stock certificates, do I need to send in my stock certificates at this time to receive the merger consideration?

A:
No. Please DO NOT send your Concho common stock certificates with your proxy card. You should carefully review and follow the instructions set forth in the letter of transmittal, which will be mailed to you, regarding the surrender of your stock certificates.

Q:
If I am a holder of Concho common stock, will the shares of ConocoPhillips common stock issued in the merger receive a dividend?

A:
After the completion of the merger, the shares of ConocoPhillips common stock issued in connection with the merger will carry with them the right to receive the same dividends on shares of ConocoPhillips common stock as all other holders of shares of ConocoPhillips common stock, for any dividend the record date for which occurs after the merger is completed.

Q:    Who will solicit and pay the cost of soliciting proxies?

A:
ConocoPhillips. ConocoPhillips has retained Morrow Sodali LLC (which we refer to as "Morrow Sodali") to assist in the solicitation process. ConocoPhillips will pay Morrow Sodali a fee of approximately $35,000, as well as reasonable and documented out-of-pocket expenses. ConocoPhillips also has agreed to indemnify Morrow Sodali against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Concho.    Concho has retained MacKenzie Partners, Inc. (which we refer to as "MacKenzie Partners") to assist in the solicitation process. Concho will pay MacKenzie Partners a fee of approximately $100,000, as well as reasonable and customary documented expenses. Concho also has agreed to indemnify MacKenzie Partners against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

Q:    What is "householding"?

A:
To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding ConocoPhillips common stock but who share the same address, ConocoPhillips has adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of this joint proxy statement/prospectus until such time as one or more of these stockholders notifies ConocoPhillips that they want to receive separate copies. In addition, the broker, bank or other nominee for any stockholder who is a beneficial owner of ConocoPhillips common stock may deliver only one copy of this joint proxy statement/prospectus to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the ConocoPhillips stockholders. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. ConocoPhillips stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. Concho has not elected to institute householding.

Q:    What should I do now?

A:
You should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, and return your completed, signed and dated proxy card by mail in the enclosed postage-paid envelope or submit your voting instructions by phone or the Internet as soon as possible so that your shares of ConocoPhillips and/or Concho common stock will be voted in accordance with your instructions.

Q:
Who can answer my questions about the ConocoPhillips and/or Concho special meeting or the transactions contemplated by the merger agreement?

A:
ConocoPhillips stockholders. If you have any questions about the ConocoPhillips special meeting or the information contained in this joint statement/prospectus or desire additional copies of this joint proxy statement/prospectus or additional proxies, contact ConocoPhillips' proxy solicitor:

509 Madison Avenue
New York, New York 10022
Call Toll-Free at (800) 662-5200 (in North America)
or +1 (203) 658-9400 (outside of North America)
E-mail: COP@investor.morrowsodali.com

  Concho stockholders.    If you have questions about the Concho special meeting or the information contained in this joint proxy statement/prospectus, or desire additional copies of this joint proxy statement/prospectus or additional proxies, contact Concho's proxy solicitor:

1407 Broadway, 27th Floor
New York, New York 10018
Email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
Toll-Free: (800) 322-2885

Q:    Where can I find more information about ConocoPhillips, Concho and the merger?

A:
You can find out more information about ConocoPhillips, Concho and the merger by reading this joint proxy statement/prospectus and, with respect to ConocoPhillips and Concho, from various sources described in the section entitled "Where You Can Find More Information."

SUMMARY

        This summary highlights selected information included in this joint proxy statement/prospectus and does not contain all of the information that may be important to you. You should read this joint proxy statement/prospectus and its annexes carefully and in its entirety and the other documents to which ConocoPhillips and Concho refer before you decide how to vote with respect to the proposals to be considered and voted on at the special meeting for your company. In addition, ConocoPhillips and Concho incorporate by reference important business and financial information about ConocoPhillips and Concho into this joint proxy statement/prospectus, as further described in the section entitled "Where You Can Find More Information" beginning on page 230. You may obtain the information incorporated by reference into this joint proxy statement/prospectus without charge by following the instructions in the section entitled "Where You Can Find More Information" beginning on page 230. Each item in this summary includes a page reference directing you to a more complete description of that item in this joint proxy statement/prospectus.

Information About the Companies (page 57)

ConocoPhillips

925 N. Eldridge Parkway
Houston, Texas 77079
Phone: (281) 293-1000

        ConocoPhillips is an independent E&P company with operations and activities in 15 countries. ConocoPhillips' diverse, low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional assets in North America, Europe and Asia; LNG developments; oil sands assets in Canada; and an inventory of global conventional and unconventional exploration prospects. Headquartered in Houston, Texas, as of September 30, 2020, ConocoPhillips employed approximately 9,800 people worldwide and had total assets of $63 billion. ConocoPhillips was incorporated in the State of Delaware on November 16, 2001, in connection with, and in anticipation of, the merger between Conoco Inc. and Phillips Petroleum Company. The merger between Conoco Inc. and Phillips Petroleum Company was consummated on August 30, 2002. On May 1, 2012, ConocoPhillips completed the spinoff of its downstream business, Phillips 66.

Concho Resources Inc.

One Concho Center
600 West Illinois Avenue
Midland, Texas 79701
Phone: (432) 683-7443

        Concho, whose legal name is Concho Resources Inc., was incorporated in Delaware in February 2006. Based in Midland, Texas, Concho is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. Concho's operations are primarily focused in the Permian Basin of West Texas and Southeast New Mexico. The Permian Basin is one of the most prolific oil and natural gas producing regions in the United States and is characterized by an extensive production history, long reserve life, multiple producing horizons and significant recovery potential. Concho's legacy in the Permian Basin provides it with a deep understanding of operating and geological trends. Concho is actively developing its resource base by utilizing long-lateral wells and multi-well pad locations.

Falcon Merger Sub Corp.

c/o ConocoPhillips
925 N. Eldridge Parkway
Houston, Texas 77079
Phone: (281) 293-1000

        Merger Sub, whose legal name is Falcon Merger Sub Corp., is a direct, wholly owned subsidiary of ConocoPhillips. Upon the completion of the merger, Merger Sub will cease to exist. Merger Sub was incorporated in Delaware on October 16, 2020 for the sole purpose of effecting the merger.

The Merger and the Merger Agreement (page 141)

        The terms and conditions of the merger are contained in the merger agreement, which is attached to this document as Annex A and is incorporated by reference herein in its entirety. ConocoPhillips and Concho encourage you to read the merger agreement carefully and in its entirety, as it is the legal document that governs the merger.

        The ConocoPhillips board and Concho board each has unanimously approved the merger agreement and the transactions contemplated by the merger agreement. Pursuant to the terms and subject to the conditions included in the merger agreement, ConocoPhillips has agreed to acquire Concho by means of a merger of Merger Sub with and into Concho, with Concho surviving the merger as a wholly owned subsidiary of ConocoPhillips.

Merger Consideration (page 143)

        As a result of the merger, each eligible share of Concho common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 1.46 shares of ConocoPhillips common stock (i.e., the merger consideration).

        Concho stockholders will not be entitled to receive any fractional shares of ConocoPhillips common stock in the merger, and no Concho stockholders will be entitled to dividends, voting rights or any other rights in respect of any fractional shares of ConocoPhillips common stock. Concho stockholders that would have otherwise been entitled to receive a fractional share of ConocoPhillips common stock will instead be entitled to receive, in lieu of fractional shares, an amount in cash, without interest, equal to the product of the volume weighted average price of ConocoPhillips common stock for the five consecutive trading days ending two trading days prior to the closing date as reported by Bloomberg, L.P., multiplied by the fraction of a share of ConocoPhillips common stock to which the holder would otherwise be entitled.

Risk Factors (page 41)

        The merger and an investment in ConocoPhillips common stock involve risks, some of which are related to the transactions contemplated by the merger agreement. You should carefully consider the information about these risks set forth under the section entitled "Risk Factors" beginning on page 41, together with the other information included or incorporated by reference in this joint proxy statement/prospectus, particularly the risk factors contained in ConocoPhillips' and Concho's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Concho stockholders should carefully consider the risks set out in that section before deciding how to vote with respect to the merger proposal and non-binding compensation advisory proposal to be considered and voted on at the Concho special meeting, and ConocoPhillips stockholders should carefully consider the risks set out in that section before deciding how to vote with respect to the ConocoPhillips issuance proposal to be considered and voted on at the ConocoPhillips special meeting. For additional information, see the section entitled "Where You Can Find More Information" beginning on page 230.

Treatment of Concho Equity Awards (page 143)

Concho Restricted Stock

        At the effective time of the merger, each outstanding award of shares of Concho restricted stock (other than those awards that fully vest by their terms at the effective time) granted under the Concho stock plan will be converted into an award in respect of the number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the number of shares of Concho common stock subject to the award multiplied by the exchange ratio. Each outstanding award of Concho restricted stock that fully vests by its terms at the effective time will vest and be converted into the right to receive the merger consideration in respect of each share subject to the award.

Concho Performance Units

        At the effective time of the merger, each outstanding award of shares of Concho performance units (other than those awards that might be granted following October 18, 2020) will vest and be converted into the right to receive an amount in cash equal to the value of the merger consideration in respect of each share subject to the award. Applicable performance goals for such Concho performance units will be deemed satisfied at two-thirds (2/3) of maximum performance (which is 200% of target) for active employees and any former employee who, as of the effective time of the merger, serves on the Concho board, and based on actual performance for former employees (and, for former employees, the number of shares subject to the award will be prorated to the extent contemplated by the applicable award agreement). Each outstanding Concho performance unit granted after October 18, 2020 will be converted into a time-vesting award in respect of a number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the target number of shares of Concho common stock subject to the award multiplied by the exchange ratio. The cash value of the merger consideration will be determined based on the volume weighted average price of ConocoPhillips common stock for the five (5) consecutive trading days ending two (2) trading days prior to the closing date as reported by Bloomberg, L.P.

Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger (page 86)

        The ConocoPhillips board unanimously recommends that you vote "FOR" the ConocoPhillips issuance proposal. For the factors considered by the ConocoPhillips board in reaching this decision and additional information on the recommendation of the ConocoPhillips board, see the section entitled "The Merger—Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger" beginning on page 86.

Recommendation of the Concho Board of Directors and Reasons for the Merger (page 98)

        The Concho board unanimously recommends that you vote "FOR" the merger proposal and "FOR" the non-binding compensation advisory proposal. For the factors considered by the Concho board in reaching this decision and additional information on the recommendation of the Concho board, see the section entitled "The Merger—Recommendation of the Concho Board of Directors and Reasons for the Merger" beginning on page 98.

Opinions of Financial Advisors (pages 90, 103 and 111)

Opinion of Goldman Sachs, ConocoPhillips' financial advisor

        At a meeting of the ConocoPhillips board, Goldman Sachs & Co. LLC (which we refer to as "Goldman Sachs") rendered to the ConocoPhillips board its oral opinion, subsequently confirmed by delivery of a written opinion, dated October 18, 2020, to the ConocoPhillips board, to the effect that, as of the date of Goldman Sachs' written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to ConocoPhillips.

        The full text of the written opinion of Goldman Sachs, dated October 18, 2020, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this joint proxy statement/prospectus as Annex B. The summary of Goldman Sachs' opinion contained in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of Goldman Sachs' written opinion. Goldman Sachs' advisory services and opinion were provided for the information and assistance of the ConocoPhillips board in connection with its consideration of the merger and the opinion does not constitute a recommendation as to how any ConocoPhillips stockholder should vote with respect to the merger or any other matter.

        For additional information, see the section entitled "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor" beginning on page 90 and the full text of the written opinion of Goldman Sachs attached as Annex B to this joint proxy statement/prospectus.

Opinion of Credit Suisse, Concho's financial advisor

        On October 18, 2020, Credit Suisse Securities (USA) LLC (which we refer to as "Credit Suisse") rendered its oral opinion to the Concho board (which was subsequently confirmed in writing by delivery of Credit Suisse's written opinion addressed to the Concho board dated the same date) as to, as of October 18, 2020, the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement.

        Credit Suisse's opinion was directed to the Concho board (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger. The summary of Credit Suisse's opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this joint proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse's written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and they do not constitute, advice or a recommendation to any stockholder as to how such holder should vote or act on any matter relating to the merger.

        For additional information, see the section entitled "The Merger—Opinion of Credit Suisse, Concho's Financial Advisor" beginning on page 103 and the full text of the written opinion of Credit Suisse attached as Annex C of this joint proxy statement/prospectus.

Opinion of J.P. Morgan, Concho's financial advisor

        At the meeting of the Concho board on October 18, 2020, J.P. Morgan Securities LLC (which we refer to as "J.P. Morgan") rendered its oral opinion to the Concho board (which was subsequently confirmed in writing by delivery of J.P. Morgan's written opinion addressed to the Concho board dated the same date) as to, as of October 18, 2020, the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement.

        The full text of the written opinion of J.P. Morgan, dated October 18, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. J.P. Morgan's written opinion was addressed to the Concho board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the exchange ratio to be paid to the holders of Concho common stock in the merger and did not address any other aspect of the merger. The opinion does not constitute a recommendation to any stockholder of Concho as to how such stockholder should vote with respect to the merger or any other matter.

        For additional information, see the section entitled "The Merger—Opinion of J.P. Morgan, Concho's Financial Advisor" beginning on page 111 and the full text of the written opinion of J.P. Morgan attached as Annex D of this joint proxy statement/prospectus.

Special Meeting of ConocoPhillips Stockholders (page 58)

Date, Time, Place and Purpose of the ConocoPhillips Special Meeting

        The ConocoPhillips special meeting will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time. In light of ongoing developments related to the COVID-19 (coronavirus) pandemic and to be consistent with ConocoPhillips' SPIRIT values, ConocoPhillips has elected to hold the ConocoPhillips special meeting solely by means of remote communication via the Internet. The ConocoPhillips special meeting will be held solely via live webcast and there will not be a physical meeting location. ConocoPhillips stockholders will be able to attend the ConocoPhillips special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/COP2021SM, which we refer to as the "ConocoPhillips special meeting website."

        The purpose of the ConocoPhillips special meeting is to consider and vote on the ConocoPhillips issuance proposal. Approval of the ConocoPhillips issuance proposal is a condition to the obligation of ConocoPhillips and Concho to complete the merger.

Record Date and Outstanding Shares of ConocoPhillips Common Stock

        Only holders of record of issued and outstanding shares of ConocoPhillips common stock as of the close of business on December 11, 2020, the record date for the ConocoPhillips special meeting, are entitled to notice of, and to vote at, the ConocoPhillips special meeting via the ConocoPhillips special meeting website or any adjournment or postponement of the ConocoPhillips special meeting.

        As of December 9, 2020 (the last practicable date prior to the record date), there were 1,068,034,619 shares of ConocoPhillips common stock issued and outstanding and entitled to vote at the ConocoPhillips special meeting. You may cast one vote for each share of ConocoPhillips common stock that you held as of the close of business on the record date.

        A complete list of ConocoPhillips stockholders entitled to vote at the ConocoPhillips special meeting will be available for inspection at ConocoPhillips' offices in Houston, Texas during ordinary business hours for a period of no less than 10 days before the ConocoPhillips special meeting. If you would like to examine the list of ConocoPhillips stockholders, please contact the ConocoPhillips Corporate Secretary at (281) 293-3030. If ConocoPhillips' headquarters are closed for health and safety reasons related to the COVID-19 (coronavirus) pandemic during such period, the list of ConocoPhillips stockholders will be made available for inspection upon request to the ConocoPhillips Corporate Secretary, subject to the satisfactory verification of stockholder status. The list of ConocoPhillips stockholders entitled to vote at the ConocoPhillips special meeting will also be made available for inspection during the ConocoPhillips special meeting via the ConocoPhillips special meeting website at www.virtualshareholdermeeting.com/COP2021SM.

Quorum; Abstentions and Broker Non-Votes

        A quorum of ConocoPhillips stockholders is necessary for ConocoPhillips to hold a valid meeting. The presence at the ConocoPhillips special meeting, via the ConocoPhillips special meeting website or by proxy, of the shares of ConocoPhillips common stock entitled to cast a majority of the votes which could be cast at the ConocoPhillips special meeting by the holders of all the outstanding shares of ConocoPhillips common stock entitled to vote at such meeting constitutes a quorum. If you submit a properly executed proxy card, even if you do not vote for the proposal or vote to "abstain" in respect of the proposal, your shares of ConocoPhillips common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the ConocoPhillips special meeting.

        ConocoPhillips common stock held in "street name" with respect to which the beneficial owner fails to give voting instructions to the broker, bank or other nominee, and ConocoPhillips common stock with respect to which the beneficial owner otherwise fails to vote, will not be considered present and entitled to vote at the ConocoPhillips special meeting for the purpose of determining the presence of a quorum.

        A broker non-vote will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter. It is not expected that there will be any broker non-votes at the ConocoPhillips special meeting. However, if there are any broker non-votes, the shares will not be considered present and entitled to vote at the ConocoPhillips special meeting for the purpose of determining the presence of a quorum.

        Executed but unvoted proxies will be voted in accordance with the recommendation of the ConocoPhillips board.

Required Vote to Approve the ConocoPhillips Issuance Proposal

        Approval of the ConocoPhillips issuance proposal requires the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The ConocoPhillips issuance proposal is described in the section entitled "ConocoPhillips Stockholder Proposal" beginning on page 63.

Voting by Directors and Executive Officers

        As of December 2, 2020, ConocoPhillips directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 337,082 shares of ConocoPhillips common stock, or less than 1% of the total outstanding shares of ConocoPhillips common stock as of December 2, 2020.

        ConocoPhillips currently expects that all of its directors and executive officers will vote their shares "FOR" the ConocoPhillips issuance proposal.

Adjournment

        If a quorum is not present or if there are not sufficient votes for the approval of the ConocoPhillips issuance proposal, ConocoPhillips expects that the ConocoPhillips special meeting will be adjourned by the chairman of the ConocoPhillips special meeting to solicit additional proxies in accordance with the merger agreement. At any subsequent reconvening of the ConocoPhillips special meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the ConocoPhillips special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Special Meeting of Concho Stockholders (page 64)

Date, Time, Place and Purpose of the Concho Special Meeting

        The Concho special meeting will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time. In light of ongoing developments related to the COVID-19 (coronavirus) pandemic, the Concho special meeting will be held solely via live webcast and there will not be a physical meeting location. Concho stockholders will be able to attend the Concho special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CXO2021SM, which we refer to as the "Concho special meeting website."

        The purpose of the Concho special meeting is to consider and vote on the merger proposal and the non-binding compensation advisory proposal. Approval of the merger proposal is a condition to the obligation of Concho and ConocoPhillips to complete the merger. Approval of the non-binding compensation advisory proposal is not a condition to the obligation of either Concho or ConocoPhillips to complete the merger.

Record Date and Outstanding Shares of Concho Common Stock

        Only holders of record of issued and outstanding shares of Concho common stock as of the close of business on December 11, 2020, the record date for the Concho special meeting, are entitled to notice of, and to vote at, the Concho special meeting via the Concho special meeting website or any adjournment or postponement of the Concho special meeting.

        As of December 9, 2020 (the last practicable date prior to the record date), there were 196,294,626 shares of Concho common stock issued and outstanding and entitled to vote at the Concho special meeting. You may cast one vote for each share of Concho common stock that you held as of the close of business on the record date.

        A complete list of Concho stockholders entitled to vote at the Concho special meeting will be available for inspection at Concho's principal place of business during regular business hours for a period of no less than 10 days before the Concho special meeting at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701. If Concho's headquarters are closed for health and safety reasons related to the COVID-19 (coronavirus) pandemic during such period, the list of Concho stockholders will be made available for inspection upon request to Concho's corporate secretary, subject to the satisfactory verification of stockholder status. The list of Concho stockholders entitled to vote at the Concho special meeting will also be made available for inspection during the Concho special meeting via the Concho special meeting website at www.virtualshareholdermeeting.com/CXO2021SM.

Quorum; Abstentions and Broker Non-Votes

        A quorum of Concho stockholders is necessary for Concho to hold a valid meeting. The presence at the Concho special meeting, via the Concho special meeting website or by proxy, of the holders of a majority of the outstanding shares of Concho common stock entitled to vote at the Concho special meeting constitutes a quorum.

        If you submit a properly executed proxy card, even if you do not vote for either proposal or vote to "abstain" in respect of each proposal, your shares of Concho common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the Concho special meeting. Concho common stock held in "street name" with respect to which the beneficial owner fails to give voting instructions to the broker, bank or other nominee, and Concho common stock with respect to which the beneficial owner otherwise fails to vote, will not be considered present and entitled to vote at the Concho special meeting for the purpose of determining the presence of a quorum.

        A broker non-vote will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter. It is not expected that there will be any broker non-votes at the Concho special meeting. However, if there are any broker non-votes, the shares will not be considered present and entitled to vote at the Concho special meeting for the purpose of determining the presence of a quorum.

        Executed but unvoted proxies will be voted in accordance with the recommendations of the Concho board.

Required Vote to Approve the Merger Proposal

        Approval of the merger proposal requires the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the merger proposal. Failure to vote on the merger proposal will have the same effect as a vote "AGAINST" the merger proposal.

        The merger proposal is described in the section entitled "Concho Proposals" beginning on page 69.

Required Vote to Approve the Non-Binding Compensation Advisory Proposal

        Approval of the non-binding compensation advisory proposal requires the affirmative vote of a majority of the shares of Concho common stock present via the Concho special meeting website or represented by proxy at the Concho special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The non-binding compensation advisory proposal is described in the section entitled "Concho Proposals" beginning on page 69.

Voting by Directors and Executive Officers

        As of December 2, 2020, Concho directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 1,806,252 shares of Concho common stock, or less than 1% of the total outstanding shares of Concho common stock as of December 2, 2020.

        Concho currently expects that all of its directors and executive officers will vote their shares "FOR" the merger proposal and "FOR" the non-binding compensation advisory proposal.

Adjournment

        If a quorum is not present or if there are not sufficient votes for the approval of the merger proposal, Concho expects that the Concho special meeting will be adjourned by the chairman of the Concho special meeting to solicit additional proxies in accordance with the merger agreement. At any subsequent reconvening of the Concho special meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Concho special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

Board of Directors and Management of ConocoPhillips Following the Completion of the Merger (page 130)

        Under the terms of the merger agreement, ConocoPhillips has agreed to take all necessary corporate action so that upon and after the effective time of the merger, the size of the ConocoPhillips board is increased by one member, and prior to the completion of the merger, Concho's Chairman and Chief Executive Officer as of the date of the merger agreement (provided he remains in such positions as of immediately prior to the completion of the merger or else a member of the Concho board mutually agreed between Concho and ConocoPhillips) is appointed to the ConocoPhillips board to fill the vacancy on the ConocoPhillips board created by such increase. ConocoPhillips, through the ConocoPhillips board, has agreed to take all necessary action to nominate such new director for election to the ConocoPhillips board in the proxy statement relating to the first annual meeting of the stockholders of ConocoPhillips following the completion of the merger.

        Upon the completion of the merger, the current directors and executive officers of ConocoPhillips are expected to continue in their current positions, other than as may be publicly announced by ConocoPhillips in the normal course and other than as a result of Concho's Chairman and Chief Executive Officer becoming Executive Vice President, Lower 48 of ConocoPhillips, Concho's President becoming President, Permian of ConocoPhillips and Concho's Executive Vice President and Chief Operating Officer becoming Vice President and Chief Commercial Officer of ConocoPhillips, in each case, effective upon the effective time of the merger.

Interests of Concho Directors and Executive Officers in the Merger (page 130)

        In considering the recommendation of the Concho board with respect to the merger proposal and the non-binding compensation advisory proposal, Concho stockholders should be aware that the directors and executive officers of Concho have interests in the merger that may be different from, or in addition to, the interests of Concho stockholders generally. The members of the Concho board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and in determining to recommend that Concho stockholders approve the merger proposal.

Conditions to the Completion of the Merger (page 179)

        Each party's obligation to complete the merger is subject to the satisfaction or waiver of the following mutual conditions:

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  ConocoPhillips Stockholder Approval.  The ConocoPhillips issuance proposal must have been approved in accordance with applicable law and the ConocoPhillips organizational documents, as applicable.

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  Concho Stockholder Approval.  The merger proposal must have been approved in accordance with applicable law and the Concho organizational documents, as applicable.

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  Regulatory Approval.  Any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the "HSR Act") applicable to the merger and the other transactions contemplated by the merger agreement must have expired or been terminated.

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  No Injunctions or Restraints.  Any governmental entity having jurisdiction over ConocoPhillips, Concho and Merger Sub must not have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger and any law that makes the consummation of the merger illegal or otherwise prohibited must not have been adopted.

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  Effectiveness of the Registration Statement.  The registration statement, of which this joint proxy statement/prospectus forms a part, must have been declared effective by the SEC under the Securities Act and must not be the subject of any stop order or proceedings seeking a stop order.

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  NYSE Listing.  The shares of ConocoPhillips common stock issuable to Concho stockholders pursuant to the merger agreement must have been authorized for listing on the NYSE, upon official notice of issuance.

        The obligations of ConocoPhillips and Merger Sub to complete the merger are subject to the satisfaction or waiver of further conditions, including:

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  the accuracy of the representations and warranties of Concho contained in the merger agreement as of October 18, 2020 and as of the closing date (other than representations that by their terms speak specifically as of another date or period of time), subject to the materiality standards provided in the merger agreement;

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  Concho having performed and complied with in all material respects all of its obligations under the merger agreement required to be performed or complied with at or prior to the effective time of the merger; and

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  ConocoPhillips having received a certificate of Concho signed by an executive officer of Concho, dated as of the closing date, confirming that the conditions set forth in the two bullets directly above have been satisfied.

        The obligation of Concho to complete the merger is subject to the satisfaction or waiver of the following additional conditions:

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  the accuracy of the representations and warranties of ConocoPhillips contained in the merger agreement as of October 18, 2020 and as of the closing date (other than representations that by their terms speak specifically as of another date or period of time), subject to the materiality standards provided in the merger agreement;

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  ConocoPhillips and Merger Sub having performed and complied with in all material respects all of their respective obligations under the merger agreement required to be performed or complied with by them at or prior to the effective time of the merger; and

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  Concho having received a certificate of ConocoPhillips signed by an executive officer of ConocoPhillips, dated as of the closing date, confirming that the conditions in the two bullets directly above have been satisfied.

No Solicitation (page 155)

No Solicitation by ConocoPhillips

        ConocoPhillips has agreed that, from and after October 18, 2020, ConocoPhillips and its officers and directors will, will cause ConocoPhillips' subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other representatives of ConocoPhillips and its subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations ongoing with any person with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a ConocoPhillips competing proposal (as such term is defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Definitions of Competing Proposals" beginning on page 166).

        ConocoPhillips has also agreed that, from and after October 18, 2020, ConocoPhillips and its officers and directors will not, will cause ConocoPhillips' subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other representatives of ConocoPhillips and its subsidiaries not to:

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  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a ConocoPhillips competing proposal;

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  engage in, continue or otherwise participate in any discussions with any person with respect to or negotiations with any person with respect to, relating to, or in furtherance of a ConocoPhillips competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a ConocoPhillips competing proposal;

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  furnish any information regarding ConocoPhillips or its subsidiaries, or access to the properties, assets or employees of ConocoPhillips or its subsidiaries, to any person in connection with or in response to any ConocoPhillips competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a ConocoPhillips competing proposal;

  •
  enter into any letter of intent or agreement in principal, or other agreement providing for a ConocoPhillips competing proposal (other than certain confidentiality agreements entered into as permitted by the merger agreement); or

  •
  submit any ConocoPhillips competing proposal to the vote of ConocoPhillips stockholders.

        Notwithstanding the agreements described above, prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, ConocoPhillips may engage in the second and third bullets directly above with any person if (i) ConocoPhillips receives a bona fide written ConocoPhillips competing proposal from such person that was not solicited at any time following October 18, 2020; and (ii) such ConocoPhillips competing proposal did not arise from a breach of the obligations described directly above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Definitions of Competing Proposals" beginning on page 166; provided, however, that:

  •
  no information that is prohibited from being furnished pursuant to the foregoing obligations may be furnished until ConocoPhillips receives an executed confidentiality agreement, subject to certain conditions;

  •
  any non-public information furnished to any person will have previously been made available to Concho, or is made available to Concho prior to or concurrently with the time such information is made available to such person;

  •
  prior to taking any such actions, the ConocoPhillips board or any committee of the ConocoPhillips board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such ConocoPhillips competing proposal is, or would reasonably be expected to lead to, a ConocoPhillips superior proposal (as defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation" beginning on page 155); and

  •
  prior to taking any such actions, the ConocoPhillips board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law.

        Notwithstanding the above restrictions, ConocoPhillips may, in response to an inquiry or proposal from a third party, inform a third party or its representative of the "no solicitation" obligations described above (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted under the merger agreement).

No Solicitation by Concho

        Concho has agreed that, from and after October 18, 2020, Concho and its officers and directors will, will cause Concho's subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other representatives of Concho and its subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations ongoing with any third party with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Concho competing proposal (as such term is defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Definitions of Competing Proposals" beginning on page 166).

        Concho has also agreed that, from and after October 18, 2020, Concho and its officers and directors will not, will cause Concho's subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other representatives of Concho and its subsidiaries not to:

  •
  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a Concho competing proposal;

  •
  engage in, continue or otherwise participate in any discussions with any person with respect to or negotiations with any person with respect to, relating to, or in furtherance of a Concho competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Concho competing proposal;

  •
  furnish any information regarding Concho or its subsidiaries, or access to the properties, assets or employees of Concho or its subsidiaries, to any person in connection with or in response to any Concho competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Concho competing proposal;

  •
  enter into any letter of intent or agreement in principal, or other agreement providing for a Concho competing proposal (other than certain confidentiality agreements entered into as permitted by the merger agreement); or

  •
  submit any Concho competing proposal to the vote of Concho stockholders.

        Notwithstanding the agreements described above, prior to, but not after, the time the merger proposal has been approved by Concho stockholders, Concho may engage in the second and third bullets directly above with any person if (i) Concho receives a bona fide written Concho competing proposal from such person that was not solicited at any time following October 18, 2020; and (ii) such Concho competing proposal did not arise from a breach of the obligations described directly above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Definitions of Competing Proposals" beginning on page 166; provided, however, that:

  •
  no information that is prohibited from being furnished pursuant to the foregoing obligations may be furnished until Concho receives an executed confidentiality agreement, subject to certain conditions;

  •
  any non-public information furnished to any person will have previously been made available to ConocoPhillips or is made available to ConocoPhillips prior to or concurrently with the time such information is made available to such person;

  •
  prior to taking any such actions, the Concho board or any committee of the Concho board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Concho competing proposal is, or would reasonably be expected to lead to, a Concho superior proposal (as defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation" beginning on page 155); and

  •
  prior to taking any such actions, the Concho board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law.

        Notwithstanding the above restrictions, Concho may, in response to an inquiry or proposal from a third party, inform a third party or its representative of the "no solicitation" obligations described above (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted under the merger agreement).

Changes of Recommendation (page 155)

ConocoPhillips Restrictions on Changes of Recommendation

        Subject to certain exceptions described below, the ConocoPhillips board may not effect a ConocoPhillips recommendation change (as defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—ConocoPhillips: Restrictions on Changes of Recommendation" beginning on page 159).

Concho Restrictions on Changes of Recommendation

        Subject to certain exceptions described below, the Concho board may not effect a Concho recommendation change (as defined in the section entitled "The Merger Agreement—No-Solicitation; Changes of Recommendation—Concho: Restrictions on Changes of Recommendation" beginning on page 160).

ConocoPhillips: Permitted Changes of Recommendation in Connection with a ConocoPhillips Superior Proposal

        Prior to, but not after, the time that the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, in response to a bona fide written ConocoPhillips competing proposal from a third party that was not solicited at any time following October 18, 2020, that is expressly conditioned upon the non-consummation of the transactions contemplated by the merger agreement (including the failure to satisfy any of the closing conditions required by the merger agreement), and did not arise from a breach of the "no solicitation" obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by ConocoPhillips" beginning on page 155 the ConocoPhillips board may effect a ConocoPhillips recommendation change (but may not terminate the merger agreement) if:

  •
  the ConocoPhillips board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such ConocoPhillips competing proposal is a ConocoPhillips superior proposal and, after consultation with its outside legal counsel, that the failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips superior proposal would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law; and

  •
  ConocoPhillips provides Concho written notice of such proposed action and the basis of such proposed action three business days in advance and complies with certain obligations, each as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—ConocoPhillips: Permitted Changes of Recommendation in Connection with a ConocoPhillips Superior Proposal" beginning on page 161.

ConocoPhillips: Permitted Changes of Recommendation in Connection with Intervening Events

        Prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, in response to a ConocoPhillips intervening event (as defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—ConocoPhillips: Permitted Changes of Recommendation in Connection with Intervening Events" beginning on page 162) that occurs or arises after October 18, 2020 and that did not arise from or in connection with a breach of the merger agreement by ConocoPhillips, ConocoPhillips may effect a ConocoPhillips recommendation change (but may not terminate the merger agreement) if:

  •
  the ConocoPhillips board determines in good faith, after consultation with its financial advisors and outside legal counsel, that a ConocoPhillips intervening event has occurred and, after consultation with its outside legal counsel, that failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips intervening event would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law; and

  •
  ConocoPhillips provides Concho written notice of such proposed action and the basis of such proposed action three business days in advance (including a reasonably detailed description of the facts and circumstances of the ConocoPhillips intervening event) and complies with certain obligations, each as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—ConocoPhillips: Permitted Changes of Recommendation in Connection with Intervening Events" beginning on page 162.

Concho: Permitted Changes of Recommendation in Connection with a Concho Superior Proposal

        Prior to, but not after, the time the merger proposal has been approved by Concho stockholders, in response to a bona fide written Concho competing proposal from a third party that was not solicited at any time following October 18, 2020 and did not arise from a breach of the "no solicitation" obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by Concho" beginning on page 157, the Concho board may effect a Concho recommendation change (but may not terminate the merger agreement) if:

  •
  the Concho board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Concho competing proposal is a Concho superior proposal and, after consultation with its outside legal counsel, that the failure to effect a Concho recommendation change in response to such Concho superior proposal would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law; and

  •
  Concho provides ConocoPhillips written notice of such proposed action and the basis of such proposed action three business days in advance and complies with certain obligations, each as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Concho: Permitted Changes of Recommendation in Connection with a Concho Superior Proposal" beginning on page 163.

Concho: Permitted Changes of Recommendation in Connection with Intervening Events

        Prior to, but not after, the time the merger proposal has been approved by Concho stockholders, in response to a Concho intervening event (as defined in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Concho: Permitted Changes of Recommendation in Connection with Intervening Events" beginning on page 164) that occurs or arises after October 18, 2020 and that did not arise from or in connection with a breach of the merger agreement by Concho, Concho may effect a Concho recommendation change (but may not terminate the merger agreement) if:

  •
  the Concho board determines in good faith, after consultation with its financial advisors and outside legal counsel, that a Concho intervening event has occurred and, after consultation with its outside legal counsel, that failure to effect a Concho recommendation change in response to such Concho intervening event would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law; and

  •
  Concho provides ConocoPhillips written notice of such proposed action and the basis of such proposed action three business days in advance (including a reasonably detailed description of the facts and circumstances of the Concho intervening event) and complies with certain obligations, each as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—Concho: Permitted Changes of Recommendation in Connection with Intervening Events" beginning on page 164.

Termination (page 181)

        ConocoPhillips and Concho may terminate the merger agreement and abandon the merger at any time prior to the effective time of the merger by mutual written consent of ConocoPhillips and Concho.

        The merger agreement may also be terminated by either ConocoPhillips or Concho at any time prior to the effective time of the merger in any of the following situations:

  •
  if any governmental entity having jurisdiction over any party has issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such order, decree, ruling or injunction or other action has become final and nonappealable, or if any law has been adopted that permanently makes the consummation of the merger illegal or otherwise permanently prohibited, so long as the terminating party has not breached any material covenant or agreement under the merger agreement that has caused or resulted in such order, decree, ruling or injunction or other action;

  •
  upon an end date termination event (as defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181); or

  •
  upon a Concho stockholder approval termination event or a ConocoPhillips stockholder approval termination event (as each term is defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181).

        In addition, the merger agreement may be terminated by ConocoPhillips:

  •
  if prior to, but not after, the time the merger proposal has been approved by Concho stockholders, the Concho board or a committee of the Concho board has effected a Concho recommendation change;

  •
  upon a Concho breach termination event (as defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181); or

  •
  upon a Concho no solicitation breach termination event (as defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181).

        Further, the merger agreement may be terminated by Concho:

  •
  if prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, the ConocoPhillips board or a committee of the ConocoPhillips board has effected a ConocoPhillips recommendation change;

  •
  upon a ConocoPhillips breach termination event (as defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181); or

  •
  upon a ConocoPhillips no solicitation breach termination event (as defined in the section entitled "The Merger Agreement—Termination—Termination Rights" beginning on page 181).

Termination Fees (page 182)

Termination Fees Payable by ConocoPhillips

        The merger agreement requires ConocoPhillips to pay Concho a termination fee of $450 million (which we refer to as the "reverse termination fee") if:

  •
  Concho terminates the merger agreement due to a ConocoPhillips recommendation change or due to a ConocoPhillips no solicitation breach termination event; or

  •
  (i) (A) ConocoPhillips or Concho terminates the merger agreement due to a ConocoPhillips stockholder approval termination event, and on or before the date of any such termination, a ConocoPhillips competing proposal was publicly announced or publicly disclosed and was not publicly withdrawn without qualification at least seven business days prior to the ConocoPhillips special meeting or (B) Concho or ConocoPhillips terminates the merger agreement due to an end date termination event or Concho terminates the merger agreement due to a ConocoPhillips breach termination event and following October 18, 2020 and on or before the date of any such termination, a ConocoPhillips competing proposal was announced, disclosed or otherwise communicated to the ConocoPhillips board and not withdrawn without qualification at least seven business days prior to the date of such termination (however, with respect to the preceding clauses (i)(A) and (i)(B), a ConocoPhillips competing proposal will not be deemed to have been "publicly withdrawn" by any person if, within 12 months of the termination of the merger agreement, ConocoPhillips or any of its subsidiaries have entered into a definitive agreement with respect to, or have consummated, or have approved or recommended to the ConocoPhillips stockholders or otherwise not opposed, in the case of a tender offer or exchange offer, a ConocoPhillips competing proposal made by or on behalf of such person or any of its affiliates), and (ii) within 12 months after the date of such termination, ConocoPhillips enters into a definitive agreement with respect to a ConocoPhillips competing proposal (or publicly approves or recommends to the ConocoPhillips stockholders or otherwise does not oppose, in the case of a tender or exchange offer, a ConocoPhillips competing proposal) or consummates a ConocoPhillips competing proposal. For purposes of this paragraph, any reference in the definition of ConocoPhillips competing proposal to "20%" will be deemed to be a reference to "50%" (other than with respect to any ConocoPhillips competing proposal by any person (or its affiliates) that has made a ConocoPhillips competing proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)) and any ConocoPhillips competing proposal made prior to October 18, 2020 will be deemed to have been made following October 18, 2020 if ConocoPhillips breaches the "no solicitation" obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by ConocoPhillips" beginning on page 155 with respect to such ConocoPhillips competing proposal.

        In no event will ConocoPhillips be required to pay the reverse termination fee on more than one occasion.

        The merger agreement also requires ConocoPhillips to pay Concho an expense reimbursement fee of $142.5 million (which we refer to as the "Concho expense reimbursement") in the event either ConocoPhillips or Concho terminates the merger agreement due to a ConocoPhillips stockholder approval termination event.

Termination Fees Payable by Concho

        The merger agreement requires Concho to pay ConocoPhillips a termination fee of $300 million (which we refer to as the "termination fee") if:

  •
  ConocoPhillips terminates the merger agreement due to a Concho recommendation change or due to a Concho no solicitation breach termination event; or

  •
  (i) (A) ConocoPhillips or Concho terminates the merger agreement due to a Concho stockholder approval termination event and on or before the date of any such termination, a Concho competing proposal was publicly announced or publicly disclosed and was not publicly withdrawn without qualification at least seven business days prior to the Concho special meeting or (B) Concho or ConocoPhillips terminates the merger agreement due to an end date termination event or ConocoPhillips terminates the merger agreement due to a Concho breach termination event and following October 18, 2020 and on or before the date of any such termination, a Concho competing proposal has been announced, disclosed or otherwise communicated to the Concho board and not withdrawn without qualification at least seven business days prior to the date of such termination (however, with respect to the preceding clauses (i)(A) and (i)(B), a Concho competing proposal will not be deemed to have been "publicly withdrawn" by any person if, within 12 months of the termination of the merger agreement, Concho or any of its subsidiaries have entered into a definitive agreement with respect to, or have consummated, or have approved or recommended to the Concho stockholders or otherwise have not opposed, in the case of a tender offer or exchange offer, a Concho competing proposal made by or on behalf of such person or any of its affiliates), and (ii) within 12 months after the date of such termination, Concho enters into a definitive agreement with respect to a Concho competing proposal (or publicly approves or recommends to the Concho stockholders or otherwise does not oppose, in the case of a tender or exchange offer, a Concho competing proposal) or consummates a Concho competing proposal. For purposes of this paragraph, any reference in the definition of Concho competing proposal to "20%" will be deemed to be a reference to "50%" (other than with respect to any Concho competing proposal by any person (or its affiliates) that has made a Concho competing proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)) and any Concho competing proposal made prior to October 18, 2020 will be deemed to have been made following October 18, 2020 if Concho breaches the "no solicitation" obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by Concho" beginning on page 157 with respect to such Concho competing proposal.

        In no event will Concho be required to pay the termination fee on more than one occasion.

        The merger agreement also requires Concho to pay ConocoPhillips an expense reimbursement fee of $95 million (which we refer to as the "ConocoPhillips expense reimbursement") in the event either ConocoPhillips or Concho terminates the merger agreement due to a Concho stockholder approval termination event.

Regulatory Approvals (page 130)

        The completion of the merger is subject to the receipt of antitrust clearance in the United States. Under the HSR Act, and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the Federal Trade Commission (which we refer to as the "FTC") and the Department of Justice (which we refer to as the "DOJ") and the applicable waiting period (or any extension of such waiting period) has expired or been terminated.

        On October 30, 2020, notification and report forms under the HSR Act were filed by each of ConocoPhillips and Concho with the FTC and the DOJ with respect to the merger. The waiting period with respect to the notification and report forms under the HSR Act expired at 11:59 p.m. Eastern Time on November 30, 2020.

        Neither ConocoPhillips nor Concho is aware of any material governmental approvals or actions that are required for completion of the merger other than as described above. It is presently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought.

        For additional information, see the section entitled "The Merger Agreement—HSR and Other Regulatory Approvals" beginning on page 171.

Specific Performance; Remedies (page 184)

        ConocoPhillips, Concho and Merger Sub have agreed that each will be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement.

        Except in the case of fraud or a willful and material breach, the monetary remedies and the specific performance remedies set forth in the merger agreement will be the receiving party's sole and exclusive remedy against the paying party.

No Appraisal Rights (page 218)

        No appraisal rights will be available with respect to the transactions contemplated by the merger agreement.

Material U.S. Federal Income Tax Consequences of the Merger (page 186)

        Concho and ConocoPhillips intend for the merger to qualify as a "reorganization" within the meaning of Section 368(a) of the Code. It is expected that U.S. holders (as defined in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger") of shares of Concho common stock generally will not recognize any gain or loss for U.S. federal income tax purposes upon receipt of ConocoPhillips common stock in exchange for Concho common stock in the merger, other than gain or loss, if any, with respect to any cash received in lieu of a fractional share of ConocoPhillips common stock. The completion of the merger is not conditioned on the merger qualifying for the intended tax treatment or upon the receipt of an opinion of counsel or IRS ruling to that effect.

        The material U.S. federal income tax consequences of the merger are discussed in more detail in the section entitled "Material U.S. Federal Income Tax Consequences of the Merger" beginning on page 186. The discussion of the material U.S. federal income tax consequences contained in this joint proxy statement/prospectus is intended to provide only a general discussion and is not a complete analysis or description of all potential U.S. federal income tax consequences of the merger that may vary with, or are dependent on, individual circumstances. In addition, it does not address the effects of any foreign, state or local tax laws or any U.S. federal tax laws other than U.S. federal income tax laws.

        TAX MATTERS ARE COMPLICATED AND THE TAX CONSEQUENCES OF THE MERGER WILL DEPEND ON THE FACTS OF YOUR OWN SITUATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES AS A RESULT OF THE MERGER TO YOU IN YOUR PARTICULAR CIRCUMSTANCES.

Litigation Relating to the Merger (page 139)

        As of December 9, 2020, four lawsuits have been filed in the United States District Court for the District of Delaware and one lawsuit has been filed in the United States District Court for the Eastern District of New York, each in connection with the merger. On November 23, 2020, a purported Concho stockholder filed a complaint naming Concho and the members of the Concho board of directors as defendants. On the same day, a second purported Concho stockholder filed a complaint naming Concho, the members of the Concho board of directors, ConocoPhillips and Merger Sub as defendants. On December 1, 2020, a purported ConocoPhillips stockholder filed a complaint naming ConocoPhillips and the members of the ConocoPhillips board of directors as defendants. On December 4, 2020, a purported Concho stockholder filed a complaint naming Concho and the members of the Concho board of directors as defendants. On December 9, 2020, a purported ConocoPhillips stockholder filed a complaint naming ConocoPhillips and the members of the ConocoPhillips board of directors as defendants. The complaints allege, among other things, that the registration statement on Form S-4 filed by ConocoPhillips on November 18, 2020 relating to the merger fails to disclose certain allegedly material information concerning the transactions contemplated by the merger agreement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other remedies, the plaintiffs seek to enjoin the transactions contemplated by the merger agreement. Each of ConocoPhillips and Concho believes that the allegations in the complaints are without merit. Additional lawsuits arising out of the merger may also be filed in the future.

        For additional information, see the section entitled "Litigation Relating to the Merger" beginning on page 139.

Comparison of Stockholders' Rights (page 205)

        The rights of Concho stockholders who receive shares of ConocoPhillips common stock in the merger will be governed by the Amended and Restated Certificate of Incorporation of ConocoPhillips (which we refer to as the "ConocoPhillips certificate of incorporation") and the Amended and Restated By-Laws of ConocoPhillips (which we refer to as the "ConocoPhillips bylaws"), rather than by the Restated Certificate of Incorporation of Concho (which we refer to as the "Concho certificate of incorporation") and the Fifth Amended and Restated Bylaws of Concho (which we refer to as the "Concho bylaws"). As a result, Concho stockholders will have different rights once they become ConocoPhillips stockholders due to the differences in the organizational documents of Concho and ConocoPhillips. The key differences are described in the section entitled "Comparison of Stockholders' Rights" beginning on page 205.

Listing of ConocoPhillips Common Stock; Delisting and Deregistration of Concho Shares (page 138)

        If the merger is completed, the shares of ConocoPhillips common stock to be issued in the merger will be listed for trading on the NYSE, shares of Concho common stock will be delisted from the NYSE and deregistered under the Exchange Act, and Concho will no longer be required to file periodic reports with the SEC pursuant to the Exchange Act.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CONOCOPHILLIPS

        The following table presents selected historical consolidated financial data for the periods indicated. The selected historical consolidated financial data as of and for the years ended December 31, 2019, and 2018 and for the year ended December 31, 2017, is derived from ConocoPhillips' audited consolidated financial statements and related notes thereto included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference into this joint proxy statement/prospectus. The selected historical consolidated financial data for the nine months ended September 30, 2020, and 2019, and as of September 30, 2020, is derived from ConocoPhillips' unaudited interim consolidated financial statements and related notes thereto contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which is incorporated by reference into this joint proxy statement/prospectus.

        The selected historical consolidated financial data as of December 31, 2017, 2016 and 2015, and for the years ended December 31, 2016 and 2015, is derived from ConocoPhillips' audited consolidated financial statements and related notes thereto for such years, which have not been included or incorporated by reference into this joint proxy statement/prospectus. The selected historical consolidated financial data as of September 30, 2019, is derived from ConocoPhillips' unaudited interim consolidated financial statements and related notes thereto contained in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, which has not been included or incorporated by reference into this joint proxy statement/prospectus.

        In presenting the selected historical consolidated financial data in conformity with GAAP, ConocoPhillips is required to make estimates and assumptions that affect the amounts reported. See "Management's Discussion and Analysis of Financial Condition and Results of Operations," included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are incorporated by reference into this joint proxy statement/prospectus, for a detailed discussion of the accounting policies that ConocoPhillips believes require subjective and complex judgments that could potentially affect reported results. The unaudited financial statements as of and for the periods described above have been prepared on the same basis as the audited consolidated financial statements incorporated by reference in this joint proxy statement/prospectus and include all normal and recurring adjustments necessary for a fair statement of the information for the periods presented.

        The selected historical consolidated financial data is only a summary and is not necessarily indicative of the future performance of ConocoPhillips, nor does it include the effects of the merger discussed in this joint proxy statement/prospectus. Factors that impact the comparability of the selected historical consolidated financial data is also noted in the following table. This summary should be read together with other information contained in "Management's Discussion and Analysis of Financial Condition and Results of Operations," and the consolidated financial statements and related notes of ConocoPhillips included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which are incorporated by reference into this joint proxy statement/prospectus. For additional information, see the section entitled "Where You Can Find More Information."

	As of and for the Nine Months Ended September 30,		As of and for the Year Ended December 31,
Millions of Dollars Except Per Share Amounts	2020	2019	2019	2018	2017	2016	2015
Sales and other operating revenues	$13,293	24,859	32,567	36,417	29,106	23,693	29,564
Net income (loss)	(1,883)	6,514	7,257	6,305	(793)	(3,559)	(4,371)
Net income (loss) attributable to ConocoPhillips	(1,929)	6,469	7,189	6,257	(855)	(3,615)	(4,428)
Per common share
Basic	(1.79)	5.75	6.43	5.36	(0.70)	(2.91)	(3.58)
Diluted	(1.79)	5.72	6.40	5.32	(0.70)	(2.91)	(3.58)
Total assets	63,157	70,340	70,514	69,980	73,362	89,772	97,484
Long-term debt	14,905	14,799	14,790	14,856	17,128	26,186	23,453
Cash dividends declared per common share	1.26	0.92	1.34	1.16	1.06	1.00	2.94

        In the nine-month period ended September 30, 2020, we disposed of our Australia-West assets for proceeds of $765 million, as well as our Niobrara interests for proceeds of approximately $359 million after customary adjustments. We also recognized a $1.3 billion after-tax unrealized loss on our CVE common shares in the nine-month period ended September 30, 2020, as compared to a $0.5 billion after-tax gain on those shares in the nine-month period of 2019.

        In 2019, we disposed of two ConocoPhillips U.K. subsidiaries for proceeds of $2.2 billion after interest and customary adjustments.

        In 2017, we disposed of assets for consideration of approximately $16 billion, including our 50 percent nonoperated interest in the FCCL Partnership, as well as the majority of our western Canada gas assets, and our interests in the San Juan Basin.

 SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA OF CONCHO

        The following table presents selected historical consolidated financial data for Concho (i) as of and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015 and (ii) as of and for the nine months ended September 30, 2020 and 2019. The consolidated financial data for each of the years ended December 31, 2019, 2018 and 2017, and as of December 31, 2019 and 2018 have been derived from Concho's selected financial data and audited consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, which is incorporated by reference herein in its entirety. The selected historical consolidated financial data of Concho for each of the years ended December 31, 2016 and 2015 and as of December 31, 2017, 2016 and 2015 have been derived from Concho's selected financial data and audited consolidated financial statements for such years, which have not been incorporated by reference herein. The selected historical consolidated financial data for the nine months ended September 30, 2020 and 2019 and as of September 30, 2020 have been derived from Concho's unaudited consolidated financial data included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which is incorporated by reference herein in its entirety. This selected balance sheet data as of September 30, 2019 has been derived from Concho's unaudited consolidated financial statements as of September 30, 2019, which have not been incorporated by reference herein.

        The information set forth below is only a summary and is not necessarily indicative of the results of future operations of Concho nor does it include the effects of the merger. This summary should be read together with the consolidated financial statements, the related notes and the sections entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Concho's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, each of which is incorporated by reference herein in its entirety. For additional information, see the section titled "Where You Can Find More Information."

	As of and for the Nine Months Ended September 30,		As of and for the Years Ended December 31,
	2020(a)	2019	2019(a)	2018	2017	2016(a)	2015
	(in millions, except per share amounts)
Statement of operations data:
Total operating revenues	$2,230	$3,346	$4,592	$4,151	$2,586	$1,635	$1,804
Total operating costs and expenses	(13,317)	(3,775)	(5,579)	(1,221)	(1,515)	(3,709)	(1,479)

Income (loss) from operations	$(11,087)	$(429)	$(987)	$2,930	$1,071	$(2,074)	$325

Net income (loss)	$(9,773)	$(234)	$(705)	$2,286	$956	$(1,462)	$66

Earnings per share:
Basic net income (loss)	$(50.04)	$(1.18)	$(3.55)	$13.28	$6.44	$(10.85)	$0.54
Diluted net income (loss)	$(50.04)	$(1.18)	$(3.55)	$13.25	$6.41	$(10.85)	$0.54
Dividends declared per share	$0.60	$0.375	$0.50	$—	$—	$—	$—
Other financial data:
Net cash provided by operations	$2,133	$2,067	$2,836	$2,558	$1,695	$1,384	$1,530
Net cash used in investing activities	$(1,397)	$(2,020)	$(1,993)	$(2,216)	$(1,719)	$(2,225)	$(2,602)
Net cash provided by (used in) financing activities	$(404)	$(47)	$(773)	$(342)	$(29)	$665	$1,301
Balance sheet data:
Cash and cash equivalents	$402	$—	$70	$—	$—	$53	$229
Property and equipment, net	$10,956	$21,428	$21,327	$22,313	$13,041	$11,302	$10,976
Total assets	$12,537	$26,132	$24,732	$26,294	$13,732	$12,119	$12,642
Long-term debt	$3,856	$4,349	$3,955	$4,194	$2,691	$2,741	$3,332
Stockholders' equity	$7,787	$18,511	$17,782	$18,768	$8,915	$7,623	$6,943

(a)
A non-cash impairment charge of approximately $7.8 billion, $890 million and $1.5 billion is included in income (loss) from operations for the nine months ended September 30, 2020, and years ended December 31, 2019 and December 31, 2016, respectively. In addition, a goodwill impairment charge of approximately $1.9 billion and $282 million is included in income (loss) from operations for the nine months ended September 30, 2020 and year ended December 31, 2019, respectively.

 SUMMARY UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

        The following summary unaudited pro forma combined income statement data for the nine months ended September 30, 2020, and for the year ended December 31, 2019, are presented as if the merger had occurred on January 1, 2019. The summary unaudited pro forma combined balance sheet data is presented as if the merger had occurred on September 30, 2020. The following summary unaudited pro forma combined financial data has been prepared for illustrative purposes only, reflects transaction-related pro forma adjustments, based on available information and certain assumptions that ConocoPhillips believes are reasonable, and is not necessarily indicative of what the combined company's financial condition or results of operations would have been had the merger occurred as of the dates indicated. In addition, the unaudited pro forma combined financial data does not purport to project the future financial condition or results of operations of the combined company.

        Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled "Risk Factors" beginning on page 41. The following summary unaudited pro forma combined financial data should be read in conjunction with the section titled "Unaudited Pro Forma Combined Financial Statements" and the related notes thereto included in this joint proxy statement/prospectus.

Millions of Dollars Except Per Share Amounts	Nine Months Ended September 30, 2020	Year Ended December 31, 2019
Pro Forma Combined Income Statement Data:
Sales and other operating revenues	$16,579	36,264
Net income (loss)	(11,068)	7,125
Net income (loss) attributable to ConocoPhillips	(11,114)	7,057
Per common share
Basic	$(8.14)	5.03
Diluted	(8.14)	5.00

Millions of Dollars	As of September 30, 2020
Pro Forma Combined Balance Sheet Data:
Total assets	78,212
Long-term debt	19,464

SUMMARY PRO FORMA COMBINED PROVED RESERVES AND PRODUCTION DATA

        The following tables present the estimated pro forma combined net proved developed and undeveloped reserves as of December 31, 2019, giving effect to the merger as if it had been completed on December 31, 2019. The pro forma production data set forth below gives effect to the merger as if it had been completed on January 1, 2019.

        The following summary pro forma proved reserves and production data has been prepared for illustrative purposes only and is not intended to be a projection of future results of the combined company. Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled "Risk Factors" beginning on page 41. The summary pro forma proved reserves and production data should be read in conjunction with the section titled "Unaudited Pro Forma Combined Financial Statements" and the related notes thereto included in this joint proxy statement/prospectus.

	As of December 31, 2019
	ConocoPhillips Historical
Proved Reserves	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
Crude oil (millions of barrels)	2,562	73	2,635	619	3,254
Natural gas liquids (millions of barrels)	361	39	400	—	400
Natural gas (billions of cubic feet)	7,259	4,421	11,680	2,298	13,978
Bitumen (millions of barrels)	282	—	282	—	282
Total proved developed and undeveloped (MMBOE)	4,414	848	5,262	1,002	6,264

ConocoPhillips anticipates total proved reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 2,449 million barrels of oil equivalent for the Lower 48 geographic area as of December 31, 2019.

	As of December 31, 2019
	ConocoPhillips Historical
	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed
Crude oil (millions of barrels)	1,809	73	1,882	442	2,324
Natural gas liquids (millions of barrels)	211	39	250	—	250
Natural gas (billions of cubic feet)	5,793	3,898	9,691	1,818	11,509
Bitumen (millions of barrels)	187	—	187	—	187
Total proved developed (MMBOE)	3,174	761	3,935	745	4,680

ConocoPhillips anticipates total proved developed reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 1,411 million barrels of oil equivalent for the Lower 48 geographic area as of December 31, 2019.

	As of December 31, 2019
	ConocoPhillips Historical
	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Undeveloped
Crude oil (millions of barrels)	753	—	753	177	930
Natural gas liquids (millions of barrels)	150	—	150	—	150
Natural gas (billions of cubic feet)	1,466	523	1,989	480	2,469
Bitumen (millions of barrels)	95	—	95	—	95
Total proved undeveloped (MMBOE)	1,240	87	1,327	257	1,584

ConocoPhillips anticipates total proved undeveloped reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 1,038 million barrels of oil equivalent for the Lower 48 geographic area as of December 31, 2019.

	For the Nine Months Ended September 30, 2020
	ConocoPhillips Historical
	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Average Net Production
Crude oil (MBD)	546	13	559	203	762
Natural gas liquids (MBD)	97	7	104	—	104
Natural gas (MMCFD)	1,353	1,042	2,395	711	3,106
Bitumen (MBD)	50	—	50	—	50
Total Production (MBOED)	918	194	1,112	322	1,434

	For the Year Ended December 31, 2019
	ConocoPhillips Historical
	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Average Net Production
Crude Oil (MBD)	692	13	705	209	914
Natural gas liquids (MBD)	107	8	115	—	115
Natural gas (MMCFD)	1,753	1,052	2,805	731	3,536
Bitumen (MBD)	60	—	60	—	60
Total Production (MBOED)	1,152	196	1,348	331	1,679

 COMPARATIVE HISTORICAL AND UNAUDITED PRO FORMA PER SHARE DATA

        The following table presents ConocoPhillips' and Concho's historical and pro forma per share data as of and for the year ended December 31, 2019, and as of and for the nine months ended September 30, 2020. The pro forma per share data as of and for the year ended December 31, 2019, and as of and for the nine months ended September 30, 2020, is presented as if the merger had been completed on January 1, 2019. The information provided in the table below is unaudited.

        Historical per share data of ConocoPhillips for the year ended December 31, 2019, and the nine months ended September 30, 2020, was derived from ConocoPhillips' historical financial statements for the respective periods. Historical per share data of Concho for the year ended December 31, 2019, and the nine months ended September 30, 2020, was derived from Concho's historical financial statements for the respective periods. This information should be read in conjunction with the historical consolidated financial statements and related notes of ConocoPhillips and Concho filed by each with the SEC and incorporated by reference into this joint proxy statement/prospectus, and with the unaudited pro forma combined financial statements included in the section entitled "Unaudited Pro Forma Combined Financial Statements."

        The pro forma data is presented for illustrative purposes only and is not necessarily indicative of the results of operations or the financial condition that would have occurred if the merger had been completed as of the beginning of the period.

	As of and for the Nine Months Ended September 30, 2020	As of and for the Year Ended December 31, 2019
ConocoPhillips Historical
Basic net income (loss) attributable to ConocoPhillips per common share	$(1.79)	6.43
Diluted net income (loss) attributable to ConocoPhillips per common share	(1.79)	6.40
Net book value per common share	28.70	32.24
Cash dividends declared per common share	1.26	1.34
Concho Historical
Basic net income (loss) per common share	$(50.04)	(3.55)
Diluted net income (loss) per common share	(50.04)	(3.55)
Net book value per common share	39.67	89.95
Cash dividends declared per common share	0.60	0.50
Pro Forma Combined (Unaudited)
Basic net income (loss) attributable to ConocoPhillips per common share	$(8.14)	5.03
Diluted net income (loss) attributable to ConocoPhillips per common share	(8.14)	5.00
Net book value per common share	29.55
Cash dividends declared per common share	1.26	1.34
Pro Forma Equivalent (Unaudited)
Basic net income (loss) per common share	$(11.88)	7.34
Diluted net income (loss) per common share	(11.88)	7.31
Net book value per common share	43.15
Cash dividends declared per common share	1.84	1.96

Pro forma combined net book value per common share and pro forma equivalent net book value per common share as of December 31, 2019, are not meaningful as the estimated pro forma adjustments were calculated as of September 30, 2020.

Pro forma equivalent per common share amounts were determined using the pro forma combined per common share data multiplied by 1.46 (the exchange ratio).

RISK FACTORS

        In addition to the other information contained in or incorporated by reference herein, including the matters addressed in the section entitled "Cautionary Statement Regarding Forward-Looking Statements," Concho stockholders should carefully consider the following risks before deciding how to vote with respect to the merger proposal and non-binding compensation advisory proposal to be considered and voted on at the Concho special meeting, and ConocoPhillips stockholders should carefully consider the following risks before deciding how to vote with respect to the ConocoPhillips issuance proposal to be considered and voted on at the ConocoPhillips special meeting. Concho and ConocoPhillips stockholders should also consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference herein, particularly the risk factors contained in ConocoPhillips' and Concho's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. For additional information, see the section entitled "Where You Can Find More Information."

Because the exchange ratio is fixed and because the market price of ConocoPhillips common stock may fluctuate, Concho stockholders cannot be certain of the precise value of any merger consideration they may receive in the merger.

        At the time the merger is completed, each issued and outstanding eligible share of Concho common stock will be converted into the right to receive the merger consideration of 1.46 shares of ConocoPhillips common stock. The exchange ratio for the merger consideration is fixed, and there will be no adjustment to the merger consideration for changes in the market price of ConocoPhillips common stock or Concho common stock prior to the completion of the merger. If the merger is completed, there will be a time lapse between each of the date of this joint proxy statement/prospectus, the dates on which Concho stockholders vote to approve the Concho merger proposal at the Concho special meeting and ConocoPhillips stockholders vote to approve the ConocoPhillips issuance proposal at the ConocoPhillips special meeting, and the date on which Concho stockholders entitled to receive the merger consideration actually receive the merger consideration. The market value of shares of ConocoPhillips common stock may fluctuate during and after these periods as a result of a variety of factors, including general market and economic conditions, changes in ConocoPhillips' businesses, operations and prospects and regulatory considerations. Such factors are difficult to predict and in many cases may be beyond the control of ConocoPhillips and Concho. Consequently, at the time Concho stockholders must decide whether to approve the merger proposal, they will not know the actual market value of any merger consideration they will receive when the merger is completed. The actual value of any merger consideration received by Concho stockholders at the completion of the merger will depend on the market value of the shares of ConocoPhillips common stock at that time. This market value may differ, possibly materially, from the market value of shares of ConocoPhillips common stock at the time the merger agreement was entered into or at any other time. Concho stockholders should obtain current stock quotations for shares of ConocoPhillips common stock before voting their shares of Concho common stock. For additional information about the merger consideration, see the sections entitled "The Merger—Consideration to Concho Stockholders" and "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

The market price of ConocoPhillips common stock will continue to fluctuate after the merger.

        Upon completion of the merger, holders of Concho common stock who receive merger consideration will become holders of shares of ConocoPhillips common stock. The market price of ConocoPhillips common stock may fluctuate significantly following completion of the merger and holders of Concho common stock could lose some or all of the value of their investment in ConocoPhillips common stock. In addition, the stock market has experienced significant price and volume fluctuations in recent times which, if they continue to occur, could have a material adverse effect on the market for, or liquidity of, the ConocoPhillips common stock, regardless of ConocoPhillips' actual operating performance.

Concho stockholders will have a reduced ownership and voting interest in the combined company after the merger compared to their ownership in Concho and will exercise less influence over management.

        Currently, Concho stockholders have the right to vote in the election of the Concho board and the power to approve or reject any matters requiring stockholder approval under Delaware law and the Concho certificate of incorporation and bylaws. Upon completion of the merger, each Concho stockholder who receives shares of ConocoPhillips common stock in the merger will become a stockholder of ConocoPhillips with a percentage ownership of ConocoPhillips that is smaller than the Concho stockholder's current percentage ownership of Concho. Based on the number of issued and outstanding shares of ConocoPhillips common stock and shares of Concho common stock as of December 2, 2020 and the exchange ratio of 1.46, after the merger Concho stockholders are expected to become owners of approximately 21% of the outstanding shares of ConocoPhillips common stock, without giving effect to any shares of ConocoPhillips common stock held by Concho stockholders prior to the completion of the merger. Even if all former Concho stockholders voted together on all matters presented to ConocoPhillips stockholders from time to time, the former Concho stockholders would exercise significantly less influence over ConocoPhillips after the completion of the merger relative to their influence over Concho prior to the completion of the merger, and thus would have a less significant impact on the approval or rejection of future ConocoPhillips proposals submitted to a stockholder vote.

The merger may not be completed and the merger agreement may be terminated in accordance with its terms.

        The merger is subject to a number of conditions that must be satisfied or waived prior to the completion of the merger, which are described in the section entitled "The Merger Agreement—Conditions to the Completion of the Merger." These conditions to the completion of the merger may not be satisfied or waived in a timely manner or at all, and, accordingly, the merger may be delayed or may not be completed.

        In addition, if the merger is not completed by April 30, 2021, either ConocoPhillips or Concho may choose not to proceed with the merger by terminating the merger agreement, and the parties can mutually decide to terminate the merger agreement at any time, before or after stockholder approval. In addition, ConocoPhillips and Concho may elect to terminate the merger agreement in certain other circumstances as further detailed in the section entitled "The Merger Agreement—Termination."

The merger agreement limits ConocoPhillips' ability and Concho's ability to pursue alternatives to the merger, may discourage certain other companies from making favorable alternative transaction proposals and, in specified circumstances, could require ConocoPhillips or Concho to pay the other party a termination fee.

        The merger agreement contains provisions that may discourage a third party from submitting a ConocoPhillips competing proposal or a Concho competing proposal that might result in greater value to ConocoPhillips' or Concho's respective stockholders than the merger, or may result in a potential acquirer of ConocoPhillips, or a potential competing acquirer of Concho, proposing to pay a lower per share price to acquire ConocoPhillips or Concho, respectively, than it might otherwise have proposed to pay. These provisions include a general prohibition on ConocoPhillips and Concho from soliciting or, subject to certain exceptions relating to the exercise of fiduciary duties by the ConocoPhillips board or the Concho board, entering into discussions with any third party regarding any ConocoPhillips competing proposal or offer for a competing transaction or Concho competing proposal or offer for a competing transaction. Further, even if the ConocoPhillips board or the Concho board withholds, withdraws, qualifies or modifies its recommendation with respect to the ConocoPhillips issuance proposal or the Concho merger proposal, as applicable, unless the merger agreement has been terminated in accordance with its terms, each of ConocoPhillips and Concho will still have an obligation to submit the ConocoPhillips issuance proposal and the merger proposal, as applicable, to a vote by its respective stockholders. The merger agreement further provides that under specified circumstances, including after a change of recommendation by either party's board of directors and a subsequent termination of the merger agreement by the other party in accordance with its terms, ConocoPhillips or Concho, as applicable, may be required to pay the other party a cash termination fee. For additional information, see the sections entitled "The Merger Agreement—No Solicitation; Changes of Recommendation" and "The Merger Agreement—Termination."

Failure to complete the merger could negatively impact the price of shares of ConocoPhillips common stock and the price of shares of Concho common stock, as well as ConocoPhillips' and Concho's respective future businesses and financial results.

        The merger agreement contains a number of conditions that must be satisfied or waived prior to the completion of the merger, which are described in the section entitled "The Merger Agreement—Conditions to the Completion of the Merger." There can be no assurance that all of the conditions to the completion of the merger will be so satisfied or waived. If these conditions are not satisfied or waived, ConocoPhillips and Concho will be unable to complete the merger.

        If the merger is not completed for any reason, including the failure to receive the required approvals of the ConocoPhillips and Concho stockholders, ConocoPhillips' and Concho's respective businesses and financial results may be adversely affected, including as follows:

  •
  ConocoPhillips and Concho may experience negative reactions from the financial markets, including negative impacts on the market price of ConocoPhillips common stock and Concho common stock;

  •
  the manner in which industry contacts, business partners and other third parties perceive ConocoPhillips and Concho may be negatively impacted, which in turn could affect ConocoPhillips' and Concho's marketing operations or their ability to compete for new business or obtain renewals in the marketplace more broadly;

  •
  ConocoPhillips and Concho may experience negative reactions from employees; and

  •
  ConocoPhillips and Concho will have expended time and resources that could otherwise have been spent on ConocoPhillips' and Concho's existing businesses and the pursuit of other opportunities that could have been beneficial to each company, and ConocoPhillips' and Concho's ongoing business and financial results may be adversely affected.

        In addition to the above risks, if the merger agreement is terminated and either party's board seeks an alternative transaction, such party's stockholders cannot be certain that such party will be able to find a party willing to engage in a transaction on more attractive terms than the merger. If the merger agreement is terminated under specified circumstances, either ConocoPhillips or Concho may be required to pay the other party a termination fee, reverse termination fee or other termination-related payment. For a description of these circumstances, see the section entitled "The Merger Agreement—Termination."

Required regulatory approvals may not be received, may take longer than expected to be received or may impose conditions that are not presently anticipated or cannot be met.

        Completion of the merger is conditioned upon the approval by the NYSE of the listing of the shares of ConocoPhillips common stock to be issued in the merger upon official notice of issuance and the expiration or termination of the waiting period applicable to the merger under the HSR Act. The waiting period applicable to the merger under the HSR Act expired at 11:59 p.m. Eastern Time on November 30, 2020. Although each party has agreed to use its respective reasonable best efforts to obtain the requisite stock exchange approval, there can be no assurance that such approval will be obtained and that the other conditions to completing the merger will be satisfied.

ConocoPhillips and Concho will be subject to business uncertainties while the merger is pending, which could adversely affect their respective businesses.

        Uncertainty about the effect of the merger on employees, industry contacts and business partners may have an adverse effect on ConocoPhillips and Concho. These uncertainties may impair ConocoPhillips' and Concho's ability to attract, retain and motivate key personnel until the merger is completed and for a period of time thereafter and could cause industry contacts, business partners and others that deal with ConocoPhillips and Concho to seek to change their existing business relationships with ConocoPhillips and Concho, respectively. Employee retention at Concho may be particularly challenging during the pendency of the merger, as employees may experience uncertainty about their roles with ConocoPhillips following the merger. In addition, the merger agreement restricts ConocoPhillips and Concho from entering into certain corporate transactions and taking other specified actions without the consent of the other party, and generally requires each party to continue its operations in the ordinary course, until completion of the merger. These restrictions may prevent ConocoPhillips and Concho from pursuing attractive business opportunities that may arise prior to the completion of the merger. For a description of the restrictive covenants to which ConocoPhillips and Concho are subject, see the section entitled "The Merger Agreement—Interim Operations of Concho and ConocoPhillips Pending the Merger."

Directors and executive officers of Concho may have interests in the merger that are different from, or in addition to, the interests of Concho stockholders.

        Directors and executive officers of Concho may have interests in the merger that are different from, or in addition to, the interests of Concho stockholders generally. These interests include, among others, the treatment of outstanding equity and equity-based awards pursuant to the merger agreement, potential severance and other benefits upon a qualifying termination in connection with the merger, ConocoPhillips' agreement to appoint Concho's Chairman and Chief Executive Officer as of the date of the merger agreement (provided he remains in such positions as of immediately prior to the completion of the merger or else a member of the Concho board mutually agreed between Concho and ConocoPhillips) as a director of ConocoPhillips, ConocoPhillips' agreement to employ Concho's Chairman and Chief Executive Officer as Executive Vice President, Lower 48 of ConocoPhillips, Concho's President as President, Permian of ConocoPhillips and Concho's Executive Vice President and Chief Operating Officer as Vice President and Chief Commercial Officer of ConocoPhillips, and rights to ongoing indemnification and insurance coverage. These interests are described in more detail in the section entitled "The Merger—Interests of Concho Directors and Executive Officers in the Merger." The Concho board was aware of and carefully considered the interests of its directors and officers, among other matters, in evaluating the terms and structure, and overseeing the negotiation of the merger, in approving the merger agreement and the transactions contemplated thereby, including the merger, and in making its recommendation that Concho stockholders vote "FOR" approval of the merger proposal and "FOR" approval of the non-binding compensation advisory proposal.

The merger may not be accretive, and may be dilutive, to ConocoPhillips' earnings per share, which may negatively affect the market price of ConocoPhillips common stock.

        Because shares of ConocoPhillips common stock will be issued in the merger, it is possible that, although ConocoPhillips currently expects the merger to be accretive to earnings per share, the merger may be dilutive to ConocoPhillips' earnings per share, which could negatively affect the market price of ConocoPhillips common stock.

        In connection with the completion of the merger, based on the number of issued and outstanding shares of Concho common stock as of December 2, 2020 and the number of outstanding Concho equity awards currently estimated to be payable in ConocoPhillips common stock following the merger, ConocoPhillips will issue up to approximately 289,132,753 shares of ConocoPhillips common stock. The issuance of these new shares of ConocoPhillips common stock could have the effect of depressing the market price of ConocoPhillips common stock, through dilution of earnings per share or otherwise. Any dilution of, or delay of any accretion to, ConocoPhillips' earnings per share could cause the price of shares of ConocoPhillips common stock to decline or increase at a reduced rate.

ConocoPhillips and Concho will incur significant transaction and merger-related costs in connection with the merger, which may be in excess of those anticipated by ConocoPhillips or Concho.

        Each of ConocoPhillips and Concho has incurred and expect to continue to incur a number of non-recurring costs associated with negotiating and completing the merger, combining the operations of the two companies and achieving desired synergies. These fees and costs have been, and will continue to be, substantial. The substantial majority of non-recurring expenses will consist of transaction costs related to the merger and include, among others, employee retention costs, fees paid to financial, legal and accounting advisors, severance and benefit costs and filing fees.

        ConocoPhillips and Concho will also incur transaction fees and costs related to formulating and implementing integration plans, including facilities and systems consolidation costs and employment-related costs. ConocoPhillips and Concho will continue to assess the magnitude of these costs, and additional unanticipated costs may be incurred in the merger and the integration of the two companies' businesses. Although ConocoPhillips and Concho each expect that the elimination of duplicative costs, as well as the realization of other efficiencies related to the integration of the businesses, should allow ConocoPhillips and Concho to offset integration-related costs over time, this net benefit may not be achieved in the near term, or at all. For additional information, see the risk factor entitled "The integration of Concho into ConocoPhillips may not be as successful as anticipated" below.

        The costs described above, as well as other unanticipated costs and expenses, could have a material adverse effect on the financial condition and operating results of ConocoPhillips following the completion of the merger.

        Many of these costs will be borne by ConocoPhillips or Concho even if the merger is not completed.

Lawsuits have been filed against Concho, ConocoPhillips, Merger Sub and the members of the Concho and ConocoPhillips boards in connection with the merger and additional lawsuits may be filed in the future. An adverse ruling in any such lawsuit could result in an injunction preventing the completion of the merger and/or substantial costs to ConocoPhillips and Concho.

        Securities class action lawsuits and derivative lawsuits are often brought against public companies that have entered into acquisition, merger or other business combination agreements like the merger agreement. Even if such a lawsuit is without merit, defending against these claims can result in substantial costs and divert management time and resources. An adverse judgment could result in monetary damages, which could have a negative impact on ConocoPhillips' and Concho's respective liquidity and financial condition.

        As of December 9, 2020, four lawsuits have been filed in the United States District Court for the District of Delaware and one lawsuit has been filed in the United States District Court for the Eastern District of New York, each in connection with the merger. On November 23, 2020, a purported Concho stockholder filed a complaint naming Concho and the members of the Concho board of directors as defendants. On the same day, a second purported Concho stockholder filed a complaint naming Concho, the members of the Concho board of directors, ConocoPhillips and Merger Sub as defendants.

On December 1, 2020, a purported ConocoPhillips stockholder filed a complaint naming ConocoPhillips and the members of the ConocoPhillips board of directors as defendants. On December 4, 2020, a purported Concho stockholder filed a complaint naming Concho and the members of the Concho board of directors as defendants. On December 9, 2020, a purported ConocoPhillips stockholder filed a complaint naming ConocoPhillips and the members of the ConocoPhillips board of directors as defendants. The complaints allege, among other things, that the registration statement on Form S-4 filed by ConocoPhillips on November 18, 2020 relating to the merger fails to disclose certain allegedly material information concerning the transactions contemplated by the merger agreement in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other remedies, the plaintiffs seek to enjoin the transactions contemplated by the merger agreement. Each of ConocoPhillips and Concho believes that the allegations in the complaints are without merit. Additional lawsuits arising out of the merger may also be filed in the future. See the section entitled "The Merger—Litigation Relating to the Merger" for more information about litigation related to the merger that has been commenced prior to the date of this joint proxy statement/prospectus.

        One of the conditions to the closing of the merger is that no injunction by any governmental entity having jurisdiction over ConocoPhillips, Concho or Merger Sub has been entered and continues to be in effect and no law has been adopted, in either case that prohibits the closing of the merger. Consequently, if a plaintiff is successful in obtaining an injunction prohibiting completion of the merger, that injunction may delay or prevent the merger from being completed within the expected timeframe or at all, which may adversely affect ConocoPhillips' and Concho's respective business, financial position and results of operations.

        Additionally, there can be no assurance that any of the defendants will be successful in the outcome of the lawsuits filed thus far or any potential future lawsuits. The defense or settlement of any lawsuit or claim that remains unresolved at the time the merger is completed may adversely affect ConocoPhillips' or Concho's business, financial condition, results of operations and cash flows.

The opinions of ConocoPhillips' and Concho's respective financial advisors will not reflect changes in circumstances between the signing of the merger agreement and the completion of the merger.

        ConocoPhillips and Concho have received opinions from their respective financial advisors in connection with the signing of the merger agreement, but have not obtained updated opinions from their respective financial advisors as of the date of this joint proxy statement/prospectus. Changes in the operations and prospects of ConocoPhillips or Concho, general market and economic conditions and other factors that may be beyond the control of ConocoPhillips or Concho, and on which ConocoPhillips' and Concho's financial advisors' opinions were based, may significantly alter the value of ConocoPhillips or Concho or the prices of the shares of ConocoPhillips common stock or of the shares of Concho common stock by the time the merger is completed. The opinions do not speak as of the time the merger will be completed or as of any date other than the date of such opinions. Because ConocoPhillips and Concho do not currently anticipate asking their respective financial advisors to update their opinions, the opinions will not address the fairness of the merger consideration or the exchange ratio, as applicable, from a financial point of view at the time the merger is completed. The ConocoPhillips board's recommendation that ConocoPhillips stockholders vote "FOR" approval of the ConocoPhillips issuance proposal and the Concho board's recommendation that Concho stockholders vote "FOR" approval of the merger proposal and the non-binding compensation advisory proposal, however, is made as of the date of this joint proxy statement/prospectus.

        For a description of the opinions that ConocoPhillips and Concho received from their respective financial advisors, see the sections entitled "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor," "The Merger—Opinion of Credit Suisse, Concho's Financial Advisor" and "The Merger—Opinion of J.P. Morgan, Concho's Financial Advisor." A copy of the opinion of Goldman Sachs,

ConocoPhillips' financial advisor, is attached as Annex B to this joint proxy statement/prospectus, a copy of the opinion of Credit Suisse, Concho's financial advisor, is attached as Annex C to this joint proxy statement/prospectus and a copy of the opinion of J.P. Morgan, Concho's financial advisor, is attached as Annex D to this joint proxy statement/prospectus and each is incorporated by reference herein in its entirety.

Completion of the merger may trigger change in control or other provisions in certain agreements to which Concho is a party.

        The completion of the merger may trigger change in control or other provisions in certain agreements to which Concho is a party. If ConocoPhillips and Concho are unable to negotiate waivers of those provisions, the counterparties may exercise their rights and remedies under the agreements, potentially terminating the agreements or seeking monetary damages. Even if ConocoPhillips and Concho are able to negotiate waivers, the counterparties may require a fee for such waivers or seek to renegotiate the agreements on terms less favorable to Concho.

The combined company's debt may limit its financial flexibility.

        As of September 30, 2020, ConocoPhillips had approximately $15.387 billion of outstanding indebtedness, consisting of amounts outstanding under its unsubordinated notes and commercial paper program supported by its existing credit facility. As of September 30, 2020, Concho had approximately $3.9 billion of outstanding indebtedness, consisting of amounts outstanding under Concho's 3.750% Senior Notes due 2027, 4.300% of Senior Notes due 2028, 2.400% Senior Notes due 2031, 4.875% Senior Notes due 2047 and 4.850% Senior Notes due 2048 (which we refer to collectively as the "Concho Notes"). ConocoPhillips expects the Concho credit facility to be terminated in connection with consummation of the merger. On December 7, 2020, ConocoPhillips announced that, in connection with the merger, ConocoPhillips has commenced offers to eligible holders to exchange (each, an "Exchange Offer" and collectively, the "Exchange Offers") any and all outstanding Concho Notes for (1) up to $3,900,000,000 aggregate principal amount of new notes issued by ConocoPhillips and fully and unconditionally guaranteed by ConocoPhillips Company and (2) cash. In conjunction with the Exchange Offers, Concho is soliciting consents (each, a "Consent Solicitation" and, collectively, the "Consent Solicitations") to adopt certain proposed amendments (the "Proposed Amendments") to each of the indentures governing the Concho Notes to eliminate certain of the covenants, restrictive provisions, events of default and the requirement for certain Concho subsidiaries to make guarantees in the future from such indentures. For a more detailed discussion of the Exchange Offers and Consent Solicitations, see "The Merger Agreement—Treatment of Indebtedness."

        ConocoPhillips' pro forma indebtedness as of September 30, 2020, assuming consummation of the merger had occurred on such date and the assumption of the Concho Notes and the extinguishment of the Concho credit facility in connection therewith, is approximately $19.952 billion, representing an increase in comparison to ConocoPhillips' indebtedness on a recent historical basis. Any increase in ConocoPhillips' indebtedness could have adverse effects on its financial condition and results of operations, including:

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  imposing additional cash requirements on ConocoPhillips in order to support interest payments, which reduces the amount ConocoPhillips has available to fund its operations and other business activities;

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  increasing the risk that ConocoPhillips may default on its debt obligations;

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  increasing ConocoPhillips' vulnerability to adverse changes in general economic and industry conditions, economic downturns and adverse developments in its business;

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  limiting ConocoPhillips' ability to sell assets, engage in strategic transactions or obtain additional financing for working capital, capital expenditures, general corporate and other purposes;

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  limiting ConocoPhillips' flexibility in planning for or reacting to changes in its business and the industry in which it operates; and

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  increasing ConocoPhillips' exposure to a rise in interest rates, which will generate greater interest expense to the extent ConocoPhillips does not have applicable interest rate fluctuation hedges.

        The consent of the holders of a majority of the aggregate principal amount of the Concho Notes outstanding of a series will be required in order to effectuate the Proposed Amendments to the corresponding indenture for such series. Notwithstanding the Exchange Offers, in the event the Concho Notes of any series remain outstanding following the merger and the ratings of such series of Concho Notes are reduced below certain thresholds within certain time periods prior to or following the consummation of the merger, and if the Proposed Amendments are not effectuated with respect to such series of Concho Notes, the surviving company could, subject to certain exceptions set forth in the indentures governing such Concho Notes, be required to offer to repurchase such series of Concho Notes at 101% of the aggregate principal amount of such series of Concho Notes outstanding plus any accrued and unpaid interest through the repurchase date.

The unaudited pro forma combined financial information and unaudited forecasted financial information included in this joint proxy statement/prospectus is presented for illustrative purposes only and does not represent the actual financial position or results of operations of the combined company following the completion of the merger. Future results of ConocoPhillips or Concho may differ, possibly materially, from the unaudited pro forma combined financial information and unaudited forecasted financial information presented in this joint proxy statement/prospectus.

        The unaudited pro forma combined financial statements and unaudited forecasted financial information contained in this joint proxy statement/prospectus is presented for illustrative purposes only, contains a variety of adjustments, assumptions and preliminary estimates and does not represent the actual financial position or results of operations of ConocoPhillips and Concho prior to the merger or that of the combined company following the merger for several reasons. Specifically, the unaudited pro forma combined financial statements do not reflect the effect of any potential divestitures that may occur prior to or subsequent to the completion of the merger, integration costs or any changes in ConocoPhillips' debt to capitalization ratio following the completion of the merger. For additional information, see the section entitled "Unaudited Pro Forma Combined Financial Statements." In addition, the merger and post-merger integration process may give rise to unexpected liabilities and costs, including costs associated with the defense and resolution of transaction-related litigation or other claims. Unexpected delays in completing the merger or in connection with the post-merger integration process may significantly increase the related costs and expenses incurred by ConocoPhillips. The actual financial positions and results of operations of ConocoPhillips and Concho prior to the merger and that of the combined company following the merger may be different, possibly materially, from the unaudited pro forma combined financial statements or forecasted financial information included in this joint proxy statement/prospectus. In addition, the assumptions used in preparing the unaudited pro forma combined financial statements and forecasted financial information included in this joint proxy statement/prospectus may not prove to be accurate and may be affected by other factors. Any significant changes in the market price of ConocoPhillips common stock may cause a significant change in the purchase price used for ConocoPhillips' accounting purposes and the unaudited pro forma financial statements contained in this joint proxy statement/prospectus.

The integration of Concho into ConocoPhillips may not be as successful as anticipated.

        The merger involves numerous operational, strategic, financial, accounting, legal, tax and other risks, potential liabilities associated with the acquired businesses, and uncertainties related to design, operation and integration of Concho's internal control over financial reporting. Difficulties in integrating Concho into ConocoPhillips may result in Concho performing differently than expected, in operational challenges or in the failure to realize anticipated expense-related efficiencies. ConocoPhillips' and Concho's existing businesses could also be negatively impacted by the merger. Potential difficulties that may be encountered in the integration process include, among other factors:

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  the inability to successfully integrate the businesses of Concho into ConocoPhillips in a manner that permits ConocoPhillips to achieve the full revenue and cost savings anticipated from the merger;

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  complexities associated with managing the larger, more complex, integrated business;

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  not realizing anticipated operating synergies;

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  integrating personnel from the two companies and the loss of key employees;

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  potential unknown liabilities and unforeseen expenses, delays or regulatory conditions associated with the merger;

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  integrating relationships with industry contacts and business partners;

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  performance shortfalls at one or both of the companies as a result of the diversion of management's attention caused by completing the merger and integrating Concho's operations into ConocoPhillips; and

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  the disruption of, or the loss of momentum in, each company's ongoing business or inconsistencies in standards, controls, procedures and policies.

ConocoPhillips' results may suffer if it does not effectively manage its expanded operations following the merger.

        Following completion of the merger, ConocoPhillips' success will depend, in part, on its ability to manage its expansion, which poses numerous risks and uncertainties, including the need to integrate the operations and business of Concho into its existing business in an efficient and timely manner, to combine systems and management controls and to integrate relationships with industry contacts and business partners.

Even if ConocoPhillips and Concho complete the merger, ConocoPhillips may fail to realize all of the anticipated benefits of the merger.

        The success of the merger will depend, in part, on ConocoPhillips' ability to realize the anticipated benefits and cost savings from combining ConocoPhillips' and Concho's businesses, including operational and other synergies. The anticipated benefits and cost savings of the merger may not be realized fully or at all, may take longer to realize than expected or could have other adverse effects that ConocoPhillips does not currently foresee. Some of the assumptions that ConocoPhillips has made, such as the achievement of operating synergies, may not be realized. The integration process may, for each of ConocoPhillips and Concho, result in the loss of key employees, the disruption of ongoing businesses or inconsistencies in standards, controls, procedures and policies. There could be potential unknown liabilities and unforeseen expenses associated with the merger that were not discovered in the course of performing due diligence.

Uncertainties associated with the merger may cause a loss of management personnel and other key employees, which could adversely affect the future business and operations of the combined company.

        ConocoPhillips and Concho are dependent on the experience and industry knowledge of their officers and other key employees to execute their business plans. Each company's success until the merger and the combined company's success after the merger will depend in part upon the ability of ConocoPhillips and Concho to retain key management personnel and other key employees. Current and prospective employees of ConocoPhillips and Concho may experience uncertainty about their roles within the combined company following the merger, which may have an adverse effect on the ability of each of ConocoPhillips and Concho to attract or retain key management and other key personnel. Accordingly, no assurance can be given that the combined company will be able to attract or retain key management personnel and other key employees of ConocoPhillips and Concho to the same extent that ConocoPhillips and Concho have previously been able to attract or retain their own employees.

The market price of ConocoPhillips common stock may decline in the future as a result of the sale of shares of ConocoPhillips common stock held by former Concho stockholders or current ConocoPhillips stockholders.

        Based on the number of shares of Concho common stock outstanding as of December 2, 2020 and the number of outstanding Concho equity awards currently estimated to be payable in ConocoPhillips common stock following the merger, ConocoPhillips expects to issue up to approximately 289,132,753 shares of ConocoPhillips common stock to Concho stockholders in the merger. Following their receipt of shares of ConocoPhillips common stock as merger consideration in the merger, former Concho stockholders may seek to sell the shares of ConocoPhillips common stock delivered to them, and the merger agreement contains no restriction on the ability of former Concho stockholders to sell such shares of ConocoPhillips common stock following completion of the merger. Other ConocoPhillips stockholders may also seek to sell shares of ConocoPhillips common stock held by them following, or in anticipation of, completion of the merger. These sales (or the perception that these sales may occur), coupled with the increase in the outstanding number of shares of ConocoPhillips common stock, may affect the market for, and the market price of, ConocoPhillips common stock in an adverse manner.

The combined company may record goodwill and other intangible assets that could become impaired and result in material non-cash charges to the results of operations of the combined company in the future.

        The merger will be accounted for as an acquisition by ConocoPhillips in accordance with accounting principles generally accepted in the United States (which we refer to as "GAAP"). Under the acquisition method of accounting, the assets and liabilities of Concho and its subsidiaries will be recorded, as of completion, at their respective fair values and added to those of ConocoPhillips. The reported financial condition and results of operations of ConocoPhillips for periods after completion of the merger will reflect Concho balances and results after completion of the merger but will not be restated retroactively to reflect the historical financial position or results of operations of Concho and its subsidiaries for periods prior to the merger. For additional information, see the section entitled "Unaudited Pro Forma Combined Financial Statements."

        Under the acquisition method of accounting, the total purchase price will be allocated to Concho's tangible assets and liabilities and identifiable intangible assets based on their fair values as of the date of completion of the merger. The excess of the purchase price over those fair values will be recorded as goodwill. ConocoPhillips and Concho expect that the merger may result in the creation of goodwill based upon the application of the acquisition method of accounting. To the extent goodwill or intangibles are recorded and the values become impaired, the combined company may be required to recognize material non-cash charges relating to such impairment. The combined company's operating results may be significantly impacted from both the impairment and the underlying trends in the business that triggered the impairment.

Shares of ConocoPhillips common stock received by Concho stockholders as a result of the merger will have different rights from shares of Concho common stock.

        Upon completion of the merger, Concho stockholders will no longer be stockholders of Concho, and Concho stockholders who receive merger consideration will become ConocoPhillips stockholders. There will be important differences between the current rights of Concho stockholders and the rights to which such stockholders will be entitled as ConocoPhillips stockholders. For a discussion of the different rights associated with shares of ConocoPhillips common stock, see the section entitled "Comparison of Stockholders' Rights."

The exclusive forum provision contained in the ConocoPhillips bylaws could limit its stockholders' ability to obtain a favorable judicial forum for disputes with ConocoPhillips or its directors, officers or other employees.

        The ConocoPhillips bylaws provide that, unless ConocoPhillips consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of ConocoPhillips, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of ConocoPhillips to ConocoPhillips or its stockholders, (iii) any action asserting a claim against ConocoPhillips or any director or officer or other employee of ConocoPhillips arising pursuant to any provision of the DGCL or the ConocoPhillips certificate of incorporate or the ConocoPhillips bylaws or (iv) any action asserting a claim against ConocoPhillips or any director or officer of other employee of ConocoPhillips governed by the internal affairs doctrine shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

        To the fullest extent permitted by law, this exclusive forum provision applies to state and federal law claims, including claims under the federal securities laws, including the Securities Act and the Exchange Act, although ConocoPhillips stockholders will not be deemed to have waived ConocoPhillips' compliance with the federal securities laws and the rules and regulations thereunder. The enforceability of similar choice of forum provisions in other companies' bylaws has been challenged in legal proceedings, and it is possible that, in connection with claims arising under federal securities laws or otherwise, a court could find the exclusive forum provision contained in the ConocoPhillips bylaws to be inapplicable or unenforceable.

        This exclusive forum provision may limit the ability of a stockholder, including a former Concho stockholder who becomes a ConocoPhillips stockholder after the merger is completed, to bring a claim in a judicial forum of its choosing for disputes with ConocoPhillips or its directors, officers or other employees, which may discourage lawsuits against ConocoPhillips and its directors, officers and other employees. Alternatively, if a court were to find this exclusive forum provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings described above, we may incur additional costs associated with resolving such matters in other jurisdictions, which could negatively affect our business, results of operations and financial condition. In addition, stockholders who do bring a claim in a state or federal court located within the State of Delaware could face additional litigation costs in pursuing any such claim, particularly if they do not reside in or near Delaware. In addition, the court located in the State of Delaware may reach different judgments or results than would other courts, including courts where a stockholder would otherwise choose to bring the action, and such judgments or results may be more favorable to ConocoPhillips than to its stockholders.

The market price of ConocoPhillips common stock may be affected by factors different from those that historically have affected Concho common stock.

        Upon completion of the merger, holders of Concho common stock who receive merger consideration will become holders of ConocoPhillips common stock. The businesses of ConocoPhillips differ from those of Concho in certain respects, and, accordingly, the financial position or results of operations and/or cash flows of ConocoPhillips after the merger, as well as the market price of ConocoPhillips common stock, may be affected by factors different from those currently affecting the financial position or results of operations and/or cash flows of Concho. Following the completion of the merger, Concho will be part of a larger company, so decisions affecting Concho may be made in respect of the larger combined business as a whole rather than the Concho businesses individually. For a discussion of the businesses of ConocoPhillips and Concho and of some important factors to consider in connection with those businesses, see the section entitled "Information About the Companies" and the documents incorporated by reference in the section entitled "Where You Can Find More Information," including, in particular, in the sections entitled "Risk Factors" in each of ConocoPhillips' and Concho's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020.

Following the completion of the merger, ConocoPhillips may incorporate Concho's hedging activities into ConocoPhillips' business, and ConocoPhillips may be exposed to additional commodity price risks arising from such hedges.

        To mitigate its exposure to changes in commodity prices, Concho hedges oil, natural gas and NGL prices from time to time, primarily through the use of certain derivative instruments. If ConocoPhillips assumes existing Concho hedges or hedges that Concho enters into prior to the completion of the merger, ConocoPhillips will bear the economic impact of all of Concho's hedges following the completion of the merger. Actual crude oil, natural gas and NGL prices may differ from the combined company's expectations and, as a result, such hedges may or may not have a negative impact on ConocoPhillips' business.

Risks Relating to ConocoPhillips' Business.

        You should read and consider risk factors specific to ConocoPhillips' businesses that will also affect the combined company after the completion of the merger. These risks are described in Part I, Item 1A of ConocoPhillips' Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A of ConocoPhillips' Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020, and September 30, 2020, and in other documents that are incorporated by reference herein. For the location of information incorporated by reference in this joint proxy statement/prospectus, see the section entitled "Where You Can Find More Information."

Risks Relating to Concho's Business.

        You should read and consider risk factors specific to Concho's businesses that will also affect the combined company after the completion of the merger. These risks are described in Part I, Item 1A of Concho's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and in Part II, Item 1A of Concho's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020, and in other documents that are incorporated by reference herein. For the location of information incorporated by reference in this joint proxy statement/prospectus, see the section entitled "Where You Can Find More Information."

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This joint proxy statement/prospectus, and the documents to which Concho and ConocoPhillips refer you in this joint proxy statement/prospectus, as well as oral statements made or to be made by Concho and ConocoPhillips, include certain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to future events and anticipated results of operations and business strategies, statements regarding the merger, including the anticipated benefits of the merger, the anticipated impact of the merger on the combined company's business and future financial and operating results, the expected amount and timing of synergies from the merger, and the anticipated closing date for the proposed transaction and other aspects of operations or operating results. All statements, other than statements of historical fact, included in this joint proxy statement/prospectus that address activities, events or developments that ConocoPhillips or Concho expects, believes or anticipates will or may occur in the future are forward-looking statements. Words and phrases such as "anticipate," "estimate," "believe," "budget," "continue," "could," "intend," "may," "plan," "potential," "predict," "seek," "should," "will," "would," "expect," "objective," "projection," "forecast," "goal," "guidance," "outlook," "effort," "target" and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, ConocoPhillips or Concho expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond ConocoPhillips' and Concho's control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. The following important factors and uncertainties, among others, could cause actual results or events to differ materially from those included in this joint proxy statement/prospectus. These include:

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  the ability to successfully integrate Concho's businesses and technologies;

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  the risk that the expected benefits and synergies of the merger may not be fully achieved in a timely manner, or at all;

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  the risk that ConocoPhillips or Concho will be unable to retain and hire key personnel;

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  the risk associated with ConocoPhillips' and Concho's ability to obtain the approvals of the respective stockholders required to consummate the merger and the timing of the closing of the merger, including the risk that the conditions to the merger are not satisfied on a timely basis or at all or the failure of the merger to close for any other reason or to close on the anticipated terms, including the anticipated tax treatment;

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  the risk that any consent or authorization that may be required for the merger is not obtained or is obtained subject to conditions that are not anticipated;

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  unanticipated difficulties or expenditures relating to the merger, the response of business partners and retention as a result of the announcement and pendency of the merger;

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  uncertainty as to the long-term value of ConocoPhillips common stock;

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  the diversion of management time on merger-related matters;

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  the inability to realize anticipated cost savings and capital expenditure reductions;

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  the inadequacy of storage capacity for ConocoPhillips and Concho products, and ensuing curtailments, whether voluntary or involuntary, required to mitigate this physical constraint;

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  the impact of public health crises, including pandemics (such as COVID-19) and epidemics and any related company or government policies or actions;

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  global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes;

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  fluctuations in crude oil, bitumen, natural gas, LNG and NGLs prices, including a prolonged decline in these prices relative to historical or future expected levels;

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  the impact of significant declines in prices for crude oil, bitumen, natural gas, LNG and NGLs, which may result in recognition of impairment charges on ConocoPhillips' or Concho's long-lived assets, leaseholds and nonconsolidated equity investments;

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  potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks and the inherent uncertainties in predicting reserves and reservoir performance;

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  reductions in reserves replacement rates, whether as a result of the significant declines in commodity prices or otherwise;

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  unsuccessful exploratory drilling activities or the inability to obtain access to exploratory acreage;

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  unexpected changes in costs or technical requirements for constructing, modifying or operating E&P facilities;

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  legislative and regulatory initiatives addressing environmental concerns, including initiatives addressing the impact of global climate change or further regulating hydraulic fracturing, methane emissions, flaring or water disposal;

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  lack of, or disruptions in, adequate and reliable transportation for ConocoPhillips' or Concho's sales volumes, including crude oil, bitumen, natural gas, LNG and NGLs;

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  the inability to timely obtain or maintain permits, including those necessary for construction, drilling and/or development, or inability to make capital expenditures required to maintain compliance with any necessary permits or applicable laws or regulations;

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  the failure to complete definitive agreements and feasibility studies for, and to complete construction of, announced and future E&P and LNG development in a timely manner (if at all) or on budget;

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  potential disruption or interruption of ConocoPhillips' or Concho's operations due to accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cyber attacks, and information technology failures, constraints or disruptions;

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  changes in international monetary conditions and foreign currency exchange rate fluctuations;

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  changes in international trade relationships, including the imposition of trade restrictions or tariffs relating to ConocoPhillips' or Concho's sales volumes, including crude oil, bitumen, natural gas, LNG, NGLs and any materials or products (such as aluminum and steel) used in the operation of ConocoPhillips' or Concho's business;

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  substantial investment in and development use of, competing or alternative energy sources, including as a result of existing or future environmental rules and regulations;

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  liability for remedial actions, including removal and reclamation obligations, under existing and future environmental regulations and litigation;

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  significant operational or investment changes imposed by existing or future environmental statutes and regulations, including international agreements and national or regional legislation and regulatory measures to limit or reduce GHG emissions;

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  liability resulting from litigation, including litigation related to the merger, or ConocoPhillips' or Concho's failure to comply with applicable laws and regulations;

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  general domestic and international economic and political developments, including armed hostilities; expropriation of assets; changes in governmental policies relating to crude oil, bitumen, natural gas, LNG and NGLs pricing, regulation or taxation; and other political, economic or diplomatic developments;

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  volatility in the commodity futures markets;

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  changes in tax and other laws, regulations (including alternative energy mandates), or royalty rules applicable to ConocoPhillips' or Concho's business;

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  competition and consolidation in the oil and gas E&P industry;

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  any limitations on ConocoPhillips' or Concho's access to capital or increase in ConocoPhillips' or Concho's cost of capital, including as a result of illiquidity or uncertainty in domestic or international financial markets;

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  ConocoPhillips' or Concho's inability to execute, or delays in the completion, of any asset dispositions or acquisitions ConocoPhillips or Concho elects to pursue;

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  potential failure to obtain, or delays in obtaining, any necessary regulatory approvals for pending or future asset dispositions or acquisitions, or that such approvals may require modification to the terms of the transactions or the operation of ConocoPhillips' or Concho's remaining business;

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  potential disruption of ConocoPhillips' or Concho's operations as a result of pending or future asset dispositions or acquisitions, including the diversion of management time and attention;

  •
  the inability to deploy the net proceeds from any asset dispositions that are pending or that ConocoPhillips or Concho elects to undertake in the future in the manner and timeframe ConocoPhillips or Concho currently anticipates, if at all;

  •
  the inability to liquidate the common stock issued to ConocoPhillips by Cenovus Energy as part of ConocoPhillips' sale of certain assets in western Canada at prices ConocoPhillips deems acceptable, or at all;

  •
  the operation and financing of ConocoPhillips' or Concho's joint ventures; and

  •
  the ability of ConocoPhillips or Concho customers and other contractual counterparties to satisfy their obligations to ConocoPhillips or Concho, including ConocoPhillips' ability to collect payments when due from the government of Venezuela or PDVSA.

        All of the forward-looking statements ConocoPhillips and Concho make in this joint proxy statement/prospectus are qualified by the information contained or incorporated by reference herein, including the information contained under this heading and the information detailed in ConocoPhillips' Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and ConocoPhillips' Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, Current Reports on Form 8-K and other filings ConocoPhillips makes with the SEC, which are incorporated herein by reference, and in Concho's Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and Concho's Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020, Current Reports on Form 8-K and other filings Concho makes with the SEC, which are incorporated herein by reference.

For additional information, see the sections entitled "Risk Factors" and "Where You Can Find More Information" beginning on page 41 and 230, respectively.

        Except as required by law, neither ConocoPhillips nor Concho undertakes or assumes any obligation to update any forward-looking statements, whether as a result of new information or to reflect subsequent events or circumstances or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

 INFORMATION ABOUT THE COMPANIES

ConocoPhillips

925 N. Eldridge Parkway
Houston, Texas 77079
Phone: (281) 293-1000

        ConocoPhillips is an independent E&P company with operations and activities in 15 countries. ConocoPhillips' diverse, low cost of supply portfolio includes resource-rich unconventional plays in North America; conventional assets in North America, Europe and Asia; LNG developments; oil sands assets in Canada; and an inventory of global conventional and unconventional exploration prospects. Headquartered in Houston, Texas, as of September 30, 2020, ConocoPhillips employed approximately 9,800 people worldwide and had total assets of $63 billion. ConocoPhillips was incorporated in the State of Delaware on November 16, 2001, in connection with, and in anticipation of, the merger between Conoco Inc. and Phillips Petroleum Company. The merger between Conoco Inc. and Phillips Petroleum Company was consummated on August 30, 2002. On May 1, 2012, ConocoPhillips completed the spinoff of its downstream business, Phillips 66.

Concho Resources Inc.

One Concho Center
600 West Illinois Avenue
Midland, Texas 79701
Phone: (432) 683-7443

        Concho, whose legal name is Concho Resources Inc., was incorporated in Delaware in February 2006. Based in Midland, Texas, Concho is an independent oil and natural gas company engaged in the acquisition, development, exploration and production of oil and natural gas properties. Concho's operations are primarily focused in the Permian Basin of West Texas and Southeast New Mexico. The Permian Basin is one of the most prolific oil and natural gas producing regions in the United States and is characterized by an extensive production history, long reserve life, multiple producing horizons and significant recovery potential. Concho's legacy in the Permian Basin provides it with a deep understanding of operating and geological trends. Concho is actively developing its resource base by utilizing long-lateral wells and multi-well pad locations.

Falcon Merger Sub Corp.

c/o ConocoPhillips
925 N. Eldridge Parkway
Houston, Texas 77079
Phone: (281) 293-1000

        Merger Sub, whose legal name is Falcon Merger Sub Corp., is a direct, wholly owned subsidiary of ConocoPhillips. Upon the completion of the merger, Merger Sub will cease to exist. Merger Sub was incorporated in Delaware on October 16, 2020 for the sole purpose of effecting the merger.

SPECIAL MEETING OF CONOCOPHILLIPS STOCKHOLDERS

Date, Time and Place

        The ConocoPhillips special meeting will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time. In light of ongoing developments related to the COVID-19 (coronavirus) pandemic and to be consistent with ConocoPhillips' SPIRIT values, ConocoPhillips has elected to hold the ConocoPhillips special meeting solely by means of remote communication via the Internet. The ConocoPhillips special meeting will be held solely via live webcast and there will not be a physical meeting location. ConocoPhillips stockholders will be able to attend the ConocoPhillips special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/COP2021SM, which we refer to as the "ConocoPhillips special meeting website." ConocoPhillips stockholders will need the 16-digit control number found on their proxy card in order to access the ConocoPhillips special meeting website.

Purpose of the ConocoPhillips Special Meeting

        The purpose of the ConocoPhillips special meeting is to consider and vote on the ConocoPhillips issuance proposal.

        ConocoPhillips will transact no other business at the ConocoPhillips special meeting.

Recommendation of the ConocoPhillips Board of Directors

        The ConocoPhillips board unanimously recommends that ConocoPhillips stockholders vote "FOR" the approval of the ConocoPhillips issuance proposal.

        For additional information on the recommendation of the ConocoPhillips board, see the section entitled "The Merger—Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger."

Record Date and Outstanding Shares of ConocoPhillips Common Stock

        Only holders of record of issued and outstanding shares of ConocoPhillips common stock as of the close of business on December 11, 2020, the record date for the ConocoPhillips special meeting, are entitled to notice of, and to vote at, the ConocoPhillips special meeting via the ConocoPhillips special meeting website or any adjournment or postponement of the ConocoPhillips special meeting.

        As of December 9, 2020 (the last practicable date prior to the record date), there were 1,068,034,619 shares of ConocoPhillips common stock issued and outstanding and entitled to vote at the ConocoPhillips special meeting. You may cast one vote for each share of ConocoPhillips common stock that you held as of the close of business on the record date.

        A complete list of ConocoPhillips stockholders entitled to vote at the ConocoPhillips special meeting will be available for inspection at ConocoPhillips' offices in Houston, Texas during ordinary business hours for a period of no less than 10 days before the ConocoPhillips special meeting. If you would like to examine the list of ConocoPhillips stockholders, please contact the ConocoPhillips Corporate Secretary at (281) 293-3030. If ConocoPhillips' headquarters are closed for health and safety reasons related to the COVID-19 (coronavirus) pandemic during such period, the list of ConocoPhillips stockholders will be made available for inspection upon request to the ConocoPhillips Corporate Secretary, subject to the satisfactory verification of stockholder status. The list of ConocoPhillips stockholders entitled to vote at the ConocoPhillips special meeting will also be made available for inspection during the ConocoPhillips special meeting via the ConocoPhillips special meeting website at www.virtualshareholdermeeting.com/COP2021SM.

Quorum; Abstentions and Broker Non-Votes

        A quorum of ConocoPhillips stockholders is necessary for ConocoPhillips to hold a valid meeting. The presence at the ConocoPhillips special meeting, via the ConocoPhillips special meeting website or by proxy, of the shares of ConocoPhillips common stock entitled to cast a majority of the votes which could be cast at the ConocoPhillips special meeting by the holders of all the outstanding shares of ConocoPhillips common stock entitled to vote at such meeting constitutes a quorum. If you submit a properly executed proxy card, even if you do not vote for the proposal or vote to "abstain" in respect of the proposal, your shares of ConocoPhillips common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the ConocoPhillips special meeting.

        ConocoPhillips common stock held in "street name" with respect to which the beneficial owner fails to give voting instructions to the broker, bank or other nominee, and ConocoPhillips common stock with respect to which the beneficial owner otherwise fails to vote, will not be considered present and entitled to vote at the ConocoPhillips special meeting for the purpose of determining the presence of a quorum.

        A broker non-vote will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter. Under the current rules of the NYSE, brokers, banks or other nominees do not have discretionary authority to vote on the ConocoPhillips issuance proposal. Because the only proposal for consideration at the ConocoPhillips special meeting is a non-discretionary proposal, it is not expected that there will be any broker non-votes at the ConocoPhillips special meeting. However, if there are any broker non-votes, the shares will not be considered present and entitled to vote at the ConocoPhillips special meeting for the purpose of determining the presence of a quorum.

        Executed but unvoted proxies will be voted in accordance with the recommendations of the ConocoPhillips board.

Required Vote

        Approval of the ConocoPhillips issuance proposal requires the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The ConocoPhillips issuance proposal is described in the section entitled "ConocoPhillips Stockholder Proposal."

Methods of Voting

        ConocoPhillips stockholders, whether holding shares directly as stockholders of record or beneficially in "street name," may vote on the Internet by going to the web address provided on the enclosed proxy card and following the instructions for Internet voting, by phone using the toll-free phone number listed on the enclosed proxy card, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

        ConocoPhillips stockholders of record may vote their shares via the ConocoPhillips special meeting website at the ConocoPhillips special meeting or by submitting their proxies:

  •
  by phone until 11:59 p.m. Eastern Time on January 14, 2021;

  •
  by the Internet until 11:59 p.m. Eastern Time on January 14, 2021; or

  •
  by completing, signing and returning your proxy or voting instruction card via mail. If you vote by mail, your proxy card must be received by January 14, 2021.

        ConocoPhillips stockholders who hold their shares in "street name" by a broker, bank or other nominee should refer to the proxy card, voting instruction form or other information forwarded by their broker, bank or other nominee for instructions on how to vote their shares.

Voting via the ConocoPhillips Special Meeting Website

        Shares held directly in your name as stockholder of record may be voted at the ConocoPhillips special meeting via the ConocoPhillips special meeting website. If you choose to attend the ConocoPhillips special meeting and vote your shares via the ConocoPhillips special meeting website, you will need the 16-digit control number included on your proxy card. Even if you plan to attend the ConocoPhillips special meeting, the ConocoPhillips board recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the ConocoPhillips special meeting.

        If you are a beneficial holder, you will need to obtain a control number from your broker, bank or other nominee holder of record giving you the right to vote the shares.

Voting by Proxy

        Whether you hold your shares of ConocoPhillips common stock directly as the stockholder of record or beneficially in "street name," you may direct your vote by proxy without attending the ConocoPhillips special meeting. You can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card.

Questions About Voting

        If you have any questions about how to vote or direct a vote in respect of your shares of ConocoPhillips common stock, you may contact Morrow Sodali, ConocoPhillips' proxy solicitor, at (800) 662-5200 (toll-free in North America), or +1 (203) 658-9400 (outside of North America), or by email at COP@investor.morrowsodali.com.

Adjournment

        In accordance with the ConocoPhillips bylaws, whether or not a quorum is present, the chairman of the ConocoPhillips special meeting will have the power to adjourn the ConocoPhillips special meeting from time to time for the purpose of, among other things, soliciting additional proxies. If the ConocoPhillips special meeting is adjourned, ConocoPhillips stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. At any subsequent reconvening of the ConocoPhillips special meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the ConocoPhillips special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

        In addition, the merger agreement provides that ConocoPhillips (i) will be required to adjourn or postpone the ConocoPhillips special meeting to the extent necessary to ensure that any legally required supplement or amendment to this joint proxy statement/prospectus is provided to the ConocoPhillips stockholders or if, as of the time the ConocoPhillips special meeting is scheduled, there are insufficient shares of ConocoPhillips common stock represented to constitute a quorum necessary to conduct business at the ConocoPhillips special meeting, and (ii) may adjourn or postpone the ConocoPhillips special meeting if, as of the time for which the ConocoPhillips special meeting is scheduled, there are insufficient shares of ConocoPhillips common stock represented to obtain the approval of the

ConocoPhillips issuance proposal. However, the ConocoPhillips special meeting will not be adjourned or postponed to a date that is more than 10 business days after the date for which the ConocoPhillips special meeting was previously scheduled (though the ConocoPhillips special meeting may be adjourned or postponed every time the circumstances described in (i) exist, and, with Concho's consent, every time the circumstances described in (ii) exist) or to a date on or after two business days prior to April 30, 2021.

Revocability of Proxies

        If you are a stockholder of record of ConocoPhillips, whether you vote by phone, the Internet or mail, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

  •
  submit a new proxy card bearing a later date;

  •
  vote again by phone or the Internet at a later time;

  •
  give written notice before the meeting to the ConocoPhillips Corporate Secretary at the following address: ConocoPhillips, P.O. Box 4783, Houston, Texas 77210-4783; or

  •
  attend the ConocoPhillips special meeting and vote your shares. Please note that your attendance at the meeting via the ConocoPhillips special meeting website will not alone serve to revoke your proxy; instead, you must vote your shares via the ConocoPhillips special meeting website.

Proxy Solicitation Costs

        The enclosed proxy card is being solicited by ConocoPhillips and the ConocoPhillips board. In addition to solicitation by mail, ConocoPhillips' directors, officers and employees may solicit proxies in person, by phone or by electronic means. These persons will not be specifically compensated for conducting such solicitation.

        ConocoPhillips has retained Morrow Sodali to assist in the solicitation process. ConocoPhillips will pay Morrow Sodali a fee of approximately $35,000, as well as reasonable and documented out-of-pocket expenses. ConocoPhillips also has agreed to indemnify Morrow Sodali against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

        ConocoPhillips will ask brokers, banks and other nominees to forward the proxy solicitation materials to the beneficial owners of shares of ConocoPhillips common stock held of record by such nominee holders. ConocoPhillips will reimburse these nominee holders for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

No Appraisal Rights

        Under Delaware law, ConocoPhillips stockholders are not entitled to appraisal rights in connection with the issuance of shares of ConocoPhillips common stock as contemplated by the merger agreement.

Other Information

        The matter to be considered at the ConocoPhillips special meeting is of great importance to the ConocoPhillips stockholders. Accordingly, you are urged to read and carefully consider the information contained in or incorporated by reference into this joint proxy statement/prospectus and submit your proxy by phone or the Internet or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you submit your proxy by phone or the Internet, you do not need to return the enclosed proxy card.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the ConocoPhillips special meeting, contact:

Morrow Sodali LLC
509 Madison Avenue
New York, NY 10022
Call Toll-Free at (800) 662-5200 (in North America)
or +1 (203) 658-9400 (outside of North America)
E-mail: COP@investor.morrowsodali.com

Vote of ConocoPhillips' Directors and Executive Officers

        As of December 2, 2020, ConocoPhillips directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 337,082 shares of ConocoPhillips common stock, or less than 1% of the total outstanding shares of ConocoPhillips common stock as of December 2, 2020.

        ConocoPhillips currently expects that all of its directors and executive officers will vote their shares "FOR" the ConocoPhillips issuance proposal.

Attending the ConocoPhillips Special Meeting Virtually

        You are entitled to attend the ConocoPhillips special meeting only if you were a stockholder of record of ConocoPhillips at the close of business on the record date or you held your shares of ConocoPhillips beneficially in the name of a broker, bank or other nominee as of the record date, or you hold a valid proxy for the ConocoPhillips special meeting.

        If you were a stockholder of record of ConocoPhillips at the close of business on the record date and wish to attend the ConocoPhillips special meeting, you will need the 16-digit control number located on your proxy card.

        If a broker, bank or other nominee is the record owner of your shares of ConocoPhillips common stock, you will need to obtain your control number and further instructions from your bank, broker or other nominee.

Results of the ConocoPhillips Special Meeting

        Within four business days following the ConocoPhillips special meeting, ConocoPhillips intends to file the final voting results with the SEC on a Current Report on Form 8-K. If the final voting results have not been certified within that four business day period, ConocoPhillips will report the preliminary voting results on a Current Report on Form 8-K at that time and will file an amendment to the Current Report on Form 8-K to report the final voting results within four days of the date that the final results are certified. CONOCOPHILLIPS STOCKHOLDERS SHOULD CAREFULLY READ THIS JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE CONOCOPHILLIPS ISSUANCE PROPOSAL.

 CONOCOPHILLIPS STOCKHOLDER PROPOSAL

ConocoPhillips Issuance Proposal

        It is a condition to the completion of the merger that ConocoPhillips stockholders approve the issuance of shares of ConocoPhillips common stock in the merger. In the merger, each Concho stockholder will receive, for each eligible share of Concho common stock that is issued and outstanding as of immediately prior to the effective time of the merger, the merger consideration of 1.46 shares of ConocoPhillips common stock, further described in the sections entitled "The Merger—Consideration to Concho Stockholders" and "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

        Under NYSE rules, a company is required to obtain stockholder approval prior to the issuance of shares of common stock if the number of shares of common stock to be issued is, or will be upon issuance, equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the shares of common stock. If the merger is completed pursuant to the merger agreement, ConocoPhillips expects to issue up to approximately 289,132,753 shares of ConocoPhillips common stock in connection with the merger based on the number of shares of Concho common stock outstanding as of December 2, 2020. Accordingly, the aggregate number of shares of ConocoPhillips common stock that ConocoPhillips will issue in the merger will exceed 20% of the shares of ConocoPhillips common stock outstanding before such issuance, and for this reason, ConocoPhillips is seeking the approval of ConocoPhillips stockholders for the issuance of shares of ConocoPhillips common stock pursuant to the merger agreement. In the event the ConocoPhillips issuance proposal is not approved by ConocoPhillips stockholders, the merger will not be completed.

        In the event the ConocoPhillips issuance proposal is approved by ConocoPhillips stockholders, but the merger agreement is terminated (without the merger being completed) prior to the issuance of shares of ConocoPhillips common stock pursuant to the merger agreement, ConocoPhillips will not issue any shares of ConocoPhillips common stock as a result of the approval of the ConocoPhillips issuance proposal.

        Approval of the ConocoPhillips issuance proposal requires the affirmative vote of a majority of shares of ConocoPhillips common stock present via the ConocoPhillips special meeting website or by proxy at the ConocoPhillips special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The ConocoPhillips board unanimously recommends a vote "FOR" the ConocoPhillips issuance proposal.

SPECIAL MEETING OF CONCHO STOCKHOLDERS

Date, Time and Place

        The Concho special meeting will be held virtually via the Internet on January 15, 2021, at 9:00 a.m., Central Time. The Concho special meeting will be held solely via live webcast and there will not be a physical meeting location. Concho stockholders will be able to attend the Concho special meeting online and vote their shares electronically during the meeting by visiting www.virtualshareholdermeeting.com/CXO2021SM, which we refer to as the "Concho special meeting website." Concho stockholders will need the 16-digit control number found on their proxy card in order to access the Concho special meeting website.

Purpose of the Concho Special Meeting

        The purpose of the Concho special meeting is to consider and vote on:

  •
  the merger proposal; and

  •
  the non-binding compensation advisory proposal.

        Concho will transact no other business at the Concho special meeting.

Recommendation of the Concho Board of Directors

        The Concho board unanimously recommends that Concho stockholders vote:

  •
  "FOR" the merger proposal; and

  •
  "FOR" the non-binding compensation advisory proposal.

        For additional information on the recommendation of the Concho board, see the section entitled "The Merger—Recommendation of the Concho Board of Directors and Reasons for the Merger."

Record Date and Outstanding Shares of Concho Common Stock

        Only holders of record of issued and outstanding shares of Concho common stock as of the close of business on December 11, 2020, the record date for the Concho special meeting, are entitled to notice of, and to vote at, the Concho special meeting via the Concho special meeting website or any adjournment or postponement of the Concho special meeting.

        As of December 9, 2020 (the last practicable date prior to the record date), there were 196,294,626 shares of Concho common stock issued and outstanding and entitled to vote at the Concho special meeting. You may cast one vote for each share of Concho common stock that you held as of the close of business on the record date.

        A complete list of Concho stockholders entitled to vote at the Concho special meeting will be available for inspection at Concho's principal place of business during regular business hours for a period of no less than 10 days before the Concho special meeting at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701. If Concho's headquarters are closed for health and safety reasons related to the coronavirus (COVID-19) pandemic during such period, the list of Concho stockholders will be made available for inspection upon request to Concho's corporate secretary at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701, subject to the satisfactory verification of stockholder status. The list of Concho stockholders entitled to vote at the Concho special meeting will also be made available for inspection during the Concho special meeting via the Concho special meeting website at www.virtualshareholdermeeting.com/CXO2021SM.

Quorum; Abstentions and Broker Non-Votes

        A quorum of Concho stockholders is necessary to hold a valid meeting. The presence at the Concho special meeting, via the Concho special meeting website or by proxy, of the holders of a majority of the outstanding shares of Concho common stock entitled to vote at the Concho special meeting constitutes a quorum. If you submit a properly executed proxy card, even if you do not vote for either proposal or vote to "abstain" in respect of each proposal, your shares of Concho common stock will be counted for purposes of calculating whether a quorum is present for the transaction of business at the Concho special meeting.

        Concho common stock held in "street name" with respect to which the beneficial owner fails to give voting instructions to the broker, bank or other nominee, and Concho common stock with respect to which the beneficial owner otherwise fails to vote, will not be considered present and entitled to vote at the Concho special meeting for the purpose of determining the presence of a quorum.

        A broker non-vote will result if your broker, bank or other nominee returns a proxy but does not provide instruction as to how shares should be voted on a particular matter. Under the current rules of the NYSE, brokers, banks or other nominees do not have discretionary authority to vote on the merger proposal or the non-binding compensation advisory proposal. Because the only proposals for consideration at the Concho special meeting are non-discretionary proposals, it is not expected that there will be any broker non-votes at the Concho special meeting. However, if there are any broker non-votes, the shares will not be considered present and entitled to vote at the Concho special meeting for the purpose of determining the presence of a quorum.

        Executed but unvoted proxies will be voted in accordance with the recommendations of the Concho board.

Required Vote

        Approval of the merger proposal requires the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the proposal. Failure to vote on the merger proposal will have the same effect as a vote "AGAINST" the merger proposal.

        Approval of the non-binding compensation advisory proposal requires the affirmative vote of a majority of the shares of Concho common stock present via the Concho special meeting website or represented by proxy at the Concho special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The merger proposal and non-binding compensation advisory proposal are described in the section entitled "Concho Proposals."

Methods of Voting

        Concho stockholders, whether holding shares directly as stockholders of record or beneficially in "street name," may vote on the Internet by going to the web address provided on the enclosed proxy card and following the instructions for Internet voting, by phone using the toll-free phone number listed on the enclosed proxy card, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

        Concho stockholders of record may vote their shares via the Concho special meeting website at the Concho special meeting or by submitting their proxies:

  •
  by phone until 11:59 p.m. Eastern Time on January 14, 2021;

  •
  by the Internet until 11:59 p.m. Eastern Time on January 14, 2021; or

  •
  by completing, signing and returning your proxy or voting instruction card via mail. If you vote by mail, your proxy card must be received by January 14, 2021.

        Concho stockholders who hold their shares in "street name" by a broker, bank or other nominee should refer to the proxy card, voting instruction form or other information forwarded by their broker, bank or other nominee for instructions on how to vote their shares.

Voting via the Concho Special Meeting Website

        Shares held directly in your name as stockholder of record may be voted at the Concho special meeting via the Concho special meeting website. If you choose to virtually attend the Concho special meeting website and vote your shares at the meeting via the Concho special meeting website, you will need the 16-digit control number included on your proxy card.

        If you are a beneficial holder, you will need to obtain a specific control number from your broker, bank or other nominee holder of record giving you the right to vote the shares.

        Even if you plan to virtually attend the Concho special meeting, the Concho board recommends that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Concho special meeting.

Voting by Proxy

        Whether you hold your shares of Concho common stock directly as the stockholder of record or beneficially in "street name," you may direct your vote by proxy without virtually attending the Concho special meeting. You can vote by proxy by phone, the Internet or mail by following the instructions provided in the enclosed proxy card.

Questions About Voting

        If you have any questions about how to vote or direct a vote in respect of your shares of Concho common stock, you may contact MacKenzie Partners, Concho's proxy solicitor, toll-free at (800) 322-2885, or for brokers and banks, collect at (212) 929-5500 or via email at proxy@mackenziepartners.com.

Adjournment

        In accordance with the Concho bylaws, whether or not a quorum is present, the chairman of the Concho special meeting will have the power to adjourn the Concho special meeting from time to time for the purpose of, among other things, soliciting additional proxies. If the Concho special meeting is adjourned, Concho stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. At any subsequent reconvening of the Concho special meeting, all proxies will be voted in the same manner as the manner in which such proxies would have been voted at the original convening of the Concho special meeting, except for any proxies that have been validly revoked or withdrawn prior to the subsequent meeting.

        In addition, the merger agreement provides that Concho (i) will be required to adjourn or postpone the Concho special meeting to the extent necessary to ensure that any legally required supplement or amendment to this joint proxy statement/prospectus is provided to the Concho stockholders or if, as of the time the Concho special meeting is scheduled, there are insufficient shares of Concho common stock represented to constitute a quorum necessary to conduct business at the Concho special meeting, and (ii) may adjourn or postpone the Concho special meeting if, as of the time for which the Concho special meeting is scheduled, there are insufficient shares of Concho common stock represented to obtain the approval of the merger proposal. However, the Concho special meeting will not be adjourned or postponed to a date that is more than 10 business days after the date for which the Concho special meeting was previously scheduled (though the Concho special meeting may be adjourned or postponed every time the circumstances described in (i) exist, and, with ConocoPhillips' consent, every time the circumstances described in (ii) exist) or to a date on or after two business days prior to April 30, 2021.

Revocability of Proxies

        If you are a stockholder of record of Concho, whether you vote by phone, the Internet or mail, you can change or revoke your proxy before it is voted at the meeting in one of the following ways:

  •
  submit a new proxy card bearing a later date;

  •
  vote again by phone or the Internet at a later time;

  •
  give written notice before the meeting to the Concho Senior Vice President, General Counsel and Corporate Secretary at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701 stating that you are revoking your proxy; or

  •
  attend the Concho special meeting and vote your shares via the Concho special meeting website. Please note that your attendance at the meeting via the Concho special meeting website will not alone serve to revoke your proxy; instead, you must vote your shares via the Concho special meeting website.

Proxy Solicitation Costs

        The enclosed proxy card is being solicited by Concho and the Concho board. In addition to solicitation by mail, Concho's directors, officers and employees may solicit proxies in person, by phone or by electronic means. These persons will not be specifically compensated for conducting such solicitation.

        Concho has retained MacKenzie Partners to assist in the solicitation process. Concho will pay MacKenzie Partners a fee of approximately $100,000, as well as reasonable and customary documented expenses. Concho also has agreed to indemnify MacKenzie Partners against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

        Concho will ask brokers, banks and other nominees to forward the proxy solicitation materials to the beneficial owners of shares of Concho common stock held of record by such nominee holders. Concho will reimburse these nominee holders for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

No Appraisal Rights

        Because shares of Concho common stock are listed on the NYSE and holders of shares of Concho common stock are not required to receive consideration other than shares of ConocoPhillips common stock, which are listed on the NYSE, and cash in lieu of fractional shares in the merger, holders of shares of Concho common stock are not entitled to exercise appraisal rights under Delaware law in connection with the merger.

Other Information

        The matter to be considered at the Concho special meeting is of great importance to the Concho stockholders. Accordingly, you are urged to read and carefully consider the information contained in or incorporated by reference into this joint proxy statement/prospectus and submit your proxy by phone or the Internet or complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope. If you submit your proxy by phone or the Internet, you do not need to return the enclosed proxy card.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the Concho special meeting, contact:

MacKenzie Partners, Inc.
1407 Broadway, 27th Floor
New York, New York 10018
Email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
Toll-Free: (800) 322-2885

Vote of Concho's Directors and Executive Officers

        As of December 2, 2020, Concho directors and executive officers, and their affiliates, as a group, owned and were entitled to vote 1,806,252 shares of Concho common stock, or less than 1% of the total outstanding shares of Concho common stock as of December 2, 2020.

        Concho currently expects that all of its directors and executive officers will vote their shares "FOR" the merger proposal and "FOR" the non-binding compensation advisory proposal.

Attending the Concho Special Meeting Virtually

        You are entitled to attend the Concho special meeting only if you were a stockholder of record of Concho at the close of business on the record date or you held your shares of Concho beneficially in the name of a broker, bank or other nominee as of the record date, or you hold a valid proxy for the Concho special meeting.

        If you were a stockholder of record of Concho at the close of business on the record date and wish to attend the Concho special meeting, you will need the 16-digit control number located on your proxy card.

        If a broker, bank or other nominee is the record owner of your shares of Concho common stock, you will need to obtain your specific control number and further instructions from your bank, broker or other nominee.

Results of the Concho Special Meeting

        Within four business days following the Concho special meeting, Concho intends to file the final voting results with the SEC on a Current Report on Form 8-K. If the final voting results have not been certified within that four business day period, Concho will report the preliminary voting results on a Current Report on Form 8-K at that time and will file an amendment to the Current Report on Form 8-K to report the final voting results within four days of the date that the final results are certified.

        CONCHO STOCKHOLDERS SHOULD CAREFULLY READ THIS JOINT PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY FOR MORE DETAILED INFORMATION CONCERNING THE MERGER PROPOSAL AND THE NON-BINDING COMPENSATION ADVISORY PROPOSAL.

 CONCHO STOCKHOLDER PROPOSALS

Merger Proposal

        It is a condition to the completion of the merger that Concho stockholders approve the merger proposal. In the merger, each Concho stockholder will receive, for each eligible share of Concho common stock that is issued and outstanding as of immediately prior to the effective time of the merger, the merger consideration of 1.46 shares of ConocoPhillips common stock, further described in the sections entitled "The Merger—Consideration to Concho Stockholders" and "The Merger Agreement—Effect of the Merger on Capital Stock; Merger Consideration."

        The approval by such stockholders of this proposal is required by Section 251 of the DGCL and is a condition to the completion of the merger.

        Approval of the merger proposal requires the affirmative vote of a majority of the outstanding shares of Concho common stock entitled to vote on the proposal. Abstentions and broker non-votes will have the same effect as a vote "AGAINST" the merger proposal. Failure to vote on the merger proposal will have the same effect as a vote "AGAINST" the merger proposal.

  The Concho board unanimously recommends a vote "FOR" the merger proposal.

Non-Binding Compensation Advisory Proposal

        As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, which were enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, Concho is required to provide its stockholders the opportunity to vote to approve, on a non-binding, advisory basis, certain compensation that may be paid or become payable to Concho's named executive officers that is based on or otherwise relates to the merger, as described in the section entitled "The Merger—Merger-Related Compensation." Accordingly, Concho stockholders are being provided the opportunity to cast an advisory vote on such payments.

        As an advisory vote, this proposal is not binding upon Concho or the Concho board or ConocoPhillips or the ConocoPhillips board, and approval of this proposal is not a condition to completion of the merger and is a vote separate and apart from the merger proposal. Accordingly, you may vote to approve the merger proposal and vote not to approve the non-binding compensation advisory proposal and vice versa. Because the merger-related executive compensation to be paid in connection with the merger is based on the terms of the merger agreement as well as the contractual arrangements with Concho's named executive officers, such compensation will be payable, regardless of the outcome of this advisory vote, if the merger proposal is approved (subject only to the contractual conditions applicable thereto). However, Concho seeks the support of its stockholders and believes that stockholder support is appropriate as the executive compensation programs are designed to incentivize executives to successfully execute a transaction such as that contemplated by the merger proposal from its early stages until consummation. Accordingly, holders of shares of Concho common stock are being asked to vote on the following resolution:

    RESOLVED, that the stockholders of Concho Resources Inc. approve, on an advisory, non-binding basis, certain compensation that may be paid or become payable to the named executive officers of Concho Resources Inc. that is based on or otherwise relates to the merger, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading "The Merger—Merger-Related Compensation."

        Approval of the non-binding compensation advisory proposal requires the affirmative vote of a majority of the shares of Concho common stock present via the Concho special meeting website or represented by proxy at the Concho special meeting and entitled to vote on the proposal. Abstentions will have the same effect as a vote "AGAINST" the proposal, and broker non-votes will have no effect on the outcome of the vote.

        The Concho board unanimously recommends a vote "FOR" the non-binding compensation advisory proposal.

THE MERGER

        This discussion of the merger is qualified in its entirety by reference to the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A and incorporated by reference herein in its entirety. You should read the entire merger agreement carefully as it is the legal document that governs the merger.

Transaction Structure

        At the effective time of the merger, Merger Sub will merge with and into Concho. As a result of the merger, the separate corporate existence of Merger Sub will cease, and Concho will continue as the surviving corporation in the merger and as a wholly owned subsidiary of ConocoPhillips.

Consideration to Concho Stockholders

        As a result of the merger, each eligible share of Concho common stock issued and outstanding immediately prior to the effective time of the merger will be converted into the right to receive 1.46 shares of ConocoPhillips common stock (the merger consideration).

        Concho stockholders will not be entitled to receive any fractional shares of ConocoPhillips common stock in the merger, and no Concho stockholders will be entitled to dividends, voting rights or any other rights in respect of any fractional shares of ConocoPhillips common stock. Concho stockholders that would have otherwise been entitled to receive a fractional share of ConocoPhillips common stock will instead be entitled to receive, in lieu of fractional shares, an amount in cash, without interest, equal to the product of the volume weighted average price of Concho common stock for the five consecutive trading days ending two trading days prior to the closing date as reported by Bloomberg, L.P., multiplied by the fraction of a share of ConocoPhillips common stock to which the holder would otherwise be entitled.

Background of the Merger

        The terms of the merger are the result of arm's-length negotiations between Concho and ConocoPhillips. The following is a summary of the events leading up to the agreement to merge and the key meetings, negotiations, discussions and actions between Concho and ConocoPhillips and their respective advisors that preceded the public announcement of the merger.

        The ConocoPhillips board and ConocoPhillips management periodically review the strategic direction of ConocoPhillips and evaluate potential opportunities to enhance stockholder value, including through potential acquisitions and combination transactions. These regular reviews have, at the direction of the ConocoPhillips board, included evaluation of a variety of potential strategic combinations and acquisition opportunities that would, among other things, improve operational and financial resilience by adding additional low cost of supply resources. As part of these reviews, the ConocoPhillips board has received periodic updates from management and certain of its advisors regarding the oil and gas exploration and production (which we refer to as "E&P") sector (including the mergers and acquisitions environment in the E&P sector), ConocoPhillips' positioning relative to its peers, capital allocation strategies, and strategic alternatives, including in-depth reviews of several potential target companies.

        From time to time, senior executives of ConocoPhillips, including Ryan Lance, the Chairman and Chief Executive Officer of ConocoPhillips, have had informal and preliminary conversations about potential strategic combinations and acquisition opportunities in the E&P sector with senior executives of other companies in the E&P sector (including at industry conferences and meetings of industry executives). Mr. Lance updated the ConocoPhillips board regarding these interactions during regularly scheduled and special meetings of the ConocoPhillips board.

        The Concho board and management regularly review and assess Concho's performance, strategy, financial position and leverage, opportunities and risks in light of current business and economic conditions, as well as developments in the E&P sector, and across a range of scenarios and potential future industry developments. These regular reviews have, at the direction of the Concho board, included evaluation of a variety of potential strategic combinations and acquisition opportunities. As part of these reviews, the Concho board has considered Concho's position as a "pure play" Permian operator in an industry that is undergoing dramatic changes as a result of critical investor sentiment given the sector's financial performance, concerns about the viability of fossil fuels, the impact of expanding environmental, social and governance matters and legal requirements, and investor focus in the E&P sector on increased size, diversification of assets, consistent return of capital and cheaper access to capital. As part of these reviews, the Concho board has also received periodic updates from management and certain of its advisors, regarding the general landscape of mergers and acquisitions, potential acquirers and merger candidates.

        From time to time, senior executives of Concho, including Tim Leach, the Chairman and Chief Executive Officer of Concho, have had informal and preliminary conversations about potential strategic combinations and acquisition opportunities in the E&P sector with senior executives of other companies in the E&P sector (including at industry conferences and meetings of industry executives). Mr. Leach updated the Concho board regarding these interactions during regularly scheduled and special meetings of the Concho board.

        On October 15, 2019, Messrs. Lance and Leach attended a retreat with senior executives of other companies in the E&P sector. At the retreat, Mr. Lance discussed with Mr. Leach the possibility of a combination between Concho and ConocoPhillips, although no details or terms were discussed with respect to a potential combination, including with respect to the structure or consideration in such a combination. Mr. Leach informed Mr. Lance that he would be open to discussing the possibility later in the year.

        On November 5, 2019, the chief executive officer of another oil and gas exploration and development company (which we refer to as "Company A") discussed with Mr. Leach the possibility of a combination transaction between Concho and Company A. Mr. Leach informed the chief executive officer of Company A (whom we refer to as the "Company A CEO") that he would be open to discussing the possibility in the future.

        On November 20, 2019, Mr. Leach, Jack Harper, the President of Concho, Will Giraud, the Executive Vice President and Chief Operating Officer of Concho, and the Company A CEO met to discuss in more detail a potential transaction. The meeting ended with the parties agreeing they would continue to consider a transaction but with no commitment regarding next steps.

        On December 6, 2019, the ConocoPhillips board held a regularly scheduled board meeting, which was attended by members of senior management of ConocoPhillips, during which the ConocoPhillips board discussed a process report on potential acquisition opportunities, and Mr. Lance informed the ConocoPhillips board of the preliminary discussions with Concho, including that he expected to obtain more information by end of the year. The ConocoPhillips board told Mr. Lance that it was supportive of these discussions and asked Mr. Lance to keep the ConocoPhillips board apprised of any material developments and otherwise in the ordinary course.

        On December 10, 2019, the Concho board and Concho management held an ordinary course quarterly update call, during which Mr. Leach informed the Concho board of the preliminary discussions with both ConocoPhillips and Company A and that Mr. Leach expected to gain more information from both parties. The Concho board told Mr. Leach that it was supportive of these discussions and asked Mr. Leach to keep the Concho board apprised of any material developments and otherwise in the ordinary course, including through the lead director of the Concho board, Mark Puckett.

        On January 8, 2020, the Company A CEO and other members of Company A senior management met with Messrs. Leach, Harper and Giraud to further discuss the possibility of a business combination transaction.

        On January 9, 2020, Messrs. Lance and Leach met in Midland, Texas and discussed the possibility of a transaction between Concho and ConocoPhillips and conceptually what each believed was required to have a successful value-creating transaction for both companies' stockholders including, among other matters, preliminary valuation considerations and the importance of Midland as an operating center. Messrs. Leach and Lance agreed to further discuss the possibility of a combination in the coming weeks.

        On January 17, 2020, Mr. Leach contacted Mr. Lance and conveyed that though Concho could be open to discussing a combination further, Concho's focus was on releasing earnings and any further discussions should wait until after preparation of Concho's year-end earnings was more advanced.

        On January 23, 2020, Messrs. Leach and Lance and other members of Concho senior management had a brief conversation at an industry gathering, with Mr. Leach reiterating that Concho's focus remained on finalizing its year-end earnings release.

        On February 12, 2020, the ConocoPhillips board held a regularly scheduled board meeting, which was attended by members of senior management of ConocoPhillips, during which the ConocoPhillips board received an update on the discussions with Concho, including Mr. Lance's planned meeting with Mr. Leach later that day. The ConocoPhillips board told Mr. Lance that it was supportive of these discussions and asked Mr. Lance to keep the ConocoPhillips board apprised of any material developments and otherwise in the ordinary course.

        In the afternoon of February 12, 2020, Messrs. Leach and Lance met in Houston, Texas, to further discuss a potential combination, including the technology and resources that ConocoPhillips could bring to bear in developing Concho's assets. Mr. Lance informed Mr. Leach that a combination with Concho had been discussed by the ConocoPhillips board and that ConocoPhillips was contemplating consideration consisting 50% of stock and 50% of cash at a no to low premium. Mr. Leach responded to Mr. Lance that he believed the Concho board would only be interested in a transaction consisting of all or substantially all stock consideration, such that Concho stockholders participated fully in the value created by the combined company, and that a high premium would be required.

        On February 17, 2020, the Concho board convened a regularly scheduled meeting. As part of its ordinary course preparedness, the Concho board received a preliminary net asset value analysis of Concho prepared by J.P. Morgan, in its capacity as a regular financial advisor to Concho, and reviewed an overview of potential transaction partners, including ConocoPhillips and Company A. Mr. Leach also updated the Concho board of his discussions with Mr. Lance and the Company A CEO. The Concho board confirmed its continued support of Mr. Leach continuing such discussions.

        On February 21, 2020, Mr. Leach contacted Mr. Lance regarding the prior discussions, including that the Concho board was in support of continuing such discussions. Messrs. Leach and Lance also discussed, among other things, ConocoPhillips' views on the potential synergies to be derived from a combination, the combined strategy for unconventional resource development, and the importance to creating stockholder value of a strong Midland presence and management continuity (although no discussion occurred of merger or post-closing compensation matters or any specific terms of post-closing employment arrangements).

        On March 4, 2020, Mr. Leach met with Mr. Lance in Houston. At the meeting, Messrs. Lance and Leach continued to discuss the possibility of a potential merger and the potential synergies and other benefits to both companies' stockholders of such a transaction, along with the ongoing market volatility as a result of the COVID-19 pandemic and other factors. Mr. Lance discussed that he believed any transaction would have a premium in the range of 5% and indicated that the consideration mix would be majority stock. Mr. Leach informed Mr. Lance that he would convey the information to the Concho board, though he did not believe that the Concho board would be receptive to a transaction at a low premium, and both agreed to postpone further discussions until the ongoing market volatility had subsided.

        On March 5, 2020, the Concho board convened a special meeting. At the meeting, among other ordinary course matters, Mr. Leach updated the Concho board regarding his discussion with Mr. Lance and on the status of the prior discussions with Company A. After discussion, the Concho board determined that the current proposal from ConocoPhillips was not compelling at that time, both in terms of the premium being considered and the inclusion of a cash component, but that the Concho board was supportive of further discussions. The Concho board also determined that it continued to be supportive of further discussions with Company A.

        During the week of April 19, 2020, Messrs. Lance and Leach had further discussions regarding each company's interest in a potential combination transaction.

        On April 27, 2020, at a regularly scheduled meeting of the Concho board, Mr. Leach updated the Concho board on the status of discussions with Mr. Lance and with Company A. The Concho board determined that it continued to be supportive of further discussions with ConocoPhillips and Company A.

        On May 6, 2020, Mr. Lance contacted Mr. Leach to determine if Mr. Leach was interested in restarting more focused discussions the following week with respect to a combination transaction.

        On May 12, 2020, at a regularly scheduled meeting of the ConocoPhillips board, Mr. Lance updated the ConocoPhillips board on the status of his discussions with Mr. Leach and his plan to discuss a potential tri-party merger transaction with Mr. Leach and with the Company A CEO. The ConocoPhillips board determined that it was supportive of further discussions with Concho and with Company A.

        On May 13, 2020, Mr. Lance met with Mr. Leach to discuss the possibility of a potential tri-party merger transaction, which would involve ConocoPhillips acquiring both Concho and Company A. Mr. Lance proposed that both acquisitions could be executed contemporaneously and include, in each case, all-stock consideration, and such a transaction could lend itself to a lower premium. In response, Mr. Leach reiterated that he expected the value of the premium to be an important issue to the Concho board. Mr. Lance informed Mr. Leach that Mr. Lance also planned to discuss the transaction with the Company A CEO and asked Mr. Leach to do the same. Mr. Leach then contacted the Company A CEO to arrange a meeting.

        On May 15, 2020, Mr. Lance met with the Company A CEO to discuss the possibility of a potential tri-party merger transaction involving ConocoPhillips, Concho, and Company A. The Company A CEO said that he would consider such a combination and would discuss such a transaction with Mr. Leach.

        On May 15, 2020, the Chief Executive Officer of another E&P company (which we refer to as "Company B"), contacted Mr. Leach regarding Concho's interest in a potential acquisition of Company B. Mr. Leach relayed to the Chief Executive Officer of Company B (whom we refer to as the "Company B CEO") that Mr. Leach would be in touch to discuss the matter further.

        On May 16, 2020, Mr. Leach met with the Company A CEO to discuss the transaction proposed by Mr. Lance. The Company A CEO conveyed to Mr. Leach that Company A continued to consider such a combination and expected to further discuss the transaction with Messrs. Lance and Leach at a later date.

        Between May 18 and June 4, 2020, Mr. Leach and the Company B CEO communicated four times to discuss the possibility of an acquisition of Company B by Concho, with Mr. Leach conveying that he did not believe such an acquisition would offer a compelling value proposition to Concho stockholders, but that he would consider the matter further with Concho management and the Concho board at the upcoming meeting of the Concho board on June 9, 2020.

        On May 21, 2020, the Company A CEO contacted Mr. Lance and said that he did not have an interest in pursuing a tri-party merger transaction involving ConocoPhillips, Concho, and Company A at that time.

        On May 31, 2020, the Company A CEO contacted Mr. Leach regarding the status of transaction discussions with respect to a tri-party merger as well as a transaction between only Concho and Company A.

        On June 9, 2020, at a special meeting of the Concho board, Mr. Leach reported the discussions regarding the potential tri-party merger transaction with ConocoPhillips and Company A and the discussions with Company B. Mr. Leach also informed the Concho board that he viewed the conversations as preliminary and was uncertain if discussions would progress further, and the Concho board told Mr. Leach that it was supportive of Mr. Leach continuing such discussions with respect to the tri-party merger to obtain additional information. The Concho board asked that Mr. Leach continue to keep it apprised of any material developments and otherwise in the ordinary course, including through the lead director of the Concho board, Mark Puckett. Based on discussions with management at the Concho board meeting, the Concho board also confirmed that it was not interested in pursuing an acquisition of Company B at such time because such an acquisition did not offer a compelling value proposition to Concho stockholders.

        On June 12, 2020, Messrs. Leach and Lance discussed the status of the potential tri-party transaction and whether the Company A CEO remained open to such a transaction. Mr. Lance informed Mr. Leach that ConocoPhillips had an upcoming meeting of its board and he would be in touch following the meeting.

        On July 8, 2020, at a regularly scheduled meeting of the ConocoPhillips board, Mr. Lance updated the ConocoPhillips board on the status of his discussions with Mr. Leach and the Company A CEO. The ConocoPhillips board determined that it continued to be supportive of further discussions with Concho.

        On July 30, 2020, the Company A CEO contacted Mr. Leach to schedule a meeting to discuss a potential business combination transaction, which both agreed would occur on August 11, 2020.

        On August 2, 2020, Mr. Lance contacted Mr. Leach, and they discussed that each company's immediate focus was on assessing the impact of COVID-19 on its 2020 and 2021 plans, and decided to defer further discussions regarding a potential transaction until that work was complete.

        On August 11, 2020, Mr. Leach and the Company A CEO met in person to further discuss a potential transaction, and the possibility of a tri-party transaction with ConocoPhillips.

        On August 27, 2020, Mr. Leach and the Company A CEO continued high-level discussions regarding a potential transaction, including a tri-party transaction. Shortly thereafter, Mr. Leach provided an update regarding the ongoing discussions with both ConocoPhillips and Company A to the lead director of the Concho board, Mark Puckett.

        On September 4, 2020, the ConocoPhillips board held a special meeting, which was attended by members of senior management of ConocoPhillips. The ConocoPhillips board discussed the potential transaction with Concho, as well as other possible acquisition targets, including with respect to valuation metrics, synergies and related matters. After such discussions, the ConocoPhillips board informed Mr. Lance that it was supportive of ConocoPhillips continuing to pursue a transaction with Concho, as well as to continue exploring other potential strategic transactions, and asked Mr. Lance to keep the ConocoPhillips board apprised of any material developments and otherwise in the ordinary course.

        On September 4, 2020, Mr. Lance contacted Mr. Leach to schedule an in-person meeting, which both agreed would occur on September 8, 2020, and informed Mr. Leach that the ConocoPhillips board was supportive of further engagement with respect to a potential transaction between Concho and ConocoPhillips.

        On September 8, 2020, Messrs. Lance and Leach met in-person in Midland, Texas. At the meeting, Mr. Lance informed Mr. Leach that the ConocoPhillips board had authorized him to negotiate with Concho with respect to a potential merger. Mr. Lance discussed the potential for offering a premium of approximately 10%, which ConocoPhillips viewed as a market premium based on recent transactions, consisting of 80% stock and 20% cash consideration, and further discussed a desire to continue conversations regarding a potential transaction over the next few months. At the meeting, Mr. Lance discussed with Mr. Leach that having Midland as a focal point for the combined Permian business could have the potential for increased synergies and efficiencies in a transaction with Concho. Messrs. Lance and Leach also discussed at a high level the potential to add members of the Concho board to the ConocoPhillips board and the importance to creating stockholder value of a strong Midland presence and management continuity (although no discussion occurred of merger or post-closing compensation matters or any specific terms of post-closing employment arrangements). At the conclusion of the meeting, Mr. Leach indicated that he expected the Concho board would need clarity on the amount and mix of consideration and other key terms to be able to evaluate the potential transaction, and would expect to receive two board seats, which would be proportionate with the ownership of Concho stockholders in a combined company. Shortly thereafter, Mr. Leach reported the receipt and detailed the terms of the proposal from Mr. Lance to the lead director of the Concho board, Mark Puckett.

        On September 17, 2020, Mr. Lance contacted Mr. Leach by telephone to follow up regarding the recent meeting in Midland. Mr. Lance confirmed to Mr. Leach ConocoPhillips' view that any transaction premium would be expected to be in the range of 10%. Mr. Lance also proposed consideration of 80% stock and 20% cash and that Concho would receive a single director position on the ConocoPhillips board. Messrs. Lance and Leach also had a preliminary and conceptual discussion regarding potential roles and responsibilities for Messrs. Leach, Giraud and Harper at ConocoPhillips, but did not discuss merger or post-closing compensation matters, and decided to delay further discussion of potential management roles until Mr. Leach had further discussions with the Concho board. Mr. Leach responded that, based on prior discussions with the Concho board, the proposed premium should be in excess of 20% for the Concho board to consider such a proposal. Mr. Lance relayed to Mr. Leach a preference to move quickly to avoid leaks and management distraction and also proposed in-person meetings between the companies' senior management teams in order to determine if the two companies were a compelling fit and discuss the potential synergies and efficiencies that could be expected from a combination. Shortly thereafter, Mr. Leach reported the receipt and detailed the terms of the proposal from Mr. Lance to the lead director of the Concho board, Mark Puckett.

        On September 18, 2020, Mr. Leach contacted Mr. Lance by telephone to further discuss the meeting of September 17, 2020. Mr. Leach again proposed that the ConocoPhillips board include two members from the Concho board, and Mr. Lance responded that ConocoPhillips' preference was for one such board member.

        On September 22, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell LLP (which we refer to as "Sullivan & Cromwell"), Concho's M&A counsel, and members of Concho senior management. The representatives of Sullivan & Cromwell reviewed with the Concho board its fiduciary duties in connection with its consideration of any potential transaction, including ConocoPhillips' proposal. During the meeting, Mr. Leach updated the Concho board regarding his discussions with Mr. Lance. Mr. Leach informed the Concho board that he believed that what Mr. Lance had discussed with him thus far, while currently inadequate, could serve as a starting point for negotiations and requested that the Concho board authorize the meeting requested by Mr. Lance. A discussion then ensued among the members of the Concho board, with the consensus being that it was important to have certain Concho senior executives continue in management roles supporting ConocoPhillips' Permian operations in order to maximize value to Concho stockholders. The Concho board also discussed the timing of the proposal in light of Concho's stock price and communicated to Mr. Leach the Concho board's preference for all-stock consideration, such that Concho stockholders would share fully in the value creation resulting from the combined company, and as high a premium as possible. Mr. Harper then requested that the Concho board authorize management to pursue engaging Credit Suisse and J.P. Morgan, as Concho's financial advisers, in light of their experience and qualifications, in connection with its review of the potential transaction and other alternatives subject to the Concho board's review of their respective relationships disclosure with respect to Concho and ConocoPhillips and the Concho board's approval of such engagements.

        The Concho board then went into executive session with all members of Concho's management, including Mr. Leach, leaving the meeting. At the conclusion of the executive session, the Concho board determined, in order to obtain additional information and better the terms of the potential transaction, to authorize Mr. Leach to engage further with respect to the potential transaction and proceed with the meetings of the management teams. The Concho board also authorized management to pursue the engagement of Credit Suisse and J.P. Morgan as financial advisors to Concho, in light of their experience and qualifications, subject to the Concho board's review of their respective relationships disclosure with respect to Concho and ConocoPhillips and the Concho board's approval of such engagements.

        On September 23, 2020, as authorized by the Concho board, Messrs. Leach, Harper, Giraud and Lance as well as Executive Vice President and Chief Operating Officer of ConocoPhillips, Matt Fox, met in-person in Houston. Mr. Lance explained his view as to the value proposition of a combined company for Concho and ConocoPhillips stockholders, with the combined company achieving synergies and Concho and ConocoPhillips combining their excellence in operational execution. Mr. Leach conveyed to Mr. Lance the Concho board's preference for all-stock consideration and Concho's need for as high a premium as possible. Mr. Leach also expressed to Mr. Lance the Concho board's considerations regarding what they viewed as Concho's depressed stock price, which weighed against entering into a transaction at such time absent a sufficiently compelling value proposition for Concho stockholders, particularly given Concho's strong financial position and that it had no pressing need to transact. The parties also discussed the organizational structure of ConocoPhillips, and Mr. Lance expressed the importance of focusing on the Permian business plan in a potential transaction, capturing synergies and the integration of ConocoPhillips and Concho. Mr. Leach concluded the meetings by informing Mr. Lance that he would update the Concho board on the meetings and would revert once the Concho board had considered their discussions and if the Concho board was supportive of further discussions.

        On September 24, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell and members of Concho senior management, to provide an update on discussions with ConocoPhillips. Messrs. Leach, Harper and Giraud described the meeting with ConocoPhillips' senior management team as productive, but highlighted that there was further work to be done to determine if the benefits of a combination were sufficiently compelling, including a review of ConocoPhillips' business and other potential alternatives. The Concho board then engaged in discussions regarding the advisability of continuing to engage with ConocoPhillips, Concho's potential value, potential alternatives (including continuing with the company's standalone plan), potential terms (including stock vs. cash consideration and premium), Concho's ideal timing for engaging in a transaction (if at all), the potential upside in both companies' stock, relevant risk-factors, and the process for reviewing and negotiating a transaction and next steps. Discussion ensued, and following such discussion, the Concho board concluded that, though ConocoPhillips was an attractive merger partner and presented a compelling opportunity to deliver value for Concho stockholders (in particular, if certain Concho senior executives were to have a significant role in the combined company), that Concho would require a premium greater than 10%. The Concho board then went into executive session with all members of Concho's management, including Mr. Leach, leaving the meeting. The Concho board discussed Mr. Leach's suggestion that Concho continue exploring a potential transaction with ConocoPhillips, including the potential for any conflicts on the part of Concho's management due to the possibility of future employment with ConocoPhillips, and determined to authorize Mr. Leach to further engage with ConocoPhillips with respect to a potential transaction, including entry into a suitable mutual confidentiality agreement. The Concho board also directed Mr. Leach to discuss the role of certain Concho senior executives within ConocoPhillips' organization post-closing in order to jointly drive value for the combined company, but instructed Mr. Leach not to engage in any discussions regarding merger or post-closing compensation matters.

        On September 28, 2020, Mr. Leach contacted Mr. Lance by telephone to provide an update regarding the recent meeting of the Concho board and to follow-up on the recent meetings in Houston. Mr. Leach conveyed to Mr. Lance the views of the Concho board and management with respect to a potential transaction, including whether it was the right time to transact, given Concho's strong financial position and current stock price. Mr. Leach informed Mr. Lance that the Concho board may be supportive of a transaction if suitable terms could be reached. Mr. Leach also highlighted the Concho board's priorities with respect to the points ConocoPhillips had raised in prior discussions, including the inadequacy of the premium, the inclusion of cash consideration, and the proposed representation of only one Concho director on the ConocoPhillips board. Mr. Lance reconfirmed ConocoPhillips' interest in a potential merger and stated that ConocoPhillips was willing to offer all-stock consideration. Messrs. Lance and Leach also discussed their views as to the potential value creation opportunities of a combined company as compared to each company on a standalone basis, including increased scale and efficiencies. Mr. Leach provided that if Mr. Lance believed that the Concho board's position could serve as a basis for negotiations, Concho would be willing to sign a mutual confidentiality agreement and exchange mutual financial and operational diligence information to help the parties confirm if the transaction was expected to deliver compelling value to both parties' stockholders.

        On September 30, 2020, ConocoPhillips delivered to Concho a draft mutual confidentiality agreement, which included a customary "standstill" provision with respect to ConocoPhillips.

        On October 4, 2020, Mr. Lance contacted Mr. Leach to discuss the upcoming management meetings on October 6, 2020 and to discuss some preliminary operational due diligence questions.

        On October 5, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell and members of Concho senior management, and Mr. Leach provided an update on discussions with ConocoPhillips. Mr. Leach identified the next steps would be to execute the mutual confidentiality agreement with ConocoPhillips, have a meeting between members of ConocoPhillips' and Concho's management teams for high-level due diligence and for the Concho board to review and discuss with senior management and Concho's financial advisors industry trends, a potential transaction with ConocoPhillips, potential transactions with other counterparties, continuing with Concho's standalone plan and other topics identified by the Concho board. The Concho board then engaged in discussions regarding the advisability of continuing to engage with ConocoPhillips, potential synergies, Concho's potential value, alternatives (including continuing with the company's standalone plan), Concho's ideal timing for a transaction (if at all) in light of Concho's expected third quarter results and the upcoming U.S. presidential election, the potential upside in both companies' stock, process and next steps. The Concho board then went into executive session with all members of Concho's management, including Mr. Leach, leaving the meeting. The Concho board discussed Mr. Leach's updates, including the potential for any management conflicts and the value potential in a transaction with ConocoPhillips. The Concho board then authorized the proposed meetings with ConocoPhillips.

        On October 5, 2020, following the meeting of the Concho board and in advance of the contemplated management meetings in Houston to be held the next day, Concho and ConocoPhillips executed the mutual confidentiality agreement.

        On October 6, 2020, Messrs. Giraud and Harper met with representatives of ConocoPhillips operations team, including Mr. Fox, W. L. (Bill) Bullock, Jr., the Executive Vice President and Chief Financial Officer of ConocoPhillips, Dominic Macklon, the Senior Vice President, Strategy, Exploration & Technology of ConocoPhillips, and Nick Olds, the Senior Vice President, Global Operations of ConocoPhillips in Houston. At the meeting, Messrs. Giraud and Harper reviewed with ConocoPhillips management certain high-level diligence information. At the meeting, Mr. Fox expressed a preference to Messrs. Giraud and Harper to execute a definitive merger agreement by the end of the month, assuming satisfactory completion of mutual diligence and agreement on terms.

        Later on October 6, 2020, Messrs. Lance and Leach spoke. Mr. Lance confirmed ConocoPhillips' preference that any transaction would be announced prior to both companies' upcoming earnings release for the third quarter of 2020. Messrs. Leach and Lance further discussed the potential for synergies and how the deal may be received by each company's investors, with Mr. Leach emphasizing that Concho was focused on the premium being provided and noting his view based on discussions with the Concho board that a 20% premium would likely be acceptable. Messrs. Leach and Lance discussed next steps, with Mr. Leach explaining that the Concho board required further information from Concho management and Concho's advisors, including the financial advisors' preliminary financial analysis with respect to a potential business combination with ConocoPhillips in order to form a more complete view. Mr. Leach informed Mr. Lance that following the Concho board's review of the information provided by management and the preliminary financial analyses reviewed and discussed by its financial advisors, assuming the Concho board remained open to pursuing a transaction, Mr. Leach would discuss with Mr. Lance the proposed combination in more detail at a later date. Later that evening, Mr. Fox sent Mr. Giraud a due diligence request list.

        On October 8, 2020, the Company B CEO contacted Mr. Leach, informed Mr. Leach that Company B was currently in advanced discussions with respect to a potential business combination transaction with another company in the E&P sector and inquired if Concho might consider an acquisition of Company B. Mr. Leach informed the Company B CEO that he would consider the matter with other members of Concho's management team and discuss it further with the Concho board.

        On October 8, 2020, a representative of an investment bank in communication with Company A contacted Mr. Harper regarding a financial analysis the investment bank had prepared for Company A involving a business combination transaction with Concho. The representative informed Mr. Harper that the Company A CEO had requested that the analysis be shared with Concho, with the goal of determining whether Concho was interested in pursuing a transaction. Mr. Harper then informed Mr. Leach of the outreach and, in consultation with other members of Concho senior management and Sullivan & Cromwell, determined to accept the analysis.

        On October 9, 2020, Mr. Harper received the combination analysis from the representative of an investment bank in communication with Company A. Mr. Harper and members of Concho's senior management then reviewed the analysis provided, which was based solely on public information with respect to Concho.

        On October 9, 2020, the ConocoPhillips board held a regularly scheduled board meeting, during which Mr. Lance updated the ConocoPhillips board regarding the discussions with Concho. The ConocoPhillips board reviewed synergies and other financial analyses prepared by ConocoPhillips management, and, after discussion, authorized Mr. Lance and members of senior management of ConocoPhillips to continue negotiations with Concho.

        On October 10, 2020, Mr. Leach reported the outreach from each of Company A and Company B to the lead director of the Concho board, Mark Puckett. Mr. Leach also informed Mr. Puckett that Mr. Harper had received the proposed analysis with respect to a combination with Company A. Messrs. Leach and Puckett discussed that Concho had previously reviewed in detail potential business combination transactions with each of Company A and Company B. Mr. Puckett noted that based on the prior review and discussions by the Concho board, he did not expect the Concho board to find either such transaction to be compelling and requested Mr. Leach to provide a full update on these developments to the Concho board at the upcoming meeting scheduled for October 12, 2020.

        On October 11, 2020, Messrs. Giraud, Fox, Bullock, Macklon and Olds and Andrew Hastings, Vice President, Acquisitions and Divestitures of ConocoPhillips, met in Houston to continue ConocoPhillips' due diligence investigation of Concho and to discuss the potential synergies that would support the premium being requested by the Concho board. The representatives of each of Concho and ConocoPhillips agreed that, assuming the satisfactory completion of diligence, their strong preference was to execute a transaction and announce as early as October 19, 2020.

        On October 12, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell, Credit Suisse and J.P. Morgan and members of Concho senior management, to receive an update on discussions with ConocoPhillips and to review the preliminary financial analysis prepared by Credit Suisse and J.P. Morgan with respect to Concho and ConocoPhillips and a potential business combination. Mr. Leach and other members of management reported on the ongoing discussions with ConocoPhillips and its management team.

        Representatives of Credit Suisse and J.P. Morgan then reviewed with the Concho board their preliminary financial analysis with respect to Concho, ConocoPhillips and a potential business combination. This review also included a discussion of the macroeconomic environment for the E&P industry and market perspectives on Concho. Credit Suisse and J.P. Morgan also discussed ConocoPhillips and the potential strategic and financial implications of a transaction with ConocoPhillips, as well as some preliminary views on other potential acquirers. J.P. Morgan also provided the Concho board with some preliminary views on a potential business combination with Company A.

        Sullivan & Cromwell then reviewed the disclosures provided by Credit Suisse and J.P. Morgan with the Concho board with respect to their material relationships with Concho, ConocoPhillips and Company A and representatives of both Credit Suisse and J.P. Morgan confirmed that neither believed that such relationships would impair their ability to provide objective advice to the Concho board.

        Messrs. Leach and Harper then provided an update on recent outreach from Company A and Company B. Both noted for the Concho board that they believed the outreach was likely a so-called "market check" in advance of a potential business combination involving one or both of Company A and Company B. Following discussion, it was the view of the Concho board that a transaction with ConocoPhillips offered an opportunity fundamentally strategically different from, and more attractive than, a transaction with either Company A or Company B, including with respect to size, scale, diversification and the potential for future growth and value creation.

        Representatives of Sullivan & Cromwell then reviewed with the Concho board its fiduciary duties as well as the material terms and key areas for negotiation in the definitive documentation for the potential transaction, including with respect to termination fees, termination events, non-solicitation restrictions and the ability of each of the Concho board and ConocoPhillips board to change its recommendation, including in response to alternative proposals. The Board then discussed with Sullivan & Cromwell the potential terms of a definitive merger agreement, its priorities and the parameters within which management and Sullivan & Cromwell were authorized to negotiate such terms.

        Mr. Leach then noted that while Concho needed to obtain non-public information on ConocoPhillips to confirm the value potential offered in the merger, if the Concho board was supportive of further engagement, the next step would be for the Concho board to authorize a written proposal from ConocoPhillips that would set forth all-stock consideration, the proposed financial terms that ConocoPhillips would be willing to provide, and board representation consistent with Concho's post-closing ownership.

        The Concho board then went into executive session with all members of Concho's management, including Mr. Leach, leaving the meeting. The Concho board considered the possible roles of certain Concho senior executives at ConocoPhillips, the case for size and scale in the energy and production industry, the long-term positioning and market attractiveness of "pure play" Permian operators, potential transaction synergies, headwinds facing the E&P industry and ConocoPhillips' business and assets. The Concho board also reviewed and discussed potential strategic alternatives and transaction counterparties, including Concho continuing as an independent company, with the consensus view being that no such alternative or counterparty would provide Concho stockholders with value superior to that of a merger with ConocoPhillips. The Concho board then directed the Compensation Committee to consider the treatment of equity compensation awards and other retention and severance matters in the potential transaction. Following the executive session, the Concho board conveyed to management its view of the importance of certain Concho senior executives having roles at ConocoPhillips in order to increase the synergies and efficiencies that would flow to Concho's stockholders, importantly in the Lower 48. The Concho board also instructed Mr. Leach to seek as high an exchange ratio as possible and two director seats on the ConocoPhillips board. The Concho board then determined to authorize Mr. Leach to request a written proposal from ConocoPhillips and granted Mr. Leach authority to engage in further negotiations within the parameters outlined above, and authorized Concho to engage Credit Suisse and J.P. Morgan as its financial advisors in connection with the transaction on the terms reviewed with the Concho board.

        Later in the evening of October 12, 2020, following the meeting of the Concho board, Mr. Leach contacted Mr. Lance and informed Mr. Lance that the Concho board was prepared to receive a written proposal.

        On October 13, 2020, Mr. Leach informed the Company B CEO that Concho would not be pursuing an acquisition of Company B at such time.

        On October 13, 2020, ConocoPhillips delivered a written proposal to Mr. Leach for the acquisition of Concho (which we refer to as the "Proposal Letter"), which provided for a fixed exchange ratio of 1.4450 ConocoPhillips shares per Concho share (for an implied value of $51.43 per Concho share) and a premium of approximately 15% to the October 12, 2020 closing price of Concho's shares. The Proposal Letter also invited Mr. Leach to become a member of ConocoPhillips' executive leadership team and the ConocoPhillips board and also provided that ConocoPhillips would expect to establish a new Permian basin operational headquarters for the combined company in Midland, Texas, while sharing services with ConocoPhillips' established offices in Houston and Bartlesville, Oklahoma. Shortly thereafter, Mr. Leach provided the Proposal Letter to the Concho board.

        On October 13, 2020, after further consultation with Concho's management team and representatives of Credit Suisse, J.P. Morgan, and Sullivan & Cromwell, Mr. Leach contacted Mr. Lance regarding the Proposal Letter. Mr. Leach informed Mr. Lance that he expected (consistent with his discussions with the Concho board and authorization to advance discussions) three key focus areas would need to be further addressed: (1) the highest exchange ratio that ConocoPhillips could offer; (2) two board seats for Concho on the ConocoPhillips board; and (3) more detail on the proposed role, but not the proposed merger or post-closing compensation, of certain Concho senior executives in ConocoPhillips' operations. Mr. Lance conveyed to Mr. Leach that he understood the Concho board's focus areas and that ConocoPhillips was prepared to continue negotiations taking those into account. Messrs. Leach and Lance discussed that both believed that the parties could obtain satisfactory resolution of such points as a whole. Based on these discussions, Mr. Leach informed Mr. Lance that Concho was prepared to proceed with negotiations and that Messrs. Leach and Lance should meet in Houston on October 15, 2020 to discuss further details of the transaction.

        In the late evening on October 13, 2020, following the discussions between Messrs. Leach and Lance, ConocoPhillips delivered to Concho an initial draft merger agreement. Among other things, the draft included provisions providing for one mutually determined Concho director to join the ConocoPhillips board, requiring each of Concho and ConocoPhillips not to solicit alternative transactions, and an obligation on each board to present the merger or related share issuance, as applicable, to its stockholders for approval even if a third party were to propose an alternative transaction that the Concho board or ConocoPhillips board determined to be a superior proposal (which we refer to as a "Force the Vote Provision"). The draft merger agreement did not include proposed figures for termination fees. From this point until the merger agreement was finalized, the parties negotiated the terms of the merger agreement, including with respect to the points described in this paragraph, consistent with the authorizations and parameters provided by the Concho and ConocoPhillips boards. For additional information regarding the final terms of the merger agreement, see the section entitled "The Merger Agreement" and a copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus.

        Also in the late evening on October 13, 2020, Bloomberg News published a story that ConocoPhillips was in advanced discussions to acquire Concho in an all-stock transaction.

        On October 14, 2020, after publication of the Bloomberg News story, Mr. Bullock contacted Mr. Giraud to discuss matters relating to the proposed merger. Mr. Bullock conveyed to Mr. Giraud during such discussions that ConocoPhillips was not willing to further increase the proposed exchange ratio from that outlined in the Proposal Letter and that such ratio was essentially ConocoPhillips' best offer. Shortly thereafter, Mr. Giraud reported the discussion to Mr. Leach.

        Thereafter on October 14, 2020, Messrs. Leach and Lance discussed the recent call between Messrs. Giraud and Bullock. Mr. Leach conveyed to Mr. Lance that, consistent with prior discussions, the Concho board had made clear to Mr. Leach that obtaining the highest exchange ratio possible for Concho stockholders was a top priority and that he did not expect the Concho board would be receptive to the proposal outlined in the Proposal Letter. Mr. Leach noted that he would be willing to recommend to the Concho board that it agree to an exchange ratio of 1.4869, representing a 17.5% premium based on the closing share prices of Concho and ConocoPhillips common stock on October 13, 2020, the last closing price before rumors of a potential transaction had appeared in the press. Later that day, after discussion with other members of senior management and Goldman Sachs, Mr. Lance offered that ConocoPhillips would be willing to agree to an exchange ratio of 1.4553, representing a 15% premium based on the closing share prices of Concho and ConocoPhillips common stock on October 13, 2020 and a 16% premium based on the closing share prices of Concho and ConocoPhillips common stock on October 12, 2020.

        On October 14, 2020, the Compensation Committee of the Concho board convened a meeting, which was attended by a representative of Sullivan & Cromwell, to discuss the treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction and determined the Compensation Committee's desired treatment of such matters in connection with the potential transaction.

        On October 14, 2020, Mr. Leach also received a call from the Company A CEO inquiring whether Concho would be interested in pursuing a merger with Company A. Mr. Leach informed the Company A CEO that he would discuss the proposal further with the Concho board.

        On October 15, 2020, Messrs. Leach, Lance, Bullock and Giraud met in Houston to discuss the proposed merger and the contemplated plans for the combined company, including with respect to the roles of certain Concho senior executives at ConocoPhillips, consistent with prior instructions from the Concho board. Mr. Lance conveyed to Mr. Leach that ConocoPhillips would offer Mr. Leach a position as a member of the ConocoPhillips board and a management role as President of the Lower 48; however, there was no discussion among the parties regarding merger or post-closing compensation matters at this time. Mr. Lance also noted that he expected Midland to serve as the center of Permian operations. Messrs. Leach and Lance discussed other deal terms, including Mr. Leach requesting an increase in the exchange ratio, but Mr. Lance did not commit to any increase in the exchange ratio or additional director seats. Mr. Leach called Mr. Lance following the meeting to further discuss an increase to the exchange ratio.

        On October 15, 2020, representatives of Wachtell Lipton, Rosen & Katz (which we refer to as "Wachtell Lipton"), ConocoPhillips' legal advisor, and Sullivan & Cromwell discussed the terms of the merger agreement and the areas of focus for their respective clients.

        On October 15, 2020, Concho delivered to ConocoPhillips a revised draft of the merger agreement consistent with the parameters discussed with the Concho board at the October 12, 2020 meeting. Among other revisions, the revised merger agreement contemplated two director seats, including Mr. Leach and one other Concho director to be agreed between Concho and ConocoPhillips, removal of the Force the Vote Provision with respect to Concho and revisions to the termination fee triggers and amounts.

        On October 16, 2020, a representative of Sullivan & Cromwell and Bill Easter, the Chairman of the Compensation Committee of the Concho board, discussed the status of discussions with Wachtell Lipton regarding the Compensation Committee's desired treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction.

        On October 16, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell, Credit Suisse and J.P. Morgan and members of Concho senior management, to receive an update on discussions with ConocoPhillips.

        The Concho board discussed whether pursuing a higher price could cause ConocoPhillips to terminate discussions, the price offered compared to comparable transactions and the potential market reaction, and determined Mr. Leach should continue to push for the highest exchange ratio available. Mr. Leach also provided an update on an in-bound request for discussion that he had received from Company A since the prior meeting of the Concho board. Consistent with the prior board discussions with respect to the attractiveness of a transaction with Company A, the Concho board agreed not to pursue a transaction with Company A at such time.

        Mr. Leach and representatives of Credit Suisse and J.P. Morgan then provided an overview of potential next steps. Mr. Leach stated his belief that the current proposal from ConocoPhillips appeared to present an attractive opportunity, particularly in light of comparable transactions, but that Concho should push for an increase in the premium offered.

        Thereafter, a representative of Sullivan & Cromwell summarized for the Concho board the then-current proposed terms of the merger agreement, which remained subject to negotiation. Among other things, the Concho board, together with the representatives of Sullivan & Cromwell and management, discussed the Concho board's priorities that it wished to be reflected in the terms of the merger agreement, including its current views on the range of acceptable termination fees and ability to terminate the merger agreement to accept a superior proposal, and authorized management and Sullivan & Cromwell to further negotiate the terms of the merger agreement within the parameters discussed. The Concho board also discussed with Sullivan & Cromwell the impact of the Force the

Vote Provision, and determined that it was willing to accept this point as needed in negotiations in order to advance other priorities of the Concho board.

        The Concho board also discussed the fact that ConocoPhillips was insistent in its position that only one director would continue on the ConocoPhillips board (and that the director would be Mr. Leach). Given the existing composition of the ConocoPhillips board and after further deliberation, the view of the Concho board was that while two director seats were preferable, having one continuing director would not cause the Concho board to reject the proposed merger, assuming suitable resolution of the remaining open issues. In addition, Concho senior management discussed with the Concho board the forecasts proposed to be provided to ConocoPhillips, confirmed that the forecasts were consistent with the forecasts discussed and reviewed with the Concho board previously (and such forecasts were consistent with those that were to be presented to the Concho board at its next regularly scheduled meeting) and that more detailed information would be sent to the Concho board for their review.

        During an executive session, Mr. Easter discussed with the Concho board the Compensation Committee's desired treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction.

        On October 16, 2020, Mr. Leach contacted Mr. Lance by telephone. Consistent with the Concho board's direction, Mr. Leach conveyed to Mr. Lance that Concho would require an increase in the exchange ratio to 1.47 and Concho still was seeking to obtain two director seats. Shortly thereafter, Mr. Leach updated the lead director of the Concho board, Mark Puckett, regarding the discussions with Mr. Lance.

        On October 16, 2020, representatives of Concho and ConocoPhillips, including Travis Counts, Senior Vice President, General Counsel and Corporate Secretary of Concho, and Kelly Rose, Senior Vice President, Legal and General Counsel of ConocoPhillips, and representatives of Sullivan & Cromwell and Wachtell Lipton, attended a teleconference to conduct mutual legal diligence. On the evening of October 16, 2020, members of Concho and ConocoPhillips management and representatives of their respective financial advisors attended a teleconference to discuss operational and financial diligence matters, and members of Concho and ConocoPhillips management attended a teleconference to discuss HR diligence matters.

        On October 16, 2020, ConocoPhillips sent Concho a revised draft of the merger agreement that, among other revisions, reinstated one director seat (with that seat being occupied by Mr. Leach), reinstated the Force the Vote Provision with respect to Concho and revised termination fee amounts.

        On October 17, 2020, representatives of Wachtell Lipton and Sullivan & Cromwell discussed the terms of the merger agreement and the areas of focus for their respective clients.

        On October 17, 2020, prior to the special meeting of the Concho board, Concho delivered to ConocoPhillips a revised draft of the merger agreement that, consistent with prior discussion with and authorization of the Concho board, among other revisions, reinstated two director seats (including Mr. Leach and one other director to be agreed by Concho and ConocoPhillips), accepted the Force the Vote Provisions with respect to Concho, and revised the termination fee amounts.

        On the evening of October 17, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell, Credit Suisse and J.P. Morgan and members of Concho senior management, to receive an update on discussions with ConocoPhillips and at which Credit Suisse and J.P. Morgan reviewed and discussed their updated preliminary financial analysis with respect to Concho, ConocoPhillips and the proposed merger with the Concho board. Mr. Leach provided an update on the status of negotiations with ConocoPhillips. The Concho board discussed the open negotiation points, the benefits to Concho stockholders that would result from the transaction and the impact of a higher exchange ratio on future dividends and value of potential synergies and asked questions of Credit Suisse and J.P. Morgan, including regarding the proposed exchange ratio and negotiations. The Concho board noted that no inbound inquiries regarding a potential business combination had been received from third parties since rumors of a potential transaction with ConocoPhillips had appeared in the press.

        Credit Suisse and J.P. Morgan then each separately reviewed their respective financial analysis of the proposed merger with the Concho board. Credit Suisse and J.P. Morgan also noted the prospective dividend uplift per share resulting from the transaction to Concho stockholders if ConocoPhillips maintained its current dividend. The Concho board discussed the analyses reviewed by Credit Suisse and J.P. Morgan, potential alternatives (including continuing with Concho's standalone plan), potential synergies, trends affecting the E&P industry and the benefits and costs of increased scale. Representatives of Sullivan & Cromwell then updated the Concho board on negotiations regarding the merger agreement and the remaining open points in the merger agreement and discussed the Concho board's preferred approach to resolving such matters.

        The Concho board then discussed the terms of the potential transaction and asked questions of management, including the role of Midland at ConocoPhillips, the reaction to the leak by key stakeholders (including stockholders and employees), the economic impact of the leak on the transaction (if any), and the value proposition of the transaction (including potential synergies and dividend uplift). The Concho board further discussed its consensus view that the role of certain Concho senior executives and Concho's assets within ConocoPhillips Lower 48 operations presented a unique and compelling value proposition for Concho stockholders, which it viewed as a superior alternative to that of Concho's standalone plan or any other strategic alternative. The Concho board then went into executive session with all members of Concho's management, including Mr. Leach, leaving the meeting. The Compensation Committee of the Concho board discussed with the independent directors of the Compensation Committee the desired treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction.

        On October 17 and 18, 2020, at various points throughout the day and early morning, Messrs. Leach and Lance discussed the status of negotiations, the key remaining open points, including the exchange ratio and number of seats on the ConocoPhillips board. Mr. Lance proposed an exchange ratio of 1.46, set forth ConocoPhillips' desired treatment of Concho's equity compensation awards and other retention and severance matters in connection with the potential transaction, including additional data requests resulting from the HR diligence call. Mr. Leach in a later call accepted the exchange ratio of 1.46, subject to final approval of the Concho board, but continued to push for two seats on the ConocoPhillips board. Mr. Leach also reiterated to Mr. Lance the Concho Compensation Committee's desired treatment of Concho's equity compensation awards and other retention and severance matters in connection with the potential transaction. In a subsequent call, Mr. Lance and Mr. Leach settled on one board seat, resolved the remaining retention and severance matters in connection with the potential transaction and agreed to present the proposed transaction to each of their respective boards.

        On the morning of October 18, 2020, shortly following his discussions with Mr. Lance, Mr. Leach reported to the lead director of the Concho board, Mark Puckett, the final terms of the merger being offered by ConocoPhillips. During such discussion, Mr. Puckett authorized Mr. Leach to discuss with ConocoPhillips the terms of his post-closing employment. Following such discussion, Mr. Leach and ConocoPhillips engaged in discussions with respect to his post-closing employment arrangements and Mr. Leach was formally offered a position as Executive Vice President and President of the Lower 48.

        Later in the morning of October 18, 2020, representatives of Wachtell Lipton and Sullivan & Cromwell discussed the open terms of the merger agreement and resolved the remaining open legal points, as authorized by their respective clients.

        In the afternoon of October 18, 2020, prior to the meeting of the Concho board, ConocoPhillips sent Concho a revised draft of the merger agreement reflecting, among other things, the earlier agreement of Concho and ConocoPhillips, which included an exchange ratio of 1.46, one Concho director (which was to be Mr. Leach) on the ConocoPhillips board and the termination fees and expense reimbursement payable by ConocoPhillips and Concho in specified circumstances as set forth in the definitive merger agreement. For additional information regarding the final terms of the merger agreement, see the section entitled "The Merger Agreement" and a copy of the merger agreement is attached as Annex A to this joint proxy statement/prospectus.

        Also in the afternoon of October 18, 2020, prior to the meeting of the Compensation Committee of the Concho board, a representative of Sullivan & Cromwell and Mr. Easter discussed the status of negotiations with Wachtell Lipton regarding treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction.

        Later in the afternoon of October 18, 2020, the Compensation Committee of the Concho board convened a meeting, which was attended by a representative of Sullivan & Cromwell, to discuss the status of the treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction. The Compensation Committee approved, subject to the Concho board's approval of the merger agreement and the transactions contemplated thereby, the treatment of equity compensation awards and other retention and severance matters as revised as a result of negotiations between Sullivan & Cromwell and Wachtell Lipton.

        On the afternoon of October 18, 2020, the ConocoPhillips board convened a special meeting, which was attended by representatives of Goldman Sachs, Wachtell Lipton and members of ConocoPhillips senior management. Mr. Lance provided an update on discussions with Mr. Leach and the final terms of the merger. During the meeting, Goldman Sachs representatives reviewed with the ConocoPhillips board Goldman Sachs' financial analysis summarized below under "—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor" and rendered to the ConocoPhillips board the oral opinion of Goldman Sachs, subsequently confirmed by delivery of a written opinion, dated October 18, 2020, to the ConocoPhillips board, and attached to this joint proxy statement/prospectus as Annex B, to the effect that, as of the date of Goldman Sachs' written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to ConocoPhillips. Also during the meeting, representatives from Wachtell Lipton reviewed with the ConocoPhillips board its fiduciary duties and materials summarizing the proposed final terms of the merger agreement, which had previously been provided to the ConocoPhillips board. Following discussion, and after carefully considering the proposed terms of the transaction with Concho, and taking into consideration the matters discussed during that meeting and prior meetings of the ConocoPhillips board and the factors described below under "—Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger," the ConocoPhillips board unanimously: (i) determined that the merger agreement and the transactions contemplated by the merger agreement, including the issuance of shares of ConocoPhillips common stock in connection with the merger, are fair to, and in the best interests of, ConocoPhillips stockholders; (ii) approved and declared advisable the merger agreement and the transactions contemplated by the merger agreement, including the issuance of shares of ConocoPhillips common stock in connection with the merger; and (iii) resolved to recommend that ConocoPhillips stockholders approve the issuance of shares of ConocoPhillips common stock in connection with the merger. In addition, the Human Resources and Compensation Committee of the ConocoPhillips board approved the terms of Mr. Leach's post-closing employment.

        On the evening of October 18, 2020, the Concho board convened a special meeting, which was attended by representatives of Sullivan & Cromwell, Credit Suisse and J.P. Morgan and members of Concho senior management. Mr. Leach provided an update on discussions with Mr. Lance and the final terms of the merger being offered by ConocoPhillips. The Concho board once again noted that no inbound inquiries regarding a potential business combination had been received from third parties since rumors of a potential transaction with ConocoPhillips had appeared in the press. During the meeting, representatives from Credit Suisse and J.P. Morgan each reviewed with the Concho board their financial analyses with respect to the proposed merger with ConocoPhillips summarized below under "—Opinion of Credit Suisse, Concho's Financial Advisor" and "—Opinion of J.P. Morgan, Concho's Financial Advisor," respectively, and, upon the request of the Concho board, each rendered its oral opinion, which was subsequently confirmed in writing, dated October 18, 2020, to the effect that, as of such date and based on and subject to the limitations, qualifications and assumptions and other matters considered in connection with the preparation of such opinion, the exchange ratio to be received by the holders of eligible shares in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. Also during the meeting, representatives from Sullivan & Cromwell reviewed with the Concho board its fiduciary duties and materials summarizing the proposed final terms of the merger agreement, which had previously been provided to the Concho board, including the treatment of equity compensation awards and other retention and severance matters in connection with the potential transaction, which had been approved by the Compensation Committee of the Concho board earlier in the day. Following discussion, and after carefully considering the proposed terms of the transaction with ConocoPhillips, and taking into consideration the matters discussed during that meeting and prior meetings of the Concho board and the factors described below under "—Recommendation of the Concho Board of Directors and Reasons for the Merger," the Concho board unanimously: (i) declared the merger agreement and the transactions contemplated thereby, including the merger, fair to, and in the best interests of Concho and the Concho stockholders, (ii) approved and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, (iii) directed that the merger agreement be submitted to the Concho stockholders for adoption at a meeting of such stockholders, (iv) recommended that the Concho stockholders vote in favor of the adoption of the merger agreement and (v) adopted the amended and restated bylaws of Concho.

        On the night of October 18, 2020, Concho and ConocoPhillips executed the definitive merger agreement.

        On the morning of October 19, 2020, Concho and ConocoPhillips issued a joint press release announcing the merger.

Recommendation of the ConocoPhillips Board of Directors and Reasons for the Merger

        The ConocoPhillips board unanimously determined the merger agreement and the transactions contemplated thereby, including the issuance of shares of ConocoPhillips common stock in connection with the merger, to be fair to, and in the best interests of, ConocoPhillips and its stockholders and approved the merger agreement and the transactions contemplated thereby, including the issuance of shares of ConocoPhillips common stock in connection with the merger. The ConocoPhillips board unanimously recommends that ConocoPhillips stockholders vote "FOR" the ConocoPhillips issuance proposal.

        In evaluating the merger, the ConocoPhillips board consulted with ConocoPhillips management, as well as ConocoPhillips' legal and financial advisors, and considered a number of factors, weighing both perceived benefits of the merger as well as potential risks of the merger.

        In the course of its deliberations, the ConocoPhillips board considered a variety of factors and information that it believes support its determinations and recommendations, including the following (which are not necessarily presented in order of relative importance):

  •
  ConocoPhillips' view that investor interest in and sponsorship for the E&P sector will be enhanced through the consolidation of quality assets and management teams to create companies of greater scale, resilience and predictability that can deliver superior returns on and of capital through price cycles.

  •
  ConocoPhillips' conviction that its increased size, scale and financial strength following the merger will improve its ability, as the largest independent oil and gas company in the world, to create sustained value for all stakeholders.

  •
  ConocoPhillips' view that Concho's executive leaders are aligned with and share a similar conviction about the efficacy and appeal of ConocoPhillips' value proposition.

  •
  ConocoPhillips' expectation that the merger will combine two best-in-class asset portfolios (including contiguous and complementary "core-of-the-core" acreage positions across the Delaware and Midland basins) to create a massive, diversified and low cost of supply resource base of approximately 23 billion barrels of oil equivalent with a less than $40 per barrel WTI cost of supply and an average cost of supply below $30 per barrel WTI, and which expanded Permian position will provide a strong complement to ConocoPhillips' other globally diverse, low-capital-intensity legacy positions.

  •
  ConocoPhillips' expectation that the combined company will utilize ConocoPhillips' stated disciplined capital allocation approach underpinned by the primary criterion of cost of supply and secondary criteria consisting of flexibility, affordability and alignment with ConocoPhillips' financial framework.

  •
  ConocoPhillips' expectation that the merger will capture $500 million of annual cost and capital savings by 2022, driving an uplift in value and a sustained cost structure improvement, which ConocoPhillips believes is critical for competitiveness within the sector.

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  ConocoPhillips' view that at reasonable future oil prices, and with the benefit of expected cost savings, the merger will improve per share financial metrics and enhance the combined company's ability to generate free cash flow, further enabling ConocoPhillips to return greater than 30% of cash from operations annually via a compelling dividend and additional distributions to stockholders.

  •
  ConocoPhillips' expectation that the merger will further enhance ConocoPhillips' strong balance sheet by providing superior sustainability, resilience and flexibility and the ability to maintain a strong investment-grade rating across price cycles.

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  ConocoPhillips' confidence that the merger is more attractive to ConocoPhillips than other acquisition opportunities reasonably available to ConocoPhillips, including because of Concho's high-quality, low cost of supply asset base and technical capabilities in the Permian Basin, potential synergies between the companies and the immediate actionability of the Concho acquisition opportunity.

  •
  ConocoPhillips' belief that ConocoPhillips and Concho have similar cultures and values that are focused on safety, execution, people and a strong commitment to environmental, social and governance excellence, which serve as a platform to lead the independent energy sector into an energy transition and a low-carbon future.

  •
  ConocoPhillips' belief that both ConocoPhillips and Concho have exceptional technical teams with complementary skill sets, which will facilitate the integration of the two companies and deliver expected results from the combined company.

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  The belief that ConocoPhillips and its stockholders will benefit by retaining the experience and expertise of certain Concho senior executives, which will further serve to ensure a successful integration, strong future performance and long-term value creation.

  •
  The ConocoPhillips board's knowledge of, and discussions with ConocoPhillips management and its advisors regarding, each of ConocoPhillips' and Concho's business operations, financial condition, earnings and prospects, taking into account Concho's publicly-filed information and the results of ConocoPhillips' due diligence investigation of Concho.

  •
  The ConocoPhillips' senior management team's recommendation in support of the merger.

  •
  The oral opinion of Goldman Sachs rendered to the ConocoPhillips board on October 18, 2020, subsequently confirmed by delivery of Goldman Sachs' written opinion, dated October 18, 2020, to the ConocoPhillips board, and attached to this joint proxy statement/prospectus as Annex B, to the effect that, as of the date of Goldman Sachs' written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to ConocoPhillips; for additional information, see the section entitled "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor" and the full text of the written opinion of Goldman Sachs attached as Annex B to this joint proxy statement/prospectus.

  •
  ConocoPhillips' belief that the restrictions imposed on ConocoPhillips' business and operations during the pendency of the merger are reasonable and not unduly burdensome.

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  That the exchange ratio is fixed and will not fluctuate in the event that the market price of Concho common stock increases relative to the market price of ConocoPhillips common stock between the date of the merger agreement and the completion of the merger.

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  The likelihood of consummation of the merger and the ConocoPhillips board's evaluation of the likely time period necessary to close the merger.

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  ConocoPhillips' expectation that ConocoPhillips will continue to be led by a strong, experienced ConocoPhillips management team, with the current Chairman and Chief Executive Officer of Concho joining the management team as well as the ConocoPhillips board post-merger, which will add further valuable expertise and experience and in-depth familiarity with Concho to the ConocoPhillips board and management team, enhancing the likelihood of realizing the integration and strategic benefits that ConocoPhillips expects to derive from the merger.

  •
  That the ConocoPhillips stockholders will have the opportunity to vote on the ConocoPhillips issuance proposal, which is a condition precedent to the merger.

  •
  The representations, warranties, covenants and conditions contained in the merger agreement, including the following (which are not necessarily presented in order of relative importance):

  •
  That ConocoPhillips has the ability, in specified circumstances, to provide information to and to engage in discussions or negotiations with a third party that makes an unsolicited acquisition proposal, as further described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation."

  •
  That the ConocoPhillips board has the ability, in specified circumstances, to change its recommendation to ConocoPhillips stockholders in favor of the ConocoPhillips issuance proposal, as further described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation."

  •
  That there are limited circumstances in which the Concho board may terminate the merger agreement or change its recommendation that Concho stockholders approve the merger proposal, and if the merger agreement is terminated under specified circumstances, including by ConocoPhillips as a result of a change in recommendation of the Concho board or because Concho has willfully and materially breached its non-solicitation obligations, then in each case Concho has agreed to pay ConocoPhillips a termination fee of $300 million. For additional information, see the section entitled "The Merger Agreement—Termination."

    •
    That if the merger agreement is terminated by either party because Concho stockholders have not approved the merger proposal, then Concho has agreed to pay ConocoPhillips an expense reimbursement fee of $95 million. For additional information, see the section entitled "The Merger Agreement—Termination."

    •
    The requirement that Concho hold a stockholder vote on the approval of the merger proposal, even if the Concho board has withdrawn or changed its recommendation in favor of the merger proposal, and the inability of Concho to terminate the merger agreement in connection with an acquisition proposal. For additional information, see the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation."

        In the course of its deliberations, the ConocoPhillips board also considered a variety of risks, uncertainties and other potentially negative factors, including the following (which are not necessarily presented in order of relative importance):

  •
  That the merger may not be completed in a timely manner or at all and the potential consequences of non-completion or delays in completion.

  •
  The effect that the length of time from announcement of the merger until completion of the merger could have on the market price of ConocoPhillips common stock, ConocoPhillips' operating results and ConocoPhillips' relationship with its employees, stockholders and industry contacts and others who do business with ConocoPhillips.

  •
  That the integration of ConocoPhillips and Concho may not be as successful as expected and that the anticipated benefits of the merger may not be realized in full or in part, including the risk that synergies and cost-savings may not be achieved or not achieved in the expected time frame.

  •
  That the attention of ConocoPhillips' senior management may be diverted from other strategic priorities to focus on implementing the merger, including making arrangements for the integration of Concho's and ConocoPhillips' operations, assets and employees following the merger.

  •
  That Concho stockholders may not approve the merger proposal or that ConocoPhillips stockholders may not approve the ConocoPhillips issuance proposal.

  •
  That the exchange ratio is fixed and will not fluctuate in the event that the market price of ConocoPhillips common stock increases relative to the market price of Concho common stock between the date of the merger agreement and the completion of the merger.

  •
  That the merger agreement imposes restrictions on ConocoPhillips' ability to solicit alternative transactions and make certain acquisitions, which are described in the sections entitled "The Merger Agreement—Interim Operations of Concho and ConocoPhillips Pending the Merger" and "The Merger Agreement—No Solicitation; Changes of Recommendation."

  •
  That there are limited circumstances in which the ConocoPhillips board may terminate the merger agreement or change its recommendation that ConocoPhillips stockholders approve the ConocoPhillips issuance proposal, and if the merger agreement is terminated under specified circumstances, including by Concho as a result of a change in recommendation of the ConocoPhillips board or because ConocoPhillips has willfully and materially breached its non-solicitation obligations, then ConocoPhillips has agreed to pay Concho a reverse termination fee of $450 million. For additional information, see the section entitled "The Merger Agreement—Termination."

  •
  That if the merger agreement is terminated by either party because ConocoPhillips stockholders have not approved the merger proposal, then ConocoPhillips has agreed to pay Concho an expense reimbursement fee of $142.5 million. For additional information, see the section entitled "The Merger Agreement—Termination."

  •
  The requirement that ConocoPhillips hold a stockholder vote on the approval of the ConocoPhillips issuance proposal, even if the ConocoPhillips board has withdrawn or changed its recommendation in favor of the ConocoPhillips issuance proposal, and the inability of ConocoPhillips to terminate the merger agreement in connection with an acquisition proposal. For additional information, see the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation."

  •
  The transaction costs to be incurred by ConocoPhillips in connection with the merger.

  •
  The likelihood of lawsuits being brought against ConocoPhillips, Concho or their respective boards in connection with the merger.

  •
  The risks associated with the occurrence of events that may materially and adversely affect the financial condition, properties, assets, liabilities, business or results of operations of Concho and its subsidiaries but that will not entitle ConocoPhillips to terminate the merger agreement.

  •
  The potential impact on the market price of ConocoPhillips common stock as a result of the issuance of the merger consideration to holders of eligible shares of Concho common stock.

  •
  Various other risks described in the section entitled "Risk Factors" beginning on page 41.

        The ConocoPhillips board considered all of these factors as a whole and unanimously that the merger agreement and the transactions contemplated thereby, including the issuance of shares of ConocoPhillips common stock in connection with the merger, were in the interest of ConocoPhillips stockholders. The foregoing discussion of the information and factors considered by the ConocoPhillips board in reaching its conclusions and recommendation includes the principal factors considered by the ConocoPhillips board, but is not intended to be exhaustive and may not include all of the factors considered by the ConocoPhillips board. In view of the wide variety of factors considered by the ConocoPhillips board in connection with its evaluation of the merger and the complexity of these matters, the ConocoPhillips board did not consider it practical to, nor did it attempt to, quantify, rank or otherwise assign relative or specific weights to the specific factors that it considered in reaching its decision. Rather, the ConocoPhillips board viewed its decisions as being based on the totality of the factors and information it considered. In considering the factors described above and any other factors, individual members of the ConocoPhillips board may have viewed factors differently or given different weight or merit to different factors.

        The foregoing discussion of the information and factors considered by the ConocoPhillips board is forward-looking in nature and should be read in light of the factors described in the section entitled "Cautionary Statement Regarding Forward-Looking Statements."

Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor

        At a meeting of the ConocoPhillips board, Goldman Sachs rendered to the ConocoPhillips board its oral opinion, subsequently confirmed by delivery of a written opinion, dated October 18, 2020, to the ConocoPhillips board, to the effect that, as of the date of Goldman Sachs' written opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the exchange ratio pursuant to the merger agreement was fair from a financial point of view to ConocoPhillips.

        The full text of the written opinion of Goldman Sachs, dated October 18, 2020, which sets forth the assumptions made, procedures followed, matters considered, qualifications and limitations on the review undertaken in connection with the opinion, is attached to this joint proxy statement/prospectus as Annex B. The summary of Goldman Sachs' opinion contained in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of Goldman Sachs' written opinion. Goldman Sachs' advisory services and opinion were provided for the information and assistance of the

ConocoPhillips board in connection with its consideration of the merger and the opinion does not constitute a recommendation as to how any ConocoPhillips stockholder should vote with respect to the merger or any other matter.

        In connection with delivering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

  •
  annual reports to stockholders and Annual Reports on Form 10-K of ConocoPhillips and Concho for the five years ended December 31, 2019;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of ConocoPhillips and Concho;

  •
  certain other communications from ConocoPhillips and Concho to their respective stockholders;

  •
  certain publicly available research analyst reports for ConocoPhillips and Concho; and

  •
  certain internal financial analyses and forecasts for Concho on a standalone basis prepared by its management; certain internal financial analyses and forecasts for ConocoPhillips on a standalone basis, certain financial analyses and forecasts for Concho on a standalone basis, and certain internal financial analyses and forecasts for ConocoPhillips on a pro-forma basis giving effect to the merger, in each case as prepared by the management of ConocoPhillips and approved for Goldman Sachs' use by ConocoPhillips (which we refer to as the "forecasts"), including certain operating synergies projected by the management of ConocoPhillips to result from the merger, as approved for Goldman Sachs' use by ConocoPhillips (which we refer to as the "ConocoPhillips synergies") (as described in the section entitled "—ConocoPhillips Unaudited Forecasted Financial Information").

        Goldman Sachs also held discussions with members of the senior managements of ConocoPhillips and Concho regarding their assessment of the past and current business operations, financial condition and future prospects of Concho and with the members of senior management of ConocoPhillips regarding their assessment of the past and current business operations, financial condition and future prospects of ConocoPhillips and the strategic rationale for, and the potential benefits of, the merger; reviewed the reported price and trading activity for the shares of ConocoPhillips common stock and the shares of Concho common stock; compared certain financial and stock market information for ConocoPhillips and Concho with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the oil and gas exploration and production industry; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

        For purposes of rendering its opinion, Goldman Sachs, with the consent of the ConocoPhillips board, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with the consent of the ConocoPhillips board that the forecasts, including the ConocoPhillips synergies, were reasonably prepared on a basis reflecting the best then available estimates and judgments of the management of ConocoPhillips. Goldman Sachs did not make an independent evaluation, appraisal or geological or technical assessment of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of ConocoPhillips or Concho or any of their respective subsidiaries and Goldman Sachs was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any adverse effect on ConocoPhillips or Concho or on the expected benefits of the merger in any way meaningful to

Goldman Sachs' analysis. Goldman Sachs also assumed that the merger would be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion did not address the underlying business decision of ConocoPhillips to engage in the merger, or the relative merits of the merger as compared to any strategic alternatives that may be available to ConocoPhillips; nor did it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addressed only the fairness from a financial point of view to ConocoPhillips, as of the date of its written opinion, of the exchange ratio pursuant to the merger agreement. Goldman Sachs did not express any view on, and its opinion did not address, any other term or aspect of the merger agreement or merger or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the merger, including, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of ConocoPhillips; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of ConocoPhillips or Concho, or any class of such persons in connection with the merger, whether relative to the exchange ratio pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the prices at which shares of ConocoPhillips common stock or Concho common stock would trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on ConocoPhillips or Concho, or the merger, or as to the impact of the merger on the solvency or viability of ConocoPhillips or Concho or the ability of ConocoPhillips or Concho to pay their respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to Goldman Sachs as of, the date of its written opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its written opinion. Goldman Sachs' advisory services and its opinion were provided for the information and assistance of the ConocoPhillips board in connection with its consideration of the merger and the opinion does not constitute a recommendation as to how any holder of shares of ConocoPhillips common stock should vote with respect to the merger or any other matter. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

Summary of Financial Analyses

        The following is a summary of the material financial analyses presented by Goldman Sachs to the ConocoPhillips board in connection with rendering to the ConocoPhillips board the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before October 16, 2020, the last completed trading day prior to announcement of the merger, and is not necessarily indicative of current or future market conditions.

Implied Premia and Multiple Analysis

        Goldman Sachs calculated and compared certain premia and multiples using various prices per share of Concho common stock and the implied value of the merger consideration to be paid by ConocoPhillips for each share of Concho common stock pursuant to the merger agreement. For purposes of its analysis, Goldman Sachs calculated an implied value of the merger consideration of

$49.30 (which we refer to as the "implied merger consideration value") by multiplying the exchange ratio of 1.46 pursuant to the merger agreement by $33.77, the closing price for the shares of ConocoPhillips common stock on October 16, 2020, the last completed trading day prior to announcement of the merger.

        Goldman Sachs calculated the following:

  •
  The premium represented by the implied merger consideration value of $49.30 per share of Concho common stock relative to:

  •
  $44.14, the closing price of the shares of Concho common stock on October 13, 2020 (which we refer to as the "Concho undisturbed closing price"), the date a rumor of the merger was reported in the financial press;

  •
  $44.14, the volume weighted average price (which we refer to as "VWAP") of the shares of Concho common stock over the 10-trading-day period ended October 13, 2020 (which we refer to as the "Concho 10-day VWAP");

  •
  $44.93, the VWAP of the shares of Concho common stock over the 20-trading-day period ended October 13, 2020 (which we refer to as the "Concho 20-day VWAP");

  •
  $93.11, the highest daily closing price of the shares of Concho common stock over the 52-week period ended October 13, 2020 (which we refer to as the "Concho 52-week high"); and

  •
  $36.00, the lowest daily closing price of the shares of Concho common stock over the 52-week period ended October 13, 2020 (which we refer to as the "Concho 52-week low").

        The results of these calculations are as follows:

Concho Reference Share Price	Implied Premium Represented by the Implied Merger Consideration Value of $49.30 per Concho Share
Undisturbed closing price of $44.14	11.7%
Undisturbed 10-day VWAP of $44.14	11.7%
Undisturbed 20-day VWAP of $44.93	9.7%
Undisturbed 52-week high of $93.11	(47.0)%
Undisturbed 52-week low of $36.00	37.0%

        In addition, Goldman Sachs calculated an implied equity value for Concho by multiplying the implied merger consideration value by the total number of fully diluted shares of Concho common stock outstanding as of October 16, 2020, calculated based on equity information provided by Concho management and approved for Goldman Sachs' use by ConocoPhillips management. Goldman Sachs then calculated an enterprise value for Concho by adding to the implied equity value calculated for Concho, Concho's net debt (calculated as financial debt, less cash and cash equivalents ("net debt")) as of June 30, 2020, as reflected in Concho's consolidated balance sheet as of that date, adjusted to reflect Concho's public offering of its 2.400% Senior Notes in August 2020 and redemption of its 4.375% Senior Notes in September 2020.

        Using the foregoing, Goldman Sachs calculated the following multiples:

  •
  The implied enterprise value for Concho as a multiple of the estimated earnings before interest, taxes, depreciation, amortization and exploration expense (which we refer to as "EBITDAX") of Concho on a standalone basis for calendar years 2020 and 2021, as reflected in (i) the median estimates published by the Institutional Brokers' Estimate System (which we refer to as "IBES Estimates") for Concho and (ii) the forecasts.

        The results of these calculations are as follows:

Metric	Concho Enterprise Value / EBITDAX
2020E EBITDAX (Forecasts)	4.8x
2021E EBITDAX (Forecasts)	5.8x
2020E EBITDAX (IBES Estimates)	5.0x
2021E EBITDAX (IBES Estimates)	5.7x

        Based on the foregoing, Goldman Sachs also calculated the following multiples:

  •
  The implied merger consideration value as a multiple of estimated cash flow per share (which we refer to as "CFPS") of Concho on a standalone basis for calendar years 2020 and 2021, as reflected in (i) the IBES Estimates for Concho and (ii) the forecasts.

        The results of these calculations are as follows:

Metric	Implied Merger Consideration Value / CFPS
2020E CFPS (Forecasts)	3.5x
2021E CFPS (Forecasts)	4.5x
2020E CFPS (IBES Estimates)	3.9x
2021E CFPS (IBES Estimates)	4.6x

Illustrative Discounted Cash Flow Analysis—Concho Standalone

        Using the forecasts for Concho, Goldman Sachs performed an illustrative discounted cash flow analysis of Concho, to derive a range of illustrative present values per share of Concho common stock on a standalone basis.

        Using discount rates ranging from 5.5% to 7.5%, reflecting estimates of Concho's weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2020 (i) estimates of the unlevered free cash flows to be generated by Concho on a standalone basis for the period from June 30, 2020 to December 31, 2025, as reflected in the forecasts for Concho, and (ii) a range of illustrative terminal values for Concho as of December 31, 2025, calculated by applying perpetuity growth rates ranging from (0.5)% to 0.5% to the estimate of the terminal year unlevered free cash flow of Concho, as reflected in the forecasts for Concho (which analysis implied multiples of the implied terminal values derived for Concho to estimated earnings before interest, taxes, depreciation, and amortization expense (which we refer to as "EBITDA") for Concho, as reflected in the forecasts for Concho, for 2025, ranging from 3.9x to 6.3x). Goldman Sachs derived the discount rates referenced above by application of the capital asset pricing model (which we refer to as "CAPM"), which requires certain company-specific inputs, including the company's target capital structure weightings, the cost of long-term debt, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts for Concho on a standalone basis and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs derived a range of illustrative enterprise values for Concho by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the net debt of Concho as of June 30, 2020, as reflected in Concho's consolidated balance sheet as of that date, adjusted to reflect Concho's public offering of its 2.400% Senior Notes in August 2020 and redemption of its 4.375% Senior Notes in September 2020, to derive a range of illustrative equity values for Concho. Goldman Sachs then divided the range of illustrative equity values it derived for Concho on a standalone basis by the fully diluted shares of Concho common stock outstanding as of October 16, 2020, calculated based on equity information provided by Concho management and approved for

Goldman Sachs' use by ConocoPhillips management, to derive a range of illustrative present values per share of Concho common stock on a standalone basis of $60.88 to $104.98.

Premia Paid Analysis

        Goldman Sachs analyzed the premia paid in certain acquisition transactions listed below announced since 2009 with a transaction value of greater than $1 billion involving publicly traded target companies in the oil and gas exploration and production industry. With respect to each of these transactions, Goldman Sachs calculated the implied premium of the price paid in the transactions relative to the last undisturbed closing share price of the target company. The following table presents the results of this analysis:

Announcement Date	Target	Acquirer	Premium to 1-Day Prior to Announcement
All-Stock Consideration Transactions:
5/11/15	Rosetta Resources Inc.	Noble Energy, Inc.	37.7%
11/1/18	Newfield Exploration Company	Encana Corporation	35.4%
3/28/18	RSP Permian, Inc.	Concho Resources Inc.	29.1%
12/14/09	XTO Energy Inc.	Exxon Mobil Corporation	24.6%
2/21/13	Berry Petroleum Company	LINN Energy, LLC	19.8%
8/14/18	Energen Corporation	Diamondback Energy, Inc.	19.0%
5/16/16	Memorial Resource Development Corp.	Range Resources Corporation	17.1%
10/14/19	Jagged Peak Energy Inc.	Parsley Energy, Inc.	11.2%
7/20/20	Noble Energy, Inc.	Chevron Corporation	7.6%
7/15/19	Carrizo Oil & Gas, Inc.	Callon Petroleum Company	6.7%
9/28/20	WPX Energy	Devon Energy	2.6%
8/26/19	SRC Energy Inc.	PDC Energy, Inc.	0.5%
		Average 1-Day Implied Premium	18%

        Although none of the selected transactions is directly comparable to the merger, the target companies in the selected transactions were companies with operations that, for the purposes of analysis, may be considered similar to certain of Concho's results and product candidate profile, and as such, for purposes of analysis, the selected transactions may be considered similar to the merger.

        Based on its review of the foregoing data and its professional judgment and experience, Goldman Sachs applied a range of illustrative premia of 0.5%-37.7% to the Concho undisturbed closing price of $44.14. This analysis resulted in a range of implied values per share of Concho common stock of $44.36 to $60.78.

Discounted Cash Flow Analysis—ConocoPhillips Standalone

        Goldman Sachs performed an illustrative discounted cash flow analysis of ConocoPhillips, on a standalone basis, to derive a range of illustrative present values per share of ConocoPhillips common stock on a standalone basis.

        Using discount rates ranging from 5.0% to 7.0%, reflecting estimates of ConocoPhillips' weighted average cost of capital, Goldman Sachs discounted to present value as of June 30, 2020 (i) estimates of the unlevered free cash flows to be generated by ConocoPhillips on a standalone basis, for the period from June 30, 2020 to December 31, 2025, as reflected in the forecasts for ConocoPhillips, and (ii) a range of illustrative terminal values for ConocoPhillips on a standalone basis as of December 31, 2025, calculated by applying perpetuity growth rates ranging from (0.5)% to 0.5% to the estimate of the terminal year unlevered free cash flow of ConocoPhillips, as reflected in the forecasts for ConocoPhillips (which analysis implied multiples of the implied terminal values derived for ConocoPhillips to EBITDA for ConocoPhillips, as reflected in the forecasts for ConocoPhillips on a standalone basis, for 2025, ranging from 4.3x to 7.3x). Goldman Sachs derived the discount rates referenced above by application of CAPM. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts for ConocoPhillips on a standalone basis and market expectations regarding long-term real growth of gross domestic product and inflation.

        Goldman Sachs derived a range of illustrative enterprise values for ConocoPhillips on a standalone basis by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the net debt of ConocoPhillips on a standalone basis as of June 30, 2020, as provided by ConocoPhillips management, to derive a range of illustrative equity values for ConocoPhillips on a standalone basis. Goldman Sachs then divided the range of illustrative equity values it derived for ConocoPhillips on a standalone basis by the fully diluted shares of ConocoPhillips common stock outstanding as of October 16, 2020, calculated based on equity information provided by ConocoPhillips management, to derive a range of illustrative present values per share of ConocoPhillips common stock on a standalone basis of $47.58 to $81.97.

Discounted Cash Flow Analysis—ConocoPhillips Pro Forma

        Goldman Sachs performed an illustrative discounted cash flow analysis of ConocoPhillips, on a pro forma basis, giving effect to the merger to derive a range of illustrative present values per share of ConocoPhillips common stock on a pro forma basis.

        Using discount rates ranging from 5.0% to 7.0%, reflecting estimates of ConocoPhillips' weighted average cost of capital, Goldman Sachs discounted to present value as of October 16, 2020 (i) estimates of the unlevered free cash flows to be generated by ConocoPhillips on a pro forma basis taking into account the ConocoPhillips synergies for the period from June 30, 2020 to December 31, 2025, as reflected in the forecasts for ConocoPhillips on a pro forma basis, and (ii) a range of illustrative terminal values for ConocoPhillips on a pro forma basis as of December 31, 2025, calculated by applying perpetuity growth rates ranging from (0.5)% to 0.5% to the estimate of the terminal year unlevered free cash flow of ConocoPhillips, as reflected in the forecasts for ConocoPhillips taking into account the ConocoPhillips synergies (which analysis implied multiples of the implied terminal values derived for ConocoPhillips to estimated EBITDA for ConocoPhillips, as reflected in the forecasts on a pro forma basis for ConocoPhillips, for 2025, ranging from 4.5x to 7.5x). Goldman Sachs derived the discount rates referenced above by application of CAPM. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the forecasts on a pro forma basis (including the ConocoPhillips synergies) and market expectations regarding long-term real growth of gross domestic product and inflation.

        Goldman Sachs derived a range of illustrative enterprise values for ConocoPhillips on a pro forma basis by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived the net debt of ConocoPhillips on a pro forma basis as of June 30, 2020, as provided by ConocoPhillips management, to derive a range of illustrative equity values for ConocoPhillips on a pro forma basis. Goldman Sachs then divided the range of illustrative equity values it derived for ConocoPhillips on a pro forma basis by the fully diluted shares of ConocoPhillips common stock outstanding as of October 16, 2020, calculated based on equity information provided by ConocoPhillips management, to derive a range of illustrative present values per share of ConocoPhillips common stock on a pro forma basis of $49.96 to $86.52.

General

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Concho, ConocoPhillips, or the merger.

        Goldman Sachs prepared these analyses for purposes of providing its opinion to the ConocoPhillips board as to the fairness from a financial point of view to ConocoPhillips, as of the date of its written opinion, of the exchange ratio pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon projections of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of ConocoPhillips, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through arm's-length negotiations between ConocoPhillips and Concho and was approved by the ConocoPhillips board. Goldman Sachs provided advice to ConocoPhillips during these negotiations. Goldman Sachs did not, however, recommend any specific consideration to ConocoPhillips or the ConocoPhillips board or that any specific consideration constituted the only appropriate consideration for the merger.

        As described above, Goldman Sachs' opinion was one of many factors taken into consideration by the ConocoPhillips board in making its determination to approve the merger. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the delivery of its fairness opinion to the ConocoPhillips board and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B to this joint proxy statement/prospectus.

        Goldman Sachs and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of ConocoPhillips, Concho and any of their respective affiliates and third parties or any currency or commodity that may be involved in the merger. Goldman Sachs acted as financial advisor to ConocoPhillips in connection with, and has participated in certain of the negotiations leading to, the merger. Goldman Sachs expects to receive fees for its services in connection with the merger, the principal portion of which is contingent upon consummation of the merger, and ConocoPhillips has agreed to reimburse certain of its expenses arising, and indemnify Goldman Sachs against certain liabilities that may arise, out of its engagement. Goldman Sachs has provided certain financial advisory and/or underwriting services to ConocoPhillips and/or its affiliates from time to time for which its Investment Banking Division has received, and may receive, compensation, including having acted as dealer with respect to ConocoPhillips' commercial paper program since December 2010. During the two year period ended October 18, 2020, Goldman Sachs has recognized compensation for financial advisory and/or underwriting services provided by its Investment Banking Division to ConocoPhillips and/or its affiliates of approximately $1,000. During the two year period ended October 18, 2020, the Investment Banking Division of Goldman Sachs has not been engaged by Concho or its affiliates to provide financial advisory or underwriting services for which Goldman Sachs has recognized compensation. Goldman Sachs may also in the future provide financial advisory and/or underwriting services to ConocoPhillips, Concho and their respective affiliates for which its Investment Banking Division may receive compensation.

        The ConocoPhillips board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the merger. Pursuant to an engagement letter dated October 14, 2020, ConocoPhillips engaged Goldman Sachs to act as its financial advisor in connection with the merger. The engagement letter between ConocoPhillips and Goldman Sachs provides for a transaction fee of $30 million, $1.5 million of which was payable upon delivery of Goldman Sachs' fairness opinion, and the remainder of which is payable contingent upon completion of the merger. In addition, ConocoPhillips agreed to reimburse Goldman Sachs for certain of its expenses and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

Recommendation of the Concho Board of Directors and Reasons for the Merger

        By unanimous vote, the Concho board, at a meeting held on October 18, 2020, (a) determined that the merger agreement and the transactions contemplated thereby, including the merger, are fair to, and in the best interests of, Concho and the Concho stockholders, (b) approved and declared advisable the merger agreement and the transactions contemplated thereby, including the merger, and (c) resolved to recommend that the Concho stockholders approve and adopt the merger agreement and the transactions contemplated thereby, including the merger. The Concho board unanimously recommends that Concho stockholders vote "FOR" the merger proposal and "FOR" the non-binding compensation advisory proposal.

        In the course of reaching its determination and recommendation, the Concho board met several times to consider a potential transaction with ConocoPhillips, including in executive session, and consulted with Concho's senior management, outside legal counsel and financial advisors. In recommending that Concho stockholders vote their shares of Concho common stock in favor of adoption of the merger agreement, the Concho board also considered a number of factors, including the following factors (not necessarily in order of relative importance) which the Concho board viewed as being generally positive or favorable in coming to its determination and recommendation:

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  Value and nature of the consideration to be received in the merger by Concho's stockholders.

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  Use of equity in the merger.    The all-stock consideration enables Concho's stockholders to have a significant ownership position in the combined company (expected to be 21% of the combined company) and participate in the value and opportunities of the combined company after the merger, including dividends, stock buybacks, potential future increases in commodity prices and expected future growth.

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  Capital return.    ConocoPhillips has historically paid a quarterly dividend ($0.43 per share for the most recently completed quarter) and has publicly stated its intent to increase its quarterly dividend, reflecting a commitment to returning capital to stockholders and protecting its dividend. Based on ConocoPhillips' current dividend and the exchange ratio, Concho stockholders are expected to receive an increase of $1.71 per share in dividends annually from Concho's current $0.80 per share annual dividend (or 3.9% of the closing price of Concho common stock on the last trading day prior to public reports with respect to the merger, which we refer to as "Concho's Unaffected Stock Price"). The Concho board's belief that the combined company will have significant financial flexibility to continue ConocoPhillips' dividend payments and its capital return philosophy.

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  Premium.    The exchange ratio of 1.46 shares of ConocoPhillips common stock for each share of Concho common stock applied to Concho's Unaffected Stock Price represents a 15% premium to Concho's Unaffected Stock Price.

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    ConocoPhillips stock.    The Concho board's belief that the shares of ConocoPhillips common stock that will be delivered to Concho stockholders as merger consideration are a highly attractive currency that will benefit in the near and long term from the combination's significant synergies described in more detail below.

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  Benefits of a combined company.

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  Scale.    The Concho board's expectation that the global scale of the combined company following the merger will reduce cash flow volatility and better support strategic investment. The Concho board's expectation that the combined company will have enhanced scale, resiliency, diversification and resources to generate solid free cash flow and drive long-term value creation, including a resource base of approximately 23 billion barrels of oil equivalent. Further, Concho operates in an industry that (i) faces significant potential financial and operating risks associated with environmental and other regulatory considerations and (ii) faces growing pressure to diversify away from fossil fuels, which threaten Concho's long-term valuation and access to capital as a standalone entity. The combined company's larger, diversified asset portfolio will de-risk Concho's current portfolio and lessen any potential future impact from legal or regulatory changes or initiatives in the United States. The Concho board's expectation that the increased scale will also provide the combined company with (a) improved ability to withstand commodity supply and demand and price volatility, which have been heightened due to COVID-19's severe impact on global commodity demand, and (b) greater resources to address Environmental, Social and Governance matters (which we refer to as "ESG").

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  Low capital intensity.    The Concho board's expectation that the combined company's low-capital-intensity resource base, which will be underpinned by a low decline rate, will contribute to strong free cash flow. The Concho board's expectation that Concho stockholders will benefit from ConocoPhillips' portfolio of low decline assets, which will provide sustainability in future free cash flow growth and capital returns to stockholders.

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  Multi-basin vs. pure play business model.    The Concho board's expectation that the multi-basin business model for exploration and production companies and the unique size and the operational footprint of the combined company reduces risks and provides distinct advantages over the pure play, or single-basin, model. The Concho board's expectation that the combined company will benefit from the optionality provided from several large-scale positions in quality resource plays and that capital investments will be able to be redeployed between active drilling areas to react in a timely manner to changes in commodity prices, regulatory conditions, returns, regional takeaway constraints and other factors.

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  Continuing influence.    The Concho board's expectation that Concho stockholders will have continuing influence on the execution of the strategy and business plan of the combined company through the appointment of Mr. Leach and potentially other members of Concho senior management to senior management roles within ConocoPhillips. Further, Mr. Leach is expected to serve as a director on the ConocoPhillips board. The Concho board expects these roles will give Mr. Leach and, if applicable, other members of Concho senior management the platform to incorporate Concho's operational strengths into the combined company's significantly larger Lower 48 portfolio and further create value for Concho stockholders through significant ownership in the combined company.

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  Synergies.    The Concho board's expectation that the merger will result in Concho stockholders being able to participate in an estimated $500 million in annual cost savings by 2022; $400 million of which will originate from ConocoPhillips, including $250 million through a refocused exploration program (i.e., reduction in exploration capital budget, direct general and administrative (G&A) expense and direct geological and geophysical (G&G)

      costs) plus additional cost savings through general administrative and regional costs. Another $100 million in annual cost savings are expected to originate from Concho, and the combined company may also be able to achieve further reverse synergies if Concho's lower well costs in the Permian Basin are successfully applied to the combined company's other wells in the Permian Basin.

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    Strong pro forma balance sheet.    The Concho board's expectation that the merger will be credit-enhancing and ConocoPhillips after the merger will have a strong investment-grade credit rating (currently A and A3). The Concho board's expectation that the combined company will be less susceptible to pricing risk due to its mix of resources (unconventional and conventional, oil, gas and LNG) and geographical diversification (operations and activities in 17 countries).

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    Improved cost of capital.    The Concho board's expectation that the size of the combined company will lead to a materially lower cost of capital. The Concho board's expectation that the combined company will have low cost of supply, which will lead to improved credit ratings, lower cost of capital and improved access to capital markets. The Concho board's expectation that the combined company will have a greater ability to fund major projects and sustain and maximize returns to stockholders over time than Concho currently has on a standalone basis.

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    Shared values; ESG.    Concho and ConocoPhillips share core values of integrity, collaboration, accountability and caring of people and the environment, and the combined workforce is expected to continue to increase efficiency and deliver stockholder value. The companies share a commitment to ESG excellence; ConocoPhillips was expected to announce that it would be the first U.S.-based oil and gas company to adopt a Paris-aligned climate risk strategy to meet an operational (scope 1 and scope 2) net-zero emissions ambition by 2050.

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    Other benefits.    The Concho board also considered various other expected benefits of the combined company to Concho stockholders, including the caliber of ConocoPhillips' executive management team and the quality and experience of the ConocoPhillips board members and the opportunity to (i) share each company's technical expertise with immediate knowledge transfer in the combined company, (ii) combine exceptional technical teams with similar execution-focused cultures and (iii) capture efficiencies from large scale, multi-well projects and well design optimization.

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  Superior alternative to other transactions potentially available to Concho.  Following consultation with Concho's management and financial advisors, the Concho board believed it was unlikely an alternative strategic counterparty would be willing to engage in a transaction that would provide Concho stockholders with greater value, including the opportunity to benefit from cost savings and synergies and from future value creation, than is being provided in connection with the merger.

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  Superior alternative to continuation of standalone Concho.  The Concho board considered Concho's business, prospects and other strategic opportunities and the risks of remaining as a standalone public company, including the risks associated with increasing social, political and environmental pressure, Concho's relative lack of scale compared to the combined company and being a pure play or single-basin company discussed above. Based on these considerations, the Concho board believed the value offered to Concho's stockholders pursuant to the merger would be more favorable to Concho's stockholders than the potential value that might reasonably be expected to result from remaining an independent public company.

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  Receipt of fairness opinions and presentations from Credit Suisse and J.P. Morgan.  The Concho board considered the financial analyses reviewed and discussed with representatives of Credit Suisse and J.P. Morgan, as well as the oral opinions of Credit Suisse and J.P. Morgan rendered to the Concho board on October 18, 2020, which opinions were each subsequently confirmed by delivery of written opinions dated October 18, 2020, as to, as of October 18, 2020, the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement.

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  Opportunity to receive alternative acquisition proposals.  The Concho board considered the terms of the merger agreement related to the Concho board's ability to respond to unsolicited acquisition proposals and determined that third parties would be unlikely to be deterred from making a competing proposal by the provisions of the merger agreement, including because the Concho board may, under certain circumstances, furnish information or enter into discussions in connection with a competing proposal. In this regard, the Concho board considered that:

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  subject to its compliance with the merger agreement, the Concho board can change its recommendation to Concho stockholders with respect to the adoption of the merger agreement prior to the adoption of the merger agreement by the vote of Concho stockholders if the Concho board determines in good faith (after consultation with its financial advisors and outside legal advisors) that, with respect to a superior proposal or an intervening event, the failure to take such action would be inconsistent with the Concho board's fiduciary duties; and

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  while the merger agreement contains (a) a termination fee of $300 million, representing approximately 3.1% of the transaction value at signing, that Concho would be required to pay to ConocoPhillips in certain circumstances, including if ConocoPhillips terminates the merger agreement in connection with a change in the Concho board's recommendation to stockholders with respect to adoption of the merger agreement or if Concho, its subsidiaries or certain representatives of Concho violate the non-solicitation obligations under the merger agreement and (b) the Force the Vote Provision, the Concho board believed that this fee and the Force the Vote Provision are reasonable in light of the circumstances and the overall terms of the merger agreement, consistent with fees and provisions in comparable transactions and not preclusive of other offers.

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  Tax considerations.  The merger is intended to qualify for federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code.

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  Likelihood of completion and terms of the merger agreement.  The Concho board considered the likelihood of completion of the merger to be significant, in light of, among other things, the belief that, in consultation with Concho's legal advisors, the terms of the merger agreement, taken as a whole, including the parties' representations, warranties, covenants (including the restrictions on ConocoPhillips' ability to solicit competing proposals, make other acquisitions and issue additional shares of ConocoPhillips common stock) and conditions to closing, and the circumstances under which the merger agreement may be terminated, are reasonable.

        The Concho board also considered a number of uncertainties, risks and factors it deemed generally negative or unfavorable in making its determination, approval and related recommendation, including the following (not necessarily in order of relative importance):

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  Transacting during a downturn in the energy industry.  The Concho board considered that the merger with ConocoPhillips will occur at a time when commodity prices and the stock prices of energy companies, including Concho, are depressed compared to recent historic prices.

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  Scale; multi-basin vs. pure play.  The Concho board considered the potential that the risks outlined above with respect to lack of scale and the pure play or single-basin model do not come true and the combined company's scale hinders its ability to react swiftly to changing market dynamics and the combined company's diverse portfolio dilutes the value of Concho's single-basin portfolio (including diluting returns to Concho stockholders in the event of a commodity price recovery).

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  Continuing influence.  The Concho board considered the potential that Mr. Leach and potentially other members of Concho senior management will not have sufficient influence at the combined company to create value or that the methods they used to achieve success at Concho will not be scalable and cannot successfully be applied to create value for the combined company's larger portfolio.

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  Possible failure to achieve synergies.  The Concho board considered the potential challenges and difficulties in integrating the operations of Concho and ConocoPhillips and the risk that anticipated cost savings and operational efficiencies between the two companies, or other anticipated benefits of the merger, might not be realized or might take longer to realize than expected.

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  Fixed exchange ratio.  The Concho board considered that, because the merger consideration is based on a fixed exchange ratio rather than a fixed value, Concho stockholders bear the risk of a decrease in the trading price of ConocoPhillips common stock during the pendency of the merger and the fact that the merger agreement does not provide Concho with a collar or a value-based termination right.

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  Risks associated with the pendency of the merger.  The Concho board considered the risks and contingencies relating to the announcement and pendency of the merger (including the likelihood of litigation or other opposition brought by or on behalf of Concho stockholders or ConocoPhillips stockholders challenging the merger and the other transactions contemplated by the merger agreement) and the risks and costs to Concho if the completion of the merger is not accomplished in a timely manner or if the merger does not close at all, including potential employee attrition, the impact on Concho's relationships with third parties and the effect termination of the merger agreement may have on the trading price of Concho common stock and Concho's operating results.

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  Interim operating covenants.  The Concho board considered the restrictions on the conduct of Concho's and its subsidiaries' businesses during the period between the execution of the merger agreement and the completion of the merger as set forth in the merger agreement.

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  Concho change of recommendation; Concho stockholder vote.  The Concho board considered the right of the ConocoPhillips board to change its recommendation to ConocoPhillips stockholders in certain circumstances, subject to certain conditions. The Concho board also considered that, even if the merger agreement is approved by Concho stockholders, ConocoPhillips' stockholders may not approve the ConocoPhillips issuance proposal, which is a condition of the merger.

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  Competing proposals; termination fees; force the vote; expense reimbursement.  The Concho board considered the possibility that a third party may be willing to enter into a strategic combination with Concho on terms more favorable than the merger. In connection therewith, the Concho board considered the terms of the merger agreement relating to no shop covenants and termination fees (including the Force the Vote Provision), and the potential that such provisions might deter alternative bidders that might have been willing to submit a superior proposal to Concho. The Concho board also considered that, under specified circumstances, Concho may be required to pay a termination fee or expenses in the event the merger agreement is terminated and the effect this could have on Concho, including:

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  the possibility that the termination fee and the Force the Vote Provision could discourage other potential parties from making a competing offer; although the Concho board believed that the termination fee amount and the Force the Vote Provision are reasonable and will not unduly deter any other party that might be interested in making a competing proposal;

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    if the merger is not consummated, Concho will pay its own expenses incident to preparing for and entering into and carrying out its obligations under the merger agreement and the transactions contemplated thereby; and

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    the requirement that if the merger agreement is terminated as a result of the failure to obtain approval of Concho stockholders, Concho will be obligated to reimburse ConocoPhillips $95 million for its expenses in connection with the merger agreement.

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  Interests of Concho directors and executive officers.  The Concho board considered that Concho's directors and executive officers may have interests in the merger that may be different from, or in addition to, those of Concho stockholders. For more information about such interests, see below under the heading "—Interests of Concho Directors and Executive Officers in the Merger.".

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  Merger costs.  The Concho board considered the costs associated with the completion of the merger, including management's time and energy and potential opportunity cost.

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  Regulatory approval.  The Concho board considered that the merger and the related transactions require regulatory approval to complete such transactions and the risk that the applicable governmental entities may seek to impose unfavorable terms or conditions, or otherwise fail to grant, such approval.

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  Other risks. The Concho board considered risks of the type and nature described under the sections entitled "Risk Factors" and "Cautionary Statements Regarding Forward-Looking Statements."

        The Concho board believed that, overall, the potential benefits of the merger to Concho stockholders outweighed the risks and uncertainties of the merger.

        The foregoing discussion of factors considered by the Concho board in reaching its conclusions and recommendation includes the principal factors considered by the Concho board, but is not intended to be exhaustive and may not include all of the factors considered by the Concho board, but includes the material factors considered by the Concho board. In light of the variety of factors considered in connection with its evaluation of the merger, the Concho board did not find it practicable to, and did not, quantify or otherwise assign relative or specific weights to the specific factors considered in reaching its determinations and recommendations. Rather, the Concho board viewed its decisions as being based on the totality of the factors and information it considered. Moreover, each member of the Concho board applied his or her own personal business judgment to the process and may have given different weight to different factors. The Concho board based its recommendation on the totality of the information presented.

Opinion of Credit Suisse, Concho's Financial Advisor

        On October 18, 2020, Credit Suisse rendered its oral opinion to the Concho board (which was subsequently confirmed in writing by delivery of Credit Suisse's written opinion addressed to the Concho board dated the same date) as to, as of October 18, 2020, the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement.

        Credit Suisse's opinion was directed to the Concho board (in its capacity as such), and only addressed the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger. The summary of Credit Suisse's opinion in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of its written opinion, which is included as Annex C to this joint proxy statement/prospectus and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Credit Suisse in preparing its opinion. However, neither Credit Suisse's written opinion nor the summary of its opinion and the related analyses set forth in this joint proxy statement/prospectus are intended to be, and they do not constitute, advice or a recommendation to any securityholder as to how such holder should vote or act on any matter relating to the merger.

        In arriving at its opinion, Credit Suisse:

  •
  reviewed the merger agreement and certain publicly available business and financial information relating to Concho and ConocoPhillips;

  •
  reviewed certain other information relating to Concho and ConocoPhillips, including:

  •
  financial forecasts relating to Concho reviewed and discussed with Credit Suisse by the management of Concho, reflecting alternative commodity price and production growth assumptions provided by Concho, for the fiscal years ending December 31, 2021 through December 31, 2030 (which we refer to as the "Concho projections"); and

  •
  financial forecasts relating to ConocoPhillips reviewed and discussed with Credit Suisse by the management of Concho, reflecting alternative commodity price and production growth assumptions provided by Concho, for the fiscal years ending December 31, 2021 through December 31, 2030 (which we refer to as the "Concho projections for ConocoPhillips");

  •
  reviewed financial forecasts relating to ConocoPhillips for the fiscal years ending December 31, 2021 through December 31, 2025 (which we refer to as the "ConocoPhillips projections") provided to Credit Suisse by ConocoPhillips;

  •
  reviewed estimates provided to Credit Suisse by the managements of Concho and ConocoPhillips with respect to the cost savings and synergies (which we refer to as the "Concho synergies estimates") anticipated by such managements to be achieved after giving effect to the merger;

  •
  considered certain financial and stock market data of Concho and ConocoPhillips, and compared that data with similar data for other companies with publicly traded equity securities in businesses Credit Suisse deemed similar to those of Concho and ConocoPhillips, respectively;

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  met with the managements of Concho and ConocoPhillips and certain of their respective representatives and discussed the businesses and prospects of Concho and ConocoPhillips;

  •
  considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions that had been effected or announced; and

  •
  considered such other information, financial studies, analyses and investigations and financial, economic and market criteria that Credit Suisse deemed relevant.

        In connection with its review, Credit Suisse did not independently verify any of the foregoing information, and with Concho's consent, Credit Suisse assumed and relied upon such information being complete and accurate in all respects material to its analyses and opinion. With respect to the Concho projections and the Concho projections for ConocoPhillips (in each case, including the alternative commodity pricing and production growth assumptions), Credit Suisse had been advised by the management of Concho, and Credit Suisse assumed, with Concho's consent, that such forecasts and estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of Concho as to the future financial performance of Concho and ConocoPhillips, respectively. With respect to the Concho synergies estimates, Credit Suisse had been advised by the managements of Concho and ConocoPhillips, and Credit Suisse assumed, with Concho's consent, that such estimates were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such managements as to the cost savings and synergies anticipated by such managements to be achieved after giving effect to the merger. With respect to the ConocoPhillips projections, Credit Suisse assumed, with Concho's consent, that such forecasts and estimates represented reasonable estimates and judgments of the management of ConocoPhillips as to the future financial performance of ConocoPhillips. At the direction of the Concho board, Credit Suisse assumed that the Concho projections, the Concho projections for ConocoPhillips and the Concho synergies estimates were a reasonable basis upon which to evaluate Concho, ConocoPhillips and the merger, and at the direction of the Concho board, Credit Suisse relied upon the Concho projections, the Concho projections for ConocoPhillips, and the Concho synergies estimates for purposes of its analyses and opinion. Credit Suisse expressed no view or opinion with respect to the Concho projections, the Concho projections for ConocoPhillips, the ConocoPhillips projections or the Concho synergies estimates, or the assumptions and methodologies upon which any of the foregoing were based.

        In addition, Credit Suisse relied upon, without independent verification (i) the assessments of the management of Concho with respect to ConocoPhillips' ability to integrate the businesses of Concho and ConocoPhillips and (ii) the assessments of the management of Concho as to ConocoPhillips' existing technology and future capabilities with respect to the extraction of ConocoPhillips' and Concho's oil and gas reserves and other oil and gas resources (and associated timing and costs) and the production of various oil and gas products, including liquefied natural gas (and associated timing and costs) and, with the consent of the Concho board, assumed that there had been no developments that would adversely affect such management's views with respect to such technologies, capabilities, timing and costs. Credit Suisse also assumed, with the consent of the Concho board, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the merger, no delay, limitation, restriction or condition would be imposed that would have an adverse effect on Concho, ConocoPhillips or the contemplated benefits of the merger, and that the merger would be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the merger agreement, without waiver, modification or amendment of any term, condition or agreement thereof that would be material to Credit Suisse's analyses or opinion. In addition, Credit Suisse was not requested to, and did not, make an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Concho or ConocoPhillips, and Credit Suisse was not furnished with any such evaluations or appraisals (other than publicly available oil and gas reserve information with respect to Concho and ConocoPhillips).

        Credit Suisse's opinion addressed only the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement and did not address any other aspect or implication (financial or otherwise) of the merger or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the merger and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the merger or class of such persons, relative to the exchange ratio or otherwise. Furthermore, Credit Suisse did not express any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice, including, without limitation, any advice regarding the amounts of any company's oil and gas reserves, the riskings attributable to such reserves or any other aspects of any company's oil and gas reserves. Credit Suisse assumed that Concho had or would obtain such advice or opinions from the appropriate professional sources. The issuance of Credit Suisse's opinion was approved by its authorized internal committee.

        Credit Suisse's opinion was necessarily based upon information made available to Credit Suisse as of the date of its opinion and upon financial, economic, market and other conditions as they existed and could be evaluated on the date of its opinion. Credit Suisse did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion. In addition, as the Concho board was aware, the financial projections and estimates that Credit Suisse reviewed relating to the future financial performance of Concho, ConocoPhillips and the Concho synergies estimates reflected certain assumptions regarding the oil and gas industry and future commodity prices associated with that industry and the political policies and risk relevant to the conduct of Concho's and ConocoPhillips' respective businesses that were subject to significant uncertainty and volatility and that, if different than assumed, could have a material impact on Credit Suisse's analyses and opinion. Also, as the Concho board was aware, the financial markets had been experiencing unusual volatility and Credit Suisse expressed no opinion or view as to any potential effects of such volatility on Concho, ConocoPhillips or the merger. Credit Suisse assumed that the shares of ConocoPhillips common stock to be issued in the merger would be approved for listing on the New York Stock Exchange prior to the consummation of the merger. Credit Suisse's opinion did not address the relative merits of the merger as compared to alternative transactions or strategies that might have been available to Concho, nor did it address the underlying business decision of the Concho board or Concho to proceed with or effect the merger. Credit Suisse was not requested to, and did not, solicit third party indications of interest in acquiring all or any part of Concho.

        In preparing its opinion to the Concho board, Credit Suisse performed a variety of analyses, including those described below. The summary of Credit Suisse's financial analyses is not a complete description of the analyses underlying Credit Suisse's opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytic methods employed and the adaptation and application of those methods to the unique facts and circumstances presented. As a consequence, neither Credit Suisse's opinion nor the analyses underlying its opinion are readily susceptible to partial analysis or summary description. Credit Suisse arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, analytic method or factor. Accordingly, Credit Suisse believes that its analyses must be considered as a whole and that selecting portions of its analyses, analytic methods and factors, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying its analyses and opinion.

        In performing its analyses, Credit Suisse considered business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, business or transaction used in Credit Suisse's analyses for comparative purposes is identical to Concho, ConocoPhillips or the merger. While the results of each analysis were taken into account in reaching its overall conclusion with respect to fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement, Credit Suisse did not make separate or quantifiable judgments regarding individual analyses. The reference ranges indicated by Credit Suisse's financial analyses are illustrative and not necessarily indicative of actual or relative values nor predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond Concho's control and the control of Credit Suisse. Much of the information used in, and accordingly the results of, Credit Suisse's analyses are inherently subject to substantial uncertainty.

        Credit Suisse's opinion and analyses were provided to the Concho board (in its capacity as such) in connection with its consideration of the merger and were among many factors considered by the Concho board in evaluating the merger. Neither Credit Suisse's opinion nor its analyses were determinative of the exchange ratio or of the views of the Concho board with respect to the merger.

Under the terms of its engagement by Concho, neither Credit Suisse's opinion nor any other advice or services rendered by it in connection with the merger or otherwise, should be construed as creating, and Credit Suisse should not be deemed to have, any fiduciary duty to the Concho board, Concho, ConocoPhillips, any securityholder or creditor of Concho or ConocoPhillips or any other person, regardless of any prior or ongoing advice or relationships.

Financial Analyses

        The following is a summary of certain financial analyses reviewed by Credit Suisse with the Concho board in connection with the rendering of its opinion to the Concho board on October 18, 2020. The summary does not contain all of the financial data stockholders of Concho may want or need for purposes of making an independent determination of fair value. Stockholders of Concho are encouraged to consult their own financial and other advisors before making any investment decision in connection with the merger. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations in connection with, each analysis, could create a misleading or incomplete view of Credit Suisse's analyses.

        For purposes of its analyses, Credit Suisse reviewed a number of financial metrics including:

  •
  Enterprise Value—generally the value as of a specified date of the relevant company's outstanding equity securities (taking into account its options and other outstanding convertible securities) plus the value as of such date of its net debt (the value of its outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash on its balance sheet).

  •
  EBITDAX—generally the amount of the relevant company's earnings before interest, taxes, depreciation, amortization and exploration expenses for a specified time period.

        In addition, at the direction of Concho's management, and except as otherwise noted, for purposes of Credit Suisse's analyses and opinion, Credit Suisse relied upon the Concho projections and the Concho projections for ConocoPhillips reflecting the views of Concho's management with respect to the future financial performance of Concho and ConocoPhillips, respectively, under four scenarios giving effect to either $40 or $60 pricing per barrel of oil and either a higher or lower assumed production growth rate. The cases reflecting these scenarios are described below. Credit Suisse noted that the cumulative EBITDAX over the five years included in the ConocoPhillips projections and the first five years in each of the cases described above for ConocoPhillips were approximately $56.432 billion (ConocoPhillips projections), $37.895 billion (Case A), $63.353 billion (Case B), $35.177 billion (Case C), and $58.994 billion (Case D), respectively.

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  Case A—NYMEX oil pricing of $40 per barrel and the higher production growth during the period from January 2021 through December 2030.

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  Case B—NYMEX oil pricing of $60 per barrel and the higher production growth during the period from January 2021 through December 2030.

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  Case C—NYMEX oil pricing of $40 per barrel and the lower production growth during the period from January 2021 through December 2030.

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  Case D—NYMEX oil pricing of $60 per barrel and the lower production growth during the period from January 2021 through December 2030.

Selected Companies Analyses

        Credit Suisse considered certain financial data for Concho, ConocoPhillips and selected companies with publicly traded equity securities Credit Suisse deemed relevant. The selected companies were selected because they were deemed to be similar to Concho and ConocoPhillips in one or more respects. For purposes of these analyses, (1) Credit Suisse was directed by Concho to use the Concho projections (Case A) and the Concho projections for ConocoPhillips (Case A), (2) except as otherwise noted, share prices for the selected companies were closing prices as of October 16, 2020 and (3) estimates of future financial performance for the selected companies for the years ending December 31, 2021 and 2022 used to select the implied multiple ranges were based on publicly available research analyst estimates for those companies.

        The financial data reviewed included:

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  Enterprise Value as a multiple of estimated EBITDAX for the year ended December 31, 2021, or "2021E EBITDAX";

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  Enterprise Value as a multiple of estimated EBITDAX for the year ended December 31, 2022, or "2022E EBITDAX";

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  Per share stock price as a multiple of estimated per share cash flow from operations for the year ended December 31, 2021, or "2021E CFPS"; and

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  Per share stock price as a multiple of estimated per share cash flow from operations for the year ended December 31, 2022, or "2022E CFPS."

        Concho.    The selected companies with respect to Concho and corresponding financial data based on publicly available research analyst estimates were:

	Enterprise Value		Stock Price
Company Name	2021E EBITDAX	2022E EBITDAX	2021E CFPS	2022E CFPS
Pioneer Natural Resources Co.(1)	6.0x	4.9x	5.4x	4.4x
Diamondback Energy, Inc.(1)	5.1x	4.4x	2.3x	2.1x
Parsley Energy, Inc.(1)(2)	5.4x	4.4x	3.3x	2.7x
EOG Resources, Inc.(3)	4.7x	3.8x	4.1x	3.5x
Continental Resources, Inc.(3)	5.3x	4.8x	2.6x	2.4x
OVINTIV Inc.(3)	4.1x	4.0x	1.2x	1.1x

(1)
Pure-play Permian companies.

(2)
The multiples for Parsley Energy were derived by reference to the closing share price on October 13, 2020, the last day before market rumors were reported regarding a possible transaction between Concho and ConocoPhillips.

(3)
Selected independent oil & gas companies.

        Taking into account the results of the selected companies analysis, Credit Suisse applied multiple ranges of 5.0x to 6.0x to Concho's 2021E EBITDAX based on the Concho projections (Case A), 4.0x to 5.0x to Concho's 2022E EBITDAX based on the Concho projections (Case A), 3.5x to 4.5x to Concho's estimated cash flow from operations for the year ended December 31, 2021 based on the Concho projections (Case A), and 3.0x to 4.0x to Concho's estimated cash flow from operations for the year ended December 31, 2022 based on the Concho projections (Case A). The selected companies analysis indicated an implied reference range of $32.87 to $53.19 per share of Concho common stock.

        ConocoPhillips.    The selected companies with respect to ConocoPhillips and corresponding financial data based on publicly available research analyst estimates were:

	Enterprise Value		Stock Price
Company Name	2021E EBITDAX	2022E EBITDAX	2021E CFPS	2022E CFPS
Exxon Mobil Corporation(1)	7.1x	5.6x	5.9x	4.6x
Chevron Corporation(1)	6.3x	5.1x	6.5x	5.1x
Occidental Petroleum Corporation(2)	7.1x	6.2x	1.6x	1.5x
EOG Resources, Inc.(2)	4.7x	3.8x	4.1x	3.5x
Hess Corporation(2)	9.8x	7.1x	7.3x	5.1x
Apache Corporation(2)	5.7x	5.4x	1.9x	1.9x
Continental Resources, Inc.(2)	5.3x	4.8x	2.6x	2.4x
Marathon Oil Corporation(2)	4.4x	3.7x	2.0x	1.6x

(1)
Selected major oil and gas companies.

(2)
Selected diversified oil and gas companies

        Taking into account the results of the selected companies analysis, Credit Suisse applied multiple ranges of 5.5x to 7.0x to ConocoPhillips' 2021E EBITDAX based on the Concho projections for ConocoPhillips (Case A), 4.5x to 6.0x to ConocoPhillips' 2022E EBITDAX based on the Concho projections for ConocoPhillips (Case A), 5.0x to 6.0x to ConocoPhillips' estimated cash flow from operations for the year ended December 31, 2021 based on the Concho projections (Case A), and 4.0x to 5.0x to ConocoPhillips' estimated cash flow from operations for the year ended December 31, 2022 based on the Concho projections for ConocoPhillips (Case A). The selected companies analysis indicated an implied reference range of $22.12 to $42.76 per share of ConocoPhillips common stock.

        The selected companies analysis indicated an implied exchange ratio reference range of 0.7686x to 2.4046x, as compared to the exchange ratio of 1.46x in the merger.

Discounted Cash Flow Analysis

        Concho.    Credit Suisse performed a discounted cash flow analysis with respect to Concho by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of Concho based on each of the four cases described above comprising the Concho projections. Credit Suisse applied terminal multiples of 5.0x-6.0x to Concho's estimated EBITDAX for the year ended December 31, 2030 based on each case of the Concho projections and discount rates ranging from 9.0% to 11.0% to the projected unlevered free cash flows and calculated terminal values. The discounted cash flow analysis for Concho indicated implied reference ranges per share of Concho common stock of $38.37 to $54.74 for Case A, $93.23 to 121.69 for Case B, $28.22 to $38.55 for Case C, and $67.38 to $85.15 for Case D.

        ConocoPhillips.    Credit Suisse performed a discounted cash flow analysis with respect to ConocoPhillips by calculating the estimated net present value of the projected after-tax, unlevered, free cash flows of ConocoPhillips based on each of the four cases described above comprising the Concho projections for ConocoPhillips. Credit Suisse applied terminal multiples of 6.0x-7.0x to ConocoPhillips' estimated EBITDAX for the year ended December 31, 2030 based on each case of the Concho projections for ConocoPhillips and discount rates ranging from 8.0% to 10.0% to the projected unlevered free cash flows and calculated terminal values. The discounted cash flow analysis for ConocoPhillips indicated implied reference ranges per share of ConocoPhillips common stock of $24.48 to $33.07 for Case A, $62.94 to $78.33 for Case B, $20.15 to $26.60 for Case C, and $53.27 to $64.98 for Case D. While the ConocoPhillips projections were based on differing oil price and production growth assumptions than the Concho projections for ConocoPhillips and consequently were not directly comparable to the Concho projections for ConocoPhillips, Credit Suisse also performed a discounted cash flow analysis with respect to ConocoPhillips based on the ConocoPhillips projections using terminal multiples of 6.0x to 7.0x and discount rates ranging from 8.0% to 10.0%, which indicated an implied reference range per share of ConocoPhillips common stock of $52.19 and $65.97.

        The discounted cash flow analysis indicated implied exchange ratio reference ranges of 1.1603x to 2.2362x for Case A, 1.1902x to 1.9334x for Case B, 1.0609x to 1.9130x for Case C, and 1.0369x to 1.5984x for Case D, as compared to the exchange ratio of 1.46x in the merger.

Selected Transactions Analysis

        Credit Suisse also considered the financial terms of certain business combinations and other transactions that Credit Suisse deemed relevant. The selected transactions were selected because the target companies or assets were deemed by Credit Suisse to be similar to Concho in one or more respects. The financial data reviewed included the implied Transaction Value as a multiple of EBITDAX for the latest twelve months, or LTM EBITDAX.

Date Announced	Acquiror	Target	Transaction Value / LTM EBITDAX
09/28/20	Devon Energy Corporation(1)(2)	WPX Energy, Inc.	3.8x
08/12/20	Southwestern Energy Company(1)	Montage Resources Corporation	3.4x
07/20/20	Chevron Corporation(1)	Noble Energy, Inc.	5.1x
10/14/19	Parsley Energy, Inc.(1)(2)	Jagged Peak Energy Inc.	5.4x
08/26/19	PDC Energy, Inc.(1)	SRC Energy Inc.	3.1x
07/15/19	Callon Petroleum Company(1)	Carrizo Oil & Gas, Inc.(3)	3.8x
05/09/19	Occidental Petroleum Corporation(1)(2)	Anadarko Petroleum Corporation	7.5x
11/19/18	Cimarex Energy Co.(1)(2)	Resolute Energy Corporation	8.2x
11/01/18	Encana Corporation(1)	Newfield Exploration Company	5.3x
08/14/18	Diamondback Energy, Inc.(2)	Energen Corporation	10.3x
03/28/18	Concho Resources Inc.(2)	RSP Permian Inc.	16.2x
01/16/17	Noble Energy, Inc.(2)	Clayton Williams Energy, Inc.	NM
05/11/15	Noble Energy, Inc.(2)	Rosetta Resources Inc.	6.0x
09/29/14	Encaca Corporation(2)	Athlon Energy Inc.	25.1x

(1)
Selected recent transactions.

(2)
Selected transactions involving Permian-focused targets.

(3)
Indicated multiple reflects amended merger agreement terms announced on November 14, 2019.

        Taking into account the results of the selected transactions analysis, Credit Suisse applied a multiple range of 4.0x to 5.5x to Concho's LTM EBITDAX (as of June 30, 2020). The selected transactions analysis indicated an implied reference range per share of Concho common stock of $45.57 to $67.17, as compared to the $49.30 in the value of the 1.46 shares of ConocoPhillips common stock to be issued in the merger per share of Concho common stock based on the closing share price for ConocoPhillips common stock on October 16, 2020.

Other Matters

        Concho retained Credit Suisse as its financial advisor in connection with the merger based on Credit Suisse's qualifications, experience and reputation as an internationally recognized investment banking and financial advisory firm. Pursuant to the engagement letter between Concho and Credit

Suisse, Concho has agreed to pay Credit Suisse a fee of $25 million for its services of which $2 million became payable to Credit Suisse upon the rendering of its opinion to the Concho board and the remainder of which is contingent upon the consummation of the merger. In addition, Concho has agreed to reimburse certain of Credit Suisse's expenses and to indemnify Credit Suisse and certain related parties for certain liabilities and other items arising out of or related to its engagement.

        Credit Suisse and its affiliates have in the past provided and currently are providing investment banking and other financial advice and services to Concho and its affiliates for which advice and services Credit Suisse and its affiliates have received and would expect to receive compensation, including, among other things, during the past two years, having acted as a senior co-manager in connection with the public offering of debt securities by Concho in 2020, for which Credit Suisse and its affiliates received approximately $220,000 in fees. Credit Suisse and its affiliates have in the past provided investment banking and other financial advice and services to ConocoPhillips and its affiliates for which advice and services Credit Suisse and its affiliates have received compensation, including, among other things, during the past two years, having acted as a financial intermediary in connection with a repurchase of ConocoPhillips common stock by ConocoPhillips in 2020, for which Credit Suisse and its affiliates received approximately $210,000 in fees. Credit Suisse and its affiliates may in the future provide investment banking and other financial advice and services to Concho, ConocoPhillips and their respective affiliates for which advice and services Credit Suisse and its affiliates would expect to receive compensation. Credit Suisse is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. Credit Suisse and its affiliates are also participants and lenders under outstanding credit facilities of Concho and ConocoPhillips and/or certain of their respective affiliates. In the ordinary course of business, Credit Suisse and its affiliates may acquire, hold or sell, for its and its affiliates' own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Concho, ConocoPhillips and any other company that may be involved in the merger, as well as provide investment banking and other financial advice and services to such companies and their affiliates.

Opinion of J.P. Morgan, Concho's Financial Advisor

        Concho retained J.P. Morgan pursuant to an engagement letter to act as its financial advisor in connection with the merger. At the meeting of the Concho board on October 18, 2020, J.P. Morgan rendered its oral opinion to the Concho board (which was subsequently confirmed in writing by delivery of J.P. Morgan's written opinion addressed to the Concho board dated the same date) as to, as of October 18, 2020, the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement.

        The full text of the written opinion of J.P. Morgan, dated October 18, 2020, which sets forth the assumptions made, matters considered and limits on the review undertaken, is attached as Annex D to this joint proxy statement/prospectus and is incorporated herein by reference. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. J.P. Morgan's written opinion was addressed to the Concho board (in its capacity as such) in connection with and for the purposes of its evaluation of the merger, was directed only to the exchange ratio to be paid to the holders of Concho common stock in the merger and did not address any other aspect of the merger. J.P. Morgan expressed no opinion as to the underlying decision by Concho to engage in the merger. The issuance of J.P. Morgan's opinion was approved by a fairness committee of J.P. Morgan. The summary of the opinion of J.P. Morgan set forth in this joint proxy statement/prospectus is qualified in its entirety by reference to the full text of such opinion. The opinion does not constitute a recommendation to any stockholder of Concho as to how such stockholder should vote with respect to the merger or any other matter.

        In arriving at its opinion, J.P. Morgan, among other things:

  •
  reviewed the merger agreement;

  •
  reviewed certain publicly available business and financial information concerning Concho and ConocoPhillips and the industries in which they operate;

  •
  compared the proposed financial terms of the merger with the publicly available financial terms of certain transactions involving companies J.P. Morgan deemed relevant and the consideration paid for such companies;

  •
  compared the financial and operating performance of Concho and ConocoPhillips with publicly available information concerning certain other companies J.P. Morgan deemed relevant and reviewed the current and historical market prices of the Concho common stock and ConocoPhillips common stock and certain publicly traded securities of such other companies;

  •
  reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of Concho with respect to Concho and ConocoPhillips relating to their respective businesses as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the merger, prepared by managements of Concho and ConocoPhillips (which we refer to the "Concho synergies"); and

  •
  performed such other financial studies and analyses and considered such other information as J.P. Morgan deemed appropriate for the purposes of its opinion.

        In addition, J.P. Morgan held discussions with certain members of the management of Concho and ConocoPhillips with respect to certain aspects of the merger, and the past and current business operations of Concho and ConocoPhillips, the financial condition and future prospects and operations of Concho and ConocoPhillips, the effects of the merger on the financial condition and future prospects of Concho and ConocoPhillips, and certain other matters J.P. Morgan believed necessary or appropriate to its inquiry.

        In giving its opinion, J.P. Morgan relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with J.P. Morgan by Concho and ConocoPhillips or otherwise reviewed by or for J.P. Morgan. J.P. Morgan did not independently verify any such information or its accuracy or completeness and, pursuant to J.P. Morgan's engagement letter with Concho, J.P. Morgan did not assume any obligation to undertake any such independent verification. J.P. Morgan did not conduct and was not provided with any valuation or appraisal of any assets or liabilities, nor did J.P. Morgan evaluate the solvency of Concho or ConocoPhillips under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to J.P. Morgan or derived therefrom, including the Concho synergies, J.P. Morgan assumed that they were reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by Concho's management as to the expected future results of operations and financial condition of Concho and ConocoPhillips to which such analyses or forecasts relate. J.P. Morgan expressed no view as to such analyses or forecasts (including the Concho synergies) or the assumptions on which they were based. J.P. Morgan also assumed that the merger and the other transactions contemplated by the merger agreement would be consummated as described in the merger agreement. J.P. Morgan also assumed that the representations and warranties made by Concho and ConocoPhillips in the merger agreement and the related agreements were and will be true and correct in all respects material to its analysis. J.P. Morgan is not a legal, regulatory or tax expert and relied on the assessments made by advisors to Concho with respect to such issues. J.P. Morgan further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the merger will be obtained without any adverse effect on Concho or ConocoPhillips or on the contemplated benefits of the merger.

        J.P. Morgan's opinion was necessarily based on economic, market and other conditions as in effect on, and the information made available to J.P. Morgan as of, the date of such opinion. J.P. Morgan's opinion noted that subsequent developments may affect J.P. Morgan's written opinion dated, October 18, 2020, and that J.P. Morgan did not have any obligation to update, revise, or reaffirm such opinion. J.P. Morgan's opinion is limited to the fairness, from a financial point of view, to the holders of Concho common stock of the exchange ratio in the merger pursuant to the merger agreement and J.P. Morgan has expressed no opinion as to the fairness of any consideration to the holders of any other class of securities, creditors or other constituencies of Concho or as to the underlying decision by Concho to engage in the merger. Furthermore, J.P. Morgan expressed no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the merger, or any class of such persons relative to the exchange ratio applicable to the holders of Concho common stock in the merger or with respect to the fairness of any such compensation. J.P. Morgan expressed no opinion as to the price at which Concho common stock or ConocoPhillips common stock will trade at any future time.

        J.P. Morgan's opinion expressed that it was not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of Concho or any other alternative transaction.

        The terms of the merger agreement, including the exchange ratio, were determined through arm's length negotiations between Concho and ConocoPhillips, and the decision to enter into the merger agreement was solely that of the Concho board. J.P. Morgan's opinion and financial analyses were only one of the many factors considered by the Concho board in its evaluation of the merger and should not be viewed as determinative of the views of the Concho board or management with respect to the merger or the exchange ratio.

  Financial Analyses

        In accordance with customary investment banking practice, J.P. Morgan employed generally accepted valuation methodology in rendering its opinion to the Concho board, and contained in the presentation delivered to the Concho board on October 18, 2020 in connection with the rendering of such opinion, and the summaries below do not purport to be a complete description of the analyses or data presented by J.P. Morgan. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by J.P. Morgan, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of J.P. Morgan's analyses.

        In addition, at the direction of Concho's management, and except as noted otherwise, for purposes of J.P. Morgan's analyses and opinion, J.P. Morgan relied upon financial forecasts for Concho and ConocoPhillips prepared by or at the direction of Concho management reflecting the views of Concho's management with respect to the future financial performance of Concho and ConocoPhillips, respectively, under four scenarios giving effect to either $40 or $60 pricing per barrel of oil and either a higher or lower assumed production growth rate. The cases reflecting these scenarios are described below.

  •
  Case A—NYMEX oil pricing of $40 per barrel and higher production growth during the period from January 2021 through December 2030.

  •
  Case B—NYMEX oil pricing of $60 per barrel and higher production growth during the period from January 2021 through December 2030.

  •
  Case C—NYMEX oil pricing of $40 per barrel and lower production growth during the period from January 2021 through December 2030.

  •
  Case D—NYMEX oil pricing of $60 per barrel and lower production growth during the period from January 2021 through December 2030.

  Selected Public Trading Multiples

        Using publicly available information, J.P. Morgan compared selected financial data of Concho and ConocoPhillips with similar data for selected publicly traded companies engaged in businesses that J.P. Morgan judged to be analogous to Concho and ConocoPhillips, respectively. None of the selected companies reviewed is identical or directly comparable to Concho or ConocoPhillips. However, these companies were selected, among other reasons, because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered sufficiently similar in certain respects to Concho or ConocoPhillips, as the case may be. The analysis necessarily involves complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies differently than they would affect Concho or ConocoPhillips. For purposes of these analyses, (i) J.P. Morgan was directed by Concho to use its Case A financial forecasts for Concho and ConocoPhillips and (ii) estimates of future financial performance for the selected companies for the years ending December 31, 2021 and 2022 used to select the implied multiple ranges were based on publicly available research analyst estimates for those companies.

        Using publicly available information as of October 16, 2020, J.P. Morgan calculated and compared, for each selected company listed below, various financial multiples and ratios. For each of the following analyses performed by J.P. Morgan, estimated financial data for the selected companies were based on information obtained from FactSet Research Systems. The information J.P. Morgan calculated for each of the selected companies included:

  •
  Multiple of firm value (calculated as the market value of the company's common stock on a fully diluted basis, plus debt and other adjustments, including non-controlling interests, less cash) to estimated EBITDAX (defined as earnings before interest, taxes, depreciation, amortization and exploration expenses) for the fiscal years ending December 31, 2021 (which we refer to as "2021E EBITDAX") and December 31, 2022 (which we refer to as "2022E EBITDAX"); and

  •
  Multiple of equity value (calculated as the market value of the company's common stock on a fully diluted basis) to estimated operating cash flow for the fiscal years ending December 31, 2021 (which we refer to as "2021E operating cash flow") and December 31, 2022 (which we refer to as "2022E operating cash flow").

Concho

        The companies selected by J.P. Morgan for its analysis of Concho were:

  •
  EOG Resources, Inc.

  •
  Pioneer Natural Resources Company

  •
  Occidental Petroleum Corporation

  •
  Devon Energy Corporation

  •
  Diamondback Energy, Inc.

  •
  Parsley Energy, Inc.

        This analysis indicated the following Firm Value/EBITDAX and Equity Value/Operating Cash Flow multiples:

	Firm Value / EBITDAX		Equity Value / Operating Cash Flow
	2021E	2022E	2021E	2022E
EOG Resources, Inc.	4.8x	4.0x	4.3x	3.7x
Pioneer Natural Resources Company	6.2x	5.0x	5.6x	4.5x
Occidental Petroleum Corporation	6.9x	6.1x	1.6x	1.3x
Devon Energy Corporation(1)	4.3x	3.5x	2.5x	1.9x
Diamondback Energy, Inc.	5.1x	4.5x	2.4x	2.0x
Parsley Energy, Inc.	5.6x	4.6x	3.7x	2.9x

(1)
Multiples for Devon Energy Corporation are pro forma for the merger with WPX Energy Inc. announced on September 28, 2020.

        J.P. Morgan did not rely solely on the quantitative results of the selected public company analysis, but also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of Concho and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, asset profiles and capital structures between Concho and the companies included in the selected public company analysis. Based upon these judgments, J.P. Morgan selected multiple reference ranges for Concho of 4.25x-6.25x and 3.50x-5.00x for firm value to 2021E EBITDAX and 2022E EBITDAX, respectively, and 2.50x-5.50x and 2.00x-4.50x for equity value to 2021E operating cash flow and 2022E operating cash flow, respectively.

        After applying such ranges to the appropriate metrics for Concho based on Concho's financial forecast (Case A), the analysis indicated the following implied equity value per share ranges for Concho common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Concho Implied Equity Value Per Share Range

	Firm Value / EBITDAX		Equity Value / Operating Cash Flow
	2021E	2022E	2021E	2022E
Low	$31.50	$23.50	$27.75	$22.75
High	$55.25	$41.75	$61.00	$51.00

ConocoPhillips

        The companies selected by J.P. Morgan for its analysis of ConocoPhillips were:

  •
  EOG Resources, Inc.

  •
  Hess Corporation

  •
  Occidental Petroleum Corporation

  •
  Devon Energy Corporation

  •
  Continental Resources, Inc.

  •
  Apache Corporation

  •
  Marathon Oil Corporation

        This analysis indicated the following Firm Value/EBITDAX and Equity Value/Operating Cash Flow multiples:

	Firm Value / EBITDAX		Equity Value / Operating Cash Flow
	2021E	2022E	2021E	2022E
EOG Resources, Inc.	4.8x	4.0x	4.3x	3.7x
Hess Corporation	10.6x	7.7x	7.1x	5.6x
Occidental Petroleum Corporation	6.9x	6.1x	1.6x	1.3x
Devon Energy Corporation(1)	4.3x	3.5x	2.5x	1.9x
Continental Resources, Inc.	5.2x	4.7x	2.6x	2.3x
Apache Corporation	5.8x	5.4x	2.0x	1.8x
Marathon Oil Corporation	4.5x	3.7x	2.1x	1.7x

(1)
Multiples for Devon Energy Corporation are pro forma for the merger with WPX Energy Inc. announced on September 28, 2020.

        J.P. Morgan did not rely solely on the quantitative results of the selected public company analysis, but also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of ConocoPhillips and the selected companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, asset profiles and capital structures between ConocoPhillips and the companies included in the selected public company analysis. Based upon these judgments, J.P. Morgan selected multiple reference ranges for ConocoPhillips of 4.25x-5.75x and 3.50x-4.75x for firm value to 2021E EBITDAX and 2022E EBITDAX, respectively, and 2.50x-5.50x and 2.00x-4.75x for equity value to estimated 2021E Operating Cash Flow and 2022E Operating Cash Flow, respectively.

        After applying such ranges to the appropriate metrics for ConocoPhillips based on Concho's financial forecast for ConocoPhillips (Case A), the analysis indicated the following implied equity value per share ranges for ConocoPhillips common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

ConocoPhillips Implied Equity Value Per Share Range

	Firm Value / EBITDAX		Equity Value / Operating Cash Flow
	2021E	2022E	2021E	2022E
Low	$23.75	$16.50	$16.50	$12.00
High	$34.75	$25.00	$36.00	$28.50

        The foregoing analysis indicated implied exchange ratio reference ranges of 0.9065 to 2.3263x (based on 2021E EBITDAX multiples), 0.9400x to 2.5303x (based on 2022E EBITDAX multiples), 0.7708x to 3.6970x (based on 2021E Operating Cash Flow multiples) and 0.7982x to 4.2500x (based on 2022E Operating Cash Flow multiples), as compared to the exchange ratio of 1.46x in the merger.

  Selected Transaction Multiples Analysis

        Using publicly available information, J.P. Morgan examined selected transactions with respect to companies that engaged in businesses that J.P. Morgan judged to be similar to Concho's business. It should be emphasized that none of the companies involved in the selected transactions is identical to Concho and none of the selected transactions is identical to the merger. For purposes of this analysis, J.P. Morgan was directed by Concho to use its Case A financial forecasts for Concho.

        Using publicly available information, J.P. Morgan calculated, for each of the selected transactions listed below, the transaction value as a multiple of estimated EBITDAX over the 12 months following announcement of the selected transaction ("NTM EBITDAX"). The transactions considered, the date each transaction was announced and the NTM EBITDAX multiple are as follows:

Announcement Date	Target	Acquiror	Transaction Value/ NTM EBITDAX
September 28, 2020	WPX Energy	Devon Energy Corp.	4.3x
July 20, 2020	Noble Energy, Inc.	Chevron Corporation	6.9x
November 14, 2019	Carrizo Oil & Gas Inc.	Callon Petroleum Co.	3.5x
October 14, 2019	Jagged Peak Energy Inc.	Parsley Energy, Inc.	4.0x
November 19, 2018	Resolute Energy	Cimarex Energy Co.	4.3x
August 14, 2018	Energen Corp.	Diamondback Energy, Inc.	7.5x
March 28, 2018	RSP Permian, Inc.	Concho Resources Inc.	9.4x
May 11, 2015	Rosetta Resources Inc.	Noble Energy Inc.	9.3x

        Based on the results of this analysis and other factors which J.P. Morgan considered appropriate based on its experience and professional judgment, J.P. Morgan selected a multiple reference range for firm value to NTM EBITDAX of 3.50x-7.00x. After applying this range to the appropriate metrics for Concho based on Concho's financial forecast (Case A), this analysis indicated the following implied equity value per share range for the Concho common stock (resulting per share values were in all cases rounded to the nearest $0.25 per share):

Concho Implied Equity Value Per Share Range

Firm Value / NTM EBITDAX
Low	$22.50
High	$64.00

  Discounted Cash Flow Analysis

        J.P. Morgan conducted a discounted cash flow analysis for the purpose of determining ranges of implied equity values per share for Concho common stock and for ConocoPhillips common stock. A discounted cash flow analysis is a method of evaluating an asset using estimates of the future unlevered free cash flows generated by the asset and taking into consideration the time value of money with respect to those future cash flows by calculating their "present value." The "unlevered free cash flows," for purposes of the discounted cash flow analysis, refer to a calculation of the future cash flows generated by an asset without including in such calculation any debt servicing costs. "Present value" refers to the current value of an asset's cash flows and is obtained by discounting those cash flows back to the present using a discount rate that takes into account macro-economic assumptions and estimates of risk, the opportunity cost of capital, capitalized returns and other appropriate factors. "Terminal value" refers to the capitalized value of all cash flows from an asset for periods beyond the final forecast period.

        J.P. Morgan calculated the present value, as of December 31, 2020, of unlevered free cash flows that Concho and ConocoPhillips were forecasted to generate during fiscal years 2021 through 2030 based upon each of the cases described above. J.P. Morgan also calculated ranges of terminal values for Concho and ConocoPhillips at the end of the forecast period by applying perpetuity growth rates to the estimated unlevered free cash flows of each company of 1.0% to 2.0% for Cases A and B and 0.0% to 1.0% for Cases C and D, which growth rate ranges were reviewed and approved by Concho management.

        Concho.    The unlevered free cash flows and the range of terminal values for Concho were discounted to present values using a range of discount rates from 10.5% to 12.5%. These discount rates were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of Concho. The discounted cash flow analysis for Concho indicated implied reference ranges, rounded to the nearest $0.25 per share of Concho common stock of $24.00 to $37.50 for Case A, $76.75 to $106.75 for Case B, $17.50 to $24.75 for Case C, and $53.75 to $69.50 for Case D.

        ConocoPhillips.    The unlevered free cash flows and the range of terminal values for ConocoPhillips were discounted to present values using a range of discount rates from 9.75% to 11.75%. These discount rates were chosen by J.P. Morgan based upon an analysis of the weighted average cost of capital of ConocoPhillips. The discounted cash flow analysis for ConocoPhillips indicated implied reference ranges per share, rounded to the nearest $0.25, of ConocoPhillips common stock of $15.75 to $24.00 for Case A, $54.25 to $73.25 for Case B, $12.50 to $17.75 for Case C, and $45.00 to $57.50 for Case D.

        The discounted cash flow analysis indicated implied exchange ratio reference ranges of 1.000x to 2.3810x for Case A, 1.0478x to 1.9677x for Case B, 0.9859x to 1.9800x for Case C, and 0.9348x to 1.5444x for Case D, as compared to the exchange ratio of 1.46x in the merger.

  Implied Intrinsic Value Creation Analysis

        Using the four cases described above for Concho and ConocoPhillips, J.P. Morgan conducted an analysis of theoretical value creation to the existing holders of Concho common stock that compared the estimated implied equity value of Concho on a standalone basis (based on the midpoint of the equity value range indicated by J.P. Morgan's discounted cash flow analysis) to the estimated implied equity value of former Concho stockholders' aggregate ownership in shares of ConocoPhillips common stock, pro forma for the merger. J.P. Morgan calculated the pro forma implied equity value of ConocoPhillips for each of the Cases described above by (i) adding the sum of (a) the implied equity value of Concho (based on the midpoint of the equity value range indicated by its discounted cash flow analysis), (b) the implied equity value of ConocoPhillips (based on the midpoint of the equity value range indicated by its discounted cash flow analysis) and (c) the estimated present value of the Concho synergies (net of estimated transaction costs and costs to achieve the Concho synergies per Concho management) and (ii) subtracting from such sum the estimated dis-synergies resulting from limitations on the ability of the pro forma company to use existing net operating losses of Concho, per Concho management, and (iii) multiplying such sum by 21.1%, representing the approximate pro forma equity ownership of the combined company by Concho's stockholders. Based on the assumptions described above, this analysis implied value creation for Concho's stockholders of approximately 1.1% for Case A, 3.2% for Case B, 11.5% for Case C and 19.0% for Case D.

        There can be no assurance, however, that the Concho synergies, transaction-related expenses and other impacts referred to above will not be substantially greater or less than those estimated by Concho's management as described above, which in turn would affect the potential value creation described above.

Miscellaneous

        The foregoing summary of certain material financial analyses does not purport to be a complete description of the analyses or data presented by J.P. Morgan. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. J.P. Morgan believes that the foregoing summary and its analyses must be considered as a whole and that selecting portions of the foregoing summary and these analyses, without considering all of its analyses as a whole, could create an incomplete view of the processes underlying the analyses and its opinion. As a result, the ranges of valuations resulting from any particular analysis or combination of analyses described above were merely utilized to create points of reference for analytical purposes and should not be taken to be the view of J.P. Morgan with respect to the actual value of Concho or ConocoPhillips. The order of analyses described does not represent the relative importance or weight given to those analyses by J.P. Morgan. In arriving at its opinion, J.P. Morgan did not attribute any particular weight to any analyses or factors considered by it and did not form an opinion as to whether any individual analysis or factor (positive or negative), considered in isolation, supported or failed to support its opinion. Rather, J.P. Morgan considered the totality of the factors and analyses performed in determining its opinion.

        Analyses based upon forecasts of future results are inherently uncertain, as they are subject to numerous factors or events beyond the control of the parties and their advisors. Accordingly, forecasts and analyses used or made by J.P. Morgan are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by those analyses. Moreover, J.P. Morgan's analyses are not and do not purport to be appraisals or otherwise reflective of the prices at which businesses actually could be acquired or sold. None of the selected companies reviewed as described in the above summary is identical to Concho or ConocoPhillips, and none of the selected transactions reviewed was identical to the merger. However, the companies selected were chosen because they are publicly traded companies with operations and businesses that, for purposes of J.P. Morgan's analysis, may be considered similar to those of Concho or ConocoPhillips, as the case may be. The transactions selected were similarly chosen because their participants, size and other factors, for purposes of J.P. Morgan's analysis, may be considered similar to the merger. The analyses necessarily involve complex considerations and judgments concerning differences in financial and operational characteristics of the companies involved and other factors that could affect the companies compared to Concho and the transactions compared to the merger.

        As a part of its investment banking business, J.P. Morgan and its affiliates are continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for corporate and other purposes. J.P. Morgan was selected to advise Concho with respect to the merger on the basis of, among other things, such experience and its qualifications and reputation in connection with such matters and its familiarity with Concho and the industries in which it operates.

        For services rendered in connection with the merger and the delivery of its opinion, Concho has agreed to pay J.P. Morgan a transaction fee of $25 million, of which $2 million became payable by Concho to J.P. Morgan in connection with J.P. Morgan's delivery of its opinion and the balance of which becomes payable upon the closing of the merger. In addition, Concho has agreed to reimburse J.P. Morgan for its expenses incurred in connection with its services, including the fees and disbursements of counsel and to indemnify J.P. Morgan against certain liabilities arising out of J.P. Morgan's engagement. During the two years preceding the date of J.P. Morgan's opinion, J.P. Morgan and its affiliates have had, and continue to have, commercial or investment banking relationships with Concho and ConocoPhillips, for which J.P. Morgan and its affiliates have received customary compensation. Such services during such period include having acted as joint lead bookrunner on Concho's offering of debt securities, which closed in August 2020, and as financial advisor to

ConocoPhillips in a divestiture which closed in October 2018. In addition, J.P. Morgan's commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of Concho and ConocoPhillips, for which it receives customary compensation or other financial benefits. In addition, J.P. Morgan and its affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of Concho and ConocoPhillips. During the two-year period preceding delivery of its opinion, the aggregate fees recognized by J.P. Morgan from Concho were approximately $712,000 and from ConocoPhillips were approximately $2.8 million. In the ordinary course of their businesses, J.P. Morgan and its affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of Concho or ConocoPhillips for their own accounts or for the accounts of customers and, accordingly, they may at any time hold long or short positions in such securities or other financial instruments.

ConocoPhillips Unaudited Forecasted Financial Information

        ConocoPhillips does not, as a matter of course, publicly disclose long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, certain non-public financial forecasts covering multiple years which were prepared by ConocoPhillips management and not for public disclosure, were provided to the ConocoPhillips board and Goldman Sachs, ConocoPhillips' financial advisor, for its use in advising ConocoPhillips and reliance in connection with its financial analyses and opinion as described in the section entitled "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor," and which were not made available for Concho and its financial advisors.

        A summary of those financial forecasts is not being included in this joint proxy statement/prospectus to influence your decision whether to vote for or against the merger proposal or the ConocoPhillips share issuance proposal, but is being included because these forecasts were made available to the ConocoPhillips board and ConocoPhillips' financial advisor. The ConocoPhillips forecasted financial information was prepared by ConocoPhillips management.

        The inclusion of this information should not be regarded as an indication that the ConocoPhillips board, ConocoPhillips (or any of its affiliates, officers, directors, advisors or other representatives) or any other person considered, or now considers, the ConocoPhillips forecasted financial information to be necessarily predictive of actual future events or results of ConocoPhillips' or Concho's operations and should not be relied upon as such. ConocoPhillips management's internal financial forecasts, upon which the ConocoPhillips forecasted financial information was based, are subjective in many respects. There can be no assurance that the ConocoPhillips forecasted financial information will be realized or that actual results will not be significantly higher or lower than forecasted. The ConocoPhillips forecasted financial information covers multiple years and such information by its nature becomes less predictive with each successive year. As a result, the ConocoPhillips forecasted financial information summarized in this joint proxy statement/prospectus should not be relied on as necessarily predictive of actual future events.

        In addition, the ConocoPhillips forecasted financial information was not prepared with a view toward public disclosure or toward complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of forecasted financial information. Neither Ernst & Young, ConocoPhillips' independent registered public accounting firm, nor any other independent accountants, have audited, compiled, examined or performed any procedures with respect to the ConocoPhillips forecasted financial information contained in this joint proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

        The ConocoPhillips forecasted financial information was based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. However, such assumptions are inherently uncertain and difficult or impossible to predict or estimate and most of them are beyond ConocoPhillips' or Concho's control. Assumptions that were used by ConocoPhillips in developing the ConocoPhillips forecasted financial information include, but are not limited to: no unannounced acquisitions; no balance sheet optimization; normal weather in the forward-looking periods; ongoing investments in ConocoPhillips' and Concho's existing entities for maintenance, integrity and other capital expenditures; and no material fluctuations in interest rate assumptions over the forward-looking periods. The ConocoPhillips forecasted financial information also reflects assumptions regarding the continuing nature of certain business decisions that, in reality, would be subject to change. The ConocoPhillips forecasted financial information was generally based on information known to ConocoPhillips management as of October 17, 2020.

        Important factors that may affect actual results and cause the ConocoPhillips forecasted financial information not to be achieved include, but are not limited to, changes in commodity prices from those described, risks and uncertainties relating to ConocoPhillips' and Concho's businesses (including the ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described in this joint proxy statement/prospectus or described or referenced in ConocoPhillips' and Concho's filings with the SEC, including each of ConocoPhillips' and Concho's Annual Reports on Form 10-K for the fiscal year ended December 31, 2019, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. This information constitutes "forward-looking statements" and actual results may differ materially and adversely from those projected. For more information, see the section entitled "Cautionary Statement Regarding Forward-Looking Statements." In addition, the ConocoPhillips forecasted financial information reflects assumptions that are subject to change and do not reflect revised prospects for ConocoPhillips' or Concho's respective businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the ConocoPhillips forecasted financial information was prepared.

        The ConocoPhillips forecasted financial information was developed in connection with the merger utilizing reasonable available estimates and judgments at the time of its preparation, including the commodity price assumptions described below. The ConocoPhillips forecasted financial information was based upon the internal financial model that ConocoPhillips has historically used in connection with its strategic planning and budgeting process. The ConocoPhillips forecasted financial information (other than the pro forma forecasts) was developed on a standalone basis without giving effect to the merger, and therefore the ConocoPhillips forecasted financial information does not give effect to the merger or any changes to ConocoPhillips' operations or strategy that may be implemented after the effective time of the merger if the merger is completed, including potential cost synergies to be realized as a result of the merger, or to any costs incurred in connection with the merger. Furthermore, the ConocoPhillips forecasted financial information does not take into account the effect of any failure of the merger to be completed and should not be viewed as accurate or continuing in that context.

        Accordingly, there can be no assurance that the ConocoPhillips forecasted financial information will be realized or that ConocoPhillips' future financial results will not vary materially from the ConocoPhillips forecasted financial information. None of ConocoPhillips, Concho nor any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ from the ConocoPhillips forecasted financial information, and none of ConocoPhillips, Concho, nor any of their respective affiliates undertakes any obligation to update or otherwise revise or reconcile the ConocoPhillips forecasted financial information to reflect circumstances existing or developments and events occurring after the date of the ConocoPhillips forecasted financial information or that may occur in the future, even in the event that any or all of the assumptions underlying the ConocoPhillips forecasted financial information are not realized. ConocoPhillips does not intend to make available publicly any update or other revision to the ConocoPhillips forecasted financial information, except as otherwise required by applicable law. None of ConocoPhillips nor any of its affiliates, officers, directors, advisors or other representatives has made or makes any representation to any ConocoPhillips or Concho stockholder or any other person regarding the ultimate performance of ConocoPhillips or Concho compared to the information contained in the ConocoPhillips forecasted financial information or that the ConocoPhillips forecasted financial information will be achieved.

        In light of the foregoing factors and considering that the special meetings will be held several months after the ConocoPhillips forecasted financial information was prepared, as well as the uncertainties inherent in the ConocoPhillips forecasted financial information, ConocoPhillips and Concho stockholders are cautioned not to place undue, if any, reliance on the information presented in this summary of the ConocoPhillips forecasted financial information, and ConocoPhillips and Concho urge all ConocoPhillips stockholders and Concho stockholders to review ConocoPhillips' most recent SEC filings for a description of ConocoPhillips' reported financial results and Concho's most recent SEC filings for a description of Concho's reported financial results. The inclusion of this information in this joint proxy statement/prospectus does not constitute an admission or representation by ConocoPhillips or its advisors or representatives or any other person that the information is material, particularly in light of the inherent risks and uncertainties associated with such forecasts.

Summary of ConocoPhillips Forecasted Financial Information

        The unaudited forecasted financial data were prepared utilizing the following commodity price assumptions, which are based on a consensus price deck agreed between Concho and ConocoPhillips and for which the Q3 2020E pricing represents the average of daily settlement prices from July 1, 2020 to September 30, 2020:

	Quarterly
			Yearly
	Q3 2020E	Q4 2020E
			2021E	2022E	2023E	2024E	2025E
WTI ($ / bbl)	$40.92	$40.50	$46.00	$49.50	$52.00	$52.00	$52.00
Brent ($ / bbl)	$43.34	$43.00	$48.90	$53.00	$55.00	$55.00	$55.00
Henry Hub ($ / Mcf)	$2.12	$2.51	$2.64	$2.70	$2.80	$2.80	$2.80

        The following table presents a summary of the ConocoPhillips unaudited forecasted financial data provided to Goldman Sachs for its use and reliance in connection with its analysis and opinion based on the above referenced assumptions (dollars in millions):

	Quarterly
			Yearly
	Q3 2020E	Q4 2020E
			2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	1,053	1,141	1,225	1,288	1,376	1,460	1,551
EBITDAX	$1,226	$1,520	$7,503	$10,054	$11,959	$12,859	$13,857
Cash Provided by Operating Activities	$868	$1,275	$6,207	$8,075	$9,910	$10,553	$11,039
Capital Expenditures and Investments	$(1,132)	$(1,127)	$(5,011)	$(5,325)	$(6,336)	$(6,386)	$(7,008)
Levered Free Cash Flow—Pre Dividends / Other	$(157)	$377	$1,237	$2,972	$3,710	$4,235	$4,070
Levered Free Cash Flow—Post Dividends / Other	$(334)	$(1,103)	$(609)	$1,053	$1,714	$2,159	$1,911
Unlevered Free Cash Flow	$43	$585	$2,039	$3,799	$4,294	$4,763	$4,522

        ConocoPhillips management also provided to Goldman Sachs for its use and reliance in connection with its financial analysis and opinion certain internal financial analyses and forecasts for ConocoPhillips on a pro forma basis giving effect to the merger prepared and furnished to Goldman Sachs by the management of ConocoPhillips. For more information on Goldman Sachs' analyses, see "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor."

        The following table summarizes the ConocoPhillips pro forma forecast (dollars in millions):

	Quarterly
			Yearly
	Q3 2020E	Q4 2020E
			2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	1,373	1,449	1,529	1,592	1,699	1,823	1,966
EBITDAX	$1,951	$2,159	$9,851	$12,925	$15,165	$16,498	$18,085
Cash Provided by Operating Activities	$1,536	$1,879	$8,402	$10,795	$12,926	$14,006	$15,086
Capital Expenditures and Investments	$(1,416)	$(1,481)	$(6,459)	$(6,864)	$(8,171)	$(8,681)	$(9,656)
Levered Free Cash Flow—Pre Dividends / Other	$227	$628	$1,985	$4,154	$4,891	$5,392	$5,468
Levered Free Cash Flow—Post Dividends / Other	$11	$(225)	$(352)	$1,724	$2,364	$2,764	$2,735
Unlevered Free Cash Flow	$484	$870	$2,953	$5,146	$5,641	$6,087	$6,086

        ConocoPhillips management also provided to the ConocoPhillips board in connection with its evaluation of the merger and to Goldman Sachs for its use and reliance in connection with its financial analysis and opinion unaudited prospective financial and operating information with respect to Concho, which was prepared by ConocoPhillips management on a basis intended to harmonize certain assumptions underlying ConocoPhillips' prospective financial information summarized above and which reflected the diligence undertaken by ConocoPhillips management with respect to Concho.

        The following table presents a summary of the unaudited prospective financial and operating information regarding Concho as prepared by ConocoPhillips management using the same consensus price deck described above:

	Quarterly
			Yearly
	Q3 2020E	Q4 2020E
			2021E	2022E	2023E	2024E	2025E
Daily Production (Mboe/d)	320	308	304	304	323	363	415
EBITDAX	$725	$639	$2,313	$2,671	$3,006	$3,438	$4,028
Cash Provided by Operating Activities	$668	$605	$2,160	$2,520	$2,858	$3,295	$3,889
Capital Expenditures and Investments	$(284)	$(354)	$(1,498)	$(1,688)	$(1,985)	$(2,446)	$(2,799)
Levered Free Cash Flow—Pre Dividends / Other	$384	$251	$662	$831	$873	$849	$1,090
Levered Free Cash Flow—Post Dividends / Other	$274	$211	$505	$674	$715	$692	$933
Unlevered Free Cash Flow	$441	$285	$828	$997	$1,039	$1,015	$1,256

        The unaudited forecasted financial numbers and the ConocoPhillips pro forma forecast shown in the tables above are not measures that have a standardized meaning prescribed by GAAP and may not be comparable with similar measures presented by other issuers. For purposes of the unaudited forecasted financial information and the ConocoPhillips pro forma forecast presented above, (1) Daily Production (Mboe/d) assumes 6 mcf to 1 BOE conversion ratio, (2) EBITDAX is defined as earnings before interest, taxes, depreciation, depletion, amortization, and exploration expenses, (3) Levered Free Cash Flow—Pre Dividends / Other is defined as Cash Flow from Operations less Capital Expenditures and includes changes in Cash from Invest Accounts—Other, Collection of Advances / Loans-Related Parties and Effect of Exchange Rate Changes, and, in the case of the pro forma forecast, a one-time transaction fee of $166 million in Q4 2020E and (4) Levered Free Cash Flow—Post Dividends / Other is defined as Cash Flow from Operations less Capital Expenditures and Dividends and includes changes in Cash from Invest Accounts—Other, Collection of Advances / Loans-Related Parties and Effect of Exchange Rate Changes, and, in the case of the pro forma forecast, a one-time transaction fee of $166 million in Q4 2020E.

        CONOCOPHILLIPS DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED FINANCIAL AND OPERATING FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FINANCIAL AND OPERATING

FORECASTS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Concho Unaudited Forecasted Financial Information

        Concho does not, as a matter of course, publicly disclose long-term projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty, unpredictability and subjectivity of the underlying assumptions and estimates. However, certain non-public financial forecasts covering multiple years which were prepared by Concho management and not for public disclosure, were provided to the Concho board and ConocoPhillips in connection with their evaluations of the merger and were also provided to Credit Suisse and J.P. Morgan, Concho's financial advisors, for their use in advising their respective clients and reliance in connection with their separate financial analyses and opinions as described in the sections entitled "The Merger—Opinion of Credit Suisse, Concho's Financial Advisor" and "The Merger—Opinion of J.P. Morgan, Concho's Financial Advisor," and were also provided to Goldman Sachs, ConocoPhillips' financial advisor as described in the section entitled "The Merger—Opinion of Goldman Sachs, ConocoPhillips' Financial Advisor."

        The summaries of these financial forecasts presented below are not being included in this joint proxy statement/prospectus to influence your decision whether to vote for or against the merger proposal or the ConocoPhillips share issuance proposal, but are being included because these forecasts were made available to the Concho board, Concho's financial advisors and ConocoPhillips and its financial advisor. The Concho forecasted financial information was prepared by Concho management.

        The inclusion of this information should not be regarded as an indication that the Concho board, Concho (or any of its affiliates, officers, directors, advisors or other representatives) or any other person considered, or now considers, the Concho forecasted financial information to be necessarily predictive of actual future events or results of Concho's or ConocoPhillips' operations and should not be relied upon as such. Concho management's internal financial forecasts, upon which the Concho forecasted financial information was based, are subjective in many respects. There can be no assurance that the Concho forecasted financial information will be realized or that actual results will not be significantly higher or lower than forecasted. The Concho forecasted financial information covers multiple years and such information by its nature becomes less predictive with each successive year. As a result, the Concho forecasted financial information summarized in this joint proxy statement/prospectus should not be relied on as necessarily predictive of actual future events.

        In addition, the Concho forecasted financial information was not prepared with a view toward public disclosure or toward complying with GAAP, published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of forecasted financial information. Neither Grant Thornton, Concho's independent registered public accounting firm, nor any other independent accountants, have audited, compiled, examined or performed any procedures with respect to the Concho forecasted financial information contained in this joint proxy statement/prospectus, nor have they expressed any opinion or any other form of assurance on such information or its achievability. The report of the independent registered public accounting firm to Concho, Grant Thornton, contained in its Annual Report on Form 10-K for the year ended December 31, 2019, which is incorporated by reference into this joint proxy statement/prospectus, relates to historical financial information of Concho, and such report does not extend to the forecasted financial information included below and should not be read to do so.

        The Concho forecasted financial information was based on numerous variables and assumptions that were deemed to be reasonable as of the respective dates when such projections were finalized. However, such assumptions are inherently uncertain and difficult or impossible to predict or estimate and most of them are beyond Concho's or ConocoPhillips' control. Assumptions that were used by Concho in developing the Concho forecasted financial information include, but are not limited to: no acquisitions other than those that had been already announced; no balance sheet optimization; normal weather in the forward-looking periods; ongoing investments in Concho's and ConocoPhillips' existing entities for maintenance, integrity and other capital expenditures; and no material fluctuations in interest rate assumptions over the forward-looking periods. The Concho forecasted financial information also reflects assumptions regarding the continuing nature of certain business decisions that, in reality, would be subject to change. The Concho forecasted financial information was based on information known to Concho management as of October 13, 2020.

        Important factors that may affect actual results and cause the Concho forecasted financial information not to be achieved include, but are not limited to, changes in commodity prices and production growth rate from those described, risks and uncertainties relating to Concho's and ConocoPhillips' businesses (including the ability to achieve strategic goals, objectives and targets), industry performance, the legal and regulatory environment, general business and economic conditions and other factors described in this joint proxy/statement prospectus or described or referenced in Concho's and ConocoPhillips' filings with the SEC, including each of Concho's and ConocoPhillips' Annual Reports on Form 10-K for the fiscal year ended December 31, 2019, subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. This information constitutes "forward-looking statements" and actual results may differ materially and adversely from those projected. For more information, see the section entitled "Cautionary Statement Regarding Forward-Looking Statements." In addition, the Concho forecasted financial information reflects assumptions as to certain business decisions that are subject to change and subjective judgment that is susceptible to multiple interpretations and periodic revisions based on actual experience and business developments. The Concho forecasted financial information does not reflect revised prospects for Concho's or ConocoPhillips' respective businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the Concho forecasted financial information was prepared.

        The Concho forecasted financial information was developed through Concho's customary strategic planning and budgeting process utilizing Concho management's best then available estimates and judgments at the time of its preparation. The Concho forecasted financial information was developed on a standalone basis without giving effect to the merger, and therefore the Concho forecasted financial information does not give effect to the merger or any changes to the combined company's operations or strategy that may be implemented after the effective time of the merger if the merger is completed, including potential cost synergies to be realized as a result of the merger, or to any costs incurred in connection with the merger. Furthermore, the Concho forecasted financial information does not take into account the effect of any failure of the merger to be completed and should not be viewed as accurate or continuing in that context.

        Accordingly, there can be no assurance that the Concho forecasted financial information will be realized or that Concho's future financial results will not vary materially from the Concho forecasted financial information. None of Concho, ConocoPhillips nor any of their respective affiliates, officers, directors, advisors or other representatives can give any assurance that actual results will not differ from the Concho forecasted financial information, and none of Concho, ConocoPhillips, nor any of their respective affiliates undertakes any obligation to update or otherwise revise or reconcile the Concho forecasted financial information to reflect circumstances existing or developments and events occurring after the date of the Concho forecasted financial information or that may occur in the future, even in the event that any or all of the assumptions underlying the Concho forecasted financial information are not realized or are shown to be inappropriate, including with respect to the accounting treatment of the merger under GAAP, or to reflect changes in general economic or industry conditions. Concho does not intend to make available publicly any update or other revision to the Concho forecasted financial information, except as otherwise required by applicable law. None of Concho nor any of its affiliates, officers, directors, advisors or other representatives has made or makes any representation to any Concho or ConocoPhillips stockholder or any other person regarding the ultimate performance of Concho or ConocoPhillips compared to the information contained in the Concho forecasted financial information or that the Concho forecasted financial information will be achieved. The inclusion of the forecasted financial information herein should not be deemed an admission or representation by Concho, its advisors or other representatives or any other person that it is viewed as material information of Concho or ConocoPhillips, particularly in light of the inherent risks and uncertainties associated with such forecasts.

        In light of the foregoing factors and considering that the special meetings will be held several months after the forecasted financial information was prepared, as well as the uncertainties inherent in the Concho forecasted financial information, Concho and ConocoPhillips stockholders are cautioned not to place undue, if any, reliance on the information presented in this summary of the Concho forecasted financial information, and Concho and ConocoPhillips urge all Concho stockholders and ConocoPhillips stockholders to review Concho's most recent SEC filings for a description of Concho's reported financial results and ConocoPhillips' most recent SEC filings for a description of ConocoPhillips' reported financial results.

Summary of Concho Forecasted Financial Information

        The unaudited forecasted financial data were prepared using four scenarios giving effect to either $40 or $60 pricing per barrel of oil and either a higher or lower assumed production growth rate. Those four scenarios are described below:

  Concho Case A:    NYMEX oil pricing of $40 per barrel and natural gas pricing of $2.50 per one million British thermal units (which we refer to as "MMbtu") and the higher production growth rate.

  Concho Case B:    NYMEX oil pricing of $60 per barrel and natural gas pricing of $2.50 per MMbtu and the higher production growth rate.

  Concho Case C:    NYMEX oil pricing of $40 per barrel and natural gas pricing of $2.50 per MMbtu and the lower production growth rate.

  Concho Case D:    NYMEX oil pricing of $60 per barrel and natural gas pricing of $2.50 per MMbtu and the lower production growth rate.

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the Concho Case A assumptions.

	Concho Case A
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	2,331	2,380	2,603	2,619	2,811	2,953	3,116	3,272	3,430	3,609
Total Capital Expenditures	1,756	1,886	2,035	2,037	2,047	2,140	2,203	2,257	2,356	2,455
Production (Mboe/d)	314	340	370	386	413	433	455	476	499	524

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the Concho Case B assumptions.

	Concho Case B
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	3,065	3,855	4,443	4,327	4,640	4,868	5,133	5,385	5,641	5,930
Total Capital Expenditures	2,081	2,248	2,426	2,438	2,450	2,561	2,636	2,701	2,821	2,939
Production (Mboe/d)	314	340	370	386	413	433	455	476	499	524

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the Concho Case C assumptions.

	Concho Case C
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	2,309	2,125	2,116	2,116	2,072	2,110	2,062	2,078	2,083	2,093
Total Capital Expenditures	1,492	1,258	1,280	1,245	1,263	1,252	1,282	1,257	1,202	1,209
Production (Mboe/d)	313	311	314	317	314	320	321	322	325	326

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the Concho Case D assumptions.

	Concho Case D
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	3,031	3,444	3,649	3,505	3,429	3,490	3,403	3,427	3,432	3,447
Total Capital Expenditures	1,763	1,494	1,520	1,487	1,509	1,495	1,531	1,502	1,435	1,443
Production (Mboe/d)	313	311	314	317	314	320	321	322	325	326

        The unaudited forecasted financial numbers shown in the tables above are not measures that have a standardized meaning prescribed by GAAP and may not be comparable with similar measures presented by other issuers. For purposes of the unaudited forecasted financial information presented above, EBITDAX is defined as earnings before interest, taxes, depreciation, amortization and exploration expenses. These measures should not be considered as an alternative to any measure derived in accordance with GAAP.

        Concho management also provided to the Concho board in connection with its evaluation of the merger and to Credit Suisse and J.P. Morgan for their use and reliance in connection with their respective financial analyses and opinions unaudited prospective financial and operating information with respect to ConocoPhillips, which was prepared by Concho management on a basis intended to harmonize certain of the assumptions underlying such information with the assumptions underlying Concho's prospective financial information summarized above and which reflected the diligence undertaken by Concho management with respect to ConocoPhillips.

        The following tables present a summary of the unaudited prospective financial and operating information regarding ConocoPhillips for the years 2021 through 2030 as prepared by Concho management using the same four scenarios described above. Those four scenarios were as follows:

  ConocoPhillips Case A:    NYMEX oil pricing of $40 per barrel and natural gas pricing of $2.50 per MMbtu and the higher production growth rate.

  ConocoPhillips Case B:    NYMEX oil pricing of $60 per barrel and natural gas pricing of $2.50 per MMbtu and the higher production growth rate.

  ConocoPhillips Case C:    NYMEX oil pricing of $40 per barrel and natural gas pricing of $2.50 per MMbtu and the lower production growth rate.

  ConocoPhillips Case D:    NYMEX oil pricing of $60 per barrel and natural gas pricing of $2.50 per MMbtu and the lower production growth rate.

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the ConocoPhillips Case A assumptions.

	ConocoPhillips Case A
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	7,865	7,274	7,668	7,415	7,674	8,042	8,393	8,508	8,400	8,629
Total Capital Expenditures	4,089	4,625	5,790	6,296	6,248	6,152	6,191	5,740	5,534	5,446
Production (Mboe/d)	1,258	1,284	1,360	1,435	1,506	1,550	1,638	1,668	1,705	1,720

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the ConocoPhillips Case B assumptions.

	ConocoPhillips Case B
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	13,268	11,903	12,588	12,591	13,003	13,479	14,047	14,084	14,120	14,308
Total Capital Expenditures	4,449	5,042	6,296	6,872	6,875	6,796	6,903	6,396	6,223	6,139
Production (Mboe/d)	1,244	1,266	1,340	1,407	1,478	1,521	1,608	1,641	1,678	1,683

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the ConocoPhillips Case C assumptions.

	ConocoPhillips Case C
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00	40.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	7,887	7,091	7,194	6,592	6,412	6,530	6,436	6,394	6,088	6,128
Total Capital Expenditures	3,989	4,087	4,859	4,942	4,605	4,406	4,092	3,918	3,533	3,410
Production (Mboe/d)	1,262	1,251	1,271	1,277	1,260	1,252	1,253	1,247	1,246	1,223

        The following table presents a summary of the unaudited forecasted financial data for the fiscal years ending 2021 through 2030 based on the ConocoPhillips Case D assumptions.

	ConocoPhillips Case D
	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030
Crude Oil (WTI) ($/Bbl)	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00	60.00
Natural Gas (Henry Hub) ($/MMbtu)	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50	2.50
($ in millions, other than operating data)
EBITDAX (post-stock based compensation)	13,339	11,631	11,825	11,256	10,943	11,008	10,837	10,616	10,332	10,213
Total Capital Expenditures	4,336	4,421	5,199	5,276	4,941	4,739	4,422	4,247	3,859	3,734
Production (Mboe/d)	1,251	1,237	1,255	1,253	1,239	1,230	1,231	1,229	1,229	1,197

        ConocoPhillips management also provided the following unaudited prospective financial and operating information with respect to ConocoPhillips to Concho management and Concho's financial advisors in connection with the merger:

	2021	2022	2023	2024	2025
Brent ($ / bbl)	$48.90	$53.00	$55.00	$55.00	$55.00
WTI ($ / bbl)	$46.00	$49.50	$52.00	$52.00	$52.00
Henry Hub ($ / Mcf)	$2.64	$2.70	$2.80	$2.80	$2.80
($ in millions)
Production (Mboe/d)	1,225	1,288	1,376	1,460	1,551
EBITDAX	$7,503	$9,904	$12,609	$12,709	$13,707
CFO	$6,207	$7,925	$9,792	$10,434	$10,920
Capex	$5,011	$5,325	$6,336	$6,386	$7,008
FCF (CFO–Capex)	$1,195	$2,600	$3,456	$4,049	$3,913

        The unaudited forecasted financial numbers shown in the tables above are not measures that have a standardized meaning prescribed by GAAP and may not be comparable with similar measures presented by other issuers. For purposes of the unaudited forecasted financial information presented above, EBITDAX is defined as earnings before interest, taxes, depreciation, amortization and exploration expenses. This measure should not be considered as an alternative to any measure derived in accordance with GAAP.

        CONCHO DOES NOT INTEND TO UPDATE OR OTHERWISE REVISE THE ABOVE UNAUDITED FINANCIAL AND OPERATING FORECASTS TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF

FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH UNAUDITED FINANCIAL AND OPERATING FORECASTS ARE NO LONGER APPROPRIATE, EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW.

Regulatory Approvals

        The completion of the merger is subject to the receipt of antitrust clearance in the United States. Under the HSR Act and the rules promulgated thereunder, the merger may not be completed until notification and report forms have been filed with the FTC and the DOJ, and the applicable waiting period (or any extensions of such waiting period) has expired or been terminated. For additional information regarding regulatory approvals in connection with the merger, see the section entitled "The Merger Agreement—Reasonable Best Efforts; Notification."

        On October 30, 2020, notification and report forms under the HSR Act were filed by each of ConocoPhillips and Concho with the FTC and the DOJ with respect to the merger. The waiting period with respect to the notification and report forms under the HSR Act expired at 11:59 p.m. Eastern Time on November 30, 2020.

        Neither ConocoPhillips nor Concho is aware of any material governmental approvals or actions that are required for completion of the merger other than as described above. It is presently contemplated that if any such additional material governmental approvals or actions are required, those approvals or actions will be sought.

        For additional information, see the section entitled "The Merger Agreement—HSR and Other Regulatory Approvals."

Board of Directors and Management of ConocoPhillips Following Completion of the Merger

        Under the terms of the merger agreement, ConocoPhillips has agreed to take all necessary corporate action so that upon and after the effective time of the merger, the size of the ConocoPhillips board is increased by one member, and prior to the completion of the merger, Concho's Chairman and Chief Executive Officer as of the date of the merger agreement (provided he remains in such positions as of immediately prior to the completion of the merger or else a member of the Concho board mutually agreed between Concho and ConocoPhillips) is appointed to the ConocoPhillips board to fill the vacancy on the ConocoPhillips board created by such increase. ConocoPhillips, through the ConocoPhillips board, has agreed to take all necessary action to nominate such new director for election to the ConocoPhillips board in the proxy statement relating to the first annual meeting of the stockholders of ConocoPhillips following the completion of the merger.

        Upon completion of the merger, the current directors and executive officers of ConocoPhillips are expected to continue in their current positions, other than as may be publicly announced by ConocoPhillips in the normal course. In addition, Concho's Chairman and Chief Executive Officer will become Executive Vice President, Lower 48 of ConocoPhillips, Concho's President will become President, Permian of ConocoPhillips and Concho's Executive Vice President and Chief Operating Officer will become Vice President and Chief Commercial Officer of ConocoPhillips, in each case, effective upon the effective time of the merger.

Interests of Concho Directors and Executive Officers in the Merger

        In considering the recommendation of the Concho board with respect to the merger proposal and the non-binding compensation advisory proposal, Concho stockholders should be aware that the directors and executive officers of Concho have interests in the merger that may be different from, or in addition to, the interests of Concho stockholders generally. The members of the Concho board were aware of and considered these interests, among other matters, in evaluating and negotiating the merger agreement, in approving the merger agreement and in determining to recommend that Concho stockholders approve the merger proposal.

Treatment of Concho Equity Awards

  Concho Restricted Stock Awards held by Executive Officers

        At the effective time of the merger, each outstanding Concho restricted stock award granted pursuant to the Concho stock plan and held by an executive officer of Concho will be canceled and converted into a ConocoPhillips restricted stock award in respect of that number of whole shares of ConocoPhillips common stock equal to the product, rounded to the nearest whole share, of (i) the total number of shares of Concho common stock subject to such Concho restricted stock award immediately prior to the effective time of the merger multiplied by (ii) the Exchange Ratio. Each ConocoPhillips restricted stock award corresponding to a Concho restricted stock award outstanding as of the date the merger agreement was executed will be subject to substantially the same terms and conditions as applied to the corresponding Concho restricted stock award immediately prior to the effective time of the merger (including, without limitation, vesting and forfeiture provisions), provided that such awards will be subject to accelerated vesting upon a termination without "cause" or resignation for "good reason" (both as defined in the Concho Executive Severance Plan) within 24 months after the effective time of the merger.

  Concho Restricted Stock Awards held by Non-Employee Directors

        At the effective time of the merger, each outstanding Concho restricted stock award granted pursuant to the Concho Stock Plan and held by a non-employee director of Concho will fully vest pursuant to its terms and be converted into the right to receive the merger consideration in respect of each share of Concho common stock subject to such Concho restricted stock award immediately prior to the effective time of the merger.

  Concho Performance Unit Awards

        At the effective time of the merger, each outstanding Concho performance unit award (other than those awards that might be granted following October 18, 2020, the date of execution of the merger agreement, which are addressed below) will vest and be converted into the right to receive an amount in cash equal to the value of the merger consideration in respect of each share of Concho common stock subject to the award. Applicable performance goals for such Concho performance units will be deemed satisfied at two-thirds (2/3) of maximum performance (which is 200% of target) for active employees and any former employee who, as of the effective time of the merger, serves on the Concho board. The cash value of the merger consideration will be determined based on the volume weighted average price of ConocoPhillips common stock for the five (5) consecutive trading days ending two (2) trading days prior to the closing date as reported by Bloomberg, L.P.

  Quantification of Payments

        For an estimate of the amounts that would be payable to each of Concho's named executive officers on settlement of their unvested Concho equity awards, see the section entitled "Merger-Related Compensation—Golden Parachute Compensation" below. The estimated aggregate amount that would be payable to Concho's five executive officers who are not named executive officers in settlement of their 66,428 currently outstanding Concho restricted stock awards upon a qualifying termination of employment is $3,110,159 and the estimated aggregate amount that would be payable to Concho's five executive officers who are not named executive officers in settlement of their 73,191 currently outstanding Concho performance unit awards upon the effective time of the merger is $6,933,984 (including the associated dividend equivalent payments). The estimated aggregate amount that would be payable to Concho's eight non-employee directors in settlement of their Concho restricted stock awards based on their 16,720 currently outstanding unvested awards is $782,830 and the estimated amount that would be payable to one of Concho's non-employee directors in settlement of such director's 11,235 currently outstanding Concho performance stock awards is $1,066,651 (including the associated dividend equivalent payments). The amounts in this paragraph are determined using a per share price of Concho common stock of $46.82 (which itself is calculated by multiplying the Exchange Ratio by $32.07, the average closing price of a share of ConocoPhillips common stock over the first five business days following the first public announcement of the merger).

Concho Executive Severance Plan

        Each of Concho's executive officers has entered into a participation agreement with the company under its Executive Severance Plan, which provides for enhanced severance benefits in the event that, within 24 months following a change in control, the executive officer's employment is terminated without "cause" or resigns for "good reason" (both as defined in the Executive Severance Plan), which we refer to as a qualifying termination. The effective time of the merger will constitute a change in control for purposes of the Executive Severance Plan.

        The Executive Severance Plan provides that, in the event of a qualifying termination, the executive officer will be entitled to:

  •
  an amount equal to a multiple (three (3.0) in the case of Mr. Leach, two and three quarters (2.75) for Mr. Harper, two and a half (2.5) for Mr. Giraud and two and a quarter (2.25) for each of Mr. Counts, Ms. Schroer and the other five executive officers who are not named executive officers) times the sum of the executive officer's annual base salary and average three year bonus, payable in a cash lump sum;

  •
  accelerated vesting of outstanding and unvested equity awards;

  •
  a pro-rated target annual cash bonus for the year of termination (based on the number of days employed during the year of termination);

  •
  up to 18 months of company-paid COBRA coverage; and

  •
  up to $15,000 of outplacement services.

        Payments under the Executive Severance Plan are conditioned upon the executive officer executing a general release in favor of Concho. In addition, pursuant to the Executive Severance Plan, any payments or benefits payable to the executive officer will be reduced to the extent that such payments or benefits would result in the imposition of excise taxes under Section 4999 of the Code, unless the executive officer would be better off on an after-tax basis receiving all such payments or benefits. The Executive Severance Plan also contains (i) non-competition and non-solicitation covenants in favor of Concho that apply during the executive officer's employment with Concho and for one year thereafter and (ii) a non-disparagement covenant.

        For an estimate of the value of the payments and benefits described above that would be payable to Concho's named executive officers under the Executive Severance Plan upon a qualifying termination in connection with the merger, see the section entitled "Merger-Related Compensation—Golden Parachute Compensation" below. As described below, Messrs. Leach, Harper and Giraud have each agreed to waive their severance entitlements under the Executive Severance Plan. The estimated aggregate cash severance amount that would be payable to Concho's five executive officers who are not named executive officers under the Executive Severance Plan if the merger were to be completed and they were to experience a qualifying termination on February 1, 2021 is $10,235,796. The amount in this paragraph is based on the executive officers' current salaries and assumes 2020 annual cash bonuses are paid at 200% of target.

No Section 280G Golden Parachute Excise Tax Gross-Ups

        Neither the Executive Severance Plan, nor any other Concho plan, policy, agreement or arrangement provides any employee, officer or director with the right to a tax "gross-up" payment in connection with any "golden parachute" or other tax liability triggered in connection with the merger.

2021 Long-Term Incentive Awards

        On the earlier of January 4, 2021 and the business day prior to the closing date, Concho may grant restricted stock awards and performance unit awards to its officers, in amounts not to exceed certain individual and aggregate limits agreed by the parties under the merger agreement. These awards, which we refer to as the 2021 LTI awards, will have terms and conditions (including, without limitation, vesting, and forfeiture provisions) that are the same as the terms and conditions of the Concho restricted stock awards and Concho performance unit awards historically granted by Concho in the ordinary course of business consistent with past practice. However, the 2021 LTI awards will not vest upon the effective time of the merger, but at that time will instead convert into ConocoPhillips restricted stock awards (based on target performance in the case of Concho performance unit awards) that vest one-third per year on the first, second and third anniversaries of the grant date, subject to immediate accelerated vesting upon a qualifying termination. The maximum grant date value of the 2021 LTI awards that may be granted by Concho to each of the executive officers is as follows: Mr. Leach, $9,000,000; Mr. Harper, $4,100,000; Mr. Giraud, $3,700,000; Mr. Counts, $2,200,000; Ms. Schroer, $2,200,000 and Concho's five executive officers who are not named executive officers, $6,050,000 (in the aggregate). In addition, Concho may make its 2021 annual grant of restricted stock awards to its non-employee directors on the earlier of January 4, 2021 and the business day prior to the closing date. As of the date of this joint proxy statement/prospectus, Concho has not determined how many restricted stock awards and performance unit awards will be granted to each of its executive officers.

2020 Annual Cash Bonus

        Concho may award and pay annual cash bonus awards in respect of the 2020 fiscal year to officers at or above the VP level (including the executive officers) in the ordinary course of business consistent with past practice so long as the aggregate amount of any such payments not to exceed maximum performance, which is 200% of target. The 2020 target bonus levels for the executive officers are as follows: Mr. Leach, $1,430,000; Mr. Harper, $770,000; Mr. Giraud, $640,000; Mr. Counts, $420,000; Ms. Schroer, $400,000 and Concho's five executive officers who are not named executive officers, $1,760,000 (in the aggregate). As of the date of this joint proxy statement/prospectus, Concho has not determined the 2020 annual bonus amount for any executive officer.

Retention Program

        Under the merger agreement, Concho may establish a cash-based retention program in the aggregate amount of approximately $53 million to promote retention and to incentivize efforts to consummate the merger and to ensure a successful and efficient integration process. Allocations from this program may be made to any employee of Concho (including the executive officers). Any allocation from this program to an executive officer will be determined by the compensation committee of the Concho board and the terms of such awards will provide for vesting and payment no earlier than the closing date, subject to continued service with Concho through such date. As of the date of this joint proxy statement/prospectus, there are no agreements or arrangements regarding allocation of awards from the retention program to any of the executive officers, but it is expected that each executive officer will be allocated an award from this program in an amount equivalent to approximately the value of the following: Mr. Leach, 150,000 shares of Concho common stock ($7,000,000); Mr. Harper, 80,000 shares of Concho common stock ($3,700,000); Mr. Giraud, 70,000 shares of Concho common stock ($3,300,000); Mr. Counts, 25,000 shares of Concho common stock ($1,200,000); Ms. Schroer, 21,000 shares of Concho common stock ($1,000,000) and Concho's five executive officers who are not named executive officers, 70,000 shares of Concho common stock (in the aggregate) ($3,300,000). Actual allocations to the executive officers may be greater or less than the forgoing amount.

Other Compensation Matters

        In addition to the payments and benefits above, under the terms of the merger agreement, Concho may take certain compensation actions prior to the completion of the merger that will affect Concho's directors and executive officers, although determinations related to such actions have not been made as of the date of this proxy statement/prospectus and the impact of such actions is not reflected in the amounts estimated above. Among other actions, Concho may (1) accelerate the vesting and payment of certain compensatory amounts otherwise payable in January-March 2021 so that they are paid in December 2020, (2) provide that Mr. Harper's and Mr. Giraud's 2019 special restricted stock awards vest after closing in equal 1/3 portions on January 2 of 2022, 2023 and 2024 and (3) make annual base salary increases in the ordinary course of business for employees (including the executive officers) who are eligible to participate in the Executive Severance Plan.

New Employment Arrangements with ConocoPhillips

        In connection with entry into the merger agreement, ConocoPhillips and Timothy A. Leach entered into a term sheet regarding the terms of Mr. Leach's employment with ConocoPhillips after the effective time of the merger. Subsequently, Mr. Leach's term sheet was formalized by a letter agreement with ConocoPhillips and at such time, each of Jack F. Harper and C. William Giraud entered into a letter agreement with ConocoPhillips that will govern the terms of each officer's employment with ConocoPhillips after the effective time of the merger. As of the effective time of the merger, Mr. Leach will serve as Executive Vice President, Lower 48 and as a member of the ConocoPhillips Board, Mr. Harper will serve as President, Permian and Mr. Giraud will serve as Vice President and Chief Commercial Officer. Mr. Leach's annual base salary will be $1,100,000, his target annual short-term bonus opportunity will be 115% of his eligible earnings during the year and his target annual long-term equity incentive opportunity will be 440% of his previous year-end base salary. Mr. Harper's annual base salary will be $700,000 and Mr. Giraud's annual base salary will be $640,000, and each of Messrs. Harper and Giraud's target annual short-term bonus opportunity will be 76% of the officer's eligible earnings during the year and target annual long-term equity incentive opportunity will be 209% of the officer's previous year-end base salary. The letter agreements contemplate that Messrs. Leach, Harper and Giraud will first be eligible for ConocoPhillips annual long-term equity awards in the 2022 grant cycle and that such awards will be comprised 65% of performance-based restricted stock unit awards and 35% of time-vested restricted stock unit awards.

        In addition, upon the closing of the merger, each of Messrs. Leach, Harper and Giraud will be granted an inducement award in the form of ConocoPhillips restricted stock units with a value of $6,000,000, $3,500,000 and $3,000,000, respectively. The inducement awards will vest in equal portions on the first and second anniversaries of closing, subject to continued employment through each applicable vesting date (or earlier termination without cause (as defined in ConocoPhillips standard inducement awards) or resignation for good reason (as defined below)).

        Each of Messrs. Leach, Harper and Giraud have agreed to waive the right to participate in the Concho Executive Severance Plan as of immediately prior to the effective time of the merger and instead shall be eligible to participate in the ConocoPhillips Executive Severance Plan and Key Employee Change in Control Severance Plan on the same basis as other senior executives of ConocoPhillips. As it applies to the double-trigger vesting protection applicable to the ConocoPhillips restricted stock awards granted in respect of the Concho restricted stock awards and 2021-2023 performance unit awards pursuant to the merger agreement, each of Messrs. Leach, Harper and Giraud have waived the right to terminate his employment for "good reason" based upon the definition in the Concho Executive Severance Plan (which is based on a diminution of his current Concho position or current Concho compensation or relocation from Midland, TX) and instead "good reason" will mean (a) a material adverse change in the officer's position from that contemplated by the ConocoPhillips letter agreement; (b) a reduction in the officer's annual base salary or target annual cash incentive opportunity from that contemplated by the ConocoPhillips letter agreement (other than reductions that apply generally to similarly situated officers of ConocoPhillips); or (c) a required change in the location of the officer's principal place of employment by 50 miles or more from (i) both Houston, Texas and Midland, Texas (in the case of Mr. Leach), (ii) Midland, Texas (in the case of Mr. Harper) and (iii) Houston, Texas (in the case of Mr. Giraud).

        Other executive officers may enter into similar post-closing employment arrangements with ConocoPhillips, but as of the date of this joint proxy statement/prospectus, no other agreements have been reached.

Merger-Related Compensation

        This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation of each of Concho's named executive officers, that is based on or otherwise relates to the merger and that will or may become payable to the named executive officers at the completion of the merger or on a qualifying termination of employment upon or following the consummation of the merger. This compensation is referred to as "golden parachute" compensation by the applicable SEC disclosure rules, and in this section we use such term to describe the merger-related compensation payable to the Concho named executive officers. The "golden parachute" compensation payable to these individuals is subject to a non-binding advisory vote of Concho stockholders. The "named executive officers" are the individuals listed as such in Concho's most recent annual proxy statement.

        The table below sets forth, for the purposes of this golden parachute disclosure, the amount of payments and benefits (on a pre-tax basis) that each of Concho's named executive officers would receive based on the following: (i) the effective time of the merger occurs on February 1, 2021, (ii) each named executive officer experiences a qualifying termination at such time, (iii) the named executive officer's base salary rate and annual target bonus remain unchanged from that in effect as of the date of this filing, (iv) the Concho restricted stock awards, performance unit awards and other awards outstanding as of the date hereof (assuming there is no vesting between the date hereof and February 1, 2021), (v) the closing price of a share of Concho common stock on the completion of the merger is $46.82 (which itself is calculated by multiplying the Exchange Ratio by $32.07, the average closing price of a share of ConocoPhillips common stock over the first five business days following the first public announcement of the merger), and (vi) each named executive officer has properly executed any required releases and complied with all requirements (including any applicable restrictive covenants) necessary in order to receive the payments and benefits. Some of the assumptions used in the table below are based upon information not currently available and, as a result, the actual amounts to be received by any of the individuals below may materially differ from the amounts set forth below. Additional detail regarding the named executive officers' interests in the merger is provided above under the heading The Merger Proposal—Interests of Concho's Directors and Executive Officers in the Merger.

Golden Parachute Compensation

	Cash ($)(1)	Equity ($)(2)	Benefits ($)(3)	Other ($)(4)	Total ($)
Timothy A. Leach(5)	—	16,723,129	—	—	16,723,129	(6)
Jack F. Harper(5)	—	10,433,723	—	—	10,433,723	(7)
C. William Giraud(5)	—	9,335,757	—	—	9,335,757	(8)
Travis L. Counts	2,498,192	3,444,011	38,329	15,000	5,995,532
Brenda R. Schroer	2,375,973	2,968,287	27,303	15,000	5,386,563

(1)
The amount shown for each named executive officer consists of: (a) a lump sum cash severance equal to two and a quarter (2.25) for each of Mr. Counts and Ms. Schroer times the sum of the named executive officer's annual base salary and average three year bonus (assuming, for these purposes, that the 2020 bonus is paid at 200% of target) and (b) a pro rata portion of the named executive officer's target annual bonus for the 2021 calendar year, in each case, payable pursuant to the Concho executive severance plan and set forth in more detail below this footnote. The severance payment and the 2021 pro rata bonus payment are both considered to be double-trigger payments, which means that both a change in control, such as the merger, and a qualifying termination of employment must occur prior to any payment being provided to the named executive officer.

	Cash Severance ($)	Pro-Rata 2021 Bonus ($)	Total ($)
Timothy A. Leach	—	—	—
Jack F. Harper	—	—	—
C. William Giraud	—	—	—
Travis L. Counts	2,463,192	35,000	2,498,192
Brenda R. Schroer	2,342,640	33,333	2,375,973
(2)
As described above under the heading The Merger Proposal—Interests of Concho's Directors and Executive Officers in the Merger—Treatment of Concho Equity Awards, Concho restricted share awards are subject to double-trigger vesting and would be settled upon a qualifying termination and under the merger agreement, Concho performance unit awards (including the associated dividend equivalent payments) are subject to single-trigger vesting and payment in cash at the effective time of the merger, with performance deemed satisfied at two-thirds (2/3) of maximum performance (200% of target).

	Concho Restricted Share Awards (#)	Concho Restricted Share Awards ($)	Concho Performance Unit Awards @200% (#)	Concho Performance Unit Awards ($)	Total ($)
Timothy A. Leach	61,992	2,902,465	291,754	13,820,663	16,723,129
Jack F. Harper	57,782	2,705,353	163,076	7,728,370	10,433,723
C. William Giraud	60,908	2,851,713	136,796	6,484,044	9,335,757
Travis L. Counts	23,345	1,093,013	49,636	2,350,998	3,444,011
Brenda R. Schroer	20,302	950,540	42,602	2,017,747	2,968,287
(3)
The amounts shown in this column include 18 months of continued coverage for each eligible named executive officer and his or her dependents based on COBRA rates in effect as of the date of this joint proxy statement/prospectus. Along with the cash payments noted in the first column, these COBRA benefits would be considered double-trigger benefits.

(4)
The amounts shown in this column represent up to $15,000 in outplacement services (a double-trigger benefit).

(5)
As noted above in The Merger Proposal—Interests of Concho's Directors and Executive Officers in the Merger—New Employment Arrangements with ConocoPhillips, each of Messrs. Leach, Harper and Giraud have waived the right to participate in the Concho Executive Severance Plan as of immediately prior to the effective time of the merger and therefore, would not be eligible for any severance benefits thereunder upon a qualifying termination occurring concurrently with the closing of the merger. In addition, each officer's post-closing compensation and benefits from ConocoPhillips are excluded from the table because they are being paid pursuant to a bona fide post-closing employment agreement.

(6)
Because Mr. Leach is expected to continue to work for ConocoPhillips after the closing and as such will vest in his $2,902,465 of Concho restricted share awards over time per their terms, only

  $13,820,663 of the $16,723,129 amount (in respect of his Concho performance unit awards) is expected to be triggered by the merger.

(7)
Because Mr. Harper is expected to continue to work for ConocoPhillips after the closing and as such will vest in his $2,705,353 of Concho restricted share awards over time per their terms, only $7,728,370 of the $10,433,723 amount (in respect of his Concho performance unit awards) is expected to be triggered by the merger.

(8)
Because Mr. Giraud is expected to continue to work for ConocoPhillips after the closing and as such will vest in his $2,851,713 of Concho restricted share awards over time per their terms, only $6,484,044 of the $9,335,757 amount (in respect of his Concho performance unit awards) is expected to be triggered by the merger.

Indemnification and Insurance

        ConocoPhillips and the surviving corporation have agreed to, jointly and severally, indemnify, defend and hold harmless each person who is now, or has been at any time prior to October 18, 2020 or who becomes prior to the effective time of the merger, a director or officer of Concho or any of its subsidiaries or who acts as a fiduciary under any employee benefit plan sponsored, maintained, or contributed to by Concho, in each case, when acting in such capacity (whom we refer to as the "indemnified persons") against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments or amounts that are paid in settlement of, or incurred in connection with, any threatened or actual claim, action, suit, proceeding, investigation, grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other proceeding or order or ruling to which such indemnified person is a party or is otherwise involved (including as a witness) based on, in whole or in part, or arising out of, in whole or in part, the fact that such person is or was a director or officer of Concho or any of its subsidiaries, a fiduciary under any employee benefit plan sponsored, maintained, or contributed to by Concho or is or was serving at the request of Concho or any of its subsidiaries as a director, officer or fiduciary of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise, as applicable, or by reason of anything done or not done by such person in any such capacity, whether pertaining to any act or omission occurring or existing prior to or at, but not after, the effective time of the merger and whether asserted or claimed prior to, at or after the effective time of the merger (which liabilities we refer to as "indemnified liabilities"), including all indemnified liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to the merger agreement or the transactions contemplated by the merger agreement, in each case to the fullest extent permitted under applicable law (and ConocoPhillips and the surviving corporation will, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such claim, action, suit, proceeding or investigation to each indemnified person to the fullest extent permitted under applicable law).

        ConocoPhillips and the surviving corporation will not amend, repeal or otherwise modify any provision in the organizational documents of the surviving corporation or any of its subsidiaries in any manner that would affect (or manage the surviving corporation or its subsidiaries, with the intent to or in a manner that would affect) adversely the rights of any indemnified person to indemnification, exculpation and advancement except to the extent required by applicable law. ConocoPhillips and the surviving corporation will fulfill and honor any indemnification, expense advancement, or exculpation agreements between Concho or any of its subsidiaries and any of its directors or officers existing and in effect prior to October 18, 2020.

        ConocoPhillips and the surviving corporation will cause to be put in place, and ConocoPhillips will fully prepay immediately prior to the effective time of the merger, "tail" insurance policies with a claims period of at least six years from the effective time of the merger (which we refer to as the "tail period") from an insurance carrier with the same or better credit rating as Concho's current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope at least as favorable as Concho's existing policies, subject to a premium cap, with respect to matters, acts or omissions existing or occurring at or prior to, but not after, the effective time of the merger. For additional information, see the section entitled "The Merger Agreement—Indemnification; Directors' and Officers' Insurance."

Listing of ConocoPhillips Shares; Delisting and Deregistration of Concho Shares

        If the merger is completed, the shares of ConocoPhillips common stock to be issued in the merger will be listed for trading on the NYSE, shares of Concho common stock will be delisted from the NYSE and deregistered under the Exchange Act, and Concho will no longer be required to file periodic reports with the SEC pursuant to the Exchange Act.

Accounting Treatment of the Merger

        ConocoPhillips and Concho prepare their respective financial statements in accordance with GAAP. The accounting guidance for business combinations requires the use of the acquisition method of accounting for the merger, which requires the determination of the acquirer, the purchase price, the acquisition date, the fair value of assets and liabilities of the acquiree and the measurement of goodwill, if any. ConocoPhillips will be treated as the acquirer for accounting purposes.

Treatment of Indebtedness

        As of September 30, 2020, there were no outstanding borrowings under the Concho credit facility. Completion of the merger would constitute an event of default under the terms of the Concho credit facility. Accordingly, ConocoPhillips expects the facility to be terminated in connection with consummation of the merger.

        As of September 30, 2020, Concho had outstanding $1 billion aggregate principal amount of 3.750% Senior Notes due 2027, $1 billion aggregate principal amount of 4.300% of Senior Notes due 2028, $500 million of 2.400% Senior Notes due 2031, $800 million of 4.875% Senior Notes due 2047 and $600 million of 4.850% Senior Notes due 2048. The consummation of the transaction is not expected to provide the holders of the Concho Notes with any rights.

        On December 7, 2020, ConocoPhillips announced that, in connection with the merger, ConocoPhillips has commenced the Exchange Offers and Concho has commenced the Consent Solicitations. The Exchange Offers and Consent Solicitations are subject to the consummation of the merger. The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to conditions set forth in the offering memorandum and consent solicitation statement, dated as of December 7, 2020 (the "Offering Memorandum and Consent Solicitation Statement").

        This joint proxy statement/prospectus does not constitute an offer to sell or the solicitation of an offer to buy any debt securities of ConocoPhillips or Concho. It does not constitute a prospectus or prospectus equivalent document for any such securities. No offering of any debt securities of ConocoPhillips shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

        For a description of ConocoPhillips' and Concho's existing indebtedness, see ConocoPhillips' Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed on November 3, 2020, and Concho's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed on October 27, 2020, each of which is incorporated by reference into this joint proxy statement/prospectus. Documents relating to the Exchange Offers and Consent Solicitations will be distributed only to eligible holders of Existing Concho Notes who certify that they are either (a) "Qualified Institutional Buyers" as that term is defined in Rule 144A under the Securities Act, or (b) persons that are outside the "United States" and that (i) are not "U.S. persons," as those terms are defined in Rule 902 under the Securities Act, (ii) in the case of persons located in the European Economic Area or the United

Kingdom, are not "Retail Investors" (as defined in the Offering Memorandum and Consent Solicitation Statement), (iii) in the case of persons located in the United Kingdom, are "Relevant Persons" (as defined in the Offering Memorandum and Consent Solicitation Statement) and (iv) are not located in Canada. The complete terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum and Consent Solicitation Statement, a copy of which may be obtained by contacting Global Bondholder Services Corporation, the exchange agent and information agent in connection with the Exchange Offers and Consent Solicitations, at (866) 470-3800 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or Contact@gbsc-usa.com. The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/conocophillips.

Litigation Relating to the Merger

        As of December 9, 2020, four lawsuits have been filed in the United States District Court for the District of Delaware and one lawsuit has been filed in the United States Eastern District for the District of New York, each in connection with the merger.

        On November 23, 2020, Shiva Stein, a purported Concho stockholder, filed a complaint, Stein v. Concho Resources Inc. et al., C.A. No. 1:20-cv-01582-UNA, in the United States District Court for the District of Delaware, against Concho and the members of the Concho board (which we refer to as the "Stein lawsuit"). The Stein lawsuit alleges, among other things, that the registration statement on Form S-4 filed by ConocoPhillips on November 18, 2020 in connection with the merger fails to disclose certain information allegedly material to the Concho stockholders' vote in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other relief, the complaint seeks injunctive relief, including enjoining the merger unless and until the defendants disclose the allegedly omitted material information, rescinding the merger in the event the defendants consummate the merger (or awarding rescissory damages), damages, and an award of attorneys' and experts' fees.

        On November 23, 2020, Rayja Laxmi Chappidi, a second purported Concho stockholder, filed a complaint, Chappidi v. Concho Resources Inc. et al., C.A. No. 1:20-cv-01584-UNA, in the United States District Court for the District of Delaware, against Concho, the members of the Concho board, ConocoPhillips, and Merger Sub (which we refer to as the "Chappidi lawsuit"). The allegations, claims, and relief sought in the Chappidi lawsuit are substantially similar to those in the Stein lawsuit.

        On December 1, 2020, Gerald Joseph Lovoi, a purported ConocoPhillips stockholder, filed a complaint, Lovoi v. ConocoPhillips et al., C.A. No. 1:20-cv-01638-UNA, in the United States District Court for the District of Delaware, against ConocoPhillips and the members of the ConocoPhillips board (which we refer to as the "Lovoi" lawsuit). The Lovoi lawsuit alleges, among other things, that the registration statement on Form S-4 filed in connection with the merger fails to disclose certain information allegedly material to the ConocoPhillips stockholders' vote in violation of Sections 14(a) and 20(a) of the Exchange Act and Rule 14a-9 promulgated thereunder. Among other relief, the complaint seeks injunctive relief, including enjoining the merger unless and until the defendants disclose the allegedly omitted material information, rescinding the merger in the event the defendants consummate the merger (or awarding rescissory damages), damages, and an award of attorneys' and experts' fees.

        On December 4, 2020, Gabriel Ortiz, a purported Concho stockholder, filed a complaint, Ortiz v. Concho Resources Inc. et al., C.A. No. 1:20-cv-05886, in the United States District Court for the Eastern District of New York against Concho and the members of the Concho board (which we refer to as the "Ortiz" lawsuit). The allegations, claims, and relief sought in the Ortiz lawsuit are substantially similar to those in the Stein and Chappidi lawsuits.

        On December 9, 2020, Robert Davydov, a purported ConocoPhillips stockholder, filed a complaint, Davydov v. ConocoPhillips et al., C.A. No. 1:20-cv-01674-UNA, in the United States District Court for the District of Delaware, against ConocoPhillips and the members of the ConocoPhillips board (which we refer to as the "Davydov" lawsuit). The Davydov lawsuit alleges, among other things, that the registration statement on Form S-4 filed in connection with the merger fails to disclose certain information allegedly material to the ConocoPhillips stockholders' vote in violation of Section 14(a) of the Exchange Act and Rule 14(a)-9 promulgated thereunder. The relief sought in the Davydov lawsuit is substantially similar to that in the Lovoi lawsuit.

        Each of ConocoPhillips and Concho believes that the allegations in the complaints are without merit. Additional lawsuits arising out of the merger may also be filed in the future.

THE MERGER AGREEMENT

        This section describes the material terms of the merger agreement, which was executed on October 18, 2020. The description of the merger agreement in this section and elsewhere in this joint proxy statement/prospectus is qualified in its entirety by reference to the complete text of the merger agreement, a copy of which is attached as Annex A to this joint proxy statement/prospectus and is incorporated by reference herein in its entirety. This summary does not purport to be complete and may not contain all of the information about the merger agreement that is important to you. You are encouraged to read the merger agreement carefully and in its entirety because it is the legal document that governs the merger.

Explanatory Note Regarding the Merger Agreement

        The merger agreement and this summary are included solely to provide you with information regarding the terms of the merger agreement. Factual disclosures about ConocoPhillips, Concho, or any of their respective subsidiaries or affiliates contained in this joint proxy statement/prospectus or in ConocoPhillips' or Concho's public reports filed with the SEC may supplement, update or modify the factual disclosures about ConocoPhillips or Concho, as applicable, contained in the merger agreement. The representations, warranties and covenants made in the merger agreement by ConocoPhillips, Concho and Merger Sub were made solely for the purposes of the merger agreement and as of specific dates and were qualified and subject to important limitations agreed to by ConocoPhillips, Concho and Merger Sub in connection with negotiating the terms of the merger agreement. In particular, in your review of the representations and warranties contained in the merger agreement and described in this summary, it is important to bear in mind that the representations and warranties were negotiated with the principal purposes of establishing the circumstances in which a party to the merger agreement may have the right not to complete the merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties to the merger agreement, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the SEC, and in some cases were qualified by the matters contained in the respective disclosure letters that ConocoPhillips and Concho delivered to each other in connection with the merger agreement, which disclosures were not reflected in the merger agreement. Moreover, information concerning the subject matter of the representations and warranties, which do not purport to be accurate as of the date of this joint proxy statement/prospectus, may have changed since October 18, 2020. You should not rely on the merger agreement representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts of ConocoPhillips, Concho and Merger Sub or any of their respective subsidiaries or affiliates.

The Merger

        Upon the terms and subject to the conditions of the merger agreement, at the effective time of the merger, Merger Sub will be merged with and into Concho in accordance with the DGCL. As a result of the merger, the separate existence of Merger Sub will cease and Concho will continue its existence under the laws of the State of Delaware as the surviving corporation (in such capacity, we sometimes refer to Concho as the "surviving corporation").

        At the effective time of the merger, the merger will have the effects set forth in the merger agreement and the applicable provisions of the DGCL and all the property, rights, privileges, powers and franchises of each of Concho and Merger Sub will vest in the surviving corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of Concho and Merger Sub will become the debts, liabilities, obligations, restrictions, disabilities and duties of the surviving corporation.

Closing

        Unless otherwise mutually agreed to in writing between ConocoPhillips and Concho, the completion of the merger will take place at 8:00 a.m. Houston, Texas time on the second business day immediately following the satisfaction or waiver of the conditions to the completion of the merger (other than any such conditions which by their nature cannot be satisfied until the closing date, which will be required to be so satisfied or (to the extent permitted by applicable law) waived in accordance with the merger agreement on the closing date). For more information on the conditions to the completion of the merger, please see the section entitled "The Merger Agreement—Conditions to the Completion of the Merger." We refer to the date on which the completion of the merger occurs as the "closing date."

        As soon as practicable on the closing date after the completion of the merger, a certificate of merger prepared and executed in accordance with the relevant provisions of the DGCL will be filed with the Office of the Secretary of State of the State of Delaware and the merger will become effective upon the filing and acceptance of such certificate of merger with the Office of the Secretary of State of the State of Delaware, or at such later time as agreed in writing by ConocoPhillips and Concho and specified in such certificate of merger.

Organizational Documents; Directors and Officers

        At the effective time of the merger, the certificate of incorporation of Concho in effect immediately prior to the effective time of the merger will be amended and restated in its entirety as of the effective time of the merger to be in the form set forth in Annex B to the merger agreement, and as so amended will be the certificate of incorporation of the surviving corporation, until duly amended, in accordance with the provisions of the merger agreement and as provided therein or by applicable law.

        ConocoPhillips and Concho have agreed to take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the effective time of the merger will be the bylaws of the surviving corporation, until duly amended, in accordance with the provisions of the merger agreement and as provided therein or by applicable law.

        ConocoPhillips and Concho have agreed to take all necessary action such that from and after the effective time of the merger, the directors of Merger Sub will be the directors of the surviving corporation and the officers of Merger Sub will be the officers of the surviving corporation, and such directors and officers will serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the organizational documents of the surviving corporation.

        Prior to the effective time of the merger, ConocoPhillips has agreed to take all necessary corporate action so that upon and after the effective time of the merger, the size of the ConocoPhillips board is increased by one member, and, prior to the completion of the merger, Concho's Chairman and Chief Executive Officer as of the date of the merger agreement (provided he remains in such positions as of immediately prior to the completion of the merger or else a member of the Concho board mutually agreed between Concho and ConocoPhillips) is appointed to the ConocoPhillips board to fill the vacancy on the ConocoPhillips board created by such increase. In addition, ConocoPhillips, through the ConocoPhillips board, has agreed to take all necessary action to nominate such new director for election to the ConocoPhillips board in the proxy statement relating to the first annual meeting of the stockholders of ConocoPhillips following the completion of the merger.

        Upon the completion of the merger, the current directors and executive officers of ConocoPhillips are expected to continue in their current positions, other than as may be publicly announced by ConocoPhillips in the normal course. In addition, Concho's Chairman and Chief Executive Officer,

Concho's President and Concho's Executive Vice President and Chief Operating Officer will each become an executive officer of ConocoPhillips.

Effect of the Merger on Capital Stock; Merger Consideration

        At the effective time of the merger, by virtue of the merger and without any action on the part of ConocoPhillips, Merger Sub, Concho, or any holder of any securities of ConocoPhillips, Merger Sub or Concho:

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  Each share of capital stock of Merger Sub issued and outstanding immediately prior to the effective time of the merger will be converted into and will represent one fully paid and nonassessable share of common stock of the surviving corporation.

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  Each share of Concho common stock issued and outstanding immediately prior to the effective time of the merger (excluding any excluded shares or converted shares (as such terms are defined below) and any Concho restricted stock awards) will be converted into the right to receive from ConocoPhillips that number of fully-paid and nonassessable shares of ConocoPhillips common stock equal to 1.46 (the merger consideration).

        All such shares of Concho common stock, when so converted, will cease to be outstanding and will automatically be canceled and cease to exist. Each holder of a share of Concho common stock that was outstanding immediately prior to the effective time of the merger (excluding any excluded shares or converted shares) will cease to have any rights with respect thereto, except the right to receive the merger consideration, any dividends or other distributions paid with respect to such shares following the effective time and any cash to be paid in lieu of any fractional shares of ConocoPhillips common stock.

        All shares of Concho common stock held by Concho as treasury shares or by ConocoPhillips or Merger Sub immediately prior to the effective time of the merger and, in each case, not held on behalf of third parties (which we refer to collectively as "excluded shares") will automatically be canceled and cease to exist as of the effective time of the merger, and no consideration will be delivered in exchange for excluded shares.

        Each share of Concho common stock that is owned by any direct or indirect subsidiary of Concho or ConocoPhillips (other than Merger Sub) (which we refer to collectively as "converted shares") will automatically be converted into a number of fully-paid and nonassessable shares of ConocoPhillips common stock equal to 1.46, subject to adjustment as described below.

        In the event of any change in the number of shares of Concho or ConocoPhillips common stock or securities convertible or exchangeable into or exercisable for shares of Concho or ConocoPhillips common stock (in each case issued and outstanding after October 18, 2020 and before the effective time) by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like, the merger consideration will be equitably adjusted to reflect the effect of such change.

Treatment of Concho Equity Awards in the Merger

Concho Restricted Stock.

        At the effective time of the merger, each outstanding award of shares of Concho restricted stock (other than those awards that fully vest by their terms at the effective time) granted under the Concho stock plan will be converted into an award in respect of the number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the number of shares of Concho common stock subject to the award multiplied by the exchange ratio. Each outstanding award of Concho restricted stock that fully vests by its terms at the effective time will vest and be converted into the right to receive the merger consideration in respect of each share subject to the award.

Concho Performance Units

        At the effective time of the merger, each outstanding award of shares of Concho performance units (other than those awards that might be granted following October 18, 2020) will vest and be converted into the right to receive an amount in cash equal to the value of the merger consideration in respect of each share subject to the award. Applicable performance goals for such Concho performance units will be deemed satisfied at two-thirds (2/3) of maximum performance (which is 200% of target) for active employees and any former employee who, as of the effective time of the merger, serves on the Concho board, and based on actual performance for former employees (and, for former employees, the number of shares subject to the award will be prorated to the extent contemplated by the applicable award agreement). Each outstanding Concho performance unit granted after October 18, 2020 will be converted into a time-vesting award in respect of a number of shares of restricted common stock of ConocoPhillips equal to the product, rounded to the nearest whole share, of the target number of shares of Concho common stock subject to the award multiplied by the exchange ratio. The cash value of the merger consideration will be determined based on the volume weighted average price of ConocoPhillips common stock for the five (5) consecutive trading days ending two (2) trading days prior to the closing date as reported by Bloomberg, L.P.

Payment for Securities; Exchange

        Prior to the effective time of the merger, ConocoPhillips has agreed to enter into an agreement with Computershare Inc. and its wholly owned subsidiary, Computershare Trust Company, N.A., to act as agent for the holders of Concho common stock in connection with the merger (which we refer to as the "exchange agent"). Promptly after the effective time, ConocoPhillips has agreed to deposit with the exchange agent, for the benefit of the holders of eligible shares Concho common stock, the number of shares of ConocoPhillips common stock issuable as merger consideration pursuant to the merger agreement. ConocoPhillips has also agreed to make available to the exchange agent, from time to time as needed, cash sufficient to pay certain dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration and to make payments in lieu of fractional shares. ConocoPhillips or the surviving corporation will pay all charges and expenses, including those of the exchange agent, in connection with the exchange of shares pursuant to the merger agreement.

Certificates

        As soon as practicable after the effective time of the merger, ConocoPhillips has agreed to cause the exchange agent to deliver to each record holder of Concho common stock certificates, as of immediately prior to the effective time, a notice advising such holders of the effectiveness of the merger and a letter of transmittal and instructions for use in effecting the surrender of Concho common stock certificates for payment of the merger consideration. Upon surrender to the exchange agent of a Concho common stock certificate, together with the letter of transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the exchange agent, the holder of such Concho common stock certificate will be entitled to receive in exchange therefor (i) one or more shares of ConocoPhillips common stock (which will be in uncertificated book-entry form) representing, in the aggregate, the whole number of shares of ConocoPhillips common stock, if any, that such holder has the right to receive pursuant to the merger agreement (after taking into account all shares of Concho common stock then held by such holder) and (ii) a check in the amount equal to the cash payable in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration, as subject to applicable provisions of the merger agreement.

Non-DTC Book-Entry Shares

        As soon as practicable after the effective time of the merger, ConocoPhillips has agreed to cause the exchange agent to deliver to each record holder, as of immediately prior to the effective time of the merger, of Concho book-entry shares not held through DTC, (i) a notice advising such holders of the effectiveness of the merger, (ii) a statement reflecting the number of shares of ConocoPhillips common stock (which will be in uncertificated book-entry form) representing, in the aggregate, the whole number of shares of ConocoPhillips common stock, if any, that such holder has the right to receive pursuant to the merger agreement (after taking into account all shares of Concho common stock then held by such holder) and (iii) a check in the amount equal to the cash payable in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration, as subject to applicable provisions of the merger agreement.

DTC Book-Entry Shares

        With respect to Concho book-entry shares held through DTC, ConocoPhillips and Concho have agreed to cooperate to establish procedures with the exchange agent and DTC to ensure the exchange agent will transmit to DTC or its nominees as soon as reasonably practicable on or after the closing date, upon surrender of the shares held of record by DTC, the merger consideration, cash in lieu of any fractional shares of ConocoPhillips common stock and any dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration (as subject to applicable provisions of the merger agreement), in each case, that DTC has the right to receive.

No Interest

        No interest will be paid or accrued on any amount payable for shares of Concho common stock eligible to receive the merger consideration pursuant to the merger agreement.

Termination of Rights

        All merger consideration and any cash in lieu of fractional shares of ConocoPhillips common stock paid upon the surrender of certificates will be deemed to have been paid in full satisfaction of all rights pertaining to such Concho common stock. At the effective time of the merger, the stock transfer books of the surviving corporation will be closed immediately, and there will be no further registration of transfers on the stock transfer books of the surviving corporation of the shares of Concho common stock that were outstanding immediately prior to the effective time of the merger. If, after the effective time of the merger, Concho common stock certificates are presented to the surviving corporation for any reason, they will be canceled and exchanged for the merger consideration, any cash in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration.

No Liability

        None of the surviving corporation, ConocoPhillips, Merger Sub, or the exchange agent will be liable to any holder of Concho common stock for any amount of merger consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat, or similar law.

Lost, Stolen, or Destroyed Certificates

        If any Concho common stock certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Concho common stock certificate to be lost, stolen or destroyed and, if reasonably required by the surviving corporation, the posting by such person of a bond in such reasonable amount as the surviving corporation may direct as indemnity against any claim that may be made against it with respect to such Concho common stock certificate, the exchange agent will issue in exchange for such lost, stolen or destroyed Concho common stock certificate the merger consideration, any cash in lieu of any fractional shares of ConocoPhillips common stock and dividends and other distributions on the shares of ConocoPhillips common stock issuable as merger consideration.

No Fractional Shares of ConocoPhillips Common Stock

        No Concho common stock certificates or scrip or shares representing fractional shares of ConocoPhillips common stock will be issued upon the exchange of eligible shares of Concho common stock, and such fractional share interests will not entitle the owner of such fractional share interests to vote or to have any rights of a stockholder of ConocoPhillips or a holder of shares of ConocoPhillips common stock. Each holder of shares exchanged pursuant to the merger who would otherwise have been entitled to receive a fraction of a share of ConocoPhillips common stock (after taking into account all certificates and book-entry shares held by such holder) will receive, in lieu of such fractional shares of ConocoPhillips common stock, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of ConocoPhillips common stock multiplied by (ii) the volume weighted average price of ConocoPhillips common stock for the five consecutive trading days ending two trading days prior to the closing date as reported by Bloomberg, L.P.

Withholding Taxes

        ConocoPhillips, Merger Sub, the surviving corporation and the exchange agent are entitled to deduct and withhold from any amounts otherwise payable pursuant to the merger agreement any amount required to be deducted and withheld with respect to the making of such payment under applicable law and will pay the amount deducted or withheld to the appropriate taxing authority in accordance with applicable law. ConocoPhillips, Merger Sub, the surviving corporation and the exchange agent, as the case may be, will cooperate in good faith to minimize any such deduction or withholding. To the extent such amounts are so deducted or withheld and paid over to the appropriate taxing authority by ConocoPhillips, Merger Sub, the surviving corporation or the exchange agent, as the case may be, such deducted or withheld amounts will be treated for all purposes of the merger agreement as having been paid to the person in respect of which such deduction or withholding was made.

No Appraisal Rights

        In accordance with the DGCL, no appraisal rights will be available with respect to the transactions contemplated by the merger agreement.

Representations and Warranties

Representations and Warranties

        The merger agreement contains customary and, in certain cases, reciprocal, representations and warranties by Concho and ConocoPhillips that are subject, in some cases, to specified exceptions and qualifications contained in the merger agreement, in forms, reports, certifications, schedules, statements and documents filed with or furnished to the SEC by Concho or ConocoPhillips, as applicable, from December 31, 2019 and prior to October 18, 2020 or in the disclosure letters delivered by Concho and

ConocoPhillips to each other in connection with the merger agreement. These representations and warranties relate to, among other things:

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  organization, good standing and qualification to conduct business;

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  capitalization, including regarding:

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  the number of shares of common stock, preferred stock and/or other capital stock of ConocoPhillips (or, as applicable, Concho) issued, outstanding and/or reserved for issuance, and that such stock has been duly authorized and validly issued;

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  the absence of pre-emptive rights and other rights giving any persons the right to acquire, or requiring ConocoPhillips or its subsidiaries (or, as applicable, Concho and its subsidiaries) to sell, any securities of ConocoPhillips and its subsidiaries (or, as applicable, Concho and its subsidiaries) or any securities convertible into or exchangeable or exercisable for, or giving any person a right to subscribe for or acquire, any such securities;

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  the absence of obligations of ConocoPhillips or its subsidiaries (or, as applicable, Concho and its subsidiaries) to redeem or otherwise acquire any securities of it or its affiliates or any securities convertible into or exchangeable or exercisable for, or giving any person a right to subscribe for or acquire, any such securities;

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  the absence of any bonds, debentures, notes or other obligations the holders of which have the right to vote, or which are convertible into securities having the right to vote on any matters on which the ConocoPhillips stockholders and its subsidiaries (or, as applicable, Concho and its subsidiaries) may vote; and

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  the absence of any stockholders agreements, voting trusts or other agreements, other than disclosed agreements.

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  corporate authority and approval relating to the execution, delivery and performance of the merger agreement, including regarding the approval by the ConocoPhillips board and Concho board of the merger agreement and the transactions contemplated by the merger agreement;

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  the absence of a default or adverse change in the rights or obligations under any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which ConocoPhillips or any of its subsidiaries (or, as applicable, Concho or any of Concho's subsidiaries) are a party or violation of ConocoPhillips' (or, as applicable, Concho's) organizational documents as a result of entering into, delivering and performing under the merger agreement and consummating the merger;

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  governmental filings, notices, reports, registrations, approvals, consents, ratifications, permits, permissions, waivers or expirations of waiting periods or authorizations required in connection with the execution, delivery and performance of the merger agreement and the completion of the merger;

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  filings with the SEC since December 31, 2018 and the financial statements included therein;

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  compliance with the applicable requirements under the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002;

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  the conduct of business in the ordinary course of business since June 30, 2020;

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  the absence of certain undisclosed liabilities;

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  compliance with applicable laws, the absence of governmental investigations and the possession of and compliance with licenses and permits necessary for the conduct of business;

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  labor matters;

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  tax matters;

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  the absence of certain legal proceedings, investigations and governmental orders against ConocoPhillips and its subsidiaries (or, as applicable, against Concho and its subsidiaries);

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  certain consents and permissions of third parties required to conduct the business of ConocoPhillips and its subsidiaries (or, as applicable, Concho and its subsidiaries);

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  environmental matters;

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  receipt by ConocoPhillips (or, as applicable, Concho) of a fairness opinion from its financial advisor(s) regarding the fairness of the exchange ratio;

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  the absence of any undisclosed broker's or finder's fees; and

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  certain regulatory matters relating to utilities and investment companies.

        The merger agreement also contains additional representations and warranties by Concho relating to the following, among other things:

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  the absence of interests in any material joint venture, or, directly or indirectly, equity securities or other similar equity interests or obligations to consummate any material additional investment in any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, governmental entity, association or unincorporated organization, or any other form of business or professional entity, other than Concho's subsidiaries and disclosed joint ventures;

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  the absence since June 30, 2020 of any material damage, destruction or other casualty loss with respect to any of Concho's material assets or property;

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  employee benefit plans;

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  the absence of any undisclosed related party transactions;

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  intellectual property matters;

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  real property;

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  certain oil and gas matters;

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  certain material contracts;

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  hedging arrangements and derivative transactions;

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  insurance;

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  certain regulatory matters relating to Concho's natural gas pipeline systems and related facilities;

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  inapplicability of anti-takeover laws; and

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  the number of and vesting schedule for Concho equity awards.

        The merger agreement also contains additional representations and warranties by ConocoPhillips and Merger Sub relating to the following, among other things:

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  ownership of shares of Concho common stock;

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  the conduct of the business of Merger Sub; and

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  the capitalization of Merger Sub.

Definition of Material Adverse Effect

        A "material adverse effect" means, when used with respect to ConocoPhillips or Concho, as applicable, any fact, circumstance, effect, change, event or development that (i) would prevent, materially delay or materially impair the ability of such party or its subsidiaries to consummate the merger and the other transaction contemplated by the merger agreement or (ii) has, or would have, a material adverse effect on the financial condition, business, or results of operations of such party and its subsidiaries, taken as a whole, except, however, that with respect to the foregoing clause (ii) only, no effect (by itself or when aggregated or taken together with any and all other effects) to the extent directly or indirectly resulting from, arising out of, attributable to, or related to any of the following will be deemed to be or constitute a material adverse effect or will be taken into account when determining whether a material adverse effect has occurred or may, would or could occur:

  •
  general economic conditions (or changes in such conditions) or conditions in the global economy generally;

  •
  conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets, including changes in interest rates and changes in exchange rates for the currencies of any countries and any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

  •
  conditions (or changes in such conditions) in the oil and gas exploration, development or production industry (including changes in commodity prices, general market prices and regulatory changes affecting the industry);

  •
  political conditions (or changes in such conditions, including any changes or developments arising from or in connection with the November 3, 2020 United States federal elections) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);

  •
  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, pandemics (including the existence and impact of the COVID-19 pandemic) or weather conditions;

  •
  the announcement of the merger agreement or the pendency or consummation of the merger and the other transactions contemplated by the merger agreement (other than with respect to any representation or warranty that is intended to address the consequences of the execution or delivery of the merger agreement or the announcement or consummation of the merger and the other transactions contemplated by the merger agreement);

  •
  compliance with the terms of, or the taking of any action expressly permitted or required by, the merger agreement (except for certain obligations under the merger agreement to operate in the ordinary course (or similar obligations));

  •
  changes in law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; or

  •
  any changes in such party's stock price or the trading volume of such party's stock, or any failure by such party to meet any analysts' estimates or expectations of such party's revenue, earnings or other financial performance or results of operations for any period, or any failure by such party or any of its subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a material adverse effect).

        Notwithstanding the foregoing, if such effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the first five bullets directly above (excluding any effects arising from, resulting from or related to COVID-19 or the November 3, 2020 United States federal elections) disproportionately adversely affect such party and its subsidiaries, taken as a whole, as compared to other similarly situated industry participants (with Concho being compared to independent exploration and production companies primarily focused in the Permian Basin and ConocoPhillips being compared to independent diversified exploration and production companies), in which case only the incremental disproportionate impact will be taken into account when determining whether a material adverse effect has occurred or may, would or could occur.

        A "Concho material adverse effect" means a material adverse effect with respect to Concho, and a "ConocoPhillips material adverse effect" means a material adverse effect with respect to ConocoPhillips.

Interim Operations of Concho and ConocoPhillips Pending the Merger

Interim Operations of Concho

        Concho has agreed that, subject to certain exceptions set forth in the merger agreement, the disclosure letter it delivered to ConocoPhillips in connection with the merger agreement, any actions required by applicable law, any actions required to comply with COVID-19 measures or otherwise taken (or not taken) by Concho reasonably in good faith to respond to COVID-19 or COVID-19 measures, or otherwise consented to by ConocoPhillips in writing (which consent will not be unreasonably withheld, delayed or conditioned), until the earlier of the effective time of the merger and the termination of the merger agreement, it will, and will cause each of its subsidiaries to, use reasonable best efforts to:

  •
  conduct its business in the ordinary course; and

  •
  preserve substantially intact its present business organization, goodwill and assets, to keep available the services of its current officers and employees and preserve its existing relationships with governmental entities and its significant customers, suppliers, licensors, licensees, distributors, lessors and others having significant business dealings with Concho.

        In addition, Concho has further agreed that, subject to certain exceptions set forth in the merger agreement, the disclosure letter it delivered to ConocoPhillips in connection with the merger agreement, or otherwise consented to by ConocoPhillips in writing (which consent will not be unreasonably withheld, delayed or conditioned), until the earlier of the effective time of the merger and the termination of the merger agreement, Concho will not, and will not permit its subsidiaries to:

  •
  declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, Concho or its subsidiaries, except for regular quarterly cash dividends (or corresponding dividend equivalents in respect of equity awards) payable by Concho in the ordinary course (excluding any special dividends) in an amount not to exceed $0.20 per share of Concho common stock and dividends and distributions by a direct or indirect wholly owned subsidiary of Concho to Concho or another direct or indirect wholly owned subsidiary of Concho;

  •
  split, combine or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for equity interests in Concho or any of its subsidiaries;

  •
  purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Concho or any subsidiary of Concho, except as required by the terms of any capital stock or equity interest of a subsidiary existing and disclosed to ConocoPhillips as of October 18, 2020 or to satisfy any applicable tax withholding in respect of the vesting or settlement of any Concho restricted stock awards or Concho performance unit awards outstanding as of October 18, 2020, in accordance with the terms of the Concho stock plan and applicable award agreements;

  •
  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Concho or any of its subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than (i) the delivery of Concho common stock upon the vesting or lapse of any restrictions on any Concho restricted stock awards or Concho performance unit awards outstanding on October 18, 2020 in accordance with the terms of the Concho stock plan and applicable award agreements, (ii) issuances by a wholly owned subsidiary of Concho of such subsidiary's capital stock or other equity interests to Concho or any other wholly owned subsidiary of Concho and (iii) shares of capital stock issued as a dividend made in accordance with the merger agreement;

  •
  amend or propose to amend Concho's certificate of incorporation or bylaws (other than to adopt a forum selection provision contemplated by the merger agreement) or amend or propose to amend the organizational documents of any of Concho's subsidiaries (other than, in the case of Concho's subsidiaries, ministerial changes);

  •
  merge, consolidate, combine or amalgamate with any person other than between wholly owned subsidiaries of Concho or acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, in each case other than acquisitions for which the consideration is less than $50 million individually or in the aggregate;

  •
  sell, lease, transfer, farmout, license, encumber (other than encumbrances permitted by the merger agreement), discontinue or otherwise dispose of, or agree to sell, lease, transfer, farmout, license, encumber (other than encumbrances permitted by the merger agreement), discontinue or otherwise dispose of, any portion of its assets or properties, other than (i) sales, leases or dispositions for which the consideration is less than $50 million in the aggregate; (ii) the sale of hydrocarbons in the ordinary course; or (iii) asset swaps that have a fair market value of less than $50 million in the aggregate; provided that Concho may not sell any assets if, as a result of such sale, Concho would fail the "substantially-all test" of Section 368(a) of the Code;

  •
  authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Concho or any of its subsidiaries, other than such transactions among wholly owned subsidiaries of Concho;

  •
  change in any material respect their material accounting principles, practices or methods, except as required by GAAP or applicable law;

  •
  make (other than in the ordinary course), change or revoke any material election relating to taxes, change an annual tax accounting period, adopt (other than in the ordinary course) or change any tax accounting method, file any material amended tax return (other than as required pursuant to a "determination" within the meaning of Section 1313(a) of the Internal Revenue Code (or any analogous provision of state, local or foreign law)), enter into any closing agreement with respect to material taxes, settle or compromise any material tax claim, audit, assessment or dispute, surrender any right to claim a material refund, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material tax (other than in the ordinary course) or take any action which is reasonably likely to result in a material increase in the tax liability of Concho or its subsidiaries (other than in the ordinary course or as required pursuant to a "determination" within the meaning of Section 1313(a) of the Internal Revenue Code (or any analogous provision of state, local or foreign law));

  •
  grant any increases in the compensation or benefits payable or to become payable to any of its current or former directors, officers, employees or other service providers, except as required by applicable law or as required by the terms of an employee benefit plan sponsored, maintained or contributed to by Concho (which we refer to herein as an "Concho plan") existing as of October 18, 2020;

  •
  take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits;

  •
  grant any new equity-based or non-equity awards, amend or modify the terms of any outstanding equity-based or non-equity awards, pay any incentive or performance-based compensation or benefits, or approve treatment of outstanding equity awards in connection with the transactions contemplated by the merger agreement that is inconsistent with the treatment contemplated by the merger agreement;

  •
  pay or agree to pay to any current or former director, officer, employee or other service provider any pension, retirement allowance or other benefit not required by the terms of any Concho plan existing as of October 18, 2020;

  •
  enter into any new, or amend any existing, employment or severance or termination agreement with any current or former director, officer, employee or other service provider;

  •
  establish any Concho plan which was not in existence prior to October 18, 2020, or amend or terminate any such Concho plan in existence on October 18, 2020, other than de minimis administrative amendments that do not have the effect of enhancing any benefits thereunder or otherwise resulting in increased costs to Concho;

  •
  hire or promote any employee or engage any other service provider (who is a natural person) who is (or would be) an executive officer or who has (or would have) an annualized target compensation opportunity (including base compensation, target annual bonus opportunity and target long-term incentive opportunity) in excess of $250,000;

  •
  terminate the employment of any employee or other service provider who has an annualized target compensation opportunity (including base compensation, target annual bonus opportunity and target long-term incentive opportunity) in excess of $250,000 or any executive officer, in each case, other than for cause;

  •
  enter into, amend or terminate any collective bargaining agreement or other labor agreement;

  •
  retire, repay, defease, repurchase, discharge, satisfy or redeem all or any portion of the outstanding aggregate principal amount of Concho's indebtedness that has a repayment cost, "make whole" amount, prepayment penalty or similar obligation (other than indebtedness incurred by Concho or its subsidiaries and owed to Concho or its subsidiaries), other than any such amounts under Concho's existing credit facility;

  •
  incur, create or assume any indebtedness or guarantee any such indebtedness of another person or create any encumbrances on any property or assets of Concho or any of its subsidiaries in connection with any indebtedness thereof, other than encumbrances permitted by the merger agreement, except for: (i) the incurrence of indebtedness under existing credit facilities in the ordinary course and in no event exceeding $500 million of borrowings in the aggregate, (ii) the incurrence of indebtedness by Concho that is owed to any wholly owned subsidiary of Concho or by any subsidiary of Concho that is owed to Concho or a wholly owned subsidiary of Concho, (iii) the incurrence of indebtedness incurred or assumed in connection with certain acquisitions permitted by the merger agreement, (iv) the incurrence of indebtedness in an amount not to exceed $3 million or (v) the creation of any encumbrances securing any indebtedness permitted by the foregoing exceptions;

  •
  enter into any contract that would be a Company Contract (as defined in the merger agreement), if it were in effect on October 18, 2020 or modify, amend, terminate or assign, or waive or assign any rights under, any Company Contract (as defined in the merger agreement, including the renewal of an existing Company Contract on substantially the same terms in the ordinary course), other than in each case, with respect to certain contracts only, in the ordinary course;

  •
  enter into any material derivative transactions without notifying ConocoPhillips within a reasonably practicable amount of time thereafter;

  •
  cancel, modify or waive any debts or claims held by Concho or any of its subsidiaries or waive any rights held by Concho or any of its subsidiaries having in each case a value in excess of $5 million in the aggregate;

  •
  waive, release, assign, settle or compromise or offer or propose to waive, release, assign, settle or compromise, any proceeding (excluding any audit, claim or other proceeding in respect of taxes) other than (i) the settlement of such proceedings involving only the payment of monetary damages by Concho or any of its subsidiaries of any amount not exceeding $10 million in the aggregate and (ii) as would not result in any restriction on future activity or conduct or a finding or admission of a violation of law; except that Concho will be permitted to settle any transaction litigation in accordance with the merger agreement;

  •
  make or commit to make any capital expenditures that are, in the aggregate, greater than $500 million in any fiscal quarter, except for capital expenditures to repair damage resulting from insured casualty events or capital expenditures required on an emergency basis or for the safety of individuals, assets or the environment;

  •
  take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would prevent or impede, or would be reasonably likely to prevent or impede, the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

  •
  take any action or omit to take any action that is reasonably likely to cause any of the conditions to the merger set forth in the merger agreement to not be satisfied, as further described in the section entitled "The Merger Agreement—Conditions to the Completion of the Merger"; or

  •
  agree to take any action described above.

Interim Operations of ConocoPhillips

        ConocoPhillips has agreed that, subject to certain exceptions set forth in the merger agreement, the disclosure letter ConocoPhillips delivered to Concho in connection with the merger agreement, any actions required by applicable law, any actions required to comply with COVID-19 measures or otherwise taken (or not taken) by ConocoPhillips reasonably in good faith to respond to COVID-19 or COVID-19 measures, or otherwise consented to by Concho in writing (which consent will not be unreasonably withheld, delayed or conditioned) until the earlier of the effective time of the merger and the termination of the merger agreement pursuant to the merger agreement, it will, and will cause each of its subsidiaries to, use reasonable best efforts to:

  •
  conduct its business in the ordinary course; and

  •
  preserve substantially intact its present business organization, goodwill and assets, to keep available the services of its current officers and employees and preserve its existing relationships with governmental entities and its significant customers, suppliers, licensors, licensees, distributors, lessors and others having significant business dealings with ConocoPhillips.

        In addition, ConocoPhillips has further agreed that, subject to certain exceptions set forth in the merger agreement, the disclosure letter ConocoPhillips delivered to Concho in connection with the merger agreement, required by applicable law, or otherwise consented to by Concho in writing (which consent will not be unreasonably withheld, delayed or conditioned), until the earlier of the effective time of the merger and the termination of the merger agreement, ConocoPhillips will not, and will not permit its subsidiaries to:

  •
  declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, ConocoPhillips or its subsidiaries, except for regular quarterly cash dividends (or corresponding dividend equivalents in respect of equity awards) payable by ConocoPhillips in the ordinary course (excluding any special dividends) and dividends and distributions by a direct or indirect wholly owned subsidiary of ConocoPhillips to ConocoPhillips or another direct or indirect wholly owned subsidiary of ConocoPhillips;

  •
  split, combine or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for equity interests in ConocoPhillips or any of its subsidiaries;

  •
  purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, ConocoPhillips, except as required by the terms of any capital stock or equity interest of a subsidiary, as contemplated by any ConocoPhillips plan, in each case existing as of October 18, 2020 or as contemplated by any share buyback plan publicly disclosed prior to October 18, 2020;

  •
  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, ConocoPhillips or any of its subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than (i) the issuance of ConocoPhillips common stock upon the vesting or lapse of any restrictions on any awards granted under ConocoPhillips' stock plans and outstanding on October 18, 2020 or issued in compliance with the merger agreement, (ii) issuances of awards granted under ConocoPhillips' stock plans in the ordinary course; or (iii) issuances by a wholly owned subsidiary of ConocoPhillips of such subsidiary's capital stock or other equity interests to ConocoPhillips or any other wholly owned subsidiary of ConocoPhillips;

  •
  amend or propose to amend ConocoPhillips' certificate of incorporation or bylaws (other than in immaterial respects) or adopt any material change in the organizational documents of any of ConocoPhillips' subsidiaries that would prevent, delay or impair the ability of the parties to consummate the transactions contemplated by the merger agreement or otherwise adversely affect the consummation of the transactions;

  •
  authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of ConocoPhillips or any of its subsidiaries, other than, in each case, as would not otherwise prevent, delay or impair the consummation of the transactions contemplated by the merger agreement;

  •
  sell, lease, transfer, farmout, license, encumber (other than encumbrances permitted by the merger agreement), discontinue or otherwise dispose of, or agree to sell, lease, transfer, farmout, license, encumber (other than encumbrances permitted by the merger agreement), discontinue or otherwise dispose of, any portion of its assets or properties, in each case, other than (i) the sale of hydrocarbons in the ordinary course or (ii) any such transactions that do not involve consideration valued in excess of $500 million individually or $1 billion in the aggregate (in each case, subject to the merger agreement) and as would not prevent, delay or impair the ability of the parties to consummate the transactions contemplated by the merger agreement;

  •
  other than certain acquisitions permitted by the merger agreement, among other things, providing for aggregate consideration solely in cash, not requiring ConocoPhillips stockholder approval and not involving consideration valued in excess of $500 million individually or $1 billion in the aggregate (in each case subject to the terms of the merger agreement), acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or assets of any corporation, partnership, association or other business organization or division thereof;

  •
  incur, create or assume any indebtedness, or guarantee any such indebtedness of another person;

  •
  create any encumbrances on any property or assets of ConocoPhillips or any of its subsidiaries in connection with any indebtedness thereof, other than encumbrances permitted by the merger agreement or as would not or would not reasonably be expected to cause ConocoPhillips to lose its investment grade credit rating;

  •
  take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would prevent or impede, or would be reasonably likely to prevent or impede, the merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

  •
  take any action or omit to take any action that is reasonably likely to cause any of the conditions to the merger set forth in the merger agreement to not be satisfied, further described in the section entitled "The Merger Agreement—Conditions to the Completion of the Merger"; or

  •
  agree to take any action described above.

No Solicitation; Changes of Recommendation

No Solicitation by ConocoPhillips

        ConocoPhillips has agreed that, from and after October 18, 2020, ConocoPhillips and its officers and directors will, will cause ConocoPhillips' subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other representatives of ConocoPhillips and its subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations ongoing with any third party with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a "ConocoPhillips competing proposal" (as defined below). ConocoPhillips has agreed that by October 19, 2020, ConocoPhillips will have delivered written notice to each third party that has received non-public information regarding ConocoPhillips for purposes of evaluating any transaction that could be a ConocoPhillips competing proposal within the twelve months prior to October 18, 2020 requesting the return or destruction of all confidential information concerning ConocoPhillips, and must terminate any data access related to any potential ConocoPhillips competing proposal previously granted to such third parties.

        ConocoPhillips has also agreed that, from and after October 18, 2020, ConocoPhillips and its officers and directors will not, will cause ConocoPhillips' subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other representatives of ConocoPhillips and its subsidiaries not to, directly or indirectly:

  •
  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a ConocoPhillips competing proposal;

  •
  engage in, continue or otherwise participate in any discussions with any person with respect to or negotiations with any person with respect to, relating to, or in furtherance of a ConocoPhillips competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a ConocoPhillips competing proposal;

  •
  furnish any information regarding ConocoPhillips or its subsidiaries, or access to the properties, assets or employees of ConocoPhillips or its subsidiaries, to any person in connection with or in response to any ConocoPhillips competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a ConocoPhillips competing proposal;

  •
  enter into any letter of intent or agreement in principal, or other agreement providing for a ConocoPhillips competing proposal (other than certain confidentiality agreements entered into as permitted by the merger agreement); or

  •
  submit any ConocoPhillips competing proposal to the vote of ConocoPhillips stockholders.

        Notwithstanding the above restrictions, ConocoPhillips or any of its representatives may, in response to an inquiry or proposal from a third party, inform a third party or its representative of the "no solicitation" obligations described above (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted under the merger agreement).

        From and after October 18, 2020, ConocoPhillips has agreed to promptly (and in any event within the shorter of one business day or 48 hours) notify Concho of the receipt by ConocoPhillips (directly or indirectly) of any ConocoPhillips competing proposal or any expression of interest, inquiry, proposal or offer with respect to a ConocoPhillips competing proposal made on or after October 18, 2020, any request for information or data relating to ConocoPhillips or any of its subsidiaries made by any person in connection with a ConocoPhillips competing proposal or any request for discussions or negotiations with ConocoPhillips or a representative of ConocoPhillips relating to a ConocoPhillips competing proposal (including the identity of such person), and ConocoPhillips will provide to Concho promptly (and in any event within the shorter of one business day or 48 hours) (i) a copy of any such expression of interest, inquiry, proposal or offer with respect to a ConocoPhillips competing proposal made in writing provided to ConocoPhillips or any of its subsidiaries or (ii) any such expression of interest, inquiry, proposal or offer with respect to a ConocoPhillips competing proposal not (or any portion thereof is not) made in writing, a written summary of the material financial and other terms thereof. Thereafter ConocoPhillips has agreed to (i) keep Concho reasonably informed, on a prompt basis (and in any event within the shorter of one business day or 48 hours), of any material development regarding the status or terms of any such expressions of interest, proposals or offers (including any amendments thereto) or material requests and will promptly (and in any event within the shorter of one business day or 48 hours) apprise Concho of the status of any such discussions or negotiations and (ii) provide to Concho as soon as practicable after receipt or delivery thereof (and in any event within the shorter of one business day or 48 hours) copies of all material written correspondence and other material written materials provided to ConocoPhillips or its representatives from any person. ConocoPhillips has agreed to notify Concho if ConocoPhillips determines to begin providing information or to engage in discussions or negotiations concerning a ConocoPhillips competing proposal, prior to providing any such information or engaging in any such discussions or negotiations.

ConocoPhillips: No Solicitation Exceptions

        Prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, ConocoPhillips and its representatives may engage in the second and third bullets in the second paragraph of the section directly above with any person if (i) ConocoPhillips receives a bona fide written ConocoPhillips competing proposal from such person that was not solicited at any time after October 18, 2020; and (ii) such ConocoPhillips competing proposal did not arise from a breach of the obligations described in "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by ConocoPhillips"; provided, however, that:

  •
  no information that is prohibited from being furnished pursuant to the "no solicitation" obligations described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by ConocoPhillips" may be furnished until ConocoPhillips receives an executed confidentiality agreement, subject to certain conditions, including that the terms of such confidentiality agreement are no less favorable to ConocoPhillips in the aggregate than the terms of the Confidentiality Agreement, dated October 5, 2020, between Concho and ConocoPhillips, as determined by the ConocoPhillips board in good faith after consultation with its legal counsel;

  •
  any non-public information furnished to such person will have previously been made available to Concho or is made available to Concho prior to or concurrently with the time such information is made available to such person;

  •
  prior to taking any such actions, the ConocoPhillips board or any committee of the ConocoPhillips board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such ConocoPhillips competing proposal is, or would reasonably be expected to lead to, a ConocoPhillips superior proposal; and

  •
  prior to taking any such actions, the ConocoPhillips board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law.

No Solicitation by Concho

        Concho has agreed that, from and after October 18, 2020, Concho and its officers and directors will, will cause Concho's subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other representatives of Concho and its subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations ongoing with any third party with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a "Concho competing proposal" (as defined below). Concho has agreed that by October 19, 2020, Concho will have delivered written notice to each third party that has received non-public information regarding Concho for purposes of evaluating any transaction that could be a Concho competing proposal within the twelve months prior to October 18, 2020 requesting the return or destruction of all confidential information concerning Concho, and must terminate any data access related to any potential Concho competing proposal previously granted to such third parties.

        Concho has also agreed that, from and after October 18, 2020, Concho and its officers and directors will not, will cause Concho's subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other representatives of Concho and its subsidiaries not to, directly or indirectly:

  •
  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a Concho competing proposal;

  •
  engage in, continue or otherwise participate in any discussions with any person with respect to or negotiations with any person with respect to, relating to, or in furtherance of a Concho competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Concho competing proposal;

  •
  furnish any information regarding Concho or its subsidiaries, or access to the properties, assets or employees of Concho or its subsidiaries, to any person in connection with or in response to any Concho competing proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Concho competing proposal;

  •
  enter into any letter of intent or agreement in principal, or other agreement providing for a Concho competing proposal (other than certain confidentiality agreements entered into as permitted by the merger agreement); or

  •
  submit any Concho competing proposal to the vote of Concho stockholders.

        Notwithstanding the above restrictions, Concho or any of its representatives may, in response to an inquiry or proposal from a third party, inform a third party or its representative of the "no solicitation" obligations described above (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted under the merger agreement).

        From and after October 18, 2020, Concho has agreed to promptly (and in any event within the shorter of one business day or 48 hours) notify ConocoPhillips of the receipt by Concho (directly or indirectly) of any Concho competing proposal or any expression of interest, inquiry, proposal or offer with respect to a Concho competing proposal made on or after October 18, 2020, any request for information or data relating to Concho or any of its subsidiaries made by any person in connection with a Concho competing proposal or any request for discussions or negotiations with Concho or a representative of Concho relating to a Concho competing proposal (including the identity of such person), and Concho will provide to ConocoPhillips promptly (and in any event within the shorter of one business day or 48 hours) (i) a copy of any such expression of interest, inquiry, proposal or offer with respect to a Concho competing proposal made in writing provided to Concho or any of its subsidiaries or (ii) any such expression of interest, inquiry, proposal or offer with respect to a Concho competing proposal not (or any portion thereof is not) made in writing, a written summary of the material financial and other terms thereof. Thereafter Concho has agreed to (i) keep ConocoPhillips reasonably informed, on a prompt basis (and in any event within the shorter of one business day or 48 hours), of any material development regarding the status or terms of any such expressions of interest, proposals or offers (including any amendments thereto) or material requests and will promptly (and in any event within the shorter of one business day or 48 hours) apprise ConocoPhillips of the status of any such discussions or negotiations and (ii) provide to ConocoPhillips as soon as practicable after receipt or delivery thereof (and in any event within the shorter of one business day or 48 hours) copies of all material written correspondence and other material written materials provided to Concho or its representatives from any person. Concho has agreed to notify ConocoPhillips if Concho determines to begin providing information or to engage in discussions or negotiations concerning a Concho competing proposal, prior to providing any such information or engaging in any such discussions or negotiations.

Concho: No Solicitation Exceptions

        Prior to, but not after, the time the merger proposal has been approved by Concho stockholders, Concho and its representatives may engage in the second and third bullets in the second paragraph of the section directly above with any person if (i) Concho receives a bona fide written Concho competing proposal from such person that was not solicited at any time after October 18, 2020; and (ii) such Concho competing proposal did not arise from a breach of the obligations described in "The Merger

Agreement—No Solicitation; Changes of Recommendation—No Solicitation by Concho"; provided, however, that:

  •
  no information that is prohibited from being furnished pursuant to the "no solicitation" obligations described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by Concho" may be furnished until Concho receives an executed confidentiality agreement, subject to certain conditions, including that the terms of such confidentiality agreement are no less favorable to Concho in the aggregate than the terms of the Confidentiality Agreement, dated October 5, 2020, between ConocoPhillips and Concho, as determined by the Concho board in good faith after consultation with its legal counsel;

  •
  any non-public information furnished to such person will have previously been made available to ConocoPhillips or is made available to ConocoPhillips prior to or concurrently with the time such information is made available to such person;

  •
  prior to taking any such actions, the Concho board or any committee of the Concho board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Concho competing proposal is, or would reasonably be expected to lead to, a Concho superior proposal; and

  •
  prior to taking any such actions, the Concho board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law.

ConocoPhillips: Restrictions on Changes of Recommendation

        Subject to certain exceptions described below, the ConocoPhillips board, including any committee of the ConocoPhillips board, may not:

  •
  withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to Concho or Merger Sub, its recommendation that ConocoPhillips stockholders approve the ConocoPhillips issuance proposal;

  •
  fail to include its recommendation that ConocoPhillips stockholders approve the ConocoPhillips issuance proposal in this joint proxy statement/prospectus;

  •
  approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any ConocoPhillips competing proposal;

  •
  publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than certain confidentiality agreements) relating to a ConocoPhillips competing proposal;

  •
  in the case of a ConocoPhillips competing proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of ConocoPhillips common stock (other than by Concho or an affiliate of Concho), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three business days prior to the date of the ConocoPhillips special meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date of the ConocoPhillips special meeting) or (B) 10 business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer;

  •
  if a ConocoPhillips competing proposal will have been publicly announced or disclosed (other than pursuant to the bullet directly above), fail to publicly reaffirm its recommendation that ConocoPhillips stockholders approve the ConocoPhillips issuance proposal on or prior to the earlier of (A) five business days after Concho so requests in writing or (B) three business days prior to the date of the ConocoPhillips special meeting (or promptly after announcement or disclosure of such ConocoPhillips competing proposal if announced or disclosed on or after the third business day prior to the date of the ConocoPhillips special meeting); or

  •
  cause or permit ConocoPhillips to enter into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than certain confidentiality agreements) relating to a ConocoPhillips competing proposal.

        We refer to the taking of any of the actions described in the seven bullets directly above as a "ConocoPhillips recommendation change."

Concho: Restrictions on Changes of Recommendation

        Subject to certain exceptions described below, the Concho board, including any committee of the Concho board, may not:

  •
  withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to ConocoPhillips or Merger Sub, its recommendation that Concho stockholders approve the merger proposal;

  •
  fail to include its recommendation that Concho stockholders approve the merger proposal in this joint proxy statement/prospectus;

  •
  approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any Concho competing proposal;

  •
  publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than certain confidentiality agreements) relating to a Concho competing proposal;

  •
  in the case of a Concho competing proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Concho common stock (other than by ConocoPhillips or an affiliate of ConocoPhillips), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three business days prior to the date of the Concho special meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third business day prior to the date of the Concho special meeting) or (B) 10 business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer;

  •
  if a Concho competing proposal will have been publicly announced or disclosed (other than pursuant to the bullet directly above), fail to publicly reaffirm its recommendation that Concho stockholders approve the merger proposal on or prior to the earlier of (A) five business days after ConocoPhillips so requests in writing or (B) three business days prior to the date of the Concho special meeting (or promptly after announcement or disclosure of such Concho competing proposal if announced or disclosed on or after the third business day prior to the date of the Concho special meeting); or

  •
  cause or permit Concho to enter into a letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than certain confidentiality agreements) relating to a Concho competing proposal.

        We refer to the taking of any of the actions described in the seven bullets directly above as a "Concho recommendation change."

ConocoPhillips: Permitted Changes of Recommendation in Connection with a ConocoPhillips Superior Proposal

        Prior to, but not after, the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, in response to a bona fide written ConocoPhillips competing proposal from a third party that was not solicited at any time following October 18, 2020, is expressly conditioned upon the non-consummation of the transactions contemplated by the merger agreement (including the failure to satisfy any of the closing conditions required by the merger agreement), and did not arise from a breach of the obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by ConocoPhillips" if the ConocoPhillips board so chooses, the ConocoPhillips board may effect a ConocoPhillips recommendation change (but may not terminate the merger agreement) if:

  •
  the ConocoPhillips board determines in good faith after consultation with its financial advisors and outside legal counsel that such ConocoPhillips competing proposal is a ConocoPhillips superior proposal;

  •
  the ConocoPhillips board determines in good faith, after consultation with its outside legal counsel, that failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips superior proposal would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law;

  •
  ConocoPhillips provides Concho written notice of such proposed action and the basis of such proposed action three business days in advance, which notice will set forth in writing that the ConocoPhillips board intends to consider whether to take such action and include a copy of the available proposed ConocoPhillips competing proposal and any applicable transaction and financing documents;

  •
  after giving such notice and prior to effecting such ConocoPhillips recommendation change, ConocoPhillips negotiates in good faith with Concho (to the extent Concho wishes to negotiate) to make such adjustments or revisions to the terms of the merger agreement as would permit the ConocoPhillips board not to effect a ConocoPhillips recommendation change; and

  •
  at the end of the three-business-day period, prior to taking action to effect a ConocoPhillips recommendation change, the ConocoPhillips board takes into account any adjustments or revisions to the terms of the merger agreement proposed by Concho in writing and any other information offered by Concho in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the ConocoPhillips competing proposal remains a ConocoPhillips superior proposal and that the failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips superior proposal would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law.

        In the event of any material amendment or material modification to any ConocoPhillips superior proposal, ConocoPhillips will be required to deliver a new written notice to Concho and to comply with the foregoing requirements with respect to such new written notice, except that the advance written notice obligation will be reduced to one business day. Any amendment or modification to the economic terms of any such ConocoPhillips superior proposal will be deemed material for the purposes of the foregoing sentence.

ConocoPhillips: Permitted Changes of Recommendation in Connection with Intervening Events

        Prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, in response to a ConocoPhillips intervening event that occurs or arises after October 18, 2020 and that did not arise from or in connection with a breach of the merger agreement by ConocoPhillips, ConocoPhillips may, if the ConocoPhillips board so chooses, effect a ConocoPhillips recommendation change (but may not terminate the merger agreement) if:

  •
  the ConocoPhillips board determines in good faith after consultation with its financial advisors and outside legal counsel that a ConocoPhillips intervening event has occurred;

  •
  the ConocoPhillips board determines in good faith, after consultation with its outside legal counsel, that failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips intervening event would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law;

  •
  ConocoPhillips provides Concho written notice of such proposed action and the basis of such proposed action three business days in advance, which notice will set forth in writing that the ConocoPhillips board intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the ConocoPhillips intervening event;

  •
  after giving such notice and prior to effecting such ConocoPhillips recommendation change, ConocoPhillips negotiates in good faith with Concho (to the extent Concho wishes to negotiate) to make such adjustments or revisions to the terms of the merger agreement as would permit the ConocoPhillips board not to effect a ConocoPhillips recommendation change in response thereto; and

  •
  at the end of the three-business-day period, prior to taking action to effect a ConocoPhillips recommendation change, the ConocoPhillips board takes into account any adjustments or revisions to the terms of the agreement proposed by Concho in writing and any other information offered by Concho in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the failure to effect a ConocoPhillips recommendation change in response to such ConocoPhillips intervening event would be inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law.

        In the event of any material changes regarding any ConocoPhillips intervening event, ConocoPhillips will be required to deliver a new written notice to Concho and to comply with the foregoing requirements with respect to such new written notice, except that the advance written notice obligation will be reduced to one business day.

        A "ConocoPhillips intervening event" is a material development or change in circumstance that occurs or arises after October 18, 2020 that was not known to or reasonably foreseeable by the ConocoPhillips board as of October 18, 2020, (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the ConocoPhillips board as of October 18, 2020), except that in no event will (i) the receipt, existence or terms of an actual or possible ConocoPhillips competing proposal or ConocoPhillips superior proposal, (ii) any effect relating to Concho or any of its subsidiaries that does not amount to a material adverse effect, individually or in the aggregate, (iii) any change, in and of itself, in the price or trading volume of shares of ConocoPhillips common stock or Concho common stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a ConocoPhillips intervening event, to the extent otherwise permitted by this definition), (iv) the fact that ConocoPhillips or any of its subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a ConocoPhillips intervening event, to the extent otherwise permitted by this definition), (v) conditions (or changes in such conditions) in the oil and gas exploration and production industry (including changes in commodity prices, general market prices and political or regulatory changes affecting the industry or any changes in applicable law) or (vi) any opportunity to acquire (by merger, joint venture, partnership, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties or businesses from, or enter into any licensing, collaborating or similar arrangements with, any other person (including certain acquisitions permitted by the merger agreement), constitute a ConocoPhillips intervening event.

Concho: Permitted Changes of Recommendation in Connection with a Concho Superior Proposal

        Prior to, but not after, the merger proposal has been approved by Concho stockholders, in response to a bona fide written Concho competing proposal from a third party that was not solicited at any time following October 18, 2020 and did not arise from a breach of the obligations described above and in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation—No Solicitation by Concho" if the Concho board so chooses, the Concho board may effect a Concho recommendation change (but may not terminate the merger agreement) if:

  •
  the Concho board determines in good faith after consultation with its financial advisors and outside legal counsel that such Concho competing proposal is a Concho superior proposal;

  •
  the Concho board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Concho recommendation change in response to such Concho superior proposal would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law;

  •
  Concho provides ConocoPhillips written notice of such proposed action and the basis of such proposed action three business days in advance, which notice will set forth in writing that the Concho board intends to consider whether to take such action and include a copy of the available proposed Concho competing proposal and any applicable transaction and financing documents;

  •
  after giving such notice and prior to effecting such Concho recommendation change, Concho negotiates in good faith with ConocoPhillips (to the extent ConocoPhillips wishes to negotiate) to make such adjustments or revisions to the terms of the merger agreement as would permit the Concho board not to effect a Concho recommendation change; and

  •
  at the end of the three-business-day period, prior to taking action to effect a Concho recommendation change, the Concho board takes into account any adjustments or revisions to the terms of the merger agreement proposed by ConocoPhillips in writing and any other information offered by ConocoPhillips in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the Concho competing proposal remains a Concho superior proposal and that the failure to effect a Concho recommendation change in response to such Concho superior proposal would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law.

        In the event of any material amendment or material modification to any Concho superior proposal, Concho will be required to deliver a new written notice to ConocoPhillips and to comply with the foregoing requirements with respect to such new written notice, except that the advance written notice obligation will be reduced to one business day. Any amendment or modification to the economic terms of any such Concho superior proposal will be deemed material for the purposes of the foregoing sentence.

Concho: Permitted Changes of Recommendation in Connection with Intervening Events

        Prior to, but not after, the time the merger proposal has been approved by Concho stockholders, in response to a Concho intervening event that occurs or arises after October 18, 2020 and that did not arise from or in connection with a breach of the merger agreement by Concho, Concho may, if the Concho board so chooses, effect a Concho recommendation change (but may not terminate the merger agreement) if:

  •
  the Concho board determines in good faith after consultation with its financial advisors and outside legal counsel that a Concho intervening event has occurred;

  •
  the Concho board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Concho recommendation change in response to such Concho intervening event would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law;

  •
  Concho provides ConocoPhillips written notice of such proposed action and the basis of such proposed action three business days in advance, which notice will set forth in writing that the Concho board intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the Concho intervening event;

  •
  after giving such notice and prior to effecting such Concho recommendation change, Concho negotiates in good faith with ConocoPhillips (to the extent ConocoPhillips wishes to negotiate) to make such adjustments or revisions to the terms of the merger agreement as would permit the Concho board not to effect a Concho recommendation change in response thereto; and

  •
  at the end of the three-business-day period, prior to taking action to effect a Concho recommendation change, the Concho board takes into account any adjustments or revisions to the terms of the agreement proposed by ConocoPhillips in writing and any other information offered by ConocoPhillips in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the failure to effect a Concho recommendation change in response to such Concho intervening event would be inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law.

        In the event of any material changes regarding any Concho intervening event, Concho will be required to deliver a new written notice to ConocoPhillips and to comply with the foregoing requirements with respect to such new written notice, except that the advance written notice obligation will be reduced to one business day.

        A "Concho intervening event" is a material development or change in circumstance that occurs or arises after October 18, 2020 that was not known to or reasonably foreseeable by the Concho board as of October 18, 2020 (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Concho board as of October 18, 2020); except that in no event will (i) the receipt, existence or terms of an actual or possible Concho competing proposal or Concho superior proposal, (ii) any effect relating to ConocoPhillips or any of its subsidiaries that does not amount to a material adverse effect, individually or in the aggregate, (iii) any change, in and of itself, in the price or trading volume of shares of Concho common stock or ConocoPhillips common stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Concho intervening event, to the extent otherwise permitted by this definition), (iv) the fact that Concho or any of its subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Concho intervening event, to the extent otherwise permitted by this definition) or (v) conditions (or changes in such conditions) in the oil and gas exploration and production industry (including changes in commodity prices, general market prices and political or regulatory changes affecting the industry or any changes in applicable law), constitute a Concho intervening event.

ConocoPhillips: Confidentiality and Standstill Arrangements

        From October 18, 2020 and continuing until the earlier of the effective time of the merger and the termination of the merger agreement, ConocoPhillips has agreed not to (and it will cause its subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality, "standstill" or similar agreement to which it or any of its subsidiaries is a party. However, prior to, but not after, the time the ConocoPhillips issuance proposal has been approved by ConocoPhillips stockholders, if, in response to an unsolicited request from a third party to waive any "standstill" or similar provision, the ConocoPhillips board determines in good faith, after consultation with its outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law, ConocoPhillips may waive any such "standstill" or similar provision solely to the extent necessary to permit a third party to make a ConocoPhillips competing proposal, on a confidential basis, to the ConocoPhillips board and communicate such waiver to the applicable third party. ConocoPhillips must advise Concho at least two business days prior to taking such action. ConocoPhillips has represented and warranted to Concho that it has not taken any action that (i) would be prohibited by this paragraph or (ii) but for the ability to avoid actions inconsistent with the fiduciary duties owed by the ConocoPhillips board to the stockholders of ConocoPhillips under applicable law, would have been prohibited by this paragraph during the 30 days prior to October 18, 2020.

Concho: Confidentiality and Standstill Arrangements

        From October 18, 2020 and continuing until the earlier of the effective time of the merger and the termination of the merger agreement, Concho has agreed not to (and it will cause its subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality, "standstill" or similar agreement to which it or any of its subsidiaries is a party. However, prior to, but not after, the time the merger proposal has been approved by Concho stockholders, if, in response to an unsolicited request from a third party to waive any "standstill" or similar provision, the Concho board determines in good faith, after consultation with its outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law, Concho may waive any such "standstill" or similar provision solely to the extent necessary to permit a third party to make a Concho competing proposal, on a confidential basis, to the Concho board and communicate such waiver to the applicable third party. Concho must advise ConocoPhillips at least two business days prior to taking such action. Concho has represented and warranted to ConocoPhillips that it has not taken any action that (i) would be prohibited by this paragraph or (ii) but for the ability to avoid actions inconsistent with the fiduciary duties owed by the Concho board to the stockholders of Concho under applicable law, would have been prohibited by this paragraph during the 30 days prior to October 18, 2020.

Certain Permitted Disclosure

        The Concho board or the ConocoPhillips board may, after consultation with their respective outside legal counsel, make such disclosures as each determines in good faith are necessary to comply with Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or other disclosure required to be made in this joint proxy statement/prospectus by applicable U.S. federal securities laws. If such disclosure has the effect of withdrawing or adversely modifying, in the case of ConocoPhillips, the recommendation of the ConocoPhillips board that its stockholders vote in favor of the ConocoPhillips issuance proposal or, in the case of Concho, the recommendation of the Concho board that its stockholders vote in favor of the merger proposal, such disclosure will be deemed to be a ConocoPhillips recommendation change or a Concho recommendation change, as applicable, and the other party will have the right to terminate the merger agreement.

Definitions of Competing Proposals

        A "ConocoPhillips competing proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions only with Concho or any of its subsidiaries) involving, directly or indirectly:

  •
  any acquisition (by asset purchase, stock purchase, merger, or otherwise) by any third party or group of any business or assets of ConocoPhillips or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that generated 20% or more of the value of ConocoPhillips' and its subsidiaries' assets (by fair market value), net revenue or EBITDA for the preceding 12 months, or any license, lease or long-term supply agreement having a similar economic effect, except in connection with certain acquisitions permitted by the merger agreement;

  •
  any acquisition of beneficial ownership by any third party or group of 20% or more of the outstanding shares of ConocoPhillips common stock or any other securities entitled to vote on the election of directors or any tender or exchange offer that would result in that person or group beneficially owning 20% or more of the outstanding shares of ConocoPhillips common stock or any other securities entitled to vote on the election of directors, except in connection with certain acquisitions permitted by the merger agreement; or

  •
  any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving ConocoPhillips.

  •
  A "Concho competing proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions only with ConocoPhillips or any of its subsidiaries) involving, directly or indirectly:

  •
  any acquisition (by asset purchase, stock purchase, merger, or otherwise) by any third party or group of any business or assets of Concho or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that generated 20% or more of the value of Concho's and its subsidiaries' assets (by fair market value), net revenue or EBITDA for the preceding 12 months, or any license, lease or long-term supply agreement having a similar economic effect;

  •
  any acquisition of beneficial ownership by any third party or group of 20% or more of the outstanding shares of Concho common stock or any other securities entitled to vote on the election of directors or any tender or exchange offer that would result in that person or group beneficially owning 20% or more of the outstanding shares of Concho common stock or any other securities entitled to vote on the election of directors; or

  •
  any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Concho or any of its subsidiaries.

Definitions of Superior Proposals

        A "ConocoPhillips superior proposal" means a bona fide written proposal that is not solicited after October 18, 2020 and is made after such date by any person or group (other than Concho or any of its affiliates) to acquire, directly or indirectly, (i) businesses or assets of ConocoPhillips or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that account for all or substantially all of the fair market value of such assets or that generated all or substantially all of ConocoPhillips' and its subsidiaries' net revenue or EBITDA for the preceding 12 months, respectively, or (ii) all or substantially all of the outstanding shares of ConocoPhillips common stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that, in the good faith determination of the ConocoPhillips board, after consultation with its financial advisors:

  •
  if consummated, would result in a transaction more favorable to ConocoPhillips' stockholders from a financial point of view than the merger (after taking into account the time likely to be required to consummate such proposal and any adjustments or revisions to the terms of the merger agreement offered by Concho in response to such proposal or otherwise);

  •
  is reasonably likely to be consummated on the terms proposed, taking into account any legal, financial, regulatory and stockholder approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, the identity of the person or persons making the proposal and any other aspects considered relevant by the ConocoPhillips board; and

  •
  if applicable, financing is fully committed or reasonably determined to be available by the ConocoPhillips board.

        A "Concho superior proposal" means a bona fide written proposal that is not solicited after October 18, 2020 and is made after such date by any person or group (other than ConocoPhillips or any of its affiliates) to acquire, directly or indirectly, (i) businesses or assets of Concho or any of its subsidiaries (including capital stock of or ownership interest in any subsidiary) that account for all or substantially all of the fair market value of such assets or that generated all or substantially all of Concho's and its subsidiaries' net revenue or EBITDA for the preceding 12 months, respectively, or (ii) all or substantially all of the outstanding shares of Concho common stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that, in the good faith determination of the Concho board, after consultation with its financial advisors:

  •
  if consummated, would result in a transaction more favorable to Concho's stockholders from a financial point of view than the merger (after taking into account the time likely to be required to consummate such proposal and any adjustments or revisions to the terms of the merger agreement offered by ConocoPhillips in response to such proposal or otherwise);

  •
  is reasonably likely to be consummated on the terms proposed, taking into account any legal, financial, regulatory and stockholder approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, the identity of the person or persons making the proposal and any other aspects considered relevant by the Concho board; and

  •
  if applicable, financing is fully committed or reasonably determined to be available by the Concho board.

Preparation of Joint Proxy Statement/Prospectus and Registration Statement

        ConocoPhillips has agreed to promptly furnish to Concho such data and information relating to it, its subsidiaries (including Merger Sub) and the holders of its capital stock, as Concho may reasonably request for the purpose of including such data and information in this joint proxy statement/prospectus and any amendments or supplements hereto used by Concho to obtain the adoption by the Concho stockholders of the merger agreement. Concho has agreed to promptly furnish to ConocoPhillips such data and information relating to it, its subsidiaries and the holders of its capital stock, as ConocoPhillips may reasonably request for the purpose of including such data and information in this joint proxy statement/prospectus and any amendments or supplements hereto and the registration statement, of which this joint proxy statement/prospectus forms a part, and any amendments or supplements thereto.

        Concho and ConocoPhillips have agreed to each use reasonable best efforts to cause this joint proxy statement/prospectus and the registration statement, of which this joint proxy statement/prospectus forms a part, to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. ConocoPhillips and Concho will each use its reasonable best efforts to cause the registration statement, of which this joint proxy statement/prospectus forms a part, to become effective under the Securities Act as soon after such filing as reasonably practicable and ConocoPhillips will use reasonable best efforts to keep the registration statement, of which this joint proxy statement/prospectus forms a part, effective as long as is necessary to consummate the merger. Each of Concho and ConocoPhillips will advise the other promptly after it receives any request by the SEC for amendment of this joint proxy statement/prospectus or the registration statement, of which this joint proxy statement/prospectus forms a part, or comments thereon and responses thereto or any request by the SEC for additional information. Each of Concho and ConocoPhillips have agreed to use reasonable best efforts to cause all documents that it is responsible for filing with the SEC in connection with the transactions contemplated by the merger agreement to comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

        Prior to filing the registration statement, of which this joint proxy statement/prospectus forms a part (or any amendment or supplement thereto), or mailing this joint proxy statement/prospectus (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of Concho and ConocoPhillips has agreed to (i) provide the other with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) include in such document or response all comments reasonably and promptly proposed by the other and (iii) not file or mail such document or respond to the SEC prior to receiving the approval of the other, which approval will not be unreasonably withheld, conditioned or delayed.

        ConocoPhillips and Concho have agreed to make all necessary filings with respect to the merger and the transactions contemplated by the merger agreement under the Securities Act, the Exchange Act and applicable blue sky laws and the rules and regulations thereunder. Each party will advise the other, promptly after it receives notice thereof, of the time when the registration statement, of which this joint proxy statement/prospectus forms a part, has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the ConocoPhillips common stock issuable in connection with the merger for offering or sale in any jurisdiction. Each of Concho and ConocoPhillips will use reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.

        If at any time prior to the effective time of the merger, any information relating to ConocoPhillips or Concho, or any of their respective affiliates, officers or directors, should be discovered by ConocoPhillips or Concho that should be set forth in an amendment or supplement to the registration statement, of which this joint proxy statement/prospectus forms a part, or this joint proxy statement/prospectus, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information will promptly notify the other party and an appropriate amendment or supplement describing such information will be promptly filed with the SEC and, to the extent required by applicable law, disseminated to the Concho and ConocoPhillips stockholders.

Special Meetings

ConocoPhillips Special Meeting

        ConocoPhillips has agreed to take all action necessary in accordance with applicable laws and the organizational documents of ConocoPhillips to duly give notice of, convene and hold (in person or virtually, in accordance with applicable law) a meeting of its stockholders for the purpose of obtaining the approval of the ConocoPhillips issuance proposal by ConocoPhillips stockholders, to be held as promptly as reasonably practicable after the clearance of this joint proxy statement/prospectus by the SEC and the registration statement, of which this joint proxy statement/prospectus forms a part, is declared effective by the SEC (and in any event will use reasonable best efforts to convene such meeting within 45 days thereof). Except as permitted in the merger agreement, the ConocoPhillips board must recommend that the stockholders of ConocoPhillips vote in favor of the ConocoPhillips issuance proposal at the ConocoPhillips special meeting and the ConocoPhillips board must solicit from ConocoPhillips stockholders proxies in favor of the ConocoPhillips issuance proposal, and this joint proxy statement/prospectus is required to include such recommendation of the ConocoPhillips board.

        ConocoPhillips (i) will be required to adjourn or postpone the ConocoPhillips special meeting to the extent necessary to ensure that any legally required supplement or amendment to this joint proxy statement/prospectus is provided to the ConocoPhillips stockholders or if, as of the time the ConocoPhillips special meeting is scheduled, there are insufficient shares of ConocoPhillips common stock represented to constitute a quorum necessary to conduct business at the ConocoPhillips special meeting, and (ii) may adjourn or postpone the ConocoPhillips special meeting if, as of the time for which the ConocoPhillips special meeting is scheduled, there are insufficient shares of ConocoPhillips common stock represented to obtain the approval of the ConocoPhillips issuance proposal. However, the ConocoPhillips special meeting will not be adjourned or postponed to a date that is more than ten business days after the date for which the ConocoPhillips special meeting was previously scheduled (though the ConocoPhillips special meeting may be adjourned or postponed every time the circumstances described in (i) exist, and, with Concho's consent, every time the circumstances described in (ii) exist) or to a date on or after two business days prior to April 30, 2021.

        If requested by Concho, ConocoPhillips will promptly provide all voting tabulation reports relating to the ConocoPhillips special meeting and will otherwise keep Concho reasonably informed regarding the status of the solicitation and any material oral or written communications from or to ConocoPhillips' stockholders with respect thereto. Unless there has been a ConocoPhillips recommendation change, the parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of ConocoPhillips' stockholders or any other person to prevent the approval of the ConocoPhillips issuance proposal by ConocoPhillips stockholders.

        Once ConocoPhillips has established a record date for the ConocoPhillips special meeting, ConocoPhillips may not change such record date or establish a different record date for the ConocoPhillips special meeting without the prior written consent of Concho (which consent will not be unreasonably withheld, conditioned or delayed), unless required to do so by applicable law or its organizational documents or in connection with a postponement or adjournment permitted under the merger agreement. ConocoPhillips has agreed that its obligations to hold the ConocoPhillips special meeting will not be affected by the making of a ConocoPhillips recommendation change and such obligations will not be affected by the commencement, announcement, disclosure, or communication to ConocoPhillips of any ConocoPhillips competing proposal or other proposal or the occurrence or disclosure of any ConocoPhillips intervening event.

Concho Special Meeting

        Concho has agreed to take all action necessary in accordance with applicable laws and the organizational documents of Concho to duly give notice of, convene and hold (in person or virtually, in accordance with applicable law) a meeting of its stockholders for the purpose of obtaining the approval of the merger proposal by Concho stockholders, to be held as promptly as reasonably practicable after the clearance of this joint proxy statement/prospectus by the SEC and the registration statement, of which this joint proxy statement/prospectus forms a part, is declared effective by the SEC (and in any event will use reasonable best efforts to convene such meeting within 45 days thereof). Except as permitted in the merger agreement, the Concho board must recommend that the stockholders of Concho vote in favor of the merger proposal and the Concho board must solicit from Concho stockholders proxies in favor of the merger proposal, and this joint proxy statement/prospectus is required to include such recommendation of the Concho board.

        Concho (i) will be required to adjourn or postpone the Concho special meeting to the extent necessary to ensure that any legally required supplement or amendment to this joint proxy statement/prospectus is provided to the Concho stockholders or if, as of the time the Concho special meeting is scheduled, there are insufficient shares of Concho common stock represented to constitute a quorum necessary to conduct business at the Concho special meeting, and (ii) may adjourn or postpone the Concho special meeting if, as of the time for which the Concho special meeting is scheduled, there are insufficient shares of Concho common stock represented to obtain the approval of the merger proposal. Notwithstanding the foregoing, the Concho special meeting will not be adjourned or postponed to a date that is more than 10 business days after the date for which the Concho special meeting was previously scheduled (though the Concho special meeting may be adjourned or postponed every time the circumstances described in (i) exist, and, with ConocoPhillips' consent, every time the circumstances described in (ii) exist) or to a date on or after two business days prior to April 30, 2021.

        If requested by ConocoPhillips, Concho will promptly provide all voting tabulation reports relating to the Concho special meeting and will otherwise keep ConocoPhillips reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Concho's stockholders with respect thereto. Unless there has been a Concho recommendation change, the parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of Concho's stockholders or any other person to prevent the approval of the merger proposal by Concho stockholders.

        Once Concho has established a record date for the Concho special meeting, Concho may not change such record date or establish a different record date for the Concho special meeting without the prior written consent of ConocoPhillips (which consent will not be unreasonably withheld, conditioned or delayed), unless required to do so by applicable law or its organizational documents or in connection with a postponement or adjournment permitted under the merger agreement. Without the prior written consent of ConocoPhillips or as required by applicable law, (i) the merger proposal will be the only matter (other than a non-binding advisory proposal regarding compensation that may be paid or become payable to the named executive officers of Concho in connection with the merger and matters of procedure) that Concho may propose to be acted on by the Concho stockholders at the Concho special meeting and (ii) Concho may not call any meeting of the Concho stockholders other than the Concho special meeting. Concho has agreed that its obligation to hold the Concho special meeting will not be affected by the making of a Concho recommendation change and such obligations will not be affected by the commencement, announcement, disclosure or communication to Concho of any Concho competing proposal or other proposal (including a Concho superior proposal) or the occurrence or disclosure of any Concho intervening event.

Timing of Special Meetings

        ConocoPhillips and Concho are required to cooperate and use their reasonable best efforts to hold the ConocoPhillips special meeting and the Concho special meeting on the same day, and to establish the same record date for both the ConocoPhillips special meeting and the Concho special meeting.

Access to Information

        Subject to applicable law and certain other exceptions set forth in the merger agreement, Concho and ConocoPhillips have each agreed to (and to cause its subsidiaries to), upon request by the other, furnish the other with all information concerning itself, its subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with this joint proxy statement/prospectus, the registration statement, of which this joint proxy statement/prospectus forms a part, or any other statement, filing, notice or application made by or on behalf of ConocoPhillips, Concho or any of their respective subsidiaries to any third party or any governmental entity in connection with the transactions contemplated by the merger agreement.

        Concho has agreed to, and to cause each of its subsidiaries to, afford to ConocoPhillips and its representatives, during the period prior to the earlier of the effective time of the merger and the termination of the merger agreement, reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of Concho and its subsidiaries and to their books, records, contracts and documents and to, and to cause each of its subsidiaries to, furnish reasonably promptly to ConocoPhillips and its representatives such information concerning its and its subsidiaries' business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of ConocoPhillips, except that such access may be limited by Concho to the extent reasonably necessary (i) for Concho to comply with any applicable COVID-19 measures or (ii) for such access, in light of COVID-19 and COVID-19 measures, not to jeopardize the health and safety of Concho's and its subsidiaries' respective representatives or commercial partners (provided that, in either case, Concho will and will cause its subsidiaries to use commercially reasonable efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matters as can be conveyed) in a manner without risking the health and safety of such persons or violating such COVID-19 measures). ConocoPhillips and its representatives are required to conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of Concho or its subsidiaries or otherwise cause any unreasonable interference with the prompt and timely discharge by the employees of Concho or its subsidiaries of their normal duties.

HSR and Other Regulatory Approvals

        Except for the filings and notifications made pursuant to antitrust laws (as defined below), promptly after October 18, 2020, the parties have agreed to prepare and file with the appropriate governmental entities and other third parties all authorizations, consents, notifications, certifications, registrations, declarations and filings that are necessary in order to consummate the transactions contemplated by the merger agreement and to diligently and expeditiously prosecute, and cooperate fully with each other in the prosecution of, such matters. However, in no event will either Concho or ConocoPhillips or any of their respective affiliates be required to pay any consideration to any third parties or give anything of value to obtain any such person's authorization, approval, consent or waiver to effectuate the transactions contemplated by the merger agreement, other than filing, recordation or similar fees. ConocoPhillips and Concho will have the right to review in advance and, to the extent reasonably practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to ConocoPhillips or Concho, as applicable, and any of their respective subsidiaries, that appears in any filing made with, or written materials submitted to, any third party or any governmental entity in connection with the transactions contemplated by the merger agreement (including this joint proxy statement/prospectus). Concho and its subsidiaries will not agree to any actions, restrictions or conditions with respect to obtaining any consents, registrations, approvals, permits, expirations of waiting periods or authorizations in connection with the transactions contemplated by the merger agreement without the prior written consent of ConocoPhillips (which consent, subject to certain commitments relating to antitrust laws, may be withheld in ConocoPhillips' sole discretion).

        As promptly as reasonably practicable after October 18, 2020, but in no event later than 10 business days after October 18, 2020, each of the parties will make any filings required under the HSR Act. Each of ConocoPhillips and Concho will cooperate fully with each other and will furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under any applicable antitrust laws. Unless otherwise agreed, ConocoPhillips and Concho will each use its reasonable best efforts to ensure the prompt expiration or termination of any applicable waiting period under the HSR Act. ConocoPhillips and Concho will each use its reasonable best efforts to respond to and comply with any request for information from any governmental entity charged with enforcing, applying, administering or investigating the HSR Act or any other law designed to prohibit, restrict or regulate actions for the purpose or effect of mergers, monopolization, restraining trade, lessening of competition or abusing a dominant position (which we refer to collectively as "antitrust laws"). ConocoPhillips and Concho have agreed to keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, any governmental antitrust authority.

        ConocoPhillips has agreed to take any and all action necessary, including, but not limited to, (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of Concho or ConocoPhillips or their respective subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of Concho or ConocoPhillips or their respective subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of Concho or ConocoPhillips or their respective subsidiaries; or (v) effectuating any other change or restructuring of Concho or ConocoPhillips or their respective subsidiaries (and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any governmental antitrust authority in connection with any of the foregoing and in the case of actions by or with respect to Concho or its subsidiaries or its or their businesses or assets; provided, however, that any such action may, at the discretion of Concho or ConocoPhillips be conditioned upon the consummation of the merger) (we refer to each of the foregoing as a "divestiture action") to ensure that no governmental entity enters any order, decision, judgment, decree, ruling or injunction (preliminary or permanent), or establishes any law or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the merger, or to ensure that no governmental antitrust authority with the authority to clear, authorize or otherwise approve the consummation of the merger fails to do so by April 30, 2021. However, none of ConocoPhillips or any of its subsidiaries is required to take or agree to take (and Concho will not take or agree to take) any divestiture action or other action that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial condition or operations of ConocoPhillips and its subsidiaries from and after the effective time of the merger (but, for purposes of determining whether any effect is material, calculated as if ConocoPhillips and its subsidiaries from and after the effective time of the merger were collectively the same size as Concho and its subsidiaries prior to the effective time of the merger), taken as a whole (which we refer to as a "regulatory material adverse effect").

        Nothing in the merger agreement will require ConocoPhillips to take or agree to take any divestiture action or other action (other than non-material actions) with respect to ConocoPhillips and its subsidiaries (other than with respect to Concho and its subsidiaries (from and after the effective time of the merger)). Concho is required to agree to take any divestiture action requested by

ConocoPhillips if such actions are only effective after the effective time of the merger and conditioned upon the consummation of the merger. In the event that any divestiture action is proposed by or acceptable to a governmental entity, ConocoPhillips will have the right to determine the manner in which to implement the requirement of such governmental entity (but in no event will ConocoPhillips or Concho (or any of their respective subsidiaries or other affiliates) be required to take or effect any such action that is not conditioned upon the consummation of the merger).

        ConocoPhillips has agreed to consult with Concho and give consideration to the views of Concho on all matters relating to any possible divestiture action. In the event that any action is threatened or instituted challenging the merger as violative of any antitrust law, ConocoPhillips will take such action, including any divestiture action, as may be necessary to avoid, resist or resolve such action (but in no event will ConocoPhillips be required to make or agree to take any divestiture action that would reasonably be expected to have, individually or in the aggregate, a regulatory material adverse effect).

        ConocoPhillips will be entitled to direct any proceedings with any antitrust authority. However, ConocoPhillips has agreed to afford Concho a reasonable opportunity to participate in any such proceedings. In addition, but subject to the above limitations, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the merger in accordance with the terms of the merger agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the merger, ConocoPhillips will take promptly any and all steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to April 30, 2021 (but in no event will the above limitations require ConocoPhillips to make or agree to take any divestiture action that would reasonably be expected to have, individually or in the aggregate, a regulatory material adverse effect).

        ConocoPhillips and Merger Sub have each agreed not to take any action that could reasonably be expected to hinder or delay in any material respect the obtaining of clearance or the expiration of the required waiting period under the HSR Act or any other applicable antitrust law.

Employee Matters

        Until December 31 of the calendar year in which the merger occurs, each individual who is employed as of the closing date by Concho or its subsidiaries and who remains employed by ConocoPhillips or its subsidiaries (including the surviving corporation) (which we refer to as a "continuing employee") will be provided with the following by ConocoPhillips:

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  a total target cash compensation opportunity (consisting of base salary or wages, as applicable, and annual cash incentive opportunity) that is no less favorable than that provided to similarly situated employees of ConocoPhillips or its subsidiaries, provided that the continuing employee's base compensation (salary or wages, as applicable) may not be reduced below the level in effect for such continuing employee as of immediately prior to the closing date;

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  eligibility for equity compensation to the same extent as provided to similarly situated employees of ConocoPhillips or its subsidiaries, provided that the amount of such equity compensation may be adjusted to avoid duplication that otherwise may arise as a result of differences in timing of grants by Concho prior to the closing date and by ConocoPhillips following the closing date;

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  employee benefits (including retirement plan participation but excluding severance benefits) at a level that is no less favorable in the aggregate than that in effect for such continuing employee immediately prior to the closing date; and

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  eligibility for severance benefits on the same terms as similarly situated employees of ConocoPhillips or its subsidiaries.

        In addition, ConocoPhillips has agreed to:

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  use commercially reasonable efforts to give each continuing employee service credit for such continuing employee's employment with Concho and its subsidiaries for purposes of vesting, eligibility and benefit accrual under each applicable ConocoPhillips benefit plan, to the same extent and for the same purposes that such service was taken into account under a corresponding Concho benefit plan prior to the closing date, other than with respect to any defined benefit pension plans, retiree medical, dental or life benefits or disability benefits or to the extent it would result in a duplication of benefits;

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  use commercially reasonable efforts to cause any pre-existing conditions, eligibility waiting periods, active employment requirements and requirements to show evidence of good health under any group health plans of ConocoPhillips or its affiliates to be waived with respect to the continuing employees and their eligible dependents to the extent such conditions, periods or requirements are satisfied or waived under a Concho benefit plan;

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  use commercially reasonable efforts to give each continuing employee credit for the plan year in which the closing date occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the closing date for which payment has been made;

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  assume and honor obligations under the Concho Executive Severance Plan; and

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  assume and honor all unused vacation and other paid time off days accrued or earned by each continuing employee as of the closing date for the calendar year in which the closing date occurs.

        If requested in writing by ConocoPhillips prior to the effective time of the merger, Concho and each of its subsidiaries will adopt resolutions and take all necessary corporate action to terminate each 401(k) plan maintained, sponsored or contributed to by Concho or any of its subsidiaries, in each case, effective as of the day immediately prior to the closing date, and Concho will provide ConocoPhillips with evidence that such Concho 401(k) plans have been properly terminated, the form of such termination documents will be subject to the reasonable approval of ConocoPhillips. To the extent the Concho 401(k) plans are terminated pursuant to ConocoPhillips' request, the continuing employees will be eligible to participate in a 401(k) plan maintained by ConocoPhillips or one of its subsidiaries on the closing date, and such continuing employees will be entitled to effect a direct rollover of any eligible rollover distributions (as defined in Section 402(c)(4) of the Internal Revenue Code), including any outstanding loans, to such 401(k) plan maintained by ConocoPhillips or its subsidiaries.

Indemnification; Directors' and Officers' Insurance

        ConocoPhillips and the surviving corporation have agreed to, jointly and severally, indemnify, defend and hold harmless each indemnified person against all indemnified liabilities, including all indemnified liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to the merger agreement or the transactions contemplated by the merger agreement, in each case to the fullest extent permitted under applicable law (and ConocoPhillips and the surviving corporation will, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such claim, action, suit, proceeding or investigation to each indemnified person to the fullest extent permitted under applicable law).

        In the event any such claim, action, suit, proceeding or investigation is brought or threatened to be brought against any indemnified persons (whether arising before or after the effective time of the merger), (i) the indemnified persons may retain Concho's regularly engaged legal counsel or other counsel satisfactory to them, and ConocoPhillips and the surviving corporation have agreed to pay all reasonable fees and expenses of such counsel for the indemnified persons as promptly as statements therefor are received, and (ii) ConocoPhillips and the surviving corporation have agreed to use their best efforts to assist in the defense of any such matter.

        ConocoPhillips and the surviving corporation will not amend, repeal or otherwise modify any provision in the organizational documents of the surviving corporation or any of its subsidiaries in any manner that would (or manage the surviving corporation or its subsidiaries with the intent to or in a manner that would) affect adversely the rights thereunder of any indemnified person to indemnification, exculpation and advancement except to the extent required by applicable law. ConocoPhillips has agreed to, and will cause the surviving corporation to, fulfill and honor any indemnification, expense advancement or exculpation agreements between ConocoPhillips or any of its subsidiaries and any of its directors or officers existing and in effect prior to October 18, 2020.

        ConocoPhillips and the surviving corporation will indemnify any indemnified person against all reasonable costs and expenses (including reasonable attorneys' fees and expenses), such amounts to be payable in advance upon request as provided in the merger agreement, relating to the enforcement of such indemnified person's rights under the merger agreement or under any charter, bylaw or contract regardless of whether such indemnified person is ultimately determined to be entitled to indemnification thereunder.

        ConocoPhillips and the surviving corporation will cause to be put in place, and ConocoPhillips will fully prepay immediately prior to the effective time of the merger, "tail" insurance policies with a claims period equal to the tail period from an insurance carrier with the same or better credit rating as Concho's current insurance carrier with respect to directors' and officers' liability insurance in an amount and scope at least as favorable as Concho's existing policies with respect to matters, acts or omissions existing or occurring at or prior to, but not after, the effective time of the merger. In no event will the aggregate cost of the directors' and officers' liability insurance exceed during the tail period 300% of the current aggregate annual premium paid by Concho for such purpose. If the cost of such insurance coverage exceeds such amount, the surviving corporation has agreed to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

        In the event that ConocoPhillips or the surviving corporation or any of its successors or assignees (i) consolidates with or merges into any other person and neither ConocoPhillips or the surviving company, as applicable, is the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any person, then, in each such case, ConocoPhillips has agreed to make proper provisions so that the successors and assigns of ConocoPhillips or the surviving corporation, as the case may be, will assume the indemnification, insurance coverage and expense advancement obligations set forth in the merger agreement.

Transaction Litigation

        In the event of any litigation or other legal proceedings by any governmental entity or other person in relation to the merger agreement, the merger or other transactions contemplated by the merger agreement that is commenced or, to the knowledge of ConocoPhillips or Concho, is threatened, the relevant party will notify the other party of any such litigation and keep that party reasonably informed of its status. Concho has agreed to give ConocoPhillips a reasonable opportunity to participate in Concho's defense or settlement of any transaction litigation against Concho, and will consult regularly with ConocoPhillips in good faith and give reasonable consideration to ConocoPhillips' advice with respect to such litigation. Concho has agreed that it will not cease to defend, consent to the entry of any judgment, settle or offer to settle any litigation commenced against Concho without the prior written consent of ConocoPhillips, which may not be unreasonably withheld, conditioned or delayed.

Public Announcements

        Any party to the merger agreement, its subsidiaries or their representatives may issue a public announcement or other public disclosures (i) required by applicable law, (ii) required by the rules of any stock exchange upon which such party's or its subsidiary's capital stock is traded or (iii) consistent with the final form of the joint press release announcing the merger and the investor presentation given to investors on the morning of October 19, 2020. However, in each case, such party must use its reasonable best efforts to afford the other party an opportunity to first review the content of the proposed disclosure and provide reasonable comments thereon. The merger agreement does not restrict a party's ability to communicate with its employees, with the exception that prior to making any written (or prepared broad-based) communications to the directors, officers or employees of Concho or any of its subsidiaries pertaining to compensation or benefit matters that are affected by the transactions contemplated by the merger agreement or compensation or benefits that are payable or to be provided following the effective time, Concho has agreed to provide ConocoPhillips with a copy of the intended communication (or written summary of any prepared broad-based oral communication) and a reasonable period of time to review and comment on the communication, and Concho will consider any timely comments in good faith.

Advice of Certain Matters

        Subject to compliance with applicable law, Concho and ConocoPhillips, as the case may be, have agreed to confer on a regular basis with each other and will promptly advise each other orally and in writing of any change or event having, or which would be reasonably likely to have, individually or in the aggregate, Concho material adverse effect or a ConocoPhillips material adverse effect, as the case may be. Except with respect to antitrust laws, Concho and ConocoPhillips have agreed to promptly provide each other (or their respective counsel) with copies of all filings made by such party or its subsidiaries with the SEC or any other governmental entity in connection with the merger agreement and the transactions contemplated by the merger agreement.

Reasonable Best Efforts; Notification

        ConocoPhillips and Concho have agreed to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the merger and the other transactions contemplated by the merger agreement.

        ConocoPhillips and Concho have agreed, subject to applicable law and as otherwise required by any governmental entity, to keep the other apprised of the status of matters relating to the completion of the merger, including promptly furnishing the other with copies of notices or other communications received by ConocoPhillips or Concho, as applicable, or any of its subsidiaries, from any third party or any governmental entity with respect to the transactions contemplated by the merger agreement (including those alleging that the approval or consent of such person is or may be required in connection with the transactions contemplated by the merger agreement).

Section 16 Matters

        Prior to the effective time of the merger, the parties have agreed to take all such steps as may be required to cause any dispositions of equity securities of Concho or acquisitions of equity securities of ConocoPhillips in connection with the merger agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to Concho, or will become subject to such reporting requirements with respect to ConocoPhillips, to be exempt under Rule 16b-3 under the Exchange Act.

Stock Exchange Listing and Delistings

        ConocoPhillips will take all action necessary to cause the shares of ConocoPhillips common stock to be issued in the merger to be approved for listing on the NYSE prior to the effective time of the merger.

        Prior to the closing date, Concho will cooperate with ConocoPhillips and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable law and rules and policies of the NYSE to enable the delisting by the surviving corporation of the shares of Concho common stock from the NYSE and the deregistration of the shares of Concho common stock under the Exchange Act as promptly as practicable after the effective time of the merger, and in any event no more than 10 days after the effective time of the merger. If the surviving corporation is required to file any quarterly or annual report pursuant to the Exchange Act by a filing deadline that is imposed by the Exchange Act and which falls on a date within the 15 days following the closing date, Concho is required make available to ConocoPhillips, at least 10 business days prior to the closing date, a substantially final draft of any such annual or quarterly report reasonably likely to be required to be filed during such period.

Certain Indebtedness

        If requested by ConocoPhillips in writing, Concho will, and will cause its subsidiaries to, on the terms set forth in the merger agreement, deliver all notices and take all other actions reasonably necessary to facilitate, on the closing date, (i) the termination of all commitments in respect of Concho's existing credit facility, (ii) the repayment in full of all obligations with respect to Concho's existing credit facility, and (ii) the release of any liens securing such existing credit facility and related guarantees (if any).

        Subject to certain restrictions and obligations, prior to completion of the merger, ConocoPhillips or any of its subsidiaries may commence one or more offers to purchase for cash or exchange for securities issued by ConocoPhillips or any of its affiliates any or all of the outstanding debt issued under Concho's outstanding indentures, and solicit the consent of the holders of debt issued under Concho's outstanding indentures regarding proposed amendments to the applicable indenture, so long as the closing of any such transaction is conditioned on the occurrence of, and is not consummated until, the closing of the merger. Concho has agreed that it will, and will cause each of its subsidiaries to, use commercially reasonable efforts to provide all reasonable and customary cooperation as may be requested by ConocoPhillips in writing to assist ConocoPhillips in connection with any such transaction. However, Concho's obligation to cooperate is subject to certain exceptions and limitations, including that Concho is not required to (i) provide any cooperation to the extent that it would, in the good faith determination of Concho, unreasonably interfere with the business or operations of Concho or any of its subsidiaries, or (ii) enter into any instrument or contract, agree to any change to any instrument or contract, or take any action with respect to its existing indebtedness prior to the closing of the merger that would be effective if the closing does not occur.

        Subject to certain exceptions, ConocoPhillips has also agreed to indemnify, defend and hold harmless Concho, its subsidiaries and its and their respective representatives from and against any and all liabilities, losses, damages, claims, penalties, fines, taxes, costs, fees and expenses (including reasonable fees and expenses of one outside legal counsel, accountants, investment bankers, experts, consultants and other advisors, and the costs of all filing fees and printing costs) actually suffered or incurred by them in connection with such cooperation. In addition, ConocoPhillips has agreed to, promptly upon written request by Concho, reimburse Concho for all reasonable and documented out-of-pocket fees and expenses incurred by Concho, its subsidiaries or any of their respective representations in connection with such cooperation. These obligations survive the closing and any termination of the merger agreement, regardless of whether or not the merger is consummated, and are intended to benefit, and may be enforced by, the representatives of Concho and its subsidiaries, who are each third-party beneficiaries of these obligations.

Tax Matters

        Each of ConocoPhillips, Merger Sub and Concho will use (and will cause their respective subsidiaries to use) its reasonable best efforts to cause the merger to qualify, and will not take or knowingly fail to take (and will cause its subsidiaries not to take or knowingly fail to take) any actions that would or would reasonably be expected to prevent or impede the merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code. At the request of ConocoPhillips or Concho, each of ConocoPhillips, Merger Sub and Concho will use its reasonable best efforts and will cooperate with one another to obtain any opinion(s) of counsel to be issued in connection with (i) the consummation of the transactions contemplated by the merger agreement and/or (ii) the declaration of effectiveness of the registration statement by the SEC, in each case, regarding the U.S. federal income tax treatment of the transactions contemplated by the merger agreement. This cooperation includes the delivery by ConocoPhillips, Merger Sub and Concho of duly executed certificates containing such representations, warranties and covenants as may be reasonably necessary or appropriate to enable such counsel to render any such opinion(s).

Takeover Laws

        Each party to the merger agreement has agreed that it will not take any action that would cause the transactions contemplated by the merger agreement to be subject to the requirements imposed by any "fair price," "moratorium," "control share acquisition," "business combination" or any other anti-takeover statute or similar statute enacted under applicable law, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the transactions contemplated by the merger agreement from any such takeover law that purports to apply to the merger agreement or the transactions contemplated by the merger agreement.

Obligations of Merger Sub

        ConocoPhillips has agreed to take all action necessary to cause Merger Sub and the surviving corporation to perform their respective obligations under the merger agreement.

Coordination of Quarterly Dividends

        ConocoPhillips and Concho have agreed to each coordinate their record and payment dates for their regular quarterly dividends to ensure that the holders of Concho common stock will not receive two dividends, or fail to receive one dividend, in any quarter with respect to their Concho common stock and ConocoPhillips common stock that such holders receive in exchange in connection with in the merger. In addition, Concho will ensure that the date on which any quarterly dividend is declared and the record date with respect to any quarterly dividend will be no later than five business days following the one-year anniversary of such dates for the corresponding quarter of the preceding year; provided that, in the fiscal quarter in which the closing occurs, if the record date of ConocoPhillips' quarterly dividend has been declared and is a date prior to the effective time, then such quarterly dividend declaration date and record date of Concho will occur no later than the date necessary to ensure that holders of Concho common stock receive a quarterly dividend in accordance with the foregoing.

Conditions to the Completion of the Merger

Mutual Conditions

        The respective obligations of ConocoPhillips, Concho and Merger Sub to consummate the merger are subject to the satisfaction at or prior to the effective time of the merger of the following conditions, any or all of which may be waived jointly by ConocoPhillips, Concho and Merger Sub, in whole or in part, to the extent permitted by applicable law:

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  ConocoPhillips Stockholder Approval.  The ConocoPhillips issuance proposal must have been approved in accordance with applicable law and the ConocoPhillips organizational documents, as applicable.

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  Concho Stockholder Approval.  The merger proposal must have been approved in accordance with applicable law and the Concho organizational documents, as applicable.

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  Regulatory Approval.  Any waiting period under the HSR Act applicable to the merger and the other transactions contemplated by the merger agreement must have expired or been terminated.

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  No Injunctions or Restraints.  Any governmental entity having jurisdiction over ConocoPhillips, Concho and Merger Sub must not have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the merger, and any law that makes the consummation of the merger illegal or otherwise prohibited must not have been adopted.

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  Effectiveness of the Registration Statement.  The registration statement, of which this joint proxy statement/prospectus forms a part, must have been declared effective by the SEC under the Securities Act and must not be the subject of any stop order or proceedings seeking a stop order.

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  NYSE Listing.  The shares of ConocoPhillips common stock issuable to Concho stockholders pursuant to the merger agreement must have been authorized for listing on the NYSE, upon official notice of issuance.

Additional Conditions to the Obligations of ConocoPhillips

        The obligations of ConocoPhillips and Merger Sub to consummate the merger are subject to the satisfaction at or prior to the effective time of the merger of the following conditions, any or all of which may be waived exclusively by ConocoPhillips, in whole or in part, to the extent permitted by applicable law:

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  certain representations and warranties of Concho set forth in the merger agreement regarding organization, standing and power, capital structure, authority and absence of certain changes or events must have been true and correct as of October 18, 2020 and will be true and correct as of the closing date, as though made on and as of the closing date (except, with respect to certain representations and warranties regarding capital stock, for any de minimis inaccuracies) (except that representations and warranties that speak as of a specified date or period of time must have been true and correct only as of such date or period of time);

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  certain other representations and warranties of Concho set forth in the merger agreement relating to capital structure must have been true and correct in all material respects as of October 18, 2020 and must be true and correct in all material respects as of the closing date, as though made on and as of the closing date (except that representations and warranties that speak as of a specified date or period of time must have been true and correct in all material respects only as of such date or period of time);

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  all other representations and warranties of Concho set forth in the merger agreement must have been true and correct as of October 18, 2020 and must be true and correct as of the closing date, as though made on and as of the closing date (except that representations and warranties that speak as of a specified date or period of time must have been true and correct only as of such date or period of time), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality," "in all material respects" or "Concho material adverse effect") would not reasonably be expected to have, individually or in the aggregate, a Concho material adverse effect;

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  Concho must have performed, or complied with, in all material respects, all agreements and covenants required to be performed or complied with by it under the merger agreement on or prior to the effective time of the merger; and

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  ConocoPhillips must have received a certificate of Concho signed by an executive officer of Concho, dated as of the closing date, confirming that the conditions in the four bullets above have been satisfied.

Additional Conditions to the Obligations of Concho

        The obligation of Concho to consummate the merger is subject to the satisfaction at or prior to the effective time of the merger of the following conditions, any or all of which may be waived exclusively by Concho, in whole or in part, to the extent permitted by applicable law:

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  certain representations and warranties of ConocoPhillips and Merger Sub set forth in the merger agreement regarding organization, standing and power, capital structure, authority and absence of certain changes or events must have been true and correct as of October 18, 2020 and must be true and correct as of the closing date, as though made on and as of the closing date (except, with respect to certain representations and warranties regarding capital stock, for any de minimis inaccuracies) (except that representations and warranties that speak as of a specified date or period of time will have been true and correct only as of such date or period of time);

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  certain other representations and warranties of ConocoPhillips set forth in the merger agreement relating to capital structure must have been true and correct in all material respects as of October 18, 2020 and must be true and correct in all material respects as of the closing date, as though made on and as of the closing date (except that representations and warranties that speak as of a specified date or period of time will have been true and correct in all material respects only as of such date or period of time);

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  all other representations and warranties of ConocoPhillips and Merger Sub set forth in the merger agreement must have been true and correct as of October 18, 2020 and must be true and correct as of the closing date, as though made on and as of the closing date (except that representations and warranties that speak as of a specified date or period of time must have been true and correct only as of such date or period of time), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality," "in all material respects" or "ConocoPhillips material adverse effect") that would not reasonably be expected to have, individually or in the aggregate, a ConocoPhillips material adverse effect;

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  ConocoPhillips and Merger Sub each must have performed, or complied with, in all material respects, all agreements and covenants required to be performed or complied with by them under the merger agreement at or prior to the effective time of the merger; and

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  Concho must have received a certificate of ConocoPhillips signed by an executive officer of ConocoPhillips, dated as of the closing date, confirming that the conditions in the four bullets above have been satisfied.

Frustration of Closing Conditions

        None of ConocoPhillips, Concho or Merger Sub may rely, either as a basis for not consummating the merger or for terminating the merger agreement, on the failure of any condition set forth above, as the case may be, to be satisfied if such failure was caused by such party's breach in any material respect of any provision of the merger agreement.

Termination

Termination Rights

        ConocoPhillips and Concho may terminate the merger agreement and abandon the merger at any time prior to the effective time of the merger by mutual written consent of ConocoPhillips and Concho.

        The merger agreement may also be terminated by either ConocoPhillips or Concho at any time prior to the effective time of the merger in any of the following situations:

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  if any governmental entity having jurisdiction over any party has issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the merger and such order, decree, ruling or injunction or other action has become final and nonappealable, or if any law has been adopted that permanently makes the consummation of the merger illegal or otherwise permanently prohibited, so long as the terminating party has not breached any material covenant or agreement under the merger agreement that has caused or resulted in such order, decree, ruling or injunction or other action;

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  if the merger has not been consummated on or before April 30, 2021, so long as the terminating party has not failed to fulfill any material covenant or agreement under the merger agreement where such failure caused or resulted in the failure of the merger to occur on or before such date (which we refer to as the "end date termination event");

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  in the event of a breach by the other party of any representation, warranty, covenant or other agreement contained in the merger agreement which would give rise to the failure of an applicable closing condition (and such breach is not curable prior to April 30, 2021, or if curable prior to April 30, 2021, has not been cured by the earlier of (i) 30 days after the giving of written notice to the breaching party of such breach and (ii) two business days prior to April 30, 2021) (which, in the case of a breach by Concho, we refer to as a "Concho breach termination event" and, in the case of a breach by ConocoPhillips, we refer to as a "ConocoPhillips breach termination event"); or

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  if (i) the Concho stockholders do not approve the merger proposal upon a vote held at a duly held Concho special meeting, or at any adjournment or postponement of the Concho special meeting (which we refer to as a "Concho stockholder approval termination event"), or (ii) the ConocoPhillips stockholders do not approve the ConocoPhillips issuance proposal upon a vote held at a duly held ConocoPhillips special meeting, or at any adjournment or postponement of the ConocoPhillips special meeting (which we refer to as a "ConocoPhillips stockholder approval termination event").

        In addition, the merger agreement may be terminated by ConocoPhillips:

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  if prior to, but not after, the approval of the merger proposal by Concho stockholders, the Concho board or a committee of the Concho board has effected a Concho recommendation change; or

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  if Concho, its subsidiaries or any of Concho's directors or executive officers has willfully and materially breached Concho's "no solicitation" obligations under the merger agreement as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation" (which we refer to as a "Concho no solicitation breach termination event").

        Further, the merger agreement may be terminated by Concho:

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  if prior to, but not after, the approval of the ConocoPhillips issuance proposal by ConocoPhillips stockholders, the ConocoPhillips board or a committee of the ConocoPhillips board has effected a ConocoPhillips recommendation change; or

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  if ConocoPhillips, its subsidiaries or any of ConocoPhillips' directors or executive officers has willfully and materially breached ConocoPhillips' "no solicitation" obligations under the merger agreement as described in the section entitled "The Merger Agreement—No Solicitation; Changes of Recommendation" (which we refer to as a "ConocoPhillips no solicitation breach termination event").

Termination Fees Payable by ConocoPhillips

        The merger agreement requires ConocoPhillips to pay Concho the reverse termination fee, if:

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  Concho terminates the merger agreement due to a ConocoPhillips recommendation change or due to a ConocoPhillips no solicitation breach termination event; or

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  (i) (A) ConocoPhillips or Concho terminates the merger agreement due to a ConocoPhillips stockholder approval termination event, and on or before the date of any such termination, a ConocoPhillips competing proposal was publicly announced or publicly disclosed and was not publicly withdrawn without qualification at least seven business days prior to the ConocoPhillips special meeting or (B) Concho or ConocoPhillips terminates the merger agreement due to an end date termination event or Concho terminates the merger agreement due to a ConocoPhillips breach termination event and following October 18, 2020 and on or before the date of any such termination, a ConocoPhillips competing proposal was announced, disclosed or otherwise communicated to the ConocoPhillips board and not withdrawn without qualification at least seven business days prior to the date of such termination (however, with respect to the preceding clauses (i)(A) and (i)(B), a ConocoPhillips competing proposal will not be deemed to have been "publicly withdrawn" by any person if, within 12 months of the termination of the merger agreement, ConocoPhillips or any of its subsidiaries have entered into a definitive agreement with respect to, or have consummated, or have approved or recommended to the ConocoPhillips stockholders or otherwise not opposed, in the case of a tender offer or exchange offer, a ConocoPhillips competing proposal made by or on behalf of such person or any of its affiliates), and (ii) within 12 months after the date of such termination, ConocoPhillips enters into a definitive agreement with respect to a ConocoPhillips competing proposal (or publicly approves or recommends to the ConocoPhillips stockholders or otherwise does not oppose, in the case of a tender or exchange offer, a ConocoPhillips competing proposal) or consummates a ConocoPhillips competing proposal. For purposes of this paragraph, any reference in the definition of ConocoPhillips competing proposal to "20%" will be deemed to be a reference to "50%" (other than with respect to any ConocoPhillips competing proposal by any person (or its affiliates) that has made a ConocoPhillips competing proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)) above and any ConocoPhillips competing proposal made prior to October 18, 2020 will be deemed to have been made following October 18, 2020 if ConocoPhillips breaches the "no solicitation" obligations described above.

        In no event will ConocoPhillips be required to pay the reverse termination fee on more than one occasion.

Termination Fees Payable by Concho

        The merger agreement requires Concho to pay ConocoPhillips the termination fee if:

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  ConocoPhillips terminates the merger agreement due to a Concho recommendation change or due to a Concho no solicitation breach termination event; or

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  (i) (A) ConocoPhillips or Concho terminates the merger agreement due to a Concho stockholder approval termination event and on or before the date of any such termination a Concho competing proposal was publicly announced or publicly disclosed and not publicly withdrawn without qualification at least seven business days prior to the Concho special meeting or (B) Concho or ConocoPhillips terminates the merger agreement due to an end date termination event or ConocoPhillips terminates the merger agreement due to a Concho breach termination event and following October 18, 2020 and on or before the date of any such termination a Concho competing proposal has been announced, disclosed or otherwise communicated to the Concho board and not withdrawn without qualification at least seven business days prior to the date of such termination (however, with respect to the preceding clauses (i)(A) and (i)(B), a Concho competing proposal will not be deemed to have been "publicly withdrawn" by any person if, within 12 months of the termination of the merger agreement, Concho or any of its subsidiaries have entered into a definitive agreement with respect to, or have consummated, or have approved or recommended to the Concho stockholders or otherwise have not opposed, in the case of a tender offer or exchange offer, a Concho competing proposal made by or on behalf of such person or any of its affiliates), and (ii) within 12 months after the date of such termination, Concho enters into a definitive agreement with respect to a Concho competing proposal (or publicly approves or recommends to the Concho stockholders or otherwise does not oppose, in the case of a tender or exchange offer, a Concho competing proposal) or consummates a Concho competing proposal. For purposes of this paragraph, any reference in the definition of Concho competing proposal to "20%" will be deemed to be a reference to "50%" (other than with respect to any Concho competing proposal by any person (or its affiliates) that has made a Concho competing proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)) above and any Concho competing proposal made prior to October 18, 2020 will be deemed to have been made following October 18, 2020 if Concho breaches the "no solicitation" obligations described above.

        In no event will Concho be required to pay the termination fee on more than one occasion.

ConocoPhillips Expenses Payable by Concho

        The merger agreement requires Concho to pay ConocoPhillips an expense reimbursement fee of $95 million (which we refer to as the "ConocoPhillips expense reimbursement fee") if either Concho or ConocoPhillips terminates the merger agreement due to a Concho stockholder approval termination event. In no event will ConocoPhillips be entitled to receive more than one payment of the ConocoPhillips expense reimbursement fee. If ConocoPhillips receives the termination fee, then ConocoPhillips will not be entitled to also receive the ConocoPhillips expense reimbursement fee. Upon the payment of any Concho termination fee, any previously paid ConocoPhillips expense reimbursement fee will be credited against the amount of the Concho termination fee.

Concho Expenses Payable by ConocoPhillips

        The merger agreement requires ConocoPhillips to pay Concho an expense reimbursement fee of $142.5 million (which we refer to as the "Concho expense reimbursement fee") if either Concho or ConocoPhillips terminates the merger agreement due to a ConocoPhillips stockholder approval termination event. In no event will Concho be entitled to receive more than one payment of the Concho expense reimbursement fee. If Concho receives the reverse termination fee, then Concho will not be entitled to also receive the Concho expense reimbursement fee. Upon the payment of any ConocoPhillips reverse termination fee, any previously paid Concho expense reimbursement fee will be credited against the amount of the ConocoPhillips reverse termination fee.

Effect of Termination

        In the event of termination of the merger agreement pursuant to the provisions described in the section entitled "The Merger Agreement—Termination," the merger agreement (other than certain provisions as set forth in the merger agreement) will become void and of no effect with no liability on the part of any party to the merger agreement. However, except as otherwise expressly provided in the merger agreement, no termination of the merger agreement will relieve any party to the merger agreement of any liability or damages to the other parties resulting from any willful and material breach of the merger agreement.

Expenses

        Except as otherwise provided in the merger agreement, whether or not the merger is completed, all costs and expenses incurred in connection with the merger agreement, the merger and the other transactions contemplated by the merger agreement will be paid by the party incurring the expense.

Specific Performance; Remedies

        ConocoPhillips, Concho and Merger Sub have agreed that each will be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement. ConocoPhillips, Concho and Merger Sub accordingly have agreed not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such party under the merger agreement.

        The monetary remedies and the specific performance remedies set forth in the merger agreement will be the sole and exclusive remedies of (i) Concho and its subsidiaries against ConocoPhillips and Merger Sub and any of their respective former, current or future directors, officers, stockholders, representatives or affiliates for any loss suffered as a result of the failure of the merger to be consummated, except in the case of fraud or a willful and material breach of any covenant, agreement or obligation (in which case only ConocoPhillips and Merger Sub will be liable for damages for such fraud or willful and material breach), and upon payment of such amount, none of ConocoPhillips or Merger Sub or any of their respective former, current or future directors, officers, stockholders, representatives or affiliates will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, except for the liability of ConocoPhillips in the case of fraud or a willful and material breach of any covenant, agreement or obligation; and (ii) ConocoPhillips and Merger Sub against Concho and its subsidiaries and any of their respective former, current or future directors, officers, stockholders, representatives or affiliates for any loss suffered as a result of the failure of the merger to be consummated, except in the case of fraud or a willful and material breach of any covenant, agreement or obligation (in which case only Concho will be liable for damages for such fraud or willful and material breach), and upon payment of such amount, none of Concho and its subsidiaries or any of their respective former, current or future directors, officers, stockholders, representatives or affiliates will have any further liability or obligation relating to or arising out of the merger agreement or the transactions contemplated by the merger agreement, except for the liability of Concho in the case of fraud or a willful and material breach of any covenant, agreement or obligation.

No Third Party Beneficiaries

        Nothing in the merger agreement, express or implied, is intended to or confers upon any person other than ConocoPhillips, Concho and Merger Sub any right, benefit or remedy of any nature whatsoever under or by reason of the merger agreement, except:

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  from and after the effective time of the merger, the rights of the holders of shares of Concho common stock, Concho restricted stock awards and Concho performance unit awards to receive the merger consideration; and

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  the right of the indemnified persons to enforce the obligations described under "The Merger Agreement—Indemnification; Directors' and Officers' Insurance."

Amendment

        The merger agreement may be amended in writing at any time; however, after the approval by Concho stockholders of the merger proposal or the approval by ConocoPhillips stockholders of the ConocoPhillips issuance proposal, no amendment or waiver may be made which requires further approval by Concho stockholders or ConocoPhillips stockholders under applicable law unless such further approval is obtained. The merger agreement may not be amended except by an instrument in writing signed on behalf of each of the parties.

Governing Law

        The merger agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of relate to the merger agreement, or the negotiation, execution or performance of the merger agreement, are governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

        The following discussion addresses the material U.S. federal income tax consequences of the merger to U.S. holders (as defined below) of shares of Concho common stock that exchange their shares of Concho common stock for shares of ConocoPhillips common stock in the merger. The discussion is based on the provisions of the Code, U.S. Treasury regulations promulgated thereunder, administrative rulings and judicial decisions, all as currently in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretations. Any such change or differing interpretation could affect the accuracy of the statements and conclusions set forth in this joint proxy statement/prospectus. Tax considerations arising under foreign, state, or local laws, or U.S. federal laws other than those pertaining to U.S. federal income tax, are not addressed in this joint proxy statement/prospectus.

        For purposes of this discussion, the term "U.S. holder" refers to a beneficial owner of Concho common stock that is, for U.S. federal income tax purposes:

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  an individual citizen or resident of the United States;

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  a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any of its political subdivisions;

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  a trust that (i) is subject to the supervision of a court within the United States and the control of one or more U.S. persons or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

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  an estate that is subject to U.S. federal income taxation on its income regardless of its source.

        This discussion applies only to U.S. holders of Concho common stock that hold their shares of Concho common stock as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion is based upon the assumption that the merger will be completed in accordance with the terms of the merger agreement and as described in this joint proxy statement/prospectus. This discussion is not a complete description of all of the tax consequences of the merger and, in particular, does not address any consequences arising under the alternative minimum tax, unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 or the Foreign Account Tax Compliance Act of 2010 (including the Treasury regulations promulgated thereunder and intergovernmental agreements entered into pursuant thereto or in connection therewith). This discussion also does not address all aspects of U.S. federal taxation that may be relevant to a particular U.S. holder in light of its personal circumstances or to U.S. holders subject to special treatment under the U.S. federal income tax laws, including, for example:

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  banks, thrifts, mutual funds, or other financial institutions;

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  partnerships, S corporations, or other pass-through entities (or investors in partnerships, S corporations, or other pass-through entities);

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  insurance companies;

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  tax-exempt organizations or governmental organizations;

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  dealers or brokers in stocks and securities, commodities or currencies;

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  traders in securities that elect to use a mark-to-market method of accounting;

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  individual retirement or other deferred accounts;

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  persons that hold shares of Concho common stock as part of a straddle, hedge, appreciated financial position, constructive sale, conversion, integrated, or other risk reduction transaction;

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  regulated investment companies;

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  real estate investment trusts;

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  persons whose "functional currency" is not the U.S. dollar;

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  persons who are not citizens or residents of the United States;

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  U.S. expatriates;

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  holders who actually or constructively own (or actually or constructively held at any time during the five-year period ending on the date of the disposition of such holder's Concho common stock pursuant to the merger) 5% or more of Concho common stock; and

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  stockholders who acquired their shares of Concho common stock through the exercise of an employee stock option, as a restricted stock award, or otherwise as compensation or through a tax-qualified retirement plan.

        If a partnership or other entity treated as a partnership for U.S. federal income tax purposes holds shares of Concho common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partner and partnership. Partnerships and partners in such partnerships should consult their tax advisors about the tax consequences of the merger to them.

        This discussion is not tax advice. The actual tax consequences of the merger to you may be complex and will depend on your specific situation and on factors that are not within ConocoPhillips' or Concho's control. You should consult with your own tax advisor as to the tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

        ConocoPhillips and Concho intend for the merger to be treated as a "reorganization" within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes. However, the completion of the merger is not conditioned on the merger qualifying for the intended tax treatment or upon the receipt of an opinion of counsel to that effect, and neither ConocoPhillips nor Concho will request a ruling from the IRS regarding the U.S. federal income tax consequences of the merger. Accordingly, no assurance can be given that the merger will qualify for the intended tax treatment. Further, no assurance can be given that the IRS will not challenge the intended tax treatment or that a court would not sustain such a challenge.

        Provided the merger qualifies as a "reorganization" within the meaning of Section 368(a) of the Code, U.S. holders of Concho common stock who exchange all of their shares of Concho common stock for shares of ConocoPhillips common stock generally will not recognize any gain or loss for U.S. federal income tax purposes, except with respect to cash, if any, received in lieu of fractional shares of ConocoPhillips common stock (in the manner described below). Each U.S. holder's aggregate tax basis in the shares of ConocoPhillips common stock received in the merger (including any fractional share deemed received and sold for cash, as discussed below) will equal such U.S. holder's aggregate adjusted tax basis in the shares of Concho common stock exchanged in the merger. The holding period of the shares of ConocoPhillips common stock received by a U.S. holder in the merger (including any fractional share deemed received and sold for cash, as discussed below) will include such U.S. holder's holding period for the shares of Concho common stock exchanged in the merger. If a U.S. holder holds different blocks of Concho common stock (generally, Concho common stock acquired on different dates or at different prices), such U.S. holder should consult its tax advisor with respect to the determination of the tax bases and/or holding periods of the particular shares of ConocoPhillips common stock received in the merger.

        A U.S. holder of shares of Concho common stock who receives cash in lieu of a fractional share of ConocoPhillips common stock generally will be treated as having received the fractional share of ConocoPhillips common stock pursuant to the merger and then as having exchanged that fractional share for cash in a redemption by ConocoPhillips. As a result, a U.S. holder generally will recognize capital gain or loss with respect to cash received in lieu of a fractional share of ConocoPhillips common stock equal to the difference, if any, between the amount of cash received and the tax basis in such fractional share (determined as described above), unless the receipt of cash has the effect of a distribution of a dividend under the applicable provisions of the Code, in which case such gain would be treated as a dividend to the extent of such tendering U.S. holder's ratable share of earnings and profits as determined for U.S. federal income tax purposes. Any gain or loss recognized generally will be long-term capital gain or loss if the shares of Concho common stock exchanged in the merger had been held for more than one year. The deductibility of capital losses is subject to limitations.

        In the event that the IRS successfully asserts that the merger does not qualify as a "reorganization," a U.S. holder of Concho common stock generally would recognize capital gain or loss on the exchange of its shares of Concho common stock for shares of ConocoPhillips common stock and cash in lieu of fractional shares of ConocoPhillips common stock pursuant to the merger.

        Payments of cash to U.S. holders in lieu of a fractional share of ConocoPhillips common stock in connection with the merger generally will be subject to information reporting and may be subject to U.S. federal backup withholding (currently, at a rate of 24%). To prevent backup withholding, U.S. holders of Concho common stock should provide the exchange agent with a properly completed IRS Form W-9 certifying such U.S. holder's correct taxpayer identification number and certain other information. Backup withholding is not an additional tax. Any amounts withheld from payments to a U.S. holder of shares of Concho common stock under the backup withholding rules may be refunded or credited against a U.S. holder's U.S. federal income tax liability; provided that such U.S. holder timely furnishes the required information to the IRS.

        The preceding discussion is intended only as an overview of the material U.S. federal income tax consequences of the merger. It is not a complete analysis or discussion of all potential tax effects that may be important to you. Thus, you are strongly encouraged to consult your tax advisor as to the specific tax consequences resulting from the merger, including tax return reporting requirements, the applicability and effect of federal, state, local and other tax laws and the effect of any proposed changes in the tax laws.

 UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

        On October 18, 2020, ConocoPhillips, Merger Sub and Concho entered into the merger agreement pursuant to which, (1) Merger Sub will be merged with and into Concho, with Concho surviving and continuing as the surviving corporation in the merger and a wholly-owned subsidiary of ConocoPhillips, and (2) at the effective time of the merger, each outstanding share of common stock of Concho (other than any excluded shares and converted shares) and any Concho restricted stock awards, will be converted into the right to receive 1.46 shares of ConocoPhillips common stock.

        The following unaudited pro forma combined financial statements (which we refer to as the "pro forma financial statements") have been prepared from the respective historical consolidated financial statements of ConocoPhillips and Concho, adjusted to give effect to the merger. The unaudited pro forma combined income statements for the nine months ended September 30, 2020, and the year ended December 31, 2019, combine the historical consolidated income statements of ConocoPhillips and Concho, giving effect to the merger as if it had been consummated on January 1, 2019. The unaudited pro forma combined balance sheet combines the historical consolidated balance sheets of ConocoPhillips and Concho as of September 30, 2020, giving effect to the merger as if it had been consummated on September 30, 2020. The pro forma financial statements contain certain reclassification adjustments to conform the historical Concho financial statement presentation to ConocoPhillips' financial statement presentation.

        The unaudited pro forma combined financial statements are presented to reflect the merger and do not represent what ConocoPhillips' financial position or results of operations would have been had the merger occurred on the dates noted above, nor do they project the financial position or results of operations of the combined company following the merger. The unaudited pro forma combined financial statements are intended to provide information about the continuing impact of the merger as if it had been consummated earlier. The pro forma adjustments are based on available information and certain assumptions that management believes are factually supportable and are expected to have a continuing impact on ConocoPhillips' results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited pro forma combined financial statements have been made.

        As of the date of this joint proxy statement/prospectus, ConocoPhillips has used currently available information to determine preliminary fair value estimates for the merger consideration and its allocation to the Concho assets acquired and liabilities assumed. Until the merger is completed, ConocoPhillips and Concho are limited in their ability to share certain information. Therefore, ConocoPhillips estimated the fair value of Concho's assets and liabilities based on reviews of Concho's SEC filings, preliminary valuation studies, allowed discussions with Concho's management and other due diligence procedures. The assumptions and estimates used to determine the preliminary purchase price allocation and fair value adjustments are described in the notes accompanying the pro forma financial statements.

        The final determination of the fair value of Concho's assets and liabilities will be based on the actual net tangible and intangible assets and liabilities of Concho that exist as of the closing date of the merger and, therefore, cannot be made prior to the completion of the merger. In addition, the value of the consideration to be paid by ConocoPhillips upon the consummation of the merger will be determined based on the closing price of ConocoPhillips common stock on the closing date of the merger.

        As a result of the foregoing, the pro forma adjustments are preliminary and subject to change as additional information becomes available and additional analysis is performed. The preliminary pro forma adjustments have been made solely for the purpose of providing the unaudited pro forma financial statements presented below. Any increases or decreases in the fair value of assets acquired and liabilities assumed upon completion of the final valuation will result in adjustments to the pro forma balance sheet and if applicable, the pro forma income statements. The final purchase price allocation may be materially different than that reflected in the preliminary purchase price allocation presented herein.

        ConocoPhillips is developing a plan to integrate the operations of Concho after the merger. In connection with that plan, management anticipates that certain non-recurring charges will be incurred in connection with this integration, the substantial majority of which consist of transaction costs related to the merger including, among others, financial advisors, legal services, and professional accounting services. Any such charge could affect the future results of the post-acquisition company in the period in which such charges are incurred; however, these costs are not expected to be incurred in any period beyond twelve months from the closing date of the merger. Accordingly, the pro forma income statement for the year ended December 31, 2019 reflects the effects of these non-recurring charges, which are not included in the historical balance sheets of ConocoPhillips or Concho as of September 30, 2020. While the pro forma financial statements do not include the realization of any cost savings from operating efficiencies, synergies or other restructuring activities which might result from the merger, management's estimates of certain cost savings to be realized following closing of the merger are illustrated in Note 4 to the pro forma financial statements. Further, there may be additional charges related to the restructuring or other integration activities resulting from the merger, the timing, nature and amount of which management cannot identify as of the date of this joint proxy statement/prospectus, and thus, such charges are not reflected in the pro forma financial statements.

        The pro forma financial statements have been developed from and should be read in conjunction with the separate historical consolidated financial statements and related notes thereto in each of ConocoPhillips' and Concho's SEC filings incorporated by reference into this joint proxy statement/prospectus. For additional information, see the section entitled "Where You Can Find More Information."

UNAUDITED PRO FORMA COMBINED BALANCE SHEET
As of September 30, 2020

			Transaction Accounting Adjustments
	Historical
			Reclass Adjustments(a)	Pro Forma Adjustments		Pro Forma Combined ConocoPhillips
	ConocoPhillips	Concho
	Millions of Dollars
Assets
Cash and cash equivalents	$2,490	402	—	(48	)(b)	2,844
Short-term investments	4,032	—	—	—		4,032
Accounts and notes receivable, net	1,984	—	457	—		2,441
Accounts receivable—oil and natural gas, net	—	392	(392)	—		—
Accounts receivable—joint operations and other, net	—	130	(130)	—		—
Accounts and notes receivable—related parties	135	—	—	—		135
Investment in Cenovus Energy	809	—	—	—		809
Inventories	1,034	26	—	—		1,060
Prepaid expenses and other current assets	575	44	277	—		896
Derivative instruments—asset	—	212	(212)	—		—

Total Current Assets	11,059	1,206	—	(48)		12,217
Investments and long-term receivables	8,295	—	324	—		8,619
Loans and advances—related parties	114	—	—	—		114
Net properties, plants and equipment	41,269	10,956	(12)	2,606	(c)	54,819
Other assets	2,420	330	(286)	(21	)(d)	2,443
Deferred income taxes-asset	—	19	(19)	—		—
Deferred loan costs, net	—	5	(5)	—		—
Intangible assets, net	—	16	(16)	—		—
Noncurrent derivative instruments—asset	—	5	(5)	—		—

Total Assets	$63,157	12,537	(19)	2,537		78,212

Liabilities
Accounts payable	$2,217	45	452	—		2,714
Accounts payable—related parties	22	—	—	—		22
Revenue payable	—	140	(140)	—		—
Short-term debt	482	—	6	—		488
Accrued income and other taxes	339	—	61	—		400
Employee benefit obligations—current	469	—	26	—		495
Other accruals	1,111	—	107	127	(e)	1,345
Accrued drilling costs	—	181	(181)	—		—
Derivative instruments—liability	—	5	(5)	—		—
Other current liabilities	—	326	(326)	—		—

Total Current Liabilities	4,640	697	—	127		5,464
Long-term debt	14,905	3,856	8	695	(c)	19,464
Asset retirement obligations and accrued environmental costs	5,651	150	(21)	—		5,780
Deferred income taxes	3,854	—	(15)	110	(f)	3,949
Employee benefit obligation	1,661	—	—	—		1,661
Other liabilities and deferred credits	1,663	—	56	—		1,719
Noncurrent derivative instruments—liability	—	47	(47)	—		—

Total Liabilities	32,374	4,750	(19)	932		38,037

Equity
Common stock
Issued
Par value	18	—	—	3	(g)	21
Capital in excess of par	47,113	14,511	—	(4,947	)(g)(h)	56,677
Treasury stock	(47,130)	(151)	—	151	(h)	(47,130)
Accumulated other comprehensive loss	(5,666)	—	—	—		(5,666)
Retained earnings (accumulated deficit)	36,448	(6,573)	—	6,398	(b)(e)(h)	36,273

Total Common Stockholders' Equity	30,783	7,787	—	1,605		40,175
Noncontrolling interests	—	—	—	—		—

Total Equity	30,783	7,787	—	1,605		40,175

Total Liabilities and Equity	$63,157	12,537	(19)	2,537		78,212

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
For the Nine Months Ended September 30, 2020

			Transaction Accounting Adjustments
	Historical
			Reclass Adjustments(a)	Pro Forma Adjustments		Pro Forma Combined ConocoPhillips
	ConocoPhillips	Concho
	Millions of Dollars
Revenues and Other Income
Sales and other operating revenues	$13,293	—	3,286	—		16,579
Oil sales	—	2,027	(2,027)	—		—
Natural gas sales	—	203	(203)	—		—
Equity in earnings of affiliates	346	—	(191)	—		155
Gain on dispositions	551	—	99	—		650
Other income (loss)	(983)	—	(17)	—		(1,000)

Total Revenues and Other Income	13,207	2,230	947	—		16,384

Costs and Expenses
Purchased commodities	5,630	—	—	—		5,630
Production and operating expenses	3,183	—	545	—		3,728
Oil and natural gas production	—	406	(406)	—		—
Gathering, processing and transportation	—	139	(139)	—		—
Selling, general and administrative expenses	249	204	—	—		453
Exploration expenses	410	—	2,749	—		3,159
Exploration and abandonments	—	2,749	(2,749)	—		—
Depreciation, depletion and amortization	3,980	1,083	—	(302	)(i)	4,761
Impairments	521	7,772	1,917	—		10,210
Impairments of goodwill	—	1,917	(1,917)	—		—
Taxes other than income taxes	570	196	—	—		766
Accretion on discounted liabilities	195	6	—	—		201
Interest and debt expense	604	—	127	(33	)(c)	698
Foreign currency transaction (gains) losses	(88)	—	—	—		(88)
Other expenses	7	—	24	—		31
(Gain) loss on derivatives, net	—	(1,056)	1,056	—		—
Net gain on disposition of assets and other	—	(99)	99	—		—
Interest expense	—	127	(127)	—		—
Loss on extinguishment of debt	—	24	(24)	—		—
Other, net	—	208	(208)	—		—

Total Costs and Expenses	15,261	13,676	947	(335)		29,549

Income (loss) before income taxes	(2,054)	(11,446)	—	335		(13,165)
Income tax provision (benefit)	(171)	(1,673)	—	(253	)(j)	(2,097)

Net income (loss)	(1,883)	(9,773)	—	588		(11,068)
Less net income attributable to noncontrolling interest	(46)	—	—	—		(46)

Net Income (Loss) Attributable to ConocoPhillips	$(1,929)	$(9,773)	$—	$588		$(11,114)

Net Income (Loss) Per Share of Common Stock(dollars)
Basic	$(1.79)					$(8.14)
Diluted	$(1.79)					$(8.14)

Average Common Shares Outstanding(in thousands)
Basic	1,079,525			286,606	(g)	1,366,131
Diluted	1,079,525			286,606	(g)	1,366,131

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

 UNAUDITED PRO FORMA COMBINED INCOME STATEMENT
For the Year Ended December 31, 2019

			Transaction Accounting Adjustments
	Historical
			Reclass Adjustments(a)	Pro Forma Adjustments		Pro Forma Combined ConocoPhillips
	ConocoPhillips	Concho
	Millions of Dollars
Revenues and Other Income
Sales and other operating revenues	$32,567	—	3,697	—		36,264
Oil sales	—	4,126	(4,126)	—		—
Natural gas sales	—	466	(466)	—		—
Equity in earnings of affiliates	779	—	301	—		1,080
Gain on dispositions	1,966	—	170	—		2,136
Other income (loss)	1,358	—	12	—		1,370

Total Revenues and Other Income	36,670	4,592	(412)	—		40,850

Costs and Expenses
Purchased commodities	11,842	—	—	—		11,842
Production and operating expenses	5,322	—	831	—		6,153
Oil and natural gas production	—	716	(716)	—		—
Gathering, processing and transportation	—	115	(115)	—		—
Selling, general and administrative expenses	556	326	—	175	(b)(e)	1,057
Exploration expenses	743	—	201	—		944
Exploration and abandonments	—	201	(201)	—		—
Depreciation, depletion and amortization	6,090	1,964	—	(892	)(i)	7,162
Impairments	405	890	282	—		1,577
Impairments of goodwill	—	282	(282)	—		—
Taxes other than income taxes	953	349	—	—		1,302
Accretion on discounted liabilities	326	10	—	—		336
Interest and debt expense	778	—	185	(44	)(c)	919
Foreign currency transaction (gains) losses	66	—	—	—		66
Other expenses	65	—	1	—		66
(Gain) loss on derivatives, net	—	895	(895)	—		—
Net gain on disposition of assets and other	—	(170)	170	—		—
Transaction costs	—	1	(1)	—		—
Interest expense	—	185	(185)	—		—
Other, net	—	(313)	313	—		—

Total Costs and Expenses	27,146	5,451	(412)	(761)		31,424

Income (loss) before income taxes	9,524	(859)	—	761		9,426
Income tax provision (benefit)	2,267	(154)	—	188	(k)	2,301

Net income (loss)	7,257	(705)	—	573		7,125
Less: net income attributable to noncontrolling interest	(68)	—	—	—		(68)

Net Income (Loss) Attributable to ConocoPhillips	$7,189	$(705)	$—	$573		$7,057

Net Income (Loss) Per Share of Common Stock (dollars)
Basic	$6.43					$5.03
Diluted	$6.40					$5.00

Average Common Shares Outstanding (in thousands)
Basic	1,117,260			286,606	(g)	1,403,866
Diluted	1,123,536			286,606	(g)	1,410,142

The accompanying notes are an integral part of the unaudited pro forma combined financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1—Basis of Presentation

        The ConocoPhillips and Concho historical financial information have been derived from each respective company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and Annual Report on Form 10-K for the year ended December 31, 2019. Certain of Concho's historical amounts have been reclassified to conform to ConocoPhillips' financial statement presentation, as discussed further in Note 3. The pro forma financial statements should be read in conjunction with ConocoPhillips' and Concho's historical consolidated financial statements and the notes thereto included in their respective Quarterly Reports on Form 10-Q for the quarterly period ended September 30, 2020, and Annual Reports on Form 10-K for the year ended December 31, 2019, which have been incorporated by reference into this joint proxy statement/prospectus. The pro forma balance sheet gives effect to the merger as if it had been completed on September 30, 2020. The pro forma income statements give effect to the merger as if it had been completed on January 1, 2019.

        The merger and the related adjustments are described in the accompanying notes to the pro forma financial statements. In the opinion of ConocoPhillips' management, all material adjustments have been made that are necessary to present fairly, in accordance with Article 11 of Regulation S-X of the SEC, the pro forma financial statements. The pro forma financial statements do not purport to be indicative of the financial position or results of operations of the combined company that would have occurred if the merger had occurred on the dates indicated, nor are they indicative of ConocoPhillips' future financial position or results of operations. In addition, future results may vary significantly from those reflected in such statements due to factors discussed in the section entitled "Risk Factors" on page 41 of this joint proxy statement/prospectus.

Note 2—Preliminary Acquisition Accounting

        We currently expect the acquisition to close in the first quarter of 2021, for an estimated closing price of approximately $9.6 billion, subject to customary closing conditions. There can be no assurance the acquisition will close as expected or at all.

        ConocoPhillips has determined it is the accounting acquirer to the merger which will be accounted for under the acquisition method of accounting for business combinations in accordance with Accounting Standards Codification 805, Business Combinations ("ASC 805"). The allocation of the preliminary estimated purchase price with respect to the merger is based upon management's estimates of and assumptions related to the fair values of assets to be acquired and liabilities to be assumed as of September 30, 2020, using currently available information. Due to the fact that the unaudited pro forma combined financial statements have been prepared based on these preliminary estimates, the final purchase price allocation and the resulting effect on ConocoPhillips' financial position and results of operations may differ significantly from the pro forma amounts included herein.

        The final purchase price allocation for the business combination will be performed subsequent to closing and adjustments to estimated amounts or recognition of additional assets acquired or liabilities assumed may occur as more detailed analyses are completed and additional information is obtained about the facts and circumstances that existed as of the closing date of the merger. ConocoPhillips expects to finalize the purchase price allocation as soon as practicable after completing the merger.

        The preliminary purchase price allocation is subject to change due to several factors, including but not limited to:

  •
  Changes in the estimated fair value of ConocoPhillips common stock transferred as merger consideration to Concho's stockholders, based on ConocoPhillips' closing share price at the closing date of the merger, and the Concho common stock outstanding at the closing date of the merger, including outstanding common stock associated with Concho's stock compensation plans;

  •
  Changes in the estimated fair value of Concho's identifiable assets acquired and liabilities assumed as of the closing date of the merger, which could result from ConocoPhillips' additional valuation analysis, changes in future oil and natural gas commodity prices, reserves estimates, discount rates and other factors; and

  •
  The factors described in the section entitled "Risk Factors" on page 41 of this joint proxy statement/prospectus.

        The following table presents the preliminary merger consideration and preliminary purchase price allocation of the assets acquired and the liabilities assumed in the merger:

Preliminary Acquisition Accounting

Preliminary Purchase Price Allocation
Merger Consideration
Number of shares of Concho common stock issued and outstanding (in thousands)*	194,541
Number of shares of Concho restricted stock awards outstanding (in thousands)*	1,764

196,305
Exchange ratio	1.46
Additional shares of ConocoPhillips common stock to be issued as merger consideration (in thousands)	286,606
Closing price per common share of ConocoPhillips common stock (dollars)**	$33.38
Merger consideration (Millions of Dollars)	$9,567

*
Outstanding as of October 16, 2020.

**
Based on the ConocoPhillips closing stock price as of November 9, 2020.

Millions of Dollars
Assets Acquired
Cash and cash equivalents	$402
Accounts receivable, net	457
Inventories	26
Prepaid expenses and other current assets	321
Investments and long-term receivables	324
Net properties, plants and equipment	13,550
Other assets	23

Total assets to be acquired	$15,103

Liabilities Assumed
Accounts payable	$497
Other accruals and other current liabilities	200
Long-term debt	4,559
Asset retirement obligations and accrued environmental costs	129
Deferred income taxes	95
Other liabilities and deferred credits	56

Total liabilities to be assumed	5,536

Net assets to be acquired	$9,567

        From October 16, 2020, the last trading date prior to the initial public announcement of the merger to November 9, 2020, the preliminary value of ConocoPhillips' merger consideration to be issued had decreased by approximately $112 million, as a result of the decrease in the share price for ConocoPhillips common stock from $33.77 to $33.38. The final value of ConocoPhillips' consideration will be determined based on the actual number of shares of ConocoPhillips common stock issued and the market price of ConocoPhillips common stock at the closing date of the merger. A 10% increase or decrease in the closing price of ConocoPhillips common stock, as compared to the November 9, 2020 closing price of $33.38, would increase or decrease the merger consideration by approximately $957 million, assuming all other factors are held constant. An increase in the closing price of ConocoPhillips common stock could potentially result in goodwill as of the closing date of the merger.

Note 3—Pro Forma Adjustments

        The pro forma financial statements have been adjusted to reflect reclassifications of Concho's financial statements to conform to ConocoPhillips' financial statement presentation, adjustments to historical book values of Concho to their preliminary estimated fair values in accordance with the acquisition method of accounting, the estimated closing price to be paid by ConocoPhillips for the common stock of Concho, the assumption of Concho's debt, estimated direct transaction costs, and the estimated tax impact of pro forma adjustments. These adjustments include the following:

  (a)
  The following reclassifications were made as a result of the transaction to conform to ConocoPhillips' presentation:

          Pro Forma Combined Balance Sheet as of September 30, 2020:

    •
    Reclassification of $327 million from Accounts receivable—oil and natural gas, net and $130 million from Accounts receivable—joint operations and other, net to Accounts and notes receivable, net;

    •
    Reclassification of $65 million from Accounts receivable—oil and natural gas, net and $212 million from Derivative instruments-asset to Prepaid expenses and other current assets;

    •
    Reclassification of $324 million from Other assets to Investments and long-term receivables;

    •
    Reclassification of $19 million from Deferred income taxes classified as a deferred tax asset and $4 million from Asset retirement obligations and accrued environmental costs to Deferred income taxes;

    •
    Reclassification of $12 million from Net properties, plants and equipment, $5 million from Deferred loan costs, net, $16 million from Intangible assets, net, and $5 million from Noncurrent derivative instruments-assets to Other assets;

    •
    Reclassification of $137 million from Revenue payable, $181 million from Accrued drilling costs, and $134 million from Other current liabilities to Accounts payable;

    •
    Reclassification of $26 million from Other current liabilities to Employee benefit obligations-current;

    •
    Reclassification of $6 million from Other current liabilities to Short-term debt;

    •
    Reclassification of $58 million from Other current liabilities and $3 million from Revenue payable to Accrued income and other taxes;

    •
    Reclassification of $102 million from Other current liabilities and $5 million from Derivative instruments-liability to Other accruals;

    •
    Reclassification of $47 million from Noncurrent derivative instruments-liability and $9 million from Asset retirement obligations and accrued environmental costs to Other liabilities and deferred credits;

    •
    Reclassification of $8 million from Asset retirement obligations and accrued environmental costs to Long-term debt.

          Pro Forma Combined Income Statement for the nine months ended September 30, 2020:

    •
    Reclassification of $2,027 million from Oil sales, $203 million from Natural gas sales, and $1,056 million from Gain on derivatives to Sales and other operating revenues;

    •
    Reclassification of $191 million from Other, net to Equity in earnings of affiliates;

    •
    Reclassification of $99 million from Net gain on disposition of assets and other to Gain on dispositions;

    •
    Reclassification of $17 million from Other, net to Other income (loss);

    •
    Reclassification of $406 million from Oil and natural gas production and $139 million from Gathering, processing and transportation to Production and operating expenses;

    •
    Reclassification of $2,749 million from Exploration and abandonments to Exploration expenses;

    •
    Reclassification of $1,917 million from Impairments of goodwill to Impairments;

    •
    Reclassification of $127 million from Interest expense to Interest and debt expense;

    •
    Reclassification of $24 million from Loss on extinguishment of debt to Other expenses.

          Pro Forma Combined Income Statement for the year ended December 31, 2019:

    •
    Reclassification of $4,126 million from Oil sales, $466 million from Natural gas sales, and $895 million from Loss on derivatives to Sales and other operating revenues;

    •
    Reclassification of $301 million from Other, net to Equity in earnings of affiliates;

    •
    Reclassification of $170 million from Net gain on disposition of assets and other to Gain on dispositions;

    •
    Reclassification of $12 million from Other, net to Other income (loss);

    •
    Reclassification of $716 million from Oil and natural gas production and $115 million from Gathering, processing and transportation to Production and operating expenses;

    •
    Reclassification of $201 million from Exploration and abandonments to Exploration expenses;

    •
    Reclassification of $282 million from Impairments of goodwill to Impairments;

    •
    Reclassification of $185 million from Interest expense to Interest and debt expense;

    •
    Reclassification of $1 million from Transaction costs to Other expenses.

  (b)
  Reflects the cash equivalent merger consideration of $48 million related to the Concho performance unit awards that will vest upon the closing date of the merger, which have been reflected as a transaction accounting adjustment, impacting Retained earnings (accumulated deficit) in the pro forma balance sheet as of September 30, 2020, and impacting Selling, general and administrative expenses in the pro forma income statement for the year ended December 31, 2019.

  (c)
  Reflects the adjustments to reflect the preliminary estimated fair value of ConocoPhillips common stock of $9.6 billion allocated to the estimated fair values of the assets acquired and liabilities assumed as follows:

  •
  $2.6 billion increase to Net properties, plants and equipment, the substantial majority of which was related to unproved properties.

  •
  $695 million increase to long-term debt, and the corresponding amortization of the premium as a reduction to interest expense of $33 million and $44 million for the nine months ended September 30, 2020 and the year ended December 31, 2019, respectively.

  (d)
  Reflects the write-off of the historical Deferred loan costs, net of $5 million and the Intangible assets, net of $16 million.

  (e)
  Reflects the accrual of non-recurring costs of $127 million related to the merger including, among others, fees paid for financial advisors, legal services, and professional accounting services. The costs are not reflected in the historical September 30, 2020 consolidated balance sheets of ConocoPhillips and Concho, but are reflected in the ConocoPhillips combined pro forma balance sheet as of September 30, 2020, as an increase to Other accruals and a decrease to Retained earnings (accumulated deficit) , and in the ConocoPhillips combined pro forma income statement for the year ended December 31, 2019, within Selling, general and administrative expenses as they will be expensed by ConocoPhillips and Concho as incurred. These amounts and their corresponding tax effect have not been reflected in the pro forma income statement for the nine months ended September 30, 2020, due to their nonrecurring nature. These costs are not expected to be incurred in any period beyond 12 months from the closing date of the merger.

  (f)
  Reflects a $110 million increase to deferred tax liabilities based on the blended federal and state statutory rate of approximately 23.5% multiplied by the fair value adjustments related to the assets acquired and liabilities assumed, which was partially offset by the reversal of a portion of the valuation allowance Concho recorded on its deferred tax assets.

  (g)
  Reflects the estimated increase in shares of ConocoPhillips common stock and capital in excess of par resulting from the issuance of shares of ConocoPhillips common stock to Concho stockholders to effect the merger.

  (h)
  Reflects the elimination of Concho's historical equity balances in accordance with the acquisition method of accounting.

  (i)
  Reflects the pro forma adjustments to depreciation, depletion and amortization expense calculated in accordance with the successful efforts method of accounting for oil and gas properties, which were based on the preliminary purchase price allocation of estimated fair value of the net properties, plants and equipment acquired.

  (j)
  Reflects tax effect of the adjustments above at the blended federal and state statutory rate of approximately 23.5%, a $5 million expense adjustment for the impact of the merger on ConocoPhillips' foreign tax credit position and a $336 million non-recurring benefit related to an adjustment to Concho's valuation allowance recorded for the nine months ended September 30, 2020.

  (k)
  Reflects tax effect of the adjustments above at the blended federal and state statutory rate of approximately 23.5% and a $9 million expense adjustment related to the impact on ConocoPhillips' foreign tax credit position for the year ended December 31, 2019.

Note 4—Management's Adjustments

        Management expects that, following completion of the merger with Concho, the post-acquisition company will realize certain cost savings as compared to the historical combined costs of ConocoPhillips and Concho operating independently. Such cost savings, which result from the elimination of duplicate costs and the manner in which the post-acquisition company will be integrated and managed prospectively, are expected soon after completion of the merger, to be realized within the first year and continuing into future periods. Management's adjustments are based on estimated cost savings as a result of the integration of personnel and related reduction in payroll and other costs of the combined company and are not reflected in the pro forma income statements.

        Material limitations of these adjustments include not fully realizing the anticipated benefits, taking longer to realize these cost savings, or other adverse effects that ConocoPhillips does not currently foresee. Further, there may be additional charges incurred in achieving these cost savings, such as severance and benefit costs, for which management cannot determine the nature and amount as of the date of this joint proxy statement/prospectus, and thus, such charges are not reflected in the pro forma income statements. These adjustments reflect all Management's Adjustments that are, in the opinion of management, necessary to a fair statement of the pro forma financial information presented. Future results may vary significantly from the pro forma financial information presented because of various factors, including those discussed in the section entitled "Risk Factors" beginning on page 41 of this joint proxy statement/prospectus.

        Had the merger been completed as of January 1, 2019, management estimates that the following selling, general and administrative expenses and exploration expenses would not have been incurred, on a pre-tax basis:

  •
  For the nine months ended September 30, 2020, $75 million related to direct costs for Concho's officers, board, and other corporate costs, as well as ConocoPhillips' $113 million of corporate and regional costs and $75 million of exploration costs, inclusive of $18 million of general and administrative expenses.

  •
  For the year ended December 31, 2019, $100 million related to direct costs for Concho's officers, certain other employees, board, and other corporate costs, as well as ConocoPhillips' $150 million of corporate and regional costs and $100 million of exploration costs, inclusive of $25 million of general and administrative expenses.

        The tax effect has been calculated based on the blended federal and state statutory rates applicable to the above adjustments of approximately 23.5%.

        These annual cost savings primarily relate to certain eliminations of duplicate corporate costs and the refocused exploration program, and do not include annual capital savings of $150 million for ConocoPhillips' exploration program.

        The following tables present the estimated effects on the pro forma combined income statements from elimination of the identified expenses:

Management's Adjustments

	For the Nine Months Ended September 30, 2020
	Combined Pro Forma Total	Management Adjustments	As Adjusted
Millions of Dollars Except Per Share Amounts
Selling, general and administrative expenses	$453	(206)	247
Exploration expenses	3,159	(57)	3,103
Income (loss) before income taxes	(13,165)	262	(12,903)
Net income (loss)	(11,068)	200	(10,868)
Net income (loss) attributable to ConocoPhillips	$(11,114)	200	(10,914)
Per common share
Basic	$(8.14)	0.15	(7.98)
Diluted	(8.14)	0.15	(7.98)

	For the Year Ended December 31, 2019
	Combined Pro Forma Total	Management Adjustments	As Adjusted
Millions of Dollars Except Per Share Amounts
Selling, general and administrative expenses	$1,057	(275)	782
Exploration expenses	944	(75)	869
Income (loss) before income taxes	9,426	350	9,776
Net income (loss)	7,125	268	7,393
Net income (loss) attributable to ConocoPhillips	$7,057	268	7,325
Per common share
Basic	$5.03	0.19	5.22
Diluted	5.00	0.19	5.19

Note 5—Supplemental Pro Forma Oil and Gas Reserves Information

        The following tables present the estimated pro forma combined net proved developed and undeveloped oil and gas reserves information as of December 31, 2019, along with a summary of changes in quantities of net remaining proved reserves during the year ended December 31, 2019.

        The following estimated pro forma oil and gas reserves information is not necessarily indicative of the results that might have occurred had the merger been completed on January 1, 2019, and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled "Risk Factors" beginning on page 41 of this joint proxy statement/prospectus.

	Crude Oil
	Millions of Barrels
	ConocoPhillips Historical
Years Ended December 31	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
End of 2018	2,533	78	2,611	750	3,361
Revisions	39	—	39	(125)	(86)
Improved recovery	7	—	7	—	7
Purchases	1	—	1	6	7
Extensions and discoveries	264	—	264	121	385
Production	(250)	(5)	(255)	(76)	(331)
Sales	(32)	—	(32)	(57)	(89)

End of 2019	2,562	73	2,635	619	3,254

Developed
End of 2018	1,896	78	1,974	500	2,474
End of 2019	1,809	73	1,882	442	2,324

Undeveloped
End of 2018	637	—	637	250	887
End of 2019	753	—	753	177	930

        ConocoPhillips anticipates proved developed and undeveloped reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 1,416 million barrels of oil for the Lower 48 geographic area as of December 31, 2019.

	Natural Gas Liquids
	Millions of Barrels
	ConocoPhillips Historical
Years Ended December 31	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
End of 2018	349	42	391	—	391
Revisions	(10)		(10)	—	(10)
Improved recovery	—		—	—	—
Purchases	—	—	—	—	—
Extensions and discoveries	63	—	63	—	63
Production	(37)	(3)	(40)	—	(40)
Sales	(4)	—	(4)	—	(4)

End of 2019	361	39	400	—	400

Developed
End of 2018	221	42	263	—	263
End of 2019	211	39	250	—	250

Undeveloped
End of 2018	128	—	128	—	128
End of 2019	150	—	150	—	150

	Natural Gas
	Billions of Cubic Feet
	ConocoPhillips Historical
Years Ended December 31	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
End of 2018	7,585	4,564	12,149	2,624	14,773
Revisions	243	(7)	236	(121)	115
Improved recovery	—	—	—	—	—
Purchases	2	—	2	19	21
Extensions and discoveries	514	252	766	331	1,097
Production	(780)	(388)	(1,168)	(267)	(1,435)
Sales	(305)	—	(305)	(288)	(593)

End of 2019	7,259	4,421	11,680	2,298	13,978

Developed
End of 2018	6,188	4,059	10,247	1,941	12,188
End of 2019	5,793	3,898	9,691	1,818	11,509

Undeveloped
End of 2018	1,397	505	1,902	683	2,585
End of 2019	1,466	523	1,989	480	2,469

        ConocoPhillips anticipates proved developed and undeveloped reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 4,729 billion cubic feet of natural gas for the Lower 48 geographic area as of December 31, 2019.

	Bitumen
	Millions of Barrels
	ConocoPhillips Historical
Years Ended December 31	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
End of 2018	236	—	236	—	236
Revisions	37	—	37	—	37
Improved recovery	—	—	—	—	—
Purchases	—	—	—	—	—
Extensions and discoveries	31	—	31	—	31
Production	(22)	—	(22)	—	(22)
Sales	—	—	—	—	—

End of 2019	282	—	282	—	282

Developed
End of 2018	155	—	155	—	155
End of 2019	187	—	187	—	187

Undeveloped					—
End of 2018	81	—	81	—	81
End of 2019	95	—	95	—	95

	Total Proved Reserves
	Millions of Barrels of Oil Equivalent
	ConocoPhillips Historical
Years Ended December 31	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Developed and Undeveloped
End of 2018	4,383	880	5,263	1,187	6,450
Revisions	106	(1)	105	(145)	(40)
Improved recovery	7	—	7	—	7
Purchases	2	—	2	9	11
Extensions and discoveries	443	42	485	177	662
Production	(439)	(73)	(512)	(121)	(633)
Sales	(88)	—	(88)	(105)	(193)

End of 2019	4,414	848	5,262	1,002	6,264

Developed
End of 2018	3,305	796	4,101	824	4,925
End of 2019	3,174	761	3,935	745	4,680

Undeveloped
End of 2018	1,078	84	1,162	363	1,525
End of 2019	1,240	87	1,327	257	1,584

        ConocoPhillips anticipates total proved reserves acquired as part of the merger to be reflected in the Lower 48 geographic area in our supplemental oil and gas disclosures, with a pro forma combined total of 2,449 million barrels of oil equivalent for the Lower 48 geographic area as of December 31, 2019.

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Oil and Gas Reserve Quantities

        The following tables present the estimated pro forma discounted future net cash flows at December 31, 2019. The pro forma standardized measure information set forth below gives effect to the merger as if the merger had been completed on January 1, 2019. The disclosures below were determined by referencing the "Standardized Measure of Discounted Future Net Cash Flows" reported in ConocoPhillips' and Concho's respective Annual Reports on Form 10-K for the year ended December 31, 2019; an explanation of the underlying methodology applied, as required by SEC regulations, can be found within the respective Annual Report on Form 10-K. See "Where You Can Find More Information." The calculations assume the continuation of existing economic, operating and contractual conditions at December 31, 2019.

        Therefore, the following estimated pro forma standardized measure is not necessarily indicative of the results that might have occurred had the merger been completed on January 1, 2019 and is not intended to be a projection of future results. Future results may vary significantly from the results reflected because of various factors, including those discussed in the section entitled "Risk Factors" beginning on page 41.

Discounted Future Net Cash Flows

	Millions of Dollars
	ConocoPhillips Historical
2019	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Future cash inflows	$177,570	31,671	209,241	36,001	245,242
Less:
Future production costs	79,502	16,157	95,659	13,519	109,178
Future development costs	31,187	1,218	32,405	2,672	35,077
Future income tax provisions	25,576	3,086	28,662	2,570	31,232

Future net cash flows	41,305	11,210	52,515	17,240	69,755
10 percent annual discount	13,933	4,040	17,973	7,657	25,630

Discounted future net cash flows	$27,372	7,170	34,542	9,583	44,125

Sources of Change in Discounted Future Net Cash Flows

        The changes in the pro forma standardized measure of discounted future net cash flows relating to proved reserves for the year ended December 31, 2019 are as follows:

	Millions of Dollars
	ConocoPhillips Historical
2019	Consolidated Operations	Equity Affiliates	Total Company	Concho Historical	Pro Forma Combined ConocoPhillips
Discounted future net cash flows at the beginning of the year	$35,434	7,929	43,363	15,555	58,918

Changes during the year
Revenues less production costs for the year	(13,424)	(1,673)	(15,097)	(3,412)	(18,509)
Net changes in prices and production costs	(13,538)	(422)	(13,960)	(6,789)	(20,749)
Extensions, discoveries and improved recovery, less estimated future costs	2,985	260	3,245	2,241	5,486
Development costs for the year	5,333	239	5,572	1,086	6,658
Changes in estimated future development costs	559	(21)	538	203	741
Purchases of reserves in place, less estimated future costs	10	—	10	103	113
Sales of reserves in place, less estimated future costs	(1,997)	—	(1,997)	(899)	(2,896)
Revisions of previous quantity estimates	2,099	69	2,168	(1,532)	636
Accretion of discount	5,144	869	6,013	1,635	7,648
Net changes in income taxes	4,767	(80)	4,687	1,392	6,079

Total changes	(8,062)	(759)	(8,821)	(5,972)	(14,793)

Discounted future net cash flows at year end	$27,372	7,170	34,542	9,583	44,125

        For purposes of pro forma presentation to conform with ConocoPhillips presentation, Concho's historical Changes in production rates, timing and other of $74 million has been reclassed to Revisions of previous quantity estimates.

COMPARISON OF STOCKHOLDERS' RIGHTS

        This section describes the material differences between the rights of holders of shares of Concho common stock and the rights of holders of shares of ConocoPhillips common stock. Concho and ConocoPhillips are each incorporated under the laws of the State of Delaware and, accordingly, the rights of Concho stockholders and ConocoPhillips stockholders are both governed by the laws of the State of Delaware. The differences between the rights of Concho stockholders and ConocoPhillips stockholders primarily result from differences between the organizational documents of Concho and ConocoPhillips. As a result of the merger, holders of shares of Concho common stock that receive merger consideration in respect of their shares of Concho common stock will become holders of shares of ConocoPhillips common stock. As a result, following the merger, the rights of Concho stockholders who become ConocoPhillips stockholders in the merger will continue to be governed by the laws of the State of Delaware and will also then be governed by the ConocoPhillips certificate of incorporation and the ConocoPhillips bylaws.

        This section does not include a complete description of all differences between the rights of Concho stockholders and ConocoPhillips stockholders, nor does it include a complete description of the specific rights referred to below. Furthermore, the description of some of the differences in these rights in this section is not intended to indicate that other differences that may be equally important do not exist. All Concho stockholders and ConocoPhillips stockholders are urged to read carefully the relevant provisions of the DGCL, as well as each company's organizational documents. This summary is qualified in its entirety by reference to the full text of each of the ConocoPhillips certificate of incorporation, the ConocoPhillips bylaws, the ConocoPhillips corporate governance guidelines, the Concho certificate of incorporation, the Concho bylaws and the Concho corporate governance guidelines. For information on how to obtain a copy of these documents, see the section entitled "Where You Can Find More Information."

ConocoPhillips Stockholders	Concho Stockholders
Authorized Capital Stock

The authorized capital stock of ConocoPhillips consists of (i) 2,500,000,000 shares of common stock, par value $0.01 per share, and (ii) 500,000,000 shares of preferred stock, par value $0.01 per share.	The authorized capital stock of Concho consists of (i) 300,000,000 shares of common stock, par value $0.001 per share, and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share.

The ConocoPhillips board is authorized to issue the preferred stock in series and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, and the voting powers, preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased by the affirmative vote of the holders of a majority in voting power of the stock entitled to vote, without a separate class vote.
The Concho board is authorized to issue the preferred stock in series and to fix the designation, powers, preferences and rights of the shares, and any qualifications, limitations or restrictions thereof. The number of authorized shares of preferred stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of all then-outstanding shares of the capital stock entitled to vote, without a separate class vote, unless a vote of such holders is required under the applicable preferred stock designation.

ConocoPhillips Stockholders	Concho Stockholders
As of December 9, 2020 (the last practicable date prior to the record date for the ConocoPhillips special meeting), there were outstanding (i) 1,068,034,619 shares of ConocoPhillips common stock and (ii) no shares of ConocoPhillips preferred stock.	As of December 9, 2020 (the last practicable date prior to the record date for the Concho special meeting), there were outstanding (i) 196,294,626 shares of Concho common stock and (ii) no shares of Concho preferred stock.
Voting Rights

Each holder of shares of ConocoPhillips common stock is entitled to one vote for each share of common stock held by the stockholder on the record date for any action, on all matters on which the stockholders are entitled to vote, except that holders of shares of ConocoPhillips common stock are not entitled to vote on amendments to the ConocoPhillips certificate of incorporation solely affecting one or more series of ConocoPhillips preferred stock if the holders of such series are entitled to vote on the matter.
Each holder of shares of Concho common stock is entitled to one vote for each share of common stock held of record by the stockholder on the record date for any action, on all matters properly submitted to the stockholders for their vote, except that holders of shares of Common Stock are not entitled to vote on amendments solely affecting the terms of outstanding series of Concho preferred stock if the holders of that series of Concho preferred stock are entitled to vote on the matter.
Quorum and Adjournment

The ConocoPhillips certificate of incorporation and bylaws provide that the presence in person or by proxy of the holders of shares of ConocoPhillips common stock entitled to cast a majority of the votes which could be cast at such meeting by the holders of all the outstanding shares of ConocoPhillips common stock entitled to vote at such meeting will constitute a quorum.
The Concho bylaws provide that, at any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for all purposes, except to the extent that the presence of a larger number is required by Delaware law.
The ConocoPhillips bylaws provide that the chairman of the meeting of stockholders or the stockholders or their proxies in attendance, may adjourn the meeting from time to time.
The Concho bylaws provide that the chairman of any annual or special meeting will have the power to adjourn or recess the meeting for any reason. The Concho bylaws further provide that in the absence of a quorum at any meeting, the chairman of the meeting, or the holders of a majority of the voting power of the shares entitled to vote thereon who are present, in person or by proxy, may adjourn or recess the meeting to another place, if any, date or time.

ConocoPhillips Stockholders	Concho Stockholders
Number of Directors and Composition of Board of Directors

The ConocoPhillips certificate of incorporation and bylaws provide that the ConocoPhillips board will have no less than six and no more than twenty directors, with the exact number to be determined by the ConocoPhillips board. There are currently 14 members of the ConocoPhillips board—however, as of the effective time of the merger, the size of the ConocoPhillips board will be increased to 15 members, as described in the section entitled "The Merger—Board of Directors and Management of ConocoPhillips Following Completion of the Merger."
Neither the Concho certificate of incorporation nor bylaws provide for a maximum number of directors; however the Concho certificate of incorporation provides that the number of directors may not be less than three. The exact number of directors is fixed by a majority of the Concho board from time to time. There are currently nine members of the Concho board.

The ConocoPhillips corporate governance guidelines require a substantial majority of the ConocoPhillips board to be composed of "independent" directors, as defined by the listing standards of the NYSE.	The Concho corporate governance guidelines require a majority of the Concho board to be composed of "independent" directors, as defined by the listing standards of the NYSE.
Election of Directors

The ConocoPhillips certificate of incorporation and bylaws provide that each director will serve for a term ending on the date of the annual meeting following the one at which such director was elected, provided that the term of each director will continue until his or her successor is elected and qualified, subject to earlier death, resignation, removal or departure.
The Concho certificate of incorporation provides that the board be divided into three classes: Class I, Class II and Class III. Each director will hold office until the third annual meeting following his or her election and until his or her successors have been duly elected and qualified, or otherwise until his or her earlier death, disability, resignation, disqualification or removal.

The ConocoPhillips bylaws provide that each director will be elected by the vote of a majority of the votes cast by stockholders, unless there are more nominees than directors to be elected, in which case directors will be elected by the vote of a plurality of the votes cast at any such meeting.
The Concho bylaws provide that each director in a contested election will be elected by the vote of a plurality of votes cast. In an uncontested election, each nominee will be elected if more votes are cast for him/her than against him/her.

The ConocoPhillips bylaws provide that any director who is not elected and whose successor has not been elected will tender his or her resignation. In such event, the Committee on Directors' Affairs determines whether to recommend to the ConocoPhillips board that the ConocoPhillips board accept such resignation, or whether other action should be taken. The ConocoPhillips board would then determine whether to accept such director's resignation, taking into account the recommendation of the Committee on Directors' Affairs.
Concho's corporate governance guidelines state that the Concho board expects any director who fails to receive the required number of votes to tender his or her resignation. In such event, the Nominating & Governance Committee would determine whether to accept such director's resignation, subject to the Concho board's final approval.

ConocoPhillips Stockholders	Concho Stockholders
Qualification of Directors
The ConocoPhillips corporate governance guidelines provide that a director should not, as a general matter, stand for reelection after his or her 72nd birthday.
The Concho corporate governance guidelines provide that no director may serve as a director past the annual shareholder meeting immediately following his or her 75th birthday, unless the Concho board waives such restriction due to special circumstances based on that director's particular contributions and expertise.
Filling Vacancies on the Board of Directors

The ConocoPhillips certificate of incorporation and bylaws provide that any vacancy on the ConocoPhillips board or any newly created directorship must be filled by the vote of a majority of the board members then in office, even if less than a quorum, or by a sole remaining director; provided, however, that if a series of preferred stock is entitled to elect a director separately as a series or together as a class, the filling of such vacancy shall be governed by the resolution of the ConocoPhillips board providing for the establishment of such series and by applicable law.
The Concho certificate of incorporation and bylaws provide that any vacancy on the Concho board caused by death, resignation, removal from office or other cause will be filled by the vote of a majority of the remaining directors, even though less than a quorum.
Removal of Directors

The ConocoPhillips certificate of incorporation and bylaws allows for removal of any director with or without cause by the affirmative vote of the holders of a majority of the stock entitled to vote; provided, however, that if a series of preferred stock is entitled to elect a director separately as a series or together as a class, the removal of any such director shall be governed by the resolution of the ConocoPhillips board providing for the establishment of such series.
The Concho certificate of incorporation allows for removal of any director only for cause and by the affirmative vote of the holders of 66 2/3% of the voting power of all outstanding shares entitled to vote in the election of directors, voting together as a single class.
Director Nominations by Stockholders

The ConocoPhillips bylaws provide that a stockholder must give advance written notice to the ConocoPhillips Secretary of a director nomination to be considered at an annual meeting, or at a special meeting at which the ConocoPhillips board has determined that directors are to be elected.
The Concho bylaws provide that a stockholder must give advance written notice to the Concho Corporate Secretary of a director nomination to be considered at an annual meeting, or at a special meeting at which the Concho board has determined that directors are to be elected.

ConocoPhillips Stockholders	Concho Stockholders
With respect to nominations to be considered at an annual meeting, the notice must be in writing, meet the requirements of the ConocoPhillips bylaws, and be delivered not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, except that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of:	With respect to nominations to be considered at an annual meeting, the notice must be in writing, meet the requirements of the Concho bylaws, and be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the annual meeting for the preceding year, except that if the annual meeting is more than 30 days before or after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder must be delivered not later than the close of business on the later of:
• the 90th day prior to the date of such annual meeting; or	• the 90th day prior to the date of such annual meeting; or

•

if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, then the 10th day following the day on which such public announcement is first made by ConocoPhillips.

• the 10th day following the day on which public announcement of the date of such meeting is first made by Concho.

In the event that the number of directors to be elected to the ConocoPhillips board at an annual meeting is increased by the ConocoPhillips board and there is no public announcement by ConocoPhillips that names all of the nominees for director or specifies the size of the increased board at least 100 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase if it is delivered to the ConocoPhillips Secretary not later than the close of business on the 10th day following the day on which such public announcement is first made by ConocoPhillips.
In the event that the number of directors to be elected to the Concho board at an annual meeting is increased by the Concho board and there is no public announcement by Concho that names all of the nominees for director or specifies the size of the increased board at least 10 days prior to the last day a stockholder may otherwise deliver a notice, a stockholder's notice will be considered timely with respect to nominees for any new positions created by such increase if it is delivered to the Concho Corporate Secretary by the close of business on the 10th day following the day on which such public announcement is first made by Concho.

Director nominations to be considered at a special meeting must be in writing, meet the requirements of the ConocoPhillips bylaws and be delivered not earlier than the close of business on the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the date of such special meeting (or if the first public announcement of the date of the special meeting is less than 100 days prior to the date of the meeting, then the 10th day following the day on which such public announcement is first made by ConocoPhillips).
Director nominations to be considered at a special meeting must be in writing, meet the requirements of the Concho bylaws and be delivered not earlier than the close of business on the 90th day prior to the special meeting and not later than the close of business on the later of the 70th day prior to the date of such special meeting or the 10th day following the day on which the public announcement of the date of the special meeting is first made by Concho.

ConocoPhillips Stockholders	Concho Stockholders
Proxy Access

The ConocoPhillips bylaws contain proxy access provisions providing that ConocoPhillips stockholders may deliver a notice to the ConocoPhillips Secretary of nominees for election as directors at an annual meeting to be included in ConocoPhillips' proxy materials for such annual meeting, provided that certain conditions set forth in the ConocoPhillips bylaws are satisfied.

In order for a stockholder nominee to be included in ConocoPhillips' proxy materials for an annual meeting, a nomination notice meeting the requirements of ConocoPhillips' bylaws must be delivered by an "eligible stockholder" (as described below) not less than 120 days nor more than 150 days prior to the first anniversary of the date that ConocoPhillips first distributed its proxy statement to stockholders for the previous year's annual meeting of stockholders.

An "eligible stockholder" is a ConocoPhillips stockholder (or a group of no more than 20 stockholders) who has continuously owned for at least three years that number of shares of ConocoPhillips common stock that constitutes 3% or more of the outstanding shares of ConocoPhillips common stock as of the date of delivery of the nomination notice and the record date of the annual meeting. Such stockholder must also own shares of ConocoPhillips common stock satisfying such requirements through the date of the annual meeting in order to be an eligible stockholder.

The Concho bylaws contain proxy access provisions providing that Concho stockholders may deliver a notice to the Concho Corporate Secretary of nominees for election as directors at an annual meeting to be included in Concho's proxy materials for such annual meeting, provided that certain conditions set forth in the Concho bylaws are satisfied.

In order for a stockholder nominee to be included in Concho's proxy materials for an annual meeting, a nomination notice meeting the requirements of the Concho bylaws must be delivered by an "eligible stockholder" (as described below) not earlier than the close of business on the 150th day and not later than the close of business on the 120th day prior to the first anniversary of the date the definitive proxy statement was first released to Concho stockholders in connection with the preceding year's annual meeting of stockholders, except that in the event the annual meeting is more than 30 days before or 30 days after the anniversary date of the preceding year's annual meeting, or if no annual meeting of stockholders was held in the preceding year, the nomination notice must be delivered not earlier than the close of business on the 150th day prior to the date of such annual meeting and not later than the close of business on the later of:

•

the 120th day prior to the date of such annual meeting; or

The number of stockholder nominees appearing in the proxy materials with respect to an annual meeting of stockholders must not exceed the greater of two or 20% of the number of directors in office as of the last day on which a nomination notice may be delivered, or, if such amount is not a whole number, the closest whole number below 20%.

•

the 10th day following the day on which public announcement of the annual meeting is first made by Concho.

An "eligible stockholder" is a Concho stockholder (or a group of no more than 20 stockholders or beneficial owners) who has continuously owned for at least three years that number of shares of Concho common stock that constitutes 3% or more of the outstanding shares of Concho common stock as of the time of delivery of the nomination notice. Such stockholder must also own shares of Concho common stock satisfying such requirements through the time of the annual meeting in order to be an eligible stockholder.

ConocoPhillips Stockholders	Concho Stockholders
The number of stockholder nominees appearing in the proxy materials with respect to an annual meeting of stockholders must not exceed the greater of two or 20% of the number of directors in office as of the last day on which a nomination notice may be delivered subject to rounding pursuant to the Concho bylaws if the number is not a whole number.
Action by Stockholders

The ConocoPhillips bylaws provide that the affirmative vote of the holders of a majority of shares of ConocoPhillips common stock present in person or represented by proxy at the meeting and entitled to vote on the question, voting as a single class will be the act of the stockholders except in the case of board elections (discussed above in "Comparison of Stockholders' Rights—Election of Directors").
The Concho bylaws provide that a matter will be approved if the number of votes cast in favor of the action exceed the number of votes cast against the action, except in the case of certain board elections (discussed above in "Comparison of Stockholders' Rights—Election of Directors").
The ConocoPhillips certificate of incorporation and bylaws provide that stockholders may not act by written consent.	The Concho certificate of incorporation provides that stockholders may not act by written consent.
Fair Price Provision

The ConocoPhillips certificate of incorporation requires that specified business combinations involving a person or entity that beneficially owns 15% or more of the outstanding shares of ConocoPhillips voting stock or that is an affiliate of that person (which we refer to as a "related person"), must be approved by (i) at least 80% of the votes entitled to be cast by the voting stock and (ii) at least 66 2/3% of the votes entitled to be cast by the voting stock other than voting stock owned by the related person. These supermajority requirements do not apply if:	The Concho certificate of incorporation does not include a fair price provision.
• a majority of the directors who are unaffiliated with the related person and who were in office before the related person became a related person approve the transaction; or

•

specified fair price conditions are met that in general provide that the payment received by the stockholders in the business combination is not less than the amount the related person paid or agreed to pay for any shares of ConocoPhillips' voting stock acquired within one year of the business combination.

ConocoPhillips Stockholders	Concho Stockholders
Stockholder Proposals

The ConocoPhillips bylaws provide that a stockholder must give advance written notice to the ConocoPhillips Secretary of any proposal for business to be considered at an annual meeting. The ConocoPhillips bylaws do not provide for submission of stockholder proposals for consideration at special meetings.
The Concho bylaws provide that a stockholder must give advance written notice to the Concho Corporate Secretary of any proposal for business to be transacted at an annual meeting. The Concho bylaws do not provide for submission of stockholder proposals for consideration at special meetings.

With respect to proposals for matters to be considered at an annual meeting, the notice must be in writing, meet the requirements of the ConocoPhillips bylaws, and be delivered not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting, except that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the close of business on the later of:
With respect to proposals to be considered at an annual meeting, the notice must be in writing, meet the requirements of the Concho bylaws, and be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary date of the annual meeting for the preceding year, except that if the annual meeting is more than 30 days before or after such anniversary date, or if no annual meeting was held in the preceding year, notice by the stockholder must be delivered not later than the close of business on the later of:
• the 90th day prior to the date of such annual meeting; or	• the 90th day prior to the date of such annual meeting; or

•

if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, then the 10th day following the day on which such public announcement is first made by ConocoPhillips.

• the 10th day following the day on which public announcement of the date of such meeting is first made by Concho.
Certificate of Incorporation Amendments

Amendments to the ConocoPhillips certificate of incorporation generally must be approved by the ConocoPhillips board of directors and by a majority of the outstanding stock entitled to vote on the amendment, and, if applicable, by a majority of the outstanding stock of each class or series entitled to vote on the amendment as a class or series.

Generally, the Concho certificate of incorporation may be amended upon a resolution of the Concho board and approved by:

•

the holders of a majority of the outstanding shares entitled to vote; and

•

a majority of the outstanding shares of each class entitled to a class vote, if any.

ConocoPhillips Stockholders	Concho Stockholders
The ConocoPhillips certificate of incorporation provides that an affirmative vote of 80% of the outstanding voting stock of ConocoPhillips entitled to vote is required for an amendment to:

•

Article FIFTH, the contents of which cover the election, removal and vacancy of a director on the ConocoPhillips board.

•

Article SEVENTH, the contents of which covers the ability of ConocoPhillips stockholders to act by written consent;

Further, the Concho certificate of incorporation states that an affirmative vote of 80% of the outstanding voting stock of Concho entitled to vote generally in the election of directors is required for amendment to Article X of the Concho certificate of incorporation, the contents of which cover Concho's renouncement of any interest or expectancy in any business opportunity as defined in the Concho certificate of incorporation.

• Article NINTH, the contents of which pertain to the limitation or elimination of liability for ConocoPhillips directors; and
• Paragraph (c)(2)(b), the provision relating to setting the 80% supermajority threshold applicable to the provisions set forth above.

The ConocoPhillips certificate of incorporation also provides that an affirmative vote of 80% of the outstanding voting stock of ConocoPhillips entitled to vote, acting on the unanimous recommendation of the ConocoPhillips board, is required for an amendment to Article FIRST, which pertains to the name of the corporation.

Additionally, the affirmative vote of shares representing (i) not less than 80% of the votes entitled to be cast by the voting stock, voting together as a single class, and (ii) not less than 66 2/3% of the votes entitled to be cast by the voting stock not owned, directly or indirectly, by any related person is required to amend any provisions inconsistent with Article EIGHTH, the contents of which pertain to a fair price provision.
Bylaw Amendments
The ConocoPhillips certificate of incorporation provides that the ConocoPhillips board is authorized to adopt, alter, amend or repeal the ConocoPhillips bylaws.
The Concho certificate of incorporation and bylaws provide that the Concho board is authorized to adopt, amend or repeal the Concho bylaws at any meeting at which a quorum is present by the affirmative vote of a majority of the whole Concho board.

ConocoPhillips Stockholders	Concho Stockholders
The ConocoPhillips certificate of incorporation also provides that the ConocoPhillips bylaws may be adopted, altered, amended, or repealed by the affirmative vote of shares representing a majority of the votes entitled to vote. However, any such action with respect to certain provisions of the bylaws, the contents of which include, among others, special meetings; stockholder action by written consent; the nomination of directors and business at the annual meeting; the number, classification and qualification of directors; filling vacancies on the board of directors; and removing directors, require the affirmative vote of shares representing at least 80% of the votes entitled to be cast.	The Concho certificate of incorporation and bylaws provide that they may be adopted, amended or repealed by the affirmative vote of the holders of 66 2/3% of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class.
Special Meetings of Stockholders
The ConocoPhillips bylaws provide that a special meeting of the ConocoPhillips stockholders may be called only by the ConocoPhillips board or by the Chairman of the ConocoPhillips board.	The Concho bylaws provide that a special meeting of the Concho stockholders may be held at the request of: • the Chairman of the Concho board; or
• the Concho board pursuant to a resolution adopted by a majority of the whole Concho board.
Notice of Meetings of Stockholders
Under the ConocoPhillips bylaws, notice of a special meeting must be given to stockholders entitled to vote at the meeting not less than 10 days nor more than 60 days before the date of the meeting.
Under the Concho bylaws, unless otherwise provided by law, notice of an annual or special meeting must be given to stockholders entitled to vote at the meeting at least 10 days but no more than 60 days prior to the date of the meeting.
Proxies

The ConocoPhillips bylaws provide that every ConocoPhillips stockholder having the right to vote is entitled to vote in person or by proxy bearing a date not more than three years prior to voting, unless such proxy provides for a longer period.
The Concho bylaws provide that every Concho stockholder having the right to vote is entitled to vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting.

ConocoPhillips Stockholders	Concho Stockholders
Forum Selection
Under the ConocoPhillips bylaws, unless ConocoPhillips consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain actions is a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware). These actions include:

•

any derivative action or proceeding brought on behalf of ConocoPhillips;

•

any action asserting a claim or breach of fiduciary duty owed by any director, officer or employee of ConocoPhillips to ConocoPhillips or ConocoPhillips stockholders;

•

any action asserting a claim against ConocoPhillips or any director or officer or other employee of ConocoPhillips arising pursuant to any provision of the DGCL, the ConocoPhillips certificate of incorporation or the ConocoPhillips bylaws; or

•

any action asserting a claim against ConocoPhillips or any director or officer or other employee of ConocoPhillips governed by the internal affairs doctrine.

Under the Concho bylaws, unless Concho consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain actions is the Court of Chancery of the State of Delaware, to the fullest extent permitted by law (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, then the Superior Court of Delaware will, or if such state courts in Delaware lack jurisdiction, the federal district court for the District of Delaware will). These actions include:

•

any derivative action or proceeding brought on behalf of Concho;

•

any action asserting a claim of breach of fiduciary duty owed by any current or former director, officer other employee or stockholder of Concho to Concho or Concho's stockholders;

•

any action asserting a claim arising pursuant to any provision of the DGCL, the Concho certificate of incorporation or the Concho bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; or

•

any action asserting a claim governed by the internal affairs doctrine.

The federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.
Limitation of Liability of Directors

The DGCL provides that a corporation may limit or eliminate a director's personal liability for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except for liability for: (i) any breach of the director's duty of loyalty to such corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of provisions of Delaware law governing payment of dividends and stock purchases or redemptions or (iv) any transaction from which the director derived an improper personal benefit.
The DGCL provides that a corporation may limit or eliminate a director's personal liability for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director, except for liability for: (i) any breach of the director's duty of loyalty to such corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) willful or negligent violation of provisions of Delaware law governing payment of dividends and stock purchases or redemptions or (iv) any transaction from which the director derived an improper personal benefit.

ConocoPhillips Stockholders	Concho Stockholders
The ConocoPhillips certificate of incorporation provides that, to the fullest extent permitted by the DGCL, no director of ConocoPhillips is personally liable to ConocoPhillips or ConocoPhillips stockholders for monetary damages for breach of fiduciary duty as a director.	The Concho certificate of incorporation provides that no Concho director will be personally liable to Concho or Concho stockholders for monetary damages for breach of duty as a director, to the fullest extent permitted by the DGCL. Further to this, no Concho director will be personally liable to Concho or Concho stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for, (i) any breach of the director's duty of loyalty to Concho or Concho stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or knowing law violation, (iii) willful or negligent violation of provisions of Delaware law governing payment of dividends and stock purchases or redemptions or (iv) for any transaction from which the director derived an improper personal benefit.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of Concho directors will be eliminated or limited to the fullest extent permitted by the DGCL, as amended.
Indemnification of Directors and Officers

The ConocoPhillips bylaws provide that ConocoPhillips will indemnify and hold harmless, to the fullest extent permitted under the DGCL, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of ConocoPhillips, or is or was a director, officer or employee of ConocoPhillips serving at the request of ConocoPhillips as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and reasonably incurred by such person in connection therewith if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of ConocoPhillips and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.
The Concho bylaws provide that Concho will indemnify and hold harmless, to the fullest extent permitted by Delaware law, any person who was or is made or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of Concho, or while a director or officer of Concho, is or was serving at the request of Concho as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection therewith.

ConocoPhillips Stockholders	Concho Stockholders
The ConocoPhillips bylaws provide that expenses incurred by such an indemnified person in defending any civil, criminal, administrative or investigative action, suit or proceeding will be paid by ConocoPhillips in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by ConocoPhillips.	The Concho bylaws provide that Concho will pay the expenses (including attorneys' fees) incurred by a person potentially eligible for indemnification (as specified above) in defending any proceeding in advance of its final disposition to the full extent permitted by Delaware law; except that, to the extent required by law, any payment of expenses in advance of the final disposition of a proceeding will be made only upon receipt of an undertaking by such person to repay all amounts advanced if it should be ultimately determined that such person is not entitled to be indemnified.
State Anti-Takeover Provisions

ConocoPhillips has not opted out of Section 203 of the DGCL, which provides that a corporation may not engage in certain business combinations, including mergers, sales and leases of assets, issuances of securities and other similar transactions, with any stockholder that owns 15% or more of the outstanding voting stock of a corporation (an "interested stockholder") for three years following the date such stockholder became an interested stockholder unless one of the following exceptions applies: (i) the ConocoPhillips board approved the business combination or the transaction that resulted in the person becoming an interested stockholder prior to the time that the person became an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder such person owned at least 85% of the outstanding voting stock of the corporation, excluding, for purposes of determining the voting stock outstanding, voting stock owned by directors who are also officers and certain employee stock plans or (iii) the transaction is approved by the ConocoPhillips board and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder. An "interested stockholder" also includes the affiliates and associates of a 15% or more owner and any affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock within the preceding three-year period (subject to certain exceptions).
Concho has not opted out of Section 203 of the DGCL, which provides that a corporation may not engage in certain business combinations, including mergers, sales and leases of assets, issuances of securities and other similar transactions, with any stockholder that owns 15% or more of the outstanding voting stock of a corporation (an "interested stockholder") for three years following the date such stockholder became an interested stockholder unless one of the following exceptions applies: (i) the Concho board approved the business combination or the transaction that resulted in the person becoming an interested stockholder prior to the time that the person became an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder such person owned at least 85% of the outstanding voting stock of the corporation, excluding, for purposes of determining the voting stock outstanding, voting stock owned by directors who are also officers and certain employee stock plans or (iii) the transaction is approved by the Concho board and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder. An "interested stockholder" also includes the affiliates and associates of a 15% or more owner and any affiliate or associate of the corporation who was the owner of 15% or more of the outstanding voting stock within the preceding three-year period (subject to certain exceptions).
Stockholder Rights Plan
ConocoPhillips is not party to a rights plan.	Concho is not party to a rights plan.

NO APPRAISAL RIGHTS

        Because shares of Concho common stock are listed on the NYSE and holders of shares of Concho common stock are not required to receive consideration other than shares of ConocoPhillips common stock, which are listed on the NYSE, and cash in lieu of fractional shares in the merger, holders of shares of Concho common stock are not entitled to exercise appraisal rights under Delaware law in connection with the merger.

        Under Delaware law, ConocoPhillips stockholders are not entitled to appraisal rights in connection with the issuance of shares of ConocoPhillips common stock as contemplated by the merger agreement.

 SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT/DIRECTORS OF CONOCOPHILLIPS

Security Ownership of Directors and Executive Officers

        The following table sets forth the number of shares of ConocoPhillips common stock beneficially owned as of December 2, 2020, unless otherwise noted, by each ConocoPhillips director, each named executive officer, and all of ConocoPhillips' current directors and executive officers as a group. Together these individuals beneficially own less than one percent of ConocoPhillips common stock. The table also includes information about stock options, restricted stock, and restricted and deferred stock units credited to the accounts of directors and executive officers under various compensation and benefit plans.

        For purposes of this table, shares are considered to be "beneficially" owned if the person, directly or indirectly, has sole or shared voting or investment power with respect to such shares. In addition, a person is deemed to beneficially own shares if that person has the right to acquire such shares within 60 days of December 2, 2020.

        Applicable percentage ownership and voting power is based on 1,068,032,892 shares of ConocoPhillips common stock outstanding as of December 2, 2020.

        Unless otherwise noted below, the address of each beneficial owner listed in the table below is 16930 Park Row Dr., Houston, Texas 77084.

	Number of Shares or Units
Name	Total Common Stock Beneficially Owned	Restricted/ Deferred Stock Units(1)		Options Exercisable Within 60 Days(2)
C.E. Bunch	3,492	26,457		—
C.M. Devine	—	11,073		—
J.V. Faraci	—	38,177		—
J. Freeman	6,754	23,148		—
G. Huey Evans OBE	—	30,465		—
J.A. Joerres	—	8,058		—
W.H. McRaven	—	7,066		—
S. Mulligan	—	11,073		—
E.D. Mullins	—	861		—
A.N. Murti	19,000	35,072		—
R.A. Niblock	—	63,327		—
D.T. Seaton	2,500	—		—
R.A. Walker	—	—		—
R.M. Lance	117,077	410,609	(3)	3,280,272
W.L. Bullock, Jr.	22,340	61,922	(4)	319,487
D.E. Wallette, Jr.	54,926	142,024	(5)	957,029
M.J. Fox	73,472	98,612	(6)	1,364,217
K.B. Rose	—	—		—
Directors and Executive Officers as a Group (23 persons)	329,964	1,017,153		6,472,210

(1)
Includes restricted or deferred stock units that may be voted or sold only upon passage of time.

(2)
Includes beneficial ownership of shares of common stock that may be acquired within 60 days of December 2, 2020 through stock options awarded under compensation plans.

(3)
Includes 173,749 units that are expected to settle in cash. Does not include 423,372 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved.

(4)
Includes 22,798 units that are expected to settle in cash. Does not include 87,503 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved.

(5)
Includes 76,818 units that are expected to settle in cash. Does not include 167,038 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved.

(6)
Includes 64,382 units that are expected to settle in cash. Does not include 202,331 target performance share units that are subject to performance adjustment and vesting to the extent that certain performance objectives are achieved.

        The following table sets forth information regarding persons whom we know to be the beneficial owners of more than five percent of our issued and outstanding common stock (as of the date of such stockholders' Schedule 13G filings with the SEC).

Security Ownership of Other Beneficial Owners

Name and Address	Number of Shares	Percent of Class
The Vanguard Group(1)	88,821,603	8.31%
100 Vanguard Blvd.
Malvern, PA 19355
BlackRock, Inc.(2)	79,259,064	7.42%
55 East 52nd Street
New York, NY 10055

(1)
Based on a Schedule 13G/A filed with the SEC on February 12, 2020, by The Vanguard Group, on behalf of itself, Vanguard Fiduciary Trust Company, and Vanguard Investments Australia, Ltd.

(2)
Based on a Schedule 13G/A filed with the SEC on February 5, 2020, by BlackRock Inc., on behalf of itself, BlackRock Life Limited, BlackRock International Limited, BlackRock Advisors, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Japan Co., Ltd., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, FutureAdvisor, Inc., BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, BlackRock (Luxembourg) S.A., BlackRock Investment Management (Australia) Limited, BlackRock Advisors (UK) Limited, BlackRock Fund Advisors, BlackRock Asset Management North Asia Limited, BlackRock (Singapore) Limited, and BlackRock Fund Managers Ltd.

 SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT/DIRECTORS OF CONCHO

        To Concho's knowledge, the following table sets forth certain information regarding the beneficial ownership of shares of Concho common stock as of the close of business on December 2, 2020 (except as noted in the footnotes below) and with respect to: each person known by Concho to beneficially own 5% or more of the outstanding shares of Concho common stock; each member of the Concho board; each named executive officer; and the members of the Concho board and Concho's current executive officers as a group.

        Concho has determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, Concho believes, based on the information furnished to Concho, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Concho common stock that he, she or it beneficially owns.

        Applicable percentage ownership and voting power is based on 196,294,966 shares of Concho common stock outstanding as of December 2, 2020.

Security Ownership of Directors and Executive Officers

        Unless otherwise noted below, the address of each beneficial owner listed in the table below is One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701.

Executive Officers and Directors:	Number of Shares(1)	Percentage of Class(2)
Timothy A. Leach(3)	482,687	*
Jack F. Harper(4)	185,657	*
C. William Giraud(5)	175,385	*
Travis L. Counts(6)	47,973	*
Brenda R. Schroer(7)	43,553	*
Steven L. Beal(8)(9)	117,002	*
Tucker S. Bridwell(8)(10)	111,392	*
William H. Easter III(8)(11)	41,837	*
Steven D. Gray(8)(12)	248,953	*
Susan J. Helms(8)	7,227	*
Gary A. Merriman(8)	23,817	*
Mark B. Puckett(8)	34,573	*
E. Joseph Wright(8)	79,347	*
All Directors and Executive Officers as a group (18 persons)(9)(10)(11)(12)(13)	1,806,252	*

*
Represents less than 1.0 percent.

(1)
Unless otherwise indicated, each stockholder has sole voting and investment power with respect to all shares of common stock indicated as being beneficially owned by such stockholder. In all instances where ownership of unvested restricted stock is reported below, the individual has the sole power to vote such shares but no investment power.

(2)
Based upon an aggregate of 196,294,966 shares outstanding as of December 2, 2020.

(3)
Includes 61,992 shares of unvested restricted stock.

(4)
Includes 57,782 shares of unvested restricted stock.

(5)
Includes 60,908 shares of unvested restricted stock.

(6)
Includes 23,345 shares of unvested restricted stock.

(7)
Includes 20,302 shares of unvested restricted stock.

(8)
Includes 2,090 shares of unvested restricted stock.

(9)
Includes 66,666 shares owned directly by a partnership, of which Mr. Beal is the manager of its general partner.

(10)
Includes 1,537 shares owned by Mansefeldt Investment Corporation and 73,000 shares owned by the Dian Graves Owen Foundation. Mr. Bridwell disclaims beneficial ownership of all securities owned by Mansefeldt Investment Corporation and the Dian Graves Owen Foundation. Also includes 5,000 shares owned directly by a partnership, of which Mr. Bridwell is the manager of its general partner. Mr. Bridwell disclaims beneficial ownership of these shares of common stock, except to the extent of his pecuniary interest therein. Also includes 1,000 shares owned by a company controlled by Mr. Bridwell.

(11)
Includes 39,747 shares that Mr. Easter holds indirectly through a trust with his spouse.

(12)
Includes 67,824 shares that are held by a trust for the benefit of Mr. Gray's children and for which Mr. Gray serves as the sole trustee.

(13)
Includes an aggregate 307,477 shares of unvested restricted stock owned by all directors and executive officers Concho as of December 2, 2020.

5% Stockholders:	Number of Shares(1)	Percentage of Class(2)
The Vanguard Group(3)	22,529,333	11.5%
BlackRock, Inc.(4)	14,092,716	7.2%
T. Rowe Price Associates, Inc.(5)	13,286,759	6.8%
Capital Research Global Investors(6)	12,445,697	6.3%
Capital International Investors(7)	11,827,582	6.0%
Dodge & Cox(8)	10,562,515	5.4%
State Street Corp.(9)	10,166,081	5.2%

(1)
Unless otherwise indicated, each stockholder has sole voting and investment power with respect to all shares of common stock indicated as being beneficially owned by such stockholder. In all instances where ownership of unvested restricted stock is reported below, the individual has the sole power to vote such shares but no investment power.

(2)
Based upon an aggregate of 196,294,966 shares outstanding as of December 2, 2020.

(3)
According to Amendment No. 7 to a Schedule 13G, dated February 10, 2020, and filed with the SEC by The Vanguard Group on February 12, 2020, it has sole voting power over 292,439 of these shares, shared voting power over 54,451 of these shares, shared dispositive power over 333,934 of these shares and sole dispositive power over 22,195,399 of these shares. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
According to Amendment No. 6 to a Schedule 13G, dated February 4, 2020, and filed with the SEC by BlackRock, Inc. on February 5, 2020, it has sole voting power over 12,348,595 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(5)
According to Amendment No. 3 to a Schedule 13G, dated October 13, 2020, and filed with the SEC by T. Rowe Price Associates, Inc. on October 13, 2020, it has sole voting power over 5,533,939 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(6)
According to Amendment No. 6 to a Schedule 13G, dated July 10, 2020, and filed with the SEC by Capital Research Global Investors on July 10, 2020, it has sole voting power over 12,438,903 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares. The address of Capital Research Global Investors is 333 South Hope Street, Los Angeles, California 90071.

(7)
According to a Schedule 13G, dated February 14, 2020, and filed with the SEC by Capital International Investors on February 14, 2020, it has sole voting power over 11,547,487 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares. The address of Capital International Investors is 11100 Santa Monica Boulevard, 16th Floor, Los Angeles, California 90025.

(8)
According to a Schedule 13G, dated February 13, 2020, and filed with the SEC by Dodge & Cox on February 13, 2020, it has sole voting power over 10,033,015 of these shares, no voting power over the remainder of these shares and sole dispositive power over all of these shares. The address of Dodge & Cox is 555 California Street, 40th Floor, San Francisco, California 94104.

(9)
According to a Schedule 13G filed with the SEC by State Street Corporation on February 14, 2020, it has shared voting power over 9,331,927 of these shares and shared dispositive power over 10,164,181 of these shares. The address of State Street Corporation is One Lincoln Street, Boston, Massachusetts 02111.

VALIDITY OF COMMON STOCK

        The validity of the shares of ConocoPhillips common stock offered hereby will be passed upon for ConocoPhillips by Wachtell, Lipton, Rosen & Katz.

 TAX OPINIONS

        Certain U.S. federal income tax consequences of the transaction will be passed upon for Concho by Sullivan & Cromwell LLP.

        Certain U.S. federal income tax consequences of the transaction will be passed upon for ConocoPhillips by Wachtell, Lipton, Rosen & Katz.

 EXPERTS

ConocoPhillips

        The consolidated financial statements of ConocoPhillips at December 31, 2019 and 2018, and for each of the three years in the period ended December 31, 2019 (including condensed consolidating financial information and financial statement schedule) appearing in ConocoPhillips' Current Report on Form 8-K dated November 16, 2020, and the effectiveness of ConocoPhillips' internal control over financial reporting as of December 31, 2019 have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements and ConocoPhillips management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2019 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

        DeGolyer and MacNaughton, an independent petroleum engineering consulting firm, performed a process review of the processes and controls used within ConocoPhillips in its preparation of proved reserves estimates as of December 31, 2019. This process review report appeared as an exhibit to ConocoPhillips' Annual Report on Form 10-K for the year ended December 31, 2019, and is incorporated by reference herein in reliance on the authority of such firm as experts in such matters.

Concho Resources Inc.

        The audited financial statements and management's assessment of the effectiveness of internal control over financial reporting of Concho incorporated by reference in this prospectus and elsewhere in the registration statement have been so incorporated by reference in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing.

        Certain estimates of Concho's oil and natural gas reserves and related future net cash flows related to Concho's properties as of December 31, 2019 incorporated by reference in this joint proxy statement/prospectus and elsewhere in the registration statement were based upon reserve reports prepared by independent petroleum engineers, Cawley, Gillespie & Associates, Inc. and Netherland, Sewell & Associates, Inc. Concho has included these estimates in reliance on the authority of such firms as experts in such matters.

 HOUSEHOLDING OF PROXY MATERIALS

ConocoPhillips

        To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding ConocoPhillips stock but who share the same address, ConocoPhillips has adopted a procedure approved by the SEC called "householding." Under this procedure, certain stockholders of record who have the same address and last name will receive only one copy of this joint proxy statement/prospectus until such time as one or more of these stockholders notifies ConocoPhillips that they want to receive separate copies. In addition, the broker, bank or other nominee for any stockholder who is a beneficial owner of ConocoPhillips stock may deliver only one copy of this joint proxy statement/prospectus to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the ConocoPhillips stockholders. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

        If, now or in the future, you no longer wish to participate in householding and would prefer to receive a separate joint proxy statement/prospectus or other proxy materials, please request a duplicate set by phone at (800) 579-1639, online at www.proxyvote.com, by email at sendmaterial@proxyvote.com, or by writing to ConocoPhillips, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Concho

        Concho has not elected to institute householding.

 FUTURE STOCKHOLDER PROPOSALS

ConocoPhillips Stockholder Proposals

        ConocoPhillips will hold an annual meeting of stockholders in 2021 (which we refer to as the "ConocoPhillips 2021 annual meeting") regardless of whether the merger has been completed.

        Any stockholder proposals intended to be presented at the ConocoPhillips 2021 annual meeting and considered for inclusion in ConocoPhillips' proxy materials must have been received by ConocoPhillips' Corporate Secretary no later than November 30, 2020. Such proposals must have been sent to: ConocoPhillips' Corporate Secretary, ConocoPhillips, P.O. Box 4783, Houston, Texas 77210-4783. Such proposals also needed to comply with the SEC's rules and regulations, namely Rule 14a-8 under the Exchange Act, regarding the inclusion of stockholder proposals in ConocoPhillips-sponsored proxy materials.

        In order for a ConocoPhillips stockholder proposal to be raised from the floor during the ConocoPhillips 2021 annual meeting instead of being submitted for inclusion in ConocoPhillips' proxy statement, the stockholder's written notice or nomination must have been received by ConocoPhillips' Corporate Secretary between January 12, 2021 and February 11, 2021, and must contain the information required by the ConocoPhillips bylaws.

        Under the ConocoPhillips proxy access bylaw, a stockholder or a group of up to 20 stockholders, owning at least three percent of ConocoPhillips common stock continuously for at least three years and complying with the other requirements set forth in the ConocoPhillips bylaws, may nominate up to two individuals (or 20% of the ConocoPhillips board, if greater) for election as a director at an annual meeting and have those nominees included in ConocoPhillips' 2021 proxy statement. Any proxy access nomination notice for ConocoPhillips' 2021 proxy statement for the 2021 annual meeting must have been delivered to the ConocoPhillips Corporate Secretary between October 31, 2020 and November 30, 2020.

        You may contact ConocoPhillips' Corporate Secretary at ConocoPhillips, P.O. Box 4783, Houston, Texas 77210-4783 for a copy of the relevant provisions of the ConocoPhillips bylaws regarding the requirements for making stockholder proposals and nominating director candidates. You can also visit ConocoPhillips' website and download a copy of the ConocoPhillips bylaws.

Concho Stockholder Proposals

        If the merger agreement is not adopted by the requisite vote of the Concho stockholders or if the merger is not completed for any reason, Concho intends to hold an annual meeting of its stockholders in 2021 (which we refer to as the "Concho 2021 annual meeting"). If the Concho 2021 annual meeting occurs, pursuant to the Concho bylaws, Concho stockholders of record may present proposals that are proper subjects for consideration at an annual meeting and/or nominate persons to serve on the Concho board at such annual meeting.

        Any stockholder desiring to present a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act at the Concho 2021 annual meeting and to have the proposal included in Concho's related proxy statement must have sent the proposal to Concho's Corporate Secretary at One Concho Center, 600 West Illinois Avenue, Midland, Texas 79701, so that it was received no later than November 16, 2020. All such proposals should be in compliance with SEC rules and regulations. Concho will only include in its proxy materials those stockholder proposals that it received before the deadline and that are proper for stockholder action, and the submission of a stockholder proposal does not guarantee that it will be included in Concho's proxy statement and form of proxy.

        Pursuant to the proxy access provision in the Concho bylaws, in order for a stockholder or group of stockholders to include a director nominee in Concho's proxy materials for the Concho 2021 annual meeting, notice of the nomination must have been delivered to Concho's Corporate Secretary, at the address shown above, between October 17, 2020, and November 16, 2020, and the nomination must otherwise satisfy the requirements in the Concho bylaws.

        In addition, in accordance with the Concho bylaws, any Concho stockholder entitled to vote at the Concho 2021 annual meeting may propose business (other than proposals to be included in Concho's proxy materials pursuant to Rule 14a-8 and director nominations made pursuant to the proxy access process) to be included on the agenda of, and properly presented for action at, the Concho 2021 annual meeting only if written notice of such stockholder's intent is given in accordance with the requirements of the Concho bylaws and SEC rules and regulations. Such proposal must be submitted in writing and addressed to the attention of Concho's Corporate Secretary at the address shown above, so that it is received between December 28, 2020 and January 27, 2021.

 WHERE YOU CAN FIND MORE INFORMATION

        Both ConocoPhillips and Concho file annual, quarterly and current reports, proxy statements and other business and financial information with the SEC. ConocoPhillips' and Concho's SEC filings are available to the public at the internet website maintained by the SEC at www.sec.gov. You will also be able to obtain many of these documents, free of charge, from ConocoPhillips by accessing ConocoPhillips' website at http://www.conocophillips.com under the "Investors" link and then the "SEC Filings" link or from Concho at http://www.concho.com under the "Investors" link and then under the heading "Financial Reports."

        ConocoPhillips has filed a registration statement on Form S-4 of which this document forms a part. As permitted by SEC rules, this document does not contain all of the information included in the registration statement or in the exhibits or schedules to the registration statement. Statements contained in this document as to the contents of any contract or other documents referred to in this document are not necessarily complete. In each case, you should refer to the copy of the applicable contract or other document filed as an exhibit to or incorporated by reference into the registration statement. These documents contain important information about the companies and their financial condition.

        The SEC allows ConocoPhillips and Concho to incorporate certain information into this document by reference to other information that has been filed with the SEC. The information incorporated by reference is deemed to be part of this document, except for any information that is superseded by information in this document or by more recent information incorporated by reference into this document. The documents that are incorporated by reference contain important information about the companies, and you should read this document together with any other documents incorporated by reference in this document.

        This document incorporates by reference the following documents that have previously been filed with the SEC by ConocoPhillips:

  •
  Annual Report on Form 10-K for the year ended December 31, 2019 (filed with the SEC on February 18, 2020);

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (filed with the SEC on May 5, 2020, August 4, 2020 and November 3, 2020, respectively);

  •
  Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders on May 12, 2020 (filed with the SEC on March 30, 2020);

  •
  Current Reports on Form 8-K filed with the SEC on March 4, 2020, May 14, 2020, May 20, 2020, September 8, 2020, October 19, 2020, November 16, 2020 and December 3, 2020 (in each case excluding any information furnished pursuant to Item 2.02 or Item 7.01);

  •
  Any description of shares of ConocoPhillips common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description;

  •
  Amended and Restated Certificate of Incorporation of ConocoPhillips, dated May 14, 2008 (filed with the SEC as Exhibit 3.1 to ConocoPhillips' Quarterly Report on Form 10-Q filed with the SEC on July 30, 2008); and

  •
  Amended and Restated By-Laws of ConocoPhillips, dated October 9, 2015 (filed with the SEC as Exhibit 3.1 to ConocoPhillips' Current Report on Form 8-K filed with the SEC on October 13, 2015).

        This document also incorporates by reference the following documents that have previously been filed with the SEC by Concho:

  •
  Annual Report on Form 10-K for the year ended December 31, 2019 (filed with the SEC on February 19, 2020);

  •
  Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2020, June 30, 2020 and September 30, 2020 (filed with the SEC on May 1, 2020, July 31, 2020 and October 27, 2020, respectively);

  •
  Definitive Proxy Statement on Schedule 14A for the Annual Meeting of Stockholders on April 27, 2020 (filed with the SEC on March 16, 2020);

  •
  Current Reports on Form 8-K filed with the SEC on March 6, 2020, April 28, 2020, August 11, 2020, August 24, 2020 and October 19, 2020 (in each case excluding any information furnished pursuant to Item 2.02 or Item 7.01);

  •
  Any description of shares of Concho common stock contained in a registration statement filed pursuant to the Exchange Act and any amendment or report filed for the purpose of updating such description;

  •
  Restated Certificate of Incorporation of Concho, dated August 3, 2007 (filed with the SEC as Exhibit 3.1 to Concho's Current Report on Form 8-K filed with the SEC on August 8, 2007); and

  •
  Fifth Amended and Restated Bylaws of Concho, dated October 18, 2020 (filed with the SEC as Exhibit 3.1 to Concho's Current Report on Form 8-K filed with the SEC on October 19, 2020).

        In addition, ConocoPhillips and Concho are incorporating by reference (i) any documents they may file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of the initial registration statement on Form S-4 filed by ConocoPhillips on November 18, 2020, and prior to the effectiveness of the registration statement of which this joint proxy statement/prospectus forms a part, and (ii) any documents they may file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after the date of this joint proxy statement/prospectus and prior to the date of the respective special meetings of the ConocoPhillips stockholders and the Concho stockholders, provided, however, that ConocoPhillips and Concho are not incorporating by reference any information furnished (but not filed), except as otherwise specified herein.

        You may request copies of this joint proxy statement/prospectus and any of the documents incorporated by reference herein or certain other information concerning ConocoPhillips or Concho, without charge, upon written or oral request to the applicable company's principal executive offices. The respective addresses and phone numbers of such principal executive offices are listed below.

For ConocoPhillips Stockholders:	For Concho Stockholders:
ConocoPhillips 925 N. Eldridge Parkway Houston, Texas 77079 Attention: Investor Relations (281) 293-1000	Concho Resources Inc. One Concho Center 600 West Illinois Avenue Midland, Texas 79701 Attention: Investor Relations (432) 683-7443

        To obtain timely delivery of these documents before the ConocoPhillips special meeting, ConocoPhillips stockholders must request the information no later than January 8, 2021 (which is five business days before the date of the ConocoPhillips special meeting).

        To obtain timely delivery of these documents before the Concho special meeting, Concho stockholders must request the information no later than January 8, 2021 (which is five business days before the date of the Concho special meeting).

        Neither ConocoPhillips nor Concho has authorized anyone to give any information or make any representation about the merger or its companies that is different from, or in addition to, that contained in this document or in any of the materials that have been incorporated into this document. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this document or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this document does not extend to you. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.

ANNEX A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

among

CONOCOPHILLIPS,

FALCON MERGER SUB CORP.

and

CONCHO RESOURCES INC.

Dated as of October 18, 2020

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of October 18, 2020 (this "Agreement"), among CONOCOPHILLIPS, a Delaware corporation ("Parent"), FALCON MERGER SUB CORP., a Delaware corporation and a wholly owned Subsidiary of Parent ("Merger Sub"), and CONCHO RESOURCES INC., a Delaware corporation (the "Company").

        WHEREAS, the Board of Directors of the Company (the "Company Board"), at a meeting duly called and held by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby, including the merger of Merger Sub with and into the Company (the "Merger"), are fair to, and in the best interests of, the holders of Company Common Stock, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, and (iii) resolved to recommend that the holders of Company Common Stock approve and adopt this Agreement and the transactions contemplated hereby, including the Merger;

        WHEREAS, the Board of Directors of Parent (the "Parent Board"), at a meeting duly called and held by unanimous vote, (i) determined that this Agreement and the transactions contemplated hereby, including the issuance of the shares of common stock of Parent, par value $0.01 per share ("Parent Common Stock"), pursuant to this Agreement (the "Parent Stock Issuance"), are fair to, and in the best interests of, the holders of Parent Common Stock, and (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Parent Stock Issuance, and (iii) resolved to recommend that the holders of Parent Common Stock approve the Parent Stock Issuance;

        WHEREAS, the Board of Directors of Merger Sub (the "Merger Sub Board") has unanimously (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, Merger Sub's stockholder and (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger;

        WHEREAS, Parent, as the sole stockholder of Merger Sub, will adopt this Agreement promptly following its execution;

        WHEREAS, Parent and the Company desire to effect a strategic business combination on the terms and subject to the conditions set forth herein; and

        WHEREAS, for U.S. federal income tax purposes, it is intended that the Merger qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement constitute and be adopted as a "plan of reorganization" within the meaning of Treasury Regulations §§ 1.368-2(g) and 1.368-3(a).

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent, Merger Sub and the Company agree as follows:

ARTICLE I
CERTAIN DEFINITIONS

        1.1    Certain Definitions.     As used in this Agreement, the capitalized terms have the meanings ascribed to such terms in Annex A or as otherwise defined elsewhere in this Agreement.

        1.2    Terms Defined Elsewhere.     As used in this Agreement, the following capitalized terms are defined in this Agreement as referenced in the following table:

Definition	Section
Agreement	Preamble
Antitrust Authority	6.8(b)
Antitrust Laws	6.8(b)
Applicable Date	4.5(a)

Definition	Section
Book-Entry Shares	3.3(b)(ii)
Cash Equivalent Merger Consideration	3.2(c)
Certificate of Merger	2.2(b)
Certificates	3.3(b)(i)
Closing	2.2(a)
Closing Date	2.2(a)
Code	Recitals
Company	Preamble
Company 401(k) Plans	6.9(e)
Company Affiliate	9.10
Company Alternative Acquisition Agreement	6.3(d)(iv)
Company Board	Recitals
Company Board Recommendation	4.3(a)
Company Capital Stock	4.2(a)
Company Change of Recommendation	6.3(d)(vii)
Company Common Stock	3.1(b)(i)
Company Contracts	4.19(b)
Company Disclosure Letter	Article IV
Company Employee	6.9(a)
Company Independent Petroleum Engineers	4.17(a)(i)
Company Intellectual Property	4.14(a)
Company Material Adverse Effect	4.1
Company Material Leased Real Property	4.15(a)
Company Material Real Property Lease	4.15(b)
Company Note Offers and Consent Solicitations	6.17(b)
Company Owned Real Property	4.15(a)
Company Performance Unit Awards	3.2(c)
Company Permits	4.9(a)
Company Preferred Stock	4.2(a)
Company Related Party Transaction	4.24
Company Reserve Reports	4.17(a)(i)
Company Restricted Stock Award	3.2(a)
Company SEC Documents	4.5(a)
Company Stock Plan	3.2(a)
Company Stockholders Meeting	4.4(b)
Confidentiality Agreement	6.7(b)
Consent Solicitations	6.17(b)
Converted Shares	3.1(b)(iii)
Creditors' Rights	4.3(a)
D&O Insurance	6.10(d)
Debt Offer Documents	6.17(b)
DGCL	2.1
Divestiture Action	6.8(b)
Effective Time	2.2(b)
Eligible Shares	3.1(b)(i)
e-mail	9.3(b)
End Date	8.1(b)(ii)
Exchange Agent	3.3(a)
Exchange Fund	3.3(a)
Exchange Ratio	3.1(b)(i)

Definition	Section
Excluded Shares	3.1(b)(iii)
Existing Credit Facility	6.17(a)
GAAP	4.5(b)
Goldman Sachs	5.14
HSR Act	4.4(a)
Indemnified Liabilities	6.10(a)
Indemnified Persons	6.10(a)
Joint Proxy Statement	4.4(b)
Letter of Transmittal	3.3(b)(i)
Material Company Insurance Policies	4.21
Merger	Recitals
Merger Consideration	3.1(b)(i)
Merger Sub	Preamble
Merger Sub Board	Recitals
Offers to Exchange	6.17(b)
Offers to Purchase	6.17(b)
Parent	Preamble
Parent Affiliate	9.10
Parent Alternative Transaction Agreement	6.4(d)(iv)
Parent Board	Recitals
Parent Board Recommendation	5.3(a)(iii)
Parent Capital Stock	5.2(a)(ii)
Parent Change of Recommendation	6.4(d)(vii)
Parent Closing Price	3.3(h)
Parent Common Stock	Recitals
Parent Disclosure Letter	Article V
Parent Material Adverse Effect	5.1
Parent Permits	5.9(a)
Parent Preferred Stock	5.2(a)(ii)
Parent Restricted Stock Award	3.2(a)
Parent SEC Documents	5.5(a)
Parent Stock Issuance	Recitals
Parent Stock Plans	5.2(a)(ii)(B)
Registration Statement	4.8(a)
Regulatory Material Adverse Effect	6.8(b)
Rights-of-Way	4.16
Surviving Corporation	2.1
Tail Period	6.10(d)
Terminable Breach	8.1(b)(iii)
Transaction Litigation	6.11

ARTICLE II
THE MERGER

        2.1    The Merger.     Upon the terms and subject to the conditions of this Agreement, at the Effective Time, Merger Sub will be merged with and into the Company in accordance with the provisions of the General Corporation Law of the State of Delaware (the "DGCL"). As a result of the Merger, the separate existence of Merger Sub shall cease and the Company shall continue its existence under the laws of the State of Delaware as the surviving corporation (in such capacity, the Company is sometimes referred to herein as the "Surviving Corporation").

        2.2    Closing.

          (a)   The closing of the Merger (the "Closing"), shall take place at 8:00 a.m., Houston, Texas time, on the date that is the second (2nd) Business Day immediately following the satisfaction or (to the extent permitted by applicable Law) waiver in accordance with this Agreement of all of the conditions set forth in Article VII (other than any such conditions which by their nature cannot be satisfied until the Closing Date, which shall be required to be so satisfied or (to the extent permitted by applicable Law) waived in accordance with this Agreement on the Closing Date) at the offices of Wachtell, Lipton, Rosen & Katz in New York, New York, or such other place as Parent and the Company may agree in writing. For purposes of this Agreement "Closing Date" shall mean the date on which the Closing occurs.

          (b)   As soon as practicable on the Closing Date after the Closing, a certificate of merger prepared and executed in accordance with the relevant provisions of the DGCL (the "Certificate of Merger") shall be filed with the Office of the Secretary of State of the State of Delaware. The Merger shall become effective upon the filing and acceptance of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware, or at such later time as shall be agreed upon in writing by Parent and the Company and specified in the Certificate of Merger (the "Effective Time").

        2.3    Effect of the Merger.     At the Effective Time, the Merger shall have the effects set forth in this Agreement and the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of each of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, disabilities and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, disabilities and duties of the Surviving Corporation.

        2.4    Certificate of Incorporation of the Surviving Corporation.     At the Effective Time, the certificate of incorporation of the Company in effect immediately prior to the Effective Time shall be amended and restated in its entirety as of the Effective Time to be in the form set forth in Annex B, and as so amended shall be the certificate of incorporation of the Surviving Corporation, until duly amended, subject to Section 6.10(b), as provided therein or by applicable Law.

        2.5    Bylaws of the Surviving Corporation.     The Parties shall take all actions necessary so that the bylaws of Merger Sub in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, until duly amended, subject to Section 6.10(b), as provided therein or by applicable Law.

        2.6    Directors and Officers of the Surviving Corporation.     The Parties shall take all necessary action such that from and after the Effective Time, the directors of Merger Sub shall be the directors of the Surviving Corporation and the officers of Merger Sub shall be the officers of the Surviving Corporation, and such directors and officers shall serve until their successors have been duly elected or appointed and qualified or until their death, resignation or removal in accordance with the Organizational Documents of the Surviving Corporation.

        2.7    Directors of Parent.     Prior to the Effective Time, Parent shall take all necessary corporate action so that upon and after the Effective Time, the size of the Parent Board is increased by one (1) member, and, prior to the Closing, the Company's current Chairman and Chief Executive Officer (provided he remains in such positions as of immediately prior to the Closing, or else a member of the Company Board mutually agreed between the Company and Parent) is appointed to the Parent Board to fill the vacancy on the Parent Board created by such increase. Parent, through the Parent Board, shall take all necessary action to nominate such new director for election to the Parent Board in the proxy statement relating to the first annual meeting of the stockholders of Parent following the Closing.

ARTICLE III
EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE COMPANY AND MERGER SUB; EXCHANGE

        3.1   Effect of the Merger on Capital Stock.    At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, the Company, or any holder of any securities of Parent, Merger Sub or the Company:

          (a)   Capital Stock of Merger Sub.    Each share of capital stock of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and shall represent one fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation, which shall constitute the only outstanding share of common stock of the Surviving Corporation immediately following the Effective Time.

          (b)   Capital Stock of the Company.

              (i)  Subject to the other provisions of this Article III, each share of common stock, par value $0.001 per share, of the Company ("Company Common Stock"), issued and outstanding immediately prior to the Effective Time (excluding any Excluded Shares, any Converted Shares, and Company Restricted Stock Awards, which shall be treated as set forth in Section 3.2(a)) (such shares of Company Common Stock, the "Eligible Shares") shall be converted into the right to receive from Parent that number of fully-paid and nonassessable shares of Parent Common Stock equal to the Exchange Ratio (the "Merger Consideration"). As used in this Agreement, "Exchange Ratio" means 1.46.

             (ii)  All such shares of Company Common Stock, when so converted, shall cease to be outstanding and shall automatically be canceled and cease to exist. Each holder of a share of Company Common Stock that was outstanding immediately prior to the Effective Time (other than Excluded Shares and Converted Shares) shall cease to have any rights with respect thereto, except the right to receive (A) the Merger Consideration, (B) any dividends or other distributions in accordance with Section 3.3(g) and (C) any cash to be paid in lieu of any fractional shares of Parent Common Stock in accordance with Section 3.3(h), in each case to be issued or paid in consideration therefor upon the exchange of any Certificates or Book-Entry Shares, as applicable, in accordance with Section 3.3(a).

            (iii)  All shares of Company Common Stock held by the Company as treasury shares or by Parent or Merger Sub immediately prior to the Effective Time and, in each case, not held on behalf of third parties (collectively, "Excluded Shares") shall automatically be canceled and cease to exist as of the Effective Time, and no consideration shall be delivered in exchange therefor. Each share of Company Common Stock that is owned by any direct or indirect Subsidiary of the Company or Parent (other than Merger Sub) ("Converted Shares") shall automatically be converted into a number of fully-paid and nonassessable shares of Parent Common Stock equal to the Exchange Ratio (subject to adjustment in accordance with Section 3.1(c)).

          (c)   Impact of Stock Splits, Etc.    In the event of any change in (i) the number of shares of Company Common Stock, or securities convertible or exchangeable into or exercisable for shares of Company Common Stock or (ii) the number of shares of Parent Common Stock, or securities convertible or exchangeable into or exercisable for shares of Parent Common Stock (including options to purchase Parent Common Stock), in each case issued and outstanding after the date of this Agreement and prior to the Effective Time by reason of any stock split, reverse stock split, stock dividend, subdivision, reclassification, recapitalization, combination, exchange of shares or the like, the Exchange Ratio shall be equitably adjusted to reflect the effect of such change and, as so adjusted, shall from and after the date of such event, be the Merger Consideration, subject to further adjustment in accordance with this Section 3.1(c). Nothing in this Section 3.1(c) shall be construed to permit the Parties to take any action except to the extent consistent with, and not otherwise prohibited by, the terms of this Agreement.

        3.2   Treatment of Equity Compensation Awards.

          (a)   Rollover Restricted Stock Awards.    At the Effective Time, each outstanding award of restricted Company Common Stock (a "Company Restricted Stock Award") granted pursuant to the Company's 2019 Stock Incentive Plan, as amended from time to time, or any predecessor plan (the "Company Stock Plan"), other than as provided in Section 3.2(b), shall be canceled and converted into an award of restricted Parent Common Stock (a "Parent Restricted Stock Award") in respect of that number of whole shares of Parent Common Stock (rounded to the nearest whole share) equal to the product of (i) the total number of shares of Company Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time multiplied by (ii) the Exchange Ratio. Each Parent Restricted Stock Award corresponding to a Company Restricted Stock Award outstanding as of the date hereof shall, except as otherwise provided in this Section 3.2(a), be subject to substantially the same terms and conditions as applied to the corresponding Company Restricted Stock Award immediately prior to the Effective Time.

          (b)   Settlement Restricted Stock Awards.    At the Effective Time, each outstanding Company Restricted Stock Award granted pursuant to the Company Stock Plan prior to the date hereof and that fully vests at the Effective Time pursuant to its terms as in effect as of the date hereof shall fully vest and be converted into the right to receive the Merger Consideration in respect of each share of Company Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time.

          (c)   Performance Unit Awards Generally.    At the Effective Time, each 2018-2020, 2019-2021 and 2020-2022 award of performance units denominated in shares of Company Common Stock that is outstanding as of immediately prior to the Effective Time (the "Company Performance Unit Awards") granted pursuant to the Company Stock Plan, other than as provided in Section 3.2(d), shall vest and be converted into the right to receive the "Cash Equivalent Merger Consideration" (as defined below) (which shall be issued promptly after the Effective Time, or any later date required by Section 409A of the Code) in respect of a number of shares of Company Common Stock equal to the total number of shares of Company Common Stock subject to such Company Performance Unit Award immediately prior to the Effective Time, with performance deemed satisfied at 200% of target (which is two-thirds (2/3) of maximum performance), less applicable Taxes required to be withheld. For purposes of this Agreement, the term "Cash Equivalent Merger Consideration" means the product of (i) the Exchange Ratio, multiplied by (ii) the Parent Closing Price.

          (d)   Performance Unit Awards Held by Former Employees.    At the Effective Time, each outstanding Company Performance Unit Award granted pursuant to the Company Stock Plan that is held by an individual who is a former employee of the Company or its Affiliates as of immediately prior to the Effective Time and that remains eligible to vest by its terms shall be canceled and converted into the right to receive the Cash Equivalent Merger Consideration (which shall be issued promptly after the Effective Time, or any later date required by Section 409A of the Code) in respect of each share of Company Common Stock subject to such Company Performance Unit Award immediately prior to the Effective Time (with the level of satisfaction of any performance goals that are incomplete as of the Effective Time determined in accordance with the applicable award agreement based on actual performance as of the Effective Time determined in the ordinary course and consistent with past practice, and with the number of shares of Company Common Stock to be prorated to the extent contemplated by the applicable award agreement), less applicable Taxes required to be withheld.

          (e)   Administration.    Prior to the Effective Time, the Company Board and/or the Compensation Committee of the Company Board shall take such action and adopt such resolutions as are required to (i) effectuate the treatment of the Company Restricted Stock Awards and the Company Performance Unit Awards pursuant to the terms of this Section 3.2, (ii) if requested by Parent in writing, cause the Company Stock Plan to terminate at or prior to the Effective Time and (iii) take all actions reasonably required to effectuate any provision of this Section 3.2, including to ensure that from and after the Effective Time neither Parent nor the Surviving Corporation will be required to deliver shares of Company Common Stock or other capital stock of the Company to any Person pursuant to or in settlement of any equity awards of the Company, including any Company Restricted Stock Awards or Company Performance Unit Awards.

          (f)    Future Grants of Equity Awards.    Notwithstanding anything in Section 3.2(a) through Section 3.2(d) to the contrary, but subject to Section 6.1(b), (i) to the extent the terms of any Company Restricted Stock Award or Company Performance Unit Award granted on or after the date of this Agreement and not in violation of this Agreement expressly provide for treatment in connection with the occurrence of the Effective Time that is different from the treatment prescribed by this Section 3.2, or (ii) as mutually agreed by the Parties and a holder of any Company Restricted Stock Award or Company Performance Unit Award, then in each case, the terms of such Company Restricted Stock Award or Company Performance Unit Award, as applicable, shall control (and the applicable provisions of this Section 3.2 shall not apply).

        3.3   Payment for Securities; Exchange.

          (a)   Exchange Agent; Exchange Fund.    Prior to the Effective Time, Parent shall enter into an agreement with Parent's or the Company's transfer agent to act as agent for the holders of Company Common Stock in connection with the Merger (the "Exchange Agent") and to receive the Merger Consideration and cash sufficient to pay cash in lieu of fractional shares, pursuant to Section 3.3(h) to which such holders shall become entitled pursuant to this Article III. Promptly after the Effective Time, Parent shall deposit, or cause to be deposited, with the Exchange Agent, for the benefit of the holders of Eligible Shares, for issuance in accordance with this Article III through the Exchange Agent, the number of shares of Parent Common Stock issuable in respect of Eligible Shares pursuant to Section 3.1. Parent agrees to make available to the Exchange Agent, from time to time as needed, cash sufficient to pay any dividends and other distributions pursuant to Section 3.3(g) and to make payments in lieu of fractional shares pursuant to Section 3.3(h). The Exchange Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be issued in exchange for Eligible Shares pursuant to this Agreement out of the Exchange Fund. Except as contemplated by this Section 3.3(a) and Sections 3.3(g) and 3.3(h), the Exchange Fund shall not be used for any other purpose. Any cash and shares of Parent Common Stock deposited with the Exchange Agent (including as payment for fractional shares in accordance with Section 3.3(h) and any dividends or other distributions in accordance with Section 3.3(g)) shall hereinafter be referred to as the "Exchange Fund." Parent or the Surviving Corporation shall pay all charges and expenses, including those of the Exchange Agent, in connection with the exchange of Eligible Shares pursuant to this Agreement. The cash portion of the Exchange Fund may be invested by the Exchange Agent as reasonably directed by Parent. To the extent, for any reason, the amount in the Exchange Fund is below that required to make prompt payment of the aggregate cash payments contemplated by this Article III, Parent shall promptly replace, restore or supplement the cash in the Exchange Fund so as to ensure that the Exchange Fund is at all times maintained at a level sufficient for the Exchange Agent to make the payment of the aggregate cash payments contemplated by this Article III. Any interest or other income resulting from investment of the cash portion of the Exchange Fund shall become part of the Exchange Fund, and any amounts in excess of the amounts payable hereunder shall, at the discretion of Parent, be promptly returned to Parent or the Surviving Corporation.

          (b)   Payment Procedures.

              (i)  Certificates.    As soon as practicable after the Effective Time, Parent shall cause the Exchange Agent to deliver to each record holder, as of immediately prior to the Effective Time, of an outstanding certificate or certificates that immediately prior to the Effective Time represented Eligible Shares ("Certificates"), a notice advising such holders of the effectiveness of the Merger and a letter of transmittal ("Letter of Transmittal") (which shall specify that delivery shall be effected, and risk of loss and title to Certificates shall pass, only upon proper delivery of the Certificates to the Exchange Agent, and which shall be in a customary form and agreed to by Parent and the Company prior to the Closing) and instructions for use in effecting the surrender of Certificates for payment of the Merger Consideration set forth in Section 3.1(b)(i). Upon surrender to the Exchange Agent of a Certificate, together with the Letter of Transmittal, duly completed and validly executed in accordance with the instructions thereto, and such other customary documents as may be reasonably required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of Parent Common Stock (which shall be in uncertificated book-entry form) representing, in the aggregate, the whole number of shares of Parent Common Stock, if any, that such holder has the right to receive pursuant to Section 3.1 (after taking into account all shares of Company Common Stock then held by such holder) and (B) a check in the amount equal to the cash payable in lieu of any fractional shares of Parent Common Stock pursuant to Section 3.3(h) and dividends and other distributions pursuant to Section 3.3(g).

             (ii)  Non-DTC Book-Entry Shares.    As soon as practicable after the Effective Time, Parent shall cause the Exchange Agent to deliver to each record holder, as of immediately prior to the Effective Time, of Eligible Shares represented by book-entry ("Book-Entry Shares") not held through DTC, (A) a notice advising such holders of the effectiveness of the Merger, (B) a statement reflecting the number of shares of Parent Common Stock (which shall be in uncertificated book-entry form) representing, in the aggregate, the whole number of shares of Parent Common Stock, if any, that such holder has the right to receive pursuant to Section 3.1 (after taking into account all shares of Company Common Stock then held by such holder) and (C) a check in the amount equal to the cash payable in lieu of any fractional shares of Parent Common Stock pursuant to Section 3.3(h) and dividends and other distributions pursuant to Section 3.3(g).

            (iii)  DTC Book-Entry Shares.    With respect to Book-Entry Shares held through DTC, Parent and the Company shall cooperate to establish procedures with the Exchange Agent and DTC to ensure that the Exchange Agent will transmit to DTC or its nominees as soon as reasonably practicable on or after the Closing Date, upon surrender of Eligible Shares held of record by DTC or its nominees in accordance with DTC's customary surrender procedures, the Merger Consideration, cash in lieu of fractional shares of Parent Common Stock, if any, and any unpaid non-stock dividends and any other dividends or other distributions, in each case, that DTC has the right to receive pursuant to this Article III.

            (iv)  No interest shall be paid or accrued on any amount payable for Eligible Shares pursuant to this Article III.

             (v)  With respect to Certificates, if payment of the Merger Consideration (including any dividends or other distributions with respect to Parent Common Stock pursuant to Section 3.3(g) and any cash in lieu of fractional shares of Parent Common Stock pursuant to Section 3.3(h)) is to be made to a Person other than the record holder of such Eligible Shares, it shall be a condition of payment that shares so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the Person requesting such payment shall have paid any transfer and other Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of such shares surrendered or shall have established to the satisfaction of the Surviving Corporation that such Taxes either have been paid or are not applicable. With respect to Book-Entry Shares, payment of the Merger Consideration (including any dividends or other distributions with respect to Parent Common Stock pursuant to Section 3.3(g) and any cash in lieu of fractional shares of Parent Common Stock pursuant to Section 3.3(h)) shall only be made to the Person in whose name such Book-Entry Shares are registered in the stock transfer books of the Company as of the Effective Time. Until surrendered as contemplated by this Section 3.3(b)(v), each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender the Merger Consideration payable in respect of such shares of Company Common Stock, cash in lieu of any fractional shares of Parent Common Stock to which such holder is entitled pursuant to Section 3.3(h) and any dividends or other distributions to which such holder is entitled pursuant to Section 3.3(g).

          (c)   Termination of Rights.    All Merger Consideration (including any dividends or other distributions with respect to Parent Common Stock pursuant to Section 3.3(g) and any cash in lieu of fractional shares of Parent Common Stock pursuant to Section 3.3(h)) paid upon the surrender of and in exchange for Eligible Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such Company Common Stock. At the Effective Time, the stock transfer books of the Surviving Corporation shall be closed immediately, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged for the Merger Consideration payable in respect of the Eligible Shares previously represented by such Certificates, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 3.3(h) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.3(g), without any interest thereon.

          (d)   Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the former stockholders of the Company on the 180th day after the Closing Date shall be delivered to Parent, upon demand, and any former common stockholders of the Company who have not theretofore received the Merger Consideration, any cash in lieu of fractional shares of Parent Common Stock to which they are entitled pursuant to Section 3.3(h) and any dividends or other distributions with respect to Parent Common Stock to which they are entitled pursuant to Section 3.3(g), in each case without interest thereon, to which they are entitled under this Article III shall thereafter look only to the Surviving Corporation and Parent for payment of their claim for such amounts.

          (e)   No Liability.    None of the Surviving Corporation, Parent, Merger Sub or the Exchange Agent shall be liable to any holder of Company Common Stock for any amount of Merger Consideration properly delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to the time that is immediately prior to the time at which Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity, any such shares, cash, dividends or distributions in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of Parent, free and clear of all claims or interest of any Person previously entitled thereto.

          (f)    Lost, Stolen, or Destroyed Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if reasonably required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect of the shares of Company Common Stock formerly represented by such Certificate, any cash in lieu of fractional shares of Parent Common Stock to which the holders thereof are entitled pursuant to Section 3.3(h) and any dividends or other distributions to which the holders thereof are entitled pursuant to Section 3.3(g).

          (g)   Distributions with Respect to Unexchanged Shares of Parent Common Stock.    No dividends or other distributions declared or made with respect to shares of Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the whole shares of Parent Common Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of Parent Common Stock shall be paid to any such holder, in each case until such holder shall surrender such Certificate in accordance with this Section 3.3. Following surrender of any such Certificate, there shall be paid to such holder of whole shares of Parent Common Stock issuable in exchange therefor, without interest, (i) promptly after the time of such surrender, the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock. For purposes of dividends or other distributions in respect of shares of Parent Common Stock, all whole shares of Parent Common Stock to be issued pursuant to the Merger shall be entitled to dividends pursuant to the immediately preceding sentence as if such whole shares of Parent Common Stock were issued and outstanding as of the Effective Time.

          (h)   No Fractional Shares of Parent Common Stock.    No certificates or scrip or shares representing fractional shares of Parent Common Stock shall be issued upon the exchange of Eligible Shares and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a stockholder of Parent or a holder of shares of Parent Common Stock. Notwithstanding any other provision of this Agreement, each holder of Eligible Shares exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of Parent Common Stock (after taking into account all Certificates and Book-Entry Shares held by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of Parent Common Stock multiplied by (ii) the volume weighted average price of Parent Common Stock for the five (5) consecutive trading days ending two (2) trading days prior to the Closing Date as reported by Bloomberg, L.P. (the "Parent Closing Price"). As promptly as practicable after the determination of the amount of cash, if any, to be paid to holders of fractional interests, the Exchange Agent shall so notify Parent, and Parent shall cause the Exchange Agent to forward payments to such holders of fractional interests subject to and in accordance with the terms hereof. The payment of cash in lieu of fractional shares of Parent Common Stock is not a separately bargained-for consideration but merely represents a mechanical rounding-off of the fractions in the exchange.

          (i)    Withholding Taxes.    Notwithstanding anything in this Agreement to the contrary, Parent, Merger Sub, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement any amount required to be deducted and withheld with respect to the making of such payment under applicable Law and shall pay the amount deducted or withheld to the appropriate Taxing Authority in accordance with applicable Law. Parent, Merger Sub, the Surviving Corporation and the Exchange Agent, as the case may be, shall cooperate in good faith to minimize any such deduction or withholding. To the extent such amounts are so deducted or withheld and paid over to the appropriate Taxing Authority by Parent, Merger Sub, the Surviving Corporation or the Exchange Agent, as the case may be, such deducted or withheld amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction or withholding was made.

        3.4   No Appraisal Rights.    In accordance with the DGCL, no appraisal rights shall be available with respect to the Transactions.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by the Company to Parent and Merger Sub on or prior to the date of this Agreement (the "Company Disclosure Letter") and except as disclosed in the Company SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) filed with or furnished to the SEC and available on Edgar since December 31, 2019 and prior to the date of this Agreement (excluding any disclosures set forth or referenced in any risk factor section or in any other section, in each case, to the extent they are forward-looking statements or cautionary, predictive, non-specific or forward-looking in nature), the Company represents and warrants to Parent and Merger Sub as follows:

        4.1   Organization, Standing and Power.    Each of the Company and its Subsidiaries is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, other than, in the case of the Company's Subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company (a "Company Material Adverse Effect"). Each of the Company and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification or license necessary, other than where the failure to so qualify, license or be in good standing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company has heretofore made available to Parent complete and correct copies of its Organizational Documents, each as amended prior to the execution of this Agreement (subject to the amendment of the Company's Bylaws contemplated by Section 4.3(a)) and each as made available to Parent is in full force and effect, and neither the Company nor any of its Subsidiaries is in violation of any of the provisions of such Organizational Documents.

        4.2   Capital Structure.

          (a)   As of the date of this Agreement, the authorized capital stock of the Company consists of (i) 300,000,000 shares of Company Common Stock and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share ("Company Preferred Stock" and, together with the Company Common Stock, the "Company Capital Stock"). At the close of business on October 16, 2020: (A) 196,305,223 shares of Company Common Stock were issued and outstanding and no shares of Company Preferred Stock were issued and outstanding; (B) the shares of Company Common Stock issued and outstanding include 1,763,753 subject to Company Restricted Stock Awards granted under the Company Stock Plan; and (C) 4,018,437 shares of Company Common Stock remained available for issuance pursuant to the Company Stock Plan, of which 488,888 shares (assuming satisfaction of applicable performance goals at the target level) or 1,466,664 shares (assuming satisfaction of applicable performance goals at the maximum level) of Company Common Stock were available for issuance pursuant to outstanding Company Performance Unit Awards.

          (b)   All outstanding shares of Company Common Stock have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to preemptive rights. All outstanding shares of Company Common Stock have been issued and granted in compliance in all material respects with (i) applicable securities Laws and other applicable Law and (ii) all requirements set forth in applicable contracts (including the Company Stock Plan). As of the close of business on October 16, 2020, except as set forth in this Section 4.2, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from the Company or any of its Subsidiaries any capital stock of the Company or securities convertible into or exchangeable or exercisable for capital stock of the Company (and the exercise, conversion, purchase, exchange or other similar price thereof). All outstanding shares of capital stock or other equity interests of the Subsidiaries of the Company are owned by the Company, or a direct or indirect wholly-owned Subsidiary of the Company, are free and clear of all Encumbrances and have been duly authorized, validly issued, fully paid and nonassessable. Except as set forth in this Section 4.2, and except for stock grants or other awards granted since the close of business on October 16, 2020 to the date of this Agreement or following the execution of this Agreement in accordance with Section 6.1(b)(ii), there are outstanding: (A) no shares of Company Capital Stock, Voting Debt or other voting securities of the Company, (B) no securities of the Company or any Subsidiary of the Company convertible into or exchangeable or exercisable for shares of Company Capital Stock, Voting Debt or other voting securities of the Company and (C) no options, warrants, subscriptions, calls, rights (including preemptive and appreciation rights), commitments or agreements to which the Company or any Subsidiary of the Company is a party or by which it is bound in any case obligating the Company or any Subsidiary of the Company to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of Company Capital Stock or any Voting Debt or other voting securities of the Company, or obligating the Company or any Subsidiary of the Company to grant, extend or enter into any such option, warrant, subscription, call, right, commitment or agreement. There are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by which it or they are bound relating to the voting of any shares of capital stock or other equity interest of the Company or any of its Subsidiaries. No Subsidiary of the Company owns any shares of Company Capital Stock.

          (c)   As of the date of this Agreement, neither the Company nor any of its Subsidiaries has any (1) interests in a material joint venture or, directly or indirectly, equity securities or other similar equity interests in any Person or (2) obligations, whether contingent or otherwise, to consummate any material additional investment in any Person other than its Subsidiaries and its joint ventures listed on Schedule 4.2(c) of the Company Disclosure Letter.

        4.3   Authority; No Violations; Consents and Approvals.

          (a)   The Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the Transactions have been duly authorized by all necessary corporate action on the part of the Company, subject, only with respect to consummation of the Merger, to the Company Stockholder Approval. This Agreement has been duly executed and delivered by the Company and, assuming the due and valid execution of this Agreement by Parent and Merger Sub, constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium and other Laws of general applicability relating to or affecting creditors' rights and to general principles of equity regardless of whether such enforceability is considered in a Proceeding in equity or at law (collectively, "Creditors' Rights"). The Company Board, at a meeting duly called and held, has by unanimous vote (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, the Company and holders of Company Common Stock, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger, (iii) resolved to recommend that the holders of Company Common Stock vote in favor of the adoption of this Agreement and the Transactions, including the Merger (such recommendation described in this clause (iii), the "Company Board Recommendation") and

  (iv) adopted resolutions amending and restating the Bylaws of the Company in the manner previously disclosed to Parent. The Company Stockholder Approval is the only vote of the holders of any class or series of the Company Capital Stock necessary to approve and adopt this Agreement and the Merger.

          (b)   The execution, delivery and performance of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both) (i) contravene, conflict with or result in a violation of any provision of the Organizational Documents of the Company (assuming that the Company Stockholder Approval is obtained) or any of its Subsidiaries, (ii) with or without notice, lapse of time or both, result in a violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which the Company or any of its Subsidiaries is a party or by which it or any of its Subsidiaries or its or their respective properties or assets are bound, or (iii) assuming the Consents referred to in Section 4.4 are duly and timely obtained or made and the Company Stockholder Approval has been obtained, contravene, conflict with or result in a violation of any Law applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii) and (iii), any such contraventions, conflicts, violations, defaults, acceleration, losses, or Encumbrances that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company is not party to any contract, arrangement or other commitment that does, would or would reasonably be expected to entitle any Person to appoint one or more directors to the Company Board.

        4.4   Consents.    No Consent from any Governmental Entity is required to be obtained or made by the Company or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Transactions, except for: (a) the filing of a premerger notification report by the Company under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), and the expiration or termination of any applicable waiting period with respect thereto; (b) the filing with the SEC of (i) a joint proxy statement in preliminary and definitive form (the "Joint Proxy Statement") relating to the meeting of the stockholders of the Company to consider the adoption of this Agreement (including any postponement, adjournment or recess thereof, the "Company Stockholders Meeting") and the Parent Stockholders Meeting and (ii) such reports under Section 13(a) of the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (c) the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware; (d) filings with the NYSE; (e) such filings and approvals as may be required by any applicable state securities or "blue sky" laws or Takeover Laws; and (f) any such Consent that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.5   SEC Documents; Financial Statements.

          (a)   Since December 31, 2018 (the "Applicable Date"), the Company has filed or furnished with the SEC, on a timely basis, all forms, reports, certifications, schedules, statements and documents required to be filed or furnished under the Securities Act or the Exchange Act, respectively, (such forms, reports, certifications, schedules, statements and documents, collectively, the "Company SEC Documents"). As of their respective dates, each of the Company SEC Documents, as amended, complied, or if not yet filed or furnished, will comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, or if filed with or furnished to the SEC subsequent to the date of this Agreement, will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The financial statements of the Company included in the Company SEC Documents, including all notes and schedules thereto, complied, or, in the case of Company SEC Documents filed after the date of this Agreement, will comply, in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were, or, in the case of Company SEC Documents filed after the date of this Agreement, will be, prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of the Company and its consolidated Subsidiaries, as of their respective dates and the results of operations and the cash flows of the Company and its consolidated Subsidiaries for the periods presented therein.

        4.6   Absence of Certain Changes or Events.

          (a)   Since December 31, 2019, there has not been any Company Material Adverse Effect or any event, change, effect or development that, individually or in the aggregate, would reasonably be expected to have a Company Material Adverse Effect.

          (b)   From June 30, 2020 through the date of this Agreement:

            (i)  the Company and its Subsidiaries have conducted their business in the Ordinary Course in all material respects;

           (ii)  there has not been any material damage, destruction or other casualty loss with respect to any material asset or property owned, leased or otherwise used by the Company or any of its Subsidiaries, including the Oil and Gas Properties of the Company and its Subsidiaries, whether or not covered by insurance; and

          (iii)  neither the Company nor any of its Subsidiaries has taken, or agreed, committed, arranged, authorized or entered into any understanding to take, any action that, if taken after the date of this Agreement, would (without Parent's prior written consent) have constituted a breach of any of the covenants set forth in Sections 6.1(b)(i), (iii)(A), (iv), (v), (vi), (vii), (viii), (x), (xii), (xiv) or (xvii) (solely as it relates to the foregoing Sections 6.1(b)(i), (v), (vi), (vii), (viii), (x), (xii), or (xiv)).

        4.7   No Undisclosed Material Liabilities.    There are no liabilities of the Company or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of the Company dated as of June 30, 2020 (including the notes thereto) contained in the Company's Quarterly Report on Form 10-Q for the three-months ended June 30, 2020; (b) liabilities incurred in the Ordinary Course subsequent to June 30, 2020; (c) liabilities incurred in connection with the Transactions; (d) liabilities incurred as permitted under Section 6.1(b)(ix) and (e) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.8   Information Supplied.    None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (a) the registration statement on Form S-4 to be filed with the SEC by Parent pursuant to which shares of Parent Common Stock issuable in the Merger will be registered with the SEC (including any amendments or supplements, the "Registration Statement") shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Proxy Statement will, at the date it is first mailed to stockholders of the Company and to stockholders of Parent and at the time of the Company Stockholders Meeting and the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Subject to the accuracy of the first sentence of Section 5.7, the Joint Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations thereunder; provided, however, that no representation is made by the Company with respect to statements made therein based on information supplied by Parent or Merger Sub specifically for inclusion or incorporation by reference therein.

        4.9   Company Permits; Compliance with Applicable Law.

          (a)   The Company and its Subsidiaries hold and at all times since the Applicable Date held all permits, licenses, certifications, registrations, consents, authorizations, variances, exemptions, orders, franchises and approvals of all Governmental Entities necessary to own, lease and operate their respective properties and assets and for the lawful conduct of their respective businesses as they were or are now being conducted, as applicable (collectively, the "Company Permits"), and have paid all fees and assessments due and payable in connection therewith, except where the failure to so hold or make such a payment would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All Company Permits are in full force and effect and no suspension or cancellation of any of the Company Permits is pending or, to the knowledge of the Company, threatened, and the Company and its Subsidiaries are in compliance with the terms of the Company Permits, except where the failure to be in full force and effect or failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   The businesses of the Company and its Subsidiaries are not currently being conducted, and at no time since the Applicable Date have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. To the knowledge of the Company, no investigation or review by any Governmental Entity with respect to the Company or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.10 Compensation; Benefits.

          (a)   Set forth on Schedule 4.10(a) of the Company Disclosure Letter is a list of all of the material Company Plans.

          (b)   True, correct and complete copies of each of the material Company Plans (or, in the case of any Company Plan not in writing, a description of the material terms thereof) and related trust documents and favorable determination letters, if applicable, have been furnished or made available to Parent or its Representatives, along with the most recent report filed on Form 5500 and summary plan description with respect to each Company Plan required to file a Form 5500, and all material correspondence to or from any Governmental Entity received in the last two years.

          (c)   Each Company Plan has been maintained in compliance with all applicable Laws, including ERISA and the Code, except where the failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d)   There are no actions, suits or claims pending (other than routine claims for benefits) or, to the knowledge of the Company, threatened against, or with respect to, any of the Company Plans, and there are no Proceedings by a Governmental Entity with respect to any of the Company Plans, except for such pending actions, suits, claims or Proceedings that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (e)   All material contributions required to be made by the Company to the Company Plans pursuant to their terms have been timely made.

          (f)    There are no material unfunded benefit obligations that have not been properly accrued for in the Company's financial statements, and all contributions or other amounts payable by the Company or any of its Subsidiaries with respect to each Company Plan in respect of current or prior plan years have been paid or accrued in accordance with GAAP.

          (g)   Each ERISA Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and, to the knowledge of the Company, nothing has occurred that would adversely affect the qualification or tax exemption of any such Company Plan. With respect to any ERISA Plan, neither the Company nor any of its Subsidiaries has engaged in a transaction in connection with which the Company or any of its Subsidiaries reasonably could be subject to either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975 or 4976 of the Code in an amount that could be material.

          (h)   None of the Company or any member of its Aggregated Group contributes to or has ever had an obligation to contribute to, and no Company Plan is, a plan subject to Title IV of ERISA (including a multiemployer plan within the meaning of Section 3(37) of ERISA), Section 302 of ERISA, or Section 412 of the Code.

          (i)    Except as required by applicable Law, no Company Plan provides retiree or post-employment medical, disability, life insurance or other welfare benefits to any Person, and none of the Company or any of its Subsidiaries has any obligation to provide such benefits.

          (j)    Except as set forth on Schedule 4.10(j) of the Company Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation of the Transactions could, either alone or in combination with another event, (i) entitle any Company Employee to severance pay or any material increase in severance pay, (ii) accelerate the time of payment or vesting, or materially increase the amount of compensation due to any such Company Employee, (iii) directly or indirectly cause the Company to transfer or set aside any material amount of assets to fund any material benefits under any Company Plan, (iv) otherwise give rise to any material liability under any Company Plan, (v) limit or restrict the right to materially amend, terminate or transfer the assets of any Company Plan on or following the Effective Time or (vi) result in any "excess parachute payment" within the meaning of Section 280G of the Code. Copies of Section 280G calculations with respect to any "disqualified individual" (within the meaning of Section 280G of the Code) in connection with the Transactions, either alone or in combination with another event, have been furnished or made available to Parent or its Representatives.

          (k)   Neither the Company nor any Subsidiary has any obligation to provide, and no Company Plan or other agreement provides any individual with the right to, a gross up, indemnification, reimbursement or other payment for any excise or additional Taxes, interest or penalties incurred pursuant to Section 409A or Section 4999 of the Code or due to the failure of any payment to be deductible under Section 280G of the Code.

          (l)    No Company Plan is maintained outside the jurisdiction of the United States or covers any Company Employees who reside or work outside of the United States.

        4.11 Labor Matters.

          (a)   (i) Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or other agreement with any labor union, (ii) there is no pending union representation petition involving employees of the Company or any of its Subsidiaries, and (iii) the Company does not have knowledge of any activity or Proceeding of any labor organization (or representative thereof) or employee group (or representative thereof) to organize any such employees.

          (b)   There is no unfair labor practice, charge or grievance arising out of a collective bargaining agreement, other agreement with any labor union, or other labor-related grievance Proceeding against the Company or any of its Subsidiaries pending, or, to the knowledge of the Company, threatened, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   There is no strike, dispute, slowdown, work stoppage or lockout pending, or, to the knowledge of the Company, threatened, against or involving the Company or any of its Subsidiaries, other than such matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d)   The Company and its Subsidiaries are, and since January 1, 2019 have been, in compliance in all material respects with all applicable Laws respecting employment and employment practices, and there are no Proceedings pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries, by or on behalf of any applicant for employment, any current or former employee or any class of the foregoing, relating to any of the foregoing applicable Laws, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship, other than any such matters described in this sentence that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Since January 1, 2019, neither the Company nor any of its Subsidiaries has received any written notice of the intent of the Equal Employment Opportunity Commission, the National Labor Relations Board, the Department of Labor or any other Governmental Entity responsible for the enforcement of labor or employment Laws to conduct an investigation with respect to the Company or any of its Subsidiaries which would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (e)   Since January 1, 2015: (i) to the knowledge of the Company, no allegations of sexual harassment have been made against any current or former officer or director of the Company; and (ii) neither the Company nor any of its Affiliates have been in involved in any Proceedings, or entered into any settlement agreements, related to allegations of sexual harassment or misconduct by any current or former officer or director of the Company.

          (f)    Neither the Company nor any of its Affiliates have utilized or waived the employment tax deferral or employee retention credit relief provided under Sections 2301, 2302 or 3606 of the Coronavirus Aid, Relief, and Economic Security Act, as applicable, or the payroll tax obligation deferral under IRS Notice 2020-65 or any related guidance, executive order or memorandum.

        4.12 Taxes.

          (a)   All material Tax Returns required to be filed (taking into account extensions of time for filing) by the Company or any of its Subsidiaries have been filed with the appropriate Taxing Authority, and all such filed Tax Returns are complete and accurate in all material respects. All material Taxes that are due and payable by the Company or any of its Subsidiaries (other than Taxes being contested in good faith by appropriate Proceedings and for which adequate reserves have been established in accordance with GAAP in the financial statements included in the Company SEC Documents) have been paid in full. All material withholding Tax requirements imposed on or with respect to the Company or any of its Subsidiaries have been satisfied in full, and the Company and its Subsidiaries have complied in all material respects with all information reporting (and related withholding) and record retention requirements.

          (b)   There is not in force any waiver or agreement for any extension of time for the assessment or payment of any material Tax by the Company or any of its Subsidiaries.

          (c)   There is no outstanding material claim, assessment or deficiency against the Company or any of its Subsidiaries for any Taxes that has been asserted or threatened in writing by any Governmental Entity. There are no disputes, audits, examinations, investigations or Proceedings pending or threatened in writing regarding any material Taxes of the Company or any of its Subsidiaries or the assets of the Company and its Subsidiaries.

          (d)   Neither the Company nor any of its Subsidiaries is a party to any material Tax allocation, sharing or indemnity contract or arrangement (not including, for the avoidance of doubt (i) an agreement or arrangement solely between or among the Company and/or any of its Subsidiaries, or (ii) any customary Tax sharing or indemnification provisions contained in any commercial agreement entered into in the Ordinary Course and not primarily relating to Tax (e.g., leases, credit agreements or other commercial agreements)). Neither the Company nor any of its Subsidiaries has (x) been a member of an affiliated group filing a consolidated U.S. federal income Tax Return (other than a group the common parent of which is or was the Company or any of its Subsidiaries) or (y) any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulations § 1.1502-6 (or any similar provision of state, local or foreign Law) or as a transferee or successor.

          (e)   Neither the Company nor any of its Subsidiaries has participated, or is currently participating, in a "listed transaction," as defined in Treasury Regulations § 1.6011-4(b)(2) (or any similar provision of state, local or foreign Law).

          (f)    Neither the Company nor any of its Subsidiaries has constituted a "distributing corporation" or a "controlled corporation" in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code (i) in the two years prior to the date of this Agreement or (ii) as part of a "plan" or "series of related transactions" (within the meaning of Section 355(e) of the Code) in conjunction with the Transactions.

          (g)   No written claim has been made by any Taxing Authority in a jurisdiction where the Company or any of its Subsidiaries does not currently file a Tax Return that it is or may be subject to any material Tax in such jurisdiction, nor has any such assertion been threatened or proposed in writing and received by the Company or any of its Subsidiaries.

          (h)   Neither the Company nor any of its Subsidiaries has requested, has received or is subject to any written ruling of a Taxing Authority that will be binding on it for any taxable period ending after the Closing Date or has entered into any "closing agreement" as described in Section 7121 of the Code (or any similar provision of state, local or foreign Law).

          (i)    There are no Encumbrances for material Taxes on any of the assets of the Company or any of its Subsidiaries, except for Permitted Encumbrances.

          (j)    Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income in any taxable period (or portion thereof) ending after the Closing Date as a result of any closing agreement, installment sale or open transaction on or prior to the Closing Date, any accounting method change or agreement with any Taxing Authority, any prepaid amount received on or prior to the Closing Date, any intercompany transaction or excess loss account described in Section 1502 of the Code (or any corresponding provision of Law with respect to Taxes), or any election pursuant to Section 108(i) of the Code (or any similar provision of Law) made with respect to any taxable period ending on or prior to the Closing Date.

          (k)   Neither the Company nor any of its Subsidiaries is a "U.S. shareholder" (within the meaning of Section 951(b) of the Code) of any foreign corporation which may be required to include in income any amounts under Section 951(a) of the Code.

          (l)    Neither the Company nor any of its Subsidiaries is aware of the existence of any fact, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

          (m)  The Company is, and has been since formation, properly classified for United States federal income tax purposes as a corporation.

        4.13 Litigation.    Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, there is no (a) Proceeding pending, or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their Oil and Gas Properties or (b) judgment, decree, injunction, ruling, order, writ, stipulation, determination or award of any Governmental Entity or arbitrator outstanding against the Company or any of its Subsidiaries.

        4.14    Intellectual Property.

          (a)   The Company and its Subsidiaries own or have the right to use all Intellectual Property used in or necessary for the operation of the businesses of each of the Company and its Subsidiaries as presently conducted (collectively, the "Company Intellectual Property") free and clear of all Encumbrances except for Permitted Encumbrances, except where the failure to own or have the right to use such properties has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   To the knowledge of the Company, the use of the Company Intellectual Property by the Company and its Subsidiaries in the operation of the business of each of the Company and its Subsidiaries as presently conducted does not infringe, misappropriate or otherwise violate any Intellectual Property of any other Person, except for such matters that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   The Company and its Subsidiaries have taken reasonable measures consistent with prudent industry practices to protect the confidentiality of trade secrets used in the businesses of each of the Company and its Subsidiaries as presently conducted, except where failure to do so has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (d)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the IT Assets owned, used, or held for use by the Company or any of its Subsidiaries (i) are sufficient for the current needs of the businesses of the Company and its Subsidiaries; (ii) have not malfunctioned or failed within the past three years and (iii) to the knowledge of the Company, are free from any malicious code.

          (e)   Except as has not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (i) the Company and each of its Subsidiaries have used commercially reasonable measures to ensure the confidentiality, privacy and security of Personal Information collected or held for use by the Company or its Subsidiaries; and (ii) to the knowledge of the Company, there has been no unauthorized access to or unauthorized use of any IT Assets, Personal Information or trade secrets owned or held for use by the Company or its Subsidiaries.

        4.15    Real Property.     Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect and with respect to clauses (a) and (b), except with respect to any of the Company's Oil and Gas Properties, (a) the Company and its Subsidiaries have good, valid and defensible title to all material real property owned by the Company or any of its Subsidiaries (collectively, the "Company Owned Real Property") and valid leasehold estates in all material real property leased, subleased, licensed or otherwise occupied (whether as tenant, subtenant or pursuant to other occupancy arrangements) by the Company or any Subsidiary of the Company (collectively, including the improvements thereon, the "Company Material Leased Real Property") free and clear of all Encumbrances and defects and imperfections, except Permitted Encumbrances, (b) each agreement under which the Company or any Subsidiary of the Company is the landlord, sublandlord, tenant, subtenant, or occupant with respect to the Company Material Leased Real Property (each, a "Company Material Real Property Lease") to the knowledge of the Company is in full force and effect and is valid and enforceable against the parties thereto in accordance with its terms, subject, as to enforceability, to Creditors' Rights, and neither the Company nor any of its Subsidiaries, or to the knowledge of the Company, any other party thereto, has received written notice of any default under any Company Material Real Property Lease, and (c) as of the date of this Agreement, there does not exist any pending or, to the knowledge of the Company, threatened, condemnation or eminent domain Proceedings that affect any of the Company's Oil and Gas Properties, Company Owned Real Property or Company Material Leased Real Property.

        4.16    Rights-of-Way.    Each of the Company and its Subsidiaries has such Consents, easements, rights-of-way, permits and licenses from each Person (collectively "Rights-of-Way") as are sufficient to conduct its business in the manner described, except for such Rights-of-Way the absence of which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and its Subsidiaries has fulfilled and performed all its material obligations with respect to such Rights-of-Way and conduct their business in a manner that does not violate any of the Rights-of-Way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such Rights-of-Way, except for such revocations, terminations and impairments that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. All pipelines operated by the Company and its Subsidiaries are subject to Rights-of-Way or are located on real property owned or leased by the Company, and there are no gaps (including any gap arising as a result of any breach by the Company or any of its Subsidiaries of the terms of any Rights-of-Way) in the Rights-of-Way other than gaps that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.17    Oil and Gas Matters.

          (a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, and except for property (i) sold or otherwise disposed of in the Ordinary Course since the date of the reserve reports prepared by Cawley, Gillespie & Associates, Inc. and Netherland, Sewell & Associates, Inc. (collectively, the "Company Independent Petroleum Engineers") relating to the Company interests referred to therein as of December 31, 2019 (the "Company Reserve Reports") or (ii) reflected in the Company Reserve Reports or in the Company SEC Documents as having been sold or otherwise disposed of (other than sales or dispositions after the date hereof in accordance with Section 6.1(b)(v)), the Company and its Subsidiaries have good and defensible title to all Oil and Gas Properties forming the basis for the reserves reflected in the Company Reserve Reports and in each case as attributable to interests owned by the Company and its Subsidiaries, free and clear of any Encumbrances, except for Permitted Encumbrances. For purposes of the foregoing sentence, "good and defensible title" means that the Company's or one or more of its Subsidiaries', as applicable, title (as of the date hereof and as of the Closing) to each of the Oil and Gas Properties held or owned by them (or purported to be held or owned by them) (1) entitles the Company (or one or more of its Subsidiaries, as applicable) to receive (after satisfaction of all Production Burdens applicable thereto), not less than the net revenue interest share shown in the Company Reserve Reports of all Hydrocarbons produced from such Oil and Gas Properties throughout the life of such Oil and Gas Properties, (2) obligates the Company (or one or more of its Subsidiaries, as applicable) to bear a percentage of the costs and expenses for the maintenance and development of, and operations relating to, such Oil and Gas Properties, of not greater than the working interest shown on the Company Reserve Reports for such Oil and Gas Properties (other than any positive differences in such percentage) and the applicable working interest shown on the Company Reserve Reports for such Oil and Gas Properties that are accompanied by a proportionate (or greater) net revenue interest in such Oil and Gas Properties and (3) is free and clear of all Encumbrances (other than Permitted Encumbrances).

          (b)   Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the factual, non-interpretive data supplied by the Company to the Company Independent Petroleum Engineers relating to the Company interests referred to in the Company Reserve Reports, by or on behalf of the Company and its Subsidiaries that was material to such firm's estimates of proved oil and gas reserves attributable to the Oil and Gas Properties of the Company and its Subsidiaries in connection with the preparation of the Company Reserve Reports was, as of the time provided, accurate in all respects. Except for any such matters that, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the oil and gas reserve estimates of the Company set forth in the Company Reserve Reports are derived from reports that have been prepared by the Company Independent Petroleum Engineers, and such reserve estimates fairly reflect, in all respects, the oil and gas reserves of the Company at the dates indicated therein and are in accordance with SEC guidelines applicable thereto applied on a consistent basis throughout the periods involved. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Reports that would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (c)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) all rentals, shut-ins and similar payments owed to any Person or individual under (or otherwise with respect to) any Oil and Gas Leases have been properly and timely paid, (ii) all royalties, minimum royalties, overriding royalties and other Production Burdens with respect to any Oil and Gas Properties owned or held by the Company or any of its Subsidiaries have been timely and properly paid and (iii) none of the Company or any of its Subsidiaries (and, to the Company's knowledge, no third party operator) has violated any provision of, or taken or failed to take any act that, with or without notice, lapse of time, or both, would constitute a default under the provisions of any Oil and Gas Lease (or entitle the lessor thereunder to cancel or terminate such Oil and Gas Lease) included in the Oil and Gas Properties owned or held by the Company or any of its Subsidiaries.

          (d)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all proceeds from the sale of Hydrocarbons produced from the Oil and Gas Properties of the Company and its Subsidiaries are being received by them in a timely manner and are not being held in suspense (by the Company, any of its Subsidiaries, any third party operator thereof or any other Person) for any reason other than awaiting preparation and approval of division order title opinions for recently drilled Wells.

          (e)   All of the Wells and all water, CO 2, injection or other wells located on the Oil and Gas Properties of the Company and its Subsidiaries or otherwise associated with an Oil and Gas Property of the Company or its Subsidiaries have been drilled, completed and operated within the limits permitted by the applicable contracts entered into by the Company or any of its Subsidiaries related to such wells and applicable Law, and all drilling and completion (and plugging and abandonment) of such wells and all related development, production and other operations have been conducted in compliance with all applicable Law except, in each case, as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (f)    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, none of the material Oil and Gas Properties of the Company or its Subsidiaries is subject to any preferential purchase, consent or similar right that would become operative as a result of the Transactions.

        4.18    Environmental Matters.     Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

          (a)   the Company and its Subsidiaries and their respective operations and assets are in compliance with Environmental Laws;

          (b)   the Company and its Subsidiaries are not subject to any pending or, to the Company's knowledge, threatened Proceedings under Environmental Laws;

          (c)   there have been no Releases of Hazardous Materials at any property currently or, to the knowledge of the Company, formerly owned, operated or otherwise used by the Company or any of its Subsidiaries, or, to the knowledge of the Company, by any predecessors of the Company or any Subsidiary of the Company, which Releases are reasonably likely to result in liability to the Company (or predecessor thereof) under Environmental Law, and, as of the date of this Agreement, neither the Company nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by the Company, or at or from any offsite location where Hazardous Materials from the Company's or its Subsidiaries' operations have been sent for treatment, disposal, storage or handling; and

          (d)   as of the date of this Agreement, there have been no environmental investigations, studies, audits, or other analyses conducted during the past three (3) years by or on behalf of, or that are in the possession of, the Company or its Subsidiaries addressing potentially material environmental matters with respect to any property owned, operated or otherwise used by any of them that have not been delivered or otherwise made available to Parent prior to the date hereof.

        4.19    Material Contracts.

          (a)   Schedule 4.19(a) of the Company Disclosure Letter, together with the lists of exhibits contained in the Company SEC Documents, sets forth a true and complete list, as of the date of this Agreement, of:

              (i)  each "material contract" (as such term is defined in Item 601(b)(10) of Regulation S-K under the Exchange Act);

             (ii)  each contract that provides for the acquisition, disposition, license, use, distribution or outsourcing of assets, services, rights or properties (other than Oil and Gas Properties) with respect to which the Company reasonably expects that the Company and its Subsidiaries will make annual payments in excess of $100,000,000;

            (iii)  each contract that constitutes a commitment relating to Indebtedness or the deferred purchase price of property by the Company or any of its Subsidiaries (whether incurred, assumed, guaranteed or secured by any asset) in excess of $100,000,000, other than agreements solely between or among the Company and its Subsidiaries;

            (iv)  each contract for lease of personal property or real property (other than Oil and Gas Properties) involving payments in excess of $100,000,000 in any calendar year or over the life of the contract that are not terminable without penalty or other liability to the Company (other than any ongoing obligation pursuant to such contract that is not caused by any such termination) within sixty (60) days, other than contracts related to drilling rigs;

             (v)  each contract that is a non-competition contract or other contract that (A) purports to limit in any material respect either the type of business in which the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) may engage or the manner or locations in which any of them may so engage in any business (including any contract containing any area of mutual interest, joint bidding area, joint acquisition area, or non-compete or similar type of provision), (B) could require the disposition of any material assets or line of business of the Company or its Subsidiaries (or, after the Effective Time, Parent or its Subsidiaries) or (C) prohibits or limits the rights of the Company or any of its Subsidiaries to make, sell or distribute any products or services, or use, transfer or distribute, or enforce any of their rights with respect to, any of their material assets;

            (vi)  each contract involving the pending acquisition or sale of (or option to purchase or sell) any material amount of the assets or properties of the Company, taken as a whole, other than contracts involving the acquisition or sale of (or option to purchase or sell) Hydrocarbons in the Ordinary Course;

           (vii)  each material partnership, joint venture or limited liability company agreement, other than any customary joint operating agreements, unit agreements or participation agreements affecting the Oil and Gas Properties of the Company;

          (viii)  each joint development agreement, exploration agreement, participation, farmout, farmin or program agreement or similar contract requiring the Company or any of its Subsidiaries to make expenditures from and after January 1, 2020 that would reasonably be expected to be in excess of $100,000,000 in the aggregate, other than customary joint operating agreements and continuous development obligations under Oil and Gas Leases;

            (ix)  any contract (A) that provides for the sale by the Company or any of its Subsidiaries of Hydrocarbons (1) in excess of 20,000 barrels of oil equivalent of Hydrocarbons per day over a period of one month (calculated on a yearly average basis) or (2) for a term greater than ten (10) years or (B) which the Company reasonably expects that it will make aggregate payments in excess of $100,000,000 in any of the next three succeeding fiscal years or over the life of the contract that, in the case of (A) or (B), (x) has a remaining term of greater than sixty (60) days and does not allow the Company or such Subsidiary to terminate it without penalty to the Company or such Subsidiary within 60 days and (y) provides for a "take-or-pay" clause or any similar prepayment obligation and acreage dedication, minimum volume commitments or capacity reservation fees to a gathering, transportation or other arrangement downstream of the wellhead, that cover, guaranty or commit volumes;

             (x)  each collective bargaining agreement to which the Company is a party or is subject;

            (xi)  each agreement under which the Company or any of its Subsidiaries has advanced or loaned any amount of money to any of its officers, directors, employees or consultants, in each case with a principal amount in excess of $120,000;

           (xii)  each contract for any Company Related Party Transaction; or

          (xiii)  each agreement that contains any "most favored nation" or most favored customer provision, call or put option, preferential right or rights of first or last offer, negotiation or refusal, in each case other than those contained in (A) any agreement in which such provision is solely for the benefit of the Company or any of its Subsidiaries, (B) customary royalty pricing provisions in Oil and Gas Leases or (C) customary preferential rights in joint operating agreements, unit agreements or participation agreements affecting the business or the Oil and Gas Properties of the Company or any of its Subsidiaries, to which the Company or any of its Subsidiaries or any of their respective Affiliates is subject, and is material to the business of the Company and its Subsidiaries, taken as a whole.

          (b)   Collectively, the contracts set forth in Section 4.19(a) are herein referred to as the "Company Contracts." A complete and correct copy of each of the Company Contracts has been made available to Parent. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each Company Contract is legal, valid, binding and enforceable in accordance with its terms on the Company and each of its Subsidiaries that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, subject, as to enforceability, to Creditors' Rights. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default under any Company Contract nor, to the knowledge of the Company, is any other party to any such Company Contract in breach or default thereunder, and no event has occurred that with the lapse of time or the giving of notice or both would constitute a default thereunder by the Company or its Subsidiaries, or, to the knowledge of the Company, any other party thereto. There are no disputes pending or, to the knowledge of the Company, threatened with respect to any Company Contract and neither the Company nor any of its Subsidiaries has received any written notice of the intention of any other party to any Company Contract to terminate for default, convenience or otherwise any Company Contract, nor to the knowledge of the Company, is any such party threatening to do so, in each case except as has not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

        4.20    Derivative Transactions.

          (a)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all Derivative Transactions entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement were entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and its Subsidiaries, and were entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions.

          (b)   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries have duly performed in all respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and there are no breaches, violations, collateral deficiencies, requests for collateral or demands for payment, or defaults or allegations or assertions of such by any party thereunder.

          (c)   The Company SEC Documents accurately summarize, in all material respects, the outstanding positions under any Derivative Transaction of the Company and its Subsidiaries, including Hydrocarbon and financial positions under any Derivative Transaction of the Company attributable to the production and marketing of the Company and its Subsidiaries, as of the dates reflected therein. Schedule 4.20(c) of the Company Disclosure Letter lists, as of the date of this Agreement, all Derivative Transactions to which the Company or any of its Subsidiaries is a party.

        4.21    Insurance.    Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, each of the material insurance policies held by the Company or any of its Subsidiaries as of the date of this Agreement (collectively, the "Material Company Insurance Policies") is in full force and effect on the date of this Agreement. The Material Company Insurance Policies are with reputable insurance carriers, provide full and adequate coverage for all normal risks incident to the business of the Company and its Subsidiaries and their respective properties and assets, and are in breadth of coverage and amount at least equivalent to that carried by Persons engaged in similar businesses and subject to the same or similar perils or hazards, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, all premiums payable under the Material Company Insurance Policies prior to the date of this Agreement have been duly paid to date, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that (including with respect to the Transactions), with notice or lapse of time or both, would constitute a breach or default, or permit a termination of any of the Material Company Insurance Policies. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, as of the date of this Agreement, no written notice of cancellation or termination has been received with respect to any Material Company Insurance Policy. As of the date hereof the Company does not have any claims pending with insurers that are reasonably expected to result in an insurance recovery of more than $15,000,000 in the aggregate.

        4.22    Opinion of Financial Advisors.     The Company Board has received the oral opinion of each of Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC addressed to the Company Board to the effect that, based upon and subject to the assumptions, qualifications, limitations, and other matters considered in connection with the preparation of each such opinion, as of the date of the opinion, the Exchange Ratio pursuant to this Agreement is fair, from a financial point of view, to the holders of Company Common Stock. A copy of the written opinion of each financial advisor confirming its oral opinion will be provided (solely for informational purposes) by the Company to Parent promptly following the execution of this Agreement and receipt thereof by the Company (it being agreed that such opinions are for the benefit of the Company Board and may not be relied upon by Parent or Merger Sub or any other Person).

        4.23    Brokers.    Except for the fees and expenses payable to Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC, no broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of the Company.

        4.24    Related Party Transactions.     Schedule 4.24 of the Company Disclosure Letter sets forth, as of the date of this Agreement, a complete and correct list of any transaction or arrangement involving in excess of $120,000 under which any (a) present or former executive officer or director of the Company or any of its Subsidiaries, (b) beneficial owner (within the meaning of Section 13(d) of the Exchange Act) of 5% or more of any class of the equity securities of the Company or any of its Subsidiaries whose status as a 5% holder is known to the Company as of the date of this Agreement or (c) Affiliate, "associate" or member of the "immediate family" (as such terms are respectively defined in Rules 12b-2 and 16a-1 of the Exchange Act) of any of the foregoing (but only, with respect to the Persons in clause (b), to the knowledge of the Company) is a party to any actual or proposed loan, lease or other contract with or binding upon the Company or any of its Subsidiaries or any of their respective properties or assets or has any interest in any property owned by the Company or any of its Subsidiaries, in each case, including any bond, letter of credit, guarantee, deposit, cash account, escrow, policy of insurance or other credit support instrument or security posted or delivered by any Person listed in clauses (a), (b) or (c) in connection with the operation of the business of the Company or any of its Subsidiaries (each of the foregoing, a "Company Related Party Transaction").

        4.25    Regulatory Matters.

          (a)   The Company is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the U.S. Investment Company Act of 1940 or (ii) a "holding company," a "subsidiary company" of a "holding company," an Affiliate of a "holding company," a "public utility" or a "public-utility company," as each such term is defined in the U.S. Public Utility Holding Company Act of 2005.

          (b)   All natural gas pipeline systems and related facilities constituting the Company's and its Subsidiaries' properties are (i) "gathering facilities" that are exempt from regulation by the U.S. Federal Energy Regulatory Commission under the Natural Gas Act of 1938 and (ii) not subject to rate regulation or comprehensive nondiscriminatory access regulation under the Laws of any state or other local jurisdiction.

        4.26    Takeover Laws.     Assuming the accuracy of the representations and warranties set forth in Section 5.16, the approval of the Company Board of this Agreement and the Transactions represents all the action necessary to render inapplicable to this Agreement and the Transactions any Takeover Law or any anti-takeover provision in the Company's Organizational Documents that is applicable to the Company, the shares of Company Common Stock or the Transactions.

        4.27    No Additional Representations.

          (a)   Except for the representations and warranties made in this Article IV, neither the Company nor any other Person makes any express or implied representation or warranty with respect to the Company or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and the Company hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither the Company nor any other Person makes or has made any representation or warranty to Parent, Merger Sub, or any of their respective Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to the Company or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by the Company in this Article IV, any oral or written information presented to Parent or Merger Sub or any of their respective Affiliates or Representatives in the course of their due diligence investigation of the Company, the negotiation of this Agreement or in the course of the Transactions. Notwithstanding the foregoing, nothing in this Section 4.27 shall limit Parent's or Merger Sub's remedies with respect to claims of fraud arising from or relating to the express representations and warranties made by the Company in this Article IV.

          (b)   Notwithstanding anything contained in this Agreement to the contrary, the Company acknowledges and agrees that none of Parent, Merger Sub or any other Person has made or is making any representations or warranties relating to Parent or its Subsidiaries (including Merger Sub) whatsoever, express or implied, beyond those expressly given by Parent and Merger Sub in Article V, including any implied representation or warranty as to the accuracy or completeness of any information regarding Parent furnished or made available to the Company or any of its Representatives and that the Company has not relied on any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, the Company acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to the Company or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Merger or the other Transactions).

ARTICLE V
REPRESENTATION AND WARRANTIES OF PARENT AND MERGER SUB

        Except as set forth in the disclosure letter dated as of the date of this Agreement and delivered by Parent and Merger Sub to the Company on or prior to the date of this Agreement (the "Parent Disclosure Letter") and except as disclosed in the Parent SEC Documents (including all exhibits and schedules thereto and documents incorporated by reference therein) filed with or furnished to the SEC and available on Edgar since December 31, 2019 and prior to the date of this Agreement (excluding any disclosures set forth or referenced in any risk factor section or in any other section, in each case, to the extent they are forward-looking statements or cautionary, predictive, non-specific or forward-looking in nature), Parent and Merger Sub jointly and severally represent and warrant to the Company as follows:

        5.1    Organization, Standing and Power.     Each of Parent and its Subsidiaries is a corporation, partnership or limited liability company duly organized, as the case may be, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization, with all requisite entity power and authority to own, lease and operate its properties and to carry on its business as now being conducted, other than, in the case of Parent's Subsidiaries, where the failure to be so organized or to have such power, authority or standing would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent (a "Parent Material Adverse Effect"). Each of Parent and its Subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification or license necessary, other than where the failure to so qualify, license or be in good standing would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Parent and Merger Sub each has heretofore made available to the Company complete and correct copies of its Organizational Documents, each as amended prior to the execution of this Agreement, and each as made available to Parent is in full force and effect, and neither Parent nor any of its Subsidiaries is in violation of any of the provisions of such Organizational Documents.

        5.2    Capital Structure.

          (a)   As of the date of this Agreement, the authorized capital stock of Parent consists of (i) 2,500,000,000 shares of Parent Common Stock and (ii) 500,000,000 shares of preferred stock, par value $0.01 per share ("Parent Preferred Stock" and, together with the Parent Common Stock, the "Parent Capital Stock"). At the close of business on October 16, 2020: (A) 1,067,957,216 shares of Parent Common Stock were issued and outstanding and no shares of Parent Preferred Stock were issued and outstanding; (B) there were outstanding options to purchase 16,922,525 shares of Parent Common Stock pursuant to Parent's 2014 Omnibus Stock and Performance Incentive Plan, as amended from time to time, and prior plans (the "Parent Stock Plans");

  (C) there were outstanding other stock-settled equity-based awards (other than shares of restricted stock or other equity based awards included in the number of shares of Parent Common Stock outstanding set forth above and awards described in the following clause (D)) with respect to 8,452,825 shares of Parent Common Stock; and (D) there were outstanding stock-settled equity-based awards held by former employees of Parent who became employees of Phillips 66 in connection with Parent's spinoff thereof with respect to no more than 134,506 shares of Parent Common Stock.

          (b)   All outstanding shares of Parent Common Stock have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to preemptive rights. The Parent Common Stock to be issued pursuant to this Agreement, when issued, will be validly issued, fully paid and nonassessable and not subject to preemptive rights. All outstanding shares of Parent Common Stock have been issued and granted in compliance in all material respects with (i) applicable securities Laws and other applicable Law and (ii) all requirements set forth in applicable contracts (including the Parent Stock Plans). The Parent Common Stock to be issued pursuant to this Agreement, when issued, will be issued in compliance in all material respects with (A) applicable securities Laws and other applicable Law and (B) all requirements set forth in applicable contracts. As of the close of business on October 16, 2020, except as set forth in this Section 5.2, there are no outstanding options, warrants or other rights to subscribe for, purchase or acquire from Parent or any of its Subsidiaries any capital stock of Parent or securities convertible into or exchangeable or exercisable for capital stock of Parent (and the exercise, conversion, purchase, exchange or other similar price thereof). All outstanding shares of capital stock or other equity interests of the Subsidiaries of Parent are owned by Parent, or a direct or indirect Subsidiary of Parent, are free and clear of all Encumbrances and have been duly authorized, validly issued, fully paid and nonassessable. Except as set forth in this Section 5.2, and except for changes since October 16, 2020 resulting from the exercise of stock options outstanding at such date (and the issuance of shares thereunder), or stock grants or other awards granted in accordance with Section 6.2(b)(ii), there are outstanding: (1) no shares of Parent Capital Stock, Voting Debt or other voting securities of Parent; (2) no securities of Parent or any Subsidiary of Parent convertible into or exchangeable or exercisable for shares of capital stock, Voting Debt or other voting securities of Parent; and (3) no options, warrants, subscriptions, calls, rights (including preemptive and appreciation rights), commitments or agreements to which Parent or any Subsidiary of Parent is a party or by which it is bound in any case obligating Parent or any Subsidiary of Parent to issue, deliver, sell, purchase, redeem or acquire, or cause to be issued, delivered, sold, purchased, redeemed or acquired, additional shares of capital stock or any Voting Debt or other voting securities of Parent, or obligating Parent or any Subsidiary of Parent to grant, extend or enter into any such option, warrant, subscription, call, right, commitment or agreement. There are not any stockholder agreements, voting trusts or other agreements to which Parent or any of its Subsidiaries is a party or by which it is bound relating to the voting of any shares of capital stock or other equity interest of Parent or any of its Subsidiaries. No Subsidiary of Parent owns any shares of Parent Common Stock or any other shares of Parent Capital Stock. As of the date of this Agreement, the authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.01 per share, all of which shares are validly issued, fully paid and nonassessable and are owned by Parent.

        5.3    Authority; No Violations; Consents and Approvals.

          (a)   Each of Parent and Merger Sub has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the Transactions have been duly authorized by all necessary corporate action on the part of each of Parent (subject to obtaining Parent Stockholder Approval) and Merger Sub (other than the adoption of this Agreement by Parent as sole stockholder of Merger Sub, which shall occur immediately after the execution and delivery of this Agreement). This Agreement has been duly executed and delivered by each of Parent and Merger Sub, and, assuming the due and valid execution of this Agreement by the Company, constitutes a valid and binding obligation of each of Parent and Merger Sub enforceable against Parent and Merger Sub in accordance with its terms, subject as to enforceability to Creditors' Rights. The Parent Board, at a meeting duly called and held, has by unanimous vote (i) determined that this Agreement and the transactions contemplated hereby, including the Parent Stock Issuance, are fair to, and in the best interests of, Parent and the holders of Parent Common Stock, (ii) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Parent Stock Issuance, and (iii) resolved to recommend that the holders of Parent Common Stock approve the Parent Stock Issuance (such recommendation described in clause (iii), the "Parent Board Recommendation"). The Merger Sub Board has by unanimous vote (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, are fair to, and in the best interests of, Merger Sub and the sole stockholder of Merger Sub and (B) approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger. Parent, as the owner of all of the outstanding shares of capital stock of Merger Sub, will immediately after the execution and delivery of this Agreement adopt this Agreement in its capacity as sole stockholder of Merger Sub. The Parent Stockholder Approval is the only vote of the holders of any class or series of Parent's capital stock necessary to approve the Parent Stock Issuance.

          (b)   The execution, delivery and performance of this Agreement does not, and the consummation of the Transactions will not (with or without notice or lapse of time, or both) (i) contravene, conflict with or result in a violation of any provision of the Organizational Documents of either Parent (assuming that the Parent Stockholder Approval is obtained) or Merger Sub, (ii) with or without notice, lapse of time or both, result in a violation of, a termination (or right of termination) of or default under, the creation or acceleration of any obligation or the loss of a benefit under, or result in the creation of any Encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under, any provision of any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, permit, franchise or license to which Parent or any of its Subsidiaries is a party or by which Parent or Merger Sub or any of their respective Subsidiaries or their respective properties or assets are bound or (iii) assuming the Consents referred to in Section 5.4 are duly and timely obtained or made and the Parent Stockholder Approval has been obtained, contravene, conflict with or result in a violation of any Law applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than any such contraventions, conflicts, violations, defaults, acceleration, losses or Encumbrances that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. Other than this Agreement, Parent is not party to any contract, arrangement or other commitment that does, would or would reasonably be expected to entitle any Person to appoint one or more directors to the Parent Board.

        5.4    Consents.    No Consent from any Governmental Entity is required to be obtained or made by Parent or any of its Subsidiaries in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Transactions, except for: (a) the filing of a premerger notification report by Parent under the HSR Act, and the expiration or termination of any applicable waiting period with respect thereto; (b) the filing with the SEC of (i) the Joint Proxy Statement and the Registration Statement and (ii) such reports under Section 13(a) of the Exchange Act, and such other compliance with the Exchange Act and the rules and regulations thereunder, as may be required in connection with this Agreement and the Transactions; (c) the filing of the Certificate of Merger with the Office of the Secretary of State of the State of Delaware; (d) filings with the NYSE; (e) such filings and approvals as may be required by any applicable state securities or "blue sky" Laws or Takeover Laws; and (f) any such Consent that the failure to obtain or make would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.5    SEC Documents; Financial Statements.

          (a)   Since the Applicable Date, Parent has filed or furnished with the SEC, on a timely basis, all forms, reports, certifications, schedules, statements and documents required to be filed or furnished under the Securities Act or the Exchange Act, respectively, (such forms, reports, certifications, schedules, statements and documents, collectively, the "Parent SEC Documents"). As of their respective dates, each of the Parent SEC Documents, as amended, complied, or if not yet filed or furnished, will comply as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Parent SEC Documents, and none of the Parent SEC Documents contained, when filed or, if amended prior to the date of this Agreement, as of the date of such amendment with respect to those disclosures that are amended, or if filed with or furnished to the SEC subsequent to the date of this Agreement, will contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b)   The financial statements of Parent included in the Parent SEC Documents, including all notes and schedules thereto, complied, or, in the case of Parent SEC Documents filed after the date of this Agreement, will comply, in all material respects, when filed or if amended prior to the date of this Agreement, as of the date of such amendment, with the rules and regulations of the SEC with respect thereto, were, or, in the case of Parent SEC Documents filed after the date of this Agreement, will be, prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of the unaudited statements, as permitted by Rule 10-01 of Regulation S-X of the SEC) and fairly present in all material respects in accordance with applicable requirements of GAAP (subject, in the case of the unaudited statements, to normal year-end audit adjustments) the financial position of Parent and its consolidated Subsidiaries as of their respective dates and the results of operations and the cash flows of Parent and its consolidated Subsidiaries for the periods presented therein.

        5.6    Absence of Certain Changes or Events.

          (a)   Since December 31, 2019, there has not been any Parent Material Adverse Effect or any event, change, effect or development that, individually or in the aggregate, would reasonably be expected to have a Parent Material Adverse Effect.

          (b)   From June 30, 2020 through the date of this Agreement, Parent and its Subsidiaries have conducted their business in the Ordinary Course in all material respects.

        5.7    Information Supplied.     None of the information supplied or to be supplied by Parent for inclusion or incorporation by reference in (a) the Registration Statement shall, at the time the Registration Statement becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading or (b) the Joint Proxy Statement will, at the date it is first mailed to stockholders of the Company and to stockholders of Parent and at the time of the Company Stockholders Meeting and the Parent Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Subject to the accuracy of the first sentence of Section 4.8, the Joint Proxy Statement and the Registration Statement will comply as to form in all material respects with the provisions of the Exchange Act and the Securities Act, respectively, and the rules and regulations thereunder; provided, however, that no representation is made by Parent with respect to statements made therein based on information supplied by the Company specifically for inclusion or incorporation by reference therein.

        5.8    No Undisclosed Material Liabilities.     There are no liabilities of Parent or any of its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, other than: (a) liabilities adequately provided for on the balance sheet of Parent dated as of June 30, 2020 (including the notes thereto) contained in Parent's Quarterly Report on Form 10-Q for the three-months ended June 30, 2020; (b) liabilities incurred in the Ordinary Course subsequent to June 30, 2020; (c) liabilities incurred in connection with the Transactions; and (d) liabilities that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.9    Parent Permits; Compliance with Applicable Law.

          (a)   Parent and its Subsidiaries hold and at all times since the Applicable Date held all permits, licenses, certifications, registrations, consents, authorizations, variances, exemptions, orders, franchises, and approvals of all Governmental Entities necessary to own, lease and operate their respective properties and assets and for the lawful conduct of their respective businesses as they were or are now being conducted, as applicable (collectively, the "Parent Permits"), and have paid all fees and assessments due and payable in connection therewith, except where the failure to so hold or make such a payment would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. All Parent Permits are in full force and effect and no suspension or cancellation of any of the Parent Permits is pending or, to the knowledge of Parent, threatened, and Parent and its Subsidiaries are in compliance with the terms of the Parent Permits, except where the failure to be in full force and effect or failure to so comply would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)   The businesses of Parent and its Subsidiaries are not currently being conducted, and at no time since the Applicable Date have been conducted, in violation of any applicable Law, except for violations that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect. To the knowledge of Parent no investigation or review by any Governmental Entity with respect to Parent or any of its Subsidiaries is pending or threatened, other than those the outcome of which would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

        5.10    Labor Matters.     Since January 1, 2015: (a) to the knowledge of Parent, no allegations of sexual harassment have been made against any current or former officer or director of Parent; and (b) neither Parent nor any of its Affiliates have been in involved in any Proceedings, or entered into any settlement agreements, related to allegations of sexual harassment or misconduct by any current or former officer or director of Parent.

        5.11    Taxes.    Neither Parent nor any of its Subsidiaries is aware of the existence of any fact, or has taken or agreed to take any action, that would reasonably be expected to prevent or impede the Merger from qualifying as a "reorganization" within the meaning of Section 368(a) of the Code.

        5.12    Litigation.    Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect, there is no (a) Proceeding pending, or to the knowledge of Parent, threatened against Parent or any of its Subsidiaries or any of its Subsidiaries or any of their Oil and Gas Properties, or (b) judgment, decree, injunction, ruling, order, writ, stipulation, determination or award of any Governmental Entity or arbitrator outstanding against Parent or any of its Subsidiaries.

        5.13    Environmental Matters.     Except for those matters that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect:

          (a)   Parent and its Subsidiaries and their respective operations and assets are in compliance with Environmental Laws;

          (b)   Parent and its Subsidiaries are not subject to any pending or, to Parent's knowledge, threatened Proceedings under Environmental Laws;

          (c)   there have been no Releases of Hazardous Materials at any property currently or, to the knowledge of Parent, formerly owned, operated or otherwise used by Parent or any of its Subsidiaries, or, to the knowledge of Parent, by any predecessors of Parent or any Subsidiary of Parent, which Releases are reasonably likely to result in liability to Parent under Environmental Law, and, as of the date of this Agreement, neither Parent nor any of its Subsidiaries has received any written notice asserting a liability or obligation under any Environmental Laws with respect to the investigation, remediation, removal, or monitoring of the Release of any Hazardous Materials at or from any property currently or formerly owned, operated, or otherwise used by Parent, or at or from any offsite location where Hazardous Materials from Parent's or its Subsidiaries' operations have been sent for treatment, disposal, storage or handling; and

          (d)   as of the date of this Agreement, there have been no environmental investigations, studies, audits, or other analyses conducted during the past three (3) years by or on behalf of, or that are in the possession of, Parent or its Subsidiaries addressing potentially material environmental matters with respect to any property owned, operated or otherwise used by any of them that have not been delivered or otherwise made available to the Company prior to the date hereof.

        5.14    Opinion of Financial Advisor.     The Parent Board has received the oral opinion of Goldman Sachs & Co. LLC ("Goldman Sachs") addressed to the Parent Board, to be confirmed in a written opinion, to the effect that, as of the date of such opinion, and based upon and subject to the factors and assumptions set forth in Goldman Sachs' written opinion, the Exchange Ratio pursuant to this Agreement is fair from a financial point of view to Parent.

        5.15    Brokers.    Except for the fees and expenses payable to Goldman Sachs, no broker, investment banker, or other Person is entitled to any broker's, finder's or other similar fee or commission in connection with the Transactions based upon arrangements made by or on behalf of Parent.

        5.16    Ownership of Company Common Stock.     Neither Parent nor any of its Subsidiaries own any shares of Company Common Stock (or other securities convertible into, exchangeable for or exercisable for shares of Company Common Stock).

        5.17    Business Conduct.     Merger Sub was incorporated on October 16, 2020. Since its inception, Merger Sub has not engaged in any activity, other than such actions in connection with (a) its organization and (b) the preparation, negotiation and execution of this Agreement and the Transactions. Merger Sub has no operations, has not generated any revenues and has no assets or liabilities other than those incurred in connection with the foregoing and in association with the Merger as provided in this Agreement.

        5.18    Regulatory Matters.     Parent is not (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the U.S. Investment Company Act of 1940 or (ii) a "holding company," a "subsidiary company" of a "holding company," an Affiliate of a "holding company," a "public utility" or a "public-utility company," as each such term is defined in the U.S. Public Utility Holding Company Act of 2005.

        5.19    No Additional Representations.

          (a)   Except for the representations and warranties made in this Article V, neither Parent nor any other Person makes any express or implied representation or warranty with respect to Parent or its Subsidiaries or their respective businesses, operations, assets, liabilities or conditions (financial or otherwise) in connection with this Agreement or the Transactions, and Parent hereby disclaims any such other representations or warranties. In particular, without limiting the foregoing disclaimer, neither Parent nor any other Person makes or has made any representation or warranty to the Company or any of its Affiliates or Representatives with respect to (i) any financial projection, forecast, estimate, budget or prospect information relating to Parent or any of its Subsidiaries or their respective businesses; or (ii) except for the representations and warranties made by Parent in this Article V, any oral or written information presented to the Company or any of its Affiliates or Representatives in the course of their due diligence investigation of Parent, the negotiation of this Agreement or in the course of the Transactions. Notwithstanding the foregoing, nothing in this Section 5.19 shall limit the Company's remedies with respect to claims of fraud arising from or relating to the express written representations and warranties made by Parent and Merger Sub in this Article V.

          (b)   Notwithstanding anything contained in this Agreement to the contrary, Parent acknowledges and agrees that none of the Company or any other Person has made or is making any representations or warranties relating to the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in Article IV, including any implied representation or warranty as to the accuracy or completeness of any information regarding the Company furnished or made available to Parent or any of its Representatives and that neither Parent nor Merger Sub has relied on any such other representation or warranty not set forth in this Agreement. Without limiting the generality of the foregoing, Parent acknowledges that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets or prospect information that may have been made available to Parent or any of its Representatives (including in certain "data rooms," "virtual data rooms," management presentations or in any other form in expectation of, or in connection with, the Merger or the other Transactions).

ARTICLE VI
COVENANTS AND AGREEMENTS

        6.1    Conduct of Company Business Pending the Merger.

          (a)   Except (i) as set forth on Schedule 6.1(a) of the Company Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) for any actions required to comply with COVID-19 Measures or otherwise taken (or not taken) by the Company or any of its Subsidiaries reasonably and in good faith to respond to COVID-19 or the COVID-19 Measures; provided that prior to taking any actions in reliance on this clause (iv), which would otherwise be prohibited by any provision of this Agreement, the Company will use commercially reasonable efforts to provide advance notice to and consult with Parent (if reasonably practicable) with respect thereto or (v) otherwise consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), the Company covenants and agrees that, until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, it shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to conduct its businesses in the Ordinary Course, including by using reasonable best efforts to preserve substantially intact its present business organization, goodwill and assets, to keep available the services of its current officers and employees and preserve its existing relationships with Governmental Entities and its significant customers, suppliers, licensors, licensees, distributors, lessors and others having significant business dealings with it.

          (b)   Except (i) as set forth on the corresponding subsection of Schedule 6.1(b) of the Company Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, or (iv) otherwise consented to by Parent in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII the Company shall not, and shall not permit its Subsidiaries to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, the Company or its Subsidiaries, except for (x) regular quarterly cash dividends (or corresponding dividend equivalents in respect of equity awards) payable by the Company in the Ordinary Course (and, for avoidance of doubt, excluding any special dividends) in an amount not to exceed $0.20 per share of Company Common Stock and (y) dividends and distributions by a direct or indirect wholly-owned Subsidiary of the Company to the Company or another direct or indirect wholly-owned Subsidiary of the Company; (B) split, combine or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for equity interests in the Company or any of its Subsidiaries; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, the Company or any Subsidiary of the Company, except as required by the terms of any capital stock or equity interest of a Subsidiary existing and disclosed to Parent as of the date hereof or to satisfy any applicable Tax withholding in respect of the vesting or settlement of any Company Restricted Stock Awards or Company Performance Unit Awards outstanding as of the date hereof, in accordance with the terms of the Company Stock Plan and applicable award agreements;

             (ii)  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, the Company or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the delivery of Company Common Stock upon the vesting or lapse of any restrictions on any Company Restricted Stock Awards or Company Performance Unit Awards outstanding on the date hereof in accordance with the terms of the Company Stock Plan and applicable award agreements; (B) issuances by a wholly-owned Subsidiary of the Company of such Subsidiary's capital stock or other equity interests to the Company or any other wholly-owned Subsidiary of the Company; and (C) shares of capital stock issued as a dividend made in accordance with Section 6.1(b)(i);

            (iii)  (A) amend or propose to amend the Company's Organizational Documents (other than the amendment of the Company's Bylaws contemplated by Section 4.3(a)) or (B) amend or propose to amend the Organizational Documents of any of the Company's Subsidiaries (other than, in the case of the Company's Subsidiaries, ministerial changes);

            (iv)  (A) merge, consolidate, combine or amalgamate with any Person other than between wholly-owned Subsidiaries of the Company or (B) acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or any corporation, partnership, association or other business organization or division thereof, in each case other than acquisitions for which the consideration is less than $50,000,000 individually or in the aggregate;

             (v)  sell, lease, transfer, farmout, license, Encumber (other than Permitted Encumbrances), discontinue or otherwise dispose of, or agree to sell, lease, transfer, farmout, license, Encumber (other than Permitted Encumbrances), discontinue or otherwise dispose of, any portion of its assets or properties; other than (A) sales, leases or dispositions for which the consideration is less than $50,000,000 in the aggregate; (B) the sale of Hydrocarbons in the Ordinary Course; or (C) asset swaps the fair market value of which are less than $50,000,000 in the aggregate; provided that the Company shall not be permitted to sell any asset if, as a result of such sale, the Company would fail the "substantially-all test" of Section 368(a) of the Code;

            (vi)  authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries, other than such transactions among wholly-owned Subsidiaries of the Company;

           (vii)  change in any material respect their material accounting principles, practices or methods, except as required by GAAP or applicable Law;

          (viii)  make (other than in the Ordinary Course), change or revoke any material election relating to Taxes, change an annual Tax accounting period, adopt (other than in the Ordinary Course) or change any Tax accounting method, file any material amended Tax Return (other than as required pursuant to a "determination" within the meaning of Section 1313(a) of the Code (or any analogous provision of state, local or foreign Law)), enter into any closing agreement with respect to material Taxes, settle or compromise any material Tax claim, audit, assessment or dispute, surrender any right to claim a material refund, agree to an extension or waiver of the statute of limitations with respect to the assessment or determination of any material Tax (other than in the Ordinary Course), or take any action which is reasonably likely to result in a material increase in the Tax liability of the Company or its Subsidiaries (other than (A) in the Ordinary Course or (B) as required pursuant to a "determination" within the meaning of Section 1313(a) of the Code (or any analogous provision of state, local or foreign Law));

            (ix)  (A) grant any increases in the compensation or benefits payable or to become payable to any of its current or former directors, officers, employees or other service providers, except as required by applicable Law or as required by the terms of a Company Plan existing as of the date hereof; (B) take any action to accelerate the vesting or lapsing of restrictions or payment, or fund or in any other way secure the payment, of compensation or benefits; (C) grant any new equity-based or non-equity awards, amend or modify the terms of any outstanding equity-based or non-equity awards, pay any incentive or performance-based compensation or benefits or approve treatment of outstanding equity awards in connection with the Transactions that is inconsistent with the treatment contemplated by Section 3.2; (D) pay or agree to pay to any current or former director, officer, employee or other service provider any pension, retirement allowance or other benefit not required by the terms of any Company Plan existing as of the date hereof; (E) enter into any new, or amend any existing, employment or severance or termination agreement with any current or former director, officer, employee or other service provider; (F) establish any Company Plan which was not in existence prior to the date of this Agreement, or amend or terminate any Company Plan in existence on the date of this Agreement, other than de minimis administrative amendments that do not have the effect of enhancing any benefits thereunder or otherwise resulting in increased costs to the Company; (G) hire or promote any employee or engage any other service provider (who is a natural person) who is (or would be) an executive officer or who has (or would have) an annualized target compensation opportunity (including base compensation, target annual bonus opportunity and target long-term incentive opportunity) in excess of $250,000; (H) terminate the employment of any employee or other service provider who has an annualized target compensation opportunity (including base compensation, target annual bonus opportunity and target long-term incentive opportunity) in excess of $250,000 or any executive officer, in each case, other than for cause; or (I) enter into, amend or terminate any collective bargaining agreement or other labor agreement;

             (x)  (A) retire, repay, defease, repurchase, discharge, satisfy or redeem all or any portion of the outstanding aggregate principal amount of the Company's Indebtedness that has a repayment cost, "make whole" amount, prepayment penalty or similar obligation (other than Indebtedness incurred by the Company or its direct or indirect wholly-owned Subsidiaries and owed to the Company or its direct or indirect wholly-owned Subsidiaries), other than any such amounts under the Existing Credit Facility; (B) incur, create or assume any Indebtedness or guarantee any such Indebtedness of another Person; or (C) create any Encumbrances on any property or assets of the Company or any of its Subsidiaries in connection with any Indebtedness thereof, other than Permitted Encumbrances; provided, however, that the foregoing clauses (B) and (C) shall not restrict the incurrence of Indebtedness (1) under existing credit facilities in the Ordinary Course, and in no event exceeding $500,000,000 of borrowings in the aggregate, (2) by the Company that is owed to any wholly-owned Subsidiary of the Company or by any Subsidiary of the Company that is owed to the Company or a wholly-owned Subsidiary of the Company, (3) incurred or assumed in connection with any acquisition permitted by Section 6.1(b)(iv), (4) additional Indebtedness in an amount not to exceed $3,000,000 or (5) the creation of any Encumbrances securing any Indebtedness permitted by the foregoing clauses (1), (2), (3) or (4);

            (xi)  (A) enter into any contract that would be a Company Contract if it were in effect on the date of this Agreement, (B) modify, amend, terminate or assign, or waive or assign any rights under, any Company Contract (including the renewal of an existing Company Contract on substantially the same terms in the Ordinary Course), other than in each case, with respect to Sections 4.19(a)(x) and (xi) only, in the Ordinary Course or (C) enter into any material Derivative Transaction without notifying Parent within a reasonably practicable amount of time thereafter;

           (xii)  cancel, modify or waive any debts or claims held by the Company or any of its Subsidiaries or waive any rights held by the Company or any of its Subsidiaries having in each case a value in excess of $5,000,000 in the aggregate;

          (xiii)  waive, release, assign, settle or compromise or offer or propose to waive, release, assign, settle or compromise, any Proceeding (excluding any audit, claim or other proceeding in respect of Taxes) other than (A) the settlement of such proceedings involving only the payment of monetary damages by the Company or any of its Subsidiaries of any amount not exceeding $10,000,000 in the aggregate and (B) as would not result in any restriction on future activity or conduct or a finding or admission of a violation of Law; provided, that the Company shall be permitted to settle any Transaction Litigation in accordance with Section 6.11;

          (xiv)  make or commit to make any capital expenditures that are, in the aggregate greater than $500,000,000 in any fiscal quarter, except for capital expenditures to repair damage resulting from insured casualty events or capital expenditures required on an emergency basis or for the safety of individuals, assets or the environment;

           (xv)  take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would prevent or impede, or would be reasonably likely to prevent or impede, the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

          (xvi)  take any action or omit to take any action that is reasonably likely to cause any of the conditions to the Merger set forth in Article VII to not be satisfied; or

         (xvii)  agree to take any action that is prohibited by this Section 6.1(b).

        6.2    Conduct of Parent Business Pending the Merger.

          (a)   Except (i) as set forth on Schedule 6.2(a) of the Parent Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, (iv) for any actions required to comply with COVID-19 Measures or otherwise taken (or not taken) by Parent or any of its Subsidiaries reasonably and in good faith to respond to COVID-19 or the COVID-19 Measures; provided that prior to taking any actions in reliance on this clause (iv), which would otherwise be prohibited by any provision of this Agreement, Parent will use commercially reasonable efforts to provide advance notice to and consult with the Company (if reasonably practicable) with respect thereto or (v) otherwise consented to by the Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), Parent covenants and agrees that, until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, it shall, and shall cause each of its Subsidiaries to, use reasonable best efforts to conduct its businesses in the Ordinary Course, including by using reasonable best efforts to preserve substantially intact its present business organization, goodwill and assets, to keep available the services of its current officers and employees and preserve its existing relationships with Governmental Entities and its significant customers, suppliers, licensors, licensees, distributors, lessors and others having significant business dealings with it.

          (b)   Except (i) as set forth on the corresponding subsection of Schedule 6.2(b) of the Parent Disclosure Letter, (ii) as expressly permitted or required by this Agreement, (iii) as may be required by applicable Law, or (iv) otherwise consented to by the Company in writing (which consent shall not be unreasonably withheld, delayed or conditioned), until the earlier of the Effective Time and the termination of this Agreement pursuant to Article VIII, Parent shall not, and shall not permit its Subsidiaries to:

              (i)  (A) declare, set aside or pay any dividends on, or make any other distribution in respect of any outstanding capital stock of, or other equity interests in, Parent or its Subsidiaries, except for (x) regular quarterly cash dividends (or corresponding dividend equivalents in respect of equity awards) payable by Parent in the Ordinary Course (and, for avoidance of doubt, excluding any special dividends) and (y) dividends and distributions by a direct or indirect wholly owned Subsidiary of Parent to Parent or another direct or indirect wholly-owned Subsidiary of Parent; (B) split, combine or reclassify any capital stock of, or other equity interests in, or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for equity interests in Parent or any of its Subsidiaries; or (C) purchase, redeem or otherwise acquire, or offer to purchase, redeem or otherwise acquire, any capital stock of, or other equity interests in, Parent, except as required by the terms of any capital stock or equity interest of a Subsidiary, as contemplated by any Parent Plan in each case existing as of the date hereof or as contemplated by any share buyback plan publicly disclosed prior to the date of this Agreement;

             (ii)  offer, issue, deliver, grant or sell, or authorize or propose to offer, issue, deliver, grant or sell, any capital stock of, or other equity interests in, Parent or any of its Subsidiaries or any securities convertible into, or any rights, warrants or options to acquire, any such capital stock or equity interests, other than: (A) the issuance of Parent Common Stock upon the vesting or lapse of any restrictions on any awards granted under Parent Stock Plans and outstanding on the date hereof or issued in compliance with clause (B) below; (B) issuances of awards granted under the Parent Stock Plans in the Ordinary Course; or (C) issuances by a wholly owned Subsidiary of Parent of such Subsidiary's capital stock or other equity interests to Parent or any other wholly owned Subsidiary of Parent;

            (iii)  amend or propose to amend Parent's Organizational Documents (other than in immaterial respects) or adopt any material change in the Organizational Documents of any of Parent's Subsidiaries that would prevent, delay or impair the ability of the Parties to consummate the Transactions or otherwise adversely affect the consummation of the Transactions;

            (iv)  authorize, recommend, propose, enter into, adopt a plan or announce an intention to adopt a plan of complete or partial liquidation or dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent or any of Parent's Subsidiaries, other than, in each case, as would not otherwise prevent, delay or impair the consummation of the Transactions;

             (v)  sell, lease, transfer, farmout, license, Encumber (other than Permitted Encumbrances), discontinue or otherwise dispose of, or agree to sell, lease, transfer, farmout, license, Encumber (other than Permitted Encumbrances), discontinue or otherwise dispose of, any portion of its assets or properties, in each case, other than (A) the sale of Hydrocarbons in the Ordinary Course or (B) any such transactions that do not involve consideration valued in excess of $500,000,000 individually or $1,000,000,000 in the aggregate (in each case, subject to Section 6.4) and as would not prevent, delay or impair the ability of the Parties to consummate the Transactions;

            (vi)  other than any Parent Permitted Acquisitions that do not involve consideration valued in excess of $500,000,000 individually or $1,000,000,000 in the aggregate (in each case, subject to Section 6.4), acquire or agree to acquire (including by merging or consolidating with, purchasing any equity interest in or a substantial portion of the assets of, licensing, or by any other manner), any business or assets of any corporation, partnership, association or other business organization or division thereof;

           (vii)  (A) incur, create or assume any Indebtedness or guarantee any such Indebtedness of another Person or (B) create any Encumbrances on any property or assets of Parent or any of its Subsidiaries in connection with any Indebtedness thereof, other than (x) Permitted Encumbrances or (y) as would not or would not reasonably be expected to cause Parent to lose its investment grade credit rating;

          (viii)  take any action, cause any action to be taken, knowingly fail to take any action or knowingly fail to cause any action to be taken, which action or failure to act would prevent or impede, or would be reasonably likely to prevent or impede, the Merger from qualifying as a reorganization within the meaning of Section 368(a) of the Code;

            (ix)  take any action or omit to take any action that is reasonably likely to cause any of the conditions to the Merger set forth in Article VII to not be satisfied; or

             (x)  agree to take any action that is prohibited by this Section 6.2(b).

        6.3    No Solicitation by the Company.

          (a)   From and after the date of this Agreement, the Company and its officers and directors will, will cause the Company's Subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other Representatives of the Company and its Subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations with any Person conducted heretofore by the Company or any of its Subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Company Competing Proposal. Within one (1) Business Day of the date of this Agreement the Company shall deliver a written notice to each Person that has received non-public information regarding the Company within the twelve (12) months prior to the date of this

  Agreement pursuant to a confidentiality agreement with the Company for purposes of evaluating any transaction that could be a Company Competing Proposal and for whom no similar notice has been delivered prior to the date of this Agreement requesting the prompt return or destruction of all confidential information concerning the Company and any of its Subsidiaries heretofore furnished to such Person. The Company will immediately terminate any physical and electronic data access related to any such potential Company Competing Proposal previously granted to such Persons.

          (b)   From and after the date of this Agreement, the Company and its officers and directors will not, will cause the Company's Subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other Representatives of the Company and its Subsidiaries not to, directly or indirectly:

              (i)  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a Company Competing Proposal;

             (ii)  engage in, continue or otherwise participate in any discussions with any Person with respect to or negotiations with any Person with respect to, relating to, or in furtherance of a Company Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Company Competing Proposal;

            (iii)  furnish any information regarding the Company or its Subsidiaries, or access to the properties, assets or employees of the Company or its Subsidiaries, to any Person in connection with or in response to any Company Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Company Competing Proposal;

            (iv)  enter into any letter of intent or agreement in principal, or other agreement providing for a Company Competing Proposal (other than a confidentiality agreement as provided in Section 6.3(e)(ii) entered into in compliance with Section 6.3(e)(ii)); or

             (v)  submit any Company Competing Proposal to the vote of the stockholders of the Company;

  provided, that notwithstanding anything to the contrary in this Agreement, the Company or any of its Representatives may, in response to an inquiry or proposal from a third party, inform a third party or its Representative of the restrictions imposed by the provisions of this Section 6.3 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder).

          (c)   From and after the date of this Agreement, the Company shall promptly (and in any event within the shorter of one (1) Business Day or 48 hours) notify Parent of the receipt by the Company (directly or indirectly) of any Company Competing Proposal or any expression of interest, inquiry, proposal or offer with respect to a Company Competing Proposal made on or after the date of this Agreement, any request for information or data relating to the Company or any of its Subsidiaries made by any Person in connection with a Company Competing Proposal or any request for discussions or negotiations with the Company or a Representative of the Company relating to a Company Competing Proposal (including the identity of such Person), and the Company shall provide to Parent promptly (and in any event within the shorter of one (1) Business Day or 48 hours) (i) a copy of any such expression of interest, inquiry, proposal or offer with respect to a Company Competing Proposal made in writing provided to the Company or any of its Subsidiaries or (ii) any such expression of interest, inquiry, proposal or offer with respect to a Company Competing Proposal is not (or any portion thereof is not) made in writing, a written summary of the material financial and other terms thereof. Thereafter the Company shall (i) keep Parent reasonably informed, on a prompt basis (and in any event within the shorter of one

  (1) Business Day or 48 hours), of any material development regarding the status or terms of any such expressions of interest, proposals or offers (including any amendments thereto) or material requests and shall promptly (and in any event within the shorter of one (1) Business Day or 48 hours) apprise Parent of the status of any such discussions or negotiations and (ii) provide to Parent as soon as practicable after receipt or delivery thereof (and in any event within the shorter of one (1) Business Day or 48 hours) copies of all material written correspondence and other material written materials provided to the Company or its Representatives from any Person. Without limiting the foregoing, the Company shall notify Parent if the Company determines to begin providing information or to engage in discussions or negotiations concerning a Company Competing Proposal, prior to providing any such information or engaging in any such discussions or negotiations.

          (d)   Except as permitted by Section 6.3(e), the Company Board, including any committee thereof, agrees it shall not:

              (i)  withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to Parent or Merger Sub, the Company Board Recommendation;

             (ii)  fail to include the Company Board Recommendation in the Joint Proxy Statement;

            (iii)  approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any Company Competing Proposal;

            (iv)  publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than a confidentiality agreement referred to in Section 6.3(e)(ii) entered into in compliance with Section 6.3(e)(ii)) relating to a Company Competing Proposal (a "Company Alternative Acquisition Agreement");

             (v)  in the case of a Company Competing Proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Company Common Stock (other than by Parent or an Affiliate of Parent), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three (3) Business Days prior to the date of the Company Stockholders Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third Business Day prior to the date of the Company Stockholders Meeting) or (B) ten (10) business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer;

            (vi)  if a Company Competing Proposal shall have been publicly announced or disclosed (other than pursuant to the foregoing clause (v)), fail to publicly reaffirm the Company Board Recommendation on or prior to the earlier of (A) five (5) Business Days after Parent so requests in writing or (B) three (3) Business Days prior to the date of the Company Stockholders Meeting (or promptly after announcement or disclosure of such Company Competing Proposal if announced or disclosed on or after the third Business Day prior to the date of the Company Stockholders Meeting); or

           (vii)  cause or permit the Company to enter into a Company Alternative Acquisition Agreement (together with any of the actions set forth in the foregoing clauses (i), (ii), (iii), (iv), (v) and (vi), a "Company Change of Recommendation").

          (e)   Notwithstanding anything in this Agreement to the contrary:

              (i)  the Company Board may, after consultation with its outside legal counsel, make such disclosures as the Company Board determines in good faith are necessary to comply with Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or other disclosure required to be made in the Joint Proxy Statement by applicable U.S. federal securities laws; provided, however, that if such disclosure has the effect of withdrawing or adversely modifying the Company Board Recommendation, such disclosure shall be deemed to be a Company Change of Recommendation and Parent shall have the right to terminate this Agreement as set forth in Section 8.1(c);

             (ii)  prior to, but not after, the receipt of the Company Stockholder Approval, the Company and its Representatives may engage in the activities prohibited by Sections 6.3(b)(ii) or 6.3(b)(iii) (and, only with respect to a Company Competing Proposal that satisfies the requirements in the following clauses (1) and (2), may solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer with respect to such Company Competing Proposal or any modification thereto) with any Person if (1) the Company receives a bona fide written Company Competing Proposal from such Person that was not solicited at any time following the execution of this Agreement and (2) such Company Competing Proposal did not arise from a breach of the obligations set forth in this Section 6.3; provided, however, that (A) no information that is prohibited from being furnished pursuant to Section 6.3(b) may be furnished until the Company receives an executed confidentiality agreement from such Person containing limitations on the use and disclosure of non-public information furnished to such Person by or on behalf of the Company that are no less favorable to the Company in the aggregate than the terms of the Confidentiality Agreement, as determined by the Company Board in good faith after consultation with its legal counsel; (provided, further, that such confidentiality agreement does not contain provisions which prohibit the Company from providing any information to Parent in accordance with this Section 6.3 or that otherwise prohibits the Company from complying with the provisions of this Section 6.3), (B) that any such non-public information has previously been made available to, or is made available to, Parent prior to or concurrently with (or in the case of oral non-public information only, promptly (and in any event within the shorter of one (1) Business Day and 48 hours) after) the time such information is made available to such Person, (C) prior to taking any such actions, the Company Board or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Company Competing Proposal is, or would reasonably be expected to lead to, a Company Superior Proposal and (D) prior to taking any such actions, the Company Board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law;

            (iii)  prior to, but not after, the receipt of the Company Stockholder Approval, in response to a bona fide written Company Competing Proposal from a third party that was not solicited at any time following the execution of this Agreement and did not arise from a breach of the obligations set forth in this Section 6.3, if the Company Board so chooses, the Company Board may effect a Company Change of Recommendation; provided, however, that such a Company Change of Recommendation may not be made unless and until:

              (A)  the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Company Competing Proposal is a Company Superior Proposal;

              (B)  the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Company Change of Recommendation in response to such Company Superior Proposal would be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law;

              (C)  the Company provides Parent written notice of such proposed action and the basis thereof three (3) Business Days in advance, which notice shall set forth in writing that the Company Board intends to consider whether to take such action and include a copy of the available proposed Company Competing Proposal and any applicable transaction and financing documents;

              (D)  after giving such notice and prior to effecting such Company Change of Recommendation, the Company negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with Parent (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Company Board not to effect a Company Change of Recommendation in response thereto; and

              (E)  at the end of the three (3) Business Day period, prior to taking action to effect a Company Change of Recommendation, the Company Board takes into account any adjustments or revisions to the terms of this Agreement proposed by Parent in writing and any other information offered by Parent in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the Company Competing Proposal remains a Company Superior Proposal and that the failure to effect a Company Change of Recommendation in response to such Company Superior Proposal would be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law; provided, that in the event of any material amendment or material modification to any Company Superior Proposal (it being understood that any amendment or modification to the economic terms of any such Company Superior Proposal shall be deemed material), the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.3(e)(iii) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.3(e)(iii) shall be reduced to one (1) Business Day; provided, further, that any such new written notice shall in no event shorten the original three (3) Business Day notice period; and

            (iv)  prior to, but not after, receipt of the Company Stockholder Approval, in response to a Company Intervening Event that occurs or arises after the date of this Agreement and that did not arise from or in connection with a breach of this Agreement by the Company, the Company may, if the Company Board so chooses, effect a Company Change of Recommendation; provided, however, that such a Company Change of Recommendation may not be made unless and until:

              (A)  the Company Board determines in good faith after consultation with its financial advisors and outside legal counsel that a Company Intervening Event has occurred;

              (B)  the Company Board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Company Change of Recommendation in response to such Company Intervening Event would be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law;

              (C)  the Company provides Parent written notice of such proposed action and the basis thereof three (3) Business Days in advance, which notice shall set forth in writing that the Company Board intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the Company Intervening Event;

              (D)  after giving such notice and prior to effecting such Company Change of Recommendation, the Company negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with Parent (to the extent Parent wishes to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Company Board not to effect a Company Change of Recommendation in response thereto; and

              (E)  at the end of the three (3) Business Day period, prior to taking action to effect a Company Change of Recommendation, the Company Board takes into account any adjustments or revisions to the terms of this Agreement proposed by Parent in writing and any other information offered by Parent in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the failure to effect a Company Change of Recommendation in response to such Company Intervening Event would be inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law; provided, that in the event of any material changes regarding any Company Intervening Event, the Company shall be required to deliver a new written notice to Parent and to comply with the requirements of this Section 6.3(e)(iv) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.3(e)(iv) shall be reduced to one (1) Business Day; provided, further, that any such new written notice shall in no event shorten the original three (3) Business Day notice period.

          (f)    During the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, the Company shall not (and it shall cause its Subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality, "standstill" or similar agreement to which it or any of its Subsidiaries is a party; provided, that, notwithstanding any other provision in this Section 6.3, prior to, but not after, the time the Company Stockholder Approval is obtained, if, in response to an unsolicited request from a third party to waive any "standstill" or similar provision, the Company Board determines in good faith, after consultation with its outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law, the Company may waive any such "standstill" or similar provision solely to the extent necessary to permit a third party to make a Company Competing Proposal, on a confidential basis, to the Company Board and communicate such waiver to the applicable third party; provided, however, that the Company shall advise Parent at least two (2) Business Days prior to taking such action. The Company represents and warrants to Parent that it has not taken any action that (i) would be prohibited by this Section 6.3(f) or (ii) but for the ability to avoid actions inconsistent with the fiduciary duties owed by the Company Board to the stockholders of the Company under applicable Law, would have been prohibited by this Section 6.3(f), in each case, during the thirty (30) days prior to the date of this Agreement.

          (g)   Notwithstanding anything to the contrary in this Section 6.3, any action, or failure to take action, that is taken by a director or officer of the Company or any of its Subsidiaries or by any Representative of the Company acting at the Company's direction or on its behalf, in each case, in violation of this Section 6.3, shall be deemed to be a breach of this Section 6.3 by the Company.

        6.4    No Solicitation by Parent.

          (a)   From and after the date of this Agreement, Parent and its officers and directors will, will cause Parent's Subsidiaries and their respective officers and directors to, and will use their reasonable best efforts to cause the other Representatives of Parent and its Subsidiaries to, immediately cease, and cause to be terminated, any discussion or negotiations with any Person conducted heretofore by Parent or any of its Subsidiaries or Representatives with respect to any inquiry, proposal or offer that constitutes, or would reasonably be expected to lead to, a Parent Competing Proposal. Within one (1) Business Day of the date of this Agreement Parent shall deliver a written notice to each Person that has received non-public information regarding Parent within the twelve (12) months prior to the date of this Agreement pursuant to a confidentiality agreement with Parent for purposes of evaluating any transaction that could be a Parent Competing Proposal and for whom no similar notice has been delivered prior to the date of this Agreement requesting the prompt return or destruction of all confidential information concerning Parent and any of its Subsidiaries heretofore furnished to such Person. Parent will immediately terminate any physical and electronic data access related to any such potential Parent Competing Proposal previously granted to such Persons.

          (b)   From and after the date of this Agreement, Parent and its officers and directors will not, will cause Parent's Subsidiaries and their respective officers and directors not to, and will use their reasonable best efforts to cause the other Representatives of Parent and its Subsidiaries not to, directly or indirectly:

              (i)  initiate, solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer that constitutes, or could reasonably be expected to result in, a Parent Competing Proposal;

             (ii)  engage in, continue or otherwise participate in any discussions with any Person with respect to or negotiations with any Person with respect to, relating to, or in furtherance of a Parent Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Parent Competing Proposal;

            (iii)  furnish any information regarding Parent or its Subsidiaries, or access to the properties, assets or employees of Parent or its Subsidiaries, to any Person in connection with or in response to any Parent Competing Proposal or any inquiry, proposal or offer that could reasonably be expected to lead to a Parent Competing Proposal;

            (iv)  enter into any letter of intent or agreement in principal, or other agreement providing for a Parent Competing Proposal (other than a confidentiality agreement as provided in Section 6.4(e)(ii) entered into in compliance with Section 6.4(e)(ii)); or

             (v)  submit any Parent Competing Proposal to the vote of the stockholders of Parent;

  provided, that notwithstanding anything to the contrary in this Agreement, Parent or any of its Representatives may, in response to an inquiry or proposal from a third party, inform a third party or its Representative of the restrictions imposed by the provisions of this Section 6.4 (without conveying, requesting or attempting to gather any other information except as otherwise specifically permitted hereunder).

          (c)   From and after the date of this Agreement, Parent shall promptly (and in any event within the shorter of one (1) Business Day or 48 hours) notify the Company of the receipt by Parent (directly or indirectly) of any Parent Competing Proposal or any expression of interest, inquiry, proposal or offer with respect to a Parent Competing Proposal made on or after the date of this Agreement, any request for information or data relating to Parent or any of its Subsidiaries made by any Person in connection with a Parent Competing Proposal or any request for discussions or negotiations with Parent or a Representative of Parent relating to a Parent Competing Proposal (including the identity of such Person), and Parent shall provide to the Company promptly (and in any event within the shorter of one (1) Business Day or 48 hours) (i) a copy of any such expression of interest, inquiry, proposal or offer with respect to a Parent

  Competing Proposal made in writing provided to Parent or any of its Subsidiaries or (ii) any such expression of interest, inquiry, proposal or offer with respect to a Parent Competing Proposal is not (or any portion thereof is not) made in writing, a written summary of the material financial and other terms thereof. Thereafter Parent shall (i) keep the Company reasonably informed, on a prompt basis (and in any event within the shorter of one (1) Business Day or 48 hours), of any material development regarding the status or terms of any such expressions of interest, proposals or offers (including any amendments thereto) or material requests and shall promptly (and in any event within the shorter of one (1) Business Day or 48 hours) apprise the Company of the status of any such discussions or negotiations and (ii) provide to the Company as soon as practicable after receipt or delivery thereof (and in any event within the shorter of one (1) Business Day or 48 hours) copies of all material written correspondence and other material written materials provided to Parent or its Representatives from any Person. Without limiting the foregoing, Parent shall notify the Company if Parent determines to begin providing information or to engage in discussions or negotiations concerning a Parent Competing Proposal, prior to providing any such information or engaging in any such discussions or negotiations.

          (d)   Except as permitted by Section 6.4(e), the Parent Board, including any committee thereof, agrees it shall not:

              (i)  withhold, withdraw, qualify or modify, or publicly propose or announce any intention to withhold, withdraw, qualify or modify, in a manner adverse to the Company, the Parent Board Recommendation;

             (ii)  fail to include the Parent Board Recommendation in the Joint Proxy Statement;

            (iii)  approve, endorse or recommend, or publicly propose or announce any intention to approve, endorse or recommend, any Parent Competing Proposal;

            (iv)  publicly declare advisable or publicly propose to enter into, any letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, merger agreement, option agreement, joint venture agreement, partnership agreement or other agreement (other than a confidentiality agreement referred to in Section 6.4(e)(ii) entered into in compliance with Section 6.4(e)(ii)) relating to a Parent Competing Proposal (a "Parent Alternative Transaction Agreement");

             (v)  in the case of a Parent Competing Proposal that is structured as a tender offer or exchange offer pursuant to Rule 14d-2 under the Exchange Act for outstanding shares of Parent Common Stock (other than by the Company or an Affiliate of the Company), fail to recommend, in a Solicitation/Recommendation Statement on Schedule 14D-9, against acceptance of such tender offer or exchange offer by its stockholders on or prior to the earlier of (A) three (3) Business Days prior to the date of the Parent Stockholders Meeting (or promptly after commencement of such tender offer or exchange offer if commenced on or after the third Business Day prior to the date of the Parent Stockholders Meeting) or (B) ten (10) business days (as such term is used in Rule 14d-9 of the Exchange Act) after commencement of such tender offer or exchange offer;

            (vi)  if a Parent Competing Proposal shall have been publicly announced or disclosed (other than pursuant to the foregoing clause (v)), fail to publicly reaffirm the Parent Board Recommendation on or prior to the earlier of (A) five (5) Business Days after the Company so requests in writing or (B) three (3) Business Days prior to the date of the Parent Stockholders Meeting (or promptly after announcement or disclosure of such Parent Competing Proposal if announced or disclosed on or after the third Business Day prior to the date of the Parent Stockholders Meeting); or

           (vii)  cause or permit Parent to enter into a Parent Alternative Transaction Agreement (together with any of the actions set forth in the foregoing clauses (i), (ii), (iii), (iv), (v) and (vi), a "Parent Change of Recommendation").

          (e)   Notwithstanding anything in this Agreement to the contrary:

              (i)  the Parent Board may, after consultation with its outside legal counsel, make such disclosures as the Parent Board determines in good faith are necessary to comply with Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act or other disclosure required to be made in the Joint Proxy Statement by applicable U.S. federal securities laws; provided, however, that if such disclosure has the effect of withdrawing or adversely modifying the Parent Board Recommendation, such disclosure shall be deemed to be a Parent Change of Recommendation and the Company shall have the right to terminate this Agreement as set forth in Section 8.1(c);

             (ii)  prior to, but not after, the receipt of the Parent Stockholder Approval, Parent and its Representatives may engage in the activities prohibited by Sections 6.4(b)(ii) or 6.4(b)(iii) (and, only with respect to a Parent Competing Proposal that satisfies the requirements in the following clauses (1) and (2), may solicit, propose, knowingly encourage, or knowingly facilitate any inquiry or the making of any proposal or offer with respect to such Parent Competing Proposal or any modification thereto) with any Person if (1) Parent receives a bona fide written Parent Competing Proposal from such Person that was not solicited at any time following the execution of this Agreement and (2) such Parent Competing Proposal did not arise from a breach of the obligations set forth in this Section 6.4; provided, however, that (A) no information that is prohibited from being furnished pursuant to Section 6.4(b) may be furnished until Parent receives an executed confidentiality agreement from such Person containing limitations on the use and disclosure of non-public information furnished to such Person by or on behalf of Parent that are no less favorable to Parent in the aggregate than the terms of the Confidentiality Agreement, as determined by the Parent Board in good faith after consultation with its legal counsel; (provided, further, that such confidentiality agreement does not contain provisions which prohibit Parent from providing any information to the Company in accordance with this Section 6.4 or that otherwise prohibits Parent from complying with the provisions of this Section 6.4), (B) that any such non-public information has previously been made available to, or is made available to, the Company prior to or concurrently with (or in the case of oral non-public information only, promptly (and in any event within the shorter of one (1) Business Day and 48 hours) after) the time such information is made available to such Person, (C) prior to taking any such actions, the Parent Board or any committee thereof determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Parent Competing Proposal is, or would reasonably be expected to lead to, a Parent Superior Proposal and (D) prior to taking any such actions, the Parent Board determines in good faith after consultation with its outside legal counsel that failure to take such action would be inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law;

            (iii)  prior to, but not after, the receipt of the Parent Stockholder Approval, in response to a bona fide written Parent Competing Proposal from a third party that (x) was not solicited at any time following the execution of this Agreement, (y) is expressly conditioned upon the non-consummation of the Transactions (including the failure of any of the conditions in Article VII to be satisfied) and (z) did not arise from a breach of the obligations set forth in this Section 6.4, if the Parent Board so chooses, the Parent Board may effect a Parent Change of Recommendation; provided, however, that such a Parent Change of Recommendation may not be made unless and until:

              (A)  the Parent Board determines in good faith after consultation with its financial advisors and outside legal counsel that such Parent Competing Proposal is a Parent Superior Proposal;

              (B)  the Parent Board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Parent Change of Recommendation in response to such Parent Superior Proposal would be inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law;

              (C)  Parent provides the Company written notice of such proposed action and the basis thereof three (3) Business Days in advance, which notice shall set forth in writing that the Parent Board intends to consider whether to take such action and include a copy of the available proposed Parent Competing Proposal and any applicable transaction and financing documents;

              (D)  after giving such notice and prior to effecting such Parent Change of Recommendation, Parent negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with the Company (to the extent the Company wishes to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Parent Board not to effect a Parent Change of Recommendation in response thereto; and

              (E)  at the end of the three (3) Business Day period, prior to taking action to effect a Parent Change of Recommendation, the Parent Board takes into account any adjustments or revisions to the terms of this Agreement proposed by the Company in writing and any other information offered by the Company in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the Parent Competing Proposal remains a Parent Superior Proposal and that the failure to effect a Parent Change of Recommendation in response to such Parent Superior Proposal would be inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law; provided, that in the event of any material amendment or material modification to any Parent Superior Proposal (it being understood that any amendment or modification to the economic terms of any such Parent Superior Proposal shall be deemed material), Parent shall be required to deliver a new written notice to the Company and to comply with the requirements of this Section 6.4(e)(iii) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.4(e)(iii) shall be reduced to one (1) Business Day; provided, further, that any such new written notice shall in no event shorten the original three (3) Business Day notice period; and

            (iv)  prior to, but not after, receipt of the Parent Stockholder Approval, in response to a Parent Intervening Event that occurs or arises after the date of this Agreement and that did not arise from or in connection with a breach of this Agreement by Parent, Parent may, if the Parent Board so chooses, effect a Parent Change of Recommendation; provided, however, that such a Parent Change of Recommendation may not be made unless and until:

              (A)  the Parent Board determines in good faith after consultation with its financial advisors and outside legal counsel that a Parent Intervening Event has occurred;

              (B)  the Parent Board determines in good faith, after consultation with its outside legal counsel, that failure to effect a Parent Change of Recommendation in response to such Parent Intervening Event would be inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law;

              (C)  Parent provides the Company written notice of such proposed action and the basis thereof three (3) Business Days in advance, which notice shall set forth in writing that the Parent Board intends to consider whether to take such action and includes a reasonably detailed description of the facts and circumstances of the Parent Intervening Event;

              (D)  after giving such notice and prior to effecting such Parent Change of Recommendation, Parent negotiates (and causes its officers, employees, financial advisor and outside legal counsel to negotiate) in good faith with the Company (to the extent the Company wishes to negotiate) to make such adjustments or revisions to the terms of this Agreement as would permit the Parent Board not to effect a Parent Change of Recommendation in response thereto; and

              (E)  at the end of the three (3) Business Day period, prior to taking action to effect a Parent Change of Recommendation, the Parent Board takes into account any adjustments or revisions to the terms of this Agreement proposed by the Company in writing and any other information offered by the Company in response to the notice, and determines in good faith after consultation with its financial advisors and outside legal counsel, that the failure to effect a Parent Change of Recommendation in response to such Parent Intervening Event would be inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law; provided, that in the event of any material changes regarding any Parent Intervening Event, Parent shall be required to deliver a new written notice to the Company and to comply with the requirements of this Section 6.4(e)(iv) with respect to such new written notice, except that the advance written notice obligation set forth in this Section 6.4(e)(iv) shall be reduced to one (1) Business Day; provided, further, that any such new written notice shall in no event shorten the original three (3) Business Day notice period.

          (f)    During the period commencing with the execution and delivery of this Agreement and continuing until the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, Parent shall not (and it shall cause its Subsidiaries not to) terminate, amend, modify or waive any provision of any confidentiality, "standstill" or similar agreement to which it or any of its Subsidiaries is a party; provided, that, notwithstanding any other provision in this Section 6.4, prior to, but not after, the time the Parent Stockholder Approval is obtained, if, in response to an unsolicited request from a third party to waive any "standstill" or similar provision, the Parent Board determines in good faith, after consultation with its outside legal counsel that the failure to take such action would be inconsistent with its fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law, Parent may waive any such "standstill" or similar provision solely to the extent necessary to permit a third party to make a Parent Competing Proposal, on a confidential basis, to the Parent Board and communicate such waiver to the applicable third party; provided, however, that Parent shall advise the Company at least two (2) Business Days prior to taking such action. Parent represents and warrants to the Company that it has not taken any action that (i) would be prohibited by this Section 6.4(f) or (ii) but for the ability to avoid actions inconsistent with the fiduciary duties owed by the Parent Board to the stockholders of Parent under applicable Law, would have been prohibited by this Section 6.4(f), in each case, during the thirty (30) days prior to the date of this Agreement.

          (g)   Notwithstanding anything to the contrary in this Section 6.4, any action, or failure to take action, that is taken by a director or officer of Parent or any of its Subsidiaries or by any Representative of Parent acting at Parent's direction or on its behalf, in each case, in violation of this Section 6.4, shall be deemed to be a breach of this Section 6.4 by Parent.

        6.5   Preparation of Joint Proxy Statement and Registration Statement.

          (a)   Parent will promptly furnish to the Company such data and information relating to it, its Subsidiaries (including Merger Sub) and the holders of its capital stock, as the Company may reasonably request for the purpose of including such data and information in the Joint Proxy Statement and any amendments or supplements thereto used by the Company to obtain the adoption by its stockholders of this Agreement. The Company will promptly furnish to Parent such data and information relating to it, its Subsidiaries and the holders of its capital stock, as Parent may reasonably request for the purpose of including such data and information in the Joint Proxy Statement and the Registration Statement and any amendments or supplements thereto.

          (b)   Promptly following the date hereof, the Company and Parent shall cooperate in preparing and shall use their respective reasonable best efforts to cause to be filed with the SEC within thirty (30) days of the date of this Agreement, (i) a mutually acceptable Joint Proxy Statement relating to the matters to be submitted to the holders of Company Common Stock at the Company Stockholders Meeting and the holders of Parent Common Stock at the Parent Stockholders Meeting and (ii) the Registration Statement (of which the Joint Proxy Statement will be a part). The Company and Parent shall each use reasonable best efforts to cause the Registration Statement and the Joint Proxy Statement to comply with the rules and regulations promulgated by the SEC and to respond promptly to any comments of the SEC or its staff. Parent and the Company shall each use its reasonable best efforts to cause the Registration Statement to become effective under the Securities Act as soon after such filing as reasonably practicable and Parent shall use reasonable best efforts to keep the Registration Statement effective as long as is necessary to consummate the Merger. Each of the Company and Parent will advise the other promptly after it receives any request by the SEC for amendment of the Joint Proxy Statement or the Registration Statement or comments thereon and responses thereto or any request by the SEC for additional information. Each of the Company and Parent shall use reasonable best efforts to cause all documents that it is responsible for filing with the SEC in connection with the Transactions to comply as to form and substance in all material respects with the applicable requirements of the Securities Act and the Exchange Act. Notwithstanding the foregoing, prior to filing the Registration Statement (or any amendment or supplement thereto) or mailing the Joint Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, each of the Company and Parent will (i) provide the other with a reasonable opportunity to review and comment on such document or response (including the proposed final version of such document or response), (ii) shall include in such document or response all comments reasonably and promptly proposed by the other and (iii) shall not file or mail such document or respond to the SEC prior to receiving the approval of the other, which approval shall not be unreasonably withheld, conditioned or delayed.

          (c)   Parent and the Company shall make all necessary filings with respect to the Merger and the Transactions under the Securities Act and the Exchange Act and applicable "blue sky" laws and the rules and regulations thereunder. Each Party will advise the other, promptly after it receives notice thereof, of the time when the Registration Statement has become effective or any supplement or amendment has been filed, the issuance of any stop order, the suspension of the qualification of the Parent Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction. Each of the Company and Parent will use reasonable best efforts to have any such stop order or suspension lifted, reversed or otherwise terminated.

          (d)   If at any time prior to the Effective Time, any information relating to Parent or the Company, or any of their respective Affiliates, officers or directors, should be discovered by Parent or the Company that should be set forth in an amendment or supplement to the Registration Statement or the Joint Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify the other Party and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by applicable Law, disseminated to the stockholders of the Company and Parent.

        6.6   Stockholders Meetings.

          (a)   The Company shall take all action necessary in accordance with applicable Laws and the Organizational Documents of the Company to duly give notice of, convene and hold (in person or virtually, in accordance with applicable Law) a meeting of its stockholders for the purpose of obtaining the Company Stockholder Approval, to be held as promptly as reasonably practicable following the clearance of the Joint Proxy Statement by the SEC and the Registration Statement is declared effective by the SEC (and in any event will use reasonable best efforts to convene such meeting within forty-five (45) days thereof). Except as permitted by Section 6.3, the Company Board shall recommend that the stockholders of the Company vote in favor of the adoption of this Agreement at the Company Stockholders Meeting and the Company Board shall solicit from stockholders of the Company proxies in favor of the adoption of this Agreement, and the Joint Proxy Statement shall include the Company Board Recommendation. Notwithstanding anything to the contrary contained in this Agreement, the Company (i) shall be required to adjourn or postpone the Company Stockholders Meeting (A) to the extent necessary to ensure that any legally required supplement or amendment to the Joint Proxy Statement is provided to the Company's stockholders or (B) if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Company Stockholders Meeting and (ii) may adjourn or postpone the Company Stockholders Meeting if, as of the time for which the Company Stockholders Meeting is scheduled, there are insufficient shares of Company Common Stock represented (either in person or by proxy) to obtain the Company Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, the Company Stockholders Meeting shall not be adjourned or postponed to a date that is more than ten (10) Business Days after the date for which the meeting was previously scheduled (it being understood that such Company Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and, with Parent's consent, such Company Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); and provided further that the Company Stockholders Meeting shall not be adjourned or postponed to a date on or after two (2) Business Days prior to the End Date. If requested by Parent, the Company shall promptly provide all voting tabulation reports relating to the Company Stockholders Meeting that have been prepared by the Company or the Company's transfer agent, proxy solicitor or other Representative, and shall otherwise keep Parent reasonably informed regarding the status of the solicitation and any material oral or written communications from or to the Company's stockholders with respect thereto. Unless there has been a Company Change of Recommendation in accordance with Section 6.3, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Company's stockholders or any other Person to prevent the Company Stockholder Approval from being obtained. Once the Company has established a record date for the Company Stockholders Meeting, the Company shall not change such record date or establish a different record date for the Company Stockholders Meeting without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), unless required to do so by applicable Law or its Organizational Documents or in connection with a postponement or adjournment permitted hereunder. Without the prior written consent of Parent or as required by applicable Law, (i) the adoption of this Agreement shall be the only matter (other than a non-binding advisory proposal regarding compensation that may be paid or become payable to the named executive officers of the Company in connection with the Merger and matters of procedure) that the Company shall propose to be acted on by the stockholders of the Company at the Company Stockholders Meeting and the Company shall not submit any other proposal to such stockholders in connection with the Company Stockholders Meeting or otherwise (including any proposal inconsistent with the adoption of this Agreement or the consummation of the Transactions) and (ii) the Company shall not call any meeting of the stockholders of the Company other than the Company Stockholders Meeting.

          (b)   Parent shall take all action necessary in accordance with applicable Laws and the Organizational Documents of Parent to duly give notice of, convene and hold (in person or virtually, in accordance with applicable Law) a meeting of its stockholders for the purpose of obtaining the Parent Stockholder Approval, to be held as promptly as reasonably practicable following the clearance of the Joint Proxy Statement by the SEC and the Registration Statement is declared effective by the SEC (and in any event will use reasonable best efforts to convene such meeting within forty-five (45) days thereof). Except as permitted by Section 6.4, the Parent Board shall recommend that the stockholders of Parent vote in favor of the issuance of Parent Common Stock in the Merger and the Parent Board shall solicit from stockholders of Parent proxies in favor of the Parent Stock Issuance, and the Joint Proxy Statement shall include the Parent Board Recommendation. Notwithstanding anything to the contrary contained in this Agreement, Parent (i) shall be required to adjourn or postpone the Parent Stockholders Meeting (A) to the extent necessary to ensure that any legally required supplement or amendment to the Joint Proxy Statement is provided to Parent's stockholders or (B) if, as of the time for which the Parent Stockholders Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct business at such Parent Stockholders Meeting and (ii) may adjourn or postpone the Parent Stockholders Meeting if, as of the time for which the Parent Stockholders Meeting is scheduled, there are insufficient shares of Parent Common Stock represented (either in person or by proxy) to obtain the Parent Stockholder Approval; provided, however, that unless otherwise agreed to by the Parties, the Parent Stockholders Meeting shall not be adjourned or postponed to a date that is more than ten (10) Business Days after the date for which the meeting was previously scheduled (it being understood that such Parent Stockholders Meeting shall be adjourned or postponed every time the circumstances described in the foregoing clauses (i)(A) and (i)(B) exist, and, with the Company's consent, such Parent Stockholders Meeting may be adjourned or postponed every time the circumstances described in the foregoing clause (ii) exist); and provided further that the Parent Stockholders Meeting shall not be adjourned or postponed to a date on or after two (2) Business Days prior to the End Date. If requested by the Company, Parent shall promptly provide all voting tabulation reports relating to the Parent Stockholders Meeting that have been prepared by Parent or Parent's transfer agent, proxy solicitor or other Representative, and shall otherwise keep the Company reasonably informed regarding the status of the solicitation and any material oral or written communications from or to Parent's stockholders with respect thereto. Unless there has been a Parent Change of Recommendation in accordance with Section 6.4, the Parties agree to cooperate and use their reasonable best efforts to defend against any efforts by any of the Parent's stockholders or any other Person to prevent the Parent Stockholder Approval from being obtained. Once Parent has established a record date for the Parent Stockholders Meeting, Parent shall not change such record date or establish a different record date for the Parent Stockholders Meeting without the prior written consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), unless required to do so by applicable Law or its Organizational Documents or in connection with a postponement or adjournment permitted hereunder.

          (c)   The Parties shall cooperate and use their reasonable best efforts to set the record dates for and hold the Company Stockholders Meeting and the Parent Stockholders Meeting, as applicable, on the same day.

          (d)   Without limiting the generality of the foregoing, each of the Company and Parent agrees that its obligations to hold the Company Stockholders Meeting and the Parent Stockholders Meeting, as applicable, pursuant to this Section 6.6 shall not be affected by the making of a Company Change of Recommendation or a Parent Change of Recommendation, as applicable, and its obligations pursuant to this Section 6.6 shall not be affected by the commencement, announcement, disclosure, or communication to the Company or Parent, as applicable, of any Company Competing Proposal or Parent Competing Proposal or other proposal (including, as applicable, a Company Superior Proposal or Parent Superior Proposal) or the occurrence or disclosure of any Company Intervening Event or Parent Intervening Event.

          (e)   Prior to the termination of this Agreement, without the prior written consent of the other Party or as otherwise required by applicable Law, neither the Company nor Parent shall hold or convene any meeting of its stockholders other than the Company Stockholders Meeting or the Parent Stockholders Meeting, as applicable.

          (f)    Immediately after the execution of this Agreement, Parent shall duly approve and adopt this Agreement in its capacity as the sole stockholder of Merger Sub in accordance with applicable Law and the Organizational Documents of Merger Sub and deliver to the Company evidence of its vote or action by written consent so approving and adopting this Agreement.

        6.7   Access to Information.

          (a)   Subject to applicable Law and the other provisions of this Section 6.7, the Company and Parent each shall (and shall cause its Subsidiaries to), upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may be reasonably necessary or advisable in connection with the Joint Proxy Statement, the Registration Statement, or any other statement, filing, notice or application made by or on behalf of Parent, the Company or any of their respective Subsidiaries to any third party or any Governmental Entity in connection with the Transactions. The Company shall, and shall cause each of its Subsidiaries to, afford to Parent and its Representatives, during the period prior to the earlier of the Effective Time and the termination of this Agreement pursuant to the terms of Section 8.1, reasonable access, at reasonable times upon reasonable prior notice, to the officers, key employees, agents, properties, offices and other facilities of the Company and its Subsidiaries and to their books, records, contracts and documents and shall, and shall cause each of its Subsidiaries to, furnish reasonably promptly to Parent and its Representatives such information concerning its and its Subsidiaries' business, properties, contracts, records and personnel as may be reasonably requested, from time to time, by or on behalf of Parent; provided, that such access may be limited by the Company to the extent reasonably necessary (i) for the Company to comply with any applicable COVID-19 Measures or (ii) for such access, in light of COVID-19 or COVID-19 Measures, not to jeopardize the health and safety of the Company's and its Subsidiaries' respective Representatives or commercial partners (provided that, in the case of each of clauses (i) and (ii), the Company shall, and shall cause its Subsidiaries to, use commercially reasonable efforts to provide such access as can be provided (or otherwise convey such information regarding the applicable matter as can be conveyed) in a manner without risking the health and safety of such Persons or violating such COVID-19 Measures). Parent and its Representatives shall conduct any such activities in such a manner as not to interfere unreasonably with the business or operations of the Company or its Subsidiaries or otherwise cause any unreasonable interference with the prompt and timely discharge by the employees of the Company and its Subsidiaries of their normal duties. Notwithstanding the foregoing:

              (i)  No Party shall be required to, or to cause any of its Subsidiaries to, grant access or furnish information, as applicable, to the other Party or any of its Representatives to the extent that such information is subject to an attorney/client privilege or the attorney work product doctrine or that such access or the furnishing of such information, as applicable, is prohibited by applicable Law or an existing contract or agreement (provided, however, the Company or Parent, as applicable, shall inform the other Party as to the general nature of what is being withheld and the Company and Parent shall reasonably cooperate to make appropriate substitute arrangements to permit reasonable disclosure that does not suffer from any of the foregoing impediments, including through the use of commercially reasonable efforts to (A) obtain the required consent or waiver of any third party required to provide such information and (B) implement appropriate and mutually agreeable measures to permit the disclosure of such information in a manner to remove the basis for the objection, including by arrangement of appropriate clean room procedures, redaction or entry into a customary joint defense agreement with respect to any information to be so provided, if the Parties determine that doing so would reasonably permit the disclosure of such information without violating applicable Law or jeopardizing such privilege);

             (ii)  No Party shall have access to personnel records of the other Party or any of its Subsidiaries relating to individual performance or evaluation records, medical histories or other information that in the other Party's good faith opinion the disclosure of which could subject the other Party or any of its Subsidiaries to risk of liability;

            (iii)  Parent shall not be permitted to conduct any sampling or analysis of any environmental media or building materials at any facility of the Company or its Subsidiaries without the prior written consent of the Company (granted or withheld in its sole discretion); and

            (iv)  no investigation or information provided pursuant to this Section 6.7 shall affect or be deemed to modify any representation or warranty made by the Company, Parent or Merger Sub herein.

          (b)   The Confidentiality Agreement dated as of October 5, 2020 between Parent and the Company (the "Confidentiality Agreement") shall survive the execution and delivery of this Agreement and shall apply to all information furnished thereunder or hereunder; provided, that paragraph 9 of the Confidentiality Agreement shall be of no force and effect as of the date hereof. From and after the date of this Agreement until the earlier of the Effective Time and termination of this Agreement in accordance with Article VIII, each Party shall continue to provide access to the other Party and its Representatives to the data relating to the Transactions maintained by or on behalf of it to which the other Party and its Representatives were provided access prior to the date of this Agreement.

        6.8   HSR and Other Approvals.

          (a)   Except for the filings and notifications made pursuant to Antitrust Laws to which Sections 6.8(b) and 6.8(c), and not this Section 6.8(a), shall apply, promptly following the execution of this Agreement, the Parties shall proceed to prepare and file with the appropriate Governmental Entities and other third parties all authorizations, consents, notifications, certifications, registrations, declarations and filings that are necessary in order to consummate the Transactions and shall diligently and expeditiously prosecute, and shall cooperate fully with each other in the prosecution of, such matters. Notwithstanding the foregoing (but subject to Sections 6.8(b) and 6.8(c)), in no event shall either the Company or Parent or any of their respective Affiliates be required to pay any consideration to any third parties or give anything of value to obtain any such Person's authorization, approval, consent or waiver to effectuate the Transactions, other than filing, recordation or similar fees. Parent and the Company shall have the right to review in advance and, to the extent reasonably practicable, each will consult with the other on and consider in good faith the views of the other in connection with, all of the information relating to Parent or the Company, as applicable, and any of their respective Subsidiaries, that appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Transactions (including the Joint Proxy Statement). The Company and its Subsidiaries shall not agree to any actions, restrictions or conditions with respect to obtaining any consents, registrations, approvals, permits, expirations of waiting periods or authorizations in connection with the Transactions without the prior written consent of Parent (which consent, subject to Section 6.8(b), may be withheld in Parent's sole discretion).

          (b)   As promptly as reasonably practicable following the execution of this Agreement, but in no event later than ten (10) Business Days following the date of this Agreement, the Parties shall make any filings required under the HSR Act. Each of Parent and the Company shall cooperate fully with each other and shall furnish to the other such necessary information and reasonable assistance as the other may reasonably request in connection with its preparation of any filings under any applicable Antitrust Laws. Unless otherwise agreed, Parent and the Company shall each use its reasonable best efforts to ensure the prompt expiration or termination of any applicable waiting period under the HSR Act. Parent and the Company shall each use its reasonable best efforts to respond to and comply with any request for information from any Governmental Entity charged with enforcing, applying, administering, or investigating the HSR Act or any other Law designed to prohibit, restrict or regulate actions for the purpose or effect of mergers, monopolization, restraining trade, lessening of competition or abusing a dominant position (collectively, "Antitrust Laws"), including the Federal Trade Commission, the Department of Justice, any attorney general of any state of the United States, or any other competition authority of any jurisdiction ("Antitrust Authority"). Parent and the Company shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from any Antitrust Authority. Notwithstanding anything herein to the contrary, Parent shall take any and all action necessary, including but not limited to (i) selling or otherwise disposing of, or holding separate and agreeing to sell or otherwise dispose of, assets, categories of assets or businesses of the Company or Parent or their respective Subsidiaries; (ii) terminating existing relationships, contractual rights or obligations of the Company or Parent or their respective Subsidiaries; (iii) terminating any venture or other arrangement; (iv) creating any relationship, contractual rights or obligations of the Company or Parent or their respective Subsidiaries or (v) effectuating any other change or restructuring of the Company or Parent or their respective Subsidiaries (and, in each case, to enter into agreements or stipulate to the entry of an order or decree or file appropriate applications with any Antitrust Authority in connection with any of the foregoing and in the case of actions by or with respect to the Company or its Subsidiaries or its or their businesses or assets; provided, however, that any such action may, at the discretion of the Company or Parent, be conditioned upon consummation of the Merger) (each a "Divestiture Action") to ensure that no Governmental Entity enters any order, decision, judgment, decree, ruling, injunction (preliminary or permanent), or establishes any Law or other action preliminarily or permanently restraining, enjoining or prohibiting the consummation of the Merger, or to ensure that no Antitrust Authority with the authority to clear, authorize or otherwise approve the consummation of the Merger, fails to do so by the End Date; provided, further, however, that, notwithstanding any other provisions of this Agreement, none of Parent or any of its Subsidiaries shall be required to take or agree to take (and the Company shall not take or agree to take) any Divestiture Action or other action that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial condition or operations of Parent and its Subsidiaries from and after the Effective Time (but, for purposes of determining whether any effect is material, calculated as if Parent and its Subsidiaries from and after the Effective Time were collectively the same size as Company and its Subsidiaries prior to the Effective Time), taken as a whole (a "Regulatory Material Adverse Effect"). Notwithstanding any other provisions of this Section 6.8, nothing in this Agreement shall require Parent to take or agree to take any Divestiture Action or other action (other than de minimis actions) with respect to Parent and its Subsidiaries

  (other than with respect to the Company and its Subsidiaries (from and after the Effective Time)). The Company shall agree to take any Divestiture Action requested by Parent if such actions are only effective after the Effective Time and conditioned upon the consummation of the Transactions. In the event that any Divestiture Action is proposed by or acceptable to a Governmental Entity, Parent shall have the right to determine the manner in which to implement the requirement of such Governmental Entity; provided, that in no event shall Parent or the Company (or any of their respective Subsidiaries or other Affiliates) be required to take or effect any such action that is not conditioned upon the consummation of the Transactions; provided, further, that Parent shall consult with the Company and give consideration to the views of the Company on all matters relating to any possible Divestiture Action. In the event that any action is threatened or instituted challenging the Merger as violative of any Antitrust Law, Parent shall take such action, including any Divestiture Action, as may be necessary to avoid, resist or resolve such action (provided, that in no event shall this Section 6.8(b) require Parent to make or agree to take any Divestiture Action that would reasonably be expected to have, individually or in the aggregate, a Regulatory Material Adverse Effect). Parent shall be entitled to direct any Proceedings with any Antitrust Authority or other Person relating to any of the foregoing, provided, however, that it shall afford the Company a reasonable opportunity to participate therein. In addition, subject to the terms of this Section 6.8, in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any Proceeding that would make consummation of the Transactions in accordance with the terms of this Agreement unlawful or that would restrain, enjoin or otherwise prevent or materially delay the consummation of the Transactions, Parent shall take promptly any and all steps necessary to vacate, modify or suspend such injunction or order so as to permit such consummation prior to the End Date (provided, that in no event shall this Section 6.8(b) require Parent to make or agree to take any Divestiture Action that would reasonably be expected to have, individually or in the aggregate, a Regulatory Material Adverse Effect). The Parties shall take reasonable efforts to share information protected from disclosure under the attorney-client privilege, work product doctrine, joint defense privilege or any other privilege pursuant to this Section 6.8(b) so as to preserve any applicable privilege.

          (c)   Parent and Merger Sub shall not take any action that could reasonably be expected to hinder or delay in any material respect the obtaining of clearance or the expiration of the required waiting period under the HSR Act or any other applicable Antitrust Law.

        6.9   Employee Matters.

          (a)   Until December 31 of the calendar year in which the Effective Time occurs, Parent shall cause each individual who is employed as of the Closing Date by the Company or a Subsidiary thereof (a "Company Employee") and who remains employed by Parent or any of its Subsidiaries (including the Surviving Corporation or any of its Subsidiaries) to be provided with (i) a total target cash compensation opportunity (consisting of base salary or wages, as applicable, and annual cash incentive opportunity) that is no less favorable than that provided to similarly situated employees of Parent or its Subsidiaries, provided that a Company Employee's base compensation (salary or wages, as applicable) shall not be reduced below the level in effect for such Company Employee as of immediately prior to the Closing Date; (ii) eligibility for equity compensation to the same extent as provided to similarly situated employees of Parent or its Subsidiaries, provided that the amount of such equity compensation may be adjusted to avoid duplication that otherwise may arise as a result of differences in timing of grants by the Company prior to the Closing Date and by Parent following the Closing Date; (iii) employee benefits (including retirement plan participation but excluding severance benefits) at a level that is no less favorable in the aggregate than that in effect for such Company Employee immediately prior to the Closing Date; and (iv) eligibility for severance benefits on the same terms as similarly situated employees of Parent or its Subsidiaries.

          (b)   From and after the Effective Time, as applicable, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries, to take commercially reasonable efforts to credit the Company Employees for purposes of vesting, eligibility and benefit accrual under the Parent Plans (other than with respect to any "defined benefit plan" as defined in Section 3(35) of ERISA, retiree medical, dental or life benefits or disability benefits or to the extent it would result in a duplication of benefits) in which the Company Employees participate, for such Company Employees' service with the Company and its Subsidiaries, to the same extent and for the same purposes that such service was taken into account under a corresponding Company Plan immediately prior to the Closing Date. Parent shall, or shall cause the Surviving Corporation and its Subsidiaries, to give service credit for long term disability coverage purposes for the Company Employees' service with the Company and its Subsidiaries.

          (c)   From and after the Effective Time, as applicable, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries, to take commercially reasonable efforts to (i) waive any limitation on health and welfare coverage of any Company Employee and his or her eligible dependents due to pre-existing conditions and/or waiting periods, active employment requirements and requirements to show evidence of good health under the applicable health and welfare Parent Plan to the extent such Company Employee and his or her eligible dependents are covered under a Company Plan immediately prior to the Closing Date, and such conditions, periods or requirements are satisfied or waived under such Company Plan and (ii) give each Company Employee credit for the plan year in which the Closing Date occurs towards applicable deductibles and annual out-of-pocket limits for medical expenses incurred prior to the Closing Date for which payment has been made, in each case, to the extent permitted by the applicable insurance plan provider.

          (d)   From and after the Effective Time, Parent shall, or shall cause the Surviving Corporation and its Subsidiaries, to assume and honor their respective obligations under the Company's Executive Severance Plan.

          (e)   Prior to the Effective Time, if requested by Parent in writing, the Company and each of its Subsidiaries shall adopt resolutions and take all such corporate action as is necessary to terminate each 401(k) plan maintained, sponsored or contributed to by the Company or any of its Subsidiaries (collectively, the "Company 401(k) Plans"), in each case, effective as of the day immediately prior to the Closing Date, and the Company shall provide Parent with evidence that such Company 401(k) Plans have been properly terminated, the form of such termination documents shall be subject to the reasonable approval of Parent. To the extent the Company 401(k) Plans are terminated pursuant to Parent's request, the Company Employees shall be eligible to participate in a 401(k) plan maintained by Parent or one of its Subsidiaries on the Closing Date, and such Company Employees shall be entitled to effect a direct rollover of any eligible rollover distributions (as defined in Section 402(c)(4) of the Code), including any outstanding loans, to such 401(k) plan maintained by Parent or its Subsidiaries.

          (f)    For purposes of determining the number of vacation days and other paid time off to which each Company Employee is entitled during the calendar year in which the Closing occurs, Parent, the Surviving Corporation or one of its Subsidiaries will assume and honor all unused vacation and other paid time off days accrued or earned, pursuant to the terms of the applicable Company Plan as in effect on the date hereof, by such Company Employee prior to the Closing Date for the calendar year in which the Closing Date occurs.

          (g)   Nothing in this Agreement shall constitute an amendment to, or be construed as amending, any Employee Benefit Plan sponsored, maintained or contributed to by the Company, Parent or any of their respective Subsidiaries. The provisions of this Section 6.9 are for the sole benefit of the Parties and nothing herein, expressed or implied, is intended or will be construed to confer upon or give to any Person (including, for the avoidance of doubt, any Company Employee or other current or former employee of the Company or any of their respective Affiliates), other than the Parties and their respective permitted successors and assigns, any third-party beneficiary, legal or equitable or other rights or remedies (including with respect to the matters provided for in this Section 6.9) under or by reason of any provision of this Agreement. Nothing in this Agreement is intended to prevent Parent, the Surviving Corporation or any of their Affiliates (i) from amending or terminating any of their respective Employee Benefit Plans or, after the Effective Time, any Company Plan in accordance with their terms or (ii) after the Effective Time, from terminating the employment of any Company Employee.

        6.10    Indemnification; Directors' and Officers' Insurance.

          (a)   Without limiting any other rights that any Indemnified Person may have pursuant to any employment agreement or indemnification agreement in effect on the date hereof or otherwise, from the Effective Time, Parent and the Surviving Corporation shall, jointly and severally, indemnify, defend and hold harmless each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time, a director or officer of the Company or any of its Subsidiaries or who acts as a fiduciary under any Company Plan, in each case, when acting in such capacity (the "Indemnified Persons") against all losses, claims, damages, costs, fines, penalties, expenses (including attorneys' and other professionals' fees and expenses), liabilities or judgments or amounts that are paid in settlement, of or incurred in connection with any threatened or actual Proceeding to which such Indemnified Person is a party or is otherwise involved (including as a witness) based, in whole or in part, on or arising, in whole or in part, out of the fact that such Person is or was a director or officer of the Company or any of its Subsidiaries, a fiduciary under any Company Plan or is or was serving at the request of the Company or any of its Subsidiaries as a director, officer or fiduciary of another corporation, partnership, limited liability company, joint venture, Employee Benefit Plan, trust or other enterprise, as applicable, or by reason of anything done or not done by such Person in any such capacity, whether pertaining to any act or omission occurring or existing prior to or at, but not after, the Effective Time and whether asserted or claimed prior to, at or after the Effective Time ("Indemnified Liabilities"), including all Indemnified Liabilities based in whole or in part on, or arising in whole or in part out of, or pertaining to, this Agreement or the Transactions, in each case to the fullest extent permitted under applicable Law (and Parent and the Surviving Corporation shall, jointly and severally, pay expenses incurred in connection therewith in advance of the final disposition of any such Proceeding to each Indemnified Person to the fullest extent permitted under applicable Law). Without limiting the foregoing, in the event any such Proceeding is brought or threatened to be brought against any Indemnified Persons (whether arising before or after the Effective Time), (i) the Indemnified Persons may retain the Company's regularly engaged legal counsel or other counsel satisfactory to them, and Parent and the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Persons as promptly as statements therefor are received, and (ii) Parent and the Surviving Corporation shall use its best efforts to assist in the defense of any such matter. Any Indemnified Person wishing to claim indemnification or advancement of expenses under this Section 6.10, upon learning of any such Proceeding, shall notify the Surviving Corporation (but the failure so to notify shall not relieve a Party from any obligations that it may have under this Section 6.10 except to the extent such failure materially prejudices such Party's position with respect to such claims). With respect to any determination of whether any Indemnified Person is entitled to indemnification by Parent or Surviving Corporation under this Section 6.10, such Indemnified Person shall have the right, as contemplated by the DGCL, to require that such determination be made by special, independent legal counsel selected by the Indemnified Person and approved by Parent or Surviving Corporation, as applicable (which approval shall not be unreasonably withheld or delayed), and who has not otherwise performed material services for Parent, Surviving Corporation or the Indemnified Person within the last three (3) years.

          (b)   Parent and the Surviving Corporation shall not amend, repeal or otherwise modify any provision in the Organizational Documents of the Surviving Corporation or any of its Subsidiaries in any manner that would affect (or manage the Surviving Corporation or its Subsidiaries, with the intent to or in a manner that would) adversely the rights thereunder of any Indemnified Person to indemnification, exculpation and advancement except to the extent required by applicable Law. Parent shall, and shall cause the Surviving Corporation to, fulfill and honor any indemnification, expense advancement or exculpation agreements between the Company or any of its Subsidiaries and any of its directors or officers existing and in effect prior to the date of this Agreement.

          (c)   Parent and the Surviving Corporation shall indemnify any Indemnified Person against all reasonable costs and expenses (including reasonable attorneys' fees and expenses), such amounts to be payable in advance upon request as provided in Section 6.10(a), relating to the enforcement of such Indemnified Person's rights under this Section 6.10 or under any charter, bylaw or contract regardless of whether such Indemnified Person is ultimately determined to be entitled to indemnification hereunder or thereunder.

          (d)   Parent and the Surviving Corporation will cause to be put in place, and Parent shall fully prepay immediately prior to the Effective Time, "tail" insurance policies with a claims period of at least six (6) years from the Effective Time (the "Tail Period") from an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to directors' and officers' liability insurance ("D&O Insurance") in an amount and scope at least as favorable as the Company's existing policies with respect to matters, acts or omissions existing or occurring at or prior to, but not after, the Effective Time; provided, however, that in no event shall the aggregate cost of the D&O Insurance exceed during the Tail Period 300% of the current aggregate annual premium paid by the Company for such purpose; and provided, further, that if the cost of such insurance coverage exceeds such amount, the Surviving Corporation shall obtain a policy with the greatest coverage available for a cost not exceeding such amount.

          (e)   In the event that Parent or the Surviving Corporation or any of its successors or assignees (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, in each such case, proper provisions shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume the obligations set forth in this Section 6.10. Parent and the Surviving Corporation shall not sell, transfer, distribute or otherwise dispose of any of their assets in a manner that would reasonably be expected to render Parent or Surviving Corporation unable to satisfy their obligations under this Section 6.10. The provisions of this Section 6.10 are intended to be for the benefit of, and shall be enforceable by, the Parties and each Person entitled to indemnification or insurance coverage or expense advancement pursuant to this Section 6.10, and his heirs and Representatives. The rights of the Indemnified Persons under this Section 6.10 are in addition to any rights such Indemnified Persons may have under the Organizational Documents of the Company or any of its Subsidiaries, or under any applicable contracts or Law. Parent and the Surviving Corporation shall pay all expenses, including attorneys' fees, that may be incurred by any Indemnified Person in enforcing the indemnity and other obligations provided in this Section 6.10.

        6.11    Transaction Litigation.     In the event any Proceeding by any Governmental Entity or other Person is commenced or, to the knowledge of the Company or Parent, as applicable, threatened, that questions the validity or legality of the Transactions or seeks damages in connection therewith, including stockholder litigation ("Transaction Litigation"), the Company or Parent, as applicable, shall promptly notify the other Party of such Transaction Litigation and shall keep the other Party reasonably informed with respect to the status thereof. The Company shall give Parent a reasonable opportunity to participate in the defense or settlement of any Transaction Litigation and shall consult regularly with Parent in good faith and give reasonable consideration to Parent's advice with respect to such

Transaction Litigation; provided, that the Company shall not cease to defend, consent to the entry of any judgment, settle or offer to settle any Transaction Litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed).

        6.12    Public Announcements.     The initial press release with respect to the execution of this Agreement shall be a joint press release to be reasonably agreed upon by the Parties. No Party shall, and each will cause its Representatives not to, issue any public announcements or make other public disclosures regarding this Agreement or the Transactions, without the prior written approval of the other Party. Notwithstanding the foregoing, a Party, its Subsidiaries or their Representatives may issue a public announcement or other public disclosures (a) required by applicable Law, (b) required by the rules of any stock exchange upon which such Party's or its Subsidiary's capital stock is traded or (c) consistent with the final form of the joint press release announcing the Merger and the investor presentation given to investors on the morning of announcement of the Merger; provided, in each case, such Party uses reasonable best efforts to afford the other Party an opportunity to first review the content of the proposed disclosure and provide reasonable comments thereon; and provided, however, that no provision in this Agreement shall be deemed to restrict in any manner a Party's ability to communicate with its employees (provided, that prior to making any written (or prepared broad-based) communications to the directors, officers or employees of the Company or any of its Subsidiaries pertaining to compensation or benefit matters that are affected by the Transactions or compensation or benefits that are payable or to be provided following the Effective Time, the Company shall provide Parent with a copy of the intended communication (or written summary of any prepared broad-based oral communication), the Company shall provide Parent a reasonable period of time to review and comment on the communication, and the Company shall consider any timely comments in good faith) and that neither Party shall be required by any provision of this Agreement to consult with or obtain any approval from any other Party with respect to a public announcement or press release issued in connection with the receipt and existence of a Company Competing Proposal or a Parent Competing Proposal, as applicable, and matters related thereto or a Company Change of Recommendation or Parent Change of Recommendation, as applicable, other than as set forth in Section 6.3 or Section 6.4, as applicable.

        6.13    Advice of Certain Matters; Control of Business.     Subject to compliance with applicable Law, the Company and Parent, as the case may be, shall confer on a regular basis with each other and shall promptly advise each other orally and in writing of any change or event having, or which would be reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect or Parent Material Adverse Effect, as the case may be. Except with respect to Antitrust Laws as provided in Section 6.8, the Company and Parent shall promptly provide each other (or their respective counsel) copies of all filings made by such Party or its Subsidiaries with the SEC or any other Governmental Entity in connection with this Agreement and the Transactions. Without limiting in any way any Party's rights or obligations under this Agreement, nothing contained in this Agreement shall give any Party, directly or indirectly, the right to control or direct the other Party and their respective Subsidiaries' operations prior to the Effective Time. Prior to the Effective Time, each of the Parties shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

        6.14    Reasonable Best Efforts; Notification.

          (a)   Except to the extent that the Parties' obligations are specifically set forth elsewhere in this Article VI (including filings, notifications, required efforts, actions and other matters with respect to Antitrust Laws governed by Section 6.8), upon the terms and subject to the conditions set forth in this Agreement (including Section 6.3), each of the Parties shall use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Party in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner reasonably practicable, the Merger and the other Transactions.

          (b)   Subject to applicable Law and as otherwise required by any Governmental Entity, the Company and Parent each shall keep the other apprised of the status of matters relating to the consummation of the Transactions, including promptly furnishing the other with copies of notices or other communications received by Parent or the Company, as applicable, or any of its Subsidiaries, from any third party or any Governmental Entity with respect to the Transactions (including those alleging that the approval or consent of such Person is or may be required in connection with the Transactions). The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, upon becoming aware of (i) any condition, event or circumstance that will result in any of the conditions in Sections 7.2(a) or 7.3(a) not being met, or (ii) the failure by such Party to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the Parties or the conditions to the obligations of the Parties under this Agreement.

        6.15    Section 16 Matters.     Prior to the Effective Time, Parent, Merger Sub and the Company shall take all such steps as may be required to cause any dispositions of equity securities of the Company (including derivative securities) or acquisitions of equity securities of Parent (including derivative securities) in connection with this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company, or will become subject to such reporting requirements with respect to Parent, to be exempt under Rule 16b-3 under the Exchange Act.

        6.16    Stock Exchange Listing and Delistings.     Parent shall take all action necessary to cause the Parent Common Stock to be issued in the Merger to be approved for listing on the NYSE prior to the Effective Time, subject to official notice of issuance. Prior to the Closing Date, the Company shall cooperate with Parent and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Law and rules and policies of the NYSE to enable the delisting by the Surviving Corporation of the shares of Company Common Stock from the NYSE and the deregistration of the shares of Company Common Stock under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten (10) days after the Effective Time. If the Surviving Corporation is required to file any quarterly or annual report pursuant to the Exchange Act by a filing deadline that is imposed by the Exchange Act and which falls on a date within the fifteen (15) days following the Closing Date, the Company shall make available to Parent, at least ten (10) Business Days prior to the Closing Date, a substantially final draft of any such annual or quarterly report reasonably likely to be required to be filed during such period.

        6.17    Certain Indebtedness.

          (a)   If requested by Parent in writing, the Company shall, and shall cause its Subsidiaries to deliver all notices and take all other actions reasonably necessary to facilitate (i) the termination at the Closing Date of all commitments in respect of the Second Amended and Restated Credit Agreement, dated as of May 9, 2014, among the Company, the lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent (as amended, supplemented, restated or otherwise modified from time to time (the "Existing Credit Facility")), (ii) the repayment in full on the Closing Date of all obligations with respect to the Existing Credit Facility and (iii) the release on the Closing Date of any liens securing such Existing Credit Facility and guarantees, if any, in connection therewith; provided that to the extent the Company does not have unrestricted cash on hand in an amount sufficient to make such repayment in full, the Company shall have received funds from Parent in an amount sufficient to make such repayment. In furtherance and not in limitation of the foregoing, the Company and its Subsidiaries shall use commercially reasonable efforts to deliver to Parent at least three (3) Business Days prior to the Closing Date a draft payoff letter (and, at least one (1) Business Day prior to the Closing Date, a payoff letter that has been executed by the applicable agent for the lenders thereunder) with respect to the Existing Credit Facility in form and substance customary for transactions of this type, from the applicable agent on behalf of the persons to whom such indebtedness is owed.

          (b)   Parent or one or more of its Subsidiaries may (i) commence any of the following: (A) one or more offers to purchase any or all of the outstanding debt issued under the Indentures for cash (the "Offers to Purchase") or (B) one or more offers to exchange any or all of the outstanding debt issued under the Indentures for securities issued by Parent or any of its Affiliates (the "Offers to Exchange") and (ii) solicit the consent of the holders of debt issued under the Indentures regarding certain proposed amendments to the applicable Indenture (the "Consent Solicitations" and together with the Offers to Purchase and Offers to Exchange, if any, the "Company Note Offers and Consent Solicitations"); provided that the closing of any such transaction shall be conditioned on the occurrence of, and shall not be consummated until, the Closing and any such transaction shall be funded solely using consideration provided by Parent. Any Company Note Offers and Consent Solicitations shall be made on such terms and conditions (including price to be paid and conditionality) as are proposed by Parent and which are permitted by the terms of the applicable Indenture and applicable Laws, including SEC rules and regulations. Parent shall consult with the Company regarding the material terms and conditions of any Company Note Offers and Consent Solicitations, including the timing and commencement of any Company Note Offers and Consent Solicitations and any tender deadlines. Parent shall have provided the Company with the necessary offer to purchase, offer to exchange, consent solicitation statement, letter of transmittal and press release, if any, in connection therewith, and each other document relevant to the transaction that will be distributed by Parent in the applicable Company Note Offers and Consent Solicitations (collectively, the "Debt Offer Documents") a reasonable period of time in advance of commencing the applicable Company Note Offers and Consent Solicitations to allow the Company and its counsel a reasonable opportunity to review and comment on such Debt Offer Documents, and Parent shall give reasonable and good faith consideration to any comments made or input provided by the Company and its legal counsel; provided that such Debt Offer Documents shall not include any non-public information provided by the Company or its Subsidiaries or any of their respective Representatives unless the Company approves such disclosures in writing. Subject to the receipt of the requisite holder consents, in connection with any or all of the Consent Solicitations, the Company shall execute a supplemental indenture to the applicable Indenture in accordance with the terms thereof amending the terms and provisions of such Indenture as described in the applicable Debt Offer Documents in a form as reasonably requested by Parent; provided that the amendments effected by such supplemental indenture shall not become effective until the Closing. The Company shall, and shall cause each of its Subsidiaries to, and shall use its commercially reasonable efforts to cause its and their Representatives to, use its commercially reasonable efforts to provide all reasonable and customary cooperation as may be requested by Parent in writing to assist Parent in connection with any Company Note Offers and Consent Solicitations (including, but not limited to, upon Parent's written request, using commercially reasonable efforts to cause the Company's independent accountants to provide customary consents for use of their reports to the extent required in connection with any Company Note Offers and Consent Solicitations). The dealer manager, solicitation agent, information agent, depositary or other agent retained in connection with any Company Note Offers and Consent Solicitations will be selected by Parent, retained by Parent, and their fees and out-of-pocket expenses will be paid directly by Parent. If, at any time prior to the completion of the Company Note Offers and Consent Solicitations, the Company or any of its Subsidiaries, on the one hand, or Parent or any of its Subsidiaries, on the other hand, discovers any information that should be set forth in an amendment or supplement to the Debt Offer Documents, so that the Debt Offer Documents shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they are made, not misleading, such party that discovers such information shall use commercially reasonable efforts to promptly notify the other Party, and an appropriate amendment or supplement prepared by Parent describing such information shall be disseminated to the holders of the applicable notes, debentures or other debt securities of the Company outstanding under the applicable Indenture.

          (c)   Except as a result of fraud or willful misconduct by the Company, its Subsidiaries or its or their Representatives, or arising from a material misstatement contained in information relating to the Company and its Subsidiaries provided in writing by the Company, its Subsidiaries or its or their Representatives for inclusion in the Debt Offer Documents, Parent shall indemnify, defend and hold harmless the Company, its Subsidiaries and its and their respective Representatives from and against any and all liabilities, losses, damages, claims, penalties, fines, taxes, costs, fees and expenses (including reasonable fees and expenses of one outside legal counsel, accountants, investment bankers, experts, consultants and other advisors, and the costs of all filing fees and printing costs) actually suffered or incurred by them in connection with any cooperation provided by the Company under this Section 6.17 and any information utilized in connection therewith. In addition, Parent shall, promptly upon written request by the Company, reimburse the Company for all reasonable and documented out-of-pocket fees and expenses (including reasonable fees, costs and expenses of outside legal counsel, accountants, investment bankers, experts, consultants and other advisors, and the costs of all filing fees and printing costs) incurred by the Company, its Subsidiaries or any of their respective Representatives in connection with any cooperation provided by the Company under this Section 6.17. This Section 6.17(c) shall survive the Closing and any termination of this Agreement, regardless of whether or not the Merger is consummated, and is intended to benefit, and may be enforced by, the Representatives of the Company and its Subsidiaries, who are each third-party beneficiaries of this Section 6.17(c).

          (d)   Notwithstanding any provision in this Section 6.17 to the contrary, nothing in this Section 6.17 shall require (A) any cooperation to the extent that it would, in the good faith determination of the Company, unreasonably interfere with the business or operations of the Company or any of its Subsidiaries, (B) the Company or any of its Subsidiaries to enter into any instrument or contract, or agree to any change or modification to any instrument or contract or take any action with respect to its existing Indebtedness prior to the occurrence of the Closing that would be effective if the Closing does not occur (other than one or more supplemental indentures so long as the amendments effected by such supplemental indentures shall not become effective until the Closing), (C) the Company or any of its Subsidiaries to deliver any notice of prepayment or redemption or similar notice that does not provide that such prepayment or redemption is conditioned upon the occurrence of the Closing, (D) the Company, any of its Subsidiaries or their respective boards of directors (or equivalent bodies) to adopt any resolution, grant any approval or authorization or otherwise take any corporate or similar action (other than in connection with one or more supplemental indentures in connection with the Company Note Offers and Consent Solicitations so long as the amendments effected by such supplemental indentures shall not become effective until the Closing), (E) the Company or any of its Subsidiaries to pay any commitment or other fees, reimburse any expenses or otherwise incur any liabilities or give any indemnities prior to the Closing, (F) the Company or any of its Subsidiaries to provide any pro forma adjustments to the financial statements reflecting the transactions contemplated or required hereunder, (G) the Company or any of its Subsidiaries to take any action that would conflict with or violate the Company's or any of its Subsidiaries' organizational documents or any applicable Law, or result in a material breach of or material default under any material contract, (H) the Company or any of its Subsidiaries to take any action that would cause any condition to the

  Closing set forth herein to not be satisfied or otherwise cause any breach of this Agreement, (I) the Company or any of its Subsidiaries to provide any information the disclosure of which is prohibited or legally privileged or (J) any Representative of the Company or any of its Subsidiaries to deliver any certificate or take any other action that would reasonably be expected to result in personal liability to such Representative.

          (e)   Parent and Merger Sub acknowledge and agree that their obligations to consummate the Transactions are not conditioned on the consummation of any Company Note Offer and Consent.

        6.18    Tax Matters.     Each of Parent, Merger Sub and the Company will (and will cause its respective Subsidiaries to) use its reasonable best efforts to cause the Merger to qualify, and will not take or knowingly fail to take (and will cause its Subsidiaries not to take or knowingly fail to take) any actions that would, or would reasonably be expected to, prevent or impede the Merger from qualifying, as a "reorganization" within the meaning of Section 368(a) of the Code. At the request of Parent or the Company, each of Parent, Merger Sub and the Company will use its reasonable best efforts and will cooperate with one another to obtain any opinion(s) of counsel to be issued in connection with (x) the consummation of the transactions contemplated by this Agreement and/or (y) the declaration of effectiveness of the Registration Statement by the SEC, in each case, regarding the U.S. federal income tax treatment of the transactions contemplated by this Agreement, which cooperation shall include, for the avoidance of doubt, the delivery by Parent, Merger Sub and the Company of duly executed certificates containing such representations, warranties and covenants as may be reasonably necessary or appropriate to enable such counsel to render any such opinion(s).

        6.19    Takeover Laws.     None of the Parties will take any action that would cause the Transactions to be subject to requirements imposed by any Takeover Laws, and each of them will take all reasonable steps within its control to exempt (or ensure the continued exemption of) the Transactions from the Takeover Laws of any state that purport to apply to this Agreement or the Transactions.

        6.20    Obligations of Merger Sub.     Parent shall take all action necessary to cause Merger Sub and the Surviving Corporation to perform their respective obligations under this Agreement.

        6.21    Coordination of Quarterly Dividends.     Parent and the Company shall each coordinate their record and payment dates for their regular quarterly dividends to ensure that the holders of Company Common Stock shall not receive two (2) dividends, or fail to receive one (1) dividend, in any quarter with respect to their Company Common Stock and the Parent Common Stock that such holders receive in exchange therefor in the Merger. In addition, and without limiting the requirements of the previous sentence, the Company shall ensure that the date on which any quarterly dividend is declared and the record date with respect to any quarterly dividend shall be no later than five (5) Business Days following the one (1) year anniversary of such dates for the corresponding quarter of the preceding year; provided, however, that in the quarter in which the Closing occurs, if the record date of Parent's quarterly dividend has been declared and is a date prior to the Effective Time, then such quarterly dividend declaration date and record date of the Company shall occur no later than such date as is necessary to ensure that holders of Company Common Stock receive a quarterly dividend in accordance with the first sentence of this Section 6.21.

ARTICLE VII
CONDITIONS PRECEDENT

        7.1   Conditions to Each Party's Obligation to Consummate the Merger.    The respective obligation of each Party to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived jointly by the Parties, in whole or in part, to the extent permitted by applicable Law:

          (a)   Stockholder Approvals.    The Company Stockholder Approval and the Parent Stockholder Approval shall have been obtained in accordance with applicable Law and the Organizational Documents of the Company and Parent, as applicable.

          (b)   Regulatory Approval.    Any waiting period applicable to the Transactions under the HSR Act shall have been terminated or shall have expired.

          (c)   No Injunctions or Restraints.    No Governmental Entity having jurisdiction over any Party shall have issued any order, decree, ruling, injunction or other action that is in effect (whether temporary, preliminary or permanent) restraining, enjoining or otherwise prohibiting the consummation of the Merger and no Law shall have been adopted that makes consummation of the Merger illegal or otherwise prohibited.

          (d)   Registration Statement.    The Registration Statement shall have been declared effective by the SEC under the Securities Act and shall not be the subject of any stop order or Proceedings seeking a stop order.

          (e)   NYSE Listing.    The shares of Parent Common Stock issuable to the holders of shares of Company Common Stock pursuant to this Agreement shall have been authorized for listing on the NYSE, upon official notice of issuance.

        7.2   Additional Conditions to Obligations of Parent and Merger Sub.    The obligations of Parent and Merger Sub to consummate the Merger are subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived exclusively by Parent, in whole or in part, to the extent permitted by applicable Law:

          (a)   Representations and Warranties of the Company.    (i) The representations and warranties of the Company set forth in the first sentence of Section 4.1 (Organization, Standing and Power), Section 4.2(a) (Capital Structure), the third and fifth sentences of Section 4.2(b) (Capital Structure), Section 4.3(a) (Authority), and Section 4.6(a) (Absence of Certain Changes or Events) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except, with respect to Section 4.2(a) and the third and fifth sentences of Section 4.2(b), for any De Minimis Inaccuracies) (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct only as of such date or period of time), (ii) all other representations and warranties of the Company set forth in Section 4.2(b) (Capital Structure) (except for the second sentence of Section 4.2(b)) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct in all material respects only as of such date or period of time), and (iii) all other representations and warranties of the Company set forth in Article IV shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct only as of such date or period of time), except, in the case of this clause (iii), where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality", "in all material respects" or "Company Material Adverse Effect") would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)   Performance of Obligations of the Company.    The Company shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by it under this Agreement on or prior to the Effective Time.

          (c)   Compliance Certificate.    Parent shall have received a certificate of the Company signed by an executive officer of the Company, dated the Closing Date, confirming that the conditions in Sections 7.2(a) and (b) have been satisfied.

        7.3   Additional Conditions to Obligations of the Company.    The obligation of the Company to consummate the Merger is subject to the satisfaction at or prior to the Effective Time of the following conditions, any or all of which may be waived exclusively by the Company, in whole or in part, to the extent permitted by applicable Law:

          (a)   Representations and Warranties of Parent and Merger Sub.    (i) The representations and warranties of Parent and Merger Sub set forth in the first sentence of Section 5.1 (Organization, Standing and Power), Section 5.2(a) (Capital Structure), the second sentence, fifth sentence and seventh sentence of Section 5.2(b) (Capital Structure), Section 5.3(a) (Authority), and Section 5.6(a) (Absence of Certain Changes or Events) shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except, with respect to Section 5.2(a) and the second sentence, fifth sentence and seventh sentence of Section 5.2(b) for any De Minimis Inaccuracies) (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct only as of such date or period of time), (ii) all other representations and warranties of Parent set forth in Section 5.2(b) (Capital Structure) (except for the third sentence of Section 5.2(b)) shall have been true and correct in all material respects as of the date of this Agreement and shall be true and correct in all material respects as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct in all material respects only as of such date or period of time), and (iii) all other representations and warranties of Parent and Merger Sub set forth in Article V shall have been true and correct as of the date of this Agreement and shall be true and correct as of the Closing Date, as though made on and as of the Closing Date (except that representations and warranties that speak as of a specified date or period of time shall have been true and correct only as of such date or period of time), except where the failure of such representations and warranties to be so true and correct (without regard to qualification or exceptions contained therein as to "materiality", "in all material respects" or "Parent Material Adverse Effect") that would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)   Performance of Obligations of Parent and Merger Sub.    Parent and Merger Sub each shall have performed, or complied with, in all material respects all agreements and covenants required to be performed or complied with by them under this Agreement at or prior to the Effective Time.

          (c)   Compliance Certificate.    The Company shall have received a certificate of Parent signed by an executive officer of Parent, dated the Closing Date, confirming that the conditions in Sections 7.3(a) and (b) have been satisfied.

        7.4   Frustration of Closing Conditions.    None of the Parties may rely, either as a basis for not consummating the Merger or for terminating this Agreement, on the failure of any condition set forth in Sections 7.1, 7.2 or 7.3, as the case may be, to be satisfied if such failure was caused by such Party's breach in any material respect of any provision of this Agreement.

 ARTICLE VIII
TERMINATION

        8.1   Termination.    This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether (except as expressly set forth below) before or after the Company Stockholder Approval or the Parent Stockholder Approval has been obtained:

          (a)   by mutual written consent of the Company and Parent;

          (b)   by either the Company or Parent:

              (i)  if any Governmental Entity having jurisdiction over any Party shall have issued any order, decree, ruling or injunction or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger and such order, decree, ruling or injunction or other action shall have become final and nonappealable, or if there shall be adopted any Law that permanently makes consummation of the Merger illegal or otherwise permanently prohibited; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(i) shall not be available to any Party whose failure to fulfill any material covenant or agreement under this Agreement has been the cause of or resulted in the action or event described in this Section 8.1(b)(i) occurring;

             (ii)  if the Merger shall not have been consummated on or before 5:00 p.m. Houston time, on April 30, 2021(such date, the "End Date"); provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to any Party whose failure to fulfill any material covenant or agreement under this Agreement has been the cause of or resulted in the failure of the Merger to occur on or before such date;

            (iii)  in the event of a breach by the other Party of any representation, warranty, covenant or other agreement contained in this Agreement which would give rise to the failure of a condition set forth in Sections 7.2(a) or (b) or Section 7.3(a) or (b), as applicable (and such breach is not curable prior to the End Date, or if curable prior to the End Date, has not been cured by the earlier of (i) thirty (30) days after the giving of written notice to the breaching Party of such breach and (ii) two (2) Business Days prior to the End Date) (a "Terminable Breach"); provided, however, that the terminating Party is not then in Terminable Breach of any representation, warranty, covenant or other agreement contained in this Agreement; or

            (iv)  if (A) the Company Stockholder Approval shall not have been obtained upon a vote held at a duly held Company Stockholders Meeting, or at any adjournment or postponement thereof, or (B) the Parent Stockholder Approval shall not have been obtained upon a vote held at a duly held Parent Stockholders Meeting, or at any adjournment or postponement thereof;

          (c)   by Parent, prior to, but not after, the time the Company Stockholder Approval is obtained, if the Company Board or a committee thereof shall have effected a Company Change of Recommendation (whether or not such Company Change of Recommendation is permitted by this Agreement);

          (d)   by the Company, prior to, but not after, the time the Parent Stockholder Approval is obtained, if the Parent Board or a committee thereof shall have effected a Parent Change of Recommendation (whether or not such Parent Change of Recommendation is permitted by this Agreement);

          (e)   by Parent, if the Company, its Subsidiaries or any of the Company's directors or executive officers shall have Willfully and Materially Breached the obligations set forth in Section 6.3(b) (No Solicitation by the Company); or

          (f)    by the Company, if Parent, its Subsidiaries or any of Parent's directors or executive officers shall have Willfully and Materially Breached the obligations set forth in Section 6.4(b) (No Solicitation by Parent).

        8.2   Notice of Termination; Effect of Termination.

          (a)   A terminating Party shall provide written notice of termination to the other Party specifying with particularity the reason for such termination and any termination shall be effective immediately upon delivery of such written notice to the other Party.

          (b)   In the event of termination of this Agreement by any Party as provided in Section 8.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of any Party except with respect to this Section 8.2, Section 6.7(b), Section 6.17, Section 8.3 and Articles I and IX (and the provisions that substantively define any related defined terms not substantively defined in Article I); provided, however, that notwithstanding anything to the contrary herein, no such termination shall relieve any Party from liability for any damages for a Willful and Material Breach of any covenant, agreement or obligation hereunder or fraud.

        8.3   Expenses and Other Payments.

          (a)   Except as otherwise provided in this Agreement, each Party shall pay its own expenses incident to preparing for, entering into and carrying out this Agreement and the consummation of the Transactions, whether or not the Merger shall be consummated.

          (b)   If Parent terminates this Agreement pursuant to Section 8.1(c) (Company Change of Recommendation) or Section 8.1(e) (No Solicitation by the Company), then the Company shall pay Parent the Company Termination Fee, in each case, in cash by wire transfer of immediately available funds to an account designated by Parent no later than three (3) Business Days after notice of termination of this Agreement.

          (c)   If the Company terminates this Agreement pursuant to Section 8.1(d) (Parent Change of Recommendation) or Section 8.1(f) (No Solicitation by Parent), then Parent shall pay the Company the Parent Termination Fee in cash by wire transfer of immediately available funds to an account designated by the Company no later than three (3) Business Days after notice of termination of this Agreement.

          (d)   If either the Company or Parent terminates this Agreement pursuant to (i) Section 8.1(b)(iv)(A) (Failure to Obtain Company Stockholder Approval), then the Company shall pay Parent the Parent Expenses or (ii) Section 8.1(b)(iv)(B) (Failure to Obtain Parent Stockholder Approval), then Parent shall pay the Company the Company Expenses, in each case, no later than three (3) Business Days after notice of termination of this Agreement.

          (e)   If (i) (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv)(A) (Failure to Obtain Company Stockholder Approval), and on or before the date of any such termination a Company Competing Proposal shall have been publicly announced or publicly disclosed and not been publicly withdrawn without qualification at least seven (7) Business Days prior to the Company Stockholders Meeting or (B) the Company or Parent terminates this Agreement pursuant to Section 8.1(b)(ii) (End Date) or Parent terminates this Agreement pursuant to Section 8.1(b)(iii) (Company Terminable Breach) and following the execution of this Agreement and on or before the date of any such termination a Company Competing Proposal shall have been announced, disclosed or otherwise communicated to the Company Board and not withdrawn without qualification at least seven (7) Business Days prior to the date of such termination, and (ii) within twelve (12) months after the date of such termination, the Company enters into a definitive agreement with respect to a Company Competing Proposal (or publicly approves or recommends to the stockholders of the Company or otherwise does not oppose, in the case of a tender or exchange offer, a Company Competing Proposal) or consummates a Company Competing Proposal, then the Company shall pay Parent the Company Termination Fee less any amount previously paid by the Company pursuant to Section 8.3(d)(i). It is understood and agreed that (1) with respect to the preceding clause (i) and (ii), any reference in the definition of Company Competing Proposal to "20%" shall be deemed to be a reference to "50%" (other than with respect to any Company Competing Proposal by any Person (including its Affiliates) that has made a Company Competing Proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)), (2) with respect to the preceding clause (i), a Company Competing Proposal will not be deemed to have been "publicly withdrawn" by any Person if, within twelve (12) months of the termination of the Agreement, the Company or any of its Subsidiaries will have entered into a definitive agreement with respect to, or will have consummated, or will have approved or recommended to the stockholders of the Company or otherwise not opposed, in the case of a tender offer or exchange offer, a Company Competing Proposal (as defined in the preceding clause (i)) made by or on behalf of such Person or any of its Affiliates and (3) any Company Competing Proposal made prior to the execution of this Agreement will be deemed to have been made following the execution of this Agreement if the Company breaches its obligations under Section 6.3 with respect thereto.

          (f)    If (i) (A) Parent or the Company terminates this Agreement pursuant to Section 8.1(b)(iv)(B) (Failure to Obtain Parent Stockholder Approval), and on or before the date of any such termination a Parent Competing Proposal shall have been publicly announced or publicly disclosed and not been publicly withdrawn without qualification at least seven (7) Business Days prior to the Parent Stockholders Meeting or (B) the Company or Parent terminates this Agreement pursuant to Section 8.1(b)(ii) (End Date) or the Company terminates this Agreement pursuant to Section 8.1(b)(iii) (Parent Terminable Breach) and following the execution of this Agreement and on or before the date of any such termination a Parent Competing Proposal shall have been announced, disclosed or otherwise communicated to the Parent Board and not withdrawn without qualification at least seven (7) Business Days prior to the date of such termination, and (ii) within twelve (12) months after the date of such termination, Parent enters into a definitive agreement with respect to a Parent Competing Proposal (or publicly approves or recommends to the stockholders of Parent or otherwise does not oppose, in the case of a tender or exchange offer, a Parent Competing Proposal) or consummates a Parent Competing Proposal, then Parent shall pay the Company the Parent Termination Fee less any amount previously paid by Parent pursuant to Section 8.3(d)(ii). It is understood and agreed that (1) with respect to the preceding clause (i) and (ii), any reference in the definition of Parent Competing Proposal to "20%" shall be deemed to be a reference to "50%" (other than with respect to any Parent Competing Proposal by any Person (including its Affiliates) that has made a Parent Competing Proposal meeting the requirements of the preceding clause (i)(A) or (i)(B)), (2) with respect to the preceding clause (i), a Parent Competing Proposal will not be deemed to have been "publicly withdrawn" by any Person if, within twelve (12) months of the termination of the Agreement, Parent or any of its Subsidiaries will have entered into a definitive agreement with respect to, or will have consummated, or will have approved or recommended to the stockholders of Parent or otherwise not opposed, in the case of a tender offer or exchange offer, a Parent Competing Proposal (as defined in the preceding clause (i)) made by or on behalf of such Person or any of its Affiliates and (3) any Parent Competing Proposal made prior to the execution of this Agreement will be deemed to have been made following the execution of this Agreement if Parent breaches its obligations under Section 6.4 with respect thereto.

  In no event shall Parent be entitled to receive more than one payment of the Company Termination Fee or more than one payment of Parent Expenses. If Parent receives the Company Termination Fee, then Parent will not be entitled to also receive a payment of the Parent Expenses; upon payment of any Company Termination Fee, any previously paid Parent Expenses shall be credited against the amount of the Company Termination Fee. In no event shall the Company be entitled to receive more than one payment of the Parent Termination Fee or more than one payment of the Company Expenses. If the Company receives the Parent Termination Fee, then the Company will not be entitled to also receive a payment of the Company Expenses; upon payment of any Parent Termination Fee, any previously paid Company Expenses shall be credited against the amount of the Parent Termination Fee. The Parties agree that the agreements contained in this Section 8.3 are an integral part of the Transactions, and that, without these agreements, the Parties would not enter into this Agreement. If a Party fails to promptly pay the amount due by it pursuant to this Section 8.3, interest shall accrue on such amount from the date such payment was required to be paid pursuant to the terms of this Agreement until the date of payment at the rate of 8% per annum. If, in order to obtain such payment, the other Party commences a Proceeding that results in judgment for such Party for such amount, the defaulting Party shall pay the other Party its reasonable out-of-pocket costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such Proceeding. The Parties agree that the monetary remedies set forth in this Section 8.3 and the specific performance remedies set forth in Section 9.11 shall be the sole and exclusive remedies of (i) the Company and its Subsidiaries against Parent and Merger Sub and any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates for any loss suffered as a result of the failure of the Merger to be consummated except in the case of fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only Parent and Merger Sub shall be liable for damages for such fraud or Willful and Material Breach), and upon payment of such amount, none of Parent or Merger Sub or any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the liability of Parent in the case of fraud or a Willful and Material Breach of any covenant, agreement or obligation; and (ii) Parent and Merger Sub against the Company and its Subsidiaries and any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates for any loss suffered as a result of the failure of the Merger to be consummated except in the case of fraud or a Willful and Material Breach of any covenant, agreement or obligation (in which case only the Company shall be liable for damages for such fraud or Willful and Material Breach), and upon payment of such amount, none of the Company and its Subsidiaries or any of their respective former, current or future directors, officers, shareholders, Representatives or Affiliates shall have any further liability or obligation relating to or arising out of this Agreement or the Transactions, except for the liability of the Company in the case of fraud or a Willful and Material Breach of any covenant, agreement or obligation.

ARTICLE IX
GENERAL PROVISIONS

        9.1    Schedule Definitions.     All capitalized terms in the Company Disclosure Letter and the Parent Disclosure Letter shall have the meanings ascribed to them herein (including in Annex A) except as otherwise defined therein.

        9.2    Survival.    Except as otherwise provided in this Agreement, none of the representations, warranties, agreements and covenants contained in this Agreement will survive the Closing; provided, however, that Article I (and the provisions that substantively define any related defined terms not substantively defined in Article I), this Article IX and the agreements of the Parties in Articles II and III, and Section 4.27 (No Additional Representations), Section 5.19 (No Additional Representations), Section 6.9 (Employee Matters), Section 6.10 (Indemnification; Directors' and Officers' Insurance), Section 6.17 (Certain Indebtedness and Financing Cooperation), Section 6.18 (Tax Matters), and those other covenants and agreements contained herein that by their terms apply, or that are to be performed in whole or in part, after the Closing, shall survive the Closing. The Confidentiality Agreement shall (i) survive termination of this Agreement in accordance with its terms and (ii) terminate as of the Effective Time.

        9.3    Notices.    All notices, requests and other communications to any Party under, or otherwise in connection with, this Agreement shall be in writing and shall be deemed to have been duly given (a) if delivered in person; (b) if transmitted by electronic mail ("e-mail") (but only if confirmation of receipt of such e-mail is requested and received; provided that each notice Party shall use reasonable best efforts to confirm receipt of any such email correspondence promptly upon receipt of such request); or (c) if transmitted by national overnight courier, in each case as addressed as follows:

(i)	if to Parent or Merger Sub, to:
ConocoPhillips 925 N. Eldridge Parkway Houston, Texas 77079
	Attention:	Kelly B. Rose
	E-mail:	Kelly.B.Rose@conocophillips.com
with a required copy to (which copy shall not constitute notice):
Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019
	Attention:	Andrew R. Brownstein Gregory E. Ostling Zachary S. Podolsky
	E-mail:	ARBrownstein@wlrk.com GEOstling@wlrk.com ZSPodolsky@wlrk.com
(ii)	if to the Company, to:
Concho Resources Inc. One Concho Center 600 W. Illinois Avenue Midland, Texas 79701
	Attention:	Travis L. Counts
	E-mail:	TCounts@concho.com
with a required copy to (which copy shall not constitute notice):
Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004
	Attention:	Krishna Veeraraghavan
	E-mail:	veeraraghavank@sullcrom.com

        9.4    Rules of Construction.

          (a)   Each of the Parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement and that it has executed the same with the advice of said independent counsel. Each Party and its counsel cooperated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged between the Parties shall be deemed the work product of the Parties and may not be construed against any Party by reason of its preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any Party that drafted it is of no application and is hereby expressly waived.

          (b)   The inclusion of any information in the Company Disclosure Letter or Parent Disclosure Letter shall not be deemed an admission or acknowledgment, in and of itself and solely by virtue of the inclusion of such information in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such information is required to be listed in the Company Disclosure Letter or Parent Disclosure Letter, as applicable, that such items are material to the Company and its Subsidiaries, taken as a whole, or Parent and its Subsidiaries, taken as a whole, as the case may be, or that such items have resulted in a Company Material Adverse Effect or a Parent Material Adverse Effect. The headings, if any, of the individual sections of each of the Parent Disclosure Letter and the Company Disclosure Letter are inserted for convenience only and shall not be deemed to constitute a part thereof or a part of this Agreement. The Company Disclosure Letter and Parent Disclosure Letter are arranged in sections corresponding to the Sections of this Agreement merely for convenience, and the disclosure of an item in one section of the Company Disclosure Letter or Parent Disclosure Letter, as applicable, as an exception to a particular representation or warranty shall be deemed adequately disclosed as an exception with respect to all other representations or warranties to the extent that the relevance of such item to such representations or warranties is reasonably apparent on its face, notwithstanding the presence or absence of an appropriate section of the Company Disclosure Letter or Parent Disclosure Letter with respect to such other representations or warranties or an appropriate cross reference thereto.

          (c)   The specification of any dollar amount in the representations and warranties or otherwise in this Agreement or in the Company Disclosure Letter or Parent Disclosure Letter is not intended and shall not be deemed to be an admission or acknowledgment of the materiality of such amounts or items, nor shall the same be used in any dispute or controversy between the Parties to determine whether any obligation, item or matter (whether or not described herein or included in any schedule) is or is not material for purposes of this Agreement.

          (d)   All references in this Agreement to Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions refer to the corresponding Annexes, Exhibits, Schedules, Articles, Sections, subsections and other subdivisions of this Agreement unless expressly provided otherwise. Titles appearing at the beginning of any Articles, Sections, subsections or other subdivisions of this Agreement are for convenience only, do not constitute any part of such Articles, Sections, subsections or other subdivisions, and shall be disregarded in construing the language contained therein. The words "this Agreement," "herein," "hereby," "hereunder" and "hereof" and words of similar import, refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The words "this Section," "this subsection" and words of similar import, refer only to the Sections or subsections hereof in which such words occur. The word "including" (in its various forms) means "including, without limitation." Pronouns in masculine, feminine or neuter genders shall be construed to state and include any other gender and words, terms and titles (including terms defined herein) in the singular form shall be construed to include the plural and vice versa, unless the context otherwise expressly requires. Unless the context otherwise requires, all defined terms contained herein shall include the singular and plural and the conjunctive and disjunctive forms of such defined terms. Unless the context otherwise requires, all references to a specific time shall refer to Houston, Texas time. The word "or" is not exclusive. The word "extent" in the phrase "to the extent" shall mean the degree to which a subject or other thing extends and such phrase shall not mean simply "if." The term "dollars" and the symbol "$" mean United States Dollars. The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

          (e)   In this Agreement, except as the context may otherwise require, references to: (i) any agreement (including this Agreement), contract, statute or regulation are to the agreement, contract, statute or regulation as amended, modified, supplemented, restated or replaced from time to time (in the case of an agreement or contract, to the extent permitted by the terms thereof and, if applicable, by the terms of this Agreement); (ii) any Governmental Entity includes any successor to that Governmental Entity; (iii) any applicable Law refers to such applicable Law as amended, modified, supplemented or replaced from time to time (and, in the case of statutes, include any rules and regulations promulgated under such statute) and references to any section of any applicable Law or other law include any successor to such section; (iv) "days" mean calendar days; when calculating the period of time within which, or following which, any act is to be done or step taken pursuant to this Agreement, the date that is the reference day in calculating such period shall be excluded and if the last day of the period is a non-Business Day, the period in question shall end on the next Business Day or if any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day; and (v) "made available" means, with respect to any document, that such document was previously made available relating to the Transactions maintained by the Company or Parent, as applicable, prior to the execution of this Agreement.

        9.5    Counterparts.    This Agreement may be executed in two (2) or more counterparts, including via facsimile or email in "portable document format" (".pdf") form transmission, all of which shall be considered one and the same agreement and shall become effective when two (2) or more counterparts have been signed by each of the Parties and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

        9.6    Entire Agreement; No Third Party Beneficiaries.     This Agreement (together with the Confidentiality Agreement and any other documents and instruments executed pursuant hereto) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. Except for the provisions of (a) Article III (including, for the avoidance of doubt, the rights of the former holders of Company Common Stock, Company Restricted Stock Awards and Company Performance Unit Awards to receive the Merger Consideration) but only from and after the Effective Time and (b) Section 6.10 (which from and after the Effective Time is intended for the benefit of, and shall be enforceable by, the Persons referred to therein and by their respective heirs and Representatives) but only from and after the Effective Time, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the Parties any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

        9.7    Governing Law; Venue; Waiver of Jury Trial.

          (a)   THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT) THAT MAY BE BASED UPON, ARISE OUT OF RELATE TO THIS AGREEMENT, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          (b)   THE PARTIES IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR, IF THE COURT OF CHANCERY OF THE STATE OF DELAWARE OR THE DELAWARE SUPREME COURT DETERMINES

  THAT, NOTWITHSTANDING SECTION 111 OF THE DGCL, THE COURT OF CHANCERY DOES NOT HAVE OR SHOULD NOT EXERCISE SUBJECT MATTER JURISDICTION OVER SUCH MATTER, THE SUPERIOR COURT OF THE STATE OF DELAWARE AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF DELAWARE SOLELY IN CONNECTION WITH ANY DISPUTE THAT ARISES IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND THE DOCUMENTS REFERRED TO IN THIS AGREEMENT OR IN RESPECT OF THE TRANSACTIONS CONTEMPLATED HEREBY, AND HEREBY WAIVE, AND AGREE NOT TO ASSERT, AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING FOR INTERPRETATION OR ENFORCEMENT HEREOF OR ANY SUCH DOCUMENT THAT IT IS NOT SUBJECT THERETO OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SAID COURTS OR THAT VENUE THEREOF MAY NOT BE APPROPRIATE OR THAT THIS AGREEMENT OR ANY SUCH DOCUMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS, AND THE PARTIES IRREVOCABLY AGREE THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION, SUIT OR PROCEEDING SHALL BE HEARD AND DETERMINED EXCLUSIVELY BY SUCH A DELAWARE STATE OR FEDERAL COURT. THE PARTIES HEREBY CONSENT TO AND GRANT ANY SUCH COURT JURISDICTION OVER THE PERSON OF SUCH PARTIES AND OVER THE SUBJECT MATTER OF SUCH DISPUTE AND AGREE THAT MAILING OF PROCESS OR OTHER PAPERS IN CONNECTION WITH SUCH ACTION, SUIT OR PROCEEDING IN THE MANNER PROVIDED IN SECTION 8.3 OR IN SUCH OTHER MANNER AS MAY BE PERMITTED BY LAW SHALL BE VALID AND SUFFICIENT SERVICE THEREOF.

          (c)   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (II) SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THE FOREGOING WAIVER; (III) SUCH PARTY MAKES THE FOREGOING WAIVER VOLUNTARILY AND (IV) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVER AND CERTIFICATIONS IN THIS SECTION 9.7.

        9.8    Severability.    Each Party agrees that, should any court or other competent authority hold any provision of this Agreement or part hereof to be invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such other term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the greatest extent possible. Except as otherwise contemplated by this Agreement, in response to an order from a court or other competent authority for any Party to take any action inconsistent herewith or not to take an action consistent herewith or required hereby, to the extent that a Party took an action inconsistent with this Agreement or failed to take action consistent with this Agreement or required by this Agreement pursuant to such order, such

Party shall not incur any liability or obligation unless such Party did not in good faith seek to resist or object to the imposition or entering of such order.

        9.9    Assignment.    Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the Parties (whether by operation of Law or otherwise) without the prior written consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns. Any purported assignment in violation of this Section 9.9 shall be void.

        9.10    Affiliate Liability.     Each of the following is herein referred to as a "Company Affiliate": (a) any direct or indirect holder of equity interests or securities in the Company (whether stockholders or otherwise), and (b) any director, officer, employee, Representative or agent of (i) the Company or (ii) any Person who controls the Company. No Company Affiliate shall have any liability or obligation to Parent or Merger Sub of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby or thereby other than for fraud, and Parent and Merger Sub hereby waive and release all claims of any such liability and obligation, other than for fraud. Each of the following is herein referred to as a "Parent Affiliate": (x) any direct or indirect holder of equity interests or securities in Parent (whether stockholders or otherwise), and (y) any director, officer, employee, Representative or agent of (i) Parent or (ii) any Person who controls Parent. No Parent Affiliate shall have any liability or obligation to the Company of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby or thereby other than for fraud, and the Company hereby waives and releases all claims of any such liability and obligation, other than for fraud.

        9.11    Specific Performance.     The Parties agree that irreparable damage, for which monetary damages would not be an adequate remedy, would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by the Parties. Prior to the termination of this Agreement pursuant to Section 8.1, it is accordingly agreed that the Parties shall be entitled to an injunction or injunctions, or any other appropriate form of specific performance or equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in each case in accordance with this Section 9.11, this being in addition to any other remedy to which they are entitled under the terms of this Agreement at law or in equity. Each Party accordingly agrees not to raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of such Party under this Agreement all in accordance with the terms of this Section 9.11. Each Party further agrees that no other Party or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 9.11, and each Party irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. If prior to the End Date, any Party hereto brings an action to enforce specifically the performance of the terms and provisions hereof by any other Party, the End Date shall automatically be extended by such other time period established by the court presiding over such action.

        9.12    Amendment.    This Agreement may be amended by the Parties at any time before or after adoption of this Agreement by the stockholders of the Company, but, after any such adoption, no amendment shall be made which by law would require the further approval by such stockholders without first obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the Parties.

        9.13    Extension; Waiver.     At any time prior to the Effective Time, the Company and Parent may, to the extent legally allowed:

          (a)   extend the time for the performance of any of the obligations or acts of the other Party hereunder;

          (b)   waive any inaccuracies in the representations and warranties of the other Party contained herein or in any document delivered pursuant hereto; or

          (c)   waive compliance with any of the agreements or conditions of the other Party contained herein.

        Notwithstanding the foregoing, no failure or delay by the Company or Parent in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No agreement on the part of a Party to any such extension or waiver shall be valid unless set forth in an instrument in writing signed on behalf of such Party.

[Signature Page Follows]

        IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed by its respective officer thereunto duly authorized, all as of the date first written above.

CONOCOPHILLIPS
By:	/s/ RYAN M. LANCE
	Name:	Ryan M. Lance
	Title:	Chairman and Chief Executive Officer
FALCON MERGER SUB CORP.
By:	/s/ SHANNON KINNEY
	Name:	Shannon Kinney
	Title:	Corporate Secretary

[Signature Page to Agreement and Plan of Merger]

CONCHO RESOURCES INC.
By:	/s/ TIM LEACH
	Name:	Tim Leach
	Title:	Chairman and Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

ANNEX A
Certain Definitions

        "Affiliate" means, with respect to any Person, any other Person directly or indirectly, controlling, controlled by, or under common control with, such Person, through one or more intermediaries or otherwise.

        "Aggregated Group" means all entities under common control with any Person within the meaning of Section 414(b), (c), (k), (m) or (o) of the Code or Section 4001 of ERISA.

        "beneficial ownership," including the correlative term "beneficially owning," has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

        "Business Day" means a day other than a day on which banks in the State of New York or the State of Delaware are authorized or obligated to be closed.

        "Company Competing Proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions only with Parent or any of its Subsidiaries) involving, directly or indirectly: (a) any acquisition (by asset purchase, stock purchase, merger, or otherwise) by any Person or group of any business or assets of the Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that generated 20% or more of the Company's and its Subsidiaries' assets (by fair market value), net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, or any license, lease or long-term supply agreement having a similar economic effect, (b) any acquisition of beneficial ownership by any Person or group of 20% or more of the outstanding shares of Company Common Stock or any other securities entitled to vote on the election of directors or any tender or exchange offer that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding shares of Company Common Stock or any other securities entitled to vote on the election of directors or (c) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving the Company or any of its Subsidiaries.

        "Company Expenses" means $142,500,000.

        "Company Intervening Event" means a material development or change in circumstance that occurs or arises after the date of this Agreement that was not known to or reasonably foreseeable by the Company Board as of the date of this Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Company Board as of the date of this Agreement); provided, however, that in no event shall (i) the receipt, existence or terms of an actual or possible Company Competing Proposal or Company Superior Proposal, (ii) any Effect relating to Parent or any of its Subsidiaries that does not amount to a Material Adverse Effect, individually or in the aggregate, (iii) any change, in and of itself, in the price or trading volume of shares of Company Common Stock or Parent Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition), (iv) the fact that the Company or any of its Subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Company Intervening Event, to the extent otherwise permitted by this definition) or (v) conditions (or changes in such conditions) in the oil and gas exploration and production industry (including changes in commodity prices, general market prices and political or regulatory changes affecting the industry or any changes in applicable Law), constitute a Company Intervening Event.

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        "Company Plan" means an Employee Benefit Plan sponsored, maintained, or contributed to by the Company or its Affiliates or with respect to which the Company or its Affiliates have any liability.

        "Company Stockholder Approval" means the adoption of this Agreement by the holders of a majority of the outstanding shares of Company Common Stock in accordance with the DGCL and the Organizational Documents of the Company.

        "Company Superior Proposal" means a bona fide written proposal that is not solicited after the date of this Agreement and is made after the date of this Agreement by any Person or group (other than Parent or any of its Affiliates) to acquire, directly or indirectly, (a) businesses or assets of the Company or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that account for all or substantially all of the fair market value of such assets or that generated all or substantially all of the Company's and its Subsidiaries' net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, respectively, or (b) all or substantially all of the outstanding shares of Company Common Stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that in the good faith determination of the Company Board, after consultation with its financial advisors, (i) if consummated, would result in a transaction more favorable to the Company's stockholders from a financial point of view than the Merger (after taking into account the time likely to be required to consummate such proposal and any adjustments or revisions to the terms of this Agreement offered by Parent in response to such proposal or otherwise), (ii) is reasonably likely to be consummated on the terms proposed, taking into account any legal, financial, regulatory and stockholder approval requirements, the sources, availability and terms of any financing, financing market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, the identity of the Person or Persons making the proposal and any other aspects considered relevant by the Company Board and (iii) for which, if applicable, financing is fully committed or reasonably determined to be available by the Company Board.

        "Company Termination Fee" means $300,000,000.

        "Consent" means any filing, notice, report, registration, approval, consent, ratification, permit, permission, waiver, expiration of waiting periods or authorization.

        "control" and its correlative terms, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

        "COVID-19" means the COVID-19 or SARS-CoV-2 virus (or any mutation or variation thereof).

        "COVID-19 Measures" means, as applicable to a Party or its Subsidiaries, any quarantine, "shelter in place", "stay at home", workforce reduction, social distancing, shut down, closure or sequester order, guideline, recommendation or Law, or any other applicable Laws, guidelines or recommendations by any Governmental Entity in connection with or in response to COVID-19.

        "De Minimis Inaccuracies" means any inaccuracies that individually or in the aggregate are de minimis relative to the total fully diluted equity capitalization of the Company or Parent, as the case may be.

        "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities (including, without limitation, natural gas, natural gas liquids, crude oil and condensate), bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any put, call or other option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or

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equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

        "DTC" means The Depositary Trust Company.

        "Edgar" means the Electronic Data Gathering, Analysis and Retrieval System administered by the SEC.

        "Employee Benefit Plan" of any Person means any "employee benefit plan" (within the meaning of Section 3(3) of ERISA, regardless of whether such plan is subject to ERISA), and any personnel policy (oral or written), equity option, restricted equity, equity purchase plan, equity compensation plan, phantom equity or appreciation rights plan, collective bargaining agreement, bonus plan or arrangement, incentive award plan or arrangement, vacation or holiday pay policy, retention or severance pay plan, policy or agreement, deferred compensation agreement or arrangement, change in control, hospitalization or other medical, dental, vision, accident, disability, life or other insurance, executive compensation or supplemental income arrangement, consulting agreement, employment agreement, and any other employee benefit plan, agreement, arrangement, program, practice, or understanding for any present or former director, employee or contractor of the Person.

        "Encumbrances" means liens, pledges, charges, encumbrances, claims, hypothecation, mortgages, deeds of trust, security interests, restrictions, rights of first refusal, defects in title, prior assignment, license sublicense or other burdens, options or encumbrances of any kind or any agreement, option, right or privilege (whether by Law, contract or otherwise) capable of becoming any of the foregoing (any action of correlative meaning, to "Encumber").

        "Environmental Laws" means any and all applicable Laws pertaining to prevention of pollution or protection of the environment (including, without limitation, any natural resource damages or any generation, use, storage, treatment, disposal or Release of Hazardous Materials into the indoor or outdoor environment) in effect as of the date hereof.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Plan" means any "employee benefit plan" within the meaning of Section 3(3) of ERISA.

        "Exchange Act" means the Securities Exchange Act of 1934.

        "Governmental Entity" means any court, governmental, regulatory or administrative agency or commission or other governmental authority or instrumentality, domestic or foreign.

        "group" has the meaning ascribed to such term in Section 13(d) of the Exchange Act.

        "Hazardous Materials" means any (a) chemical, product, substance, waste, pollutant, or contaminant that is defined or listed as hazardous or toxic or that is otherwise regulated under any Environmental Law; (b) asbestos containing materials, whether in a friable or non-friable condition, lead-containing material polychlorinated biphenyls, naturally occurring radioactive materials or radon; and (c) any Hydrocarbons.

        "Hydrocarbons" means any hydrocarbon-containing substance, crude oil, natural gas, condensate, drip gas and natural gas liquids, coalbed gas, ethane, propane, iso-butane, nor-butane, gasoline, scrubber liquids and other liquids or gaseous hydrocarbons or other substances (including minerals or gases), or any combination thereof, produced or associated therewith.

        "Indebtedness" of any Person means, without duplication: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person to pay the deferred purchase or acquisition price for any property of such Person; (c) reimbursement obligations of such Person in respect of drawn letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (d) obligations of such Person under a lease to the extent such obligations are

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required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP; and (e) indebtedness of others as described in clauses (a) through (d) above guaranteed by such Person; but Indebtedness does not include accounts payable to trade creditors, or accrued expenses arising in the Ordinary Course, in each case, that are not yet due and payable, or are being disputed in good faith, and the endorsement of negotiable instruments for collection in the Ordinary Course.

        "Indentures" means, collectively, the indenture, dated as of September 18, 2009, among the Company, the subsidiary guarantors and Wells Fargo Bank, National Association, as trustee, as supplemented by the (i) Twelfth Supplemental Indenture, dated as of September 26, 2017, with respect to the 3.750% Senior Notes due 2027, (ii) Thirteenth Supplemental indenture, dated as of September 26, 2017, with respect to the 4.875% Senior Notes due 2047, (iii) Fourteenth Supplemental Indenture, dated as of July 2, 2018, with respect to the 4.300% Senior Notes due 2028, (iv) Fifteenth Supplemental Indenture, dated as of July 2, 2018, with respect to the 4.850% Senior Notes due 2048, (v) Sixteenth Supplemental Indenture, dated as of August 14, 2018, to add two additional subsidiary guarantors and (vi) Seventeenth Supplemental Indenture, dated as of August 24, 2020, with respect to the 2.400% Senior Notes due 2031.

        "Intellectual Property" means any and all proprietary, industrial and intellectual property rights, under the applicable Law of any jurisdiction or rights under international treaties, both statutory and common law rights, including: (a) utility models, supplementary protection certificates, invention disclosures, registrations, patents and applications for same, and extensions, divisions, continuations, continuations-in-part, reexaminations, revisions, renewals, substitutes, and reissues thereof; (b) trademarks, service marks, certification marks, collective marks, brand names, d/b/a's, trade names, slogans, domain names, symbols, logos, trade dress and other identifiers of source, and registrations and applications for registrations thereof and renewals of the same (including all common law rights and goodwill associated with the foregoing and symbolized thereby); (c) published and unpublished works of authorship, whether copyrightable or not, copyrights therein and thereto, together with all common law and moral rights therein, database rights, and registrations and applications for registration of the foregoing, and all renewals, extensions, restorations and reversions thereof; (d) trade secrets, know-how, and other rights in information, including designs, formulations, concepts, compilations of information, methods, techniques, procedures, and processes, whether or not patentable; (e) Internet domain names and URLs; and (f) all other intellectual property, industrial or proprietary rights.

        "IT Assets" means computers, software, servers, networks, workstations, routers, hubs, circuits, switches, data communications lines, and all other information technology equipment, and all associated documentation.

        "knowledge" means the actual knowledge of, (a) in the case of the Company, the individuals listed in Schedule 1.1 of the Company Disclosure Letter and (b) in the case of Parent, the individuals listed in Schedule 1.1 of the Parent Disclosure Letter.

        "Law" means any law, rule, regulation, ordinance, code, judgment, order, treaty, convention, governmental directive or other legally enforceable requirement, U.S. or non-U.S., of any Governmental Entity, including common law.

        "Material Adverse Effect" means, when used with respect to any Party, any fact, circumstance, effect, change, event or development ("Effect") that (a) would prevent, materially delay or materially impair the ability of such Party or its Subsidiaries to consummate the Transactions or (b) has, or would have, a material adverse effect on the financial condition, business, or results of operations of such Party and its Subsidiaries, taken as a whole; provided, however, that with respect to this clause (b) only, no Effect (by itself or when aggregated or taken together with any and all other Effects) to the extent directly or indirectly resulting from, arising out of, attributable to, or related to any of the following

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shall be deemed to be or constitute a "Material Adverse Effect" or shall be taken into account when determining whether a "Material Adverse Effect" has occurred or may, would or could occur:

            (i)  general economic conditions (or changes in such conditions) or conditions in the global economy generally;

           (ii)  conditions (or changes in such conditions) in the securities markets, credit markets, currency markets or other financial markets, including (A) changes in interest rates and changes in exchange rates for the currencies of any countries and (B) any suspension of trading in securities (whether equity, debt, derivative or hybrid securities) generally on any securities exchange or over-the-counter market;

          (iii)  conditions (or changes in such conditions) in the oil and gas exploration, development or production industry (including changes in commodity prices, general market prices and regulatory changes affecting the industry);

          (iv)  political conditions (or changes in such conditions, including any changes or developments arising from or in connection with the November 3, 2020 United States federal elections) or acts of war, sabotage or terrorism (including any escalation or general worsening of any such acts of war, sabotage or terrorism);

           (v)  earthquakes, hurricanes, tsunamis, tornadoes, floods, mudslides, wild fires or other natural disasters, pandemics (including the existence and impact of the COVID-19 pandemic) or weather conditions;

          (vi)  the announcement of this Agreement or the pendency or consummation of the Transactions (other than with respect to any representation or warranty that is intended to address the consequences of the execution or delivery of this Agreement or the announcement or consummation of the Transactions);

         (vii)  compliance with the terms of, or the taking of any action expressly permitted or required by, this Agreement (except for any obligation under this Agreement to operate in the Ordinary Course (or similar obligation) pursuant to Sections 6.1 or 6.2, as applicable);

        (viii)  changes in Law or other legal or regulatory conditions, or the interpretation thereof, or changes in GAAP or other accounting standards (or the interpretation thereof), or that result from any action taken for the purpose of complying with any of the foregoing; or

          (ix)  any changes in such Party's stock price or the trading volume of such Party's stock, or any failure by such Party to meet any analysts' estimates or expectations of such Party's revenue, earnings or other financial performance or results of operations for any period, or any failure by such Party or any of its Subsidiaries to meet any internal budgets, plans or forecasts of its revenues, earnings or other financial performance or results of operations (it being understood that the facts or occurrences giving rise to or contributing to such changes or failures may constitute, or be taken into account in determining whether there has been or will be, a Material Adverse Effect);

provided, however, except to the extent such Effects directly or indirectly resulting from, arising out of, attributable to or related to the matters described in the foregoing clauses (i) – (v) (excluding any Effect arising from, resulting from or related to COVID-19, COVID-19 Measures or the November 3, 2020 United States federal elections) disproportionately adversely affect such Party and its Subsidiaries, taken as a whole, as compared to other similarly situated industry participants (it being understood and agreed that, for the purposes of determining whether a Party has been disproportionately adversely affected compared to other similarly situated industry participants, the Company shall be compared to independent exploration and production companies primarily focused in the Permian Basin and Parent shall be compared to independent diversified exploration and production companies), in which case

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only the incremental disproportionate impact shall be taken into account when determining whether a "Material Adverse Effect" has occurred or may, would or could occur.

        "NYSE" means the New York Stock Exchange.

        "Oil and Gas Leases" means all leases, subleases, licenses or other occupancy or similar agreements (including any series of related leases with the same lessor) under which a Person leases, subleases or licenses or otherwise acquires or obtains rights to produce Hydrocarbons from real property interests.

        "Oil and Gas Properties" means all interests in and rights with respect to (a) oil, gas, mineral, and similar properties of any kind and nature, including working, leasehold and mineral interests and operating rights and royalties, overriding royalties, production payments, net profit interests and other non-working interests and non-operating interests (including all Oil and Gas Leases, operating agreements, unitization and pooling agreements and orders, division orders, transfer orders, mineral deeds, royalty deeds, and in each case, interests thereunder), surface interests, fee interests, reversionary interests, reservations and concessions and (b) all Wells located on or producing from such leases and properties.

        "Ordinary Course" means, with respect to an action taken by any Person, that such action is consistent with the ordinary course of business and past practices of such Person, excluding any commercially reasonable deviations therefrom due to COVID-19 or COVID-19 Measures.

        "Organizational Documents" means (a) with respect to a corporation, the charter, articles or certificate of incorporation, as applicable, and bylaws thereof, (b) with respect to a limited liability company, the certificate of formation or organization, as applicable, and the operating or limited liability company agreement thereof, (c) with respect to a partnership, the certificate of formation and the partnership agreement, and (d) with respect to any other Person the organizational, constituent and/or governing documents and/or instruments of such Person.

        "other Party" means (a) when used with respect to the Company, Parent and Merger Sub and (b) when used with respect to Parent or Merger Sub, the Company.

        "Parent Competing Proposal" means any contract, proposal, offer or indication of interest relating to any transaction or series of related transactions (other than transactions only with the Company or any of its Subsidiaries) involving, directly or indirectly: (a) any acquisition (by asset purchase, stock purchase, merger, or otherwise) by any Person or group of any business or assets of Parent or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that generated 20% or more of Parent's and its Subsidiaries' assets (by fair market value), net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, or any license, lease or long-term supply agreement having a similar economic effect, (b) any acquisition of beneficial ownership by any Person or group of 20% or more of the outstanding shares of Parent Common Stock or any other securities entitled to vote on the election of directors or any tender or exchange offer that if consummated would result in any Person or group beneficially owning 20% or more of the outstanding shares of Parent Common Stock or any other securities entitled to vote on the election of directors or (c) any merger, consolidation, share exchange, business combination, recapitalization, liquidation, dissolution or similar transaction involving Parent, in each case other than clause (c), except in connection with a Parent Permitted Acquisition.

        "Parent Expenses" means a cash amount equal to $95,000,000.

        "Parent Intervening Event" means a material development or change in circumstance that occurs or arises after the date of this Agreement that was not known to or reasonably foreseeable by the Parent Board as of the date of this Agreement (or, if known or reasonably foreseeable, the magnitude or material consequences of which were not known or reasonably foreseeable by the Parent Board as of

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the date of this Agreement); provided, however, that in no event shall (i) the receipt, existence or terms of an actual or possible Parent Competing Proposal or Parent Superior Proposal, (ii) any Effect relating to the Company or any of its Subsidiaries that does not amount to a Material Adverse Effect, individually or in the aggregate, (iii) any change, in and of itself, in the price or trading volume of shares of Parent Common Stock or Company Common Stock (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Parent Intervening Event, to the extent otherwise permitted by this definition), (iv) the fact that Parent or any of its Subsidiaries exceeds (or fails to meet) internal or published projections or guidance or any matter relating thereto or of consequence thereof (it being understood that the underlying facts giving rise or contributing to such change may be taken into account in determining whether there has been a Parent Intervening Event, to the extent otherwise permitted by this definition), (v) conditions (or changes in such conditions) in the oil and gas exploration and production industry (including changes in commodity prices, general market prices and political or regulatory changes affecting the industry or any changes in applicable Law) or (vi) any opportunity to acquire (by merger, joint venture, partnership, consolidation, acquisition of stock or assets or otherwise), directly or indirectly, any assets, securities, properties or businesses from, or enter into any licensing, collaborating or similar arrangements with, any other Person (including any Parent Permitted Acquisition), constitute a Parent Intervening Event.

        "Parent Permitted Acquisition" means any acquisition (by asset purchase or exchange, stock purchase, merger, or otherwise) by Parent or any of its Subsidiaries of another Person that (a) provides for aggregate consideration comprised solely of cash, (b) does not require approval by the stockholders of Parent, (c) would not reasonably be expected to cause Parent to lose its investment grade credit rating and (d) would not reasonably be expected to prevent, impair or delay consummation of the Transactions (including any delay in the timing of expiration of the waiting period under the HSR Act).

        "Parent Plan" means an Employee Benefit Plan sponsored, maintained, or contributed to by Parent or its Affiliates or with respect to which Parent or its Affiliates have any liability.

        "Parent Stockholder Approval" means the approval of the Parent Stock Issuance by the affirmative vote of a majority of shares of Parent Common Stock entitled to vote thereon and present in person and represented by proxy at the Parent Stockholders Meeting in accordance with the rules and regulations of the NYSE and the Organizational Documents of Parent.

        "Parent Stockholders Meeting" means a meeting of the stockholders of Parent to consider the approval of the Parent Stock Issuance, including any postponement, adjournment or recess thereof.

        "Parent Superior Proposal" means a bona fide written proposal that is not solicited after the date of this Agreement and is made after the date of this Agreement by any Person or group (other than the Company or any of its Affiliates) to acquire, directly or indirectly, (a) businesses or assets of Parent or any of its Subsidiaries (including capital stock of or ownership interest in any Subsidiary) that account for all or substantially all of the fair market value of such assets or that generated all or substantially all of Parent's and its Subsidiaries' net revenue or earnings before interest, Taxes, depreciation and amortization for the preceding twelve (12) months, respectively, or (b) all or substantially all of the outstanding shares of Parent Common Stock, in each case whether by way of merger, amalgamation, share exchange, tender offer, exchange offer, recapitalization, consolidation, sale of assets or otherwise, that in the good faith determination of the Parent Board, after consultation with its financial advisors, (i) if consummated, would result in a transaction more favorable to Parent's stockholders from a financial point of view than the Merger (after taking into account the time likely to be required to consummate such proposal and any adjustments or revisions to the terms of this Agreement offered by the Company in response to such proposal or otherwise), (ii) is reasonably likely to be consummated on the terms proposed, taking into account any legal, financial, regulatory and stockholder approval requirements, the sources, availability and terms of any financing, financing

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market conditions and the existence of a financing contingency, the likelihood of termination, the timing of closing, the identity of the Person or Persons making the proposal and any other aspects considered relevant by the Parent Board and (iii) for which, if applicable, financing is fully committed or reasonably determined to be available by the Parent Board.

        "Parent Termination Fee" means $450,000,000.

        "Party" or "Parties" means a party or the parties to this Agreement, except as the context may otherwise require.

        "Permitted Encumbrances" means:

          (a)   to the extent not applicable to the transactions contemplated hereby or thereby or otherwise waived prior to the Effective Time, preferential purchase rights, rights of first refusal, purchase options and similar rights granted pursuant to any contracts, including joint operating agreements, joint ownership agreements, stockholders agreements, organic documents and other similar agreements and documents;

          (b)   contractual or statutory mechanic's, materialmen's, warehouseman's, journeyman's and carrier's liens and other similar Encumbrances arising in the Ordinary Course for amounts not yet delinquent and Encumbrances for Taxes or assessments or other governmental charges that are not yet delinquent or, in all instances, if delinquent, that are being contested in good faith in the Ordinary Course and for which adequate reserves have been established in accordance with GAAP by the party responsible for payment thereof;

          (c)   Production Burdens payable to third parties that are deducted in the calculation of discounted present value in the Company Reserve Reports and any Production Burdens payable to third parties affecting any Oil and Gas Property that was acquired subsequent to the date of the Company Reserve Reports;

          (d)   Encumbrances arising in the Ordinary Course under operating agreements, joint venture agreements, partnership agreements, Oil and Gas Leases, farm-out agreements, division orders, contracts for the sale, purchase, transportation, processing or exchange of oil, gas or other Hydrocarbons, unitization and pooling declarations and agreements, area of mutual interest agreements, development agreements, joint ownership arrangements and other agreements that are customary in the oil and gas business, provided, however, that, in each case, such Encumbrance (i) secures obligations that are not Indebtedness or a deferred purchase price and are not delinquent and (ii) would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, on the value, use or operation of the property encumbered thereby;

          (e)   such Encumbrances as the Company (in the case of Encumbrances with respect to properties or assets of Parent or its Subsidiaries) or Parent (in the case of Encumbrances with respect to properties or assets of the Company or its Subsidiaries), as applicable, may have expressly waived in writing;

          (f)    all easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases and other similar rights in respect of surface operations, and easements for pipelines, streets, alleys, highways, telephone lines, power lines, railways and other easements and rights-of-way, on, over or in respect of any of the properties of the Company or Parent, as applicable, or any of their respective Subsidiaries, that are customarily granted in the oil and gas industry and do not materially interfere with the operation, value or use of the property or asset affected;

          (g)   any Encumbrances discharged at or prior to the Effective Time (including Encumbrances securing any Indebtedness that will be paid off in connection with Closing);

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          (h)   Encumbrances imposed or promulgated by applicable Law or any Governmental Entity with respect to real property, including zoning, building or similar restrictions; or

          (i)    Encumbrances, exceptions, defects or irregularities in title, easements, imperfections of title, claims, charges, security interests, rights-of-way, covenants, restrictions and other similar matters that would be accepted by a reasonably prudent purchaser of oil and gas interests, that would not reduce the net revenue interest share of the Company or Parent, as applicable, or such Party's Subsidiaries, in any Oil and Gas Lease below the net revenue interest share shown in the Company Reserve Reports, with respect to such lease, or increase the working interest of the Company or Parent, as applicable, or of such Party's Subsidiaries, in any Oil and Gas Lease above the working interest shown on the Company Reserve Reports, with respect to such lease.

        "Person" means any individual, partnership, limited liability company, corporation, joint stock company, trust, estate, joint venture, Governmental Entity, association or unincorporated organization, or any other form of business or professional entity.

        "Personal Information" means any information that, alone or in combination with other information held by the Company or any of its Subsidiaries, identifies or could reasonably be used to identify an individual, and any other personal information that is subject to any applicable Laws.

        "Proceeding" means any actual or threatened claim (including a claim of a violation of applicable Law or Environmental Law), cause of action, action, audit, demand, litigation, suit, proceeding, investigation, grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other proceeding at law or in equity or order or ruling, in each case whether civil, criminal, administrative, investigative or otherwise, whether in contract, in tort or otherwise, and whether or not such claim, cause of action, action, audit, demand, litigation, suit, proceeding, investigation grievance, citation, summons, subpoena, inquiry, hearing, originating application to a tribunal, arbitration or other proceeding or order or ruling results in a formal civil or criminal litigation or regulatory action.

        "Production Burdens" means any royalties (including lessor's royalties), overriding royalties, production payments, net profit interests or other burdens upon, measured by or payable out of oil, gas or mineral production.

        "Release" means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing into the indoor or outdoor environment.

        "Representatives" means, with respect to any Person, the officers, directors, employees, accountants, consultants, agents, legal counsel, financial advisors and other representatives of such Person.

        "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933.

        "Subsidiary" means, with respect to a Person, any Person, whether incorporated or unincorporated, of which (a) more than 50% of the securities or ownership interests having by their terms ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions, (b) a general partner interest or (c) a managing member interest, is directly or indirectly owned or controlled by the subject Person or by one or more of its respective Subsidiaries.

        "Takeover Law" means any "fair price," "moratorium," "control share acquisition," "business combination" or any other anti-takeover statute or similar statute enacted under applicable Law, including Section 203 of the DGCL.

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        "Tax Returns" means any return, report, statement, information return or other document (including any related or supporting information) filed or required to be filed with any Taxing Authority in connection with the determination, assessment, collection or administration of any Taxes, including any schedule or attachment thereto and any amendment thereof.

        "Taxes" means any and all taxes and similar charges, duties, levies or other assessments of any kind, including, but not limited to, income, estimated, business, occupation, corporate, gross receipts, transfer, stamp, employment, occupancy, license, severance, capital, impact fee, production, ad valorem, excise, property, sales, use, turnover, value added and franchise taxes, deductions, withholdings and custom duties, imposed by any Governmental Entity, including interest, penalties, and additions to tax imposed with respect thereto.

        "Taxing Authority" means any Governmental Entity having jurisdiction in matters relating to Tax matters.

        "Transactions" means the Merger and the other transactions contemplated by this Agreement and each other agreement to be executed and delivered in connection herewith and therewith.

        "Voting Debt" of a Person means bonds, debentures, notes or other Indebtedness having the right to vote (or convertible into securities having the right to vote) on any matters on which stockholders of such Person may vote.

        "Wells" means all oil or gas wells, whether producing, operating, shut-in or temporarily abandoned, located on an Oil and Gas Lease or any pooled, communitized or unitized acreage that includes all or a part of such Oil and Gas Lease or otherwise associated with an Oil and Gas Property of the applicable Person or any of its Subsidiaries, together with all oil, gas and mineral production from such well.

        "Willful and Material Breach" including the correlative term "Willfully and Materially Breach," shall mean a material breach (or the committing of a material breach) that is a consequence of an act or failure to take an act by the breaching party with the knowledge that the taking of such act (or the failure to take such act) may constitute a breach of this Agreement.

A-10

ANNEX B
Form of Certificate of Incorporation of the Surviving Corporation
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CONCHO RESOURCES INC.
[    •    ], 202[    •    ]

        FIRST.    The name of the corporation is CONCHO RESOURCES INC. (the "Corporation").

        SECOND.    The address of the corporation's registered office in the State of Delaware is [    •    ]. The name of its registered agent at such address is [    •    ].

        THIRD.    The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as amended (the "DGCL").

        FOURTH.    The total number of shares that the Corporation shall have authority to issue is 1,000 shares of Common Stock, and the par value of each such share is $0.01.

        FIFTH.    The board of directors of the Corporation is expressly authorized to adopt, amend or repeal bylaws of the Corporation.

        SIXTH.    Elections of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

        SEVENTH.    To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of duty as a director. Without limiting the foregoing in any respect, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of the foregoing shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

        EIGHTH.    The Corporation shall indemnify and advance expenses to each director and officer of the Corporation as provided in the bylaws of the Corporation and may indemnify and advance expenses to each employee and agent of the Corporation, and all other persons whom the Corporation is authorized to indemnify under the provisions of the DGCL, as provided in the bylaws of the Corporation.

B-1

Annex B

PERSONAL AND CONFIDENTIAL

October 18, 2020

Board of Directors
ConocoPhillips
925 N. Eldridge Parkway
Houston, TX 77079

Ladies and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to ConocoPhillips (the "Company") of the exchange ratio (the "Exchange Ratio") of 1.46 shares of common stock, par value $0.01 per share (the "Company Common Stock"), of the Company to be issued in exchange for each share of common stock, par value $0.001 per share (the "Concho Resources Common Stock"), of Concho Resources Inc. ("Concho Resources"), pursuant to the Agreement and Plan of Merger, dated as of October 18, 2020 (the "Agreement"), by and among the Company, Falcon Merger Sub Corp., a wholly owned subsidiary of the Company, and Concho Resources.

        Goldman Sachs & Co. LLC and its affiliates are engaged in advisory, underwriting and financing, principal investing, sales and trading, research, investment management and other financial and non-financial activities and services for various persons and entities. Goldman Sachs & Co. LLC and its affiliates and employees, and funds or other entities they manage or in which they invest or have other economic interests or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, Concho Resources and any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"). We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse certain of our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain financial advisory and/or underwriting services to the Company and/or its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as a dealer with respect to the Company's commercial paper program since December 2010. We may also in the future provide financial advisory and/or underwriting services to the Company, Concho Resources and their respective affiliates for which our Investment Banking Division may receive compensation.

        In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company and Concho Resources for the five years ended December 31, 2019; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company and Concho Resources; certain other communications from the Company and Concho Resources to their respective stockholders; certain publicly available research analyst reports for the Company and Concho Resources; certain internal financial analyses and forecasts for Concho Resources on a stand-alone basis prepared by its management; certain internal financial analyses and forecasts for the Company on a stand-alone basis, certain financial analyses and forecasts for Concho Resources on a stand-alone basis, and certain internal financial analyses and forecasts for the Company on a pro-forma basis giving effect to the Transaction, in each case as prepared by the management of the Company and approved for our use by the Company (the "Forecasts"), including certain operating synergies projected by the management of the Company to result from the Transaction, as approved for our use by the Company (the "Synergies"). We have also held discussions with members of the senior managements of the Company and Concho Resources regarding their assessment of the past and current business operations, financial condition and future prospects of Concho Resources and with the members of senior management of the Company

Board of Directors
ConocoPhillips
October 18, 2020
Page Two

regarding their assessment of the past and current business operations, financial condition and future prospects of the Company and the strategic rationale for, and the potential benefits of, the Transaction; reviewed the reported price and trading activity for the shares of Company Common Stock and the shares of Concho Resources Common Stock; compared certain financial and stock market information for the Company and Concho Resources with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent business combinations in the oil and gas exploration and production industry; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts, including the Synergies, have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation, appraisal or geological or technical assessment of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company or Concho Resources or any of their respective subsidiaries and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or Concho Resources or on the expected benefits of the Transaction in any way meaningful to our analysis. We also have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the Company, as of the date hereof, of the Exchange Ratio pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Concho Resources, or any class of such persons in connection with the Transaction, whether relative to the Exchange Ratio pursuant to the Agreement or otherwise. We are not expressing any opinion as to the prices at which shares of Company Common Stock or Concho Resources Common Stock will trade at any time, as to the potential effects of volatility in the credit, financial and stock markets on the Company or Concho Resources or the Transaction, or as to the impact of the Transaction on the solvency or viability of the Company or Concho Resources or the ability of the Company or Concho Resources to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of shares of Company Common Stock

Board of Directors
ConocoPhillips
October 18, 2020
Page Three

should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman Sachs & Co. LLC.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio pursuant to the Agreement is fair from a financial point of view to the Company.

Very truly yours,

/s/ Goldman Sachs & Co. LLC (GOLDMAN SACHS & CO. LLC)

Annex C

[LETTERHEAD OF CREDIT SUISSE SECURITIES (USA) LLC]

October 18, 2020

Concho Resources Inc.
600 West Illinois Avenue
Midland, TX 79701
Attention: Board of Directors

Members of the Board:

        You have asked us to advise you in your capacity as the Board of Directors (the "Board") of Concho Resources Inc. (the "Company") with respect to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share ("Company Common Stock"), of the Company of the Exchange Ratio (as defined below) set forth in the Agreement and Plan of Merger, dated as of October 18, 2020 (the "Agreement"), among the Company, ConocoPhillips (the "Acquiror") and Falcon Merger Sub Corp., a wholly owned subsidiary of the Acquiror ("Merger Sub"). We understand that the Agreement provides for, among other things, the merger of the Company with Merger Sub (the "Transaction") pursuant to which the Company will become a wholly owned subsidiary of the Acquiror and each outstanding share of Company Common Stock (other than Excluded Shares and Converted Shares (each as defined in the Agreement)) will be converted into the right to receive 1.46 shares of common stock, par value $0.01 per share ("Acquiror Common Stock"), of the Acquiror (the "Exchange Ratio").

        In arriving at our opinion, we have reviewed the Agreement and certain publicly available business and financial information relating to the Company and the Acquiror. We have also reviewed certain other information relating to the Company and the Acquiror, including (x) financial forecasts relating to the Company, reflecting alternative commodity price and production growth assumptions provided by the Company, for the fiscal years ending December 31, 2021 through December 31, 2030 (the "Company Projections"), reviewed and discussed with us by the management of the Company and (y) financial forecasts relating to the Acquiror, reflecting alternative commodity price and production growth assumptions provided by the Company, for the fiscal years ending December 31, 2021 through December 31, 2030 (the "Company Projections for the Acquiror"), reviewed and discussed with us by the management of the Company, and have met with the managements of the Company and the Acquiror and certain of their respective representatives to discuss the businesses and prospects of the Company and the Acquiror. In addition, we reviewed financial forecasts relating to the Acquiror for the fiscal years ending December 31, 2021 through December 31, 2025 (the "Acquiror Projections") provided to us by the Acquiror. We also reviewed estimates provided to us by the managements of the Company and the Acquiror with respect to the cost savings and synergies (the "Synergies Estimates") anticipated by such managements to be achieved after giving effect to the Transaction. We have also considered certain financial and stock market data of the Company and the Acquiror, and we have compared that data with similar data for other companies with publicly traded equity securities in businesses we deemed similar to those of the Company and the Acquiror, respectively, and we have considered, to the extent publicly available, the financial terms of certain other business combinations and other transactions which have been effected or announced. We also considered such other information, financial studies, analyses and investigations and financial, economic and market criteria which we deemed relevant.

        In connection with our review, we have not independently verified any of the foregoing information and, with your consent, we have assumed and relied upon such information being complete and accurate in all respects material to our analyses and this opinion. With respect to the Company Projections and the Company Projections for the Acquiror (in each case, including the alternative commodity pricing and production growth assumptions), we have been advised by the management of the Company, and we have assumed with your consent, that such forecasts and estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and the Acquiror, respectively. With respect to the Synergies Estimates, we have been advised by the managements of the Company and the Acquiror, and we have assumed with your consent, that such estimates have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such managements as to the cost savings and synergies anticipated by such managements to be achieved after giving effect to the Transaction. With respect to the Acquiror Projections, we have also assumed, with your consent, that such forecasts and estimates represent reasonable estimates and judgments of the management of the Acquiror as to the future financial performance of the Acquiror. At your direction, we have assumed that the Company Projections, the Company Projections for the Acquiror and the Synergies Estimates are a reasonable basis upon which to evaluate the Company, the Acquiror and the Transaction and at your direction we have relied upon the Company Projections, the Company Projections for the Acquiror and the Synergies Estimates for purposes of our analyses and this opinion. We express no view or opinion with respect to the Company Projections, the Company Projections for the Acquiror, the Acquiror Projections or the Synergies Estimates, or the assumptions and methodologies upon which they are based.

        In addition, we have relied upon, without independent verification (i) the assessments of the management of the Company with respect to the Acquiror's ability to integrate the businesses of the Company and the Acquiror and (ii) the assessments of the management of the Company as to the Acquiror's existing technology and future capabilities with respect to the extraction of the Acquiror's and the Company's oil and gas reserves and other oil and gas resources (and associated timing and costs) and the production of various oil and gas products, including liquefied natural gas (and associated timing and costs), and, with your consent, have assumed that there have been no developments that would adversely affect such management's views with respect to such technologies, capabilities, timing and costs. We also have assumed, with your consent, that, in the course of obtaining any regulatory or third party consents, approvals or agreements in connection with the Transaction, no modification, delay, limitation, restriction or condition will be imposed that would have an adverse effect on the Company, the Acquiror or the contemplated benefits of the Transaction and that the Transaction will be consummated in compliance with all applicable laws and regulations and in accordance with the terms of the Agreement without waiver, modification or amendment of any term, condition or agreement thereof that is material to our analyses or this opinion. In addition, we have not been requested to make, and have not made, an independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of the Company or the Acquiror, nor have we been furnished with any such evaluations or appraisals (other than publicly available oil and gas reserve information with respect to the Company and the Acquiror).

        Our opinion addresses only the fairness, from a financial point of view, to the holders of Company Common Stock of the Exchange Ratio in the Transaction pursuant to the Agreement and does not address any other aspect or implication of the Transaction or any agreement, arrangement or understanding entered into in connection therewith or otherwise, including, without limitation, the form or structure of the Transaction and the fairness of the amount or nature of, or any other aspect relating to, any compensation or consideration to be received or otherwise payable to any officers, directors, employees, securityholders or affiliates of any party to the Transaction, or class of such persons, relative to the Exchange Ratio or otherwise. Furthermore, we are not expressing any advice or opinion regarding matters that require legal, regulatory, accounting, insurance, intellectual property, tax, environmental, executive compensation or other similar professional advice, including, without limitation, any advice regarding the amounts of any company's oil and gas reserves, the riskings attributable to such reserves or any other aspects of any company's oil and gas reserves. We have assumed that the Company has or will obtain such advice or opinions from the appropriate professional sources. The issuance of this opinion was approved by our authorized internal committee.

        Our opinion is necessarily based on information made available to us as of the date hereof and upon financial, economic, market and other conditions as they exist and can be evaluated on the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. In addition, as you are aware, the financial projections and estimates that we have reviewed relating to the future financial performance of the Company and the Acquiror and the Synergies Estimates reflect certain assumptions regarding (x) the oil and gas industry and future commodity prices associated with that industry and (y) the political policies and risk relevant to the conduct of the Company's businesses that are or could be subject to significant uncertainty and volatility and that, if different than assumed, could have a material impact on our analyses and this opinion. As you are also aware, the financial markets have been experiencing unusual volatility, and we express no opinion or view as to any potential effects of such volatility on the Company, the Acquiror or the Transaction. We are not expressing any opinion as to what the value of shares of Acquiror Common Stock actually will be when issued to the holders of Company Common Stock pursuant to the Agreement or the prices or ranges of prices at which shares of Company Common Stock or Acquiror Common Stock may be purchased or sold at any time. We have assumed that the shares of Acquiror Common Stock to be issued in the Transaction will be approved for listing on the New York Stock Exchange prior to the consummation of the Transaction. Our opinion does not address the relative merits of the Transaction as compared to alternative transactions or strategies that might be available to the Company, nor does it address the underlying business decision of the Board or the Company to proceed with or effect the Transaction. We were not requested to, and we did not, solicit third party indications of interest in acquiring all or any part of the Company.

        We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, a substantial portion of which is contingent upon the consummation of the Transaction. We also became entitled to receive a fee upon the rendering of our opinion. In addition, the Company has agreed to reimburse us for certain of our expenses and to indemnify us and certain related parties for certain liabilities and other items arising out of or related to our engagement. We and our affiliates have in the past provided and currently are providing investment banking and other financial advice and services to the Company and its affiliates for which advice and services we and our affiliates have received and would expect to receive compensation, including among other things, during the past two years, having acted as a senior co-manager in connection with the public offering of debt securities by the Company in 2020. We and our affiliates have in the past provided investment banking and other financial advice and services to the Acquiror and its affiliates for which advice and services we and our affiliates have received compensation, including among other things, during the past two years, having acted as a financial intermediary in connection with a repurchase of Acquiror Common Stock by the Acquiror in 2020. We and our affiliates may in the future provide investment banking and other financial advice and services to the Company, the Acquiror and their respective affiliates for which advice and services we and our affiliates would expect to receive compensation. We are a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial advice and services. We and/or our affiliates are also participants and lenders under outstanding credit facilities of the Company and the Acquiror and/or certain of their respective affiliates. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates' own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of the Company, the Acquiror and any other company that may be involved in the Transaction, as well as provide investment banking and other financial advice and services to such companies and their affiliates.

        It is understood that this letter is for the information of the Board (in its capacity as such) in connection with its consideration of the Transaction and does not constitute advice or a recommendation to any security holder of the Company as to how such security holder should vote or act on any matter relating to the proposed Transaction.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the holders of Company Common Stock.

Very truly yours,
CREDIT SUISSE SECURITIES (USA) LLC

Annex D

[LETTERHEAD OF J.P. MORGAN SECURITIES LLC]

October 18, 2020

The Board of Directors
Concho Resources Inc.
600 West Illinois Avenue
Midland, TX 79701

Members of the Board of Directors:

        You have requested our opinion as to the fairness, from a financial point of view, to the holders of common stock, par value $0.001 per share (the "Company Common Stock"), of Concho Resources Inc. (the "Company") of the Exchange Ratio (as defined below) in the proposed merger (the "Transaction") of the Company with a wholly owned subsidiary of ConocoPhillips (the "Acquiror"). Pursuant to the Agreement and Plan of Merger, dated as of October 18, 2020 (the "Agreement"), among the Company, the Acquiror and Falcon Merger Sub Corp., a wholly owned subsidiary of the Acquiror ("Merger Sub"), the Company will become a wholly owned subsidiary of the Acquiror, and each outstanding share of Company Common Stock (other than Excluded Shares and Converted Shares (each as defined in the Agreement)) will be converted into the right to receive 1.46 shares (the "Exchange Ratio") of common stock, par value $0.01 per share (the "Acquiror Common Stock"), of the Acquiror.

        In connection with preparing our opinion, we have (i) reviewed the Agreement; (ii) reviewed certain publicly available business and financial information concerning the Company and the Acquiror and the industries in which they operate; (iii) compared the proposed financial terms of the Transaction with the publicly available financial terms of certain transactions involving companies we deemed relevant and the consideration paid for such companies; (iv) compared the financial and operating performance of the Company and the Acquiror with publicly available information concerning certain other companies we deemed relevant and reviewed the current and historical market prices of the Company Common Stock and the Acquiror Common Stock and certain publicly traded securities of such other companies; (v) reviewed certain internal financial analyses and forecasts prepared by or at the direction of the management of the Company with respect to the Company and the Acquiror relating to their respective businesses as well as the estimated amount and timing of the cost savings and related expenses and synergies expected to result from the Transaction, prepared by managements of the Company and the Acquiror (the "Synergies"); and (vi) performed such other financial studies and analyses and considered such other information as we deemed appropriate for the purposes of this opinion.

        In addition, we have held discussions with certain members of the management of the Company and the Acquiror with respect to certain aspects of the Transaction, and the past and current business operations of the Company and the Acquiror, the financial condition and future prospects and operations of the Company and the Acquiror, the effects of the Transaction on the financial condition and future prospects of the Company and the Acquiror, and certain other matters we believed necessary or appropriate to our inquiry.

        In giving our opinion, we have relied upon and assumed the accuracy and completeness of all information that was publicly available or was furnished to or discussed with us by the Company and the Acquiror or otherwise reviewed by or for us. We have not independently verified any such information or its accuracy or completeness and, pursuant to our engagement letter with the Company, we did not assume any obligation to undertake any such independent verification. We have not conducted or been provided with any valuation or appraisal of any assets or liabilities, nor have we evaluated the solvency of the Company or the Acquiror under any state or federal laws relating to bankruptcy, insolvency or similar matters. In relying on financial analyses and forecasts provided to us or derived therefrom, including Synergies, we have assumed that they have been reasonably prepared based on assumptions reflecting the best currently available estimates and judgments by the Company's management as to the expected future results of operations and financial condition of the Company and the Acquiror to which such analyses or forecasts relate. We express no view as to such analyses or forecasts (including the Synergies) or the assumptions on which they were based. We have also assumed that the Transaction and the other transactions contemplated by the Agreement will be consummated as described in the Agreement. We have also assumed that the representations and warranties made by the Company and the Acquiror in the Agreement and the related agreements are and will be true and correct in all respects material to our analysis. We are not legal, regulatory or tax experts and have relied on the assessments made by advisors to the Company with respect to such issues. We have further assumed that all material governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the Company or the Acquiror or on the contemplated benefits of the Transaction.

        Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we do not have any obligation to update, revise, or reaffirm this opinion. Our opinion is limited to the fairness, from a financial point of view, to the holders of the Company Common Stock of the Exchange Ratio in the proposed Transaction pursuant to the Agreement and we express no opinion as to the fairness of any consideration to be paid in connection with the Transaction to the holders of any other class of securities, creditors or other constituencies of the Company or as to the underlying decision by the Company to engage in the Transaction. Furthermore, we express no opinion with respect to the amount or nature of any compensation to any officers, directors, or employees of any party to the Transaction, or any class of such persons relative to the Exchange Ratio applicable to the holders of the Company Common Stock in the Transaction or with respect to the fairness of any such compensation. We are expressing no opinion herein as to the price at which the Company Common Stock or the Acquiror Common Stock will trade at any future time.

        We note that we were not authorized to and did not solicit any expressions of interest from any other parties with respect to the sale of all or any part of the Company or any other alternative transaction.

        We have acted as financial advisor to the Company with respect to the proposed Transaction and will receive a fee from the Company for our services, a substantial portion of which will become payable only if the proposed Transaction is consummated. In addition, the Company has agreed to indemnify us for certain liabilities arising out of our engagement. During the two years preceding the date of this letter, we and our affiliates have had, and continue to have, commercial or investment banking relationships with the Company and the Acquiror, for which we and such affiliates have received, or will receive, customary compensation. Such services during such period include having acted as joint lead bookrunner on the Company's offering of debt securities, which closed in August 2020, and as financial advisor to the Acquiror in a divestiture which closed in October 2018. In addition, our commercial banking affiliate is an agent bank and a lender under outstanding credit facilities of the Company and the Acquiror, for which it receives customary compensation or other financial benefits. In addition, we and our affiliates hold, on a proprietary basis, less than 1% of the outstanding common stock of each of the Company and the Acquiror. In the ordinary course of our businesses, we and our affiliates may actively trade the debt and equity securities or financial instruments (including derivatives, bank loans or other obligations) of the Company or the Acquiror for our own account or for the accounts of customers and, accordingly, we may at any time hold long or short positions in such securities or other financial instruments.

        On the basis of and subject to the foregoing, it is our opinion as of the date hereof that the Exchange Ratio in the proposed Transaction is fair, from a financial point of view, to the holders of the Company Common Stock.

        The issuance of this opinion has been approved by a fairness opinion committee of J.P. Morgan Securities LLC. This letter is provided to the Board of Directors of the Company (in its capacity as such) in connection with and for the purposes of its evaluation of the Transaction. This opinion does not constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Transaction or any other matter. This opinion may not be disclosed, referred to, or communicated (in whole or in part) to any third party for any purpose whatsoever except with our prior written approval. This opinion may be reproduced in full in any proxy or information statement mailed to shareholders of the Company but may not otherwise be disclosed publicly in any manner without our prior written approval.

Very truly yours,
/s/ J.P. MORGAN SECURITIES LLC J.P. MORGAN SECURITIES LLC

VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. CONCHO RESOURCES INC. ONE CONCHO CENTER 600 W. ILLINOIS AVE. MIDLAND, TX 79701 During The Meeting - Go to www.virtualshareholdermeeting.com/CXO2021SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D27130-S13268 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. CONCHO RESOURCES INC. The Board of Directors recommends you vote FOR Proposals 1 and 2: For Against Abstain ! ! ! ! ! ! 1. To adopt the Agreement and Plan of Merger, dated October 18, 2020 (as it may be amended from time to time, the "Merger Agreement"), by and among Concho Resources Inc., ConocoPhillips and Falcon Merger Sub Corp. 2. To approve, by non-binding vote, certain compensation that may be paid or become payable to Concho Resources Inc.’s named executive officers that is based on, or otherwise relates to, the merger contemplated by the Merger Agreement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. D27131-S13268 PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CONCHO RESOURCES INC. The undersigned hereby appoints Jack F. Harper, C. William Giraud and Brenda R. Schroer, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Concho Resources Inc. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Special Meeting of Stockholders of the Company to be held at 9:00 a.m. Central Time, on January 15, 2021, or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1 AND FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be marked, dated and signed, on the other side)